UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-04015
Eaton Vance Mutual Funds Trust
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, MA 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, MA 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
October 31
Date of Fiscal Year End
October 31, 2010
Date of Reporting Period

Item 1. Reports to Stockholders

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance U.S. Government Money Market Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Economic and Market Conditions
Thomas H. Luster, CFA Co-Portfolio Manager	•	The 12-month period ending October 31, 2010, opened with early signs of economic recovery and significantly less volatility in the credit markets than in the previous period. Economic growth, while slow, returned during the period, with GDP (gross domestic product) for all four quarters posting positive results.

Maria C. Cappellano Co-Portfolio Manager	•	Throughout the year, the Federal Reserve held policy rates between 0.00% and 0.25%, acknowledging the slow pace of economic recovery and employment, as well as the relative stability of the inflation outlook. The Fed also telegraphed its intention to institute a second round of quantitative easing, which would entail purchasing significant amounts of longer- term Treasury securities in an effort to accelerate economic recovery.
Management Discussion
•	During the last year, the Fund completed its transition to a government money market fund as the Securities and Exchange Commission (SEC) implemented sweeping reform to the rules that govern the universe of money market funds. As of October 31, 2010, the Fund was primarily invested in U.S. Government agency bonds and U.S. Treasury obligations. Among other mandates, the SEC reform created new liquidity requirements and a shorter weighted average maturity, reducing the Fund’s yield as demand for shorter maturity securities increased.

•	If the current low-rate environment and the Fed’s target rate of 0.00% to 0.25% continue, the ability of the Fund and its peers to generate positive yield will remain limited.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance U.S. Government Money Market Fund as of October 31, 2010
 FUND PERFORMANCE

Performance[1]	Class A	Class B		Class C
Share Class Symbol	EHCXX	EBHXX		ECHXX

Average Annual Total Returns (at net asset value)

One Year	0.00%	N.A.		N.A.
Five Years	2.43	N.A.		N.A.
Ten Years	2.05	N.A.		N.A.
Life of Fund†	5.63	0.00	††	0.00	††

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	0.00%	N.A.		N.A.
Five Years	2.43	N.A.		N.A.
Ten Years	2.05	N.A.		N.A.
Life of Fund†	5.63	-5.00	††	-1.00	††

†	Inception Dates – Class A: 1/27/75; Class B: 12/7/09; Class C: 12/7/09
††	Performance is cumulative since share class inception.

[1]	Average Annual Total Returns do not include the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If the sales charge were deducted, the returns would be lower. SEC Average Annual Total Returns for Class B reflect the maximum applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class A shares are offered at net asset value. Although the Fund seeks to maintain a stable net asset value of $1.00 per share, it is possible to lose money by investing in the Fund.

Current SEC Yield (annualized)[2,3]
For the 7-day period ended 10/31/10

Class A	0.00%
Class B	0.00
Class C	0.00

[2]	Past performance is no guarantee of future results. Performance is for the stated time period only; the Fund’s current yield may be lower or higher than the quoted yield. Yield quotation more closely reflects current earnings than quotations of total return. For current yield information, please call 1-800-262-1122.
[3]	The Fund’s investment adviser has voluntarily undertaken to reimburse expenses or waive fees to the extent necessary to maintain a yield of not less than zero.

Total Annual
Operating Expenses[4]	Class A	Class B	Class C

Expense Ratio	0.76%	1.66%	1.66%

[4]	Source: Prospectus dated 3/1/10.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (if applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Portfolio Composition
Asset Allocation
By net assets

2

Eaton Vance U.S. Government Money Market Fund as of October 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 – October 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance U.S. Government Money Market Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/10)	(10/31/10)	(5/1/10 – 10/31/10)

Actual
Class A	$1,000.00	$1,000.00	$1.06	**
Class B	$1,000.00	$1,000.00	$1.06	**
Class C	$1,000.00	$1,000.00	$1.06	**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,024.10	$1.07	**
Class B	$1,000.00	$1,024.10	$1.07	**
Class C	$1,000.00	$1,024.10	$1.07	**

*	Expenses are equal to the Fund’s annualized expense ratio of 0.21% for Class A shares, 0.21% for Class B shares and 0.21% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2010.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

3

Eaton Vance U.S. Government Money Market Fund as of October 31, 2010

PORTFOLIO OF INVESTMENTS

Government-Backed Corporate Bonds(1)— 4.0%

Principal Amount
(000’s omitted)	Security	Value

Banks and Money Services — 3.5%

$1,175	Bank of America, MTN, 0.47%, 12/23/10(2)	$1,175,540
1,000	Citibank, 0.289%, 7/12/11(2)	1,000,972
500	Citigroup, Inc., 0.842%, 12/9/10(2)	500,287
1,500	Goldman Sachs Group, Inc., 0.796%, 12/3/10(2)	1,500,935
1,000	JPMorgan Chase & Co., 2.625%, 12/1/10	1,001,812
500	JPMorgan Chase & Co., 0.42%, 4/1/11(2)	500,518

		$5,680,064

Diversified Financial Services — 0.5%

$940	General Electric Capital Corp., MTN, 0.922%, 12/9/10(2)	$940,619

		$940,619

Total Government-Backed Corporate Bonds
(amortized cost $6,620,683)		$6,620,683

U.S. Government Agency Obligations — 81.3%

Principal Amount
(000’s omitted)	Security	Value

	Federal Home Loan Bank:
$2,000	0.28%, 11/10/10	$2,000,012
540	0.239%, 1/14/11(2)	540,013
2,890	1.625%, 3/16/11	2,901,831
3,900	0.25%, 5/27/11(2)	3,898,860
1,500	0.27%, 5/27/11(2)	1,500,000
670	0.29%, 5/27/11(2)	670,000
1,350	0.40%, 10/3/11	1,350,000
1,500	0.40%, 11/18/11	1,500,000
3,963	Discount Note, 0.10%, 11/1/10	3,963,000
3,059	Discount Note, 0.165%, 11/3/10	3,058,972
3,762	Discount Note, 0.17%, 11/3/10	3,761,964
7,000	Discount Note, 0.17%, 11/10/10	6,999,702
4,962	Discount Note, 0.18%, 11/12/10	4,961,727
1,000	Discount Note, 0.30%, 11/12/10	999,908
694	Discount Note, 0.17%, 11/19/10	693,941
3,873	Discount Note, 0.18%, 12/8/10	3,872,283
1,500	Discount Note, 0.275%, 12/10/10	1,499,553
2,000	Discount Note, 0.17%, 1/12/11	1,999,320
7,900	Discount Note, 0.155%, 1/20/11	7,897,279
2,137	Discount Note, 0.175%, 1/21/11	2,136,159

		$56,204,524

	Federal Home Loan Mortgage Corp.:
$1,610	0.35%, 4/1/11(2)	$1,611,407
500	0.365%, 8/5/11(2)	500,349
5,000	Discount Note, 0.32%, 11/16/10	4,999,333
9,616	Discount Note, 0.18%, 11/29/10	9,614,654
5,000	Discount Note, 0.18%, 12/7/10	4,999,100
446	Discount Note, 0.32%, 12/7/10	445,857
5,000	Discount Note, 0.185%, 12/13/10	4,998,921
2,000	Discount Note, 0.20%, 12/13/10	1,999,533
1,125	Discount Note, 0.17%, 12/27/10	1,124,703
7,032	Discount Note, 0.155%, 1/3/11	7,030,093
4,500	Discount Note, 0.18%, 1/10/11	4,498,425
1,110	Discount Note, 0.28%, 1/19/11	1,109,318
5,000	Discount Note, 0.17%, 1/25/11	4,997,993
295	Discount Note, 0.19%, 2/8/11	294,846
2,000	Discount Note, 0.20%, 2/15/11	1,998,822

		$50,223,354

	Federal National Mortgage Association:
$2,500	4.50%, 2/15/11	$2,529,830
580	0.264%, 5/13/11(2)	579,708
670	Discount Note, 0.285%, 11/1/10	670,000
1,621	Discount Note, 0.245%, 11/15/10	1,620,846
1,500	Discount Note, 0.25%, 12/1/10	1,499,688
2,360	Discount Note, 0.19%, 12/15/10	2,359,452
500	Discount Note, 0.30%, 12/15/10	499,817
2,500	Discount Note, 0.25%, 12/20/10	2,499,149
1,185	Discount Note, 0.165%, 1/18/11	1,184,576
909	Discount Note, 0.19%, 1/31/11	908,563
853	Discount Note, 0.17%, 2/1/11	852,629
9,308	Discount Note, 0.18%, 2/9/11	9,303,346
1,500	Discount Note, 0.29%, 2/17/11	1,498,695
50	Discount Note, 0.32%, 8/1/11	49,879

		$26,056,178

Total U.S. Government Agency Obligations
(amortized cost $132,484,056)		$132,484,056

U.S. Treasury Obligations — 16.7%

Principal Amount
(000’s omitted)	Security	Value

$5,000	U.S. Treasury Bill, 0.15%, 11/18/10	$4,999,646
5,000	U.S. Treasury Bill, 0.15%, 12/9/10	4,999,208
5,000	U.S. Treasury Bill, 0.155%, 12/16/10	4,999,031
5,000	U.S. Treasury Bill, 0.155%, 1/13/11	4,998,428
3,984	U.S. Treasury Bill, 0.155%, 2/3/11	3,982,388

See notes to financial statements

4

Eaton Vance U.S. Government Money Market Fund as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

U.S. Treasury Obligations (continued)

Principal Amount
(000’s omitted)	Security	Value

$2,500	U.S. Treasury Bill, 0.175%, 2/3/11	$2,498,858
684	U.S. Treasury Bill, 0.17%, 4/7/11	683,493

Total U.S. Treasury Obligations
(amortized cost $27,161,052)		$27,161,052

Total Investments — 102.0%
(amortized cost $166,265,791)(3)		$166,265,791

Other Assets, Less Liabilities — (2.0)%		$(3,247,611)

Net Assets — 100.0%		$163,018,180

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

MTN - Medium-Term Note

(1)	Bonds are guaranteed by the Federal Deposit Insurance Corporation (FDIC) Temporary Liquidity Guarantee Program. The program provides for the payment of principal and interest by the FDIC in the event of default by the issuer through the earlier of the maturity date of the bond or December 31, 2012, the expiration date of the program.

(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2010.

(3)	Cost for federal income taxes is the same.

See notes to financial statements

5

Eaton Vance U.S. Government Money Market Fund as of October 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2010

Assets

Investments, at amortized cost	$166,265,791
Cash	97
Interest receivable	53,146
Receivable for Fund shares sold	249,348

Total assets	$166,568,382

Liabilities

Payable for investments purchased	$1,500,000
Payable for Fund shares redeemed	1,385,025
Distributions payable	33
Payable to affiliates:
Due to investment adviser	592,686
Trustees’ fees	42
Accrued expenses	72,416

Total liabilities	$3,550,202

Net Assets	$163,018,180

Sources of Net Assets

Paid-in capital	$163,222,578
Accumulated net realized loss	(204,398)

Total	$163,018,180

Class A Shares

Net Assets	$117,408,679
Shares Outstanding*	117,647,064
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$1.00

Class B Shares

Net Assets	$35,279,936
Shares Outstanding*	35,279,314
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$1.00

Class C Shares

Net Assets	$10,329,565
Shares Outstanding*	10,329,142
Net Asset Value and Offering Price Per Share**
(net assets ÷ shares of beneficial interest outstanding)	$1.00

*	Shares of beneficial interest have no par value and unlimited authorization.

**	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2010

Investment Income

Interest	$255,344
Interest income allocated from Portfolio	112,878
Expenses allocated from Portfolio	(112,878)

Total investment income	$255,344

Expenses

Investment adviser fee	$630,491
Distribution and service fees
Class B	267,932
Class C	72,922
Trustees’ fees and expenses	250
Custodian fee	37,013
Transfer and dividend disbursing agent fees	140,590
Legal and accounting services	38,893
Printing and postage	37,397
Registration fees	89,938
Miscellaneous	11,764

Total expenses	$1,327,190

Deduct —
Reduction of custodian fee	$11
Waiver of fees and reimbursement of expenses by affiliates	1,071,904

Total expense reductions	$1,071,915

Net expenses	$255,275

Net investment income	$69

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$2,016
Investment transactions allocated from Portfolio	20,925

Net realized gain	$22,941

Net increase in net assets from operations	$23,010

See notes to financial statements

6

Eaton Vance U.S. Government Money Market Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2010	October 31, 2009

From operations —
Net investment income	$69	$561,422
Net realized gain from investment transactions	22,941	317,026

Net increase in net assets from operations	$23,010	$878,448

Distributions to shareholders —
From net investment income
Class A(1)	$(54)	$(533,136)
Class B	(12)	—
Class C	(3)	—
Tax return of capital	—	(28,286)

Total distributions to shareholders	$(69)	$(561,422)

Transactions in shares of beneficial interest at Net Asset Value of $1.00 per share —
Proceeds from sale of shares
Class A(1)	$284,140,642	$362,492,912
Class B	7,307,127	—
Class C	27,770,008	—
Net asset value of shares issued to shareholders in payment of distributions declared
Class A(1)	24	379,523
Class B	3	—
Cost of shares redeemed
Class A(1)	(358,197,528)	(527,122,806)
Class B	(21,513,671)	—
Class C	(17,440,866)	—
Net asset value of shares exchanged
Class A	12,859,509	—
Class B	(12,859,509)	—
Issued in connection with tax-free reorganization (see Note 9)
Class B	62,345,364	—

Net decrease in net assets from Fund share transactions	$(15,588,897)	$(164,250,371)

Net decrease in net assets	$(15,565,956)	$(163,933,345)

Net Assets

At beginning of year	$178,584,136	$342,517,481

At end of year	$163,018,180	$178,584,136

(1)	Effective December 7, 2009, the Fund commenced offering multiple classes of shares. Shares outstanding prior to that date were designated as Class A shares.

See notes to financial statements

7

Eaton Vance U.S. Government Money Market Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A(1)

	Year Ended October 31,							Year Ended December 31,
						Period Ended
	2010		2009		2008	October 31, 2007(2)		2006		2005

Net asset value — Beginning of period	$1.000		$1.000		$1.000	$1.000		$1.000		$1.000

Income (Loss) From Operations

Net investment income(3)	$0.000	(4)	$0.002		$0.030	$0.040		$0.043		$0.024

Less Distributions

From net investment income	$(0.000	)(4)	$(0.002)		$(0.030)	$(0.040)		$(0.043)		$(0.024)
Tax return of capital	—		(0.000	)(4)	—	—		—		—

Total distributions	$(0.000)		$(0.002)		$(0.030)	$(0.040)		$(0.043)		$(0.024)

Net asset value — End of period	$1.000		$1.000		$1.000	$1.000		$1.000		$1.000

Total Return(5)	0.00	%(7)	0.17%		3.02%	4.04	%(6)	4.40	%(8)	2.48	%(8)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$117,409		$178,584		$342,517	$174,122		$119,983		$94,969
Ratios (as a percentage of average daily net assets):
Expenses(9)(10)	0.20	%(11)	0.58	%(11)	0.58%	0.62	%(12)	0.75%		0.80%
Net investment income	0.00	%(7)	0.23%		2.90%	4.82	%(12)	4.32%		2.46%

(1)	Effective December 7, 2009, the Fund commenced offering multiple classes of shares. Shares outstanding prior to that date were designated as Class A shares.

(2)	For the ten months ended October 31, 2007. The Fund changed its fiscal year-end from December 31 to October 31.

(3)	Computed using average shares outstanding.

(4)	Amount is less than $0.0005.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(6)	Not annualized.

(7)	Amount is less than 0.005%.

(8)	During the years ended December 31, 2006 and 2005, the investment adviser reimbursed the Fund, through its investment in the Portfolio, for net losses realized on the disposal of investments which did not meet the Portfolio’s investment guidelines. The reimbursement was less than $0.01 per share and had no effect on total return for the years ended December 31, 2006 and 2005.

(9)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was making investments directly into the Portfolio.

(10)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(11)	The investment adviser waived its investment adviser fee and reimbursed a portion of the Fund’s expenses and/or the investment adviser waived a portion of its investment adviser fee of the Portfolio during the period that the Fund invested in the Portfolio (equal to 0.50% and 0.18% of average daily net assets for the years ended October 31, 2010 and 2009, respectively). Absent this waiver and reimbursement total return would have been lower

(12)	Annualized.

See notes to financial statements

8

Eaton Vance U.S. Government Money Market Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B
	Period Ended
	October 31, 2010(1)

Net asset value — Beginning of period	$1.000

Income (Loss) From Operations

Net investment income(2)	$0.000	(3)

Less Distributions

From net investment income	$(0.000	)(3)

Total distributions	$(0.000)

Net asset value — End of period	$1.000

Total Return(4)	0.00	%(5)(6)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$35,280
Ratios (as a percentage of average daily net assets):
Expenses(7)(8)	0.20	%(9)(10)
Net investment income	0.00	%(6)(9)

(1)	For the period from commencement of operations, December 7, 2009, to October 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Not annualized.

(6)	Amount is less than 0.005%.

(7)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was making investments directly into the Portfolio.

(8)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(9)	Annualized.

(10)	The investment adviser waived its investment adviser fee and reimbursed a portion of the Fund’s expenses, the investment adviser waived a portion of its investment adviser fee of the Portfolio during the period that the Fund invested in the Portfolio, and/or the distributor waived its distribution and service fees (equal to 1.40% of average daily net assets for the period ended October 31, 2010). Absent this waiver, total return would have been lower.

See notes to financial statements

9

Eaton Vance U.S. Government Money Market Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C
	Period Ended
	October 31, 2010(1)

Net asset value — Beginning of period	$1.000

Income (Loss) From Operations

Net investment income(2)	$0.000	(3)

Less Distributions

From net investment income	$(0.000	)(3)

Total distributions	$(0.000)

Net asset value — End of period	$1.000

Total Return(4)	0.00	%(5)(6)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$10,330
Ratios (as a percentage of average daily net assets):
Expenses(7)(8)	0.20	%(9)(10)
Net investment income	0.00	%(6)(9)

(1)	For the period from commencement of operations, December 7, 2009, to October 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Not annualized.

(6)	Amount is less than 0.005%.

(7)	Includes the Fund’s share of the Portfolio’s allocated expenses for the period while the Fund was making investments directly into the Portfolio.

(8)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(9)	Annualized.

(10)	The investment adviser waived its investment adviser fee and reimbursed a portion of the Fund’s expenses, the investment adviser waived a portion of its investment adviser fee of the Portfolio during the period that the Fund invested in the Portfolio, and/or the distributor waived its distribution and service fees (equal to 1.40% of average daily net assets for the period ended October 31, 2010). Absent this waiver, total return would have been lower.

See notes to financial statements

10

Eaton Vance U.S. Government Money Market Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance U.S. Government Money Market Fund (formerly, Eaton Vance Cash Management Fund) (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to provide as high a rate of income as may be consistent with preservation of capital and maintenance of liquidity. Prior to February 27, 2010, the Fund invested all of its investable assets in interests in Cash Management Portfolio (the Portfolio), a New York trust managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), having the same investment objective and policies as the Fund. As of the close of business on February 26, 2010, the Fund received its pro rata share of cash and securities from the Portfolio as part of a complete liquidation of the Portfolio (see Note 9). As of March 1, 2010, the Fund invests directly in securities. The Fund offers three classes of shares. The Fund’s shares outstanding as of the close of business on December 4, 2010 and prior to the offering of additional share classes, were designated as Class A shares. Class A shares are sold at net asset value with no front-end sales charge. Class B and Class C shares are only offered in exchange for Class B and Class C shares, respectively, of other Eaton Vance funds. Class B and Class C shares are offered at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The Fund generally values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 under the 1940 Act, pursuant to which the Fund must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, the Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Prior to February 27, 2010, the net investment income or loss consisted of the Fund’s pro rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2010, the Fund, for federal income tax purposes, had a capital loss carryforward of $204,398 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016. During the year ended October 31, 2010, a capital loss carryforward of $22,941 was utilized to offset net realized gains by the Fund.

As of October 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the

11

Eaton Vance U.S. Government Money Market Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2   Distributions to Shareholders

The net investment income of the Fund is determined daily, and substantially all of the net investment income so determined is declared daily as a dividend to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

The tax character of distributions declared for the years ended October 31, 2010 and October 31, 2009 was as follows:

	Year Ended October 31,
	2010	2009

Distributions declared from:
Ordinary income	$69	$533,136
Tax return of capital	$—	$28,286

As of October 31, 2010, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Capital loss carryforward	$(204,398)

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by BMR as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.50% of the Fund’s average daily net assets up to $1 billion and is payable monthly. On net assets of $1 billion or more, the annual fee is reduced. Prior to February 27, 2010 when the Fund’s assets were invested in the Portfolio, the Fund was allocated its share of the Portfolio’s adviser fee. The Portfolio paid advisory fees to BMR on the same fee schedule as that of the Fund as described above. For the year ended October 31, 2010, the Fund’s allocated portion of the adviser fee paid by the Portfolio totaled $274,045 and the adviser fee paid by the Fund amounted to $630,491. For the year ended October 31, 2010, the Fund’s investment adviser fee, including the adviser fee allocated from the Portfolio, was 0.50% of the Fund’s average daily net assets. BMR has voluntarily undertaken to waive fees or reimburse expenses of the Fund (and prior to February 27, 2010, of the Portfolio) to the extent necessary to maintain a yield of not less than zero. For the year ended October 31, 2010, BMR waived investment adviser fees and reimbursed expenses of the Fund of $731,050. In addition, the Fund’s allocated portion of the fee waiver and expense reimbursement by BMR from the Portfolio was $173,812. The Fund’s distributor also waived its fees (see Note 4). EVM serves as the administrator of the Fund, but receives no compensation.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2010, EVM earned $8,145 in sub-transfer agent fees. Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, also

12

Eaton Vance U.S. Government Money Market Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

receives distribution and service fees from Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of the above organizations.

4   Distribution Plans

The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. On issuance of Class B and Class C shares of the Fund in exchange for shares of an Eaton Vance fund, the respective class will assume a portion of the Uncovered Distribution Charges associated with the shares so exchanged. Uncovered Distribution Charges are generally equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by an Eaton Vance fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges. For the year ended October 31, 2010, the Fund accrued to EVD $223,277 and $60,768 for Class B and Class C shares, respectively, representing 0.75% (annualized) of the average daily net assets of Class B and Class C shares, all of which were voluntarily waived by EVD. At October 31, 2010, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $14,648,000 and $1,025,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% of its average daily net assets attributable to that class. The Trustees approved service fee payments equal to 0.15% per annum of the Fund’s average daily net assets for Class B and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees accrued for the year ended October 31, 2010 amounted to $44,655 and $12,154 for Class B and Class C shares, respectively, all of which were waived by EVD.

5   Contingent Deferred Sales Charges

Class B and Class C shares are subject to a contingent deferred sales charge (CDSC) at the original CDSC rate that such shares were subject to prior to their exchange into the Fund. A CDSC generally is imposed on redemptions of Class B shares made within three to six years of purchase, depending on the fund from which shares were exchanged, at declining rates that begin at 5% and 3%, respectively. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. Generally, the CDSC is based on the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the year ended October 31, 2010, the Fund was informed that EVD received approximately $75,000 and $6,000 of CDSCs paid by Class B and Class C shareholders, respectively.

6   Purchases and Sales of Investments

Purchases and sales of investments, including maturities, and other than investments acquired in the transfer of assets from the Portfolio as described below, for the year ended October 31, 2010 were as follows:

Purchases

Investments (non-U.S. Government)	$8,043,767
U.S. Government and Agency Securities	2,681,575,944

$2,689,619,711

Sales

Investments (non-U.S. Government)	$1,400,000
U.S. Government and Agency Securities	2,715,225,502

$2,716,625,502

Increases and decreases in the Fund’s investment in the Portfolio for the period from November 1, 2009 through February 26, 2010, were $70,251,287 and $238,424,175, respectively. Included in decreases is $157,294,661, representing the Fund’s interest in the Portfolio as of the close of business on February 26, 2010, which was exchanged for cash and securities of the Portfolio on that date having the same cost and value.

13

Eaton Vance U.S. Government Money Market Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

7   Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2010.

8   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

At October 31, 2010, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Government-Backed Corporate Bonds	$—	$6,620,683	$—	$6,620,683
U.S. Government Agency Obligations	—	132,484,056	—	132,484,056
U.S. Treasury Obligations	—	27,161,052	—	27,161,052

Total	$—	$166,265,791	$—	$166,265,791

9   Reorganization

As of the close of business on February 26, 2010, the Fund acquired the net assets of Eaton Vance Money Market Fund (Money Market Fund) pursuant to a plan of reorganization approved by the Trustees of the Trust. The acquisition was accomplished by a tax-free exchange of 62,345,364 shares of Class B of the Fund (valued at $62,345,364) for the same number of shares of the Money Market Fund, each outstanding on February 26, 2010. Money Market Fund’s investment in the Portfolio, with a fair value (and identified cost) of $62,450,436 was the principal asset acquired by the Fund. The aggregate net assets of the Fund immediately before the acquisition were $156,915,818. The net assets of Money Market Fund at that date of $62,345,364 were combined with those of the Fund, resulting in combined net assets of $219,261,182.

Assuming the acquisition had been completed on November 1, 2009, the beginning of the Fund’s annual reporting period, the Fund’s pro forma results of operations for the year ended October 31, 2010 are as follows:

Net investment loss	$(9,257)
Net realized gains	$32,262
Net increase in net assets from operations	$23,005

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Money Market Fund that have been included in the Fund’s Statement of Operations since February 27, 2010.

10   Name Change

Effective March 1, 2010, the name of the Eaton Vance U.S. Government Money Market Fund was changed from Eaton Vance Cash Management Fund. The name change was made in connection with a change to the Fund’s investment policies to provide that it will invest substantially all of its net assets in obligations of the U.S. Government and its agencies and instrumentalities.

14

Eaton Vance U.S. Government Money Market Fund as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance U.S. Government Money Market Fund (formerly Eaton Vance Cash Management Fund):
We have audited the accompanying statement of assets and liabilities of Eaton Vance U.S. Government Money Market Fund (formerly Eaton Vance Cash Management Fund) (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from January 1, 2007, to October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended December 31, 2006 and 2005, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated February 21, 2007.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance U.S. Government Money Market Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and the period from January 1, 2007, to October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 14, 2010

15

Eaton Vance U.S. Government Money Market Fund as of October 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

16

Eaton Vance U.S. Government Money Market Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

17

Eaton Vance U.S. Government Money Market Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance U.S. Government Money Market Fund (the “Fund”) with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board considered the Adviser’s experience in managing portfolios consisting of high quality money market instruments and short-term obligations. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

18

Eaton Vance U.S. Government Money Market Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2009 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the fund complex level.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

19

Eaton Vance U.S. Government Money Market Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and	Principal Occupation(s)	in Fund Complex
Name and	with the	Length of	During Past Five Years	Overseen By	Other Directorships Held
Year of Birth	Trust	Service	and Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee and President	Trustee since 2007 and President since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 184 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.	184	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	184	None

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	184	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Since 2003	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	184	None

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	184	None

20

Eaton Vance U.S. Government Money Market Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and	Principal Occupation(s)	in Fund Complex
Name and	with the	Length of	During Past Five Years	Overseen By	Other Directorships Held
Year of Birth	Trust	Service	and Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	184	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	184	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	184	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Year of Birth	Trust	Service	During Past Five Years

William H. Ahern, Jr. 1959	Vice President	Since 1995	Vice President of EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

John R. Baur 1970	Vice President	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto was an Account Team Representative in Singapore for Applied Materials Inc. Officer of 37 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 1967	Vice President	Since 2009	Vice President of EVM and BMR. Officer of 49 registered investment companies managed by EVM or BMR.

Michael A. Cirami 1975	Vice President	Since 2008	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 1963	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 96 registered investment companies managed by EVM or BMR.

John H. Croft 1962	Vice President	Since 2010	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 1972	Vice President	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Christine M. Johnston 1972	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

21

Eaton Vance U.S. Government Money Market Fund

MANAGEMENT AND ORGANIZATION CONT’D

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Year of Birth	Trust	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Aamer Khan 1960	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas H. Luster 1962	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 1961	Vice President	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 33 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 1957	Vice President	Since 2001	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Judith A. Saryan 1954	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Susan Schiff 1961	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Thomas Seto 1962	Vice President	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

David M. Stein 1951	Vice President	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

Eric A. Stein 1980	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Originally joined EVM in July 2002. Prior to re-joining EVM in September 2008, Mr. Stein worked at the Federal Reserve Bank of New York (2007-2008) and attended business school in Chicago, Illinois. Officer of 34 registered investment companies managed by EVM or BMR.

Dan R. Strelow 1959	Vice President	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 33 registered investment companies managed by EVM or BMR.

Mark S. Venezia 1949	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Adam A. Weigold 1975	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 73 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Fund (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

22

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Investment Adviser of Eaton Vance U.S. Government Money Market Fund
Boston Management and Research
Two International Place
Boston, MA 02110

Fund Administrator
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance U.S. Government Money Market Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus, if available. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus, if available, contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

131-12/10	MMSRC

Annual Report October 31 , 2010 EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
Duncan W. Richardson, CFA
Portfolio Manager
•	U.S. equity markets seesawed their way to solid gains for the year ending October 31, 2010. Over the course of the year, investors’ attitudes toward risk were buffeted by unsettling macroeconomic factors and political uncertainty. In fact, until the final few months of the period, the markets continued to exhibit the general lack of confidence and ongoing volatility that has characterized the equity space through most of the past two years.

•	Domestic equities made a strong start to the period but pulled back in the April-June period, as sovereign debt problems in the eurozone, slower growth in China and a turbulent U.S. political environment chilled investor sentiment. Despite these macro concerns, however, signs of economic growth, albeit somewhat anemic, and improvements in corporate business fundamentals also began to appear. By September and October, investors seemed to have grown more comfortable with risk tolerance, and equities began to establish some traction to the upside.

•	For the year as a whole, the S&P 500 Index gained 16.52%, the Dow Jones Industrial Average rose 17.62% and the NASDAQ Composite Index was up 23.88%. Growth stocks outperformed value stocks across all market capitalizations, and mid- and small-cap stocks outpaced large-cap stocks.
Management Discussion
•	Against this backdrop, the Fund[1] underperformed its benchmark, the Russell 3000 Index (the Index),[2] for the year ending October 31, 2010, as well as the average return of funds in its peer group — the Lipper Multi-Cap Core Classification. The Fund’s performance is a function of the performance of the underlying Portfolios in which it invests, as well as its allocation among these Portfolios.

•	Although the Fund’s international equity allocation was reduced in April 2010, its still-significant weighting relative to the Index, which has no international stock exposure, detracted from performance. International stocks, as measured by the MSCI Europe, Australasia Far East (EAFE) Index, significantly underperformed their U.S. counterparts, as measured by the S&P 500 Index, for the year.

•	Conversely, the Fund’s overweighting versus the Index in smid-cap stocks was beneficial to the Fund’s relative performance.

Total Return Performance
10/31/09 – 10/31/10

Class A3	12.95%
Class B3	12.07
Class C3	12.11
Russell 3000 Index[2]	18.34
Lipper Multi-Cap Core Funds Average[2]	17.62
See pages 3 and 4 for more performance information, including after-tax returns.

[1]	The Fund currently invests all of its investable assets in seven separate registered investment companies (Portfolios) managed by Eaton Vance Management or its affiliates.

[2]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	Management made other adjustments to the Fund’s target allocations in April 2010 relative to its targets as of October 31, 2009. In addition to the 1% decrease from Tax-Managed International Equity Portfolio, there was a 2% decrease in the allocation to Tax-Managed Small-Cap Portfolio. The decreases were offset by increases of approximately 1.5% each to Tax-Managed Growth Portfolio and Tax-Managed Value Portfolio.

•	In allocating Fund assets among the underlying Portfolios, management seeks to maintain broad diversification[1] and to emphasize market sectors that we believe offer relatively attractive risk-adjusted return prospects, based on an assessment of current and future market trends and conditions. We continue to believe that the Fund’s multi-cap and multi-style asset exposure can provide investors with diversification and the potential for lower volatility. To the extent possible, adjustments in allocations among the Eaton Vance Tax-Managed Portfolios will be made in a tax-efficient manner.

•	As always, I would like to thank my fellow shareholders for their continued confidence and participation in the Fund.

[1]	Diversification cannot assure a profit or eliminate the risk of loss.
Fund Composition
Current Allocations2
By net assets

[2]	As a percentage of the Fund’s net assets as of 10/31/10. You may obtain free copies of each of the Portfolios’ most recent financial statements by contacting Eaton Vance Distributors, Inc. at 1-800-262-1122 or from the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov).

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

2

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2010
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the Russell 3000 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

*	Source: Lipper Inc. Class A of the Fund commenced investment operations on 3/4/02.

A $10,000 hypothetical investment at net asset value in Class B shares and Class C shares on 3/4/02 (commencement of operations) would have been valued at $13,186 and $13,163, respectively, on 10/31/10. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Performance[1]	Class A	Class B	Class C
Share Class Symbol	EAEAX	EBEAX	ECEAX

Average Annual Total Returns (at net asset value)
One Year	12.95%	12.07%	12.11%
Five Years	3.02	2.24	2.24
Life of Fund†	4.00	3.24	3.22
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	6.49%	7.07%	11.11%
Five Years	1.81	1.88	2.24
Life of Fund†	3.29	3.24	3.22

†	Inception Date — Class A, Class B and Class C: 3/4/02

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	1.44%	2.19%	2.19%

[2]	Source: Prospectus dated 3/1/10.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2010
FUND PERFORMANCE
“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.
Average Annual Total Returns
(For the periods ended October 31, 2010)
Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	12.95%	3.02%	4.00%
Return After Taxes on Distributions	12.81	2.64	3.77
Return After Taxes on Distributions and Sale of Fund Shares	8.61	2.62	3.49
Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	6.49%	1.81%	3.29%
Return After Taxes on Distributions	6.35	1.42	3.06
Return After Taxes on Distributions and Sale of Fund Shares	4.39	1.58	2.86
Average Annual Total Returns
(For the periods ended October 31, 2010)
Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	12.07%	2.24%	3.24%
Return After Taxes on Distributions	12.04	1.91	3.05
Return After Taxes on Distributions and Sale of Fund Shares	7.89	1.96	2.83
Returns at Public Offering Price (POP) (Class B)
Average Annual Total Returns
(For the periods ended October 31, 2010)
Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	12.11%	2.24%	3.22%
Return After Taxes on Distributions	12.06	1.90	3.02
Return After Taxes on Distributions and Sale of Fund Shares	7.93	1.96	2.81
Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	11.11%	2.24%	3.22%
Return After Taxes on Distributions	11.06	1.90	3.02
Return After Taxes on Distributions and Sale of Fund Shares	7.28	1.96	2.81

	One Year	Five Years	Life of Fund
Return Before Taxes	7.07%	1.88%	3.24%
Return After Taxes on Distributions	7.04	1.53	3.05
Return After Taxes on Distributions and Sale of Fund Shares	4.64	1.64	2.83
Class A, Class B and Class C of the Fund commenced investment operations on 3/4/02. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.
After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

4

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 – October 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Tax-Managed Equity Asset Allocation Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/10)	(10/31/10)	(5/1/10 – 10/31/10)

Actual
Class A	$1,000.00	$988.00	$7.02
Class B	$1,000.00	$983.30	$10.75
Class C	$1,000.00	$984.10	$10.75

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.10	$7.12
Class B	$1,000.00	$1,014.40	$10.92
Class C	$1,000.00	$1,014.40	$10.92

*	Expenses are equal to the Fund’s annualized expense ratio of 1.40% for Class A shares, 2.15% for Class B shares and 2.15% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2010. The Example reflects expenses of both the Fund and the Portfolios.

5

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2010

Assets

Investment in Tax-Managed Growth Portfolio, at value (identified cost, $136,722,664)	$127,434,149
Investment in Tax-Managed Value Portfolio, at value (identified cost, $81,405,252)	117,921,271
Investment in Tax-Managed International Equity Portfolio, at value (identified cost, $72,121,824)	76,521,884
Investment in Tax-Managed Multi-Cap Growth Portfolio, at value (identified cost, $44,980,886)	53,345,800
Investment in Tax-Managed Mid-Cap Core Portfolio, at value (identified cost, $22,768,939)	34,382,140
Investment in Tax-Managed Small-Cap Portfolio, at value (identified cost, $34,935,902)	36,190,514
Investment in Tax-Managed Small-Cap Value Portfolio, at value (identified cost, $28,679,411)	36,112,824
Receivable for Fund shares sold	433,298

Total assets	$482,341,880

Liabilities

Payable for Fund shares redeemed	$820,693
Payable to affiliates:
Investment adviser fee	48,866
Distribution and service fees	248,120
Administration fee	61,211
Trustees’ fees	42
Accrued expenses	165,331

Total liabilities	$1,344,263

Net Assets	$480,997,617

Sources of Net Assets

Paid-in capital	$460,620,775
Accumulated net realized loss from Portfolios	(39,795,127)
Accumulated distributions in excess of net investment income	(121,735)
Net unrealized appreciation from Portfolios	60,293,704

Total	$480,997,617

Class A Shares

Net Assets	$252,522,128
Shares Outstanding	20,453,281
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$12.35
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$13.10

Class B Shares

Net Assets	$46,862,457
Shares Outstanding	3,974,206
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$11.79

Class C Shares

Net Assets	$181,613,032
Shares Outstanding	15,469,076
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$11.74

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2010

Investment Income

Dividends allocated from Portfolios (net of foreign taxes, $264,211)	$8,325,697
Interest allocated from Portfolios	20,785
Securities lending income allocated from Portfolios, net	7,120
Miscellaneous income	5,993
Expenses allocated from Portfolios	(3,777,031)

Net investment income	$4,582,564

Expenses

Investment adviser fee	$564,029
Administration fee	746,233
Distribution and service fees
Class A	634,153
Class B	564,032
Class C	1,874,242
Trustees’ fees and expenses	500
Custodian fee	45,905
Transfer and dividend disbursing agent fees	443,327
Legal and accounting services	73,491
Printing and postage	45,836
Registration fees	51,698
Miscellaneous	12,657

Total expenses	$5,056,103

Net investment loss	$(473,539)

Realized and Unrealized Gain (Loss) from Portfolios

Net realized gain (loss) —
Investment transactions	$48,585,259
Foreign currency transactions	112,478
Capital gain distributions received	29,829

Net realized gain	$48,727,566

Change in unrealized appreciation (depreciation) —
Investments	$10,088,496
Foreign currency	1,273

Net change in unrealized appreciation (depreciation)	$10,089,769

Net realized and unrealized gain	$58,817,335

Net increase in net assets from operations	$58,343,796

See notes to financial statements

6

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2010	October 31, 2009

From operations —
Net investment income (loss)	$(473,539)	$2,267,383
Net realized gain (loss) from investment and foreign currency transactions and capital gain distributions received	48,727,566	(65,229,068)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	10,089,769	103,785,845

Net increase in net assets from operations	$58,343,796	$40,824,160

Distributions to shareholders —
From net investment income
Class A	$(2,352,778)	$(1,356,903)
Class B	(123,043)	—
Class C	(524,975)	—

Total distributions to shareholders	$(3,000,796)	$(1,356,903)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$24,183,432	$48,090,646
Class B	2,180,780	4,332,602
Class C	16,749,643	34,207,297
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	2,075,614	1,152,422
Class B	108,332	—
Class C	428,515	—
Cost of shares redeemed
Class A	(63,899,097)	(84,176,234)
Class B	(11,691,418)	(19,053,766)
Class C	(43,140,426)	(57,364,107)
Net asset value of shares exchanged
Class A	11,393,216	6,126,460
Class B	(11,393,216)	(6,126,460)

Net decrease in net assets from Fund share transactions	$(73,004,625)	$(72,811,140)

Net decrease in net assets	$(17,661,625)	$(33,343,883)

Net Assets

At beginning of year	$498,659,242	$532,003,125

At end of year	$480,997,617	$498,659,242

Accumulated undistributed (distributions in excess of) net investment income included in net assets

At end of year	$(121,735)	$1,834,355

See notes to financial statements

7

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended October 31,

	2010		2009	2008	2007		2006

Net asset value — Beginning of year	$11.030		$10.000	$16.900	$14.040		$12.100

Income (Loss) From Operations

Net investment income(1)	$0.032		$0.074	$0.102	$0.146	(2)	$0.053
Net realized and unrealized gain (loss)	1.392		1.011	(6.018)	3.110		2.201

Total income (loss) from operations	$1.424		$1.085	$(5.916)	$3.256		$2.254

Less Distributions

From net investment income	$(0.104)		$(0.055)	$(0.156)	$—		$—
From net realized gain	—		—	(0.828)	(0.396)		(0.314)

Total distributions	$(0.104)		$(0.055)	$(0.984)	$(0.396)		$(0.314)

Net asset value — End of year	$12.350		$11.030	$10.000	$16.900		$14.040

Total Return(3)	12.95%		10.98%	(37.07)%	23.71%		18.96%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$252,522		$250,372	$258,039	$374,979		$247,710
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.41%		1.44%	1.36%	1.35%		1.40%
Net investment income	0.27%		0.78%	0.72%	0.96	%(2)	0.41%
Portfolio Turnover of the Fund(6)	0	%(7)	2%	8%	2%		4%
Portfolio Turnover of Tax-Managed Growth Portfolio	2%		3%	1%	2%		1%
Portfolio Turnover of Tax-Managed Value Portfolio	35%		82%	84%	14%		26%
Portfolio Turnover of Tax-Managed International Equity Portfolio	72%		57%	34%	23%		25%
Portfolio Turnover of Tax-Managed Multi-Cap Growth Portfolio	200%		205%	283%	157%		181%
Portfolio Turnover of Tax-Managed Mid-Cap Core Portfolio	33%		42%	40%	38%		55%
Portfolio Turnover of Tax-Managed Small-Cap Portfolio	114%		95%	93%	78%		99%
Portfolio Turnover of Tax-Managed Small-Cap Value Portfolio	51%		66%	103%	80%		49%

(1)	Computed using average shares outstanding.

(2)	Net investment income per share reflects a dividend resulting from a corporate action allocated from Tax-Managed International Equity Portfolio which amounted to $0.029 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 0.77%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(7)	Amount is less than 0.5%.

See notes to financial statements

8

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended October 31,

	2010		2009	2008	2007		2006

Net asset value — Beginning of year	$10.540		$9.570	$16.210	$13.570		$11.800

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.053)		$0.022	$(0.004)	$0.029	(2)	$(0.042)
Net realized and unrealized gain (loss)	1.325		0.948	(5.775)	3.007		2.126

Total income (loss) from operations	$1.272		$0.970	$(5.779)	$3.036		$2.084

Less Distributions

From net investment income	$(0.022)		$—	$(0.033)	$—		$—
From net realized gain	—		—	(0.828)	(0.396)		(0.314)

Total distributions	$(0.022)		$—	$(0.861)	$(0.396)		$(0.314)

Net asset value — End of year	$11.790		$10.540	$9.570	$16.210		$13.570

Total Return(3)	12.07%		10.14%	(37.56)%	22.89%		17.98%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$46,862		$61,375	$78,618	$154,094		$139,586
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.16%		2.19%	2.11%	2.10%		2.15%
Net investment income (loss)	(0.47)%		0.24%	(0.03)%	0.20	%(2)	(0.33)%
Portfolio Turnover of the Fund(6)	0	%(7)	2%	8%	2%		4%
Portfolio Turnover of Tax-Managed Growth Portfolio	2%		3%	1%	2%		1%
Portfolio Turnover of Tax-Managed Value Portfolio	35%		82%	84%	14%		26%
Portfolio Turnover of Tax-Managed International Equity Portfolio	72%		57%	34%	23%		25%
Portfolio Turnover of Tax-Managed Multi-Cap Growth Portfolio	200%		205%	283%	157%		181%
Portfolio Turnover of Tax-Managed Mid-Cap Core Portfolio	33%		42%	40%	38%		55%
Portfolio Turnover of Tax-Managed Small-Cap Portfolio	114%		95%	93%	78%		99%
Portfolio Turnover of Tax-Managed Small-Cap Value Portfolio	51%		66%	103%	80%		49%

(1)	Computed using average shares outstanding.

(2)	Net investment income per share reflects a dividend resulting from a corporate action allocated from Tax-Managed International Equity Portfolio which amounted to $0.028 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 0.01%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(7)	Amount is less than 0.5%.

See notes to financial statements

9

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended October 31,

	2010		2009	2008	2007		2006

Net asset value — Beginning of year	$10.500		$9.530	$16.180	$13.550		$11.780

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.053)		$0.018	$(0.004)	$0.031	(2)	$(0.043)
Net realized and unrealized gain (loss)	1.323		0.952	(5.761)	2.995		2.127

Total income (loss) from operations	$1.270		$0.970	$(5.765)	$3.026		$2.084

Less Distributions

From net investment income	$(0.030)		$—	$(0.057)	$—		$—
From net realized gain	—		—	(0.828)	(0.396)		(0.314)

Total distributions	$(0.030)		$—	$(0.885)	$(0.396)		$(0.314)

Net asset value — End of year	$11.740		$10.500	$9.530	$16.180		$13.550

Total Return(3)	12.11%		10.18%	(37.60)%	22.85%		18.01%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$181,613		$186,912	$195,347	$309,869		$214,009
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.16%		2.19%	2.11%	2.10%		2.15%
Net investment income (loss)	(0.48)%		0.20%	(0.03)%	0.21	%(2)	(0.34)%
Portfolio Turnover of the Fund(6)	0	%(7)	2%	8%	2%		4%
Portfolio Turnover of Tax-Managed Growth Portfolio	2%		3%	1%	2%		1%
Portfolio Turnover of Tax-Managed Value Portfolio	35%		82%	84%	14%		26%
Portfolio Turnover of Tax-Managed International Equity Portfolio	72%		57%	34%	23%		25%
Portfolio Turnover of Tax-Managed Multi-Cap Growth Portfolio	200%		205%	283%	157%		181%
Portfolio Turnover of Tax-Managed Mid-Cap Core Portfolio	33%		42%	40%	38%		55%
Portfolio Turnover of Tax-Managed Small-Cap Portfolio	114%		95%	93%	78%		99%
Portfolio Turnover of Tax-Managed Small-Cap Value Portfolio	51%		66%	103%	80%		49%

(1)	Computed using average shares outstanding.

(2)	Net investment income per share reflects a dividend resulting from a corporate action allocated from Tax-Managed International Equity Portfolio which amounted to $0.028 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 0.02%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(7)	Amount is less than 0.5%.

See notes to financial statements

10

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Tax-Managed Equity Asset Allocation Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to achieve long-term, after tax returns. The Fund currently pursues its objective by investing all of its investable assets in interests in the following seven tax-managed equity portfolios managed by Eaton Vance Management (EVM) or its affiliates: Tax-Managed Growth Portfolio, Tax-Managed Value Portfolio, Tax-Managed International Equity Portfolio, Tax-Managed Multi-Cap Growth Portfolio, Tax-Managed Mid-Cap Core Portfolio, Tax-Managed Small-Cap Portfolio and Tax-Managed Small-Cap Value Portfolio (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in the net assets of the Tax-Managed Growth Portfolio, Tax-Managed Value Portfolio, Tax-Managed International Equity Portfolio, Tax-Managed Multi-Cap Growth Portfolio, Tax-Managed Mid-Cap Core Portfolio, Tax-Managed Small-Cap Portfolio and Tax-Managed Small-Cap Value Portfolio (1.5%, 6.1%, 43.8%, 44.3%, 42.9%, 21.0% and 49.8%, respectively, at October 31, 2010). The performance of the Fund is directly affected by the performance of the Portfolios. A copy of each Portfolio’s financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — The valuation policy of each Portfolio is as follows: Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of a Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or

11

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolios may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by EVM. Cash Reserves Fund and Cash Collateral Fund generally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund and Cash Collateral Fund may value their investment securities based on available market quotations provided by a third party pricing service.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios and other income, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2010, the Fund, for federal income tax purposes, had a capital loss carryforward of $41,053,006 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2017.

During the year ended October 31, 2010, a capital loss carryforward of $44,194,150 was utilized to offset net realized gains by the Fund.

As of October 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to

12

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2010 and October 31, 2009 was as follows:

	Year Ended October 31,
	2010	2009

Distributions declared from:
Ordinary income	$3,000,796	$1,356,903

During the year ended October 31, 2010, accumulated net realized loss was increased by $434,065, accumulated distributions in excess of net investment income was decreased by $1,518,245 and paid-in capital was decreased by $1,084,180 due to differences between book and tax accounting, primarily for distributions from real estate investment trusts (REITs), investments in partnerships, the tax treatment of distributions in excess of net investment income, investments in passive foreign investment companies (PFICs) and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(41,053,006)
Net unrealized appreciation	$61,429,848

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, investments in PFICs, partnership allocations, investments in partnerships and distributions from REITs.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.80% of the Fund’s average daily net assets up to $500 million, 0.75% from $500 million up to $1 billion and at reduced rates on daily net assets of $1 billion or more, and is payable monthly. The investment adviser fee payable by the Fund is reduced by the Fund’s allocable portion of the adviser fees paid by the Portfolios in which it invests. For the year ended October 31, 2010, the Fund’s investment adviser fee totaled $3,974,253, of which $3,410,224 was allocated from the Portfolios and $564,029 was paid or accrued directly by the Fund. For the year ended October 31, 2010, the Fund’s investment adviser fee, including the fees allocated from the Portfolios, was 0.80% of the Fund’s average daily net assets. The administration fee is earned by EVM as compensation for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2010, the administration fee amounted to $746,233.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2010, EVM earned $24,413 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM, received $57,028 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2010. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolios who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2010 amounted to $634,153 for Class A shares.

13

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2010, the Fund paid or accrued to EVD $423,024 and $1,405,681 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2010, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $1,591,000 and $12,550,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2010 amounted to $141,008 and $468,561 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2010, the Fund was informed that EVD received approximately $700, $75,000 and $13,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended October 31, 2010, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Tax-Managed Growth Portfolio	$311,016	$17,806,118
Tax-Managed Value Portfolio	338,408	10,199,931
Tax-Managed International Equity Portfolio	134,833	11,831,832
Tax-Managed Multi-Cap Growth Portfolio	—	6,858,131
Tax-Managed Mid-Cap Core Portfolio	21,885	8,760,469
Tax-Managed Small-Cap Portfolio	364,414	21,300,142
Tax-Managed Small-Cap Value Portfolio	1,156,060	7,606,123

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2010	2009

Sales	2,053,546	5,245,826
Issued to shareholders electing to receive payments of distributions in Fund shares	175,157	128,619
Redemptions	(5,449,236)	(9,154,682)
Exchange from Class B shares	970,500	668,930

Net decrease	(2,250,033)	(3,111,307)

14

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended October 31,
Class B	2010	2009

Sales	193,018	487,653
Issued to shareholders electing to receive payments of distributions in Fund shares	9,511	—
Redemptions	(1,038,222)	(2,184,655)
Exchange to Class A shares	(1,013,438)	(697,939)

Net decrease	(1,849,131)	(2,394,941)

	Year Ended October 31,
Class C	2010	2009

Sales	1,491,411	3,861,784
Issued to shareholders electing to receive payments of distributions in Fund shares	37,788	—
Redemptions	(3,858,819)	(6,557,665)

Net decrease	(2,329,620)	(2,695,881)

8   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At October 31, 2010 and October 31, 2009, the Fund’s investments in the Portfolios were valued based on Level 1 inputs.

15

Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Equity Asset Allocation Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Equity Asset Allocation Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used as significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2010

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Eaton Vance Tax-Managed Equity Asset Allocation Fund as of October 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately $6,449,056, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2010 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

17

Eaton Vance Tax-Managed Equity Asset Allocation Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

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Eaton Vance Tax-Managed Equity Asset Allocation Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Tax-Managed Equity Asset Allocation Fund (the “Fund”) with Eaton Vance Management (“EVM”), as well as the investment advisory agreements of Tax-Managed Growth Portfolio, Tax-Managed Mid-Cap Core Portfolio, Tax-Managed International Equity Portfolio, Tax-Managed Multi-Cap Growth Portfolio, Tax-Managed Small-Cap Portfolio, Tax-Managed Small-Cap Value Portfolio and Tax-Managed Value Portfolio (the “Portfolios”), the portfolios in which the Fund invests, each with Boston Management and Research (“BMR”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. In addition, the Contract Review Committee concluded that each of the investment sub-advisory agreements between BMR and Atlanta Capital Management Company, LLC (“Atlanta Capital”), with respect to Tax-Managed Mid-Cap Core Portfolio, between BMR and Eagle Global Advisors, L.L.C. (“Eagle”), with respect to Tax-Managed International Equity Portfolio, and between BMR and Fox Asset Management LLC (“Fox”), with respect to Tax-Managed Small-Cap Value Portfolio, including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and sub-advisory agreements for the Fund and the Portfolios. EVM and BMR are each referred to as an “Adviser” herein; EVM with respect to the Fund and BMR with respect to the Portfolios. EVM and BMR are affiliates. Eagle, Fox and Atlanta Capital are referred to herein as the “Sub-advisers.” Fox and Atlanta Capital are affiliates of EVM and BMR.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund and each Portfolio and the sub-advisory agreement of each relevant Portfolio, the Board evaluated the nature, extent and quality of services provided to each Portfolio by BMR and to the relevant Portfolio by the Sub-adviser and to the Fund by EVM. BMR manages the Portfolios, while EVM allocates the assets of the Fund among the Portfolios.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolios, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolios. The Board specifically noted BMR’s in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. With respect to the Adviser, the Board considered the Adviser’s responsibilities supervising the relevant Portfolio’s Sub-adviser. For all the Portfolios, the Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods to recruit and retain investment personnel, and the time and attention devoted to the Fund and each Portfolio by senior management. The Board also considered the capabilities of each Sub-adviser.

19

Eaton Vance Tax-Managed Equity Asset Allocation Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

The Board also reviewed the compliance programs of EVM and relevant affiliates thereof and of the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-advisers, taken as a whole, are appropriate and consistent with the terms of the investment advisory and sub-advisory agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices for the one-, three- and five-year periods ended September 30, 2009 for the Fund. The Board also considered the performance of the underlying Portfolios. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolios and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the fund complex level. The Board considered the fact that with respect to three of the underlying Portfolios, the Adviser had agreed to waive fees and/or pay expenses of the Portfolios in an additional amount.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolios and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolios, including the benefits of research services that may be available to the Adviser or the Sub-advisers as a result of securities transactions effected for the Portfolios and other investment advisory clients. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, Eagle’s profitability in managing the Tax-Managed International Equity Portfolio was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolios, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolios increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Portfolios and of all Eaton Vance Funds as a group over various time periods and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolios, the structure of the advisory fees, which include breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates, Eagle and the Fund to continue to share such benefits equitably.

20

Eaton Vance Tax-Managed Equity Asset Allocation Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and	Principal Occupation(s)	in Fund Complex
Name and	with the	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	Trust	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee and President	Trustee since 2007 and President since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 184 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.	184	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	184	None

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	184	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Since 2003	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	184	None

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	184	None

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	184	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

21

Eaton Vance Tax-Managed Equity Asset Allocation Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and	Principal Occupation(s)	in Fund Complex
Name and	with the	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	Trust	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	184	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	184	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Year of Birth	Trust	Service	During Past Five Years

William H. Ahern, Jr. 1959	Vice President	Since 1995	Vice President of EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

John R. Baur 1970	Vice President	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 37 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 1967	Vice President	Since 2009	Vice President of EVM and BMR. Officer of 49 registered investment companies managed by EVM or BMR.

Michael A. Cirami 1975	Vice President	Since 2008	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 1963	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 96 registered investment companies managed by EVM or BMR.

John H. Croft 1962	Vice President	Since 2010	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 1972	Vice President	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Christine M. Johnston 1972	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Aamer Khan 1960	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas H. Luster 1962	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

22

Eaton Vance Tax-Managed Equity Asset Allocation Fund

MANAGEMENT AND ORGANIZATION CONT’D

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Year of Birth	Trust	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Jeffrey A. Rawlins 1961	Vice President	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 33 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 1957	Vice President	Since 2001	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Judith A. Saryan 1954	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Susan Schiff 1961	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Thomas Seto 1962	Vice President	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

David M. Stein 1951	Vice President	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

Eric A. Stein 1980	Vice President	Since 2009	Vice President of EVM and BMR. Originally joined EVM in July 2002. Prior to re-joining EVM in September 2008, Mr. Stein worked at the Federal Reserve Bank of New York (2007-2008) and attended business school in Chicago, Illinois. Officer of 34 registered investment companies managed by EVM or BMR.

Dan R. Strelow 1959	Vice President	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 33 registered investment companies managed by EVM or BMR.

Mark S. Venezia 1949	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Adam A. Weigold 1975	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 73 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Fund (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

23

This Page Intentionally Left Blank

Investment Adviser and Administrator of
Eaton Vance Tax-Managed Equity Asset Allocation Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Equity Asset Allocation Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus, if available. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus, if available, contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1299-12/10	TMEAASRC

Eaton Vance
Investment Managers

YORK STOCK EXCHANGE COMPOSITE

Annual Report October 31, 2010

EATON VANCE GLOBAL DIVIDEND INCOME FUND

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Global Dividend Income Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Aamer Khan, CFA
Co-Portfolio Manager
Judith A. Saryan, CFA
Co-Portfolio Manager
Economic and Market Conditions
•	In a year characterized by dramatic starts and stops, global equity markets posted solid gains for the year ending October 31, 2010. Following a positive start to the year, investor concerns — including European sovereign risk contagion, credit tightening in China and the impact of the Gulf of Mexico oil spill — blunted global markets’ progress during the April-June period as many investors reduced their exposure to risk-sensitive assets and returned to the sidelines. European and U.S. markets suffered the worst during this period; Asia-Pacific markets fared somewhat better; and emerging markets, as a whole, outperformed developed markets but still recorded losses.
•	The July-September period brought yet another change of direction, however, as global stocks rebounded on strengthening economic data and attractive valuations. Despite ongoing macro concerns worldwide, many economies began to show signs of growth: U.S. corporate business fundamentals made some positive advancements, the sovereign debt situation in southern Europe showed improvement, and the euro and other currencies strengthened versus the U.S. dollar. By September and October, investors worldwide seemed to have grown more comfortable with risk tolerance, and equities began to establish some traction to the upside.

•	For the 12-month period ending October 31, 2010, the MSCI World Index returned 12.74%. Meanwhile, the MSCI Europe, Australasia, Far East (MSCI EAFE) Index advanced 8.36%, the MSCI All-Country Asia-Pacific Index returned 13.66%, the S&P 500 Index was up 16.52% and the MSCI Emerging Markets Index gained 23.56%.
Management Discussion
•	Although the Fund[1] posted a high single-digit return for the 12 months ending October 31, 2010, this result trailed that of both its benchmark, the MSCI World Index (the Index), and its Lipper peer group.[2] This lagging performance versus the Index was due in part to inopportune sector allocation, as well as the underperformance of some of the Fund’s individual holdings.

•	The Fund’s overweighted exposure to energy — one of the weakest-performing sectors in the Index during the 12-month period — was a major detractor from relative results. Security selection within energy, especially in the oil, gas and consumable fuels industry, also was a drag on the Fund’s relative performance, as many of the stocks in this industry sold off in response to the devastating oil spill in the Gulf of Mexico earlier this year. An underweight in the information technology sector hurt performance versus the Index, as did security selection within the sector’s computers and peripherals industry. Security selection in the aerospace and defense industry also detracted.

•	Upside performance versus the Index was aided by security selection within pockets of the materials,

Total Return Performance
10/31/09 – 10/31/10
Class A4	9.13%
Class C4	8.26
Class I4	9.27
Class R4	8.76
MSCI World Index[2,3]	12.74
Russell 1000 Value Index[2]	15.71
Lipper Global Large-Cap Value Funds Average[2]	10.83
See page 3 for more performance information.

[1]	The Fund currently invests in a separate registered investment company, Global Dividend Income Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[2]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund. The Fund’s primary benchmark was changed to the MSCI World Index to better reflect its investment strategy.

[3]	Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no worranties, has not prepared or approved this report, and has no liability hereunder.

[4]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. Class I and Class R shares are offered at net asset value.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Global Dividend Income Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
utilities, financials, telecommunication services and industrials sectors. In particular, the Fund benefited from the performance of some of its holdings in the road and rail, insurance and chemicals industries.

•	Consistent with the Fund’s objective of achieving total return, management maintained its primary focus on investing in dividend-paying common and preferred stocks of companies it believes may produce attractive levels of dividend income. For example, the Fund had overweighted allocations to utilities and energy, sectors that both tend to represent significant numbers of dividend-paying stocks.

•	As always, we thank you for your continued confidence and participation in the Fund.
Geographic Allocation1
By net assets

[1]	As a percentage of the Fund’s net assets as of 10/31/10.
Portfolio Composition
Top 10 Holdings2
By net assets

Nestle SA	2.7%
International Business Machines Corp.	2.6
BHP Billiton, Ltd. ADR	2.6
Vodafone Group, PLC	2.5
Philip Morris International, Inc.	2.5
McDonald’s Corp.	2.4
Vinci SA	2.3
Schlumberger, Ltd.	2.3
Total SA	2.3
Canadian Pacific Railway, Ltd.	2.2

[2]	Top 10 Holdings represented 24.4% of the Portfolio’s net assets as of 10/31/10. Excludes cash equivalents.
Equity Sector Weightings3
By net assets

[3]	As a percentage of the Portfolio’s net assets as of 10/31/10. Excludes cash equivalents.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

2

Eaton Vance Global Dividend Income Fund as of October 31, 2010
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the MSCI World Index, an unmanaged index of equity securities in the developed markets, and the Russell 1000 Value Index, a unmanaged index of 1,000 U.S. large-cap value stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the MSCI World Index and the Russell 1000 Value Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class C	Class I	Class R
Share Class Symbol	EDIAX	EDICX	EDIIX	EDIRX

Average Annual Total Returns (at net asset value)

One Year	9.13%	8.26%	9.27%	8.76%
Life of Fund†	0.30	-0.48	-0.71	-1.19

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	2.92%	7.26%	9.27%	8.76%
Life of Fund†	-0.90	-0.48	-0.71	-1.19

†	Inception Dates — Class A: 11/30/05; Class C: 11/30/05; Class I: 1/31/06; Class R: 1/31/06

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable CDSC for Class C shares. If sales charges were deducted, returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class C reflect a 1% CDSC for the first year. Class I and Class R shares are offered at net asset value.

Total Annual Operating Expenses[2]	Class A	Class C	Class I	Class R

Expense Ratio	1.33%	2.08%	1.08%	1.58%

[2]	Source: Prospectus dated 3/1/10.

*	Source: MSCI. Class A of the Fund commenced investment operations on 11/30/05.

A $10,000 hypothetical investment at net asset value in Class C shares on 11/30/05 (commencement of operations), and Class I shares and Class R shares on 1/31/06 (commencement of operations) would have been valued at $9,764, $9,667 and $9,448, respectively, on 10/31/10. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Global Dividend Income Fund as of October 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 – October 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Global Dividend Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/10)	(10/31/10)	(5/1/10 – 10/31/10)

Actual
Class A	$1,000.00	$1,012.20	$6.69
Class C	$1,000.00	$1,008.60	$10.48
Class I	$1,000.00	$1,013.30	$5.43
Class R	$1,000.00	$1,011.20	$7.96

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.60	$6.72
Class C	$1,000.00	$1,014.80	$10.51
Class I	$1,000.00	$1,019.80	$5.45
Class R	$1,000.00	$1,017.30	$7.98

*	Expenses are equal to the Fund’s annualized expense ratio of 1.32% for Class A shares, 2.07% for Class C shares, 1.07% for Class I shares and 1.57% for Class R shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2010. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Global Dividend Income Fund as of October 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2010

Assets

Investment in Global Dividend Income Portfolio, at value (identified cost, $349,186,495)	$414,799,617
Receivable for Fund shares sold	1,397,145

Total assets	$416,196,762

Liabilities

Payable for Fund shares redeemed	$1,489,122
Payable to affiliates:
Administration fee	52,200
Distribution and service fees	174,031
Trustees’ fees	42
Accrued expenses	134,978

Total liabilities	$1,850,373

Net Assets	$414,346,389

Sources of Net Assets

Paid-in capital	$555,718,783
Accumulated net realized loss from Portfolio	(208,600,148)
Accumulated undistributed net investment income	1,614,632
Net unrealized appreciation from Portfolio	65,613,122

Total	$414,346,389

Class A Shares

Net Assets	$231,335,234
Shares Outstanding	31,839,068
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.27
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$7.71

Class C Shares

Net Assets	$149,033,764
Shares Outstanding	20,651,009
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$7.22

Class I Shares

Net Assets	$33,513,472
Shares Outstanding	4,614,574
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.26

Class R Shares

Net Assets	$463,919
Shares Outstanding	63,915
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.26

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2010

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $2,826,918)	$32,864,087
Interest allocated from Portfolio	101,055
Expenses allocated from Portfolio	(2,991,280)

Total investment income from Portfolio	$29,973,862

Expenses

Administration fee	$608,972
Distribution and service fees
Class A	589,469
Class C	1,458,696
Class R	2,068
Trustees’ fees and expenses	500
Custodian fee	36,965
Transfer and dividend disbursing agent fees	440,369
Legal and accounting services	26,802
Printing and postage	92,414
Registration fees	89,301
Miscellaneous	14,563

Total expenses	$3,360,119

Net investment income	$26,613,743

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$(28,012,878)
Foreign currency and forward foreign currency exchange contract transactions	809,537

Net realized loss	$(27,203,341)

Change in unrealized appreciation (depreciation) —
Investments	$33,622,521
Foreign currency	217,242

Net change in unrealized appreciation (depreciation)	$33,839,763

Net realized and unrealized gain	$6,636,422

Net increase in net assets from operations	$33,250,165

See notes to financial statements

5

Eaton Vance Global Dividend Income Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2010	October 31, 2009

From operations —
Net investment income	$26,613,743	$23,640,822
Net realized loss from investment, foreign currency and forward foreign currency exchange contract transactions	(27,203,341)	(78,273,205)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	33,839,763	65,706,765

Net increase in net assets from operations	$33,250,165	$11,074,382

Distributions to shareholders —
From net investment income
Class A	$(15,690,857)	$(17,145,606)
Class C	(8,740,609)	(9,599,559)
Class I	(1,671,447)	(401,628)
Class R	(26,012)	(18,873)

Total distributions to shareholders	$(26,128,925)	$(27,165,666)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$67,947,066	$145,772,952
Class C	39,647,433	63,160,011
Class I	23,422,597	14,639,983
Class R	390,609	430,999
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	12,134,155	12,200,691
Class C	5,019,688	5,401,926
Class I	1,100,656	311,528
Class R	23,852	13,716
Cost of shares redeemed
Class A	(90,577,900)	(74,399,419)
Class C	(35,311,022)	(31,981,542)
Class I	(7,343,246)	(813,737)
Class R	(225,031)	(232,183)

Net increase in net assets from Fund share transactions	$16,228,857	$134,504,925

Net increase in net assets	$23,350,097	$118,413,641

Net Assets

At beginning of year	$390,996,292	$272,582,651

At end of year	$414,346,389	$390,996,292

Accumulated undistributed net investment income included in net assets

At end of year	$1,614,632	$1,196,202

See notes to financial statements

6

Eaton Vance Global Dividend Income Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended October 31,
						Period Ended
	2010		2009	2008	2007	October 31, 2006(1)

Net asset value — Beginning of period	$7.120		$7.720	$12.640	$11.410	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.487	(3)	$0.508	$0.923	$0.729	$1.401
Net realized and unrealized gain (loss)	0.141		(0.523)	(5.087)	1.282	0.487

Total income (loss) from operations	$0.628		$(0.015)	$(4.164)	$2.011	$1.888

Less Distributions

From net investment income	$(0.478)		$(0.585)	$(0.756)	$(0.781)	$(0.478)

Total distributions	$(0.478)		$(0.585)	$(0.756)	$(0.781)	$(0.478)

Net asset value — End of period	$7.270		$7.120	$7.720	$12.640	$11.410

Total Return(4)	9.13%		0.50%	(34.35)%	18.18%	19.26	%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$231,335		$237,034	$161,744	$166,609	$29,586
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(6)	1.31%		1.33%	1.31%	1.36%	1.41	%(7)(8)
Expenses after custodian fee reduction(6)	1.31%		1.33%	1.31%	1.36%	1.40	%(7)(8)
Net investment income	6.79	%(3)	7.49%	8.72%	6.00%	14.04	%(7)(8)
Portfolio Turnover of the Portfolio	156%		177%	256%	87%	170	%(5)(9)
Portfolio Turnover of the Fund	—		—	—	—	35	%(5)(10)

(1)	For the period from the start of business, November 30, 2005, to October 31, 2006.

(2)	Computed using average shares outstanding.

(3)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.064 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 5.89%.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Not annualized.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Annualized.

(8)	The administrator subsidized certain operating expenses (equal to 1.21% of average daily net assets for the period from the start of business, November 30, 2005, to October 31, 2006). Absent this subsidy, total return would have been lower.

(9)	For the period from the Portfolio’s start of business, March 24, 2006, to October 31, 2006.

(10)	Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities.

See notes to financial statements

7

Eaton Vance Global Dividend Income Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended October 31,
						Period Ended
	2010		2009	2008	2007	October 31, 2006(1)

Net asset value — Beginning of period	$7.080		$7.680	$12.580	$11.360	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.432	(3)	$0.446	$0.837	$0.644	$1.322
Net realized and unrealized gain (loss)	0.135		(0.509)	(5.061)	1.270	0.470

Total income (loss) from operations	$0.567		$(0.063)	$(4.224)	$1.914	$1.792

Less Distributions

From net investment income	$(0.427)		$(0.537)	$(0.676)	$(0.694)	$(0.432)

Total distributions	$(0.427)		$(0.537)	$(0.676)	$(0.694)	$(0.432)

Net asset value — End of period	$7.220		$7.080	$7.680	$12.580	$11.360

Total Return(4)	8.26%		(0.21)%	(34.86)%	17.31%	18.25	%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$149,034		$137,459	$108,613	$118,841	$23,105
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(6)	2.06%		2.08%	2.06%	2.11%	2.16	%(7)(8)
Expenses after custodian fee reduction(6)	2.06%		2.08%	2.06%	2.11%	2.15	%(7)(8)
Net investment income	6.07	%(3)	6.61%	7.94%	5.33%	13.27	%(7)(8)
Portfolio Turnover of the Portfolio	156%		177%	256%	87%	170	%(5)(9)
Portfolio Turnover of the Fund	—		—	—	—	35	%(5)(10)

(1)	For the period from the start of business, November 30, 2005, to October 31, 2006.

(2)	Computed using average shares outstanding.

(3)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.062 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 5.19%.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Not annualized.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Annualized.

(8)	The administrator subsidized certain operating expenses (equal to 1.21% of average daily net assets for the period from the start of business, November 30, 2005, to October 31, 2006). Absent this subsidy, total return would have been lower.

(9)	For the period from the Portfolio’s start of business, March 24, 2006, to October 31, 2006.

(10)	Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities.

See notes to financial statements

8

Eaton Vance Global Dividend Income Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended October 31,
						Period Ended
	2010		2009	2008	2007	October 31, 2006(1)

Net asset value — Beginning of period	$7.120		$7.710	$12.640	$11.410	$10.610

Income (Loss) From Operations

Net investment income(2)	$0.509	(3)	$0.527	$0.977	$0.831	$1.912
Net realized and unrealized gain (loss)	0.128		(0.513)	(5.125)	1.209	(0.614	)(4)

Total income (loss) from operations	$0.637		$0.014	$(4.148)	$2.040	$1.298

Less Distributions

From net investment income	$(0.497)		$(0.604)	$(0.782)	$(0.810)	$(0.498)

Total distributions	$(0.497)		$(0.604)	$(0.782)	$(0.810)	$(0.498)

Net asset value — End of period	$7.260		$7.120	$7.710	$12.640	$11.410

Total Return(5)	9.27%		0.91%	(34.28)%	18.45%	12.62	%(6)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$33,513		$16,221	$2,155	$2,317	$1,098
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(7)	1.06%		1.08%	1.06%	1.11%	1.16	%(8)(9)
Expenses after custodian fee reduction(7)	1.06%		1.08%	1.06%	1.11%	1.15	%(8)(9)
Net investment income	7.15	%(3)	7.59%	9.20%	6.87%	25.28	%(8)(9)
Portfolio Turnover of the Portfolio	156%		177%	256%	87%	170	%(6)(10)
Portfolio Turnover of the Fund	—		—	—	—	35	%(6)(11)

(1)	For the period from the initial issuance of Class I shares, January 31, 2006, to October 31, 2006.

(2)	Computed using average shares outstanding.

(3)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.056 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 6.37%.

(4)	The per share amount is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(6)	Not annualized.

(7)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(8)	Annualized.

(9)	The administrator subsidized certain operating expenses (equal to 1.21% of average daily net assets for the period from the initial issuance of Class I shares, January 31, 2006, to October 31, 2006). Absent this subsidy, total return would have been lower.

(10)	For the period from the Portfolio’s start of business, March 24, 2006, to October 31, 2006.

(11)	Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities.

See notes to financial statements

9

Eaton Vance Global Dividend Income Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class R

	Year Ended October 31,
						Period Ended
	2010		2009	2008	2007	October 31, 2006(1)

Net asset value — Beginning of period	$7.120		$7.720	$12.660	$11.400	$10.610

Income (Loss) From Operations

Net investment income(2)	$0.494	(3)	$0.528	$0.847	$0.788	$1.162
Net realized and unrealized gain (loss)	0.109		(0.557)	(5.057)	1.222	0.090

Total income (loss) from operations	$0.603		$(0.029)	$(4.210)	$2.010	$1.252

Less Distributions

From net investment income	$(0.463)		$(0.571)	$(0.730)	$(0.750)	$(0.462)

Total distributions	$(0.463)		$(0.571)	$(0.730)	$(0.750)	$(0.462)

Net asset value — End of period	$7.260		$7.120	$7.720	$12.660	$11.400

Total Return(4)	8.76%		0.29%	(34.63)%	18.15%	12.15	%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$464		$282	$71	$81	$28
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(6)	1.56%		1.58%	1.56%	1.61%	1.66	%(7)(8)
Expenses after custodian fee reduction(6)	1.56%		1.58%	1.56%	1.61%	1.65	%(7)(8)
Net investment income	6.95	%(3)	7.88%	8.05%	6.51%	14.30	%(7)(8)
Portfolio Turnover of the Portfolio	156%		177%	256%	87%	170	%(5)(9)
Portfolio Turnover of the Fund	—		—	—	—	35	%(5)(10)

(1)	For the period from the initial issuance of Class R shares, January 31, 2006, to October 31, 2006.

(2)	Computed using average shares outstanding.

(3)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.055 per share. Excluding special dividends, the ratio of net investment income to average daily net assets would have been 6.18%.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Not annualized.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Annualized.

(8)	The administrator subsidized certain operating expenses (equal to 1.21% of average daily net assets for the period from the initial issuance of Class R shares, January 31, 2006, to October 31, 2006). Absent this subsidy, total return would have been lower.

(9)	For the period from the Portfolio’s start of business, March 24, 2006, to October 31, 2006.

(10)	Represents the rate of portfolio activity for the period during which the Fund was making investments directly in securities.

See notes to financial statements

10

Eaton Vance Global Dividend Income Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Global Dividend Income Fund (formerly, Eaton Vance Dividend Income Fund) (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Global Dividend Income Portfolio (formerly, Dividend Income Portfolio) (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (95.4% at October 31, 2010). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2010, the Fund, for federal income tax purposes, had a capital loss carryforward of $202,060,885 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2014 ($1,311,256), October 31, 2015 ($8,547,018), October 31, 2016 ($89,543,701), October 31, 2017 ($74,538,069) and October 31, 2018 ($28,120,841).

As of October 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the

11

Eaton Vance Global Dividend Income Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2010 and October 31, 2009 was as follows:

	Year Ended October 31,
	2010	2009

Distributions declared from:
Ordinary income	$26,128,925	$27,165,666

During the year ended October 31, 2010, accumulated net realized loss was decreased by $66,388 and accumulated undistributed net investment income was decreased by $66,388 due to differences between book and tax accounting, primarily for foreign currency gain (loss) and distributions from real estate investment trusts (REITS). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$1,614,632
Capital loss carryforward	$(202,060,885)
Net unrealized appreciation	$59,073,859

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and partnership allocations.

3   Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2010, the administration fee amounted to $608,972. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2010, EVM earned $19,216 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $158,506 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2010. EVD also received distribution and service fees from Class A, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares

12

Eaton Vance Global Dividend Income Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2010 amounted to $589,469 for Class A shares.

The Fund also has in effect distribution plans for Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class C Plan requires the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class C, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD. For the year ended October 31, 2010, the Fund paid or accrued to EVD $1,094,022 for Class C shares, representing 0.75% of the average daily net assets of Class C shares. At October 31, 2010, the amount of Uncovered Distribution Charges of EVD calculated under the Class C Plan was approximately $12,758,000.

The Class R Plan requires the Fund to pay EVD an amount equal to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2010, the Fund paid or accrued to EVD $1,034, representing 0.25% of the average daily net assets of Class R shares.

The Class C and Class R Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2010 amounted to $364,674 and $1,034 for Class C and Class R shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class C Plan. CDSCs received on Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2010, the Fund was informed that EVD received approximately $700 and $16,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6   Investment Transactions

For the year ended October 31, 2010, increases and decreases in the Fund’s investment in the Portfolio aggregated $28,931,994 and $41,266,279, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2010	2009

Sales	9,404,093	21,465,959
Issued to shareholders electing to receive payments of distributions in Fund shares	1,693,446	1,796,280
Redemptions	(12,552,474)	(10,931,998)

Net increase (decrease)	(1,454,935)	12,330,241

	Year Ended October 31,
Class C	2010	2009

Sales	5,515,061	9,267,293
Issued to shareholders electing to receive payments of distributions in Fund shares	705,891	799,660
Redemptions	(4,993,265)	(4,794,263)

Net increase	1,227,687	5,272,690

13

Eaton Vance Global Dividend Income Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended October 31,
Class I	2010	2009

Sales	3,232,790	2,077,838
Issued to shareholders electing to receive payments of distributions in Fund shares	154,809	44,723
Redemptions	(1,051,842)	(123,107)

Net increase	2,335,757	1,999,454

	Year Ended October 31,
Class R	2010	2009

Sales	51,915	63,019
Issued to shareholders electing to receive payments of distributions in Fund shares	3,356	2,037
Redemptions	(31,004)	(34,557)

Net increase	24,267	30,499

8   Name Change

Effective June 11, 2010, the name of Eaton Vance Global Dividend Income Fund was changed from Eaton Vance Dividend Income Fund.

14

Eaton Vance Global Dividend Income Fund as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Dividend Income Fund (formerly Eaton Vance Dividend Income Fund):
We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Dividend Income Fund (formerly Eaton Vance Dividend Income Fund) (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from the start of business, November 30, 2005, to October 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Global Dividend Income Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from the start of business, November 30, 2005, to October 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 17, 2010

15

Eaton Vance Global Dividend Income Fund as of October 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately $14,722,873 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2010 ordinary income dividends, 27.13% qualifies for the corporate dividends received deduction.

16

Global Dividend Income Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS

Common Stocks — 95.3%

Security	Shares	Value

Aerospace & Defense — 3.1%

General Dynamics Corp.	140,000	$9,536,800
Lockheed Martin Corp.	55,625	3,965,506

		$13,502,306

Beverages — 1.0%

PepsiCo, Inc.	65,000	$4,244,500

		$4,244,500

Capital Markets — 2.1%

Goldman Sachs Group, Inc. (The)	38,000	$6,116,100
Invesco, Ltd.	130,000	2,990,000

		$9,106,100

Chemicals — 1.4%

Air Liquide SA	45,800	$5,929,983

		$5,929,983

Commercial Banks — 6.2%

HSBC Holdings PLC ADR	170,000	$8,858,700
PNC Financial Services Group, Inc.	131,000	7,060,900
U.S. Bancorp	302,907	7,324,291
Wells Fargo & Co.	145,000	3,781,600

		$27,025,491

Communications Equipment — 1.8%

Telefonaktiebolaget LM Ericsson, Class B	715,000	$7,863,276

		$7,863,276

Computers & Peripherals — 4.4%

Hewlett-Packard Co.	180,000	$7,570,800
International Business Machines Corp.	79,781	11,456,552

		$19,027,352

Construction & Engineering — 2.3%

Vinci SA	190,000	$10,188,034

		$10,188,034

Diversified Financial Services — 1.4%

Deutsche Boerse AG	61,500	$4,326,425
JPMorgan Chase & Co.	50,000	1,881,500

		$6,207,925

Diversified Telecommunication Services — 4.2%

AT&T, Inc.	172,530	$4,917,105
France Telecom SA	200,000	4,798,624
Frontier Communications Corp.	421,272	3,698,768
Verizon Communications, Inc.	151,109	4,906,509

		$18,321,006

Electric Utilities — 2.0%

American Electric Power Co., Inc.	170,000	$6,364,800
Enel SpA	425,000	2,427,642

		$8,792,442

Energy Equipment & Services — 3.2%

Schlumberger, Ltd.	140,559	$9,823,668
Seadrill, Ltd.	135,000	4,098,049

		$13,921,717

Food & Staples Retailing — 1.9%

Wal-Mart Stores, Inc.	152,800	$8,277,176

		$8,277,176

Food Products — 2.7%

Nestle SA	214,587	$11,753,887

		$11,753,887

Health Care Equipment & Supplies — 1.4%

Covidien PLC	152,400	$6,076,188

		$6,076,188

Hotels, Restaurants & Leisure — 3.4%

Carnival Corp.	100,000	$4,317,000
McDonald’s Corp.	136,400	10,607,828

		$14,924,828

Household Durables — 1.5%

Whirlpool Corp.	83,000	$6,293,890

		$6,293,890

See notes to financial statements

17

Global Dividend Income Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Household Products — 1.9%

Clorox Co. (The)	65,000	$4,325,750
Henkel AG & Co. KGaA, PFC Shares	65,000	3,833,992

		$8,159,742

Insurance — 4.4%

MetLife, Inc.	125,000	$5,041,250
Prudential Financial, Inc.	140,000	7,361,200
Zurich Financial Services AG	28,000	6,852,083

		$19,254,533

IT Services — 2.1%

Accenture PLC, Class A	201,000	$8,986,710

		$8,986,710

Machinery — 1.5%

PACCAR, Inc.	125,000	$6,407,500

		$6,407,500

Media — 1.2%

Walt Disney Co. (The)	150,000	$5,416,500

		$5,416,500

Metals & Mining — 4.4%

BHP Billiton, Ltd. ADR	135,000	$11,149,650
Southern Copper Corp.	190,000	8,132,000

		$19,281,650

Multi-Utilities — 4.3%

CMS Energy Corp.	275,000	$5,054,500
National Grid PLC	250,000	2,364,112
PG&E Corp.	100,000	4,782,000
United Utilities Group PLC	650,000	6,363,807

		$18,564,419

Multiline Retail — 1.9%

Target Corp.	158,817	$8,248,955

		$8,248,955

Oil, Gas & Consumable Fuels — 6.9%

Chevron Corp.	53,300	$4,403,113
Exxon Mobil Corp.	53,529	3,558,073
Occidental Petroleum Corp.	43,160	3,393,671
Royal Dutch Shell PLC, Class A	275,000	8,924,641
Total SA	180,000	9,798,104

		$30,077,602

Pharmaceuticals — 8.2%

Abbott Laboratories	158,000	$8,108,560
Johnson & Johnson	116,785	7,435,701
Merck & Co., Inc.	167,307	6,069,898
Novartis AG ADR	150,000	8,692,500
Pfizer, Inc.	295,000	5,133,000

		$35,439,659

Real Estate Investment Trusts (REITs) — 1.4%

Annaly Capital Management, Inc.	350,000	$6,198,500

		$6,198,500

Road & Rail — 4.3%

Canadian Pacific Railway, Ltd.	150,000	$9,771,000
Norfolk Southern Corp.	40,000	2,459,600
Union Pacific Corp.	75,000	6,576,000

		$18,806,600

Software — 2.9%

Microsoft Corp.	310,000	$8,258,400
Oracle Corp.	150,000	4,410,000

		$12,668,400

Tobacco — 2.5%

Philip Morris International, Inc.	182,845	$10,696,432

		$10,696,432

Wireless Telecommunication Services — 3.4%

Vodafone Group PLC	4,000,000	$10,934,411
Vodafone Group PLC ADR	140,000	3,851,400

		$14,785,811

Total Common Stocks
(identified cost $346,073,185)		$414,449,114

See notes to financial statements

18

Global Dividend Income Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Preferred Stocks — 1.0%

Security	Shares	Value

Commercial Banks — 0.6%

Bank of America Corp., 8.125%(1)	350	$366,629
Barclays Bank PLC, 7.434%(1)(2)	100	105,283
BBVA International SA Unipersonal, 5.919%(1)	120	106,416
Credit Agricole SA/London, 6.637%(1)(2)	115	112,998
Farm Credit Bank of Texas, Series I, 10.00%	225	242,297
JPMorgan Chase & Co., 7.90%(1)	350	388,190
KeyCorp Capital X, 8.00%	15,000	383,400
Lloyds Banking Group PLC, 6.657%(1)(2)(3)	190	145,350
Morgan Stanley Capital Trust III, 6.25%	6,000	145,020
Royal Bank of Scotland Group PLC, Series F, 7.65%	5,000	118,400
Wells Fargo & Co., Class A, 7.50%	305	305,000

		$2,418,983

Insurance — 0.2%

Aegon NV, 6.375%	5,000	$114,550
AXA SA, 6.463%(1)(2)	120	116,420
Endurance Specialty Holdings, Ltd., Series A, 7.75%	5,000	128,050
ING Capital Funding Trust III, 8.439%(1)	110	109,244
RenaissanceRe Holdings, Ltd., Series C, 6.08%	17,000	406,810

		$875,074

Real Estate Investment Trusts (REITs) — 0.2%

Developers Diversified Realty Corp., Series I, 7.50%	15,000	$365,250
Regency Centers Corp., Series C, 7.45%	15,000	378,600
Vornado Realty, LP, 7.875%	13,000	349,440

		$1,093,290

Total Preferred Stocks
(identified cost $4,025,452)		$4,387,347

Corporate Bonds & Notes — 0.6%

	Principal
	Amount
Security	(000’s omitted)	Value

Commercial Banks — 0.4%

American Express Co., 6.80% to 9/1/16, 9/1/66(1)(4)	$350	$353,938
Citigroup Capital XXI, 8.30% to 12/21/37, 12/21/57, 12/21/77(4)(5)	350	367,937
Fifth Third Capital Trust IV, 6.50% to 4/15/17, 4/15/37, 4/15/67(4)(5)	400	384,000
SunTrust Capital VIII, 6.10% to 12/15/36, 12/1/66(4)	400	375,175

		$1,481,050

Security	Shares	Value

Diversified Financial Services — 0.1%

General Electric Capital Corp., 6.375% to 11/15/17, 11/15/67(4)	330	$328,762

		$328,762

Insurance — 0.1%

MetLife, Inc., 10.75% to 8/1/34, 8/1/39, 8/1/69(4)(5)	250	$338,373
XL Capital, Ltd., 6.50% to 4/15/17, 12/29/49(4)	250	226,250

		$564,623

Pipelines — 0.0%(6)

Enterprise Products Operating, LLC, 7.00% to 6/1/17, 6/1/67(4)	110	$107,065

		$107,065

Total Corporate Bonds & Notes
(identified cost $2,233,089)		$2,481,500

Short-Term Investments — 1.1%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.22%(7)(8)	$4,597	$4,597,115

Total Short-Term Investments
(identified cost $4,597,115)		$4,597,115

Total Investments — 98.0%
(identified cost $356,928,841)		$425,915,076

Other Assets, Less Liabilities — 2.0%		$8,838,507

Net Assets — 100.0%		$434,753,583

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

See notes to financial statements

19

Global Dividend Income Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

ADR - American Depositary Receipt

PFC Shares - Preference Shares

(1)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2010.

(2)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2010, the aggregate value of these securities is $480,051 or 0.1% of the Portfolio’s net assets.

(3)	Non-income producing security.

(4)	Security converts to floating rate after the indicated fixed-rate coupon period.

(5)	The maturity dates shown are the scheduled maturity date and final maturity date, respectively. The scheduled maturity date is earlier than the final maturity date due to the possibility of earlier repayment.

(6)	Amount is less than 0.05%.

(7)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2010.

(8)	Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio, an affiliated investment company, for the year ended October 31, 2010 was $8,527 and $0, respectively.

Country Concentration of Portfolio

	Percentage
Country	of Net Assets	Value

United States	71.0%	$308,539,531
France	7.0	30,714,745
United Kingdom	6.6	28,705,371
Switzerland	4.3	18,605,970
Ireland	2.1	8,986,710
Germany	1.9	8,160,417
Sweden	1.8	7,863,276
Bermuda	1.6	7,088,049
Italy	0.5	2,427,642
Cayman Islands	0.1	226,250

Long-Term Investments	96.9%	$421,317,961

Short-Term Investments		$4,597,115

Total Investments		$425,915,076

See notes to financial statements

20

Global Dividend Income Portfolio as of October 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2010

Assets

Unaffiliated investments, at value (identified cost, $352,331,726)	$421,317,961
Affiliated investment, at value (identified cost, $4,597,115)	4,597,115
Dividends and interest receivable	1,330,127
Interest receivable from affiliated investment	1,532
Receivable for investments sold	8,918,632
Tax reclaims receivable	2,823,110

Total assets	$438,988,477

Liabilities

Payable for investments purchased	$3,860,251
Payable to affiliates:
Investment adviser fee	237,293
Trustees’ fees	1,208
Accrued expenses	136,142

Total liabilities	$4,234,894

Net Assets applicable to investors’ interest in Portfolio	$434,753,583

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$365,515,603
Net unrealized appreciation	69,237,980

Total	$434,753,583

Statement of Operations

For the Year Ended
October 31, 2010

Investment Income

Dividends (net of foreign taxes, $2,962,495)	$34,442,390
Interest	90,842
Interest allocated from affiliated investments	14,056
Expenses allocated from affiliated investments	(5,529)

Total investment income	$34,541,759

Expenses

Investment adviser fee	$2,763,828
Trustees’ fees and expenses	14,750
Custodian fee	294,071
Legal and accounting services	39,487
Miscellaneous	17,675

Total expenses	$3,129,811

Deduct —
Reduction of custodian fee	$23

Total expense reductions	$23

Net expenses	$3,129,788

Net investment income	$31,411,971

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(29,327,123)
Investment transactions allocated from affiliated investments	10,717
Foreign currency and forward foreign currency exchange contract transactions	847,087

Net realized loss	$(28,469,319)

Change in unrealized appreciation (depreciation) —
Investments	$35,120,008
Foreign currency	226,779

Net change in unrealized appreciation (depreciation)	$35,346,787

Net realized and unrealized gain	$6,877,468

Net increase in net assets from operations	$38,289,439

See notes to financial statements

21

Global Dividend Income Portfolio as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2010	October 31, 2009

From operations —
Net investment income	$31,411,971	$27,862,324
Net realized loss from investment, foreign currency and forward foreign currency exchange contract transactions	(28,469,319)	(82,862,144)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	35,346,787	68,945,200

Net increase in net assets from operations	$38,289,439	$13,945,380

Capital transactions —
Contributions	$34,036,332	$179,918,700
Withdrawals	(45,771,871)	(75,467,439)

Net increase (decrease) from capital transactions	$(11,735,539)	$104,451,261

Net increase in net assets	$26,553,900	$118,396,641

Net Assets

At beginning of year	$408,199,683	$289,803,042

At end of year	$434,753,583	$408,199,683

See notes to financial statements

22

Global Dividend Income Portfolio as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended October 31,
						Period Ended
	2010		2009	2008	2007	October 31, 2006(1)

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(2)	0.74%		0.73%	0.75%	0.76%	0.88	%(3)
Net investment income	7.38	%(4)	8.04%	9.27%	6.77%	15.44	%(3)
Portfolio Turnover	156%		177%	256%	87%	170	%(5)

Total Return	9.75%		1.11%	(33.97)%	18.88%	10.33	%(5)

Net assets, end of period (000’s omitted)	$434,754		$408,200	$289,803	$316,239	$74,638

(1)	For the period from the start of business, March 24, 2006, to October 31, 2006.

(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(3)	Annualized.

(4)	Includes special dividends equal to 0.84% of average daily net assets.

(5)	Not annualized.

See notes to financial statements

23

Global Dividend Income Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Global Dividend Income Portfolio (formerly, Dividend Income Portfolio) (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve total return by investing primarily in a diversified portfolio of equity securities that pay dividends. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2010, Eaton Vance Global Dividend Income Fund held a 95.4% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to

24

Global Dividend Income Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Portfolio entered into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contract is adjusted by

25

Global Dividend Income Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million and is payable monthly. On average daily net assets of $500 million and over, the annual fee is reduced. Prior to its liquidation in February 2010, the portion of the adviser fee payable by Cash Management Portfolio, an affiliated investment company, on the Portfolio’s investment of cash therein was credited against the Portfolio’s investment adviser fee. The Portfolio currently invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2010, the Portfolio’s investment adviser fee totaled $2,768,100 of which $4,272 was allocated from Cash Management Portfolio and $2,763,828 was paid or accrued directly by the Portfolio. For the year ended October 31, 2010, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management Portfolio, was 0.65% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

During the year ended October 31, 2010, EVM reimbursed the Portfolio $1,168 for a trading error. The effect of the loss incurred and the reimbursement by EVM of such amount had no impact on total return.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $670,102,077 and $640,183,331, respectively, for the year ended October 31, 2010.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$363,145,048

Gross unrealized appreciation	$64,815,083
Gross unrealized depreciation	(2,045,055)

Net unrealized appreciation	$62,770,028

The net unrealized appreciation on foreign currency transactions at October 31, 2010 on a federal income tax basis was $251,745.

5   Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objectives. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio entered into forward foreign currency exchange contracts. The Portfolio also entered into such contracts to hedge the currency risk of investments it anticipated purchasing.

The non-exchange traded derivatives in which the Fund may invest, including forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract.

At October 31, 2010, there were no obligations outstanding under these financial instruments.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2010 was as follows:

26

Global Dividend Income Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

Change in
Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
Derivative	Income(1)	Income

Forward foreign currency exchange contracts	$1,144,529	$—

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended October 31, 2010, which is indicative of the volume of this derivative type, was approximately $26,692,000.

6   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2010.

7   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

8   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2010, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Consumer Discretionary	$34,884,173	$—		$—	$34,884,173
Consumer Staples	31,377,850	11,753,887		—	43,131,737
Energy	21,178,525	22,820,794		—	43,999,319
Financials	56,614,041	11,178,508		—	67,792,549
Health Care	41,515,847	—		—	41,515,847
Industrials	38,716,407	10,188,034		—	48,904,441
Information Technology	40,682,461	7,863,276		—	48,545,737
Materials	19,281,650	5,929,983		—	25,211,633
Telecommunication Services	17,373,782	15,733,035		—	33,106,817
Utilities	16,201,300	11,155,561		—	27,356,861

Total Common Stocks	$317,826,036	$96,623,078	*	$—	$414,449,114

27

Global Dividend Income Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Preferred Stocks
Financials	$2,694,520	$1,692,827	$—	$4,387,347

Total Preferred Stocks	$2,694,520	$1,692,827	$—	$4,387,347

Corporate Bonds & Notes	$—	$2,481,500	$—	$2,481,500
Short-Term Investments	$—	$4,597,115	$—	$4,597,115

Total Investments	$320,520,556	$105,394,520	$—	$425,915,076

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of October 31, 2009 whose fair value was determined using Level 3 inputs.

9   Name Change

Effective June 11, 2010, the name of the Global Dividend Income Portfolio was changed from Dividend Income Portfolio.

28

Global Dividend Income Portfolio as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Global Dividend Income Portfolio (formerly Dividend Income Portfolio):
We have audited the accompanying statement of assets and liabilities of Global Dividend Income Portfolio (formerly Dividend Income Portfolio) (the “Portfolio”), including the portfolio of investments as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the four years in the period then ended and the period from the start of business, March 24, 2006 to October 31, 2006. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Global Dividend Income Portfolio as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the four years in the period then ended and the period from the start of business, March 24, 2006 to October 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 17, 2010

29

Eaton Vance Global Dividend Income Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

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Eaton Vance Global Dividend Income Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Dividend Income Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Dividend Income Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

31

Eaton Vance Global Dividend Income Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2009 for the Fund. The Board noted that appropriate actions are being taken by the Adviser to improve Fund performance and concluded that additional time is required to evaluate the effectiveness of such actions.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees, and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the fund complex level.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund, the structure of the Portfolio advisory fee, which include breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

32

Eaton Vance Global Dividend Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Dividend Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 184 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	184	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Of the Trust since 2005 and of the Portfolio since 2006	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	184	None

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	184	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Of the Trust since 2003 and of the Portfolio since 2006	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	184	None

Ronald A. Pearlman 1940	Trustee	Of the Trust since 2003 and of the Portfolio since 2006	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	184	None

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	184	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

33

Eaton Vance Global Dividend Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2006	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	184	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007; Trustee of the Trust since 2005 and of the Portfolio since 2006	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	184	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

William H. Ahern, Jr. 1959	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

John R. Baur 1970	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 37 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 1967	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Officer of 49 registered investment companies managed by EVM or BMR.

Michael A. Cirami 1975	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 1963	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 96 registered investment companies managed by EVM or BMR.

John H. Croft 1962	Vice President of the Trust	Since 2010	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 1972	Vice President of the Trust	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Christine M. Johnston 1972	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Aamer Khan 1960	Vice President	Of the Trust since 2005 and of the Portfolio since 2006	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas H. Luster 1962	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 1961	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 33 registered investment companies managed by EVM or BMR.

34

Eaton Vance Global Dividend Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Duncan W. Richardson 1957	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2001 and President of the Portfolio since 2006	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Judith A. Saryan 1954	Vice President	Of the Trust since 2003 and of the Portfolio since 2006	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Susan Schiff 1961	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Thomas Seto 1962	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

David M. Stein 1951	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

Eric A. Stein 1980	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Originally joined EVM in July 2002. Prior to re-joining EVM in September 2008, Mr. Stein worked at the Federal Reserve Bank of New York (2007-2008) and attended business school in Chicago, Illinois. Officer of 34 registered investment companies managed by EVM or BMR.

Dan R. Strelow 1959	Vice President of the Trust	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 33 registered investment companies managed by EVM or BMR.

Mark S. Venezia 1949	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Adam A. Weigold 1975	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 73 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Of the Trust since 2004 and of the Portfolio since 2006	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Fund (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

35

This Page Intentionally Left Blank

Investment Adviser of Global Dividend Income Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Global Dividend Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Services
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Global Dividend Income Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus, if available. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus, if available, contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

2634-12/10	DIVISRC

Eaton Vance
Investment Managers

Annual Report October 31, 2010

EATON VANCE EMERGING MARKETS LOCAL INCOME FUND

Eaton Vance Annual Report October 31 , 2010 EATON VANCE EMERGING MARKETS

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Emerging Markets Local Income Fund as of October 31 , 2010

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions

Mark S. Venezia, CFA Co-Portfolio Manager	John R. Baur Co-Portfolio Manager	Michael A. Cirami, CFA Co-Portfolio Manager
•	During the fiscal year ending October 31, 2010, the strongest returns in the global credit markets were generated by the riskier assets, including the emerging markets. Credit spreads were tighter across most of the U.S. credit markets for the 12-month period, with the strongest performance produced during the first six months. In the U.S. fixed-income markets, positive returns during the last six months were primarily the result of a rally in U.S. Treasuries, accompanied by only modest spread widening. For the fiscal year, yields fell across the U.S. Treasury curve, with the 2-year, 5-year, and 10-year bond yields declining by 55, 114, and 78 basis points, respectively.
•	Turning to the global currency markets, the euro depreciated by more than 5% versus the U.S. dollar during the period; however, most other currencies across the developed and emerging markets, including the Japanese yen, appreciated significantly. Currency appreciation was widespread for the period, including significant appreciation in emerging Asia and Latin America (against the dollar) and Eastern Europe, the Middle East and Africa (against the euro).
•	For the 12-month period, among the most notable developments were the problems in Europe, as markets increasingly focused on the fiscal problems in Portugal, Italy, Greece and Spain. The first half of the period produced consistent negative headlines out of Greece, resulting in both increased volatility and significant credit spread widening in those four countries.
•	Globally, economic data released during the first six months of the period provided evidence of economic recovery, particularly in the emerging markets. Specifically, the global economic recovery was led by Asia, with a pickup in demand from Europe and the U.S. leading to an export recovery, which had a positive effect on export-oriented countries. Countries in Latin America, with the exception of Venezuela, also grew at varying levels, with Uruguay and Peru amongst the strongest. However, the pace of acceleration in economic activity moderated in the final six months, and the focus shifted to the weakening in the U.S. economy and the anticipation of another round of quantitative easing by the U.S. Federal Reserve.
Management Discussion
•	The Fund[1] seeks to provide total return by investing in securities, derivatives, and other instruments to establish long and short investment exposures to emerging markets. In this connection, the Fund invests at least 80% of total net assets in securities denominated in currencies of emerging-market countries, fixed-income instruments issued by emerging market entities or sovereigns, and/or derivative instruments, denominated in or based on the currencies, interest rates, or issues of, emerging market countries.

Total Return Performance
10/31/09 – 10/31/10

Class A2	18.65%
Class C2	5.63	*
Class I2	16.13	**
JPMorgan Government Bond Index — Emerging Market Global Diversified (Unhedged)[3]	19.81

*	Performance is cumulative since share class inception on 8/3/10.

**	Performance is cumulative since share class inception on 11/30/09.
See page 3 for more performance information.

[1]	The Fund currently invests in a separate registered investment company, Emerging Markets Local Income Portfolio (the Portfolio), with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[2]	Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered at net asset value.

[3]	It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Emerging Markets Local Income Fund as of October 31, 2010

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	For the fiscal year ending October 31, 2010, the Fund’s Class A shares underperformed its benchmark, the JPMorgan Government Bond Index — Emerging Market Global Diversified (Unhedged) (the Index). The Fund’s underperformance was primarily driven by the underweighting of duration in key countries relative to the Index. The Fund had less exposure to bonds, in favor of currency or other interest-rate positions, in many of the countries represented in the Index. As a result, the portion of the Fund’s duration contributed from bond investments in the largest emerging-market countries was significantly lower than that of the Index (i.e., “the underweighting of duration”). With the exception of Turkey, the Fund underperformed in each of the countries representing the largest weights (approximately 10%) in the Index.

•	The regions representing the greatest source of underperformance relative to the benchmark were Asia and Eastern Europe. In Asia, short duration relative to the benchmark in Indonesia, Malaysia and Thailand resulted in lower returns. In Eastern Europe, although the Fund’s positions in inflation-linked bonds in Turkey outperformed the government bond positions in the Index, underperformance in Poland and Russia, combined with negative performance from an off-benchmark (i.e., not included in the Index) position in Macedonia, resulted in less robust regional returns for that region.

•	Within Latin America, the Fund’s off-benchmark positions in Uruguay and the Dominican Republic helped to boost the return in that region, closely matching the region’s return in the Index.

•	The Fund’s duration increased to 5.42 years as of October 31, 2010, from 4.54 years as of October 31, 2009. Duration is a measure of the sensitivity of a fund or a fixed-income security to changes in interest rates. A shorter duration instrument normally has less exposure to interest rate risk than longer duration instruments.
Portfolio Composition
Securities Holdings (excludes derivative positions)1
By total net assets

[1]	Securities Holdings reflect the Portfolio’s securities positions as of 10/31/10. For International and Emerging Market currency exposures, please refer to the Currency Positions table below.
Currency Positions2
By total net assets

Poland	12.6%
Malaysia	12.4
Brazil	12.4
Turkey	12.4
Mexico	11.7
Indonesia	11.5
Thailand	10.2
South Africa	8.5
Hungary	7.2
Colombia	6.1
Russia	5.8
Egypt	4.1
Czech Republic	3.6
Lebanon	2.0
Peru	1.9
Israel	1.9
Sweden	1.6
India	1.5
South Korea	1.5
Uruguay	1.3
China	1.1
Qatar	1.0
Norway	0.9
Philippines	0.9
Australia	0.8
Chile	0.8
Taiwan	0.7
Gold	0.7
Dominican Republic	0.5
Ukraine	0.5
Iceland	0.5
Costa Rica	0.0
Zambia	0.0
Japan	-0.0
Sri Lanka	-0.0
New Zealand	-0.8
Euro	-14.2

[2]	Currency Positions reflect the Portfolio’s investments as of 10/31/10. Currency exposures include all foreign exchange denominated assets and all currency derivatives. As of 10/31/10, Foreign Long Derivatives were 102.8%; Foreign Short Derivatives were -12.1%. All numbers are a percentage of net assets. Total exposures may exceed 100% due to implicit leverage created by derivatives. All percentages are rounded to one decimal.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance Emerging Markets Local Income Fund as of October 31, 2010

FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the JPMorgan Government Bond Index — Emerging Market Global Diversified (Unhedged) (the JPMorgan GBI-EM Index), an unmanaged index of local currency bonds with maturities of more than one year issued by emerging markets governments. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A of the Fund and the JPMorgan GBI-EM Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Fund Performance[1]	Class A	Class C		Class I
Share Class Symbol	EEIAX	EEICX		EEIIX

Average Annual Total Returns (at net asset value)
One Year	18.65%	N.A.		N.A.
Life of Fund†	12.34	5.63	%††	16.13	%††

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	13.03%	N.A.		N.A.
Life of Fund†	10.71	4.63	%††	16.13	%††

†	Inception Date — Class A: 6/27/07; Class C: 8/3/10; Class I: 11/30/09.

††	Returns are cumulative since inception of the share class.

[1]	Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Return for Class C reflects a 1% CDSC for the first year. Class I shares are offered at net asset value. Absent an allocation of certain expenses to the administrator, the returns would be lower.

Total Annual
Operating Expenses[2]	Class A	Class C	Class I

Gross Expense Ratio	5.50%	6.20%	5.20%
Net Expense Ratio	1.25	1.95	0.95

[2]	Source: Prospectus dated 3/1/10, as supplemented. Net Expense Ratio reflects a contractual expense reimbursement. The expense reimbursement continues through February 28, 2012. Any amendments of this reimbursement would require written approval of the Board of Trustees. Without this expense reimbursement performance would have been lower.

*	Source: Lipper Inc. Class A of the Fund commenced investment operations on 6/27/07. Index data is available as of month end only.

A $10,000 hypothetical investment at net asset value in Class C shares on 8/3/10 (commencement of operations) and Class I on 11/30/09 (commencement of operations) would have been valued at $10,563 ($10,463 after deduction of CDSC) and $11,613, respectively, on 10/31/10. It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Emerging Markets Local Income Fund as of October 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 – October 31, 2010) for Class A and Class I, and (August 3, 2010 – October 31, 2010) for Class C. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2010 – October 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Emerging Markets Local Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/10)	(10/31/10)	(5/1/10 – 10/31/10)

Actual*
Class A	$1,000.00	$1,077.50	$6.55	***
Class C	$1,000.00	$1,056.30	$4.94	***
Class I	$1,000.00	$1,080.60	$4.98	***
*   Class C had not commenced operations as of May 1, 2010. Actual expenses are equal to the Fund’s annualized expense ratio of 1.25% for Class A shares, 1.95% for Class C shares and 0.95% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period); 90/365 for Class C (to reflect the period from commencement of operations on August 3, 2010 to October 31, 2010). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2010 (August 2, 2010 for Class C). The Example reflects the expenses of both the Fund and the Portfolio.

Hypothetical**
(5% return per year before expenses)
Class A	$1,000.00	$1,018.90	$6.36	***
Class C	$1,000.00	$1,015.40	$9.91	***
Class I	$1,000.00	$1,020.40	$4.84	***

**	Hypothetical expenses are equal to the Fund’s annualized expense ratio of 1.25% for Class A shares, 1.95% for Class C shares and 0.95% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2010 (August 2, 2010 for Class C). The Example reflects the expenses of both the Fund and the Portfolio.

***	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

4

Eaton Vance Emerging Markets Local Income Fund as of October 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2010

Assets

Investment in Emerging Markets Local Income Portfolio, at value (identified cost, $244,571,993)	$247,934,337
Receivable for Fund shares sold	9,419,249
Receivable from affiliate	27,933
Other assets	101

Total assets	$257,381,620

Liabilities

Payable for Fund shares redeemed	$657,611
Distributions payable	260,493
Payable to affiliates:
Distribution and service fees	55,650
Trustees’ fees	42
Accrued expenses	52,522

Total liabilities	$1,026,318

Net Assets	$256,355,302

Sources of Net Assets

Paid-in capital	$253,252,732
Accumulated net realized loss from Portfolio	(145,232)
Accumulated distributions in excess of net investment income	(114,542)
Net unrealized appreciation from Portfolio	3,362,344

Total	$256,355,302

Class A Shares

Net Assets	$175,500,592
Shares Outstanding	16,198,874
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.83
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$11.37

Class C Shares

Net Assets	$34,064,208
Shares Outstanding	3,141,465
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.84

Class I Shares

Net Assets	$46,790,502
Shares Outstanding	4,306,284
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.87

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2010

Investment Income

Interest allocated from Portfolio (net of foreign taxes, $129,269)	$2,332,181
Dividends allocated from Portfolio (net of foreign taxes, $82)	737
Expenses allocated from Portfolio	(380,849)

Total investment income from Portfolio	$1,952,069

Expenses

Distribution and service fees
Class A	$96,358
Class C	25,219
Trustees’ fees and expenses	750
Custodian fee	9,573
Transfer and dividend disbursing agent fees	26,435
Legal and accounting services	31,331
Printing and postage	27,657
Registration fees	70,430
Miscellaneous	13,049

Total expenses	$300,802

Deduct —
Allocation of expenses to affiliate	$154,778

Total expense reductions	$154,778

Net expenses	$146,024

Net investment income	$1,806,045

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$(268,345)
Financial futures contracts	17,199
Swap contracts	(206,355)
Written options	12,836
Foreign currency and forward foreign currency exchange contract transactions	1,013,046

Net realized gain	$568,381

Change in unrealized appreciation (depreciation) —
Investments	$4,249,955
Financial futures contracts	17,131
Swap contracts	7,222
Written options	(944)
Foreign currency and forward foreign currency exchange contracts	(672,324)

Net change in unrealized appreciation (depreciation)	$3,601,040

Net realized and unrealized gain	$4,169,421

Net increase in net assets from operations	$5,975,466

See notes to financial statements

5

Eaton Vance Emerging Markets Local Income Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2010	October 31, 2009

From operations —
Net investment income	$1,806,045	$118,708
Net realized gain (loss) from investment transactions, financial futures contracts, swap contracts, written options, and foreign currency and forward foreign currency exchange contract transactions	568,381	(14,306)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, swap contracts, written options, foreign currency and forward foreign currency exchange contracts	3,601,040	433,776

Net increase in net assets from operations	$5,975,466	$538,178

Distributions to shareholders —
From net investment income
Class A	$(1,701,501)	$(189,242)
Class C	(73,913)	—
Class I	(427,811)	—
From net realized gain
Class A	(330,215)	—
Class C	(55,007)	—
Class I	(93,260)	—
Tax return of capital
Class A	(252,332)	—
Class C	(10,961)	—
Class I	(63,444)	—

Total distributions to shareholders	$(3,008,444)	$(189,242)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$193,999,320	$3,737,172
Class C	34,001,161	—
Class I	46,894,593	—
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,414,337	83,956
Class C	113,302	—
Class I	264,128	—
Cost of shares redeemed
Class A	(27,446,981)	(408,172)
Class C	(145,551)	—
Class I	(996,728)	—

Net increase in net assets from Fund share transactions	$248,097,581	$3,412,956

Net increase in net assets	$251,064,603	$3,761,892

	Year Ended	Year Ended
Net Assets	October 31, 2010	October 31, 2009

At beginning of year	$5,290,699	$1,528,807

At end of year	$256,355,302	$5,290,699

Accumulated undistributed (distributions in excess of) net investment income included in net assets

At end of year	$(114,542)	$41,838

See notes to financial statements

6

Eaton Vance Emerging Markets Local Income Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended October 31,
					Period Ended
	2010		2009	2008	October 31, 2007(1)

Net asset value — Beginning of period	$9.850		$8.280	$10.770	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.450		$0.487	$0.475	$0.165
Net realized and unrealized gain (loss)	1.312		1.864	(1.727)	0.732

Total income (loss) from operations	$1.762		$2.351	$(1.252)	$0.897

Less Distributions

From net investment income	$(0.658)		$(0.781)	$(0.640)	$(0.259)
From net realized gain	(0.026)		—	(0.381)	—
Tax return of capital	(0.098)		—	(0.217)	—

Total distributions	$(0.782)		$(0.781)	$(1.238)	$(0.259)

Capital contribution from administrator(2)	$—		$—	$—	$0.132

Net asset value — End of period	$10.830		$9.850	$8.280	$10.770

Total Return(3)	18.65	%(4)	30.05%	(13.38)%	10.44	%(4)(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$175,501		$5,291	$1,529	$11
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)(8)	1.25%		1.25%	1.25%	1.25	%(9)
Net investment income	4.28%		5.37%	4.73%	4.67	%(9)
Portfolio Turnover of the Portfolio	17%		26%	38%	2	%(4)

(1)	For the period from the start of business, June 27, 2007, to October 31, 2007.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Absent a capital contribution by the administrator in the period from the start of business, June 27, 2007, to October 31, 2007, total return would have been 9.12%.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	The administrator subsidized certain operating expenses (equal to 0.36%, 4.25%, 4.63% and 287.76% of average daily net assets for the years ended October 31, 2010, 2009 and 2008 and for the period from the start of business, June 27, 2007, to October 31, 2007, respectively).

(9)	Annualized.

See notes to financial statements

7

Eaton Vance Emerging Markets Local Income Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C
	Period Ended
	October 31, 2010(1)

Net asset value — Beginning of period	$10.430

Income (Loss) From Operations

Net investment income(2)	$0.073
Net realized and unrealized gain	0.510

Total income from operations	$0.583

Less Distributions

From net investment income	$(0.128)
From net realized gain	(0.026)
Tax return of capital	(0.019)

Total distributions	$(0.173)

Net asset value — End of period	$10.840

Total Return(3)	5.63	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$34,064
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	1.95	%(8)
Net investment income	2.74	%(8)
Portfolio Turnover of the Portfolio	17	%(4)(9)

(1)	For the period from commencement of operations on August 3, 2010 to October 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	The administrator subsidized certain operating expenses (equal to 0.36% of average daily net assets for the period from commencement of operations on August 3, 2010 to October 31, 2010).

(8)	Annualized.

(9)	For the Portfolio’s year ended October 31, 2010.

See notes to financial statements

8

Eaton Vance Emerging Markets Local Income Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I
	Period Ended
	October 31, 2010(1)

Net asset value — Beginning of period	$10.060

Income (Loss) From Operations

Net investment income(2)	$0.438
Net realized and unrealized gain	1.115

Total income from operations	$1.553

Less Distributions

From net investment income	$(0.624)
From net realized gain	(0.026)
Tax return of capital	(0.093)

Total distributions	$(0.743)

Net asset value — End of period	$10.870

Total Return(3)	16.13	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$46,791
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	0.95	%(8)
Net investment income	4.51	%(8)
Portfolio Turnover of the Portfolio	17	%(4)(9)

(1)	For the period from commencement of operations on November 30, 2009 to October 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	The administrator subsidized certain operating expenses (equal to 0.36% of average daily net assets for the period from commencement of operations on November 30, 2009 to October 31, 2010).

(8)	Annualized.

(9)	For the Portfolio’s year ended October 31, 2010.

See notes to financial statements

9

Eaton Vance Emerging Markets Local Income Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Emerging Markets Local Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Emerging Markets Local Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (61.9% at October 31, 2010). The performance of the Fund is directly affected by the performance of the Portfolio. The consolidated financial statements of the Portfolio, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

During the year ended October 31, 2010, a capital loss carryforward of $500,426 was utilized to offset net realized gains by the Fund.

As of October 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of

10

Eaton Vance Emerging Markets Local Income Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2010 and October 31, 2009 was as follows:

	Year Ended October 31,
	2010	2009

Distributions declared from:
Ordinary income	$2,203,225	$189,242
Long-term capital gains	$478,482	$—
Tax return of capital	$326,737	$—

During the year ended October 31, 2010, accumulated net realized loss was decreased by $280,036, accumulated distributions in excess of net investment income was decreased by $240,800 and paid-in capital was decreased by $520,836 due to differences between book and tax accounting, primarily for foreign currency gain (loss), swap contracts, premium amortization, paydown gain (loss) and the tax treatment of distributions in excess of net investment income. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Net unrealized appreciation	$3,363,063
Other temporary differences	$(260,493)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the timing of recognizing distributions to shareholders, swap contracts, foreign currency transactions, tax accounting for straddle transactions, options contracts, futures contracts, wash sales, partnership allocations and premium amortization.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $1 billion and is payable monthly. On Investable Assets of $1 billion and over, the annual fee is reduced. For the year ended October 31, 2010, the Fund incurred no investment adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Consolidated Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.25%, 1.95% and 0.95% annually of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2012. Pursuant to this agreement, EVM was allocated $154,778 of the Fund’s operating expenses for the year ended October 31, 2010.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2010, EVM earned $744 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $151,420 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2010. EVD also received

11

Eaton Vance Emerging Markets Local Income Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2010 amounted to $96,358 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class C Plan requires the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2010, the Fund paid or accrued to EVD $18,914 for Class C shares representing 0.75% (annualized) of the average daily net assets of Class C shares.

The Class C Plan also authorizes the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2010 amounted to $6,305 for Class C shares.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the year ended October 31, 2010, the Fund was informed that EVD received $394 of CDSCs paid by Class A shareholders and no CDSCs paid by Class C shareholders.

6   Investment Transactions

For the year ended October 31, 2010, increases and decreases in the Fund’s investment in the Portfolio aggregated $251,585,714 and $15,089,141, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2010	2009

Sales	18,183,048	389,522
Issued to shareholders electing to receive payments of distributions in Fund shares	133,736	9,086
Redemptions	(2,654,878)	(46,327)

Net increase	15,661,906	352,281

	Period Ended
Class C	October 31, 2010(1)

Sales	3,144,431
Issued to shareholders electing to receive payments of distributions in Fund shares	10,463
Redemptions	(13,429)

Net increase	3,141,465

	Period Ended
Class I	October 31, 2010(2)

Sales	4,376,312
Issued to shareholders electing to receive payments of distributions in Fund shares	24,649
Redemptions	(94,677)

Net increase	4,306,284

(1)	For the period from commencement of operations on August 3, 2010 to October 31, 2010.

(2)	For the period from commencement of operations on November 30, 2009 to October 31, 2010.

12

Eaton Vance Emerging Markets Local Income Fund as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds
Trust and Shareholders of Eaton Vance Emerging
Markets Local Income Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Emerging Markets Local Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2010, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from the start of business, June 27, 2007, to October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Emerging Markets Local Income Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from the start of business, June 27, 2007, to October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 27, 2010

13

Eaton Vance Emerging Markets Local Income Fund as of October 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of the foreign tax credit and capital gains dividends.

Foreign Tax Credit. The Fund paid foreign taxes of $129,351 and recognized foreign source income of $2,168,080.

Capital Gains Dividends. The Fund designates $478,482 as a capital gain dividend.

14

Emerging Markets Local Income Portfolio as of October 31, 2010

CONSOLIDATED PORTFOLIO OF INVESTMENTS

Foreign Government Bonds — 61.2%

		Principal
Security		Amount	Value

Bermuda — 0.2%

Government of Bermuda, 5.603%, 7/20/20(1)	USD	900,000	$982,766

Total Bermuda (identified cost $924,649)			$982,766

Brazil — 5.3%

Nota Do Tesouro Nacional, 6.00%, 5/15/15(2)	BRL	447,022	$263,303
Nota Do Tesouro Nacional, 10.00%, 1/1/11	BRL	1,425,000	836,734
Nota Do Tesouro Nacional, 10.00%, 1/1/12	BRL	6,142,000	3,558,706
Nota Do Tesouro Nacional, 10.00%, 1/1/13	BRL	3,250,000	1,848,940
Nota Do Tesouro Nacional, 10.00%, 1/1/14	BRL	6,789,000	3,812,145
Nota Do Tesouro Nacional, 10.00%, 1/1/17	BRL	10,405,000	5,663,535
Nota Do Tesouro Nacional, 10.00%, 1/1/21	BRL	9,400,000	4,941,754
Republic of Brazil, 10.25%, 1/10/28	BRL	620,000	396,548

Total Brazil (identified cost $19,916,482)			$21,321,665

Chile — 0.8%

Government of Chile, 2.10%, 9/1/15(2)	CLP	85,554,440	$170,268
Government of Chile, 6.00%, 3/1/17	CLP	70,000,000	142,110
Government of Chile, 6.00%, 3/1/18	CLP	890,000,000	1,802,704
Government of Chile, 6.00%, 1/1/20	CLP	465,000,000	939,544

Total Chile (identified cost $3,024,150)			$3,054,626

Colombia — 4.3%

Republic of Colombia, 7.75%, 4/14/21	COP	6,201,000,000	$4,111,682
Republic of Colombia, 9.85%, 6/28/27	COP	8,093,000,000	6,598,173
Republic of Colombia, 12.00%, 10/22/15	COP	8,960,000,000	6,580,604

Total Colombia (identified cost $14,945,525)			$17,290,459

Congo — 0.1%

Republic of Congo, 3.00%, 6/30/29	USD	756,200	$468,844

Total Congo (identified cost $407,202)			$468,844

Costa Rica — 0.0%(3)

Titulo Propiedad Ud, 1.00%, 1/12/22(2)	CRC	51,203,401	$74,849
Titulo Propiedad Ud, 1.63%, 7/13/16(2)	CRC	5,752,393	9,642

Total Costa Rica (identified cost $120,453)			$84,491

Dominican Republic — 0.5%

Dominican Republic “Bonos Internos” Total Return Linked Bond (Citibank, N.A.) 16.00%, 7/10/20(4)	DOP	67,800,000	$1,971,876

Total Dominican Republic (identified cost $1,878,065)			$1,971,876

Egypt — 0.1%

Arab Republic of Egypt, 8.75%, 7/18/12(1)	EGP	1,690,000	$291,670

Total Egypt (identified cost $296,222)			$291,670

Georgia — 0.1%

Republic of Georgia, 7.50%, 4/15/13	USD	280,000	$295,400

Total Georgia (identified cost $214,155)			$295,400

Greece — 0.1%

Hellenic Republic Government Bond, 6.10%, 8/20/15	EUR	225,000	$257,955

Total Greece (identified cost $277,127)			$257,955

Hungary — 5.9%

Hungary Government Bond, 5.50%, 2/12/14	HUF	742,100,000	$3,682,228
Hungary Government Bond, 5.50%, 2/12/16	HUF	530,000,000	2,558,021
Hungary Government Bond, 6.00%, 10/24/12	HUF	538,920,000	2,760,037
Hungary Government Bond, 6.00%, 11/24/23	HUF	195,000,000	915,868
Hungary Government Bond, 6.50%, 6/24/19	HUF	579,100,000	2,870,768
Hungary Government Bond, 6.75%, 2/12/13	HUF	285,200,000	1,475,571
Hungary Government Bond, 6.75%, 2/24/17	HUF	602,100,000	3,061,234
Hungary Government Bond, 6.75%, 11/24/17	HUF	148,000,000	751,468

See notes to consolidated financial statements

15

Emerging Markets Local Income Portfolio as of October 31, 2010

CONSOLIDATED PORTFOLIO OF INVESTMENTS CONT’D

		Principal
Security		Amount	Value

Hungary (continued)

Hungary Government Bond, 7.25%, 6/12/12	HUF	322,000,000	$1,681,485
Hungary Government Bond, 7.50%, 10/24/13	HUF	452,000,000	2,377,236
Hungary Government Bond, 7.50%, 11/12/20	HUF	256,300,000	1,359,180
Hungary Government Bond, 8.00%, 2/12/15	HUF	60,000,000	321,598

Total Hungary (identified cost $22,410,407)			$23,814,694

Indonesia — 10.0%

Indonesia Government, 7.375%, 9/15/16	IDR	13,315,000,000	$1,534,298
Indonesia Government, 8.375%, 9/15/26	IDR	14,100,000,000	1,621,007
Indonesia Government, 9.00%, 9/15/13	IDR	9,800,000,000	1,176,680
Indonesia Government, 9.00%, 9/15/18	IDR	42,550,000,000	5,253,491
Indonesia Government, 9.50%, 6/15/15	IDR	33,485,000,000	4,192,847
Indonesia Government, 9.50%, 7/15/23	IDR	35,245,000,000	4,467,587
Indonesia Government, 9.50%, 7/15/31	IDR	11,341,000,000	1,420,870
Indonesia Government, 9.75%, 5/15/37	IDR	12,436,000,000	1,563,520
Indonesia Government, 10.00%, 7/15/17	IDR	10,200,000,000	1,331,512
Indonesia Government, 10.00%, 9/15/24	IDR	22,100,000,000	2,904,280
Indonesia Government, 10.00%, 2/15/28	IDR	8,560,000,000	1,113,561
Indonesia Government, 10.25%, 7/15/27	IDR	22,325,000,000	2,966,671
Indonesia Government, 10.50%, 8/15/30	IDR	24,610,000,000	3,356,598
Indonesia Government, 10.50%, 7/15/38	IDR	10,900,000,000	1,462,106
Indonesia Government, 11.00%, 11/15/20	IDR	14,560,000,000	2,022,063
Indonesia Government, 11.50%, 9/15/19	IDR	25,200,000,000	3,573,937

Total Indonesia (identified cost $36,463,973)			$39,961,028

Israel — 0.2%

Israeli Government Bond, 3.00%, 10/31/19(2)	ILS	560,882	$175,947
Israeli Government Bond, 5.00%, 4/30/15(2)	ILS	1,423,154	470,946

Total Israel (identified cost $593,268)			$646,893

Macedonia — 0.1%

Republic of Macedonia, 4.625%, 12/8/15	EUR	280,000	$366,906

Total Macedonia (identified cost $255,208)			$366,906

Malaysia — 7.1%

Malaysian Government, 2.509%, 8/27/12	MYR	3,800,000	$1,208,733
Malaysian Government, 3.21%, 5/31/13	MYR	5,925,000	1,902,627
Malaysian Government, 3.502%, 5/31/27	MYR	4,125,000	1,236,279
Malaysian Government, 3.70%, 5/15/13	MYR	6,355,000	2,065,368
Malaysian Government, 3.741%, 2/27/15	MYR	24,076,000	7,835,753
Malaysian Government, 3.756%, 4/28/11	MYR	10,900,000	3,519,700
Malaysian Government, 4.012%, 9/15/17	MYR	9,770,000	3,200,308
Malaysian Government, 4.24%, 2/7/18	MYR	15,775,000	5,233,695
Malaysian Government, 4.378%, 11/29/19	MYR	3,750,000	1,255,858
Malaysian Government, 4.498%, 4/15/30	MYR	3,480,000	1,176,870

Total Malaysia (identified cost $27,269,862)			$28,635,191

Mexico — 4.2%

Government of Mexico, 7.25%, 12/15/16	MXN	20,800,000	$1,829,854
Government of Mexico, 7.50%, 6/3/27	MXN	30,480,000	2,694,029
Government of Mexico, 7.75%, 12/14/17	MXN	9,500,000	860,524
Government of Mexico, 8.00%, 6/11/20	MXN	21,018,000	1,954,735
Government of Mexico, 8.50%, 12/13/18	MXN	6,832,600	647,327
Government of Mexico, 8.50%, 11/18/38	MXN	16,600,000	1,576,515
Government of Mexico, 10.00%, 12/5/24	MXN	44,710,000	4,875,447
Government of Mexico, 10.00%, 11/20/36	MXN	23,470,000	2,588,391

Total Mexico (identified cost $15,718,409)			$17,026,822

Pakistan — 0.3%

Republic of Pakistan, 7.125%, 3/31/16(5)	USD	1,500,000	$1,406,033

Total Pakistan (identified cost $1,418,642)			$1,406,033

Peru — 1.9%

Republic of Peru, 6.90%, 8/12/37	PEN	2,700,000	$1,049,695
Republic of Peru, 6.90%, 8/12/37(1)	PEN	2,367,000	913,703
Republic of Peru, 6.95%, 8/12/31	PEN	2,000,000	769,006
Republic of Peru, 7.84%, 8/12/20	PEN	1,130,000	474,342
Republic of Peru, 8.20%, 8/12/26	PEN	2,750,000	1,183,556
Republic of Peru, 8.60%, 8/12/17	PEN	5,305,000	2,309,481
Republic of Peru, 9.91%, 5/5/15	PEN	1,760,000	769,432

Total Peru (identified cost $7,081,518)			$7,469,215

See notes to consolidated financial statements

16

Emerging Markets Local Income Portfolio as of October 31, 2010

CONSOLIDATED PORTFOLIO OF INVESTMENTS CONT’D

		Principal
Security		Amount	Value

Philippines — 0.9%

Philippine Government International Bond, 4.95%, 1/15/21	PHP	139,000,000	$3,441,646

Total Philippines
(identified cost $3,139,015)			$3,441,646

Poland — 1.4%

Poland Government Bond, 3.00%, 8/24/16(2)	PLN	1,779,773	$637,384
Poland Government Bond, 4.75%, 4/25/12	PLN	2,010,000	706,710
Poland Government Bond, 5.25%, 10/25/17	PLN	3,575,000	1,241,113
Poland Government Bond, 5.75%, 9/23/22	PLN	5,420,000	1,911,031
Poland Government Bond, 6.25%, 10/24/15	PLN	2,900,000	1,061,102

Total Poland
(identified cost $5,860,216)			$5,557,340

South Africa — 4.6%

Republic of South Africa, 6.25%, 3/31/36	ZAR	22,825,000	$2,623,998
Republic of South Africa, 6.75%, 3/31/21	ZAR	45,745,000	6,005,819
Republic of South Africa, 7.25%, 1/15/20	ZAR	30,500,000	4,191,715
Republic of South Africa, 7.50%, 1/15/14	ZAR	5,070,000	741,726
Republic of South Africa, 8.25%, 9/15/17	ZAR	19,430,000	2,873,124
Republic of South Africa, 10.50%, 12/21/26	ZAR	10,600,000	1,845,835

Total South Africa
(identified cost $17,017,402)			$18,282,217

Sri Lanka — 0.2%

Republic of Sri Lanka, 6.25%, 10/4/20(1)	USD	950,000	$991,563

Total Sri Lanka
(identified cost $950,000)			$991,563

Taiwan — 0.7%

Taiwan Government Bond, 0.25%, 10/21/11	TWD	12,500,000	$407,724
Taiwan Government Bond, 0.25%, 2/10/12	TWD	74,400,000	2,426,169

Total Taiwan
(identified cost $2,789,238)			$2,833,893

Thailand — 2.8%

Bank of Thailand, 3.625%, 5/2/11	THB	22,000,000	$740,432
Kingdom of Thailand, 3.875%, 6/13/19	THB	93,235,000	3,305,576
Kingdom of Thailand, 4.75%, 12/20/24	THB	30,000,000	1,144,861
Kingdom of Thailand, 5.125%, 3/13/18	THB	86,300,000	3,262,051
Kingdom of Thailand, 5.67%, 3/13/28	THB	62,500,000	2,662,387

Total Thailand
(identified cost $9,725,353)			$11,115,307

Turkey — 9.2%

Turkey Government Bond, 0.00%, 4/25/12	TRY	19,569,000	$12,250,288
Turkey Government Bond, 0.00%, 8/8/12	TRY	2,450,000	1,500,015
Turkey Government Bond, 8.00%, 10/9/13	TRY	3,075,000	2,165,084
Turkey Government Bond, 10.00%, 1/9/13	TRY	8,595,000	6,293,372
Turkey Government Bond, 10.00%, 4/10/13	TRY	2,425,000	1,782,802
Turkey Government Bond, 10.00%, 6/17/15	TRY	7,800,000	5,842,922
Turkey Government Bond, 10.50%, 1/15/20	TRY	1,940,000	1,539,273
Turkey Government Bond, 11.00%, 8/6/14	TRY	2,506,000	1,939,318
Turkey Government Bond, 14.00%, 9/26/12	TRY	1,790,000	1,386,475
Turkey Government Bond, 16.00%, 3/7/12	TRY	1,270,000	981,044
Turkey Government Bond, 16.00%, 8/28/13	TRY	1,330,000	1,124,392

Total Turkey (identified cost $35,809,868)			$36,804,985

Uruguay — 0.2%

Republic of Uruguay, 5.00%, 9/14/18(2)	UYU	14,028,028	$815,495

Total Uruguay (identified cost $602,616)			$815,495

Total Foreign Government Bonds (identified cost $229,109,025)			$245,188,980

Collateralized Mortgage Obligations — 1.4%

		Principal
Security		Amount	Value

Federal National Mortgage Association: Series 2001-56, Class KZ, 6.50%, 10/25/31		$5,031,532	$5,684,080

Total Collateralized Mortgage Obligations
(identified cost $5,691,920)			$5,684,080

Mortgage Pass-Throughs — 8.1%

		Principal
Security		Amount	Value

Federal Home Loan Mortgage Corp.:
6.50%, with maturity at 2024		$4,966,528	$5,666,759

See notes to consolidated financial statements

17

Emerging Markets Local Income Portfolio as of October 31, 2010

CONSOLIDATED PORTFOLIO OF INVESTMENTS CONT’D

	Principal
Security	Amount	Value

Federal Home Loan Mortgage Corp. (continued)
7.00%, with maturity at 2032	$3,562,427	$4,175,999
7.50%, with maturity at 2034	771,507	909,369

		$10,752,127

Federal National Mortgage Association:
3.003%, with maturity at 2035(6)	$1,728,958	$1,796,367
4.49%, with maturity at 2035(6)	1,504,955	1,609,914
5.00%, with maturity at 2017	8,014,318	8,593,096
6.00%, with maturity at 2032	1,133,710	1,250,204
6.50%, with various maturities to 2033	3,869,383	4,334,820
7.00%, with various maturities to 2033	2,191,665	2,542,031
8.50%, with maturity at 2032	1,236,712	1,485,171

		$21,611,603

Total Mortgage Pass-Throughs
(identified cost $31,253,036)		$32,363,730

U.S. Government Agency Obligations — 2.0%

	Principal
Security	Amount	Value

Federal Home Loan Bank:
4.50%, 9/13/19	$4,000,000	$4,568,652
5.25%, 12/9/22	2,700,000	3,230,253

Total U.S. Government Agency Obligations
(identified cost $7,849,720)		$7,798,905

U.S. Treasury Obligations — 2.6%

	Principal
Security	Amount	Value

U.S. Treasury Bond, 7.625%, 2/15/25	$1,200,000	$1,809,187
U.S. Treasury Note, 3.375%, 6/30/13(9)	8,120,000	8,760,083

Total U.S. Treasury Obligations
(identified cost $10,196,277)		$10,569,270

Precious Metals — 0.7%

	Troy
Description	Ounces	Value

Gold	2,018	$2,740,335

Total Precious Metals
(identified cost $2,711,186)		$2,740,335

Currency Options Purchased — 0.1%

	Principal Amount of
	Contracts		Strike		Expiration
Description	(000’s omitted)		Price		Date	Value

Euro Put Option	EUR	5,600	EUR	1.22	5/11/11	$62,174
Euro Put Option	EUR	6,566	EUR	1.17	5/3/12	182,981

Total Currency Options Purchased (identified cost $591,330)						$245,155

Put Options Purchased — 0.1%

	Number of
	Contracts	Strike		Expiration
Description	(000’s omitted)	Price		Date	Value

KOSPI 200 Index	28,650	KRW	205.00	10/13/11	$167,415
KOSPI 200 Index	28,650	KRW	200.00	10/11/12	316,345

Total Put Options Purchased (identified cost $505,987)					$483,760

Short-Term Investments — 23.8%
Foreign Government Securities — 16.4%

		Principal
		Amount
Security		(000’s omitted)	Value

Brazil — 3.1%

Letras Do Tesouro Nacional, 0.00%, 1/1/11	BRL	21,170	$12,229,731

Total Brazil (identified cost $12,218,535)			$12,229,731

Croatia — 2.6%

Croatia Treasury Bill, 0.00%, 3/31/11	EUR	440	$608,375
Croatia Treasury Bill, 0.00%, 4/7/11	EUR	525	725,522
Croatia Treasury Bill, 0.00%, 5/5/11	EUR	341	470,166
Croatia Treasury Bill, 0.00%, 6/2/11	EUR	700	962,647
Croatia Treasury Bill, 0.00%, 6/16/11	EUR	819	1,124,701
Croatia Treasury Bill, 0.00%, 8/25/11	EUR	307	418,151
Croatia Treasury Bill, 0.00%, 9/8/11	EUR	592	804,830
Croatia Treasury Bill, 0.00%, 9/15/11	EUR	3,467	4,708,935
Croatia Treasury Bill, 0.00%, 9/22/11	EUR	540	732,715

Total Croatia (identified cost $9,733,322)			$10,556,042

See notes to consolidated financial statements

18

Emerging Markets Local Income Portfolio as of October 31, 2010

CONSOLIDATED PORTFOLIO OF INVESTMENTS CONT’D

		Principal
		Amount
Security		(000’s omitted)	Value

Egypt — 4.0%

Egypt Treasury Bill, 0.00%, 11/2/10	EGP	4,150	$718,380
Egypt Treasury Bill, 0.00%, 11/9/10	EGP	3,775	652,335
Egypt Treasury Bill, 0.00%, 11/23/10	EGP	6,950	1,197,004
Egypt Treasury Bill, 0.00%, 12/7/10	EGP	400	68,652
Egypt Treasury Bill, 0.00%, 12/14/10	EGP	350	59,952
Egypt Treasury Bill, 0.00%, 12/21/10	EGP	9,200	1,573,065
Egypt Treasury Bill, 0.00%, 12/28/10	EGP	10,350	1,766,512
Egypt Treasury Bill, 0.00%, 1/25/11	EGP	6,750	1,143,666
Egypt Treasury Bill, 0.00%, 2/8/11	EGP	350	59,081
Egypt Treasury Bill, 0.00%, 2/15/11	EGP	6,200	1,044,654
Egypt Treasury Bill, 0.00%, 3/1/11	EGP	3,250	545,568
Egypt Treasury Bill, 0.00%, 3/22/11	EGP	550	91,803
Egypt Treasury Bill, 0.00%, 3/29/11	EGP	6,450	1,074,538
Egypt Treasury Bill, 0.00%, 4/5/11	EGP	12,050	2,003,485
Egypt Treasury Bill, 0.00%, 4/12/11	EGP	4,525	750,869
Egypt Treasury Bill, 0.00%, 4/19/11	EGP	11,850	1,961,378
Egypt Treasury Bill, 0.00%, 5/3/11	EGP	1,525	251,579
Egypt Treasury Bill, 0.00%, 6/7/11	EGP	400	65,348
Egypt Treasury Bill, 0.00%, 6/21/11	EGP	300	48,819
Egypt Treasury Bill, 0.00%, 7/12/11	EGP	1,975	319,371
Egypt Treasury Bill, 0.00%, 8/9/11	EGP	4,700	754,029

Total Egypt (identified cost $16,382,933)			$16,150,088

Iceland — 0.0%(3)

Iceland Treasury Bill, 0.00%, 11/15/10	ISK	12,500	$95,018
Iceland Treasury Bill, 0.00%, 2/15/11	ISK	3,129	23,555
Iceland Treasury Note, 13.75%, 12/10/10	ISK	7,200	55,459

Total Iceland (identified cost $158,354)			$174,032

Israel — 1.8%

Israeli Treasury Bill, 0.00%, 12/1/10	ILS	3,337	$916,241
Israeli Treasury Bill, 0.00%, 3/2/11	ILS	5,394	1,473,317
Israeli Treasury Bill, 0.00%, 4/6/11	ILS	9,766	2,661,843
Israeli Treasury Bill, 0.00%, 5/4/11	ILS	4,556	1,239,412
Israeli Treasury Bill, 0.00%, 6/1/11	ILS	1,200	325,787
Israeli Treasury Bill, 0.00%, 7/6/11	ILS	1,746	473,060

Total Israel (identified cost $6,885,775)			$7,089,660

Lebanon — 2.0%

Lebanon Treasury Bill, 0.00%, 11/4/10	LBP	211,560	$140,859
Lebanon Treasury Bill, 0.00%, 11/18/10	LBP	102,400	68,078
Lebanon Treasury Bill, 0.00%, 12/9/10	LBP	184,060	122,089
Lebanon Treasury Bill, 0.00%, 12/16/10	LBP	100,000	66,280
Lebanon Treasury Bill, 0.00%, 12/23/10	LBP	457,440	302,956
Lebanon Treasury Bill, 0.00%, 12/30/10	LBP	182,940	121,063
Lebanon Treasury Bill, 0.00%, 1/6/11	LBP	175,980	116,365
Lebanon Treasury Bill, 0.00%, 1/20/11	LBP	120,400	79,485
Lebanon Treasury Bill, 0.00%, 2/3/11	LBP	239,940	158,141
Lebanon Treasury Bill, 0.00%, 2/17/11	LBP	633,470	416,816
Lebanon Treasury Bill, 0.00%, 3/31/11	LBP	1,370,150	896,887
Lebanon Treasury Bill, 0.00%, 4/14/11	LBP	2,215,440	1,447,622
Lebanon Treasury Bill, 0.00%, 6/30/11	LBP	386,000	249,632
Lebanon Treasury Bill, 0.00%, 8/11/11	LBP	72,000	46,286
Lebanon Treasury Bill, 0.00%, 9/22/11	LBP	192,250	122,825
Lebanon Treasury Bill, 0.00%, 10/6/11	LBP	3,479,130	2,218,021
Lebanon Treasury Note, 4.58%, 7/28/11	LBP	1,727,060	1,149,910
Lebanon Treasury Note, 9.32%, 12/2/10	LBP	113,860	76,177

Total Lebanon (identified cost $7,761,745)			$7,799,492

Malaysia — 0.7%

Malaysia Treasury Bill, 0.00%, 12/30/10	MYR	5,480	$1,752,772
Malaysia Treasury Bill, 0.00%, 1/4/11	MYR	3,498	1,118,393

Total Malaysia (identified cost $2,880,549)			$2,871,165

Romania — 0.1%

Romania Government Bond, 4.25%, 11/29/10	EUR	300	$418,296

Total Romania (identified cost $389,921)			$418,296

South Korea — 0.5%

Korea Monetary Stabilization Bond, 0.00%, 11/9/10	KRW	399,640	$354,985
Korea Monetary Stabilization Bond, 0.00%, 11/26/10	KRW	177,120	157,168
Korea Monetary Stabilization Bond, 0.00%, 12/24/10	KRW	236,640	209,616
Korea Monetary Stabilization Bond, 3.07%, 1/28/11	KRW	1,607,400	1,430,588

Total South Korea
(identified cost $2,136,627)			$2,152,357

Sri Lanka — 0.5%

Sri Lanka Treasury Bill, 0.00%, 11/5/10	LKR	51,060	$456,814
Sri Lanka Treasury Bill, 0.00%, 3/11/11	LKR	15,980	139,568

See notes to consolidated financial statements

19

Emerging Markets Local Income Portfolio as of October 31, 2010

CONSOLIDATED PORTFOLIO OF INVESTMENTS CONT’D

		Principal
		Amount
Security		(000’s omitted)	Value

Sri Lanka (continued)

Sri Lanka Treasury Bill, 0.00%, 3/18/11	LKR	9,720	$84,779
Sri Lanka Treasury Bill, 0.00%, 3/25/11	LKR	14,370	125,169
Sri Lanka Treasury Bill, 0.00%, 4/29/11	LKR	50,400	436,054
Sri Lanka Treasury Bill, 0.00%, 7/15/11	LKR	60,920	519,203
Sri Lanka Treasury Bill, 0.00%, 8/5/11	LKR	22,030	186,998

Total Sri Lanka (identified cost $1,916,030)			$1,948,585

Uruguay — 1.1%

Uruguay Treasury Bill, 0.00%, 11/3/10	UYU	6,200	$308,202
Uruguay Treasury Bill, 0.00%, 11/17/10	UYU	5,000	247,940
Uruguay Treasury Bill, 0.00%, 11/23/10	UYU	18,700	926,255
Uruguay Treasury Bill, 0.00%, 12/21/10	UYU	8,310	409,282
Uruguay Treasury Bill, 0.00%, 1/20/11	UYU	11,800	577,272
Uruguay Treasury Bill, 0.00%, 2/10/11	UYU	6,235	303,458
Uruguay Treasury Bill, 0.00%, 4/13/11	UYU	12,435	597,134
Uruguay Treasury Bill, 0.00%, 8/11/11	UYU	12,355	576,800
Uruguay Treasury Bill, 0.00%, 9/16/11	UYU	6,200	286,900

Total Uruguay (identified cost $4,232,696)			$4,233,243

Zambia — 0.0%(3)

Zambia Treasury Bill, 0.00%, 1/31/11	ZMK	297,000	$63,309

Total Zambia
(identified cost $63,255)			$63,309

Total Foreign Government Securities (identified cost $64,759,742)			$65,686,000

Other Securities — 7.4%

		Interest
Description		(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.22%(7)(8)		$29,852	$29,852,252

Total Other Securities
(identified cost $29,852,252)			$29,852,252

Total Short-Term Investments
(identified cost $94,611,994)			$95,538,252

Total Investments — 100.0%
(identified cost $382,520,475)			$400,612,467

Other Assets, Less Liabilities — 0.0%(3)			$35,403

Net Assets — 100.0%			$400,647,870

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

BRL - Brazilian Real

CLP - Chilean Peso

COP - Colombian Peso

CRC - Costa Rican Colon

DOP - Dominican Peso

EGP - Egyptian Pound

EUR - Euro

HUF - Hungarian Forint

IDR - Indonesian Rupiah

ILS - Israeli Shekel

ISK - Icelandic Krona

KRW - South Korean Won

LBP - Lebanese Pound

LKR - Sri Lankan Rupee

MXN - Mexican Peso

MYR - Malaysian Ringgit

PEN - Peruvian New Sol

PHP - Philippine Peso

PLN - Polish Zloty

THB - Thailand Baht

TRY - New Turkish Lira

TWD - New Taiwan Dollar

USD - United States Dollar

UYU - Uruguayan Peso

ZAR - South African Rand

ZMK - Zambian Kwacha

(1)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2010, the aggregate value of these securities is $3,179,702 or 0.8% of the Portfolio’s net assets.

See notes to consolidated financial statements

20

Emerging Markets Local Income Portfolio as of October 31, 2010

CONSOLIDATED PORTFOLIO OF INVESTMENTS CONT’D

(2)	Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(3)	Amount is less than 0.05%.

(4)	Security represents a structured security whose market value and interest rate are linked to the performance of the underlying security.

(5)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(6)	Adjustable rate mortgage security. Rate shown is the rate at October 31, 2010.

(7)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2010.

(8)	Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio, an affiliated investment company, for the year ended October 31, 2010 was $18,349 and $0, respectively.

(9)	Security (or a portion thereof) has been pledged to cover collateral requirements on open financial contracts.

See notes to consolidated financial statements

21

Emerging Markets Local Income Portfolio as of October 31, 2010

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities

As of October 31, 2010

Assets

Unaffiliated investments, at value (identified cost, $352,668,223)	$370,760,215
Affiliated investment, at value (identified cost, $29,852,252)	29,852,252
Cash	78,636
Cash collateral on deposit at broker	162,973
Foreign currency, at value (identified cost, $536,017)	536,722
Interest and dividends receivable	4,874,972
Interest receivable from affiliated investment	4,573
Receivable for investments sold	60,050
Receivable for variation margin on open financial futures contracts	40,097
Receivable for open forward foreign currency exchange contracts	1,711,810
Receivable for closed forward foreign currency exchange contracts	116,650
Receivable for open swap contracts	1,797,725
Receivable for closed swap contracts	51,439
Receivable for closed options	82,490
Premium paid on open swap contracts	2,172,858

Total assets	$412,303,462

Liabilities

Payable for investments purchased	$7,195,319
Payable for open forward foreign currency exchange contracts	2,266,978
Payable for closed forward foreign currency exchange contracts	403,798
Payable for open swap contracts	1,136,331
Premium received on open swap contracts	84,853
Payable to affiliates:
Investment adviser fee	188,359
Trustees’ fees	546
Accrued expenses	379,408

Total liabilities	$11,655,592

Net Assets applicable to investors’ interest in Portfolio	$400,647,870

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$382,371,235
Net unrealized appreciation	18,276,635

Total	$400,647,870

Consolidated Statement of Operations

For the Year Ended
October 31, 2010

Investment Income

Interest (net of foreign taxes, $479,298)	$10,479,015
Dividends (net of foreign taxes, $340)	3,057
Interest allocated from affiliated investments	21,133
Expenses allocated from affiliated investments	(2,784)

Total investment income	$10,500,421

Expenses

Investment adviser fee	$1,090,466
Trustees’ fees and expenses	5,708
Custodian fee	356,323
Legal and accounting services	88,151
Miscellaneous	19,529

Total expenses	$1,560,177

Deduct —
Reduction of custodian fee	$25

Total expense reductions	$25

Net expenses	$1,560,152

Net investment income	$8,940,269

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$2,560,788
Investment transactions allocated from affiliated investments	(10,806)
Financial futures contracts	2,553
Swap contracts	(387,968)
Written options	21,790
Foreign currency and forward foreign currency exchange contract transactions	4,219,181

Net realized gain	$6,405,538

Change in unrealized appreciation (depreciation) —
Investments	$13,360,696
Financial futures contracts	4,278
Swap contracts	720,709
Written options	(12,895)
Foreign currency and forward foreign currency exchange contracts	226,281

Net change in unrealized appreciation (depreciation)	$14,299,069

Net realized and unrealized gain	$20,704,607

Net increase in net assets from operations	$29,644,876

See notes to consolidated financial statements

22

Emerging Markets Local Income Portfolio as of October 31, 2010

CONSOLIDATED FINANCIAL STATEMENTS CONT’D

Consolidated Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2010	October 31, 2009

From operations —
Net investment income	$8,940,269	$4,569,753
Net realized gain from investment transactions, financial futures contracts, swap contracts, written options, and foreign currency and forward foreign currency exchange contract transactions	6,405,538	4,935,494
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, swap contracts, written options, foreign currency and forward foreign currency exchange contracts	14,299,069	12,367,756

Net increase in net assets from operations	$29,644,876	$21,873,003

Capital transactions —
Contributions	$270,094,823	$34,727,341
Withdrawals	(15,131,692)	(1,397,348)

Net increase in net assets from capital transactions	$254,963,131	$33,329,993

Net increase in net assets	$284,608,007	$55,202,996

Net Assets

At beginning of year	$116,039,863	$60,836,867

At end of year	$400,647,870	$116,039,863

See notes to consolidated financial statements

23

Emerging Markets Local Income Portfolio as of October 31, 2010

CONSOLIDATED FINANCIAL STATEMENTS CONT’D

Consolidated Supplementary Data

	Year Ended October 31,
				Period Ended
	2010	2009	2008	October 31, 2007(1)

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(2)	0.93%	0.91%	0.96%	1.13	%(3)
Net investment income	5.30%	5.70%	5.51%	5.25	%(3)
Portfolio Turnover	17%	26%	38%	2	%(4)

Total Return	19.03%	30.48%	(13.13)%	10.48	%(4)

Net assets, end of year (000’s omitted)	$400,648	$116,040	$60,837	$55,813

(1)	For the period from the start of business, June 27, 2007, to October 31, 2007.

(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(3)	Annualized.

(4)	Not annualized.

See notes to consolidated financial statements

24

Emerging Markets Local Income Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1   Significant Accounting Policies

Emerging Markets Local Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. Total return is defined as income plus capital appreciation. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2010, Eaton Vance Emerging Markets Local Income Fund, Eaton Vance Strategic Income Fund and Eaton Vance International (Cayman Islands) Strategic Income Fund held an interest of 61.9%, 33.0% and 5.1%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance EMLIP Commodity Subsidiary, Ltd. (Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2010 were $2,796,165 or 0.7% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary, which commenced operations in May 2010. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned mortgage-backed securities) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Most seasoned, fixed rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term debt securities purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Precious metals are valued at the New York Composite mean quotation reported by Bloomberg at the valuation time. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Interest rate swaps and options on interest rate swaps (“swaptions”) are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Alternatively, swaptions may be valued at the valuation provided by the counterparty, so determined using the same techniques as those employed by the pricing service. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value

25

Emerging Markets Local Income Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases

26

Emerging Markets Local Income Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial Futures Contracts — The Portfolio may enter into financial futures contracts. The Portfolio’s investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Portfolio enters into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contract is adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contract has been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment

27

Emerging Markets Local Income Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

M  Interest Rate Swaps — Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

N  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

O  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no benefits from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up-front payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

P  Total Return Swaps — In a total return swap, the Portfolio makes payments at a rate equal to a predetermined spread to the one or three-month LIBOR. In exchange, the Portfolio receives payments based on the rate of return of a benchmark industry index or basket of securities. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The value of the swap is determined by changes

28

Emerging Markets Local Income Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

in the relationship between the rate of interest and the benchmark industry index or basket of securities. The Portfolio is exposed to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates, securities, or the index.

Q  Repurchase Agreements — The Portfolio may enter into repurchase agreements with banks and broker-dealers determined to be creditworthy by the Portfolio’s investment adviser. Under a repurchase agreement, the Portfolio buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price for settlement at a later date. At the time the Portfolio enters into a repurchase agreement, it typically receives collateral at least equal to the repurchase price. The value of the collateral will be marked to market daily and, except in the case of a repurchase agreement entered to facilitate a short sale, the value of such collateral will at least equal 90% of such repurchase price. The terms of a repurchase agreement entered into to facilitate a short sale may provide that the value of collateral received by the Portfolio is less than the repurchase price. In such a case, the Portfolio will segregate liquid assets equal to the marked to market value of its obligation to the counterparty to the repurchase agreement. In the event of bankruptcy of the counterparty or a third party custodian, the Portfolio might experience delays in recovering its cash or experience a loss.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 0.650% of its respective average daily net assets up to $1 billion, 0.625% from $1 billion up to $2 billion, 0.600% from $2 billion up to $5 billion, and 0.575% of average daily net assets of $5 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. Prior to its liquidation in February 2010, the portion of the adviser fee payable by Cash Management Portfolio, an affiliated investment company, on the Portfolio’s investment of cash therein was credited against the Portfolio’s investment adviser fee. The Portfolio currently invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2010, the Portfolio’s investment adviser fee totaled $1,091,887 of which $1,421 was allocated from Cash Management Portfolio and $1,090,466 was paid or accrued directly by the Portfolio. For the year ended October 31, 2010, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management Portfolio, was 0.65% of the Portfolio’s consolidated average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, for the year ended October 31, 2010 were as follows:

Purchases

Investments (non-U.S. Government)	$177,102,972
U.S. Government and Agency Securities	39,921,053

$217,024,025

Sales

Investments (non-U.S. Government)	$19,054,910
U.S. Government and Agency Securities	4,595,747

$23,650,657

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$383,654,845

Gross unrealized appreciation	$19,041,759
Gross unrealized depreciation	(2,084,137)

Net unrealized appreciation	$16,957,622

29

Emerging Markets Local Income Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

The net unrealized depreciation on financial futures contracts, swaps contracts, foreign currency and forward foreign currency exchange contracts at October 31, 2010 on a federal income tax basis was $19,604.

5   Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options, forward foreign currency exchange contracts, financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2010 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

				Net Unrealized
Settlement				Appreciation
Date	Deliver	In Exchange For	Counterparty	(Depreciation)

11/1/10	Czech Koruna 53,630,000	Euro 2,176,277	Barclays Bank PLC	$(1,600)
11/2/10	Chilean Peso 85,604,397	United States Dollar 172,642	Citigroup Global Markets	(2,365)
11/4/10	Sri Lankan Rupee 51,060,000	United States Dollar 438,095	HSBC Bank USA	(19,168)
11/10/10	Euro 3,540,000	United States Dollar 4,949,968	Standard Chartered Bank	23,458
11/22/10	Euro 183,606	United States Dollar 256,024	Goldman Sachs, Inc.	541
11/24/10	Euro 1,003,000	United States Dollar 1,393,684	HSBC Bank USA	(1,932)
11/24/10	Euro 987,000	United States Dollar 1,371,463	Standard Chartered Bank	(1,889)
11/29/10	Euro 312,750	United States Dollar 404,395	Deutsche Bank	(30,752)
12/1/10	Euro	United States Dollar
	728,434	1,004,845	Deutsche Bank	(8,644)
12/1/10	Israeli Shekel 1,537,000	United States Dollar 402,620	Deutsche Bank	(19,965)
12/2/10	New Zealand Dollar 2,084,907	Australian Dollar 1,600,000	Citigroup Global Markets	(23,913)
12/2/10	New Zealand Dollar 2,168,224	Australian Dollar 1,710,900	Credit Suisse	20,968
3/2/11	Israeli Shekel 2,294,000	United States Dollar 606,959	Credit Suisse	(22,968)
3/2/11	Israeli Shekel 3,100,000	United States Dollar 812,475	Deutsche Bank	(38,777)
3/11/11	Sri Lankan Rupee 15,980,000	United States Dollar 131,523	HSBC Bank USA	(11,042)
3/18/11	Sri Lankan Rupee 9,720,000	United States Dollar 79,869	HSBC Bank USA	(6,831)
3/25/11	Sri Lankan Rupee 14,370,000	United States Dollar 118,711	Standard Chartered Bank	(9,441)
3/31/11	Euro 440,000	United States Dollar 593,472	HSBC Bank USA	(17,551)
4/6/11	Israeli Shekel 2,443,000	United States Dollar 656,315	Barclays Bank PLC	(14,046)
4/6/11	Israeli Shekel 2,440,000	United States Dollar 655,385	Citigroup Global Markets	(14,152)
4/6/11	Israeli Shekel 4,883,000	United States Dollar 1,312,282	Deutsche Bank	(27,616)
4/7/11	Euro 525,000	United States Dollar 703,432	HSBC Bank USA	(25,541)
4/29/11	Sri Lankan Rupee 50,400,000	United States Dollar 447,403	Standard Chartered Bank	(1,631)
5/4/11	Israeli Shekel 1,696,000	United States Dollar 454,022	Barclays Bank PLC	(11,093)
5/4/11	Israeli Shekel 2,860,000	United States Dollar 760,032	Citigroup Global Markets	(24,302)
5/5/11	Euro 341,000	United States Dollar 446,846	HSBC Bank USA	(26,404)
6/2/11	Euro 700,000	United States Dollar 856,310	HSBC Bank USA	(114,660)
6/16/11	Euro 819,000	United States Dollar 1,009,999	Citigroup Global Markets	(125,737)
7/6/11	Israeli Shekel 1,746,000	United States Dollar 472,467	Deutsche Bank	(5,710)
7/15/11	Sri Lankan Rupee 60,920,000	United States Dollar 512,665	HSBC Bank USA	(28,598)
8/5/11	Sri Lankan Rupee 22,030,000	United States Dollar 189,505	HSBC Bank USA	(6,078)
8/25/11	Euro 307,000	United States Dollar 386,851	Deutsche Bank	(38,310)
9/8/11	Euro 592,000	United States Dollar 751,745	Citigroup Global Markets	(67,883)
9/15/11	Euro 3,467,000	United States Dollar 4,502,038	Deutsche Bank	(297,393)
9/22/11	Euro 540,000	United States Dollar 707,697	Goldman Sachs, Inc.	(39,732)

				$(1,040,757)

30

Emerging Markets Local Income Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

Forward Foreign Currency Exchange Contracts (continued)

Purchases

				Net Unrealized
Settlement				Appreciation
Date	In Exchange For	Deliver	Counterparty	(Depreciation)

11/1/10	Czech Koruna 30,600,000	Euro 1,248,759	Citigroup Global Markets	$(8,867)
11/1/10	Czech Koruna 23,030,000	Euro 941,474	Goldman Sachs, Inc.	(8,956)
11/1/10	Euro 4,288,475	United States Dollar 6,031,779	JPMorgan Chase Bank	(63,079)
11/1/10	New Turkish Lira 2,151,468	United States Dollar 1,494,075	JPMorgan Chase Bank	5,885
11/2/10	Ukrainian Hryvnia 1,276,800	United States Dollar 160,311	Barclays Bank PLC	292
11/2/10	Ukrainian Hryvnia 1,115,800	United States Dollar 139,956	Deutsche Bank	396
11/3/10	Russian Ruble 7,000,000	United States Dollar 229,542	Goldman Sachs, Inc.	(2,634)
11/4/10	Chilean Peso 156,300,000	United States Dollar 322,468	Credit Suisse	(2,959)
11/4/10	Chilean Peso 163,700,000	United States Dollar 337,700	Standard Chartered Bank	(3,064)
11/4/10	Czech Koruna 25,900,000	Euro 1,053,831	Barclays Bank PLC	(3,159)
11/4/10	Polish Zloty 5,282,000	Euro 1,322,120	Barclays Bank PLC	12,956
11/4/10	Polish Zloty 4,200,000	Euro 1,061,850	Citigroup Global Markets	(4,399)
11/4/10	Polish Zloty 4,040,000	Euro 1,016,647	Credit Suisse	2,382
11/4/10	Polish Zloty 4,560,000	Euro 1,161,516	Goldman Sachs, Inc.	(16,814)
11/4/10	Qatari Rial 2,390,000	United States Dollar 656,431	Deutsche Bank	371
11/4/10	South African Rand 29,700,000	United States Dollar 4,234,388	Bank of America	4,121
11/4/10	Ukrainian Hryvnia 5,100,000	United States Dollar 639,098	HSBC Bank USA	2,062
11/8/10	Colombian Peso 1,600,000,000	United States Dollar 890,695	Bank of America	(20,842)
11/8/10	Czech Koruna 13,900,000	Euro 567,950	Bank of America	(5,011)
11/8/10	Czech Koruna 13,900,000	Euro 568,879	Barclays Bank PLC	(6,305)
11/8/10	Czech Koruna 13,900,000	Euro 568,626	Deutsche Bank	(5,952)
11/8/10	Czech Koruna 13,900,000	Euro 567,950	HSBC Bank USA	(5,011)
11/8/10	Indian Rupee 50,040,000	United States Dollar 1,062,195	Goldman Sachs, Inc.	63,261
11/8/10	Malaysian Ringgit 1,600,000	United States Dollar 515,066	Barclays Bank PLC	(679)
11/8/10	Malaysian Ringgit 3,670,000	United States Dollar 1,181,470	Credit Suisse	(1,595)
11/8/10	Malaysian Ringgit 1,600,000	United States Dollar 515,049	Deutsche Bank	(662)
11/8/10	Polish Zloty 14,360,000	Euro 3,620,225	Goldman Sachs, Inc.	(1,917)
11/8/10	Thai Baht 572,025,000	United States Dollar 18,921,176	Barclays Bank PLC	156,117
11/8/10	Thai Baht 36,300,000	United States Dollar 1,208,590	Barclays Bank PLC	2,031
11/8/10	Thai Baht 51,500,000	United States Dollar 1,713,468	Citigroup Global Markets	4,080
11/8/10	Thai Baht 28,300,000	United States Dollar 942,203	Citigroup Global Markets	1,615
11/8/10	Thai Baht 35,500,000	United States Dollar 1,188,086	Citigroup Global Markets	(4,145)
11/8/10	Thai Baht 51,000,000	United States Dollar 1,707,113	Citigroup Global Markets	(6,240)
11/10/10	Polish Zloty 44,960,720	United States Dollar 15,695,835	Citigroup Global Markets	70,599
11/10/10	Polish Zloty 5,700,000	United States Dollar 2,004,742	Goldman Sachs, Inc.	(5,915)
11/10/10	Polish Zloty 5,470,000	United States Dollar 1,958,743	Goldman Sachs, Inc.	(40,571)
11/10/10	Qatari Rial 3,635,000	United States Dollar 998,489	Deutsche Bank	378
11/10/10	Russian Ruble 7,000,000	United States Dollar 231,183	Deutsche Bank	(4,392)
11/10/10	Russian Ruble 47,900,000	United States Dollar 1,588,723	Deutsche Bank	(37,785)
11/10/10	Russian Ruble 58,720,000	United States Dollar 1,914,262	HSBC Bank USA	(11,804)
11/10/10	Russian Ruble 51,000,000	United States Dollar 1,672,131	HSBC Bank USA	(19,792)
11/10/10	Russian Ruble 549,571,000	United States Dollar 18,377,774	HSBC Bank USA	(572,329)
11/10/10	South African Rand 44,903,257	United States Dollar 6,095,023	Bank of America	307,179
11/12/10	Indian Rupee 18,000,000	United States Dollar 404,949	Deutsche Bank	(334)
11/12/10	Indonesian Rupiah 19,577,000,000	United States Dollar 2,192,273	Credit Suisse	(3,268)
11/12/10	Indonesian Rupiah 10,748,000,000	United States Dollar 1,191,574	Deutsche Bank	10,215
11/12/10	Malaysian Ringgit 8,100,000	United States Dollar 2,613,072	Credit Suisse	(8,431)
11/12/10	Malaysian Ringgit 3,400,000	United States Dollar 1,095,784	Deutsche Bank	(2,478)
11/12/10	New Turkish Lira 6,437,043	United States Dollar 4,558,812	HSBC Bank USA	(79,543)
11/12/10	Polish Zloty 18,477,883	Euro 4,638,838	Bank of America	23,162
11/12/10	Polish Zloty 4,120,000	Euro 1,046,772	Goldman Sachs, Inc.	(12,167)
11/12/10	South Korean Won 592,280,000	United States Dollar 528,387	Credit Suisse	(2,228)

31

Emerging Markets Local Income Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

Forward Foreign Currency Exchange Contracts (continued)

Purchases

				Net Unrealized
Settlement				Appreciation
Date	In Exchange For	Deliver	Counterparty	(Depreciation)

11/12/10	South Korean Won 758,320,000	United States Dollar 676,528	JPMorgan Chase Bank	$(2,865)
11/15/10	Hungarian Forint 268,200,000	Euro 972,510	Goldman Sachs, Inc.	18,822
11/15/10	Hungarian Forint 253,570,000	Euro 925,110	Goldman Sachs, Inc.	9,934
11/15/10	Hungarian Forint 278,000,000	United States Dollar 1,410,709	Goldman Sachs, Inc.	11,585
11/15/10	Indonesian Rupiah 4,689,000,000	United States Dollar 516,694	Goldman Sachs, Inc.	7,504
11/15/10	Malaysian Ringgit 5,300,000	United States Dollar 1,709,126	Barclays Bank PLC	(4,581)
11/15/10	Malaysian Ringgit 1,420,000	United States Dollar 454,516	Goldman Sachs, Inc.	2,173
11/15/10	New Turkish Lira 9,022,570	United States Dollar 5,886,716	Bank of America	388,469
11/15/10	Polish Zloty 5,480,000	Euro 1,386,254	Credit Suisse	(8,100)
11/16/10	Euro 4,288,476	United States Dollar 5,966,406	Bank of America	1,314
11/18/10	Ukrainian Hryvnia 2,243,495	United States Dollar 280,700	Credit Suisse	275
11/18/10	Ukrainian Hryvnia 2,076,202	United States Dollar 259,850	Deutsche Bank	174
11/18/10	Ukrainian Hryvnia 2,745,000	United States Dollar 343,340	HSBC Bank USA	444
11/19/10	Indian Rupee 42,483,000	United States Dollar 958,119	Barclays Bank PLC	(4,085)
11/19/10	Indonesian Rupiah 3,780,000,000	United States Dollar 423,435	Citigroup Global Markets	(966)
11/19/10	Norwegian Krone 7,300,000	Euro 896,575	Goldman Sachs, Inc.	(2,238)
11/19/10	Norwegian Krone 14,131,882	Euro 1,742,016	Goldman Sachs, Inc.	(13,184)
11/19/10	Swedish Krona 12,810,000	Euro 1,382,850	Citigroup Global Markets	(7,477)
11/19/10	Swedish Krona 8,300,000	Euro 894,027	Deutsche Bank	(2,110)
11/22/10	Malaysian Ringgit 9,750,000	United States Dollar 3,146,785	Citigroup Global Markets	(9,888)
11/22/10	Malaysian Ringgit 7,600,000	United States Dollar 2,443,259	Credit Suisse	1,913
11/22/10	Thai Baht 74,400,000	United States Dollar 2,488,544	Barclays Bank PLC	(8,158)
11/22/10	Thai Baht 41,900,000	United States Dollar 1,400,869	Citigroup Global Markets	(3,985)
11/23/10	Czech Koruna 13,900,000	Euro 568,019	Credit Suisse	(5,120)
11/23/10	Czech Koruna 15,720,000	Euro 641,083	Goldman Sachs, Inc.	(3,969)
11/24/10	Malaysian Ringgit 4,195,000	United States Dollar 1,353,357	Bank of America	(3,542)
11/24/10	Malaysian Ringgit 4,300,000	United States Dollar 1,380,550	Deutsche Bank	3,050
11/26/10	Indian Rupee 1,500,000	United States Dollar 33,610	Barclays Bank PLC	43
11/26/10	Indian Rupee 1,500,000	United States Dollar 33,610	Citigroup Global Markets	43
11/26/10	Indian Rupee 2,345,000	United States Dollar 52,543	Deutsche Bank	67
11/26/10	Indian Rupee 2,345,000	United States Dollar 52,543	Standard Chartered Bank	67
11/26/10	Indonesian Rupiah 1,202,800,000	United States Dollar 134,391	Credit Suisse	(23)
11/29/10	Indian Rupee 34,600,000	United States Dollar 774,049	Barclays Bank PLC	1,883
11/29/10	Indian Rupee 34,600,000	United States Dollar 774,222	Deutsche Bank	1,710
11/30/10	Colombian Peso 3,761,325,000	United States Dollar 2,036,231	Credit Suisse	8,196
11/30/10	Israeli Shekel 1,770,000	United States Dollar 483,527	Bank of America	3,126
11/30/10	Israeli Shekel 5,000,000	United States Dollar 1,380,987	Bank of America	(6,260)
11/30/10	Israeli Shekel 9,251,067	United States Dollar 2,510,875	Deutsche Bank	32,663
11/30/10	Mexican Peso 356,228,684	United States Dollar 28,498,295	HSBC Bank USA	299,381
11/30/10	Polish Zloty 8,676,000	Euro 2,171,823	Deutsche Bank	16,341
11/30/10	Polish Zloty 2,800,000	Euro 714,046	Goldman Sachs, Inc.	(13,002)
12/1/10	Israeli Shekel 5,902,000	United States Dollar 1,639,968	Bank of America	(17,266)
12/1/10	Qatari Rial 5,920,000	United States Dollar 1,625,972	Citigroup Global Markets	356
12/2/10	Brazilian Real 4,700,000	United States Dollar 2,745,327	Citigroup Global Markets	1,944
12/2/10	Brazilian Real 21,700,000	United States Dollar 12,606,018	Standard Chartered Bank	78,193
12/2/10	Czech Koruna 53,630,000	Euro 2,176,373	Barclays Bank PLC	1,361
12/2/10	Czech Koruna 46,978,208	Euro 1,907,822	Credit Suisse	(738)
12/2/10	Qatari Rial 2,100,000	United States Dollar 576,654	Bank of America	246
12/2/10	Swedish Krona 10,730,000	Euro 1,150,206	Goldman Sachs, Inc.	4,636
12/3/10	New Turkish Lira 2,259,000	United States Dollar 1,562,025	Bank of America	4,253
12/3/10	South African Rand 30,561,614	United States Dollar 4,327,553	Bank of America	14,355
12/6/10	Czech Koruna 31,400,000	Euro 1,274,920	HSBC Bank USA	(113)

32

Emerging Markets Local Income Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

Forward Foreign Currency Exchange Contracts (continued)

Purchases

				Net Unrealized
Settlement				Appreciation
Date	In Exchange For	Deliver	Counterparty	(Depreciation)

12/6/10	Indian Rupee 74,100,000	United States Dollar 1,644,109	Standard Chartered Bank	$16,116
12/6/10	Indonesian Rupiah 6,838,000,000	United States Dollar 764,620	Citigroup Global Markets	(1,184)
12/6/10	South Korean Won 1,112,000,000	United States Dollar 976,124	Credit Suisse	10,862
12/8/10	Malaysian Ringgit 3,670,000	United States Dollar 1,180,368	Credit Suisse	812
12/8/10	Malaysian Ringgit 1,600,000	United States Dollar 514,552	Deutsche Bank	404
12/9/10	South Korean Won 1,168,000,000	United States Dollar 1,040,349	HSBC Bank USA	(3,771)
12/17/10	Colombian Peso 5,233,000,000	United States Dollar 2,919,875	Credit Suisse	(74,609)
12/28/10	Swedish Krona 3,150,000	Euro 337,905	Deutsche Bank	775
12/28/10	Swedish Krona 3,240,000	Euro 347,513	HSBC Bank USA	862
12/28/10	Swedish Krona 4,120,000	Euro 441,984	Standard Chartered Bank	978
1/26/11	Colombian Peso 534,405,000	United States Dollar 293,146	Bank of America	(2,514)
1/26/11	Colombian Peso 435,960,000	United States Dollar 239,144	Barclays Bank PLC	(2,051)
1/26/11	Colombian Peso 468,585,000	United States Dollar 256,618	Credit Suisse	(1,782)
1/26/11	Colombian Peso 503,040,000	United States Dollar 276,244	Deutsche Bank	(2,670)
1/31/11	Czech Koruna 11,388,000	Euro 462,222	Credit Suisse	175
6/15/11	Yuan Renminbi 1,800,000	United States Dollar 272,521	Citigroup Global Markets	3,430
6/15/11	Yuan Renminbi 3,800,000	United States Dollar 574,887	HSBC Bank USA	7,676
8/9/11	Yuan Renminbi 2,470,000	United States Dollar 369,263	Goldman Sachs, Inc.	10,720
8/24/11	Yuan Renminbi 1,920,000	United States Dollar 287,511	Bank of America	8,300
10/12/11	Yuan Renminbi 2,000,000	United States Dollar 309,191	Deutsche Bank	453
10/12/11	Yuan Renminbi 13,300,000	United States Dollar 2,048,991	JPMorgan Chase Bank	10,140
1/19/12	Yuan Renminbi 780,000	United States Dollar 123,223	Barclays Bank PLC	(1,676)
6/18/12	Yuan Renminbi 1,990,000	United States Dollar 299,248	Goldman Sachs, Inc.	13,517

				$485,589

At October 31, 2010, closed forward foreign currency purchases and sales contracts excluded above amounted to a receivable of $116,650 and a payable of $403,798.

Futures Contracts

Sales

					Net Unrealized
Expiration			Aggregate		Appreciation
Date	Contracts	Position	Cost	Value	(Depreciation)

12/10	5 Euro-Bobl	Short	$(839,047)	$(832,575)	$6,472

12/10	2 Euro-Bund	Short	(363,176)	(359,724)	3,452

12/10	4 Japan 10-Year Bond	Short	(7,079,160)	(7,118,181)	(39,021)

12/10	102 U.S. 5-Year Treasury Note	Long	12,372,484	12,400,968	28,484

					$(613)

Euro-Bobl: Medium-term debt securities issued by the Federal Republic of Germany with a term to maturity of 4.5 to 5 years.

Euro-Bund: Long-term debt securities issued by the Federal Republic of Germany with a term to maturity of 8.5 to 10.5 years.

Japan 10-Year Bond: Japanese Government Bonds (JGB) having a maturity of 7 years or more but less than 11 years.

Interest Rate Swaps

		Portfolio
	Notional	Pays/				Net
	Amount	Receives	Floating	Annual		Unrealized
	(000’s	Floating	Rate	Fixed	Termination	Appreciation
Counterparty	omitted)	Rate	Index	Rate	Date	(Depreciation)

Bank of America	ILS 640	Receive	3-month ILS TELBOR	4.20%	11/19/14	$(11,134)

Bank of America	ILS 600	Receive	3-month ILS TELBOR	4.54	1/6/15	(12,433)

Bank of America	MXN 26,000	Pay	Mexican Interbank Deposit Rate	6.46	9/24/20	9,509

Bank of America	PLN 10,700	Pay	6-month PLN WIBOR	4.88	9/14/14	(22,716)

Bank of America	PLN 3,600	Pay	6-month PLN WIBOR	4.95	9/14/20	(23,244)

Barclays Bank PLC	ILS 303	Receive	3-month ILS TELBOR	5.15	3/5/20	(7,331)

Barclays Bank PLC	ILS 303	Receive	3-month ILS TELBOR	5.16	3/8/20	(7,368)

Barclays Bank PLC	MYR 18,000	Pay	3-month MYR KLIBOR	3.70	10/19/15	(16,321)

Barclays Bank PLC	MYR 10,000	Pay	3-month MYR KLIBOR	4.13	10/19/20	(29,398)

Barclays Bank PLC	PLN 8,000	Pay	6-month PLN WIBOR	5.42	6/1/14	48,086

33

Emerging Markets Local Income Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

Interest Rate Swaps (continued)

		Portfolio
	Notional	Pays/				Net
	Amount	Receives	Floating	Annual		Unrealized
	(000’s	Floating	Rate	Fixed	Termination	Appreciation
Counterparty	omitted)	Rate	Index	Rate	Date	(Depreciation)

Barclays Bank PLC	PLN 14,300	Pay	6-month PLN WIBOR	5.02%	7/30/14	$2,284

Barclays Bank PLC	PLN 2,300	Pay	6-month PLN WIBOR	5.36	7/30/20	11,496

Barclays Bank PLC	THB 143,000	Pay	6-month THBFIX	3.34	2/16/15	147,212

Barclays Bank PLC	THB 149,550	Pay	6-month THBFIX	3.21	10/4/20	(100,395)

Barclays Bank PLC	ZAR 53,700	Pay	3-month JIBOR	7.41	9/24/20	107,324

Citigroup Global Markets	MXN 50,000	Pay	Mexican Interbank Deposit Rate	9.08	8/6/13	426,325

Citigroup Global Markets	THB 69,000	Pay	6-month THBFIX	3.40	1/14/15	85,178

Credit Suisse First Boston	MXN 42,000	Pay	Mexican Interbank Deposit Rate	6.24	7/31/15	88,349

Credit Suisse First Boston	MXN 45,000	Pay	Mexican Interbank Deposit Rate	5.84	10/1/15	30,735

Credit Suisse First Boston	PLN 10,000	Pay	6-month PLN WIBOR	5.17	6/15/12	36,765

Deutsche Bank	PLN 5,400	Pay	6-month PLN WIBOR	4.85	4/23/14	31,167

Deutsche Bank	PLN 3,100	Pay	6-month PLN WIBOR	5.11	4/23/17	20,560

HSBC Bank USA	THB 262,000	Pay	6-month THBFIX	2.67	10/21/15	(54,571)

HSBC Bank USA	THB 94,300	Pay	6-month THBFIX	3.26	8/19/20	(39,908)

JPMorgan Chase Bank	BRL 4,252	Pay	Brazilian Interbank Deposit Rate	9.67	1/3/11	5,522

JPMorgan Chase Bank	BRL 41,183	Pay	Brazilian Interbank Deposit Rate	11.41	7/2/12	(86,034)

JPMorgan Chase Bank	MXN 50,500	Pay	Mexican Interbank Deposit Rate	5.31	9/19/12	25,890

JPMorgan Chase Bank	PLN 16,600	Pay	6-month PLN WIBOR	4.75	10/11/13	(30,858)

JPMorgan Chase Bank	PLN 16,200	Pay	6-month PLN WIBOR	4.93	10/13/17	(87,366)

JPMorgan Chase Bank	PLN 9,900	Pay	6-month PLN WIBOR	4.91	10/11/18	(74,743)

JPMorgan Chase Bank	THB 108,000	Pay	6-month THBFIX	3.22	10/21/20	(74,438)

JPMorgan Chase Bank	ZAR 36,500	Pay	3-month JIBOR	9.05	10/12/15	533,679

						$931,823

BRL - Brazilian Real
ILS - Israeli Shekel
MXN - Mexican Peso
MYR - Malaysian Ringgit
PLN - Polish Zloty
THB - Thailand Baht
ZAR - South African Rand

Credit Default Swaps — Sell Protection

					Current
		Notional	Contract		Market	Net
		Amount*	Annual		Annual	Unrealized
Reference		(000’s	Fixed	Termination	Fixed	Appreciation
Entity	Counterparty	omitted)	Rate**	Date	Rate***	(Depreciation)

Iceland	JPMorgan Chase Bank	$500	1.75%	3/20/18	2.82%	$(30,649)

Iceland	JPMorgan Chase Bank	200	2.10	3/20/23	2.48	(5,983)

Iceland	JPMorgan Chase Bank	200	2.45	3/20/23	2.48	33

Mexico	Citigroup Global Markets	1,220	1.00(1)	12/20/10	0.46	1,855

South Africa	Bank of America	775	1.00(1)	12/20/15	1.18	478

South Africa	Barclays Bank PLC	565	1.00(1)	12/20/15	1.18	1,162

South Africa	Credit Suisse	840	1.00(1)	12/20/15	1.18	11,740

South Africa	Credit Suisse	775	1.00(1)	12/20/15	1.18	1,604

South Africa	Deutsche Bank	500	1.00(1)	9/20/15	1.15	8,711

South Africa	Deutsche Bank	610	1.00(1)	12/20/15	1.18	1,255

South Africa	Goldman Sachs, Inc.	815	1.00(1)	12/20/15	1.18	2,069

South Africa	JPMorgan Chase Bank	1,500	1.00(1)	9/20/15	1.15	12,460

						$4,735

Credit Default Swaps — Buy Protection

		Notional	Contract		Net
		Amount	Annual		Unrealized
Reference		(000’s	Fixed	Termination	Appreciation
Entity	Counterparty	omitted)	Rate**	Date	(Depreciation)

Austria	Barclays Bank PLC	$300	0.44%	12/20/13	$758

Austria	Barclays Bank PLC	200	1.42	3/20/14	(6,056)

Brazil	Bank of America	350	1.00(1)	6/20/20	(5,250)

Brazil	Bank of America	825	1.00(1)	6/20/20	(20,007)

Brazil	Bank of America	883	1.00(1)	12/20/20	(13,303)

Brazil	Bank of America	387	1.00(1)	12/20/20	(5,511)

Brazil	Bank of America	120	1.00(1)	12/20/20	(1,516)

Brazil	Barclays Bank PLC	450	1.65	9/20/19	(15,375)

34

Emerging Markets Local Income Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

Credit Default Swaps — Buy Protection (continued)

		Notional	Contract		Net
		Amount	Annual		Unrealized
Reference		(000’s	Fixed	Termination	Appreciation
Entity	Counterparty	omitted)	Rate**	Date	(Depreciation)

Brazil	Barclays Bank PLC	$770	1.00%(1)	12/20/20	$(12,279)

Brazil	Citigroup Global Markets	190	1.00(1)	12/20/20	(2,480)

Brazil	Deutsche Bank	1,600	1.00(1)	12/20/20	(2,240)

Brazil	Deutsche Bank	190	1.00(1)	12/20/20	(3,265)

Brazil	HSBC Bank USA	160	1.00(1)	12/20/20	(2,088)

Brazil	Standard Chartered	150	1.00(1)	12/20/20	(1,958)

Egypt	Bank of America	550	1.00(1)	9/20/15	3,010

Egypt	Barclays Bank PLC	125	1.00(1)	6/20/15	1,342

Egypt	Citigroup Global Markets	100	1.00(1)	6/20/20	(674)

Egypt	Citigroup Global Markets	100	1.00(1)	6/20/20	(135)

Egypt	Deutsche Bank	100	1.00(1)	6/20/15	(1,006)

Egypt	Deutsche Bank	150	1.00(1)	6/20/15	(287)

Egypt	Deutsche Bank	100	1.00(1)	6/20/15	(820)

Egypt	Deutsche Bank	250	1.00(1)	6/20/15	2,785

Egypt	Deutsche Bank	125	1.00(1)	9/20/15	(972)

Egypt	Deutsche Bank	930	1.00(1)	12/20/15	(6,474)

Egypt	Deutsche Bank	50	1.00(1)	6/20/20	(93)

Egypt	Deutsche Bank	100	1.00(1)	6/20/20	(200)

Egypt	JPMorgan Chase Bank	100	1.00(1)	6/20/15	(896)

Greece	Citigroup Global Markets	225	1.00(1)	6/20/15	24,212

Guatemala	Citigroup Global Markets	458	1.00(1)	9/20/20	(4,922)

Kazakhstan	Citigroup Global Markets	150	1.00(1)	6/20/15	(480)

Kazakhstan	Deutsche Bank	150	1.00(1)	6/20/15	(418)

Lebanon	Barclays Bank PLC	200	1.00(1)	12/20/14	1,181

Lebanon	Citigroup Global Markets	250	3.30	9/20/14	(5,294)

Lebanon	Citigroup Global Markets	150	1.00(1)	12/20/14	1,078

Lebanon	Citigroup Global Markets	100	1.00(1)	12/20/14	591

Lebanon	Citigroup Global Markets	200	1.00(1)	12/20/14	989

Lebanon	Credit Suisse	300	1.00(1)	3/20/15	3,758

Lebanon	Credit Suisse	100	1.00(1)	3/20/15	1,217

Lebanon	Credit Suisse	350	1.00(1)	12/20/15	426

Lebanon	Credit Suisse	1,000	1.00(1)	12/20/15	1,021

Lebanon	Deutsche Bank	100	1.00(1)	3/20/15	1,695

Lebanon	Deutsche Bank	865	1.00(1)	12/20/15	(2,349)

Malaysia	Bank of America	200	0.83	12/20/14	(2,059)

Malaysia	Barclays Bank PLC	300	2.40	3/20/14	(19,758)

Malaysia	Barclays Bank PLC	400	0.82	12/20/14	(3,949)

Malaysia	Citigroup Global Markets	300	2.45	3/20/14	(20,280)

Philippines	Bank of America	700	1.00(1)	12/20/15	(5,649)

Philippines	Barclays Bank PLC	500	1.70	12/20/14	(13,336)

Philippines	Barclays Bank PLC	300	1.84	12/20/14	(9,749)

Philippines	Barclays Bank PLC	100	1.85	12/20/14	(3,291)

Philippines	Barclays Bank PLC	142	1.00(1)	3/20/15	(2,849)

Philippines	Citigroup Global Markets	200	1.84	12/20/14	(6,499)

Philippines	Citigroup Global Markets	100	1.86	12/20/14	(3,333)

Philippines	Deutsche Bank	150	1.00(1)	3/20/15	(3,340)

Philippines	HSBC Bank USA	600	1.00(1)	9/20/15	(8,378)

Philippines	JPMorgan Chase Bank	400	1.69	12/20/14	(10,502)

Philippines	JPMorgan Chase Bank	142	1.00(1)	3/20/15	(2,849)

Russia	Bank of America	540	1.00(1)	6/20/15	(18,598)

Russia	Bank of America	860	1.00(1)	12/20/20	(7,690)

Russia	Barclays Bank PLC	500	1.00(1)	12/20/20	(4,077)

Russia	Citigroup Global Markets	100	1.00(1)	6/20/15	229

Russia	Credit Suisse	200	1.00(1)	3/20/15	349

Russia	Credit Suisse	300	1.00(1)	6/20/15	924

Russia	Deutsche Bank	490	1.00(1)	12/20/20	(4,381)

South Africa	Bank of America	300	1.00(1)	12/20/19	(3,734)

South Africa	Bank of America	775	1.00(1)	12/20/20	(3,029)

South Africa	Barclays Bank PLC	300	1.00(1)	12/20/19	(5,717)

South Africa	Barclays Bank PLC	100	1.00(1)	3/20/20	(624)

South Africa	Barclays Bank PLC	565	1.00(1)	12/20/20	(2,127)

South Africa	Citigroup Global Markets	150	1.00(1)	12/20/19	(3,865)

South Africa	Citigroup Global Markets	100	1.00(1)	3/20/20	(2,726)

South Africa	Credit Suisse	100	1.00(1)	3/20/20	(1,877)

South Africa	Credit Suisse	100	1.00(1)	3/20/20	(986)

South Africa	Credit Suisse	775	1.00(1)	12/20/20	(4,942)

South Africa	Credit Suisse	840	1.00(1)	12/20/20	(15,525)

South Africa	Deutsche Bank	500	1.00(1)	9/20/20	(11,171)

South Africa	Deutsche Bank	610	1.00(1)	12/20/20	(3,297)

South Africa	Goldman Sachs, Inc.	815	1.00(1)	12/20/20	(5,072)

South Africa	JPMorgan Chase Bank	100	1.00(1)	12/20/19	(3,977)

South Africa	JPMorgan Chase Bank	100	1.00(1)	12/20/19	(2,815)

South Africa	JPMorgan Chase Bank	100	1.00(1)	3/20/20	(2,657)

South Africa	JPMorgan Chase Bank	100	1.00(1)	3/20/20	(1,058)

South Africa	JPMorgan Chase Bank	100	1.00(1)	3/20/20	(914)

Spain	Barclays Bank PLC	167	1.00(1)	9/20/20	(923)

Spain	Barclays Bank PLC	690	1.00(1)	12/20/20	(8,547)

Spain	Barclays Bank PLC	700	1.00(1)	12/20/20	(7,311)

Spain	Barclays Bank PLC	300	1.00(1)	12/20/20	(3,246)

Spain	Citigroup Global Markets	300	1.00(1)	3/20/20	10,273

Spain	Citigroup Global Markets	300	1.00(1)	3/20/20	18,450

Spain	Deutsche Bank	300	1.00(1)	3/20/20	18,880

Spain	Deutsche Bank	300	1.00(1)	3/20/20	10,273

Spain	Deutsche Bank	550	1.00(1)	6/20/20	11,469

Spain	Deutsche Bank	3,265	1.00(1)	12/20/20	8,437

Spain	Deutsche Bank	670	1.00(1)	12/20/20	(8,299)

35

Emerging Markets Local Income Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

Credit Default Swaps — Buy Protection (continued)

		Notional	Contract		Net
		Amount	Annual		Unrealized
Reference		(000’s	Fixed	Termination	Appreciation
Entity	Counterparty	omitted)	Rate**	Date	(Depreciation)

Spain	Goldman Sachs, Inc.	$193	1.00%(1)	9/20/20	$(1,464)

Thailand	Barclays Bank PLC	400	0.97	9/20/19	2,175

Thailand	Citigroup Global Markets	400	0.86	12/20/14	(1,665)

Thailand	Citigroup Global Markets	200	0.95	9/20/19	1,409

Thailand	JPMorgan Chase Bank	200	0.87	12/20/14	(916)

Uruguay	Citigroup Global Markets	100	1.00(1)	6/20/20	(171)

Uruguay	Deutsche Bank	100	1.00(1)	6/20/20	1

Banco Comercial Portugues, S.A.	JPMorgan Chase Bank	110	1.00(1)	3/20/15	12,888

Banco de Sabadell, S.A.	JPMorgan Chase Bank	110	3.00(1)	3/20/15	1,226

Citibank Corp.	Bank of America	490	1.00(1)	9/20/20	(13,706)

Citibank Corp.	JPMorgan Chase Bank	490	1.00(1)	9/20/20	(15,497)

Erste Group Bank AG	Barclays Bank PLC	110	1.00(1)	3/20/15	(172)

ING Verzekeringen N.V.	JPMorgan Chase Bank	110	1.00(1)	3/20/15	2,909

OAO Gazprom	Barclays Bank PLC	150	1.00(1)	6/20/15	(2,009)

OAO Gazprom	Deutsche Bank	100	1.00(1)	9/20/20	(1,550)

OAO Gazprom	Deutsche Bank	100	1.00(1)	9/20/20	(1,174)

OAO Gazprom	Deutsche Bank	150	1.00(1)	6/20/15	(2,067)

OAO Gazprom	Goldman Sachs, Inc.	390	1.00(1)	9/20/20	(7,181)

OAO Gazprom	Goldman Sachs, Inc.	100	1.00(1)	9/20/20	(1,244)

Rabobank Nederland N.V.	JPMorgan Chase Bank	110	1.00(1)	3/20/15	55

Raiffeisen Zentralbank	Barclays Bank PLC	110	1.00(1)	3/20/15	(1,271)

iTraxx Europe Subordinated Financials 5-Year Index	Citigroup Global Markets	EUR 100	1.00(1)	12/20/15	34

iTraxx Europe Subordinated Financials 5-Year Index	Credit Suisse	EUR 1,150	1.00(1)	12/20/15	1,774

iTraxx Europe Subordinated Financials 5-Year Index	Goldman Sachs, Inc.	EUR 200	1.00(1)	12/20/15	68

iTraxx Europe Subordinated Financials 5-Year Index	JPMorgan Chase Bank	EUR 400	1.00(1)	12/20/15	391

					$(275,164)

*	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2010, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $8,500,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

EUR - Euro

Written currency call options activity for the year ended October 31, 2010 was as follows:

	Principal Amount of
	Contracts	Premiums
	(000’s omitted)	Received

Outstanding, beginning of year	JPY 170,000	$21,790
Options expired	JPY (170,000)	(21,790)

Outstanding, end of year	—	$—

JPY - Japanese Yen

At October 31, 2010, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Credit Risk: The Portfolio enters into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which the Portfolio may otherwise invest, or to enhance return.

Equity Risk: The Portfolio enters into total return swap agreements on a security, basket of securities or an index to enhance return, to change the duration of the overall portfolio, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. The Portfolio also enters into options on an equity index to enhance return.

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts and currency options to enhance return, to hedge against fluctuations in currency exchange rates, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio holds fixed-rate bonds. The value of these bonds may decrease if interest rates rise. To hedge against this risk, the Portfolio enters into interest rate and cross-currency swap contracts. The Portfolio also enters into interest rate swap agreements to enhance return or as a substitution for the purchase or sale of securities. The Portfolio also purchases and sells U.S. Treasury and foreign debt futures contracts to hedge against changes in interest rates.

36

Emerging Markets Local Income Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

The Portfolio enters into swap contracts and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2010, the fair value of derivatives with credit-related contingent features in a net liability position was $953,137. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $874,930 at October 31, 2010.

The non-exchange traded derivatives in which the Portfolio invests, including swap contracts, over-the counter options and forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Portfolio is not subject to counterparty credit risk with respect to its written options as the Portfolio, not the counterparty, is obligated to perform under such derivatives. At October 31, 2010, the maximum amount of loss the Portfolio would incur due to counterparty risk was $4,355,100, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $789,847. Such maximum amount would be reduced by any unamortized upfront payments received by the Portfolio. Such amount would be increased by any unamortized upfront payments made by the Portfolio. To mitigate this risk, the Portfolio has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio or the counterparty. At October 31, 2010, the maximum amount of loss the Portfolio would incur due to counterparty risk would be reduced by approximately $2,854,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2010 was as follows:

	Fair Value
Consolidated Statement of			Foreign	Interest
Assets and Liabilities Caption	Credit	Equity	Exchange	Rate

Unaffiliated investments, at value	$—	$483,760	$245,155	$—
Net unrealized appreciation	—	—	—	38,408	*
Receivable for open and closed forward foreign currency exchange contracts	—	—	1,828,460	—
Receivable for open swap contracts	187,644	—	—	1,610,081

Total Asset Derivatives	$187,644	$483,760	$2,073,615	$1,648,489

Net unrealized appreciation	$—	$—	$—	$(39,021	)*
Payable for open and closed forward foreign currency exchange contracts	—	—	(2,670,776)	—
Payable for open swap contracts	(458,073)	—	—	(678,258)

Total Liability Derivatives	$(458,073)	$—	$(2,670,776)	$(717,279)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2010 was as follows:

Consolidated Statement of			Foreign	Interest
Operations Caption	Credit	Equity	Exchange	Rate

Net realized gain (loss) —
Investment transactions	$—	$—	$(20,625)	$—
Financial futures contracts	—	—	—	2,553
Swap contracts	(185,683)	(39,554)	—	(162,731)
Written options	—	—	21,790	—
Foreign currency and forward foreign currency exchange contract transactions	—	—	4,745,675	—

Total	$(185,683)	$(39,554)	$4,746,840	$(160,178)

Change in unrealized appreciation (depreciation) —
Investments	$—	$(22,227)	$(326,423)	$—
Financial futures contracts	—	—	—	4,278
Swap contracts	(110,332)	5,990	—	825,051
Written options	—	—	(12,895)	—
Foreign currency and forward foreign currency exchange contracts	—	—	157,828	—

Total	$(110,332)	$(16,237)	$(181,490)	$829,329

The average notional amounts of futures contracts, forward foreign currency exchange contracts and swap contracts outstanding during the year ended October 31,

37

Emerging Markets Local Income Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

2010, which are indicative of the volume of these derivative types, were approximately $4,480,000, $130,721,000 and $55,773,000, respectively.

The average principal amount of purchased currency option contracts and average number of purchased index option contracts outstanding during the year ended October 31, 2010, which are indicative of the volume of these derivative types, were approximately $7,858,000 and 1,256 contracts, respectively.

6   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2010.

7   Risks Associated with Foreign Investments

Investing in securities issued by entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

8   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2010, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Foreign Government Bonds	$—	$245,188,980	$—	$245,188,980
Collateralized Mortgage Obligations	—	5,684,080	—	5,684,080
Mortgage Pass-Throughs	—	32,363,730	—	32,363,730
U.S. Government Agency Obligations	—	7,798,905	—	7,798,905
U.S. Treasury Obligations	—	10,569,270	—	10,569,270
Precious Metals	2,740,335	—	—	2,740,335
Currency Options Purchased	—	245,155	—	245,155
Put Options Purchased	—	483,760	—	483,760
Short-Term — Foreign Government Securities	—	65,686,000	—	65,686,000
Short-Term — Other Securities	—	29,852,252	—	29,852,252

Total Investments	$2,740,335	$397,872,132	$—	$400,612,467

38

Emerging Markets Local Income Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Forward Foreign Currency Exchange Contracts	$—	$1,828,460	$—	$1,831,817
Swap Contracts	—	1,797,725	—	1,797,725
Futures Contracts	38,408	—	—	38,408

Total	$38,408	$3,626,185	$—	$3,667,950

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(2,670,776)	$—	$(2,670,776)
Swap Contracts	—	(1,136,331)	—	(1,136,331)
Futures Contracts	(39,021)	—	—	(39,021)

Total	$(39,021)	$(3,807,107)	$—	$(3,846,128)

The Portfolio held no investments or other financial instruments as of October 31, 2009 whose fair value was determined using Level 3 inputs.

39

Emerging Markets Local Income Portfolio as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Emerging
Markets Local Income Portfolio:
We have audited the accompanying consolidated statement of assets and liabilities of Emerging Markets Local Income Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2010, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated supplementary data for each of the three years in the period then ended and the period from the start of business, June 27, 2007, to October 31, 2007. These consolidated financial statements and consolidated supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated supplementary data referred to above present fairly, in all material respects, the financial position of Emerging Markets Local Income Portfolio and subsidiary as of October 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the supplementary data for each of the three years in the period then ended and the period from the start of business, June 27, 2007, to October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 27, 2010

40

Eaton Vance Emerging Markets Local Income Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

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Eaton Vance Emerging Markets Local Income Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Emerging Markets Local Income Fund (the “Fund”) with Eaton Vance Management (“EVM”), as well as the terms of the investment advisory agreement for Emerging Markets Local Income Portfolio, the portfolio in which the Fund invests (the “Portfolio”), with Boston Management and Research (“BMR”), an affiliate of EVM (EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the “Adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory agreements for the Fund and the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund by EVM and to the Portfolio by BMR. The Board considered EVM’s and BMR’s management capabilities and investment process with respect to the types of investments to be held by the Fund and the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio and the Fund. The Board specifically noted EVM’s and BMR’s expertise with respect to emerging markets and in-house research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods to recruit and retain investment personnel, and the time and attention devoted to the Fund and Portfolio by senior management.

The Board noted that under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio. The Trustees considered the potential benefits to the Fund of the ability to make direct investments, such as an improved ability to: manage the Fund’s duration, or other general market exposures, using certain derivatives; add exposure to specific market sectors or asset classes without changing the Portfolio’s investments, which would affect any other fund investing in the Portfolio; hedge some of the general market risks of the Portfolio while retaining the value added by the individual manager; and hedge a portion of the exposures of the Portfolio while retaining others (e.g., hedging the U.S. government exposure of the Portfolio while retaining its exposure to high-grade corporate bonds).

The Board also reviewed the compliance programs of EVM and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late

42

Eaton Vance Emerging Markets Local Income Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of EVM and its affiliates in recent years to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of comparable funds identified by an independent data provider as well as a peer group of similarly managed funds and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2009 for the Fund. In light of the Fund’s relatively brief operating history, the Board concluded that additional time was required to evaluate Fund performance.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the fund complex level. In considering the Fund’s total expense ratio and management fees, the Board noted the impact of the Fund’s use of leverage. The Board also considered the fact that EVM had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by EVM and BMR, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Fund and Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. The Board noted the structure of the advisory fee, which includes breakpoints at several asset levels both at the Fund and the Portfolio level. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

43

Eaton Vance Emerging Markets Local Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Emerging Markets Local Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 184 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	184	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Of the Trust since 2005 and of the Portfolio since 2007	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	184	None

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	184	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Of the Trust since 2003 and of the Portfolio since 2007	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	184	None

Ronald A. Pearlman 1940	Trustee	Of the Trust since 2003 and of the Portfolio since 2007	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	184	None

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	184	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

44

Eaton Vance Emerging Markets Local Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2007	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	184	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board and Trustee of the Portfolio since 2007 and Trustee of the Trust since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	184	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

William H. Ahern, Jr. 1959	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

John R. Baur 1970	Vice President	Of the Trust since 2008 and of the Portfolio since 2007	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 37 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 1967	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Officer of 49 registered investment companies managed by EVM or BMR.

Michael A. Cirami 1975	Vice President	Of the Trust since 2008 and of the Portfolio since 2007	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 1963	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 96 registered investment companies managed by EVM or BMR.

John H. Croft 1962	Vice President of the Trust	Since 2010	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 1972	Vice President of the Trust	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Christine M. Johnston 1972	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Aamer Khan 1960	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas H. Luster 1962	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 1961	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 33 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 1957	Vice President of the Trust	Since 2001	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

45

Eaton Vance Emerging Markets Local Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Judith A. Saryan 1954	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Susan Schiff 1961	Vice President	Of the Trust since 2002 and of the Portfolio since 2007	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Thomas Seto 1962	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

David M. Stein 1951	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

Eric A. Stein 1980	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Originally joined EVM in July 2002. Prior to re-joining EVM in September 2008, Mr. Stein worked at the Federal Reserve Bank of New York (2007-2008) and attended business school in Chicago, Illinois. Officer of 34 registered investment companies managed by EVM or BMR.

Dan R. Strelow 1959	Vice President of the Trust	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 33 registered investment companies managed by EVM or BMR.

Mark S. Venezia 1949	Vice President of the Trust and President of the Portfolio	Since 2007	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Adam A. Weigold 1975	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 73 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Treasurer of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Of the Trust since 2004 and of the Portfolio since 2007	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Fund (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

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Investment Adviser of
Emerging Markets Local Income Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Investment Adviser and Administrator of
Eaton Vance Emerging Markets Local Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Emerging Markets Local Income Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus, if available. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus, if available, contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

3040-12/10	EMISRC

Eaton Vance
Investment Managers

Annual Report October 31, 2010

EATON VANCE FLOATING-RATE FUND

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Floating-Rate Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Scott H. Page, CFA
Co-Portfolio Manager

Craig P. Russ
Co-Portfolio Manager
Economic and Market Conditions
•	The bank loan market continued to recover from its 2008 lows for most of the 12-month period ending October 31, 2010. In spite of a small negative return during the April-June quarter, the market, as measured by the S&P/ LSTA Leveraged Loan Index[1] (the Index), produced double-digit performance for the year. The market’s recovery was driven by stronger demand and greater liquidity in the marketplace, along with improved corporate fundamentals.
•	The market’s healthier tone was attributed to receding fears over deflation and a possible double-dip recession in the U.S. As a result, investors in search of yield began to take on incremental credit risk, evidenced by improved inflows into high-yield bond and bank loan mutual funds. These greater inflows led to more robust demand in the secondary market, as well as increased refinancing activity, bond-for-loan takeouts, and a general improvement in the over-all tone of the market—all of which contributed to tighter credit spreads and higher prices for bank loans. Importantly, and in contrast to other fixed-income sectors, bank loan credit spreads remained above their historical average levels over the London Interbank Offered Rate (LIBOR).

•	Bank loan issuer fundamentals, which have been improving for the past several quarters, continued this trend into the latter months of the fiscal year. Corporate operating earnings growth was up 12.1% in the second calendar quarter of 2010 for public filers in the Index—the fourth consecutive quarter of such increases. Ratings downgrades and new defaults have also diminished to more modest levels, providing additional evidence of fundamental improvements. We believe default rates will continue to decline moderately as older defaults fall off of the rolling 12-month figures and are replaced by fewer new defaults.
Management Discussion
•	The Fund’s2 investment objective is to provide a high level of current income. The Fund invests primarily in senior floating-rate loans of domestic and foreign borrowers. In managing the Fund, the investment adviser seeks to invest in a portfolio of senior loans that it believes will be less volatile over time than the general loan market.

•	The Fund’s investments included 444 borrowers in 37 industries as of October 31, 2010, with an average loan representing 0.20% of total investments, and no industry constituted more than 10.7% of total investments. Health care, cable and satellite television, and business equipment and services were among the top industry weightings. The Fund’s loans were primarily senior, secured loans to companies with average revenues exceeding $1 billion.

•	For the year ending October 31, 2010, the Fund underperformed the Index, primarily as a result of strong performance in the riskier end of the market.

Total Return Performance
10/31/09 — 10/31/10

Advisers Class[3]	10.08%
Class A3	10.00
Class B3	9.17
Class C3	9.29
Class I3	10.34
S&P/LSTA Leveraged Loan Index[1]	11.91
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index. The Index’s total return reflects changes in value of the loans constituting the Index and accrual of interest and does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the loans represented in the Index.

[2]	The Fund currently invests in a separate registered investment company, Floating Rate Portfolio (the Portfolio), with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[3]	These returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Advisers Class and Class I shares are offered at net asset value. During the period, Advisers Class, Class A and Class I shares were subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of purchase. Effective January 1, 2011, Advisers Class, Class A and Class I shares will no longer be subject to a redemption fee.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Floating-Rate Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	During the period, the Fund continued to maintain smaller allocations to very large lower-quality loans—notably, some significant issues that came to market in 2007—than did the Index. This underweighting detracted from performance because the price of these issues rallied more than the overall market as investors sought higher discount opportunities. The Fund’s lower allocation to B-rated loans, which rallied the most after the May/June volatility, also detracted from relative performance during the summer months, as did an underweight to CCC-rated loans earlier in the year. In addition, the Fund’s investments in European loans contributed positively to its performance during the period.

•	We continue to believe that the Fund is well positioned for the current market environment. The Fund invests broadly across the floating-rate loan market, providing shareholders with diversified exposure to the asset class.* The cornerstones of the Fund’s investment approach have always been—and continue to be—bottom-up credit research and dedication to diversification. This approach helps the Fund seek lower volatility relative to the overall loan market, while helping to contain risk in difficult credit environments.

*	Diversification cannot assure a profit or eliminate the risk of loss.
Portfolio Composition

Top 10 Holdings[1]

By total investments

Community Health Systems, Inc.	1.2%
SunGard Data Systems, Inc.	1.1
Charter Communications Operating, LLC	1.1
Aramark Corp.	1.1
UPC Broadband Holding B.V.	1.1
HCA, Inc.	1.0
Intelsat Corp.	1.0
INEOS Group	1.0
Reynolds Group Holdings, Inc.	0.8
Georgia-Pacific Corp.	0.8

[1]	Top 10 Holdings represented 10.2% of the Portfolio’s total investments as of 10/31/10.

Top Five Industries[2]

By total investments

Health Care	10.7%
Cable and Satellite Television	7.1
Business Equipment and Services	6.9
Chemicals and Plastics	5.0
Automotive	4.2

[2]	Industries are shown as a percentage of the Portfolio’s total investments as of 10/31/10.

Credit Quality Ratings for Total Loan Investments[3]

By total loan investments

Baa	2.6%
Ba	47.2
B	35.1
Ca	0.2
Caa	2.5
Defaulted	0.4
Non-Rated	12.0

[3]	Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance Floating-Rate Fund as of October 31, 2010
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the S&P/LSTA Leveraged Loan Index, an unmanaged index of the institutional leveraged loan market. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and the S&P/LSTA Leveraged Loan Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.
Performance1

	Advisers
	Class	Class A	Class B	Class C	Class I
Share Class Symbol	EABLX	EVBLX	EBBLX	ECBLX	EIBLX

Average Annual Total Returns (at net asset value)
One Year	10.08%	10.00%	9.17%	9.29%	10.34%
Five Years	3.55	3.53	2.77	2.79	3.80
Life of Fund†	3.71	3.81	2.93	2.95	3.98

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	10.08%	7.54%	4.17%	8.29%	10.34%
Five Years	3.55	3.05	2.45	2.79	3.80
Life of Fund†	3.71	3.50	2.93	2.95	3.98

†	Inception Dates — Advisers Class: 2/7/01; Class A: 5/5/03; Class B: 2/5/01; Class C: 2/1/01; Class I: 1/30/01

[1]	Average Annual Total Returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, the returns would be lower. Advisers Class and Class I shares are offered at net asset value. SEC Average Annual Total Returns for Class A reflect the maximum 2.25% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Advisers Class, Class A and Class I shares are subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of purchase. During the period, Advisers Class, Class A and Class I shares were subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of purchase. Effective January 1, 2011, Advisers Class, Class A and Class I shares will no longer be subject to a redemption fee.

Total Annual	Advisers
Operating Expenses[2]	Class	Class A	Class B	Class C	Class I

Expense Ratio	1.12%	1.12%	1.88%	1.87%	0.87%

[2]	Source: Prospectus dated 3/1/10.

*	Sources: Lipper Inc. Class B of the Fund commenced operations on 2/5/01. A $10,000 hypothetical investment at net asset value in Advisers Class on 2/7/01 (commencement of operations), Class A on 5/5/03 (commencement of operations), Class C on 2/1/01 (commencement of operations) and Class I on 1/30/01 (commencement of operations) would have been valued at $14,257, $13,235 ($12,938 at the maximum offering price), $13,274 and $14,634, respectively, on 10/31/10. It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Floating-Rate Fund as of October 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 – October 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Floating-Rate Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/10)	(10/31/10)	(5/1/10 – 10/31/10)

Actual
Advisers Class	$1,000.00	$1,018.10	$5.24
Class A	$1,000.00	$1,017.10	$5.24
Class B	$1,000.00	$1,013.20	$9.03
Class C	$1,000.00	$1,013.20	$9.03
Class I	$1,000.00	$1,018.20	$3.92

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,020.00	$5.24
Class A	$1,000.00	$1,020.00	$5.24
Class B	$1,000.00	$1,016.20	$9.05
Class C	$1,000.00	$1,016.20	$9.05
Class I	$1,000.00	$1,021.30	$3.92

*	Expenses are equal to the Fund’s annualized expense ratio of 1.03% for Advisers Class shares, 1.03% for Class A shares, 1.78% for Class B shares, 1.78% for Class C shares and 0.77% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2010. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Floating-Rate Fund as of October 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2010

Assets

Investment in Floating Rate Portfolio, at value (identified cost, $5,084,121,726)	$5,051,660,967
Receivable for Fund shares sold	141,724,404

Total assets	$5,193,385,371

Liabilities

Payable for Fund shares redeemed	$8,868,670
Distributions payable	7,278,535
Payable to affiliates:
Distribution and service fees	995,724
Administration fee	625,838
Trustees’ fees	42
Accrued expenses	494,376

Total liabilities	$18,263,185

Net Assets	$5,175,122,186

Sources of Net Assets

Paid-in capital	$5,522,607,766
Accumulated net realized loss from Portfolio	(321,750,771)
Accumulated undistributed net investment income	6,725,950
Net unrealized depreciation from Portfolio	(32,460,759)

Total	$5,175,122,186

Advisers Class Shares

Net Assets	$432,169,391
Shares Outstanding	48,678,944
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.88

Class A Shares

Net Assets	$1,160,014,357
Shares Outstanding	126,348,949
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.18
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$9.39

Class B Shares

Net Assets	$55,066,948
Shares Outstanding	6,212,546
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.86

Class C Shares

Net Assets	$733,767,301
Shares Outstanding	82,743,120
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.87

Class I Shares

Net Assets	$2,794,104,189
Shares Outstanding	314,597,998
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.88

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2010

Investment Income

Interest allocated from Portfolio	$183,683,605
Dividends allocated from Portfolio	1,876
Expenses allocated from Portfolio	(20,819,568)

Total investment income from Portfolio	$162,865,913

Expenses

Administration fee	$5,520,738
Distribution and service fees
Advisers Class	984,777
Class A	2,643,601
Class B	607,644
Class C	6,759,898
Trustees’ fees and expenses	500
Custodian fee	30,660
Transfer and dividend disbursing agent fees	2,280,916
Legal and accounting services	28,607
Printing and postage	257,228
Registration fees	253,516
Miscellaneous	27,107

Total expenses	$19,395,192

Net investment income	$143,470,721

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$(59,273,019)
Foreign currency and forward foreign currency exchange contract transactions	14,498,163

Net realized loss	$(44,774,856)

Change in unrealized appreciation (depreciation) —
Investments	$245,292,616
Foreign currency and forward foreign currency exchange contracts	(6,191,806)

Net change in unrealized appreciation (depreciation)	$239,100,810

Net realized and unrealized gain	$194,325,954

Net increase in net assets from operations	$337,796,675

See notes to financial statements

5

Eaton Vance Floating-Rate Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2010	October 31, 2009

From operations —
Net investment income	$143,470,721	$106,883,691
Net realized loss from investment transactions, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(44,774,856)	(145,294,015)
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	239,100,810	624,191,258

Net increase in net assets from operations	$337,796,675	$585,780,934

Distributions to shareholders —
From net investment income
Advisers Class	$(18,124,913)	$(18,396,568)
Class A	(48,272,617)	(35,377,142)
Class B	(2,411,259)	(3,027,634)
Class C	(26,202,988)	(21,153,855)
Class I	(68,947,107)	(27,062,156)

Total distributions to shareholders	$(163,958,884)	$(105,017,355)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Advisers Class	$187,729,989	$244,927,561
Class A	624,744,369	399,530,336
Class B	8,697,094	4,252,368
Class C	205,628,563	133,009,445
Class I	2,248,767,838	717,929,298
Net asset value of shares issued to shareholders in payment of distributions declared
Advisers Class	16,417,373	12,233,492
Class A	37,110,123	26,305,304
Class B	1,673,591	2,005,266
Class C	17,630,727	14,060,570
Class I	26,683,491	12,824,060
Cost of shares redeemed
Advisers Class	(146,342,237)	(353,600,589)
Class A	(506,574,835)	(295,233,661)
Class B	(15,119,559)	(21,870,007)
Class C	(139,716,331)	(141,847,466)
Class I	(431,868,935)	(343,518,077)
Net asset value of shares exchanged
Class A	9,485,056	15,600,597
Class B	(9,485,056)	(15,600,597)
Redemption fees	310,632	582,998

Net increase in net assets from Fund share transactions	$2,135,771,893	$411,590,898

Net increase in net assets	$2,309,609,684	$892,354,477

	Year Ended	Year Ended
Net Assets	October 31, 2010	October 31, 2009

At beginning of year	$2,865,512,502	$1,973,158,025

At end of year	$5,175,122,186	$2,865,512,502

Accumulated undistributed net investment income included in net assets

At end of year	$6,725,950	$17,352,887

See notes to financial statements

6

Eaton Vance Floating-Rate Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Advisers Class

	Year Ended October 31,

	2010	2009	2008	2007	2006

Net asset value — Beginning of year	$8.450	$7.000	$9.590	$9.840	$9.880

Income (Loss) From Operations

Net investment income(1)	$0.345	$0.362	$0.545	$0.636	$0.589
Net realized and unrealized gain (loss)	0.488	1.442	(2.618)	(0.239)	(0.037)

Total income (loss) from operations	$0.833	$1.804	$(2.073)	$0.397	$0.552

Less Distributions

From net investment income	$(0.404)	$(0.356)	$(0.435)	$(0.648)	$(0.592)
Tax return of capital	—	—	(0.083)	—	—

Total distributions	$(0.404)	$(0.356)	$(0.518)	$(0.648)	$(0.592)

Redemption fees(1)	$0.001	$0.002	$0.001	$0.001	$0.000 (2)

Net asset value — End of year	$8.880	$8.450	$7.000	$9.590	$9.840

Total Return(3)	10.08%	26.83%	(22.55)%	4.13%	5.74%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$432,169	$355,499	$375,801	$972,840	$1,238,349
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.05%	1.12%	1.19%	1.05%	1.01%
Net investment income	3.96%	4.95%	6.11%	6.50%	5.97%
Portfolio Turnover of the Portfolio	39%	35%	7%	61%	50%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

7

Eaton Vance Floating-Rate Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended October 31,

	2010	2009	2008	2007	2006

Net asset value — Beginning of year	$8.740	$7.240	$9.920	$10.180	$10.220

Income (Loss) From Operations

Net investment income(1)	$0.356	$0.372	$0.560	$0.657	$0.608
Net realized and unrealized gain (loss)	0.499	1.494	(2.705)	(0.248)	(0.036)

Total income (loss) from operations	$0.855	$1.866	$(2.145)	$0.409	$0.572

Less Distributions

From net investment income	$(0.416)	$(0.368)	$(0.450)	$(0.670)	$(0.612)
Tax return of capital	—	—	(0.086)	—	—

Total distributions	$(0.416)	$(0.368)	$(0.536)	$(0.670)	$(0.612)

Redemption fees(1)	$0.001	$0.002	$0.001	$0.001	$0.000 (2)

Net asset value — End of year	$9.180	$8.740	$7.240	$9.920	$10.180

Total Return(3)	10.00%	27.01%	(22.66)%	4.12%	5.75%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$1,160,014	$946,191	$646,322	$1,619,235	$1,839,719
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.04%	1.12%	1.19%	1.05%	1.01%
Net investment income	3.96%	4.90%	6.08%	6.50%	5.96%
Portfolio Turnover of the Portfolio	39%	35%	7%	61%	50%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

8

Eaton Vance Floating-Rate Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended October 31,

	2010	2009	2008	2007	2006

Net asset value — Beginning of year	$8.440	$6.990	$9.590	$9.840	$9.870

Income (Loss) From Operations

Net investment income(1)	$0.280	$0.315	$0.469	$0.563	$0.511
Net realized and unrealized gain (loss)	0.479	1.436	(2.616)	(0.240)	(0.023)

Total income (loss) from operations	$0.759	$1.751	$(2.147)	$0.323	$0.488

Less Distributions

From net investment income	$(0.340)	$(0.303)	$(0.382)	$(0.574)	$(0.518)
Tax return of capital	—	—	(0.072)	—	—

Total distributions	$(0.340)	$(0.303)	$(0.454)	$(0.574)	$(0.518)

Redemption fees(1)	$0.001	$0.002	$0.001	$0.001	$0.000 (2)

Net asset value — End of year	$8.860	$8.440	$6.990	$9.590	$9.840

Total Return(3)	9.17%	25.96%	(23.22)%	3.35%	5.06%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$55,067	$66,309	$85,386	$177,431	$230,454
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.80%	1.88%	1.94%	1.80%	1.77%
Net investment income	3.23%	4.38%	5.29%	5.76%	5.18%
Portfolio Turnover of the Portfolio	39%	35%	7%	61%	50%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

9

Eaton Vance Floating-Rate Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended October 31,

	2010	2009	2008	2007	2006

Net asset value — Beginning of year	$8.440	$6.990	$9.590	$9.840	$9.870

Income (Loss) From Operations

Net investment income(1)	$0.279	$0.308	$0.472	$0.562	$0.512
Net realized and unrealized gain (loss)	0.491	1.443	(2.619)	(0.239)	(0.024)

Total income (loss) from operations	$0.770	$1.751	$(2.147)	$0.323	$0.488

Less Distributions

From net investment income	$(0.341)	$(0.303)	$(0.382)	$(0.574)	$(0.518)
Tax return of capital	—	—	(0.072)	—	—

Total distributions	$(0.341)	$(0.303)	$(0.454)	$(0.574)	$(0.518)

Redemption fees(1)	$0.001	$0.002	$0.001	$0.001	$0.000 (2)

Net asset value — End of year	$8.870	$8.440	$6.990	$9.590	$9.840

Total Return(3)	9.29%	25.96%	(23.22)%	3.35%	5.06%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$733,767	$618,351	$512,400	$1,142,139	$1,170,248
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.80%	1.87%	1.94%	1.80%	1.76%
Net investment income	3.21%	4.22%	5.31%	5.75%	5.19%
Portfolio Turnover of the Portfolio	39%	35%	7%	61%	50%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

10

Eaton Vance Floating-Rate Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended October 31,

	2010	2009	2008	2007	2006

Net asset value — Beginning of year	$8.450	$7.000	$9.590	$9.840	$9.880

Income (Loss) From Operations

Net investment income(1)	$0.363	$0.372	$0.550	$0.658	$0.614
Net realized and unrealized gain (loss)	0.491	1.450	(2.601)	(0.237)	(0.037)

Total income (loss) from operations	$0.854	$1.822	$(2.051)	$0.421	$0.577

Less Distributions

From net investment income	$(0.425)	$(0.374)	$(0.456)	$(0.672)	$(0.617)
Tax return of capital	—	—	(0.084)	—	—

Total distributions	$(0.425)	$(0.374)	$(0.540)	$(0.672)	$(0.617)

Redemption fees(1)	$0.001	$0.002	$0.001	$0.001	$0.000 (2)

Net asset value — End of year	$8.880	$8.450	$7.000	$9.590	$9.840

Total Return(3)	10.34%	27.14%	(22.36)%	4.39%	6.00%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$2,794,104	$879,161	$353,249	$532,067	$485,274
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	0.79%	0.87%	0.92%	0.80%	0.76%
Net investment income	4.16%	4.99%	6.22%	6.73%	6.22%
Portfolio Turnover of the Portfolio	39%	35%	7%	61%	50%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

11

Eaton Vance Floating-Rate Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Floating-Rate Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). The Advisers Class and Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Floating Rate Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (77.8% at October 31, 2010). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2010, the Fund, for federal income tax purposes, had a capital loss carryforward of $312,940,018 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2011 ($8,406,344), October 31, 2012 ($4,215,434), October 31, 2013 ($7,255,003), October 31, 2014 ($1,123,368), October 31, 2015 ($24,641,774), October 31, 2016 ($205,764,300), October 31, 2017 ($32,557,773) and October 31, 2018 ($28,976,022).

As of October 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a

12

Eaton Vance Floating-Rate Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Advisers Class, Class A and Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2010 and October 31, 2009 was as follows:

	Year Ended October 31,
	2010	2009

Distributions declared from:
Ordinary income	$163,958,884	$105,017,355

During the year ended October 31, 2010, accumulated net realized loss was decreased by $17,194,267, accumulated undistributed net investment income was increased by $9,861,226, and paid-in capital was decreased by $27,055,493 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for foreign currency gain (loss), defaulted bond interest and mixed straddles. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$14,488,014
Capital loss carryforward	$(312,940,018)
Net unrealized depreciation	$(41,755,041)
Other temporary differences	$(7,278,535)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, swap contracts, defaulted bond interest and the timing of recognizing distributions to shareholders.

3   Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2010, the administration fee amounted to $5,520,738. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2010, EVM earned $109,290 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $121,709 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2010. EVD also received distribution and service fees from Advisers Class, Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

13

Eaton Vance Floating-Rate Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect distribution plans for the Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Advisers/Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2010 amounted to $984,777 for Advisers Class shares and $2,643,601 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2010, the Fund paid or accrued to EVD $455,733 and $5,069,923 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2010, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $10,448,000 and $183,543,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2010 amounted to $151,911 and $1,689,975 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2010, the Fund was informed that EVD received approximately $200,000, $69,000 and $116,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended October 31, 2010, increases and decreases in the Fund’s investment in the Portfolio aggregated $2,072,106,542 and $204,474,811, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

14

Eaton Vance Floating-Rate Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended October 31,
Advisers Class	2010	2009

Sales	21,558,922	34,360,507
Issued to shareholders electing to receive payments of distributions in Fund shares	1,889,735	1,692,123
Redemptions	(16,834,640)	(47,679,940)

Net increase (decrease)	6,614,017	(11,627,310)

	Year Ended October 31,
Class A	2010	2009

Sales	69,204,811	53,515,058
Issued to shareholders electing to receive payments of distributions in Fund shares	4,129,493	3,498,974
Redemptions	(56,325,261)	(40,072,369)
Exchange from Class B shares	1,053,379	2,015,779

Net increase	18,062,422	18,957,442

	Year Ended October 31,
Class B	2010	2009

Sales	999,321	577,617
Issued to shareholders electing to receive payments of distributions in Fund shares	193,279	284,177
Redemptions	(1,746,268)	(3,134,852)
Exchange to Class A shares	(1,090,746)	(2,084,741)

Net decrease	(1,644,414)	(4,357,799)

	Year Ended October 31,
Class C	2010	2009

Sales	23,567,429	18,423,107
Issued to shareholders electing to receive payments of distributions in Fund shares	2,033,009	1,960,323
Redemptions	(16,089,324)	(20,441,095)

Net increase (decrease)	9,511,114	(57,665)

	Year Ended October 31,
Class I	2010	2009

Sales	257,316,726	99,007,256
Issued to shareholders electing to receive payments of distributions in Fund shares	3,064,675	1,747,321
Redemptions	(49,795,925)	(47,215,092)

Net increase	210,585,476	53,539,485

For the years ended October 31, 2010 and October 31, 2009, the Fund received $310,632 and $582,998, respectively, in redemption fees.

15

Eaton Vance Floating-Rate Fund as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 21, 2010

16

Eaton Vance Floating-Rate Fund as of October 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

17

Floating Rate Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS

Senior Floating-Rate Interests — 94.0%(1)

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Aerospace and Defense — 1.9%

Booz Allen Hamilton, Inc.
	6,017	Term Loan, 6.00%, Maturing July 31, 2015	$6,048,677
DAE Aviation Holdings, Inc.
	9,639	Term Loan, 4.04%, Maturing July 31, 2014	9,277,762
	10,586	Term Loan, 4.04%, Maturing July 31, 2014	10,188,600
Delos Aircraft, Inc.
	5,142	Term Loan, 7.00%, Maturing March 17, 2016	5,270,866
Doncasters (Dunde HoldCo 4 Ltd.)
	3,586	Term Loan, 4.26%, Maturing July 13, 2015	3,230,528
GBP	657	Term Loan, 4.57%, Maturing July 13, 2015	949,673
	3,586	Term Loan, 4.76%, Maturing July 13, 2015	3,230,529
GBP	657	Term Loan, 5.07%, Maturing July 13, 2015	949,673
DynCorp International, LLC
	6,450	Term Loan, 6.25%, Maturing July 5, 2016	6,497,330
Evergreen International Aviation
	7,126	Term Loan, 10.50%, Maturing October 31, 2011(2)	7,037,290
Hawker Beechcraft Acquisition
	22,525	Term Loan, 2.26%, Maturing March 26, 2014	18,924,361
	1,463	Term Loan, 2.29%, Maturing March 26, 2014	1,228,817
IAP Worldwide Services, Inc.
	5,519	Term Loan, 8.25%, Maturing December 30, 2012(2)	5,422,511
International Lease Finance Co.
	7,633	Term Loan, 6.75%, Maturing March 17, 2015	7,832,371
Spirit AeroSystems, Inc.
	3,710	Term Loan, 3.54%, Maturing September 30, 2016	3,705,737
TransDigm, Inc.
	11,650	Term Loan, 2.27%, Maturing June 23, 2013	11,536,413
Triumph Group, Inc.
	3,217	Term Loan, 4.50%, Maturing June 16, 2016	3,243,075
Vangent, Inc.
	3,299	Term Loan, 2.32%, Maturing February 14, 2013	3,167,325
Wesco Aircraft Hardware Corp.
	6,331	Term Loan, 2.51%, Maturing September 30, 2013	6,286,425
Wyle Laboratories, Inc.
	8,000	Term Loan, 7.75%, Maturing March 25, 2016	8,029,933

			$122,057,896

Air Transport — 0.4%

Delta Air Lines, Inc.
	20,000	Revolving Loan, 0.50%, Maturing April 30, 2012(3)	$19,000,000
	8,311	Term Loan, 2.28%, Maturing April 30, 2012	8,172,172

			$27,172,172

Automotive — 4.4%

Adesa, Inc.
	30,748	Term Loan, 3.01%, Maturing October 18, 2013	$30,055,715
Allison Transmission, Inc.
	42,357	Term Loan, 3.03%, Maturing August 7, 2014	40,738,183
Dayco Products, LLC
	3,000	Term Loan, 6.75%, Maturing November 12, 2012(3)	3,054,000
	314	Term Loan, 10.00%, Maturing November 12, 2012	314,792
	629	Term Loan, 10.00%, Maturing November 12, 2012	629,584
	1,961	Term Loan, 10.50%, Maturing May 13, 2014	1,955,720
	309	Term Loan, 12.50%, Maturing November 13, 2014(2)	302,420
Federal-Mogul Corp.
	32,825	Term Loan, 2.20%, Maturing December 29, 2014	29,219,361
	19,251	Term Loan, 2.20%, Maturing December 28, 2015	17,136,218
Financiere Truck (Investissement)
EUR	1,595	Term Loan, 3.29%, Maturing February 15, 2012	2,002,055
GBP	2,245	Term Loan, 1.53%, Maturing February 15, 2015(3)	3,243,012
Ford Motor Co.
	4,852	Revolving Loan, 1.89%, Maturing December 15, 2013(3)	4,743,227
	23,087	Term Loan, 3.03%, Maturing December 16, 2013	22,823,950
	25,148	Term Loan, 3.04%, Maturing December 16, 2013	24,936,508
Goodyear Tire & Rubber Co.
	45,656	Term Loan - Second Lien, 2.21%, Maturing April 30, 2014	44,038,719
HHI Holdings, LLC
	3,200	Term Loan, 9.75%, Maturing March 30, 2015	3,248,000
Keystone Automotive Operations, Inc.
	6,771	Term Loan, 3.79%, Maturing January 12, 2012	5,755,296
Metaldyne Co. LLC
	13,125	Term Loan, 7.75%, Maturing October 28, 2016	13,239,844
Pinafore, LLC
	9,000	Term Loan, 6.50%, Maturing September 29, 2015	9,022,500
Tenneco Automotive, Inc.
	5,550	Term Loan, 5.26%, Maturing March 17, 2014	5,586,352
TI Automotive, Ltd.
	4,500	Term Loan, 9.50%, Maturing July 1, 2016	4,556,250
TriMas Corp.
	1,391	Term Loan, 6.00%, Maturing August 2, 2011	1,394,101
	8,678	Term Loan, 6.00%, Maturing December 15, 2015	8,699,194
United Components, Inc.
	9,750	Term Loan, 6.25%, Maturing March 23, 2017	9,852,375

			$286,547,376

Beverage and Tobacco — 0.2%

Culligan International Co.
	6,836	Term Loan, 2.51%, Maturing November 24, 2012	$5,595,327

See notes to financial statements

18

Floating Rate Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Beverage and Tobacco (continued)

Maine Beverage Co., LLC
	1,336	Term Loan, 2.04%, Maturing March 31, 2013	$1,285,625
Van Houtte, Inc.
	448	Term Loan, 2.79%, Maturing July 19, 2014	444,068
	3,284	Term Loan, 2.79%, Maturing July 19, 2014	3,256,502

			$10,581,522

Building and Development — 1.8%

401 North Wabash Venture, LLC
	9,914	Term Loan, 6.80%, Maturing July 27, 2012	$7,633,824
Beacon Sales Acquisition, Inc.
	6,059	Term Loan, 2.28%, Maturing September 30, 2013	5,771,124
Brickman Group Holdings, Inc.
	14,075	Term Loan, 7.25%, Maturing October 14, 2016	14,242,155
Building Materials Corp. of America
	7,009	Term Loan, 3.06%, Maturing February 24, 2014	6,969,269
Contech Construction Products
	1,767	Term Loan, 6.25%, Maturing January 31, 2013	1,551,800
Forestar USA Real Estate Group, Inc.
	1,675	Revolving Loan, 1.18%, Maturing December 1, 2010(3)	1,574,712
	13,570	Term Loan, 6.50%, Maturing December 1, 2010	13,298,540
Lafarge Roofing
	1,609	Term Loan, 3.25%, Maturing March 16, 2015(2)	1,215,553
EUR	2,890	Term Loan, 3.25%, Maturing April 16, 2015(2)	3,031,141
EUR	1,914	Term Loan, 5.00%, Maturing April 16, 2015(2)	2,179,721
Materis
EUR	2,117	Term Loan, 3.71%, Maturing April 27, 2014	2,480,583
EUR	2,322	Term Loan, 3.77%, Maturing April 27, 2015	2,720,249
NCI Building Systems, Inc.
	3,392	Term Loan, 8.00%, Maturing April 18, 2014	3,270,989
November 2005 Land Investors, LLC
	610	Term Loan, 0.00%, Maturing March 31, 2011(4)	128,033
Panolam Industries Holdings, Inc.
	10,289	Term Loan, 8.25%, Maturing December 31, 2013	9,499,941
RE/MAX International, Inc.
	13,831	Term Loan, 5.50%, Maturing April 15, 2016	13,873,720
Realogy Corp.
	1,412	Term Loan, 3.26%, Maturing October 10, 2013	1,286,213
	10,357	Term Loan, 3.26%, Maturing October 10, 2013	9,435,993
South Edge, LLC
	8,795	Term Loan, 0.00%, Maturing October 31, 2009(5)	4,177,455
Standard Pacific Corp.
	4,680	Term Loan, 2.12%, Maturing May 5, 2013	4,258,800
WCI Communities, Inc.
	2,206	Term Loan, 11.00%, Maturing September 3, 2014	2,200,729
	4,126	Term Loan, 10.00%, Maturing September 2, 2016(2)	3,988,258

			$114,788,802

Business Equipment and Services — 7.3%

Activant Solutions, Inc.
	9,920	Term Loan, 2.31%, Maturing May 2, 2013	$9,589,612
Acxiom Corp.
	8,728	Term Loan, 3.29%, Maturing March 15, 2015	8,749,343
Advantage Sales & Marketing, Inc.
	12,440	Term Loan, 5.00%, Maturing May 5, 2016	12,436,884
	1,500	Term Loan - Second Lien, 8.50%, Maturing May 5, 2017	1,503,750
Affinion Group, Inc.
	26,591	Term Loan, 5.00%, Maturing October 10, 2016	26,292,222
Allied Barton Security Services
	994	Term Loan, 7.75%, Maturing February 18, 2015	998,977
Dealer Computer Services, Inc.
	18,049	Term Loan, 5.25%, Maturing April 21, 2017	18,069,953
Education Management, LLC
	19,822	Term Loan, 2.06%, Maturing June 3, 2013	18,464,418
Evertec, Inc.
	4,000	Term Loan, 7.50%, Maturing August 27, 2016	3,990,000
Fifth Third Processing Solution
	7,150	Term Loan, Maturing November 1, 2016(6)	7,078,500
First American Corp.
	6,708	Term Loan, 4.75%, Maturing April 12, 2016	6,754,306
Infogroup, Inc.
	5,362	Term Loan, 6.25%, Maturing July 1, 2016	5,397,308
iPayment, Inc.
	22,424	Term Loan, 2.28%, Maturing May 10, 2013	21,247,106
Kronos, Inc.
	13,643	Term Loan, 2.04%, Maturing June 11, 2014	13,370,289
Language Line, Inc.
	14,726	Term Loan, 5.50%, Maturing November 4, 2015	14,606,630
Mitchell International, Inc.
	1,969	Term Loan, 2.31%, Maturing March 28, 2014	1,841,994
	1,500	Term Loan - Second Lien, 5.56%, Maturing March 30, 2015	1,314,375
NE Customer Service
	15,580	Term Loan, 6.00%, Maturing March 23, 2016	15,487,163
Protection One Alarm Monitor, Inc.
	10,661	Term Loan, 6.00%, Maturing May 16, 2016	10,687,464
Quantum Corp.
	3,622	Term Loan, 3.77%, Maturing July 14, 2014	3,431,712

See notes to financial statements

19

Floating Rate Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Business Equipment and Services (continued)

Quintiles Transnational Corp.
	10,000	Revolving Loan, 0.25%, Maturing March 31, 2012(3)	$9,798,000
	17,775	Term Loan, 2.29%, Maturing March 29, 2013	17,597,686
Sabre, Inc.
	40,944	Term Loan, 2.27%, Maturing September 30, 2014	38,975,886
SafeNet, Inc.
	14,612	Term Loan, 2.76%, Maturing April 12, 2014	14,037,115
Serena Software, Inc.
	8,010	Term Loan, 2.29%, Maturing March 10, 2013	7,809,692
Sitel (Client Logic)
	9,682	Term Loan, 5.79%, Maturing January 30, 2014	8,871,453
EUR	569	Term Loan, 6.35%, Maturing January 30, 2014	735,085
Solera Holdings, LLC
	3,717	Term Loan, 2.06%, Maturing May 16, 2014	3,620,619
EUR	2,938	Term Loan, 2.69%, Maturing May 16, 2014	4,038,432
SunGard Data Systems, Inc.
	17,576	Term Loan, 2.01%, Maturing February 28, 2014	17,128,411
	3,406	Term Loan, 6.75%, Maturing February 28, 2014	3,425,872
	58,904	Term Loan, 4.03%, Maturing February 26, 2016	58,306,142
TransUnion, LLC
	10,150	Term Loan, 6.75%, Maturing June 15, 2017	10,343,044
Transaction Network Service, Inc.
	2,385	Term Loan, 6.00%, Maturing November 18, 2015	2,401,010
Travelport, LLC
	499	Term Loan, Maturing August 23, 2013(6)	492,844
	6,614	Term Loan, 4.79%, Maturing August 21, 2015	6,540,637
	14,545	Term Loan, 4.96%, Maturing August 21, 2015	14,393,918
	19,549	Term Loan, 4.96%, Maturing August 21, 2015	19,332,738
EUR	2,106	Term Loan, 5.33%, Maturing August 21, 2015	2,887,893
Valassis Communications, Inc.
	2,719	Term Loan, 2.54%, Maturing March 2, 2014	2,702,988
West Corp.
	2,707	Term Loan, 2.63%, Maturing October 24, 2013	2,660,896
	6,652	Term Loan, 4.51%, Maturing July 15, 2016	6,637,656
	18,437	Term Loan, 4.51%, Maturing July 15, 2016	18,374,291

			$472,424,314

Cable and Satellite Television — 7.3%

Atlantic Broadband Finance, LLC
	512	Term Loan, 2.54%, Maturing September 1, 2011	$509,454
	13,768	Term Loan, 6.75%, Maturing May 31, 2013	13,848,681
Bresnan Broadband Holdings, LLC
	1,478	Term Loan, 2.26%, Maturing June 30, 2013	1,471,266
	15,318	Term Loan, 2.26%, Maturing March 29, 2014	15,253,600
Cequel Communications, LLC
	39,947	Term Loan, 2.26%, Maturing November 5, 2013	39,479,033
Charter Communications Operating, LLC
	63,633	Term Loan, 2.26%, Maturing March 6, 2014	62,539,047
	16,489	Term Loan, 3.54%, Maturing September 6, 2016	16,214,866
CSC Holdings, Inc.
	1,465	Term Loan, 2.01%, Maturing March 29, 2016	1,453,469
	15,612	Term Loan, 2.01%, Maturing March 29, 2016	15,336,641
CW Media Holdings, Inc.
	4,419	Term Loan, 3.26%, Maturing February 16, 2015	4,410,874
FoxCo Acquisition Sub, LLC
	11,173	Term Loan, 7.50%, Maturing July 14, 2015	11,089,610
Insight Midwest Holdings, LLC
	25,573	Term Loan, 2.02%, Maturing April 7, 2014	24,746,102
Kabel BW GmbH and Co.
EUR	1,500	Term Loan, 3.35%, Maturing June 9, 2014	2,070,178
EUR	1,500	Term Loan, 3.85%, Maturing June 9, 2015	2,070,178
Kabel Deutschland GmbH
EUR	4,000	Term Loan, 3.10%, Maturing March 31, 2014	5,525,446
EUR	10,250	Term Loan, 4.10%, Maturing March 31, 2014	14,209,486
MCC Iowa, LLC
	7,577	Term Loan, 2.00%, Maturing January 31, 2015	7,255,019
	7,700	Term Loan, 2.00%, Maturing January 31, 2015	7,372,750
Mediacom Broadband, LLC
	10,249	Term Loan, 4.50%, Maturing October 23, 2017	10,163,905
Mediacom Illinois, LLC
	19,144	Term Loan, 2.00%, Maturing January 31, 2015	18,175,197
	2,970	Term Loan, 5.50%, Maturing March 31, 2017	2,949,581
Mediacom, LLC
	10,485	Term Loan, 4.50%, Maturing October 23, 2017	10,327,725
Midcontinent Communications
	6,000	Term Loan, 6.25%, Maturing December 31, 2016	6,030,000
ProSiebenSat.1 Media AG
EUR	2,605	Term Loan, 2.39%, Maturing July 2, 2014	3,315,742
EUR	8,860	Term Loan, 2.39%, Maturing July 2, 2014	11,276,770
EUR	2,020	Term Loan, 3.52%, Maturing March 6, 2015	2,260,960
EUR	24,471	Term Loan, 2.77%, Maturing June 26, 2015	31,376,664
EUR	1,085	Term Loan, 2.77%, Maturing July 3, 2015	1,390,685
EUR	2,020	Term Loan, 3.77%, Maturing March 4, 2016	2,260,960
UPC Broadband Holding B.V.
	20,842	Term Loan, 4.25%, Maturing December 30, 2016	20,399,553
EUR	21,765	Term Loan, 4.37%, Maturing December 31, 2016	28,716,563
	9,793	Term Loan, 4.25%, Maturing December 29, 2017	9,545,111
EUR	10,790	Term Loan, 4.62%, Maturing December 31, 2017	14,264,532
Virgin Media Investment Holding
GBP	2,000	Term Loan, Maturing June 30, 2015(6)	3,194,287
GBP	19,000	Term Loan, 4.78%, Maturing December 31, 2015	30,352,695

See notes to financial statements

20

Floating Rate Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Cable and Satellite Television (continued)

YPSO Holding SA
EUR	3,193	Term Loan, 4.60%, Maturing June 16, 2014(2)	$3,595,057
EUR	5,209	Term Loan, 4.60%, Maturing June 16, 2014(2)	5,865,620
EUR	9,273	Term Loan, 4.60%, Maturing June 16, 2014(2)	10,441,708
EUR	1,000	Term Loan, Maturing December 31, 2015(6)	1,125,144

			$471,884,159

Chemicals and Plastics — 5.2%

Arizona Chemical, Inc.
EUR	2,535	Term Loan, 3.14%, Maturing February 26, 2013	$3,528,663
Brenntag Holding GmbH and Co. KG
	10,152	Term Loan, 4.02%, Maturing January 20, 2014	10,228,487
	1,824	Term Loan, 4.03%, Maturing January 20, 2014	1,837,728
EUR	4,233	Term Loan, 4.55%, Maturing January 20, 2014	5,899,028
GBP	1,200	Term Loan, 4.66%, Maturing January 20, 2014	1,913,207
EUR	1,057	Term Loan, Maturing January 20, 2014(6)	1,449,232
EUR	828	Term Loan, Maturing January 19, 2015(6)	1,154,481
EUR	32	Term Loan - Second Lien, 7.19%, Maturing July 17, 2015	45,178
EUR	230	Term Loan - Second Lien, 7.19%, Maturing July 17, 2015	323,774
British Vita UK, Ltd.
EUR	997	Term Loan, 6.19%, Maturing June 30, 2014(2)	1,380,780
Celanese Holdings, LLC
	11,787	Term Loan, 1.76%, Maturing April 2, 2014	11,646,835
	1,761	Term Loan, 1.79%, Maturing April 2, 2014	1,744,269
	5,080	Term Loan, 3.29%, Maturing October 31, 2016	5,111,175
EUR	681	Term Loan, 3.85%, Maturing October 31, 2016	948,033
Chemtura Corp.
	4,200	DIP Loan, 6.00%, Maturing February 11, 2011	4,210,500
	4,200	Term Loan, 5.50%, Maturing August 27, 2016	4,237,624
Cognis GmbH
EUR	1,249	Term Loan, 2.88%, Maturing September 16, 2013	1,724,421
EUR	4,276	Term Loan, 2.88%, Maturing September 16, 2013	5,906,225
Columbian Chemicals Acquisition
	8,513	Term Loan, 6.31%, Maturing March 16, 2013	8,427,411
Hexion Specialty Chemicals, Inc.
	12,500	Term Loan, 2.25%, Maturing May 5, 2013	11,406,250
	968	Term Loan, 4.06%, Maturing May 5, 2015	940,894
	6,413	Term Loan, 4.06%, Maturing May 5, 2015	6,268,589
	12,298	Term Loan, 4.06%, Maturing May 5, 2015	12,020,979
	1,198	Term Loan, 4.19%, Maturing May 5, 2015	1,171,160
EUR	1,094	Term Loan, 4.63%, Maturing May 5, 2015	1,423,287
Huish Detergents, Inc.
	1,985	Term Loan, 2.01%, Maturing April 26, 2014	1,907,712
Huntsman International, LLC
	19,876	Term Loan, 1.78%, Maturing April 21, 2014	19,433,817
	4,333	Term Loan, 2.52%, Maturing June 30, 2016	4,254,209
INEOS Group
	712	Term Loan, 7.00%, Maturing December 14, 2012	732,148
EUR	9,912	Term Loan, 7.50%, Maturing December 16, 2013	14,015,128
	19,692	Term Loan, 7.50%, Maturing December 16, 2013	20,167,450
EUR	7,147	Term Loan, 8.00%, Maturing December 16, 2014	10,105,658
	19,839	Term Loan, 8.00%, Maturing December 16, 2014	20,318,439
ISP Chemco, Inc.
	8,429	Term Loan, 1.81%, Maturing June 4, 2014	8,247,084
Kraton Polymers, LLC
	10,899	Term Loan, 2.31%, Maturing May 13, 2013	10,677,751
Lyondell Chemical Co.
	8,454	Term Loan, 5.50%, Maturing April 8, 2016	8,535,713
MacDermid, Inc.
	5,978	Term Loan, 2.26%, Maturing April 12, 2014	5,708,798
Millenium Inorganic Chemicals
	14,790	Term Loan, 2.54%, Maturing May 15, 2014	14,207,928
Momentive Performance Material
	4,850	Term Loan, 2.50%, Maturing December 4, 2013	4,736,161
	10,460	Term Loan, 2.56%, Maturing December 4, 2013	10,214,331
Nalco Co.
	11,625	Term Loan, 4.50%, Maturing October 5, 2017	11,773,951
Omnova Solutions, Inc.
	6,200	Term Loan, Maturing April 12, 2017(6)	6,234,875
Rockwood Specialties Group, Inc.
EUR	522	Term Loan, 5.00%, Maturing July 29, 2011	719,875
	23,138	Term Loan, 6.00%, Maturing May 15, 2014	23,196,284
Solutia, Inc.
	5,000	Revolving Loan, 0.98%, Maturing March 12, 2015(3)	4,650,000
	18,894	Term Loan, 4.75%, Maturing March 17, 2017	19,059,209
Styron S.A.R.L.
	16,665	Term Loan, 7.50%, Maturing June 17, 2016	16,971,951

			$340,816,682

Clothing / Textiles — 0.4%

Hanesbrands, Inc.
	7,831	Term Loan, 5.25%, Maturing December 10, 2015	$7,932,762
Phillips Van Heusen Corp.
	7,712	Term Loan, 4.75%, Maturing May 6, 2016	7,791,327
EUR	6,009	Term Loan, 5.00%, Maturing May 6, 2016	8,363,886

			$24,087,975

See notes to financial statements

21

Floating Rate Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Conglomerates — 2.5%

Aquilex Holdings, LLC
	1,990	Term Loan, 5.50%, Maturing April 1, 2016	$1,972,588
Gentek
	4,575	Term Loan, 6.75%, Maturing October 6, 2015	4,626,469
Goodman Global Holdings, Inc.
	14,400	Term Loan, Maturing October 28, 2016(6)	14,614,200
Jarden Corp.
	10,358	Term Loan, 3.52%, Maturing January 26, 2015	10,378,523
Johnson Diversey, Inc.
	4,817	Term Loan, 5.50%, Maturing November 24, 2015	4,865,328
Manitowoc Company, Inc. (The)
	11,203	Term Loan, 5.31%, Maturing November 6, 2013	11,114,824
	6,596	Term Loan, 8.00%, Maturing November 6, 2014	6,621,280
Polymer Group, Inc.
	1,565	Term Loan, 2.51%, Maturing November 22, 2012	1,565,836
	15,521	Term Loan, 7.00%, Maturing November 24, 2014	15,540,411
RBS Global, Inc.
	6,438	Term Loan, 2.56%, Maturing July 19, 2013	6,223,536
	26,366	Term Loan, 2.81%, Maturing July 19, 2013	25,673,456
RGIS Holdings, LLC
	15,801	Term Loan, 2.78%, Maturing April 30, 2014	14,615,735
	790	Term Loan, 2.79%, Maturing April 30, 2014	730,787
Service Master Co.
	1,537	Term Loan, 2.76%, Maturing July 24, 2014	1,461,614
	15,432	Term Loan, 2.77%, Maturing July 24, 2014	14,677,043
US Investigations Services, Inc.
	14,541	Term Loan, 3.29%, Maturing February 21, 2015	13,613,690
	5,561	Term Loan, 7.75%, Maturing February 21, 2015	5,588,868
Vertrue, Inc.
	6,309	Term Loan, 3.29%, Maturing August 16, 2014	5,678,450

			$159,562,638

Containers and Glass Products — 3.0%

Berry Plastics Corp.
	22,178	Term Loan, 2.38%, Maturing April 3, 2015	$20,943,093
BWAY Corp.
	5,837	Term Loan, 5.52%, Maturing June 16, 2017	5,862,336
	547	Term Loan, 5.56%, Maturing June 16, 2017	549,594
Consolidated Container Co.
	15,414	Term Loan, 2.50%, Maturing March 28, 2014	14,592,078
Crown Americas, Inc.
	598	Term Loan, 2.01%, Maturing November 15, 2012	594,775
EUR	1,744	Term Loan, 2.52%, Maturing November 15, 2012	2,391,005
Graham Packaging Holdings Co.
	20,939	Term Loan, 6.75%, Maturing April 5, 2014	21,151,740
	11,950	Term Loan, 6.00%, Maturing September 23, 2016	12,088,178
Graphic Packaging International, Inc.
	24,113	Term Loan, 2.29%, Maturing May 16, 2014	23,701,681
	6,071	Term Loan, 3.04%, Maturing May 16, 2014	6,031,454
JSG Acquisitions
EUR	1,069	Term Loan, 4.24%, Maturing December 31, 2014	1,480,819
EUR	1,060	Term Loan, 4.43%, Maturing December 31, 2014	1,468,528
OI European Group B.V.
EUR	11,939	Term Loan, 2.24%, Maturing June 14, 2013	16,145,224
Reynolds Group Holdings, Inc.
	8,000	Term Loan, 2.25%, Maturing August 6, 2015(3)	8,026,000
	15,517	Term Loan, 2.38%, Maturing May 5, 2016(3)	15,654,929
	19,272	Term Loan, 6.25%, Maturing May 5, 2016	19,416,514
	12,591	Term Loan, 6.75%, Maturing May 5, 2016	12,712,927
Smurfit-Stone Container Corp.
	15,087	Term Loan, 6.75%, Maturing February 22, 2016	15,253,146

			$198,064,021

Cosmetics / Toiletries — 1.1%

Alliance Boots Holdings, Ltd.
GBP	15,000	Term Loan, 3.56%, Maturing July 5, 2015	$21,748,910
EUR	13,000	Term Loan, 3.80%, Maturing July 5, 2015	16,866,451
American Safety Razor Co.
	5	Term Loan, 8.75%, Maturing July 31, 2013(2)	5,140
Bausch & Lomb, Inc.
	2,945	Term Loan, 3.51%, Maturing April 24, 2015	2,877,823
	14,141	Term Loan, 3.53%, Maturing April 24, 2015	13,816,284
Prestige Brands, Inc.
	15,843	Term Loan, 5.50%, Maturing March 24, 2016	15,971,501

			$71,286,109

Drugs — 1.1%

Graceway Pharmaceuticals, LLC
	12,062	Term Loan, 5.01%, Maturing May 3, 2012	$7,377,952
Pharmaceutical Holdings Corp.
	808	Term Loan, 4.54%, Maturing January 30, 2012	800,021
Valeant Pharmaceuticals
	5,700	Term Loan, 4.55%, Maturing September 27, 2016(3)	5,763,772
Warner Chilcott Corp.
	7,522	Term Loan, 6.00%, Maturing October 30, 2014	7,525,103
	5,919	Term Loan, 6.25%, Maturing April 30, 2015	5,951,029
	7,195	Term Loan, 6.25%, Maturing April 30, 2015	7,237,076
	11,942	Term Loan, 6.25%, Maturing April 30, 2015	12,011,431
	3,021	Term Loan, 6.50%, Maturing February 22, 2016	3,042,142
	9,304	Term Loan, 6.50%, Maturing February 22, 2016	9,384,713

See notes to financial statements

22

Floating Rate Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Drugs (continued)

WC Luxco Sarl
	11,500	Term Loan, 4.51%, Maturing August 20, 2014	$11,492,813

			$70,586,052

Ecological Services and Equipment — 0.5%

BakerCorp.
	2,806	Term Loan, 4.84%, Maturing May 8, 2014	$2,745,284
Big Dumpster Merger Sub, Inc.
	1,614	Term Loan, 2.51%, Maturing February 5, 2013	1,197,435
Environmental Systems Products Holdings, Inc.
	357	Term Loan - Second Lien, 13.50%, Maturing September 12, 2014	312,363
Kemble Water Structure, Ltd.
GBP	14,400	Term Loan - Second Lien, 5.03%, Maturing October 13, 2013	22,150,900
Sensus Metering Systems, Inc.
	7,317	Term Loan, 7.00%, Maturing June 3, 2013	7,362,337
Synagro Technologies, Inc.
	995	Term Loan, 2.26%, Maturing April 2, 2014	865,527
Wastequip, Inc.
	679	Term Loan, 2.51%, Maturing February 5, 2013	504,183

			$35,138,029

Electronics / Electrical — 3.1%

Aspect Software, Inc.
	19,587	Term Loan, 6.25%, Maturing April 19, 2016	$19,570,422
Baldor Electric Co.
	824	Term Loan, 5.25%, Maturing January 31, 2014	831,369
Christie/Aix, Inc.
	5,179	Term Loan, 5.25%, Maturing April 29, 2016	5,153,262
Fairchild Semiconductor Corp.
	10,688	Term Loan, 1.81%, Maturing June 26, 2013	10,581,153
FCI International S.A.S.
	552	Term Loan, 3.66%, Maturing November 1, 2013	531,734
	573	Term Loan, 3.66%, Maturing November 1, 2013	552,324
	750	Term Loan, 3.91%, Maturing November 1, 2013	722,705
	552	Term Loan, 3.66%, Maturing October 31, 2014	531,734
	573	Term Loan, 3.66%, Maturing October 31, 2014	552,324
Freescale Semiconductor, Inc.
	26,314	Term Loan, 4.51%, Maturing December 1, 2016	24,822,508
Infor Enterprise Solutions Holdings
EUR	2,887	Term Loan, 5.80%, Maturing July 28, 2015	3,647,082
	7,099	Term Loan, 6.01%, Maturing July 28, 2015	6,575,404
	19,124	Term Loan, 6.01%, Maturing July 28, 2015	17,797,402
Microsemi Corp.
	6,725	Term Loan, Maturing November 2, 2017(6)	6,807,664
Network Solutions, LLC
	9,709	Term Loan, 2.52%, Maturing March 7, 2014	9,199,689
Open Solutions, Inc.
	10,028	Term Loan, 2.42%, Maturing January 23, 2014	8,534,225
RBS Worldpay, Inc.
GBP	5,000	Term Loan, Maturing October 2, 2017(6)	8,059,825
	3,500	Term Loan, Maturing October 15, 2017(6)	3,527,345
Sensata Technologies Finance Co.
	22,757	Term Loan, 2.04%, Maturing April 26, 2013	22,222,077
Shield Finance Co. S.A.R.L.
	6,278	Term Loan, 7.75%, Maturing June 15, 2016	6,277,562
Spansion, LLC
	9,858	Term Loan, 7.50%, Maturing January 8, 2015	9,964,773
Spectrum Brands, Inc.
	23,425	Term Loan, 8.00%, Maturing June 16, 2016	23,930,113
SS&C Technologies, Inc.
	2,650	Term Loan, 2.28%, Maturing November 23, 2012	2,616,711
VeriFone, Inc.
	1,819	Term Loan, 3.01%, Maturing October 31, 2013	1,809,961
Vertafore, Inc.
	6,708	Term Loan, 6.75%, Maturing July 29, 2016	6,743,405

			$201,562,773

Equipment Leasing — 0.0%(10)

Hertz Corp.
	8	Term Loan, 2.01%, Maturing December 21, 2012	$7,784
	835	Term Loan, 2.09%, Maturing December 21, 2012	828,968

			$836,752

Farming / Agriculture — 0.3%

CF Industries, Inc.
	7,792	Term Loan, 4.50%, Maturing April 6, 2015	$7,864,610
Wm. Bolthouse Farms, Inc.
	13,433	Term Loan, 5.50%, Maturing February 11, 2016	13,452,649

			$21,317,259

Financial Intermediaries — 2.9%

Asset Acceptance Capital Corp.
	8,887	Term Loan, 3.80%, Maturing June 5, 2013	$8,605,219
Citco III, Ltd.
	18,775	Term Loan, 4.75%, Maturing May 30, 2014	18,071,414

See notes to financial statements

23

Floating Rate Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Financial Intermediaries (continued)

E.A. Viner International Co.
	276	Term Loan, 4.79%, Maturing July 31, 2013	$267,759
Fidelity National Information Services, Inc.
	17,550	Term Loan, 5.25%, Maturing July 18, 2016	17,766,181
First Data Corp.
	3,333	Term Loan, 3.01%, Maturing September 24, 2014	3,001,703
	3,803	Term Loan, 3.01%, Maturing September 24, 2014	3,425,512
	5,715	Term Loan, 3.01%, Maturing September 24, 2014	5,147,675
Grosvenor Capital Management
	8,974	Term Loan, 4.31%, Maturing December 5, 2016	8,861,914
Interactive Data Corp.
	10,474	Term Loan, 6.75%, Maturing January 27, 2017	10,664,634
Jupiter Asset Management Group
GBP	2,841	Term Loan, 4.70%, Maturing March 17, 2015	4,354,318
LPL Holdings, Inc.
	7,761	Term Loan, 2.04%, Maturing June 28, 2013	7,725,052
	24,428	Term Loan, 4.25%, Maturing June 25, 2015	24,351,875
	15,920	Term Loan, 5.25%, Maturing June 28, 2017	15,890,150
MSCI, Inc.
	24,140	Term Loan, 4.75%, Maturing June 1, 2016	24,316,780
Nuveen Investments, Inc.
	25,438	Term Loan, 3.29%, Maturing November 13, 2014	23,893,453
Oxford Acquisition III, Ltd.
	7,042	Term Loan, 2.04%, Maturing May 12, 2014	6,466,833
RJO Holdings Corp. (RJ O’Brien)
	4,085	Term Loan, 5.26%, Maturing July 12, 2014(2)	2,716,386

			$185,526,858

Food Products — 2.4%

Acosta, Inc.
	16,738	Term Loan, 2.51%, Maturing July 28, 2013	$16,423,993
American Seafoods Group, LLC
	10,709	Term Loan, 5.50%, Maturing May 7, 2015	10,719,213
Autobar BV
EUR	424	Term Loan, Maturing October 6, 2017(6)	593,453
EUR	2,576	Term Loan, Maturing October 6, 2017(6)	3,608,043
B&G Foods, Inc.
	1,500	Term Loan, 2.30%, Maturing February 26, 2013	1,491,875
BL Marketing, Ltd.
GBP	3,500	Term Loan, 2.79%, Maturing December 31, 2013	5,339,033
GBP	2,500	Term Loan - Second Lien, 5.53%, Maturing June 30, 2015	3,753,006
Dean Foods Co.
	26,259	Term Loan, 1.79%, Maturing April 2, 2014	25,560,045
Dole Foods Company, Inc.
	6,629	Term Loan, 5.04%, Maturing March 2, 2017	6,677,494
	2,669	Term Loan, 5.06%, Maturing March 2, 2017	2,688,472
Liberator Midco, Ltd.
	2,000	Term Loan, Maturing April 30, 2016(6)	2,013,000
Lion Polaris S.A.S
EUR	2,837	Term Loan, 5.82%, Maturing October 31, 2017	3,981,306
Mafco Worldwide Corp.
	881	Term Loan, 2.26%, Maturing December 8, 2011	863,656
Michael Foods Holdings, Inc.
	5,262	Term Loan, 6.25%, Maturing June 29, 2016	5,340,740
Picard
EUR	1,663	Term Loan, 5.82%, Maturing September 14, 2017	2,332,371
Pierre Foods, Inc.
	14,825	Term Loan, 7.00%, Maturing September 30, 2016	14,695,281
Pinnacle Foods Finance, LLC
	4,000	Revolving Loan, 0.87%, Maturing April 2, 2013(3)	3,640,000
	36,672	Term Loan, 2.76%, Maturing April 2, 2014	35,778,095
	6,883	Term Loan, 6.00%, Maturing April 2, 2014	6,968,784
United Biscuits
GBP	2,000	Term Loan, 3.07%, Maturing December 15, 2014	3,125,921
GBP	1,500	Term Loan - Second Lien, 5.04%, Maturing June 15, 2016	2,301,377

			$157,895,158

Food Service — 3.7%

AFC Enterprises, Inc.
	1,209	Term Loan, 7.00%, Maturing May 11, 2013	$1,213,827
Aramark Corp.
	963	Term Loan, 2.16%, Maturing January 26, 2014	885,500
	26,179	Term Loan, 2.16%, Maturing January 27, 2014	25,519,361
	3,028	Term Loan, 2.28%, Maturing January 27, 2014	2,951,629
	4,018	Term Loan, 3.36%, Maturing July 26, 2016	3,995,837
	40,872	Term Loan, 3.54%, Maturing July 26, 2016	40,642,499
Buffets, Inc.
	9,160	Term Loan, 12.00%, Maturing April 21, 2015(2)	8,598,957
	1,140	Term Loan, 7.39%, Maturing April 22, 2015(2)	884,806
Burger King Corp.
	44,575	Term Loan, 6.25%, Maturing October 19, 2016	45,037,466
EUR	3,000	Term Loan, Maturing October 19, 2016(6)	4,214,545
CBRL Group, Inc.
	366	Term Loan, 1.96%, Maturing April 29, 2013	362,494
	3,599	Term Loan, 1.96%, Maturing April 29, 2013	3,566,121
	221	Term Loan, 2.96%, Maturing April 27, 2016	219,402
	2,299	Term Loan, 2.96%, Maturing April 27, 2016	2,280,551

See notes to financial statements

24

Floating Rate Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Food Service (continued)

Denny’s, Inc.
	10,875	Term Loan, 6.50%, Maturing September 20, 2016	$10,908,984
DineEquity, Inc.
	21,000	Term Loan, 6.00%, Maturing October 19, 2017	21,245,007
JRD Holdings, Inc.
	3,459	Term Loan, 2.51%, Maturing July 2, 2014	3,372,375
OSI Restaurant Partners, LLC
	2,157	Term Loan, 3.90%, Maturing June 14, 2013	2,032,055
	23,340	Term Loan, 2.63%, Maturing June 14, 2014	21,988,613
QCE Finance, LLC
	9,586	Term Loan, 5.06%, Maturing May 5, 2013	8,300,643
Sagittarius Restaurants, LLC
	10,253	Term Loan, 7.50%, Maturing May 18, 2015	10,259,377
Selecta
CHF	18,405	Term Loan, 2.45%, Maturing July 2, 2015	16,115,900
SSP Financing, Ltd.
	5,115	Term Loan, 1.29%, Maturing December 17, 2016	3,961,259
Wendy’s/Arby’s Restaurants, LLC
	3,416	Term Loan, 5.00%, Maturing May 24, 2017	3,439,570

			$241,996,778

Food / Drug Retailers — 2.7%

General Nutrition Centers, Inc.
	38,213	Term Loan, 2.53%, Maturing September 16, 2013	$37,352,857
NBTY, Inc.
	29,750	Term Loan, 6.25%, Maturing October 2, 2017	30,177,537
Pantry, Inc. (The)
	61	Term Loan, 2.01%, Maturing May 15, 2014	58,647
	6,638	Term Loan, 2.01%, Maturing May 15, 2014	6,372,344
Rite Aid Corp.
	43,718	Term Loan, 2.01%, Maturing June 4, 2014	39,462,906
	13,811	Term Loan, 6.00%, Maturing June 4, 2014	13,715,903
Roundy’s Supermarkets, Inc.
	40,323	Term Loan, 7.00%, Maturing November 3, 2013	40,499,550
	2,500	Term Loan - Second Lien, 10.00%, Maturing April 18, 2016	2,554,688
Supervalu, Inc.
	2,897	Term Loan, 1.54%, Maturing June 1, 2012	2,824,610
	849	Term Loan, 3.04%, Maturing October 5, 2015	827,547

			$173,846,589

Forest Products — 0.9%

Georgia-Pacific Corp.
	5,421	Term Loan, 2.29%, Maturing December 20, 2012	$5,422,335
	39,849	Term Loan, 2.29%, Maturing December 21, 2012	39,855,782
	10,414	Term Loan, 3.54%, Maturing December 23, 2014	10,450,890

			$55,729,007

Health Care — 11.3%

1-800-Contacts, Inc.
	7,940	Term Loan, 7.70%, Maturing March 4, 2015	$7,900,238
Alliance Healthcare Services
	11,837	Term Loan, 5.50%, Maturing June 1, 2016	11,759,307
American Medical Systems
	257	Term Loan, 2.56%, Maturing July 20, 2012	250,191
AMR Holdco, Inc.
	4,938	Term Loan, 3.26%, Maturing April 8, 2015	4,943,672
Ardent Medical Services, Inc.
	7,587	Term Loan, 6.50%, Maturing September 15, 2015	7,539,457
Aveta Holdings LLC
	4,283	Term Loan, 8.00%, Maturing April 14, 2015	4,189,432
	4,283	Term Loan, 8.00%, Maturing April 14, 2015	4,189,432
Biomet, Inc.
	45,864	Term Loan, 3.28%, Maturing March 25, 2015	45,284,672
EUR	2,885	Term Loan, 3.81%, Maturing March 25, 2015	3,912,520
Cardinal Health 409, Inc.
	15,401	Term Loan, 2.51%, Maturing April 10, 2014	14,473,427
Carestream Health, Inc.
	16,389	Term Loan, 2.26%, Maturing April 30, 2013	16,053,239
Carl Zeiss Vision Holding GmbH
EUR	7,534	Term Loan, 2.24%, Maturing October 24, 2014	9,201,244
EUR	837	Term Loan, 4.00%, Maturing September 30, 2019	854,880
CDRL MS, Inc.
	5,000	Term Loan, 6.75%, Maturing September 29, 2016	5,040,625
Community Health Systems, Inc.
	3,120	Term Loan, 2.55%, Maturing July 25, 2014	3,065,516
	80,441	Term Loan, 2.55%, Maturing July 25, 2014	79,033,628
Concentra, Inc.
	6,607	Term Loan, 2.54%, Maturing June 25, 2014	6,425,756
Convatec Cidron
EUR	1,998	Term Loan, 4.12%, Maturing August 1, 2015	2,696,745
CRC Health Corp.
	1,838	Term Loan, 2.54%, Maturing February 6, 2013	1,755,430
	3,705	Term Loan, 2.54%, Maturing February 6, 2013	3,538,218
Dako EQT Project Delphi
EUR	3,099	Term Loan, 3.00%, Maturing May 31, 2016	3,708,784
	1,568	Term Loan, 2.42%, Maturing June 12, 2016	1,348,739
DaVita, Inc.
	23,525	Term Loan, 4.50%, Maturing October 20, 2016	23,747,993

See notes to financial statements

25

Floating Rate Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Health Care (continued)

DJO Finance, LLC
	16,385	Term Loan, 3.26%, Maturing May 20, 2014	$15,983,955
Emdeon Business Services, LLC
	9,000	Term Loan, 4.50%, Maturing November 18, 2013	9,035,622
Fenwal, Inc.
	505	Term Loan, 2.55%, Maturing February 28, 2014	441,372
	2,945	Term Loan, 2.55%, Maturing February 28, 2014	2,574,854
Fresenius Medical Care Holdings
	7,797	Term Loan, 1.66%, Maturing March 31, 2013	7,710,652
Fresenius SE
	361	Term Loan, 4.50%, Maturing September 10, 2014	364,506
	633	Term Loan, 4.50%, Maturing September 10, 2014	638,112
Grifols SA
	24,600	Term Loan, Maturing October 15, 2016(6)	24,892,125
Hanger Orthopedic Group, Inc.
	3,268	Term Loan, 2.26%, Maturing May 28, 2013	3,256,540
Harvard Drug Group, LLC
	354	Term Loan, 6.50%, Maturing April 8, 2016	335,009
	2,571	Term Loan, 6.50%, Maturing April 8, 2016	2,436,429
HCA, Inc.
	26,850	Term Loan, 2.54%, Maturing November 18, 2013	26,307,322
	45,769	Term Loan, 3.54%, Maturing March 31, 2017	44,980,699
Health Management Association, Inc.
	45,085	Term Loan, 2.04%, Maturing February 28, 2014	44,111,335
Iasis Healthcare, LLC
	30	Term Loan, 2.25%, Maturing March 14, 2014	28,993
	109	Term Loan, 2.26%, Maturing March 14, 2014	106,276
	315	Term Loan, 2.26%, Maturing March 14, 2014	307,058
Ikaria Acquisition, Inc.
	3,500	Term Loan, 7.00%, Maturing May 16, 2016	3,358,540
IM U.S. Holdings, LLC
	9,212	Term Loan, 2.27%, Maturing June 26, 2014	8,906,961
IMS Health, Inc.
EUR	1,980	Term Loan, 5.50%, Maturing January 31, 2016	2,764,441
	8,169	Term Loan, 5.25%, Maturing February 26, 2016	8,260,537
inVentiv Health, Inc.
	9,426	Term Loan, 6.50%, Maturing August 4, 2016	9,492,652
Lifepoint Hospitals, Inc.
	15,498	Term Loan, 3.07%, Maturing April 15, 2015	15,509,961
MPT Operating Partnership, L.P.
	7,980	Term Loan, 5.00%, Maturing May 17, 2016	7,980,000
MultiPlan, Inc.
	29,748	Term Loan, 6.50%, Maturing August 26, 2017	29,910,537
Mylan, Inc.
	11,514	Term Loan, 3.56%, Maturing October 2, 2014	11,547,799
National Mentor Holdings, Inc.
	537	Term Loan, 2.15%, Maturing June 29, 2013	498,835
	8,686	Term Loan, 2.29%, Maturing June 29, 2013	8,066,771
Nyco Holdings
	2,000	Term Loan, 3.85%, Maturing December 29, 2013	1,886,388
	9,025	Term Loan, 4.01%, Maturing December 29, 2014	8,408,237
EUR	8,891	Term Loan, 4.60%, Maturing December 29, 2014	11,647,984
EUR	8,889	Term Loan, 5.35%, Maturing December 29, 2015	11,644,823
	9,022	Term Loan - Second Lien, 4.76%, Maturing December 29, 2015	8,405,681
Prime Healthcare Services, Inc.
	17,039	Term Loan, 7.25%, Maturing April 22, 2015	16,357,800
Psychiatric Solutions, Inc.
	770	Term Loan, 2.03%, Maturing July 2, 2012	767,936
RadNet Management, Inc.
	12,214	Term Loan, 5.75%, Maturing April 1, 2016	12,068,588
ReAble Therapeutics Finance, LLC
	8,780	Term Loan, 2.26%, Maturing November 16, 2013	8,612,168
RehabCare Group, Inc.
	4,583	Term Loan, 6.00%, Maturing November 24, 2015	4,603,824
Select Medical Holdings Corp.
	3,824	Term Loan, 4.09%, Maturing August 22, 2014	3,815,475
	12,402	Term Loan, 4.09%, Maturing August 22, 2014	12,375,320
Skillsoft Corp.
	3,990	Term Loan, 6.50%, Maturing May 26, 2017	4,031,564
Sunrise Medical Holdings, Inc.
EUR	2,476	Term Loan, 8.00%, Maturing May 13, 2014	3,187,418
TZ Merger Sub., Inc. (TriZetto)
	5,000	Term Loan, 6.50%, Maturing August 4, 2015	5,037,500
	4,818	Term Loan, 6.75%, Maturing August 4, 2015	4,822,352
Universal Health Services, Inc.
	20,425	Term Loan, Maturing July 28, 2016(6)	20,658,356
Vanguard Health Holding Co., LLC
	21,745	Term Loan, 5.00%, Maturing January 29, 2016	21,796,729
VWR Funding, Inc.
	22,227	Term Loan, 2.76%, Maturing June 30, 2014	21,421,313

			$732,270,494

Home Furnishings — 0.7%

Dometic Corp.
	914	Term Loan, 1.04%, Maturing September 5, 2013	$813,717
	2,057	Term Loan, 1.04%, Maturing September 5, 2013	1,707,434
	1,066	Term Loan, 3.50%, Maturing September 5, 2013(2)	391,913
Hunter Fan Co.
	3,081	Term Loan, 2.76%, Maturing April 16, 2014	2,707,317

See notes to financial statements

26

Floating Rate Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Home Furnishings (continued)

Interline Brands, Inc.
	6,416	Term Loan, 2.01%, Maturing June 23, 2013	$6,159,468
	1,376	Term Loan, 2.01%, Maturing June 23, 2013	1,320,788
National Bedding Co., LLC
	24,930	Term Loan, 2.38%, Maturing February 28, 2013	24,088,971
	4,500	Term Loan - Second Lien, 5.38%, Maturing February 28, 2014	4,286,250
Oreck Corp.
	797	Term Loan - Second Lien, 3.79%, Maturing March 19, 2016(7)	637,976
Sanitec Europe OY
EUR	3,464	Term Loan, 2.50%, Maturing June 24, 2016	3,845,345

			$45,959,179

Industrial Equipment — 2.4%

Alliance Laundry Systems, LLC
	2,000	Term Loan, 6.25%, Maturing September 23, 2016	$2,020,626
Baxi Group, Ltd.
EUR	3,254	Revolving Loan, 0.00%, Maturing December 27, 2010(3)	4,188,730
GBP	440	Term Loan, 3.26%, Maturing December 27, 2010	685,927
EUR	500	Term Loan, 3.53%, Maturing June 13, 2011	668,644
EUR	500	Term Loan, 4.53%, Maturing June 13, 2012	668,644
Brand Energy and Infrastructure Services, Inc.
	15,108	Term Loan, 2.56%, Maturing February 7, 2014	14,295,783
Bucyrus International, Inc.
	10,583	Term Loan, 4.50%, Maturing February 19, 2016	10,709,714
EPD Holdings, (Goodyear Engineering Products)
	2,587	Term Loan, 2.76%, Maturing July 31, 2014	2,251,359
	14,547	Term Loan, 2.76%, Maturing July 31, 2014	12,659,145
	2,000	Term Loan - Second Lien, 6.01%, Maturing July 13, 2015	1,578,750
Generac Acquisition Corp.
	11,802	Term Loan, 2.79%, Maturing November 11, 2013	11,167,328
Gleason Corp.
	3,459	Term Loan, 2.07%, Maturing June 30, 2013	3,406,911
Itron, Inc.
	551	Term Loan, 3.76%, Maturing April 18, 2014	554,133
Jason, Inc.
	302	Term Loan, 8.25%, Maturing September 21, 2014	297,293
	773	Term Loan, 8.25%, Maturing September 21, 2014	759,156
John Maneely Co.
	28,487	Term Loan, 3.54%, Maturing December 9, 2013	27,893,812
KION Group GmbH
	8,872	Term Loan, 4.01%, Maturing December 23, 2014(2)	7,151,182
EUR	527	Term Loan, 4.60%, Maturing December 23, 2014(2)	604,004
	8,872	Term Loan, 4.26%, Maturing December 23, 2015(2)	7,151,182
EUR	488	Term Loan, 4.85%, Maturing December 29, 2015(2)	558,627
Pinafore, LLC
	20,225	Term Loan, 6.75%, Maturing September 29, 2016	20,488,876
Polypore, Inc.
	2,000	Revolving Loan, 0.65%, Maturing July 3, 2013(3)	1,820,000
	22,621	Term Loan, 2.26%, Maturing July 3, 2014	22,154,600
EUR	1,078	Term Loan, 2.80%, Maturing July 3, 2014	1,418,202
Sequa Corp.
	1,989	Term Loan, 3.54%, Maturing December 3, 2014	1,886,893

			$157,039,521

Insurance — 1.8%

Alliant Holdings I, Inc.
	22,892	Term Loan, 3.29%, Maturing August 21, 2014	$22,262,578
AmWINS Group, Inc.
	6,428	Term Loan, 2.80%, Maturing June 8, 2013	5,998,060
Applied Systems, Inc.
	13,108	Term Loan, 2.76%, Maturing September 26, 2013	12,397,550
CCC Information Services Group, Inc.
	7,227	Term Loan, 2.51%, Maturing February 10, 2013	7,058,117
Conseco, Inc.
	22,278	Term Loan, 7.50%, Maturing October 10, 2013	22,006,548
Crump Group, Inc.
	3,000	Term Loan, 3.26%, Maturing August 1, 2014	2,823,559
HUB International Holdings, Inc.
	2,788	Term Loan, 2.79%, Maturing June 13, 2014	2,674,877
	16,733	Term Loan, 2.79%, Maturing June 13, 2014	16,052,732
	3,490	Term Loan, 6.75%, Maturing June 13, 2014	3,463,577
U.S.I. Holdings Corp.
	18,500	Term Loan, 2.76%, Maturing May 5, 2014	17,359,236
	1,980	Term Loan, 7.00%, Maturing May 5, 2014	1,943,370

			$114,040,204

Leisure Goods / Activities / Movies — 3.7%

24 Hour Fitness Worldwide, Inc.
	3,990	Term Loan, 6.75%, Maturing April 22, 2016	$3,819,180
AMC Entertainment, Inc.
	20,157	Term Loan, 1.76%, Maturing January 28, 2013	19,888,692
AMF Bowling Worldwide, Inc.
	2,785	Term Loan, 2.76%, Maturing June 8, 2013	2,459,839
Bombardier Recreational Products
	23,998	Term Loan, 3.39%, Maturing June 28, 2013	21,567,762
Carmike Cinemas, Inc.
	15,351	Term Loan, 5.50%, Maturing January 27, 2016	15,439,663

See notes to financial statements

27

Floating Rate Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Leisure Goods / Activities / Movies (continued)

Cedar Fair, L.P.
	14,963	Term Loan, 5.50%, Maturing December 15, 2016	$15,178,873
CFV I, LLC/Hicks Sports Group
	438	Term Loan, 11.77%, Maturing December 1, 2010(2)(3)	454,404
Cinemark, Inc.
	28,842	Term Loan, 3.55%, Maturing April 29, 2016	28,950,511
Deluxe Entertainment Services Group, Inc.
	271	Term Loan, 6.25%, Maturing May 11, 2013	258,287
	4,477	Term Loan, 6.25%, Maturing May 11, 2013	4,260,498
Fender Musical Instruments Corp.
	3,949	Term Loan, 2.54%, Maturing June 9, 2014	3,416,034
	1,133	Term Loan, 2.55%, Maturing June 9, 2014	979,706
Metro-Goldwyn-Mayer Holdings, Inc.
	22,904	Term Loan, 0.00%, Maturing April 9, 2012(4)	10,726,733
National CineMedia, LLC
	12,250	Term Loan, 2.05%, Maturing February 13, 2015	11,905,469
Odeon
GBP	624	Term Loan, 3.99%, Maturing April 2, 2015	955,845
GBP	624	Term Loan, 4.86%, Maturing April 2, 2016	955,845
Regal Cinemas Corp.
	23,428	Term Loan, 3.79%, Maturing November 21, 2016	23,526,125
Revolution Studios Distribution Co., LLC
	5,511	Term Loan, 4.01%, Maturing December 21, 2014	4,353,332
Six Flags Theme Parks, Inc.
	19,594	Term Loan, 6.00%, Maturing June 30, 2016	19,703,622
Sram, LLC
	5,517	Term loan, 5.01%, Maturing April 30, 2015	5,531,034
SW Acquisition Co., Inc.
	14,044	Term Loan, 5.75%, Maturing June 1, 2016	14,164,568
Universal City Development Partners, Ltd.
	17,562	Term Loan, 5.50%, Maturing November 6, 2014	17,730,255
Zuffa, LLC
	4,000	Revolving Loan, 1.34%, Maturing June 19, 2012(3)	3,876,400
	10,978	Term Loan, 2.31%, Maturing June 19, 2015	10,473,215

			$240,575,892

Lodging and Casinos — 3.1%

Ameristar Casinos, Inc.
	1,800	Term Loan, 3.54%, Maturing November 10, 2012	$1,800,068
Choctaw Resort Development Enterprise
	2,261	Term Loan, 7.25%, Maturing November 4, 2011	2,241,137
Full Moon Holdco 3, Ltd.
GBP	1,500	Term Loan, 4.52%, Maturing November 20, 2014	2,168,180
GBP	1,500	Term Loan, 5.02%, Maturing November 20, 2015	2,168,180
Gala Electric Casinos, Ltd.
EUR	317	Revolving Loan, 5.14%, Maturing September 28, 2012	434,331
GBP	667	Revolving Loan, 4.57%, Maturing October 26, 2012	1,050,621
GBP	10,750	Term Loan, 4.90%, Maturing December 12, 2014	16,271,680
GBP	10,750	Term Loan, 5.40%, Maturing December 12, 2014	16,271,787
GBP	1,178	Term Loan - Second Lien, 7.40%, Maturing April 7, 2015	1,732,790
Gateway Casinos & Entertainment
	3,605	Term Loan, 10.50%, Maturing September 16, 2014	3,614,195
Harrah’s Operating Co.
	7,051	Term Loan, 3.29%, Maturing January 28, 2015	6,242,817
	12,000	Term Loan, 3.29%, Maturing January 28, 2015	10,606,500
	16,365	Term Loan, 3.29%, Maturing January 28, 2015	14,454,641
	9,925	Term Loan, 9.50%, Maturing October 31, 2016	10,348,192
Herbst Gaming, Inc.
	2,455	Term Loan, 0.00%, Maturing January 2, 2014(4)	1,388,230
	6,176	Term Loan, 0.00%, Maturing January 2, 2014(4)	3,491,753
Isle of Capri Casinos, Inc.
	5,605	Term Loan, 5.00%, Maturing November 25, 2013	5,499,215
	9,167	Term Loan, 5.00%, Maturing November 25, 2013	8,993,642
	22,308	Term Loan, 5.00%, Maturing November 25, 2013	21,885,515
Las Vegas Sands, LLC
	4,942	Term Loan, 3.03%, Maturing November 23, 2016	4,627,170
	9,680	Term Loan, 3.03%, Maturing November 23, 2016	9,069,835
LodgeNet Entertainment Corp.
	9,151	Term Loan, 2.29%, Maturing April 4, 2014	8,708,347
Penn National Gaming, Inc.
	29,483	Term Loan, 2.03%, Maturing October 3, 2012	29,328,690
Scandic Hotels
EUR	1,725	Term Loan, 3.11%, Maturing April 25, 2015	1,962,208
EUR	1,725	Term Loan, 3.49%, Maturing June 30, 2016	1,962,208
Venetian Casino Resort/Las Vegas Sands, Inc.
	851	Term Loan, Maturing May 23, 2014(6)	810,173
	4,149	Term Loan, Maturing May 23, 2014(6)	3,949,202
VML US Finance, LLC
	2,756	Term Loan, 4.78%, Maturing May 25, 2012	2,757,469
	9,119	Term Loan, 4.78%, Maturing May 27, 2013	9,121,395

			$202,960,171

Nonferrous Metals / Minerals — 0.8%

Euramax International, Inc.
GBP	473	Term Loan, 10.00%, Maturing June 29, 2013	$717,642
	744	Term Loan, 10.00%, Maturing June 29, 2013	703,128
GBP	451	Term Loan, 14.00%, Maturing June 29, 2013(2)	685,275
	705	Term Loan, 14.00%, Maturing June 29, 2013(2)	666,220
Fairmount Minerals, Ltd.
	8,850	Term Loan, 6.25%, Maturing August 5, 2016	8,964,315

See notes to financial statements

28

Floating Rate Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Nonferrous Metals / Minerals (continued)

Noranda Aluminum Acquisition
	10,464	Term Loan, 2.05%, Maturing May 18, 2014	$10,202,508
Novelis, Inc.
	3,422	Term Loan, 2.26%, Maturing July 6, 2014	3,367,190
	8,275	Term Loan, 2.26%, Maturing July 7, 2014	8,142,736
Oxbow Carbon and Mineral Holdings
	16,758	Term Loan, 2.29%, Maturing May 8, 2014	16,244,871
Tube City IMS Corp.
	1,147	Term Loan, 2.51%, Maturing January 25, 2014	1,056,424
	144	Term Loan, 2.78%, Maturing January 25, 2014	132,696

			$50,883,005

Oil and Gas — 2.3%

Big West Oil, LLC
	4,822	Term Loan, 12.00%, Maturing July 23, 2015	$4,909,625
CITGO Petroleum Corp.
	7,036	Term Loan, 8.00%, Maturing June 24, 2015	7,176,096
	23,205	Term Loan, 9.00%, Maturing June 15, 2017	23,887,006
Crestwood Holdings, LLC
	4,175	Term Loan, 10.50%, Maturing September 30, 2016	4,232,406
Dresser, Inc.
	21,860	Term Loan, 2.61%, Maturing May 4, 2014	21,791,444
	5,000	Term Loan - Second Lien, 6.11%, Maturing May 4, 2015	5,000,000
Dynegy Holdings, Inc.
	2,616	Term Loan, 4.01%, Maturing April 2, 2013	2,588,143
	45,710	Term Loan, 4.01%, Maturing April 2, 2013	45,223,941
Enterprise GP Holdings, L.P.
	2,352	Term Loan, 2.51%, Maturing November 10, 2014	2,347,590
Hercules Offshore, Inc.
	2,780	Term Loan, 6.00%, Maturing July 11, 2013	2,594,517
IFM (US) Colonial Pipeline 2, LLC
	871	Term Loan, 2.31%, Maturing February 27, 2012	867,284
Precision Drilling Corp.
	3,403	Term Loan, 4.26%, Maturing December 23, 2013	3,382,065
	7,491	Term Loan, 7.25%, Maturing September 30, 2014	7,596,561
SemGroup Corp.
	7,464	Term Loan, 1.58%, Maturing November 30, 2012	7,523,724
Sheridan Production Partners I, LLC
	780	Term Loan, 7.50%, Maturing April 20, 2017	780,964
	1,276	Term Loan, 7.50%, Maturing April 20, 2017	1,278,579
	9,631	Term Loan, 7.50%, Maturing April 20, 2017	9,649,057

			$150,829,002

Publishing — 3.8%

American Media Operations, Inc.
	17,425	Term Loan, 10.00%, Maturing January 30, 2013(2)	$17,229,402
Aster Zweite Beteiligungs GmbH
	597	Term Loan, 2.71%, Maturing September 27, 2013	558,023
	7,825	Term Loan, 2.71%, Maturing September 27, 2013	7,311,484
	639	Term Loan, 2.71%, Maturing September 27, 2014	596,647
EUR	708	Term Loan, 3.39%, Maturing December 31, 2014	939,661
EUR	792	Term Loan, 3.39%, Maturing December 31, 2014	1,049,744
Black Press US Partnership
	1,110	Term Loan, 2.30%, Maturing August 2, 2013	993,893
	1,829	Term Loan, 2.30%, Maturing August 2, 2013	1,637,000
GateHouse Media Operating, Inc.
	4,906	Term Loan, 2.26%, Maturing August 28, 2014	1,812,658
	15,631	Term Loan, 2.26%, Maturing August 28, 2014	5,775,660
	9,330	Term Loan, 2.51%, Maturing August 28, 2014	3,447,559
Getty Images, Inc.
	8,834	Term Loan, 6.25%, Maturing July 2, 2015	8,857,982
Hanley-Wood, LLC
	7,294	Term Loan, 2.62%, Maturing March 8, 2014	3,329,597
Lamar Media Corp.
	6,501	Term Loan, 4.25%, Maturing December 30, 2016	6,548,704
Laureate Education, Inc.
	2,881	Term Loan, 3.54%, Maturing August 17, 2014	2,706,328
	19,242	Term Loan, 3.54%, Maturing August 17, 2014	18,075,503
	2,970	Term Loan, 7.00%, Maturing August 31, 2014	2,949,952
MediaNews Group, Inc.
	2,188	Term Loan, 8.50%, Maturing March 19, 2014	2,076,876
Merrill Communications, LLC
	9,854	Term Loan, 8.50%, Maturing December 24, 2012	9,533,977
Nelson Education, Ltd.
	284	Term Loan, 2.79%, Maturing July 5, 2014	253,893
Newspaper Holdings, Inc.
	18,203	Term Loan, 1.81%, Maturing July 24, 2014	10,922,068
Nielsen Finance, LLC
	39,844	Term Loan, 2.26%, Maturing August 9, 2013	39,055,877
	5,402	Term Loan, 4.01%, Maturing May 2, 2016	5,326,451
	6,830	Term Loan, 4.01%, Maturing May 2, 2016	6,767,001
SGS International, Inc.
	1,943	Term Loan, 3.78%, Maturing December 30, 2011	1,933,568
	962	Term Loan, 3.78%, Maturing December 30, 2011	956,704
Source Interlink Companies, Inc.
	1,779	Term Loan, 10.75%, Maturing June 18, 2012	1,769,960
	4,063	Term Loan, 10.75%, Maturing June 18, 2013	3,880,548
	1,387	Term Loan, 15.00%, Maturing March 18, 2014(2)	873,557
Source Media, Inc.
	9,714	Term Loan, 7.00%, Maturing November 8, 2011	9,300,950

See notes to financial statements

29

Floating Rate Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Publishing (continued)

Springer Science+Business Media S.A.
EUR	6,265	Term Loan, 6.75%, Maturing June 30, 2015	$8,745,488
	9,000	Term Loan, 6.75%, Maturing June 17, 2016	9,033,750
Star Tribune Co. (The)
	1,262	Term Loan, 8.00%, Maturing September 28, 2014	1,142,314
	841	Term Loan, 8.00%, Maturing September 29, 2014	761,543
TL Acquisitions, Inc.
	8,294	Term Loan, 2.54%, Maturing July 3, 2014	7,593,400
Trader Media Corp.
GBP	11,879	Term Loan, 2.57%, Maturing March 23, 2015	18,320,196
Tribune Co.
	4,791	Term Loan, 0.00%, Maturing June 7, 2011(4)	3,138,011
Xsys, Inc.
	7,834	Term Loan, 2.71%, Maturing September 27, 2013	7,319,521
EUR	2,750	Term Loan, 3.39%, Maturing September 27, 2013	3,647,242
	8,001	Term Loan, 2.71%, Maturing September 27, 2014	7,476,327
EUR	2,690	Term Loan, 3.39%, Maturing September 27, 2014	3,567,313
EUR	1,000	Term Loan - Second Lien, 5.39%, Maturing September 27, 2015	1,302,492

			$248,518,824

Radio and Television — 2.4%

Block Communications, Inc.
	9,339	Term Loan, 2.29%, Maturing December 22, 2011	$8,872,322
CMP Susquehanna Corp.
	3,815	Revolving Loan, 1.58%, Maturing May 5, 2012(3)	3,299,762
	8,849	Term Loan, 2.31%, Maturing May 5, 2013	7,935,745
Cumulus Media, Inc.
	12,833	Term Loan, 4.01%, Maturing June 11, 2014	11,754,887
Entercom Communications Corp.
	3,000	Revolving Loan, 1.49%, Maturing June 30, 2012(3)	2,775,000
	3,000	Term Loan, Maturing June 30, 2012(6)	2,912,499
Gray Television, Inc.
	2,712	Term Loan, 3.76%, Maturing December 31, 2014	2,636,118
HIT Entertainment, Inc.
	1,438	Term Loan, 5.68%, Maturing June 1, 2012	1,401,025
Live Nation Worldwide, Inc.
	19,596	Term Loan, 4.50%, Maturing November 7, 2016	19,547,252
Local TV Finance, LLC
	2,932	Term Loan, 2.29%, Maturing May 7, 2013	2,746,704
Mission Broadcasting, Inc.
	3,803	Term Loan, 5.00%, Maturing September 30, 2016	3,802,719
NEP II, Inc.
	2,378	Term Loan, 2.30%, Maturing February 16, 2014	2,282,656
New Young Broadcasting Holding Co., Inc.
	2,053	Term Loan, 8.00%, Maturing June 30, 2015	2,061,870
Nexstar Broadcasting, Inc.
	5,948	Term Loan, 5.01%, Maturing September 30, 2016	5,947,843
Raycom TV Broadcasting, LLC
	9,083	Term Loan, 1.81%, Maturing June 25, 2014	8,446,916
Spanish Broadcasting System, Inc.
	6,277	Term Loan, 2.04%, Maturing June 11, 2012	6,030,980
Tyrol Acquisition 2 SAS
EUR	6,300	Term Loan, 2.85%, Maturing January 30, 2015	7,542,763
EUR	6,300	Term Loan, 3.10%, Maturing January 29, 2016	7,542,763
Univision Communications, Inc.
	21,078	Term Loan, 2.51%, Maturing September 29, 2014	19,956,496
	21,078	Term Loan, 4.51%, Maturing March 31, 2017	19,916,722
Weather Channel
	7,551	Term Loan, 5.00%, Maturing September 14, 2015	7,595,218

			$155,008,260

Rail Industries — 0.1%

Kansas City Southern Railway Co.
	7,754	Term Loan, 2.05%, Maturing April 26, 2013	$7,584,727
	1,935	Term Loan, 1.78%, Maturing April 28, 2013	1,884,206

			$9,468,933

Retailers (Except Food and Drug) — 2.9%

American Achievement Corp.
	1,349	Term Loan, 6.26%, Maturing March 25, 2011	$1,342,462
Amscan Holdings, Inc.
	4,073	Term Loan, 2.54%, Maturing May 25, 2013	3,933,652
Dollar General Corp.
	10,000	Term Loan, 3.01%, Maturing July 7, 2014	9,884,690
	2,500	Term Loan, 3.02%, Maturing July 7, 2014	2,476,215
Educate, Inc.
	2,687	Term Loan - Second Lien, 8.51%, Maturing June 16, 2014	2,619,411
Harbor Freight Tools USA, Inc.
	16,823	Term Loan, 5.02%, Maturing February 24, 2016	16,836,317
KKR My Best Friend UK Holdco.
GBP	2,000	Term Loan, 5.57%, Maturing January 24, 2017	3,199,552
Mapco Express, Inc.
	2,802	Term Loan, 6.50%, Maturing April 28, 2011	2,745,554
Matalan Group, Ltd.
GBP	7,198	Term Loan, 5.57%, Maturing March 24, 2016	11,534,026
Michaels Stores, Inc.
	15,500	Term Loan, 2.63%, Maturing October 31, 2013	15,060,187
	5,000	Term Loan, Maturing July 31, 2016(6)	4,966,665

See notes to financial statements

30

Floating Rate Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Retailers (Except Food and Drug) (continued)

Neiman Marcus Group, Inc.
	27,678	Term Loan, 2.29%, Maturing April 5, 2013	$27,045,472
Orbitz Worldwide, Inc.
	15,796	Term Loan, 3.28%, Maturing July 25, 2014	15,388,070
Oriental Trading Co., Inc.
	2,000	Term Loan - Second Lien, 0.00%, Maturing January 31, 2014(4)	67,500
Pep Boys-Manny, Moe, & Jack (The)
	2,351	Term Loan, 2.30%, Maturing October 28, 2013	2,271,229
Pilot Travel Centers, LLC
	6,039	Term Loan, 5.25%, Maturing June 30, 2016	6,129,595
Rent-A-Center, Inc.
	273	Term Loan, 2.02%, Maturing June 30, 2012	272,697
	7,255	Term Loan, 3.30%, Maturing March 31, 2015	7,273,052
Rover Acquisition Corp.
	6,884	Term Loan, 2.53%, Maturing October 25, 2013	6,753,824
Savers, Inc.
	7,736	Term Loan, 5.75%, Maturing March 11, 2016	7,765,135
Visant Corp.
	7,975	Term Loan, 7.00%, Maturing December 22, 2016	8,053,091
Vivarte
EUR	89	Term Loan, 2.74%, Maturing March 9, 2015	105,257
EUR	348	Term Loan, 2.74%, Maturing March 9, 2015	409,333
EUR	8,179	Term Loan, 2.74%, Maturing March 9, 2015	9,631,382
EUR	8,179	Term Loan, 3.24%, Maturing March 8, 2016	9,631,382
EUR	89	Term Loan, 3.24%, Maturing May 29, 2016	105,257
EUR	348	Term Loan, 3.24%, Maturing May 29, 2016	409,333
EUR	13	Term Loan - Second Lien, 4.24%, Maturing September 8, 2016	14,720
EUR	88	Term Loan - Second Lien, 4.24%, Maturing September 8, 2016	90,484
EUR	900	Term Loan - Second Lien, 4.24%, Maturing September 8, 2016	930,697
Yankee Candle Company, Inc. (The)
	15,229	Term Loan, 2.26%, Maturing February 6, 2014	14,784,670

			$191,730,911

Surface Transport — 0.2%

CEVA Group PLC U.S.
	2,042	Term Loan, 3.26%, Maturing November 4, 2013	$1,834,436
Swift Transportation Co., Inc.
	6,000	Term Loan, 8.25%, Maturing May 6, 2012	5,711,250
	6,979	Term Loan, 8.25%, Maturing May 9, 2014	6,874,584

			$14,420,270

Telecommunications — 3.5%

Alaska Communications Systems Holdings, Inc.
	14,225	Term Loan, 6.25%, Maturing October 15, 2016	$14,316,865
Asurion Corp.
	24,414	Term Loan, 3.28%, Maturing July 3, 2014	22,845,128
	10,750	Term Loan, Maturing March 31, 2015(6)	10,571,958
	3,750	Term Loan - Second Lien, 6.76%, Maturing July 3, 2015	3,508,594
BCM Luxembourg, Ltd.
EUR	4,951	Term Loan, 2.72%, Maturing September 30, 2014	5,803,146
EUR	4,951	Term Loan, 2.97%, Maturing September 30, 2015	5,803,685
EUR	1,000	Term Loan - Second Lien, 5.10%, Maturing March 31, 2016	1,064,411
Cellular South, Inc.
	6,713	Term Loan, 2.05%, Maturing May 29, 2014	6,545,398
	2,944	Term Loan, 2.06%, Maturing May 29, 2014	2,870,385
CommScope, Inc.
	6,095	Term Loan, 2.79%, Maturing December 26, 2014	6,097,710
Intelsat Corp.
	2,193	Term Loan, 2.79%, Maturing January 3, 2014	2,141,164
	2,193	Term Loan, 2.79%, Maturing January 3, 2014	2,141,164
	2,194	Term Loan, 2.79%, Maturing January 3, 2014	2,141,765
	21,412	Term Loan, 2.79%, Maturing January 3, 2014	20,905,332
	21,412	Term Loan, 2.79%, Maturing January 3, 2014	20,905,332
	21,418	Term Loan, 2.79%, Maturing January 3, 2014	20,911,032
Intelsat Subsidiary Holding Co.
	7,500	Term Loan, 2.79%, Maturing July 3, 2013	7,319,386
IPC Systems, Inc.
	4,484	Term Loan, 2.53%, Maturing May 31, 2014	4,043,511
GBP	338	Term Loan, 2.99%, Maturing May 31, 2014	479,747
MacQuarie UK Broadcast Ventures, Ltd.
GBP	6,867	Term Loan, 2.57%, Maturing December 1, 2014	9,281,455
Metro PCS
	2,627	Term Loan, Maturing November 4, 2013(6)	2,603,424
NTelos, Inc.
	7,686	Term Loan, 5.75%, Maturing August 7, 2015	7,733,651
Telesat Canada, Inc.
	3,221	Term Loan, 3.26%, Maturing October 31, 2014	3,169,582
	37,503	Term Loan, 3.26%, Maturing October 31, 2014	36,900,706
TowerCo Finance, LLC
	2,456	Term Loan, 6.00%, Maturing November 24, 2014	2,485,097
Windstream Corp.
	4,246	Term Loan, 3.04%, Maturing December 17, 2015	4,261,200

			$226,850,828

See notes to financial statements

31

Floating Rate Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Utilities — 1.9%

AEI Finance Holding, LLC
	2,325	Revolving Loan, 3.29%, Maturing March 30, 2012	$2,258,421
	20,329	Term Loan, 3.29%, Maturing March 30, 2014	19,747,733
BRSP, LLC
	4,373	Term Loan, 7.50%, Maturing June 4, 2014	4,394,892
Calpine Corp.
	19,682	Term Loan, 3.17%, Maturing March 29, 2014	19,615,362
Covanta Energy Corp.
	781	Term Loan, 1.86%, Maturing February 10, 2014	759,596
	893	Term Loan, 1.93%, Maturing February 10, 2014	868,941
Mirant North America, LLC
	3,051	Term Loan, 2.01%, Maturing January 3, 2013	3,041,859
NRG Energy, Inc.
	3,633	Term Loan, 1.78%, Maturing February 1, 2013	3,561,195
	8	Term Loan, 1.79%, Maturing February 1, 2013	7,793
	13,883	Term Loan, 3.54%, Maturing August 31, 2015	13,896,909
	20,771	Term Loan, 3.54%, Maturing August 31, 2015	20,650,017
TXU Texas Competitive Electric Holdings Co., LLC
	6,416	Term Loan, 3.76%, Maturing October 10, 2014	5,047,776
	10,790	Term Loan, 3.76%, Maturing October 10, 2014	8,495,339
	20,454	Term Loan, 3.92%, Maturing October 10, 2014	16,092,154
Vulcan Energy Corp.
	3,253	Term Loan, 5.50%, Maturing September 29, 2015	3,281,646

			$121,719,633

Total Senior Floating-Rate Interests
(identified cost $6,153,872,650)			$6,105,984,048

Corporate Bonds & Notes — 1.6%

Principal
Amount*
(000’s omitted)		Security	Value

Aerospace and Defense — 0.1%

International Lease Finance Corp., Sr. Notes
	2,325	6.50%, 9/1/14(8)	$2,522,625
	2,325	6.75%, 9/1/16(8)	2,545,875
	2,325	7.125%, 9/1/18(8)	2,569,125

			$7,637,625

Building and Development — 0.3%

Grohe Holding GmbH, Variable Rate
EUR	13,000	3.86%, 1/15/14(9)	$17,233,965

			$17,233,965

Cable and Satellite Television — 0.2%

Virgin Media Finance PLC, Sr. Notes
	14,000	6.50%, 1/15/18	$15,085,000

			$15,085,000

Chemicals and Plastics — 0.0%(10)

Rhodia SA, Sr. Notes, Variable Rate
EUR	856	3.735%, 10/15/13(9)	$1,200,421
Wellman Holdings, Inc., Sr. Sub. Notes
	1,104	5.00%, 1/29/19(2)(7)	0

			$1,200,421

Ecological Services and Equipment — 0.0%(10)

Environmental Systems Product Holdings, Inc., Jr. Notes
	175	18.00%, 3/31/15(7)	$148,541

			$148,541

Electronics / Electrical — 0.1%

NXP BV/NXP Funding, LLC, Variable Rate
	6,300	3.039%, 10/15/13	$6,008,625

			$6,008,625

Financial Intermediaries — 0.1%

First Data Corp., Sr. Notes
	5,825	8.875%, 8/15/20(8)	$6,152,656

			$6,152,656

Health Care — 0.0%(10)

Accellent, Inc., Sr. Notes
	3,000	8.375%, 2/1/17(8)	$3,180,000

			$3,180,000

Leisure Goods / Activities / Movies — 0.2%

MU Finance PLC, Sr. Notes
	10,000	8.375%, 2/1/17(8)	$10,025,000

			$10,025,000

See notes to financial statements

32

Floating Rate Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)	Security	Value

Radio and Television — 0.1%

Entravision Communications, Sr. Notes
3,000	8.75%, 8/1/17(8)	$3,228,750

		$3,228,750

Utilities — 0.5%

Calpine Corp., Sr. Notes
33,200	7.50%, 2/15/21(8)	$34,154,500

		$34,154,500

Total Corporate Bonds & Notes
(identified cost $100,308,359)		$104,055,083

Asset-Backed Securities — 0.1%

Principal
Amount
(000’s omitted)	Security	Value

$726	Alzette European CLO SA, Series 2004-1A, Class E2, 7.273%, 12/15/20(11)	$473,096
1,750	Assemblies of God Financial Real Estate, Series 2004-1A, Class A, 2.439%, 6/15/29(8)(11)	1,748,612
884	Avalon Capital Ltd. 3, Series 1A, Class D, 2.279%, 2/24/19(8)(11)	567,680
1,129	Babson Ltd., Series 2005-1A, Class C1, 2.239%, 4/15/19(8)(11)	680,377
1,510	Bryant Park CDO Ltd., Series 2005-1A, Class C, 2.339%, 1/15/19(2)(8)(11)	769,868
1,500	Carlyle High Yield Partners, Series 2004-6A, Class C, 2.854%, 8/11/16(8)(11)	1,059,086
985	Centurion CDO 8 Ltd., Series 2005-8A, Class D, 5.793%, 3/8/17(8)(11)	637,927
2,000	Morgan Stanley Investment Management Croton, Ltd., Series 2005-1A, Class D, 2.239%, 1/15/18(8)(11)	1,114,368

Total Asset-Backed Securities
(identified cost $10,433,650)		$7,051,014

Common Stocks — 0.7%

Shares	Security	Value

Automotive — 0.1%

88,506	Dayco Products, LLC (12)(13)	$3,916,391
207,032	Hayes Lemmerz International, Inc.(7)(12)(13)	1,852,936

		$5,769,327

Building and Development — 0.1%

24,547	Lafarge Roofing(7)(12)(13)	$0
24,547	Lafarge Roofing(7)(12)(13)	0
24,547	Lafarge Roofing(7)(12)(13)	0
3,646	United Subcontractors, Inc.(7)(12)(13)	320,534
22,273	WCI Communities, Inc.(12)(13)	1,893,171

		$2,213,705

Chemicals and Plastics — 0.0%(10)

3,849	Vita Cayman II, Ltd.(12)(13)	$1,191,941
1,022	Wellman Holdings, Inc.(7)(12)(13)	0

		$1,191,941

Diversified Manufacturing — 0.0%(10)

381,639	MEGA Brands, Inc.(13)	$216,317

		$216,317

Ecological Services and Equipment — 0.0%(10)

2,484	Environmental Systems Products Holdings, Inc.(7)(13)(14)	$21,959

		$21,959

Food Service — 0.0%(10)

193,076	Buffets, Inc.(13)	$820,573

		$820,573

Home Furnishings — 0.0%(10)

364	Dometic Corp.(7)(12)(13)	$0
14,217	Oreck Corp.(7)(12)(13)	1,202,474
235,015	Sanitec Europe Oy B Units(12)(13)	981,281
230,960	Sanitec Europe Oy E Units(7)(12)(13)	0

		$2,183,755

Publishing — 0.4%

28,605	Ion Media Networks, Inc.(12)(13)	$11,942,587
162,730	MediaNews Group, Inc.(12)(13)	2,929,139
14,145	Philadelphia Newspaper, LLC(7)(12)(13)	954,080
351,929	Reader’s Digest Association, Inc. (The)(12)(13)	7,337,720
5,725	Source Interlink Companies, Inc.(7)(12)(13)	131,217
30,631	Star Tribune Media Holdings Co.(13)	643,251
53,719	SuperMedia, Inc.(13)	353,471

		$24,291,465

See notes to financial statements

33

Floating Rate Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Shares	Security	Value

Radio and Television — 0.1%

3,264	New Young Broadcasting Holding Co., Inc.(12)(13)	$7,017,600

		$7,017,600

Total Common Stocks
(identified cost $33,372,829)		$43,726,642

Preferred Stocks — 0.0%(10)

Shares	Security	Value

Ecological Services and Equipment — 0.0%(10)

1,138	Environmental Systems Products Holdings, Inc., Series A(7)(13)(14)	$131,518

Home Furnishings — 0.0%(10)

364	Dometic Corp.(7)(12)(13)	$0

Total Preferred Stocks
(identified cost $19,915)		$131,518

Warrants — 0.0%(10)

Shares	Security	Value

158	New Young Broadcasting Holding Co., Inc. 12/24/24(12)(13)	$339,700

Total Warrants
(identified cost $271,529)		$339,700

Short-Term Investments — 9.6%

Interest/
Principal
Amount
(000’s omitted)	Description	Value

$623,984	Eaton Vance Cash Reserves Fund, LLC, 0.22%(15)(16)	$623,984,478
1,839	State Street Bank and Trust Euro Time Deposit, 0.01%, 11/1/10	1,839,377

Total Short-Term Investments
(identified cost $625,823,855)		$625,823,855

Total Investments — 106.0%
(identified cost $6,924,102,787)		$6,887,111,860

Less Unfunded Loan Commitments — (1.1)%		$(69,323,912)

Net Investments — 104.9%
(identified cost $6,854,778,875)		$6,817,787,948

Other Assets, Less Liabilities — (4.9)%		$(320,892,221)

Net Assets — 100.0%		$6,496,895,727

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

DIP - Debtor in Possession

CHF - Swiss Franc

EUR - Euro

GBP - British Pound Sterling

*	In U.S. dollars unless otherwise indicated.

(1)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par.

See notes to financial statements

34

Floating Rate Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

(3)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. See Note 1G for description.

(4)	Currently the issuer is in default with respect to interest payments.

(5)	Defaulted matured security.

(6)	This Senior Loan will settle after October 31, 2010, at which time the interest rate will be determined.

(7)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(8)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2010, the aggregate value of these securities is $70,956,449 or 1.1% of the Portfolio’s net assets.

(9)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(10)	Amount is less than 0.05%.

(11)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2010.

(12)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(13)	Non-income producing security.

(14)	Restricted security (see Note 5).

(15)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2010.

(16)	Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio, an affiliated investment company, for the year ended October 31, 2010 was $518,417 and $0, respectively.

See notes to financial statements

35

Floating Rate Portfolio as of October 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2010

Assets

Unaffiliated investments, at value (identified cost, $6,230,794,397)	$6,193,803,470
Affiliated investment, at value (identified cost, $623,984,478)	623,984,478
Foreign currency, at value (identified cost, $58,114,137)	58,186,631
Interest receivable	21,308,193
Interest receivable from affiliated investment	127,992
Receivable for investments sold	44,171,949
Receivable for open forward foreign currency exchange contracts	84,359
Receivable for closed swap contracts	123,735
Prepaid expenses	101,212

Total assets	$6,941,892,019

Liabilities

Payable for investments purchased	$434,779,689
Payable for open forward foreign currency exchange contracts	6,790,594
Payable to affiliates:
Investment adviser fee	2,750,404
Trustees’ fees	4,208
Accrued expenses	671,397

Total liabilities	$444,996,292

Net Assets applicable to investors’ interest in Portfolio	$6,496,895,727

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$6,540,507,365
Net unrealized depreciation	(43,611,638)

Total	$6,496,895,727

Statement of Operations

For the Year Ended
October 31, 2010

Investment Income

Interest	$253,633,857
Dividends	2,670
Interest allocated from affiliated investments	652,596
Expenses allocated from affiliated investments	(134,179)

Total investment income	$254,154,944

Expenses

Investment adviser fee	$26,310,316
Trustees’ fees and expenses	50,500
Custodian fee	882,716
Legal and accounting services	735,126
Miscellaneous	696,676

Total expenses	$28,675,334

Deduct —
Reduction of custodian fee	$121

Total expense reductions	$121

Net expenses	$28,675,213

Net investment income	$225,479,731

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(82,215,433)
Investment transactions allocated from affiliated investments	52,094
Foreign currency and forward foreign currency exchange contract transactions	24,733,734

Net realized loss	$(57,429,605)

Change in unrealized appreciation (depreciation) —
Investments	$338,597,592
Foreign currency and forward foreign currency exchange contracts	(7,795,868)

Net change in unrealized appreciation (depreciation)	$330,801,724

Net realized and unrealized gain	$273,372,119

Net increase in net assets from operations	$498,851,850

See notes to financial statements

36

Floating Rate Portfolio as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2010	October 31, 2009

From operations —
Net investment income	$225,479,731	$189,451,144
Net realized loss from investment transactions, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(57,429,605)	(214,393,575)
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	330,801,724	959,820,600

Net increase in net assets from operations	$498,851,850	$934,878,169

Capital transactions —
Contributions	$2,328,739,026	$1,462,810,319
Withdrawals	(625,035,217)	(1,159,558,768)

Net increase in net assets from capital transactions	$1,703,703,809	$303,251,551

Net increase in net assets	$2,202,555,659	$1,238,129,720

Net Assets

At beginning of year	$4,294,340,068	$3,056,210,348

At end of year	$6,496,895,727	$4,294,340,068

See notes to financial statements

37

Floating Rate Portfolio as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended October 31,

	2010	2009	2008	2007	2006

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.57%	0.61%	0.70%	0.58%	0.54%
Net investment income	4.43%	5.41%	6.50%	6.94%	6.44%
Portfolio Turnover	39%	35%	7%	61%	50%

Total Return	10.51%	27.54%	(22.24)%	4.62%	6.36%

Net assets, end of year (000’s omitted)	$6,496,896	$4,294,340	$3,056,210	$6,851,600	$7,430,493

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

38

Floating Rate Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Floating Rate Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2010, Eaton Vance Floating Rate Fund, Eaton Vance Strategic Income Fund, Eaton Vance Floating Rate & High Income Fund, Eaton Vance Multi Strategy Absolute Return Fund (formerly, Eaton Vance Diversified Income Fund), Eaton Vance Low Duration Fund and Eaton Vance Short Term Real Return Fund held an interest of 77.8%, 8.9%, 9.9%, 1.3% and 0.7%, and 0.2%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Interests in senior floating rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement

39

Floating Rate Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

period reported by the third party pricing service. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund

40

Floating Rate Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2010, the Portfolio had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Portfolio enters into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no benefits from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up-front payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

41

Floating Rate Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate 0.575% of the Portfolio’s average daily net assets up to $1 billion, 0.525% from $1 billion up to $2 billion, 0.500% from $2 billion up to $5 billion, 0.480% from $5 billion up to $10 billion and 0.460% of average daily net assets of $10 billion or more, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. Prior to its liquidation in February 2010, the portion of the adviser fee payable by Cash Management Portfolio, an affiliated investment company, on the Portfolio’s investment of cash therein was credited against the Portfolio’s investment adviser fee. The Portfolio currently invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2010, the Portfolio’s investment adviser fee totaled $26,393,174 of which $82,858 was allocated from Cash Management Portfolio and $26,310,316 was paid or accrued directly by the Portfolio. For the year ended October 31, 2010, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management Portfolio, was 0.52% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans and including maturities and paydowns, aggregated $3,611,283,598 and $1,902,390,690, respectively, for the year ended October 31, 2010.

Included in purchases are the cost of securities purchased by the Portfolio from investment companies advised by EVM or its affiliates of $340,093,526. Such transactions were executed in accordance with affiliated transaction procedures approved by the Portfolio’s Trustees.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$6,857,985,305

Gross unrealized appreciation	$106,666,869
Gross unrealized depreciation	(146,864,226)

Net unrealized depreciation	$(40,197,357)

The net unrealized depreciation on foreign currency at October 31, 2010 on federal income tax basis was $6,620,711.

5   Restricted Securities

At October 31, 2010, the Portfolio owned the following securities (representing less than 0.1% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

	Date of
Description	Acquisition	Shares	Cost		Value

Common Stocks

Environmental Systems	10/25/07	2,484	$0	(1)	$21,959
Products Holdings, Inc.

Preferred Stocks

Environmental Systems	10/25/07	1,138	$19,915		$131,518
Products Holdings, Inc., Series A

Total Restricted Securities			$19,915		$153,477

(1)	Less than $0.50.

6   Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of

42

Floating Rate Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2010 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

				Net
Settlement				Unrealized
Date	Deliver	In Exchange For	Counterparty	Depreciation

11/30/10	British Pound Sterling 107,908,378	United States Dollar 170,453,153	State Street Bank and Trust	$(2,418,690)
11/30/10	British Pound Sterling 4,950,000	United States Dollar 7,759,125	State Street Bank and Trust	(170,895)
11/30/10	British Pound Sterling 3,820,000	United States Dollar 6,034,110	State Street Bank and Trust	(85,623)
11/30/10	British Pound Sterling 2,000,000	United States Dollar 3,188,540	State Street Bank and Trust	(15,509)
11/30/10	British Pound Sterling 1,820,000	United States Dollar 2,849,392	State Street Bank and Trust	(66,292)
11/30/10	Euro 298,551,551	United States Dollar 411,457,777	State Street Bank and Trust	(3,929,752)
11/30/10	Euro 6,712,500	United States Dollar 9,316,480	State Street Bank and Trust	(22,908)
11/30/10	Swiss Franc 15,858,852	United States Dollar 16,038,645	State Street Bank and Trust	(80,925)

				$(6,790,594)

Purchases

				Net
Settlement				Unrealized
Date	In Exchange For	Deliver	Counterparty	Appreciation

11/30/10	British Pound Sterling 1,822,750	United States Dollar 2,879,234	State Street Bank and Trust	$40,856
11/30/10	Euro 3,305,034	United States Dollar 4,554,932	State Street Bank and Trust	43,503

				$84,359

At October 31, 2010, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts. The Portfolio also enters into such contracts to hedge the currency risk of investments it anticipates purchasing.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2010 was as follows:

	Fair Value

Derivative	Asset Derivative	Liability Derivative

Forward foreign currency exchange contracts	$84,359(1)	$(6,790,594	)(2)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized depreciation.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts. Net unrealized depreciation.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2010 was as follows:

Change in
Unrealized
	Realized Gain		Appreciation
	(Loss) on		(Depreciation) on
	Derivatives		Derivatives
	Recognized in		Recognized in
Derivative	Income		Income

Forward foreign currency exchange contracts	$24,210,959	(1)	$(7,510,886	)(2)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended October 31, 2010, which is indicative of the volume of this derivative type, was approximately $488,232,000.

7   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at a prime rate or an amount above either the London Interbank Offered Rate (LIBOR) or the Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% (0.15% prior to March 22, 2010) on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any

43

Floating Rate Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2010.

8   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

9   Credit Risk

The Portfolio invests primarily in below investment grade floating rate loans and floating rate debt obligations, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

10   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2010, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Senior Floating Rate Interests (Less Unfunded Loan Commitments)	$—	$6,036,022,160	$637,976	$6,036,660,136
Corporate Bonds & Notes	—	103,906,542	148,541	104,055,083
Asset-Backed Securities	—	7,051,014	—	7,051,014
Common Stocks	569,788	38,673,654 *	4,483,200	43,726,642
Preferred Stocks	—	—	131,518	131,518
Warrants	—	339,700	—	339,700
Short-Term Investments	—	625,823,855	—	625,823,855

Net Investments	$569,788	$6,811,816,925	$5,401,235	$6,817,787,948

Forward Foreign Currency Exchange Contracts	$—	$84,359	$—	$84,359

Total	$569,788	$6,811,901,284	$5,401,235	$6,817,872,307

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(6,790,594)	$—	$(6,790,594)

Total	$—	$(6,790,594)	$—	$(6,790,594)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

44

Floating Rate Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments
	in Senior	Investments in
	Floating	Corporate	Investments	Investments
	Rate	Bonds &	in Common	in Preferred
	Interests	Notes	Stocks	Stocks	Total

Balance as of October 31, 2009	$6,829,221	$505,328	$1,053,368	$91,040	$8,478,957
Realized gains (losses)	(3,804,564)	—	—	—	(3,804,564)
Change in net unrealized appreciation (depreciation)*	1,133,936	(462,633)	715,454	40,478	1,427,235
Net purchases (sales)	(1,940,607)	79,494	3,031,017	—	1,169,904
Accrued discount (premium)	9,132	26,352	—	—	35,484
Net transfers to (from) Level 3**	(1,589,142)	—	(316,639)	—	(1,905,781)

Balance as of October 31, 2010	$637,976	$148,541	$4,483,200	$131,518	$5,401,235

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2010	$(159,494)	$(462,633)	$715,454	$40,478	$133,805

*	Amount is included in the related amount on investments in the Statement of Operations.

**	Transfers are reflected at the value of the securities at the beginning of the period.

45

Floating Rate Portfolio as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Floating Rate Portfolio:
We have audited the accompanying statement of assets and liabilities of Floating Rate Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2010, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Floating Rate Portfolio as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 21, 2010

46

Eaton Vance Floating-Rate Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

47

Eaton Vance Floating Rate Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Floating Rate Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Floating-Rate Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. In particular, the Board evaluated the experience and abilities of such personnel in analyzing factors such as the special considerations relevant to investing in senior floating rate loans. The Board noted the experience of the Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Portfolio, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

48

Eaton Vance Floating-Rate Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2009 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the fund complex level.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

49

Eaton Vance Floating-Rate Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust), and Floating Rate Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	The Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 184 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	184	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	184	None

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	184	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Since 2003	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	184	None

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	184	None

50

Eaton Vance Floating-Rate Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	The Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	184	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2000	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	184	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	184	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

William H. Ahern, Jr. 1959	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

John R. Baur 1970	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto was an Account Team Representative in Singapore for Applied Materials Inc. Officer of 37 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 1967	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Officer of 49 registered investment companies managed by EVM or BMR.

Michael A. Cirami 1975	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 1963	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 96 registered investment companies managed by EVM or BMR.

51

Eaton Vance Floating-Rate Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

John H. Croft 1962	Vice President of the Trust	Since 2010	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 1972	Vice President of the Trust	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Christine M. Johnston 1972	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Aamer Khan 1960	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas H. Luster 1962	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Scott H. Page 1959	President of the Portfolio	Since 2007	Vice President of EVM and BMR. Officer of 10 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 1961	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 33 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 1957	Vice President of the Trust	Since 2001	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Craig P. Russ 1963	Vice President of the Portfolio	Since 2007	Vice President of EVM and BMR. Officer of 5 registered investment companies managed by EVM or BMR.

Judith A. Saryan 1954	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Susan Schiff 1961	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Thomas Seto 1962	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

David M. Stein 1951	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

Eric A. Stein 1980	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Originally joined EVM in July 2002. Prior to re-joining EVM in September 2008, Mr. Stein worked at the Federal Reserve Bank of New York (2007-2008) and attended business school in Chicago, Illinois. Officer of 34 registered investment companies managed by EVM or BMR.

Dan R. Strelow 1959	Vice President of the Trust	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 33 registered investment companies managed by EVM or BMR.

Mark S. Venezia 1949	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Adam A. Weigold 1975	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 73 registered investment companies managed by EVM or BMR.

52

Eaton Vance Floating-Rate Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Barbara E. Campbell 1957	Treasurer	Treasurer of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Fund (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

53

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Investment Adviser of Floating Rate Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Floating-Rate Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank & Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Floating-Rate Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus, if available. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus, if available, contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1044-12/10	FRSRC

Eaton Vance
Investment Managers

Annual Report October 31, 2010

EATON VANCE FLOATING-RATE & HIGH INCOME FUND

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions

Scott H. Page, CFA
Co-Portfolio Manager

Craig P. Russ
Co-Portfolio Manager

Michael W. Weilheimer, CFA
Co-Portfolio Manager

Thomas J. Huggins, CFA
Co-Portfolio Manager
•	The bank loan market continued to recover from its 2008 lows for most of the 12-month period ending October 31, 2010. In spite of a small negative return during the April-June quarter, the market, as measured by the S&P/LSTA Leveraged Loan Index [1] (the Index), produced double-digit performance for the year. The market’s recovery was driven by stronger demand and greater liquidity in the marketplace, along with improved corporate fundamentals.
•	The market’s healthier tone was attributed to receding fears over deflation and a possible double-dip recession in the U.S. As a result, investors in search of yield began to take on incremental credit risk, evidenced by improved inflows into high-yield bond and bank loan mutual funds. These greater inflows led to more robust demand in the secondary market, as well as increased refinancing activity, bond-for-loan takeouts, and a general improvement in the overall tone of the market—all of which contributed to tighter credit spreads and higher prices for bank loans. Importantly, and in contrast to other fixed-income sectors, bank loan credit spreads remained above their historical average levels over the London Interbank Offered Rate (LIBOR).
•	Bank loan issuer fundamentals, which have been improving for the past several quarters, continued this trend into the latter months of the fiscal year. Corporate operating earnings growth was up 12.1% in the second calendar quarter of 2010 for public filers in the Index—the fourth consecutive quarter of such increases. Ratings downgrades and new defaults have also diminished to more modest levels, providing additional evidence of fundamental improvements. We believe default rates will continue to decline moderately as older defaults fall off of the rolling 12-month figures and are replaced by fewer new defaults.
•	The corporate high-yield bond market performed well for most of the fiscal year ending October 31, 2010. For the 12-month period, the BofA Merrill Lynch U.S. High Yield Index (the “High Yield Index”), a performance measure of below-investment-grade U.S. corporate bonds, returned 19.26%.
Management Discussion
•	The Fund’s2 investment objective is to provide a high level of current income. The Fund currently seeks its objective by investing at least 65% of its total assets in Floating Rate Portfolio and not more than 20% of its total assets in High Income Opportunities Portfolio. The Portfolios are separate registered investment companies managed by Eaton Vance or its affiliates. As of October 31, 2010, the Fund was 81.2% invested in Floating Rate Portfolio and 18.8% invested in High Income Opportunities Portfolio.

Total Return Performance
10/31/09 – 10/31/10

Advisers Class[3]	11.50%
Class A3	11.46
Class B3	10.58
Class C3	10.72
Class I3	11.76
S&P/LSTA Leveraged Loan Index[1]	11.91
See page 4 for more performance information.

[1]
It is not possible to invest directly in an Index. The Index’s total return reflects changes in value of the loans constituting the Index and accrual of interest and does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the loans represented in the Index.

[2]
The Fund currently invests in two separate registered investment companies, Floating Rate Portfolio and High Income Opportunities Portfolio (the Portfolios). References to investments are to the Portfolios’ holdings.

[3]
These returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Advisers Class and Class I shares are offered at net asset value. During the period, Advisers Class, Class A and Class I shares were subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of purchase. Effective January 1, 2011, Advisers Class, Class A and Class I shares will no longer be subject to a redemption fee.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	Floating Rate Portfolio’s floating-rate loan investments included 444 borrowers as of October 31, 2010, with an average loan representing 0.20% of total investments, and no industry constituting more than 10.7% of total investments. Health care, cable and satellite television, and business equipment and services were among the top industry weightings. The Portfolio’s loans were primarily senior, secured loans to companies with average revenues exceeding $1 billion.

•	For the fiscal year ending October 31, 2010, Floating Rate Portfolio underperformed the Index,[1] primarily as a result of strong performance in the riskier end of the market. During the period, the Portfolio continued to maintain smaller allocations to very large lower-quality loans—notably, some significant issues that came to market in 2007—than did the Index. This underweighting detracted from performance because the price of these issues rallied more than the overall market as investors sought higher discount opportunities. The Portfolio’s lower allocation to B-rated loans, which rallied the most after the May/June volatility, also detracted from relative performance during the summer months, as did an underweight to CCC-rated loans earlier in the year. In addition, the Portfolio’s investments in European loans contributed positively to its performance during the period.
•	High Income Opportunities Portfolio registered double-digit total returns for the fiscal year ending October 31, 2010, outpacing the average return of the funds in its peer group, the Lipper High Current Yield Funds Classification, and in line with the High Yield Index.[1] Strong security selection, particularly among the Portfolio’s B and BB rated holdings, was one of the main drivers of performance for the period. An overweighting in CCC bonds, as well as solid security selection in automotive and auto parts, energy, metals and mining, and chemicals all further contributed to the Portfolio’s performance relative to the High Yield Index. In contrast, an underweighting in the strong-performing CC rated segment, as well as an overweighting in B rated bonds, which did not perform as well in the early part of the fiscal year, detracted from relative performance versus the High Yield Index. Returns also were hindered because of an underweighting in segments of the financials sector that did perform well during the period.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Portfolio.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2010
FUND STATISTICS
Portfolio Composition
Top 10 Bank Loan Holdings1
By total investments

Community Health Systems, Inc.	1.2%
SunGard Data Systems, Inc.	1.1
Charter Communications Operating, LLC	1.1
Aramark Corp.	1.1
UPC Broadband Holding B.V.	1.1
HCA, Inc.	1.0
Intelsat Corp.	1.0
INEOS Group	1.0
Reynolds Group Holdings, Inc.	0.8
Georgia-Pacific Corp.	0.8

[1]	Top 10 Holdings represented 10.2% of Floating Rate Portfolio’s total investments as of 10/31/10.
Top Five Industries2
By total investments

Health Care	10.7%
Cable and Satellite Television	7.1
Business Equipment and Services	6.9
Chemicals and Plastics	5.0
Automotive	4.2

[2]	Industries are shown as a percentage of Floating Rate Portfolio’s total investments as of 10/31/10.
Credit Quality Ratings for
Total Loan Investments3
By total loan investments

Baa	2.6%
Ba	47.2
B	35.1
Ca	0.2
Caa	2.5
Defaulted	0.4
Non-Rated	12.0

[3]	Ratings are based on Moody’s, S&P or Fitch, as applicable. Reflects Floating Rate Portfolio’s total loan investments as of 10/31/10. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2010
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the S&P/LSTA Leveraged Loan Index, an unmanaged index of the institutional leveraged loan market. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B and the S&P/LSTA Leveraged Loan Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.
Performance1

	Advisers
	Class	Class A	Class B	Class C	Class I
Share Class Symbol	EAFHX	EVFHX	EBFHX	ECFHX	EIFHX

Average Annual Total Returns (at net asset value)
One Year	11.50%	11.46%	10.58%	10.72%	11.76%
Five Years	3.99	4.01	3.22	3.22	4.25
10 Years	4.30	N.A.	3.54	3.54	4.55
Life of Fund†	4.28	4.47	3.54	3.54	4.53
SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	11.50%	8.98%	5.58%	9.72%	11.76%
Five Years	3.99	3.53	2.90	3.22	4.25
10 Years	4.30	N.A.	3.54	3.54	4.55
Life of Fund†	4.28	4.15	3.54	3.54	4.53

†	Inception Dates — Advisers Class: 9/7/00; Class A: 5/7/03; Class B: 9/5/00; Class C: 9/5/00; Class I: 9/15/00

1	Average Annual Total Returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, the returns would be lower. Advisers Class and Class I shares are offered at net asset value. SEC Average Annual Total Returns for Class A reflect the maximum 2.25% sales charge. SEC returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. During the period, Advisers Class, Class A and Class I shares were subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of purchase. Effective January 1, 2011, Advisers Class, Class A and Class I shares will no longer be subject to a redemption fee.

Total Annual	Advisers
Operating Expenses[2]	Class	Class A	Class B	Class C	Class I

Expense Ratio	1.20%	1.20%	1.95%	1.95%	0.96%

[2]	Source: Prospectus dated 3/1/10.

*	Source: Lipper Inc. Class B of the Fund commenced operations on 9/5/00.

A $10,000 hypothetical investment at net asset value in Advisers Class on 10/31/00, Class A on 5/7/03 (commencement of operations), and Class C and Class I on 10/31/00 would have been valued at $15,238, $13,874 ($13,561 at the maximum offering price), $14,157 and $15,613, respectively, on 10/31/10. It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 – October 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Floating-Rate & High Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/10)	(10/31/10)	(5/1/10 – 10/31/10)

Actual
Advisers Class	$1,000.00	$1,025.50	$5.56
Class A	$1,000.00	$1,026.50	$5.57
Class B	$1,000.00	$1,021.80	$9.38
Class C	$1,000.00	$1,022.90	$9.38
Class I	$1,000.00	$1,027.90	$4.29

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,019.70	$5.55
Class A	$1,000.00	$1,019.70	$5.55
Class B	$1,000.00	$1,015.90	$9.35
Class C	$1,000.00	$1,015.90	$9.35
Class I	$1,000.00	$1,021.00	$4.28

*	Expenses are equal to the Fund’s annualized expense ratio of 1.09% for Advisers Class shares, 1.09% for Class A shares, 1.84% for Class B shares, 1.84% for Class C shares and 0.84% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2010. The Example reflects the expenses of both the Fund and the Portfolios.

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2010

Assets

Investment in Floating Rate Portfolio, at value (identified cost, $674,904,335)	$641,584,190
Investment in High Income Opportunities Portfolio, at value (identified cost, $149,009,288)	148,076,029
Receivable for Fund shares sold	3,286,975

Total assets	$792,947,194

Liabilities

Payable for Fund shares redeemed	$1,539,928
Distributions payable	697,548
Payable to affiliates:
Distribution and service fees	278,788
Administration fee	98,175
Trustees’ fees	42
Accrued expenses	174,592

Total liabilities	$2,789,073

Net Assets	$790,158,121

Sources of Net Assets

Paid-in capital	$937,778,996
Accumulated net realized loss from Portfolios	(114,625,982)
Accumulated undistributed net investment income	1,258,511
Net unrealized depreciation from Portfolios	(34,253,404)

Total	$790,158,121

Advisers Class Shares

Net Assets	$192,804,210
Shares Outstanding	22,149,983
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.70

Class A Shares

Net Assets	$252,027,656
Shares Outstanding	27,218,336
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.26
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$9.47

Class B Shares

Net Assets	$24,114,804
Shares Outstanding	2,773,984
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.69

Class C Shares

Net Assets	$198,349,971
Shares Outstanding	22,829,469
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.69

Class I Shares

Net Assets	$122,861,480
Shares Outstanding	14,110,869
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.71

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2010

Investment Income

Interest allocated from Portfolios	$38,765,968
Dividends allocated from Portfolios	25,757
Expenses allocated from Portfolios	(3,897,465)

Total investment income from Portfolios	$34,894,260

Expenses

Administration fee	$1,008,801
Distribution and service fees
Advisers Class	383,457
Class A	533,287
Class B	258,447
Class C	1,905,295
Trustees’ fees and expenses	500
Custodian fee	36,700
Transfer and dividend disbursing agent fees	611,620
Legal and accounting services	28,164
Printing and postage	81,715
Registration fees	92,823
Miscellaneous	16,767

Total expenses	$4,957,576

Net investment income	$29,936,684

Realized and Unrealized Gain (Loss) from Portfolios

Net realized gain (loss) —
Investment transactions	$(25,020,614)
Swap contracts	91,606
Foreign currency and forward foreign currency exchange contract transactions	3,031,698

Net realized loss	$(21,897,310)

Change in unrealized appreciation (depreciation) —
Investments	$63,336,384
Swap contracts	33,056
Foreign currency and forward foreign currency exchange contracts	(1,044,934)

Net change in unrealized appreciation (depreciation)	$62,324,506

Net realized and unrealized gain	$40,427,196

Net increase in net assets from operations	$70,363,880

See notes to financial statements

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2010	October 31, 2009

From operations —
Net investment income	$29,936,684	$30,678,081
Net realized loss from investment transactions, swap contracts and foreign currency and forward foreign currency exchange contract transactions	(21,897,310)	(45,408,749)
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	62,324,506	166,848,650

Net increase in net assets from operations	$70,363,880	$152,117,982

Distributions to shareholders —
From net investment income
Advisers Class	$(8,399,157)	$(8,867,720)
Class A	(11,587,155)	(8,129,409)
Class B	(1,276,562)	(1,604,480)
Class C	(9,273,424)	(7,803,085)
Class I	(5,085,100)	(4,124,494)

Total distributions to shareholders	$(35,621,398)	$(30,529,188)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Advisers Class	$92,560,517	$92,788,983
Class A	112,337,299	47,522,481
Class B	2,880,130	1,164,406
Class C	35,807,409	17,116,952
Class I	80,448,468	81,875,069
Net asset value of shares issued to shareholders in payment of distributions declared
Advisers Class	7,510,142	5,533,021
Class A	8,509,700	5,540,631
Class B	874,539	1,040,314
Class C	6,581,945	5,288,416
Class I	2,386,738	1,418,313
Cost of shares redeemed
Advisers Class	(49,647,187)	(151,561,986)
Class A	(63,634,004)	(62,667,100)
Class B	(6,281,624)	(10,363,388)
Class C	(37,085,781)	(47,672,012)
Class I	(41,302,282)	(49,142,489)
Net asset value of shares exchanged
Class A	3,209,190	14,310,799
Class B	(3,209,190)	(14,310,799)
Redemption fees	28,008	317,937

Net increase (decrease) in net assets from Fund share transactions	$151,974,017	$(61,800,452)

Net increase in net assets	$186,716,499	$59,788,342

Net Assets

At beginning of year	$603,441,622	$543,653,280

At end of year	$790,158,121	$603,441,622

Accumulated undistributed net investment income included in net assets

At end of year	$1,258,511	$4,554,209

See notes to financial statements

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Advisers Class

	Year Ended October 31,

	2010	2009	2008	2007	2006

Net asset value — Beginning of year	$8.260	$6.810	$9.450	$9.690	$9.680

Income (Loss) From Operations

Net investment income(1)	$0.395	$0.390	$0.551	$0.639	$0.597
Net realized and unrealized gain (loss)	0.519	1.444	(2.662)	(0.233)	0.014

Total income (loss) from operations	$0.914	$1.834	$(2.111)	$0.406	$0.611

Less Distributions

From net investment income	$(0.474)	$(0.388)	$(0.469)	$(0.647)	$(0.601)
Tax return of capital	—	—	(0.068)	—	—

Total distributions	$(0.474)	$(0.388)	$(0.537)	$(0.647)	$(0.601)

Redemption fees(1)	$0.000 (2)	$0.004	$0.008	$0.001	$0.000 (2)

Net asset value — End of year	$8.700	$8.260	$6.810	$9.450	$9.690

Total Return(3)	11.50%	28.05%	(23.29)%	4.29%	6.49%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$192,804	$134,367	$154,101	$469,777	$841,865
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.11%	1.20%	1.22%	1.08%	1.05%
Net investment income	4.65%	5.56%	6.28%	6.63%	6.16%
Portfolio Turnover of the Fund(6)	15%	15%	8%	6%	6%
Portfolio Turnover of Floating Rate Portfolio	39%	35%	7%	61%	50%
Portfolio Turnover of High Income Opportunities Portfolio	79%	72%	48%	81%	62%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes investment activity of the Portfolios.

See notes to financial statements

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended October 31,

	2010	2009	2008	2007	2006

Net asset value — Beginning of year	$8.780	$7.240	$10.050	$10.300	$10.290

Income (Loss) From Operations

Net investment income(1)	$0.420	$0.413	$0.591	$0.680	$0.631
Net realized and unrealized gain (loss)	0.560	1.536	(2.838)	(0.243)	0.018

Total income (loss) from operations	$0.980	$1.949	$(2.247)	$0.437	$0.649

Less Distributions

From net investment income	$(0.500)	$(0.413)	$(0.498)	$(0.688)	$(0.639)
Tax return of capital	—	—	(0.073)	—	—

Total distributions	$(0.500)	$(0.413)	$(0.571)	$(0.688)	$(0.639)

Redemption fees(1)	$0.000 (2)	$0.004	$0.008	$0.001	$0.000 (2)

Net asset value — End of year	$9.260	$8.780	$7.240	$10.050	$10.300

Total Return(3)	11.46%	28.18%	(23.31)%	4.35%	6.49%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$252,028	$180,646	$144,591	$361,138	$423,214
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.11%	1.20%	1.22%	1.09%	1.05%
Net investment income	4.65%	5.47%	6.35%	6.63%	6.13%
Portfolio Turnover of the Fund(6)	15%	15%	8%	6%	6%
Portfolio Turnover of Floating Rate Portfolio	39%	35%	7%	61%	50%
Portfolio Turnover of High Income Opportunities Portfolio	79%	72%	48%	81%	62%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes investment activity of the Portfolios.

See notes to financial statements

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended October 31,

	2010	2009	2008	2007	2006

Net asset value — Beginning of year	$8.250	$6.810	$9.450	$9.680	$9.680

Income (Loss) From Operations

Net investment income(1)	$0.333	$0.348	$0.487	$0.567	$0.520
Net realized and unrealized gain (loss)	0.519	1.425	(2.661)	(0.223)	0.008

Total income (loss) from operations	$0.852	$1.773	$(2.174)	$0.344	$0.528

Less Distributions

From net investment income	$(0.412)	$(0.337)	$(0.414)	$(0.575)	$(0.528)
Tax return of capital	—	—	(0.060)	—	—

Total distributions	$(0.412)	$(0.337)	$(0.474)	$(0.575)	$(0.528)

Redemption fees(1)	$0.000 (2)	$0.004	$0.008	$0.001	$0.000 (2)

Net asset value — End of year	$8.690	$8.250	$6.810	$9.450	$9.680

Total Return(3)	10.58%	27.14%	(23.84)%	3.63%	5.60%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$24,115	$28,490	$46,480	$99,812	$134,213
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.86%	1.95%	1.97%	1.84%	1.80%
Net investment income	3.93%	5.03%	5.58%	5.88%	5.37%
Portfolio Turnover of the Fund(6)	15%	15%	8%	6%	6%
Portfolio Turnover of Floating Rate Portfolio	39%	35%	7%	61%	50%
Portfolio Turnover of High Income Opportunities Portfolio	79%	72%	48%	81%	62%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes investment activity of the Portfolios.

See notes to financial statements

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended October 31,

	2010	2009	2008	2007	2006

Net asset value — Beginning of year	$8.240	$6.810	$9.450	$9.680	$9.680

Income (Loss) From Operations

Net investment income(1)	$0.332	$0.339	$0.488	$0.566	$0.521
Net realized and unrealized gain (loss)	0.530	1.424	(2.663)	(0.222)	0.007

Total income (loss) from operations	$0.862	$1.763	$(2.175)	$0.344	$0.528

Less Distributions

From net investment income	$(0.412)	$(0.337)	$(0.413)	$(0.575)	$(0.528)
Tax return of capital	—	—	(0.060)	—	—

Total distributions	$(0.412)	$(0.337)	$(0.473)	$(0.575)	$(0.528)

Redemption fees(1)	$0.000 (2)	$0.004	$0.008	$0.001	$0.000 (2)

Net asset value — End of year	$8.690	$8.240	$6.810	$9.450	$9.680

Total Return(3)	10.72%	26.98%	(23.84)%	3.63%	5.59%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$198,350	$183,193	$177,628	$383,163	$445,987
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.86%	1.95%	1.97%	1.84%	1.80%
Net investment income	3.92%	4.82%	5.59%	5.88%	5.38%
Portfolio Turnover of the Fund(6)	15%	15%	8%	6%	6%
Portfolio Turnover of Floating Rate Portfolio	39%	35%	7%	61%	50%
Portfolio Turnover of High Income Opportunities Portfolio	79%	72%	48%	81%	62%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes investment activity of the Portfolios.

See notes to financial statements

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended October 31,

	2010	2009	2008	2007	2006

Net asset value — Beginning of year	$8.260	$6.820	$9.460	$9.690	$9.690

Income (Loss) From Operations

Net investment income(1)	$0.416	$0.399	$0.563	$0.664	$0.623
Net realized and unrealized gain (loss)	0.528	1.442	(2.652)	(0.225)	0.003

Total income (loss) from operations	$0.944	$1.841	$(2.089)	$0.439	$0.626

Less Distributions

From net investment income	$(0.494)	$(0.405)	$(0.490)	$(0.670)	$(0.626)
Tax return of capital	—	—	(0.069)	—	—

Total distributions	$(0.494)	$(0.405)	$(0.559)	$(0.670)	$(0.626)

Redemption fees(1)	$0.000 (2)	$0.004	$0.008	$0.001	$0.000 (2)

Net asset value — End of year	$8.710	$8.260	$6.820	$9.460	$9.690

Total Return(3)	11.76%	28.31%	(23.06)%	4.65%	6.65%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$122,861	$76,745	$20,854	$38,044	$52,730
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	0.86%	0.96%	0.94%	0.84%	0.80%
Net investment income	4.89%	5.69%	6.47%	6.88%	6.42%
Portfolio Turnover of the Fund(6)	15%	15%	8%	6%	6%
Portfolio Turnover of Floating Rate Portfolio	39%	35%	7%	61%	50%
Portfolio Turnover of High Income Opportunities Portfolio	79%	72%	48%	81%	62%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes investment activity of the Portfolios.

See notes to financial statements

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Floating-Rate & High Income Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). The Advisers Class and Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to provide a high level of current income. The Fund currently pursues its objective by investing all of its investable assets in interests in the following two portfolios managed by Eaton Vance Management (EVM) or its affiliates: Floating Rate Portfolio and High Income Opportunities Portfolio (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investments in the Portfolios reflects the Fund’s proportionate interest in the net assets of the Floating Rate Portfolio and the High Income Opportunities Portfolio (9.9% and 17.4%, respectively, at October 31, 2010). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of the Floating Rate Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of the High Income Opportunities Portfolio’s financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Floating Rate Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of High Income Opportunities Portfolio.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolios, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2010, the Fund, for federal income tax purposes, had a capital loss carryforward of $106,724,624 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2011 ($2,993,864), October 31, 2012 ($2,290,023), October 31, 2013 ($2,252,412), October 31, 2015 ($3,277,415), October 31, 2016 ($60,560,805), October 31, 2017 ($19,014,413) and October 31, 2018 ($16,335,692).

As of October 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Advisers Class, Class A and Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2010 and October 31, 2009 was as follows:

	Year Ended October 31,
	2010	2009

Distributions declared from:
Ordinary income	$35,621,398	$30,529,188

During the year ended October 31, 2010, accumulated net realized loss was decreased by $16,078,153, accumulated distributions in excess of net investment income was decreased by $2,389,016 and paid-in capital was decreased by $18,467,169 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for swap contracts, premium amortization, mixed straddles, defaulted bond interest and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$2,191,382
Capital loss carryforward	$(106,724,624)
Net unrealized depreciation	$(42,390,085)
Other temporary differences	$(697,548)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to the timing of recognizing distributions to shareholders, swap contracts, wash sales, partnership allocations, defaulted bond interest, premium amortization and investments in partnerships.

3   Transactions with Affiliates

The administration fee is earned by EVM as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2010, the administration fee amounted to $1,008,801. The Portfolios have engaged Boston Management and Research

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

(BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios’ Notes to Financial Statements.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2010, EVM earned $27,024 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM, received $23,738 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2010. EVD also received distribution and service fees from Advisers Class, Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolios who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for the Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Advisers/Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2010 amounted to $383,457 for Advisers Class shares and $533,287 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2010, the Fund paid or accrued to EVD $193,835 and $1,428,972 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2010, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $7,112,000 and $65,779,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2010 amounted to $64,612 and $476,323 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2010, the Fund was informed that EVD received approximately $16,000, $30,000 and $17,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

6   Investment Transactions

For the year ended October 31, 2010, increases and decreases in the Fund’s investments in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Floating Rate Portfolio	$136,369,356	$89,849,093
High Income Opportunities Portfolio	74,014,985	9,712,417

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Advisers Class	2010	2009

Sales	10,855,700	14,220,356
Issued to shareholders electing to receive payments of distributions in Fund shares	885,421	793,992
Redemptions	(5,867,768)	(21,356,638)

Net increase (decrease)	5,873,353	(6,342,290)

	Year Ended October 31,
Class A	2010	2009

Sales	12,381,558	6,378,165
Issued to shareholders electing to receive payments of distributions in Fund shares	942,996	742,148
Redemptions	(7,044,637)	(8,511,074)
Exchange from Class B shares	355,050	2,011,102

Net increase	6,634,967	620,341

	Year Ended October 31,
Class B	2010	2009

Sales	338,115	162,901
Issued to shareholders electing to receive payments of distributions in Fund shares	103,504	152,689
Redemptions	(744,482)	(1,551,755)
Exchange to Class A shares	(377,734)	(2,137,629)

Net decrease	(680,597)	(3,373,794)

	Year Ended October 31,
Class C	2010	2009

Sales	4,211,669	2,451,173
Issued to shareholders electing to receive payments of distributions in Fund shares	778,645	760,690
Redemptions	(4,380,581)	(7,093,221)

Net increase (decrease)	609,733	(3,881,358)

	Year Ended October 31,
Class I	2010	2009

Sales	9,412,155	12,833,266
Issued to shareholders electing to receive payments of distributions in Fund shares	280,657	203,543
Redemptions	(4,877,166)	(6,801,428)

Net increase	4,815,646	6,235,381

For the years ended October 31, 2010 and October 31, 2009, the Fund received $28,008 and $317,937, respectively, in redemption fees.

8   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. At October 31, 2010 and October 31, 2009, the Fund’s investment in High Income Opportunities Portfolio, whose financial statements are not included but available elsewhere as discussed in Note 1, was valued based on Level 1 inputs.

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate & High Income Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate & High Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate & High Income Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2010

Eaton Vance Floating-Rate & High Income Fund as of October 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals.

Qualified Divided Income. The Fund designates approximately $25,757, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Floating Rate Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS

Senior Floating-Rate Interests — 94.0%(1)

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Aerospace and Defense — 1.9%

Booz Allen Hamilton, Inc.
	6,017	Term Loan, 6.00%, Maturing July 31, 2015	$6,048,677
DAE Aviation Holdings, Inc.
	9,639	Term Loan, 4.04%, Maturing July 31, 2014	9,277,762
	10,586	Term Loan, 4.04%, Maturing July 31, 2014	10,188,600
Delos Aircraft, Inc.
	5,142	Term Loan, 7.00%, Maturing March 17, 2016	5,270,866
Doncasters (Dunde HoldCo 4 Ltd.)
	3,586	Term Loan, 4.26%, Maturing July 13, 2015	3,230,528
GBP	657	Term Loan, 4.57%, Maturing July 13, 2015	949,673
	3,586	Term Loan, 4.76%, Maturing July 13, 2015	3,230,529
GBP	657	Term Loan, 5.07%, Maturing July 13, 2015	949,673
DynCorp International, LLC
	6,450	Term Loan, 6.25%, Maturing July 5, 2016	6,497,330
Evergreen International Aviation
	7,126	Term Loan, 10.50%, Maturing October 31, 2011(2)	7,037,290
Hawker Beechcraft Acquisition
	22,525	Term Loan, 2.26%, Maturing March 26, 2014	18,924,361
	1,463	Term Loan, 2.29%, Maturing March 26, 2014	1,228,817
IAP Worldwide Services, Inc.
	5,519	Term Loan, 8.25%, Maturing December 30, 2012(2)	5,422,511
International Lease Finance Co.
	7,633	Term Loan, 6.75%, Maturing March 17, 2015	7,832,371
Spirit AeroSystems, Inc.
	3,710	Term Loan, 3.54%, Maturing September 30, 2016	3,705,737
TransDigm, Inc.
	11,650	Term Loan, 2.27%, Maturing June 23, 2013	11,536,413
Triumph Group, Inc.
	3,217	Term Loan, 4.50%, Maturing June 16, 2016	3,243,075
Vangent, Inc.
	3,299	Term Loan, 2.32%, Maturing February 14, 2013	3,167,325
Wesco Aircraft Hardware Corp.
	6,331	Term Loan, 2.51%, Maturing September 30, 2013	6,286,425
Wyle Laboratories, Inc.
	8,000	Term Loan, 7.75%, Maturing March 25, 2016	8,029,933

			$122,057,896

Air Transport — 0.4%

Delta Air Lines, Inc.
	20,000	Revolving Loan, 0.50%, Maturing April 30, 2012(3)	$19,000,000
	8,311	Term Loan, 2.28%, Maturing April 30, 2012	8,172,172

			$27,172,172

Automotive — 4.4%

Adesa, Inc.
	30,748	Term Loan, 3.01%, Maturing October 18, 2013	$30,055,715
Allison Transmission, Inc.
	42,357	Term Loan, 3.03%, Maturing August 7, 2014	40,738,183
Dayco Products, LLC
	3,000	Term Loan, 6.75%, Maturing November 12, 2012(3)	3,054,000
	314	Term Loan, 10.00%, Maturing November 12, 2012	314,792
	629	Term Loan, 10.00%, Maturing November 12, 2012	629,584
	1,961	Term Loan, 10.50%, Maturing May 13, 2014	1,955,720
	309	Term Loan, 12.50%, Maturing November 13, 2014(2)	302,420
Federal-Mogul Corp.
	32,825	Term Loan, 2.20%, Maturing December 29, 2014	29,219,361
	19,251	Term Loan, 2.20%, Maturing December 28, 2015	17,136,218
Financiere Truck (Investissement)
EUR	1,595	Term Loan, 3.29%, Maturing February 15, 2012	2,002,055
GBP	2,245	Term Loan, 1.53%, Maturing February 15, 2015(3)	3,243,012
Ford Motor Co.
	4,852	Revolving Loan, 1.89%, Maturing December 15, 2013(3)	4,743,227
	23,087	Term Loan, 3.03%, Maturing December 16, 2013	22,823,950
	25,148	Term Loan, 3.04%, Maturing December 16, 2013	24,936,508
Goodyear Tire & Rubber Co.
	45,656	Term Loan - Second Lien, 2.21%, Maturing April 30, 2014	44,038,719
HHI Holdings, LLC
	3,200	Term Loan, 9.75%, Maturing March 30, 2015	3,248,000
Keystone Automotive Operations, Inc.
	6,771	Term Loan, 3.79%, Maturing January 12, 2012	5,755,296
Metaldyne Co. LLC
	13,125	Term Loan, 7.75%, Maturing October 28, 2016	13,239,844
Pinafore, LLC
	9,000	Term Loan, 6.50%, Maturing September 29, 2015	9,022,500
Tenneco Automotive, Inc.
	5,550	Term Loan, 5.26%, Maturing March 17, 2014	5,586,352
TI Automotive, Ltd.
	4,500	Term Loan, 9.50%, Maturing July 1, 2016	4,556,250
TriMas Corp.
	1,391	Term Loan, 6.00%, Maturing August 2, 2011	1,394,101
	8,678	Term Loan, 6.00%, Maturing December 15, 2015	8,699,194
United Components, Inc.
	9,750	Term Loan, 6.25%, Maturing March 23, 2017	9,852,375

			$286,547,376

Beverage and Tobacco — 0.2%

Culligan International Co.
	6,836	Term Loan, 2.51%, Maturing November 24, 2012	$5,595,327

See notes to financial statements

Floating Rate Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Beverage and Tobacco (continued)

Maine Beverage Co., LLC
	1,336	Term Loan, 2.04%, Maturing March 31, 2013	$1,285,625
Van Houtte, Inc.
	448	Term Loan, 2.79%, Maturing July 19, 2014	444,068
	3,284	Term Loan, 2.79%, Maturing July 19, 2014	3,256,502

			$10,581,522

Building and Development — 1.8%

401 North Wabash Venture, LLC
	9,914	Term Loan, 6.80%, Maturing July 27, 2012	$7,633,824
Beacon Sales Acquisition, Inc.
	6,059	Term Loan, 2.28%, Maturing September 30, 2013	5,771,124
Brickman Group Holdings, Inc.
	14,075	Term Loan, 7.25%, Maturing October 14, 2016	14,242,155
Building Materials Corp. of America
	7,009	Term Loan, 3.06%, Maturing February 24, 2014	6,969,269
Contech Construction Products
	1,767	Term Loan, 6.25%, Maturing January 31, 2013	1,551,800
Forestar USA Real Estate Group, Inc.
	1,675	Revolving Loan, 1.18%, Maturing December 1, 2010(3)	1,574,712
	13,570	Term Loan, 6.50%, Maturing December 1, 2010	13,298,540
Lafarge Roofing
	1,609	Term Loan, 3.25%, Maturing March 16, 2015(2)	1,215,553
EUR	2,890	Term Loan, 3.25%, Maturing April 16, 2015(2)	3,031,141
EUR	1,914	Term Loan, 5.00%, Maturing April 16, 2015(2)	2,179,721
Materis
EUR	2,117	Term Loan, 3.71%, Maturing April 27, 2014	2,480,583
EUR	2,322	Term Loan, 3.77%, Maturing April 27, 2015	2,720,249
NCI Building Systems, Inc.
	3,392	Term Loan, 8.00%, Maturing April 18, 2014	3,270,989
November 2005 Land Investors, LLC
	610	Term Loan, 0.00%, Maturing March 31, 2011(4)	128,033
Panolam Industries Holdings, Inc.
	10,289	Term Loan, 8.25%, Maturing December 31, 2013	9,499,941
RE/MAX International, Inc.
	13,831	Term Loan, 5.50%, Maturing April 15, 2016	13,873,720
Realogy Corp.
	1,412	Term Loan, 3.26%, Maturing October 10, 2013	1,286,213
	10,357	Term Loan, 3.26%, Maturing October 10, 2013	9,435,993
South Edge, LLC
	8,795	Term Loan, 0.00%, Maturing October 31, 2009(5)	4,177,455
Standard Pacific Corp.
	4,680	Term Loan, 2.12%, Maturing May 5, 2013	4,258,800
WCI Communities, Inc.
	2,206	Term Loan, 11.00%, Maturing September 3, 2014	2,200,729
	4,126	Term Loan, 10.00%, Maturing September 2, 2016(2)	3,988,258

			$114,788,802

Business Equipment and Services — 7.3%

Activant Solutions, Inc.
	9,920	Term Loan, 2.31%, Maturing May 2, 2013	$9,589,612
Acxiom Corp.
	8,728	Term Loan, 3.29%, Maturing March 15, 2015	8,749,343
Advantage Sales & Marketing, Inc.
	12,440	Term Loan, 5.00%, Maturing May 5, 2016	12,436,884
	1,500	Term Loan - Second Lien, 8.50%, Maturing May 5, 2017	1,503,750
Affinion Group, Inc.
	26,591	Term Loan, 5.00%, Maturing October 10, 2016	26,292,222
Allied Barton Security Services
	994	Term Loan, 7.75%, Maturing February 18, 2015	998,977
Dealer Computer Services, Inc.
	18,049	Term Loan, 5.25%, Maturing April 21, 2017	18,069,953
Education Management, LLC
	19,822	Term Loan, 2.06%, Maturing June 3, 2013	18,464,418
Evertec, Inc.
	4,000	Term Loan, 7.50%, Maturing August 27, 2016	3,990,000
Fifth Third Processing Solution
	7,150	Term Loan, Maturing November 1, 2016(6)	7,078,500
First American Corp.
	6,708	Term Loan, 4.75%, Maturing April 12, 2016	6,754,306
Infogroup, Inc.
	5,362	Term Loan, 6.25%, Maturing July 1, 2016	5,397,308
iPayment, Inc.
	22,424	Term Loan, 2.28%, Maturing May 10, 2013	21,247,106
Kronos, Inc.
	13,643	Term Loan, 2.04%, Maturing June 11, 2014	13,370,289
Language Line, Inc.
	14,726	Term Loan, 5.50%, Maturing November 4, 2015	14,606,630
Mitchell International, Inc.
	1,969	Term Loan, 2.31%, Maturing March 28, 2014	1,841,994
	1,500	Term Loan - Second Lien, 5.56%, Maturing March 30, 2015	1,314,375
NE Customer Service
	15,580	Term Loan, 6.00%, Maturing March 23, 2016	15,487,163
Protection One Alarm Monitor, Inc.
	10,661	Term Loan, 6.00%, Maturing May 16, 2016	10,687,464
Quantum Corp.
	3,622	Term Loan, 3.77%, Maturing July 14, 2014	3,431,712

See notes to financial statements

Floating Rate Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Business Equipment and Services (continued)

Quintiles Transnational Corp.
	10,000	Revolving Loan, 0.25%, Maturing March 31, 2012(3)	$9,798,000
	17,775	Term Loan, 2.29%, Maturing March 29, 2013	17,597,686
Sabre, Inc.
	40,944	Term Loan, 2.27%, Maturing September 30, 2014	38,975,886
SafeNet, Inc.
	14,612	Term Loan, 2.76%, Maturing April 12, 2014	14,037,115
Serena Software, Inc.
	8,010	Term Loan, 2.29%, Maturing March 10, 2013	7,809,692
Sitel (Client Logic)
	9,682	Term Loan, 5.79%, Maturing January 30, 2014	8,871,453
EUR	569	Term Loan, 6.35%, Maturing January 30, 2014	735,085
Solera Holdings, LLC
	3,717	Term Loan, 2.06%, Maturing May 16, 2014	3,620,619
EUR	2,938	Term Loan, 2.69%, Maturing May 16, 2014	4,038,432
SunGard Data Systems, Inc.
	17,576	Term Loan, 2.01%, Maturing February 28, 2014	17,128,411
	3,406	Term Loan, 6.75%, Maturing February 28, 2014	3,425,872
	58,904	Term Loan, 4.03%, Maturing February 26, 2016	58,306,142
TransUnion, LLC
	10,150	Term Loan, 6.75%, Maturing June 15, 2017	10,343,044
Transaction Network Service, Inc.
	2,385	Term Loan, 6.00%, Maturing November 18, 2015	2,401,010
Travelport, LLC
	499	Term Loan, Maturing August 23, 2013(6)	492,844
	6,614	Term Loan, 4.79%, Maturing August 21, 2015	6,540,637
	14,545	Term Loan, 4.96%, Maturing August 21, 2015	14,393,918
	19,549	Term Loan, 4.96%, Maturing August 21, 2015	19,332,738
EUR	2,106	Term Loan, 5.33%, Maturing August 21, 2015	2,887,893
Valassis Communications, Inc.
	2,719	Term Loan, 2.54%, Maturing March 2, 2014	2,702,988
West Corp.
	2,707	Term Loan, 2.63%, Maturing October 24, 2013	2,660,896
	6,652	Term Loan, 4.51%, Maturing July 15, 2016	6,637,656
	18,437	Term Loan, 4.51%, Maturing July 15, 2016	18,374,291

			$472,424,314

Cable and Satellite Television — 7.3%

Atlantic Broadband Finance, LLC
	512	Term Loan, 2.54%, Maturing September 1, 2011	$509,454
	13,768	Term Loan, 6.75%, Maturing May 31, 2013	13,848,681
Bresnan Broadband Holdings, LLC
	1,478	Term Loan, 2.26%, Maturing June 30, 2013	1,471,266
	15,318	Term Loan, 2.26%, Maturing March 29, 2014	15,253,600
Cequel Communications, LLC
	39,947	Term Loan, 2.26%, Maturing November 5, 2013	39,479,033
Charter Communications Operating, LLC
	63,633	Term Loan, 2.26%, Maturing March 6, 2014	62,539,047
	16,489	Term Loan, 3.54%, Maturing September 6, 2016	16,214,866
CSC Holdings, Inc.
	1,465	Term Loan, 2.01%, Maturing March 29, 2016	1,453,469
	15,612	Term Loan, 2.01%, Maturing March 29, 2016	15,336,641
CW Media Holdings, Inc.
	4,419	Term Loan, 3.26%, Maturing February 16, 2015	4,410,874
FoxCo Acquisition Sub, LLC
	11,173	Term Loan, 7.50%, Maturing July 14, 2015	11,089,610
Insight Midwest Holdings, LLC
	25,573	Term Loan, 2.02%, Maturing April 7, 2014	24,746,102
Kabel BW GmbH and Co.
EUR	1,500	Term Loan, 3.35%, Maturing June 9, 2014	2,070,178
EUR	1,500	Term Loan, 3.85%, Maturing June 9, 2015	2,070,178
Kabel Deutschland GmbH
EUR	4,000	Term Loan, 3.10%, Maturing March 31, 2014	5,525,446
EUR	10,250	Term Loan, 4.10%, Maturing March 31, 2014	14,209,486
MCC Iowa, LLC
	7,577	Term Loan, 2.00%, Maturing January 31, 2015	7,255,019
	7,700	Term Loan, 2.00%, Maturing January 31, 2015	7,372,750
Mediacom Broadband, LLC
	10,249	Term Loan, 4.50%, Maturing October 23, 2017	10,163,905
Mediacom Illinois, LLC
	19,144	Term Loan, 2.00%, Maturing January 31, 2015	18,175,197
	2,970	Term Loan, 5.50%, Maturing March 31, 2017	2,949,581
Mediacom, LLC
	10,485	Term Loan, 4.50%, Maturing October 23, 2017	10,327,725
Midcontinent Communications
	6,000	Term Loan, 6.25%, Maturing December 31, 2016	6,030,000
ProSiebenSat.1 Media AG
EUR	2,605	Term Loan, 2.39%, Maturing July 2, 2014	3,315,742
EUR	8,860	Term Loan, 2.39%, Maturing July 2, 2014	11,276,770
EUR	2,020	Term Loan, 3.52%, Maturing March 6, 2015	2,260,960
EUR	24,471	Term Loan, 2.77%, Maturing June 26, 2015	31,376,664
EUR	1,085	Term Loan, 2.77%, Maturing July 3, 2015	1,390,685
EUR	2,020	Term Loan, 3.77%, Maturing March 4, 2016	2,260,960
UPC Broadband Holding B.V.
	20,842	Term Loan, 4.25%, Maturing December 30, 2016	20,399,553
EUR	21,765	Term Loan, 4.37%, Maturing December 31, 2016	28,716,563
	9,793	Term Loan, 4.25%, Maturing December 29, 2017	9,545,111
EUR	10,790	Term Loan, 4.62%, Maturing December 31, 2017	14,264,532
Virgin Media Investment Holding
GBP	2,000	Term Loan, Maturing June 30, 2015(6)	3,194,287
GBP	19,000	Term Loan, 4.78%, Maturing December 31, 2015	30,352,695

See notes to financial statements

Floating Rate Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Cable and Satellite Television (continued)

YPSO Holding SA
EUR	3,193	Term Loan, 4.60%, Maturing June 16, 2014(2)	$3,595,057
EUR	5,209	Term Loan, 4.60%, Maturing June 16, 2014(2)	5,865,620
EUR	9,273	Term Loan, 4.60%, Maturing June 16, 2014(2)	10,441,708
EUR	1,000	Term Loan, Maturing December 31, 2015(6)	1,125,144

			$471,884,159

Chemicals and Plastics — 5.2%

Arizona Chemical, Inc.
EUR	2,535	Term Loan, 3.14%, Maturing February 26, 2013	$3,528,663
Brenntag Holding GmbH and Co. KG
	10,152	Term Loan, 4.02%, Maturing January 20, 2014	10,228,487
	1,824	Term Loan, 4.03%, Maturing January 20, 2014	1,837,728
EUR	4,233	Term Loan, 4.55%, Maturing January 20, 2014	5,899,028
GBP	1,200	Term Loan, 4.66%, Maturing January 20, 2014	1,913,207
EUR	1,057	Term Loan, Maturing January 20, 2014(6)	1,449,232
EUR	828	Term Loan, Maturing January 19, 2015(6)	1,154,481
EUR	32	Term Loan - Second Lien, 7.19%, Maturing July 17, 2015	45,178
EUR	230	Term Loan - Second Lien, 7.19%, Maturing July 17, 2015	323,774
British Vita UK, Ltd.
EUR	997	Term Loan, 6.19%, Maturing June 30, 2014(2)	1,380,780
Celanese Holdings, LLC
	11,787	Term Loan, 1.76%, Maturing April 2, 2014	11,646,835
	1,761	Term Loan, 1.79%, Maturing April 2, 2014	1,744,269
	5,080	Term Loan, 3.29%, Maturing October 31, 2016	5,111,175
EUR	681	Term Loan, 3.85%, Maturing October 31, 2016	948,033
Chemtura Corp.
	4,200	DIP Loan, 6.00%, Maturing February 11, 2011	4,210,500
	4,200	Term Loan, 5.50%, Maturing August 27, 2016	4,237,624
Cognis GmbH
EUR	1,249	Term Loan, 2.88%, Maturing September 16, 2013	1,724,421
EUR	4,276	Term Loan, 2.88%, Maturing September 16, 2013	5,906,225
Columbian Chemicals Acquisition
	8,513	Term Loan, 6.31%, Maturing March 16, 2013	8,427,411
Hexion Specialty Chemicals, Inc.
	12,500	Term Loan, 2.25%, Maturing May 5, 2013	11,406,250
	968	Term Loan, 4.06%, Maturing May 5, 2015	940,894
	6,413	Term Loan, 4.06%, Maturing May 5, 2015	6,268,589
	12,298	Term Loan, 4.06%, Maturing May 5, 2015	12,020,979
	1,198	Term Loan, 4.19%, Maturing May 5, 2015	1,171,160
EUR	1,094	Term Loan, 4.63%, Maturing May 5, 2015	1,423,287
Huish Detergents, Inc.
	1,985	Term Loan, 2.01%, Maturing April 26, 2014	1,907,712
Huntsman International, LLC
	19,876	Term Loan, 1.78%, Maturing April 21, 2014	19,433,817
	4,333	Term Loan, 2.52%, Maturing June 30, 2016	4,254,209
INEOS Group
	712	Term Loan, 7.00%, Maturing December 14, 2012	732,148
EUR	9,912	Term Loan, 7.50%, Maturing December 16, 2013	14,015,128
	19,692	Term Loan, 7.50%, Maturing December 16, 2013	20,167,450
EUR	7,147	Term Loan, 8.00%, Maturing December 16, 2014	10,105,658
	19,839	Term Loan, 8.00%, Maturing December 16, 2014	20,318,439
ISP Chemco, Inc.
	8,429	Term Loan, 1.81%, Maturing June 4, 2014	8,247,084
Kraton Polymers, LLC
	10,899	Term Loan, 2.31%, Maturing May 13, 2013	10,677,751
Lyondell Chemical Co.
	8,454	Term Loan, 5.50%, Maturing April 8, 2016	8,535,713
MacDermid, Inc.
	5,978	Term Loan, 2.26%, Maturing April 12, 2014	5,708,798
Millenium Inorganic Chemicals
	14,790	Term Loan, 2.54%, Maturing May 15, 2014	14,207,928
Momentive Performance Material
	4,850	Term Loan, 2.50%, Maturing December 4, 2013	4,736,161
	10,460	Term Loan, 2.56%, Maturing December 4, 2013	10,214,331
Nalco Co.
	11,625	Term Loan, 4.50%, Maturing October 5, 2017	11,773,951
Omnova Solutions, Inc.
	6,200	Term Loan, Maturing April 12, 2017(6)	6,234,875
Rockwood Specialties Group, Inc.
EUR	522	Term Loan, 5.00%, Maturing July 29, 2011	719,875
	23,138	Term Loan, 6.00%, Maturing May 15, 2014	23,196,284
Solutia, Inc.
	5,000	Revolving Loan, 0.98%, Maturing March 12, 2015(3)	4,650,000
	18,894	Term Loan, 4.75%, Maturing March 17, 2017	19,059,209
Styron S.A.R.L.
	16,665	Term Loan, 7.50%, Maturing June 17, 2016	16,971,951

			$340,816,682

Clothing / Textiles — 0.4%

Hanesbrands, Inc.
	7,831	Term Loan, 5.25%, Maturing December 10, 2015	$7,932,762
Phillips Van Heusen Corp.
	7,712	Term Loan, 4.75%, Maturing May 6, 2016	7,791,327
EUR	6,009	Term Loan, 5.00%, Maturing May 6, 2016	8,363,886

			$24,087,975

See notes to financial statements

Floating Rate Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Conglomerates — 2.5%

Aquilex Holdings, LLC
	1,990	Term Loan, 5.50%, Maturing April 1, 2016	$1,972,588
Gentek
	4,575	Term Loan, 6.75%, Maturing October 6, 2015	4,626,469
Goodman Global Holdings, Inc.
	14,400	Term Loan, Maturing October 28, 2016(6)	14,614,200
Jarden Corp.
	10,358	Term Loan, 3.52%, Maturing January 26, 2015	10,378,523
Johnson Diversey, Inc.
	4,817	Term Loan, 5.50%, Maturing November 24, 2015	4,865,328
Manitowoc Company, Inc. (The)
	11,203	Term Loan, 5.31%, Maturing November 6, 2013	11,114,824
	6,596	Term Loan, 8.00%, Maturing November 6, 2014	6,621,280
Polymer Group, Inc.
	1,565	Term Loan, 2.51%, Maturing November 22, 2012	1,565,836
	15,521	Term Loan, 7.00%, Maturing November 24, 2014	15,540,411
RBS Global, Inc.
	6,438	Term Loan, 2.56%, Maturing July 19, 2013	6,223,536
	26,366	Term Loan, 2.81%, Maturing July 19, 2013	25,673,456
RGIS Holdings, LLC
	15,801	Term Loan, 2.78%, Maturing April 30, 2014	14,615,735
	790	Term Loan, 2.79%, Maturing April 30, 2014	730,787
Service Master Co.
	1,537	Term Loan, 2.76%, Maturing July 24, 2014	1,461,614
	15,432	Term Loan, 2.77%, Maturing July 24, 2014	14,677,043
US Investigations Services, Inc.
	14,541	Term Loan, 3.29%, Maturing February 21, 2015	13,613,690
	5,561	Term Loan, 7.75%, Maturing February 21, 2015	5,588,868
Vertrue, Inc.
	6,309	Term Loan, 3.29%, Maturing August 16, 2014	5,678,450

			$159,562,638

Containers and Glass Products — 3.0%

Berry Plastics Corp.
	22,178	Term Loan, 2.38%, Maturing April 3, 2015	$20,943,093
BWAY Corp.
	5,837	Term Loan, 5.52%, Maturing June 16, 2017	5,862,336
	547	Term Loan, 5.56%, Maturing June 16, 2017	549,594
Consolidated Container Co.
	15,414	Term Loan, 2.50%, Maturing March 28, 2014	14,592,078
Crown Americas, Inc.
	598	Term Loan, 2.01%, Maturing November 15, 2012	594,775
EUR	1,744	Term Loan, 2.52%, Maturing November 15, 2012	2,391,005
Graham Packaging Holdings Co.
	20,939	Term Loan, 6.75%, Maturing April 5, 2014	21,151,740
	11,950	Term Loan, 6.00%, Maturing September 23, 2016	12,088,178
Graphic Packaging International, Inc.
	24,113	Term Loan, 2.29%, Maturing May 16, 2014	23,701,681
	6,071	Term Loan, 3.04%, Maturing May 16, 2014	6,031,454
JSG Acquisitions
EUR	1,069	Term Loan, 4.24%, Maturing December 31, 2014	1,480,819
EUR	1,060	Term Loan, 4.43%, Maturing December 31, 2014	1,468,528
OI European Group B.V.
EUR	11,939	Term Loan, 2.24%, Maturing June 14, 2013	16,145,224
Reynolds Group Holdings, Inc.
	8,000	Term Loan, 2.25%, Maturing August 6, 2015(3)	8,026,000
	15,517	Term Loan, 2.38%, Maturing May 5, 2016(3)	15,654,929
	19,272	Term Loan, 6.25%, Maturing May 5, 2016	19,416,514
	12,591	Term Loan, 6.75%, Maturing May 5, 2016	12,712,927
Smurfit-Stone Container Corp.
	15,087	Term Loan, 6.75%, Maturing February 22, 2016	15,253,146

			$198,064,021

Cosmetics / Toiletries — 1.1%

Alliance Boots Holdings, Ltd.
GBP	15,000	Term Loan, 3.56%, Maturing July 5, 2015	$21,748,910
EUR	13,000	Term Loan, 3.80%, Maturing July 5, 2015	16,866,451
American Safety Razor Co.
	5	Term Loan, 8.75%, Maturing July 31, 2013(2)	5,140
Bausch & Lomb, Inc.
	2,945	Term Loan, 3.51%, Maturing April 24, 2015	2,877,823
	14,141	Term Loan, 3.53%, Maturing April 24, 2015	13,816,284
Prestige Brands, Inc.
	15,843	Term Loan, 5.50%, Maturing March 24, 2016	15,971,501

			$71,286,109

Drugs — 1.1%

Graceway Pharmaceuticals, LLC
	12,062	Term Loan, 5.01%, Maturing May 3, 2012	$7,377,952
Pharmaceutical Holdings Corp.
	808	Term Loan, 4.54%, Maturing January 30, 2012	800,021
Valeant Pharmaceuticals
	5,700	Term Loan, 4.55%, Maturing September 27, 2016(3)	5,763,772
Warner Chilcott Corp.
	7,522	Term Loan, 6.00%, Maturing October 30, 2014	7,525,103
	5,919	Term Loan, 6.25%, Maturing April 30, 2015	5,951,029
	7,195	Term Loan, 6.25%, Maturing April 30, 2015	7,237,076
	11,942	Term Loan, 6.25%, Maturing April 30, 2015	12,011,431
	3,021	Term Loan, 6.50%, Maturing February 22, 2016	3,042,142
	9,304	Term Loan, 6.50%, Maturing February 22, 2016	9,384,713

See notes to financial statements

Floating Rate Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Drugs (continued)

WC Luxco Sarl
	11,500	Term Loan, 4.51%, Maturing August 20, 2014	$11,492,813

			$70,586,052

Ecological Services and Equipment — 0.5%

BakerCorp.
	2,806	Term Loan, 4.84%, Maturing May 8, 2014	$2,745,284
Big Dumpster Merger Sub, Inc.
	1,614	Term Loan, 2.51%, Maturing February 5, 2013	1,197,435
Environmental Systems Products Holdings, Inc.
	357	Term Loan - Second Lien, 13.50%, Maturing September 12, 2014	312,363
Kemble Water Structure, Ltd.
GBP	14,400	Term Loan - Second Lien, 5.03%, Maturing October 13, 2013	22,150,900
Sensus Metering Systems, Inc.
	7,317	Term Loan, 7.00%, Maturing June 3, 2013	7,362,337
Synagro Technologies, Inc.
	995	Term Loan, 2.26%, Maturing April 2, 2014	865,527
Wastequip, Inc.
	679	Term Loan, 2.51%, Maturing February 5, 2013	504,183

			$35,138,029

Electronics / Electrical — 3.1%

Aspect Software, Inc.
	19,587	Term Loan, 6.25%, Maturing April 19, 2016	$19,570,422
Baldor Electric Co.
	824	Term Loan, 5.25%, Maturing January 31, 2014	831,369
Christie/Aix, Inc.
	5,179	Term Loan, 5.25%, Maturing April 29, 2016	5,153,262
Fairchild Semiconductor Corp.
	10,688	Term Loan, 1.81%, Maturing June 26, 2013	10,581,153
FCI International S.A.S.
	552	Term Loan, 3.66%, Maturing November 1, 2013	531,734
	573	Term Loan, 3.66%, Maturing November 1, 2013	552,324
	750	Term Loan, 3.91%, Maturing November 1, 2013	722,705
	552	Term Loan, 3.66%, Maturing October 31, 2014	531,734
	573	Term Loan, 3.66%, Maturing October 31, 2014	552,324
Freescale Semiconductor, Inc.
	26,314	Term Loan, 4.51%, Maturing December 1, 2016	24,822,508
Infor Enterprise Solutions Holdings
EUR	2,887	Term Loan, 5.80%, Maturing July 28, 2015	3,647,082
	7,099	Term Loan, 6.01%, Maturing July 28, 2015	6,575,404
	19,124	Term Loan, 6.01%, Maturing July 28, 2015	17,797,402
Microsemi Corp.
	6,725	Term Loan, Maturing November 2, 2017(6)	6,807,664
Network Solutions, LLC
	9,709	Term Loan, 2.52%, Maturing March 7, 2014	9,199,689
Open Solutions, Inc.
	10,028	Term Loan, 2.42%, Maturing January 23, 2014	8,534,225
RBS Worldpay, Inc.
GBP	5,000	Term Loan, Maturing October 2, 2017(6)	8,059,825
	3,500	Term Loan, Maturing October 15, 2017(6)	3,527,345
Sensata Technologies Finance Co.
	22,757	Term Loan, 2.04%, Maturing April 26, 2013	22,222,077
Shield Finance Co. S.A.R.L.
	6,278	Term Loan, 7.75%, Maturing June 15, 2016	6,277,562
Spansion, LLC
	9,858	Term Loan, 7.50%, Maturing January 8, 2015	9,964,773
Spectrum Brands, Inc.
	23,425	Term Loan, 8.00%, Maturing June 16, 2016	23,930,113
SS&C Technologies, Inc.
	2,650	Term Loan, 2.28%, Maturing November 23, 2012	2,616,711
VeriFone, Inc.
	1,819	Term Loan, 3.01%, Maturing October 31, 2013	1,809,961
Vertafore, Inc.
	6,708	Term Loan, 6.75%, Maturing July 29, 2016	6,743,405

			$201,562,773

Equipment Leasing — 0.0%(10)

Hertz Corp.
	8	Term Loan, 2.01%, Maturing December 21, 2012	$7,784
	835	Term Loan, 2.09%, Maturing December 21, 2012	828,968

			$836,752

Farming / Agriculture — 0.3%

CF Industries, Inc.
	7,792	Term Loan, 4.50%, Maturing April 6, 2015	$7,864,610
Wm. Bolthouse Farms, Inc.
	13,433	Term Loan, 5.50%, Maturing February 11, 2016	13,452,649

			$21,317,259

Financial Intermediaries — 2.9%

Asset Acceptance Capital Corp.
	8,887	Term Loan, 3.80%, Maturing June 5, 2013	$8,605,219
Citco III, Ltd.
	18,775	Term Loan, 4.75%, Maturing May 30, 2014	18,071,414

See notes to financial statements

Floating Rate Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Financial Intermediaries (continued)

E.A. Viner International Co.
	276	Term Loan, 4.79%, Maturing July 31, 2013	$267,759
Fidelity National Information Services, Inc.
	17,550	Term Loan, 5.25%, Maturing July 18, 2016	17,766,181
First Data Corp.
	3,333	Term Loan, 3.01%, Maturing September 24, 2014	3,001,703
	3,803	Term Loan, 3.01%, Maturing September 24, 2014	3,425,512
	5,715	Term Loan, 3.01%, Maturing September 24, 2014	5,147,675
Grosvenor Capital Management
	8,974	Term Loan, 4.31%, Maturing December 5, 2016	8,861,914
Interactive Data Corp.
	10,474	Term Loan, 6.75%, Maturing January 27, 2017	10,664,634
Jupiter Asset Management Group
GBP	2,841	Term Loan, 4.70%, Maturing March 17, 2015	4,354,318
LPL Holdings, Inc.
	7,761	Term Loan, 2.04%, Maturing June 28, 2013	7,725,052
	24,428	Term Loan, 4.25%, Maturing June 25, 2015	24,351,875
	15,920	Term Loan, 5.25%, Maturing June 28, 2017	15,890,150
MSCI, Inc.
	24,140	Term Loan, 4.75%, Maturing June 1, 2016	24,316,780
Nuveen Investments, Inc.
	25,438	Term Loan, 3.29%, Maturing November 13, 2014	23,893,453
Oxford Acquisition III, Ltd.
	7,042	Term Loan, 2.04%, Maturing May 12, 2014	6,466,833
RJO Holdings Corp. (RJ O’Brien)
	4,085	Term Loan, 5.26%, Maturing July 12, 2014(2)	2,716,386

			$185,526,858

Food Products — 2.4%

Acosta, Inc.
	16,738	Term Loan, 2.51%, Maturing July 28, 2013	$16,423,993
American Seafoods Group, LLC
	10,709	Term Loan, 5.50%, Maturing May 7, 2015	10,719,213
Autobar BV
EUR	424	Term Loan, Maturing October 6, 2017(6)	593,453
EUR	2,576	Term Loan, Maturing October 6, 2017(6)	3,608,043
B&G Foods, Inc.
	1,500	Term Loan, 2.30%, Maturing February 26, 2013	1,491,875
BL Marketing, Ltd.
GBP	3,500	Term Loan, 2.79%, Maturing December 31, 2013	5,339,033
GBP	2,500	Term Loan - Second Lien, 5.53%, Maturing June 30, 2015	3,753,006
Dean Foods Co.
	26,259	Term Loan, 1.79%, Maturing April 2, 2014	25,560,045
Dole Foods Company, Inc.
	6,629	Term Loan, 5.04%, Maturing March 2, 2017	6,677,494
	2,669	Term Loan, 5.06%, Maturing March 2, 2017	2,688,472
Liberator Midco, Ltd.
	2,000	Term Loan, Maturing April 30, 2016(6)	2,013,000
Lion Polaris S.A.S
EUR	2,837	Term Loan, 5.82%, Maturing October 31, 2017	3,981,306
Mafco Worldwide Corp.
	881	Term Loan, 2.26%, Maturing December 8, 2011	863,656
Michael Foods Holdings, Inc.
	5,262	Term Loan, 6.25%, Maturing June 29, 2016	5,340,740
Picard
EUR	1,663	Term Loan, 5.82%, Maturing September 14, 2017	2,332,371
Pierre Foods, Inc.
	14,825	Term Loan, 7.00%, Maturing September 30, 2016	14,695,281
Pinnacle Foods Finance, LLC
	4,000	Revolving Loan, 0.87%, Maturing April 2, 2013(3)	3,640,000
	36,672	Term Loan, 2.76%, Maturing April 2, 2014	35,778,095
	6,883	Term Loan, 6.00%, Maturing April 2, 2014	6,968,784
United Biscuits
GBP	2,000	Term Loan, 3.07%, Maturing December 15, 2014	3,125,921
GBP	1,500	Term Loan - Second Lien, 5.04%, Maturing June 15, 2016	2,301,377

			$157,895,158

Food Service — 3.7%

AFC Enterprises, Inc.
	1,209	Term Loan, 7.00%, Maturing May 11, 2013	$1,213,827
Aramark Corp.
	963	Term Loan, 2.16%, Maturing January 26, 2014	885,500
	26,179	Term Loan, 2.16%, Maturing January 27, 2014	25,519,361
	3,028	Term Loan, 2.28%, Maturing January 27, 2014	2,951,629
	4,018	Term Loan, 3.36%, Maturing July 26, 2016	3,995,837
	40,872	Term Loan, 3.54%, Maturing July 26, 2016	40,642,499
Buffets, Inc.
	9,160	Term Loan, 12.00%, Maturing April 21, 2015(2)	8,598,957
	1,140	Term Loan, 7.39%, Maturing April 22, 2015(2)	884,806
Burger King Corp.
	44,575	Term Loan, 6.25%, Maturing October 19, 2016	45,037,466
EUR	3,000	Term Loan, Maturing October 19, 2016(6)	4,214,545
CBRL Group, Inc.
	366	Term Loan, 1.96%, Maturing April 29, 2013	362,494
	3,599	Term Loan, 1.96%, Maturing April 29, 2013	3,566,121
	221	Term Loan, 2.96%, Maturing April 27, 2016	219,402
	2,299	Term Loan, 2.96%, Maturing April 27, 2016	2,280,551

See notes to financial statements

Floating Rate Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Food Service (continued)

Denny’s, Inc.
	10,875	Term Loan, 6.50%, Maturing September 20, 2016	$10,908,984
DineEquity, Inc.
	21,000	Term Loan, 6.00%, Maturing October 19, 2017	21,245,007
JRD Holdings, Inc.
	3,459	Term Loan, 2.51%, Maturing July 2, 2014	3,372,375
OSI Restaurant Partners, LLC
	2,157	Term Loan, 3.90%, Maturing June 14, 2013	2,032,055
	23,340	Term Loan, 2.63%, Maturing June 14, 2014	21,988,613
QCE Finance, LLC
	9,586	Term Loan, 5.06%, Maturing May 5, 2013	8,300,643
Sagittarius Restaurants, LLC
	10,253	Term Loan, 7.50%, Maturing May 18, 2015	10,259,377
Selecta
CHF	18,405	Term Loan, 2.45%, Maturing July 2, 2015	16,115,900
SSP Financing, Ltd.
	5,115	Term Loan, 1.29%, Maturing December 17, 2016	3,961,259
Wendy’s/Arby’s Restaurants, LLC
	3,416	Term Loan, 5.00%, Maturing May 24, 2017	3,439,570

			$241,996,778

Food / Drug Retailers — 2.7%

General Nutrition Centers, Inc.
	38,213	Term Loan, 2.53%, Maturing September 16, 2013	$37,352,857
NBTY, Inc.
	29,750	Term Loan, 6.25%, Maturing October 2, 2017	30,177,537
Pantry, Inc. (The)
	61	Term Loan, 2.01%, Maturing May 15, 2014	58,647
	6,638	Term Loan, 2.01%, Maturing May 15, 2014	6,372,344
Rite Aid Corp.
	43,718	Term Loan, 2.01%, Maturing June 4, 2014	39,462,906
	13,811	Term Loan, 6.00%, Maturing June 4, 2014	13,715,903
Roundy’s Supermarkets, Inc.
	40,323	Term Loan, 7.00%, Maturing November 3, 2013	40,499,550
	2,500	Term Loan - Second Lien, 10.00%, Maturing April 18, 2016	2,554,688
Supervalu, Inc.
	2,897	Term Loan, 1.54%, Maturing June 1, 2012	2,824,610
	849	Term Loan, 3.04%, Maturing October 5, 2015	827,547

			$173,846,589

Forest Products — 0.9%

Georgia-Pacific Corp.
	5,421	Term Loan, 2.29%, Maturing December 20, 2012	$5,422,335
	39,849	Term Loan, 2.29%, Maturing December 21, 2012	39,855,782
	10,414	Term Loan, 3.54%, Maturing December 23, 2014	10,450,890

			$55,729,007

Health Care — 11.3%

1-800-Contacts, Inc.
	7,940	Term Loan, 7.70%, Maturing March 4, 2015	$7,900,238
Alliance Healthcare Services
	11,837	Term Loan, 5.50%, Maturing June 1, 2016	11,759,307
American Medical Systems
	257	Term Loan, 2.56%, Maturing July 20, 2012	250,191
AMR Holdco, Inc.
	4,938	Term Loan, 3.26%, Maturing April 8, 2015	4,943,672
Ardent Medical Services, Inc.
	7,587	Term Loan, 6.50%, Maturing September 15, 2015	7,539,457
Aveta Holdings LLC
	4,283	Term Loan, 8.00%, Maturing April 14, 2015	4,189,432
	4,283	Term Loan, 8.00%, Maturing April 14, 2015	4,189,432
Biomet, Inc.
	45,864	Term Loan, 3.28%, Maturing March 25, 2015	45,284,672
EUR	2,885	Term Loan, 3.81%, Maturing March 25, 2015	3,912,520
Cardinal Health 409, Inc.
	15,401	Term Loan, 2.51%, Maturing April 10, 2014	14,473,427
Carestream Health, Inc.
	16,389	Term Loan, 2.26%, Maturing April 30, 2013	16,053,239
Carl Zeiss Vision Holding GmbH
EUR	7,534	Term Loan, 2.24%, Maturing October 24, 2014	9,201,244
EUR	837	Term Loan, 4.00%, Maturing September 30, 2019	854,880
CDRL MS, Inc.
	5,000	Term Loan, 6.75%, Maturing September 29, 2016	5,040,625
Community Health Systems, Inc.
	3,120	Term Loan, 2.55%, Maturing July 25, 2014	3,065,516
	80,441	Term Loan, 2.55%, Maturing July 25, 2014	79,033,628
Concentra, Inc.
	6,607	Term Loan, 2.54%, Maturing June 25, 2014	6,425,756
Convatec Cidron
EUR	1,998	Term Loan, 4.12%, Maturing August 1, 2015	2,696,745
CRC Health Corp.
	1,838	Term Loan, 2.54%, Maturing February 6, 2013	1,755,430
	3,705	Term Loan, 2.54%, Maturing February 6, 2013	3,538,218
Dako EQT Project Delphi
EUR	3,099	Term Loan, 3.00%, Maturing May 31, 2016	3,708,784
	1,568	Term Loan, 2.42%, Maturing June 12, 2016	1,348,739
DaVita, Inc.
	23,525	Term Loan, 4.50%, Maturing October 20, 2016	23,747,993

See notes to financial statements

Floating Rate Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Health Care (continued)

DJO Finance, LLC
	16,385	Term Loan, 3.26%, Maturing May 20, 2014	$15,983,955
Emdeon Business Services, LLC
	9,000	Term Loan, 4.50%, Maturing November 18, 2013	9,035,622
Fenwal, Inc.
	505	Term Loan, 2.55%, Maturing February 28, 2014	441,372
	2,945	Term Loan, 2.55%, Maturing February 28, 2014	2,574,854
Fresenius Medical Care Holdings
	7,797	Term Loan, 1.66%, Maturing March 31, 2013	7,710,652
Fresenius SE
	361	Term Loan, 4.50%, Maturing September 10, 2014	364,506
	633	Term Loan, 4.50%, Maturing September 10, 2014	638,112
Grifols SA
	24,600	Term Loan, Maturing October 15, 2016(6)	24,892,125
Hanger Orthopedic Group, Inc.
	3,268	Term Loan, 2.26%, Maturing May 28, 2013	3,256,540
Harvard Drug Group, LLC
	354	Term Loan, 6.50%, Maturing April 8, 2016	335,009
	2,571	Term Loan, 6.50%, Maturing April 8, 2016	2,436,429
HCA, Inc.
	26,850	Term Loan, 2.54%, Maturing November 18, 2013	26,307,322
	45,769	Term Loan, 3.54%, Maturing March 31, 2017	44,980,699
Health Management Association, Inc.
	45,085	Term Loan, 2.04%, Maturing February 28, 2014	44,111,335
Iasis Healthcare, LLC
	30	Term Loan, 2.25%, Maturing March 14, 2014	28,993
	109	Term Loan, 2.26%, Maturing March 14, 2014	106,276
	315	Term Loan, 2.26%, Maturing March 14, 2014	307,058
Ikaria Acquisition, Inc.
	3,500	Term Loan, 7.00%, Maturing May 16, 2016	3,358,540
IM U.S. Holdings, LLC
	9,212	Term Loan, 2.27%, Maturing June 26, 2014	8,906,961
IMS Health, Inc.
EUR	1,980	Term Loan, 5.50%, Maturing January 31, 2016	2,764,441
	8,169	Term Loan, 5.25%, Maturing February 26, 2016	8,260,537
inVentiv Health, Inc.
	9,426	Term Loan, 6.50%, Maturing August 4, 2016	9,492,652
Lifepoint Hospitals, Inc.
	15,498	Term Loan, 3.07%, Maturing April 15, 2015	15,509,961
MPT Operating Partnership, L.P.
	7,980	Term Loan, 5.00%, Maturing May 17, 2016	7,980,000
MultiPlan, Inc.
	29,748	Term Loan, 6.50%, Maturing August 26, 2017	29,910,537
Mylan, Inc.
	11,514	Term Loan, 3.56%, Maturing October 2, 2014	11,547,799
National Mentor Holdings, Inc.
	537	Term Loan, 2.15%, Maturing June 29, 2013	498,835
	8,686	Term Loan, 2.29%, Maturing June 29, 2013	8,066,771
Nyco Holdings
	2,000	Term Loan, 3.85%, Maturing December 29, 2013	1,886,388
	9,025	Term Loan, 4.01%, Maturing December 29, 2014	8,408,237
EUR	8,891	Term Loan, 4.60%, Maturing December 29, 2014	11,647,984
EUR	8,889	Term Loan, 5.35%, Maturing December 29, 2015	11,644,823
	9,022	Term Loan - Second Lien, 4.76%, Maturing December 29, 2015	8,405,681
Prime Healthcare Services, Inc.
	17,039	Term Loan, 7.25%, Maturing April 22, 2015	16,357,800
Psychiatric Solutions, Inc.
	770	Term Loan, 2.03%, Maturing July 2, 2012	767,936
RadNet Management, Inc.
	12,214	Term Loan, 5.75%, Maturing April 1, 2016	12,068,588
ReAble Therapeutics Finance, LLC
	8,780	Term Loan, 2.26%, Maturing November 16, 2013	8,612,168
RehabCare Group, Inc.
	4,583	Term Loan, 6.00%, Maturing November 24, 2015	4,603,824
Select Medical Holdings Corp.
	3,824	Term Loan, 4.09%, Maturing August 22, 2014	3,815,475
	12,402	Term Loan, 4.09%, Maturing August 22, 2014	12,375,320
Skillsoft Corp.
	3,990	Term Loan, 6.50%, Maturing May 26, 2017	4,031,564
Sunrise Medical Holdings, Inc.
EUR	2,476	Term Loan, 8.00%, Maturing May 13, 2014	3,187,418
TZ Merger Sub., Inc. (TriZetto)
	5,000	Term Loan, 6.50%, Maturing August 4, 2015	5,037,500
	4,818	Term Loan, 6.75%, Maturing August 4, 2015	4,822,352
Universal Health Services, Inc.
	20,425	Term Loan, Maturing July 28, 2016(6)	20,658,356
Vanguard Health Holding Co., LLC
	21,745	Term Loan, 5.00%, Maturing January 29, 2016	21,796,729
VWR Funding, Inc.
	22,227	Term Loan, 2.76%, Maturing June 30, 2014	21,421,313

			$732,270,494

Home Furnishings — 0.7%

Dometic Corp.
	914	Term Loan, 1.04%, Maturing September 5, 2013	$813,717
	2,057	Term Loan, 1.04%, Maturing September 5, 2013	1,707,434
	1,066	Term Loan, 3.50%, Maturing September 5, 2013(2)	391,913
Hunter Fan Co.
	3,081	Term Loan, 2.76%, Maturing April 16, 2014	2,707,317

See notes to financial statements

Floating Rate Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Home Furnishings (continued)

Interline Brands, Inc.
	6,416	Term Loan, 2.01%, Maturing June 23, 2013	$6,159,468
	1,376	Term Loan, 2.01%, Maturing June 23, 2013	1,320,788
National Bedding Co., LLC
	24,930	Term Loan, 2.38%, Maturing February 28, 2013	24,088,971
	4,500	Term Loan - Second Lien, 5.38%, Maturing February 28, 2014	4,286,250
Oreck Corp.
	797	Term Loan - Second Lien, 3.79%, Maturing March 19, 2016(7)	637,976
Sanitec Europe OY
EUR	3,464	Term Loan, 2.50%, Maturing June 24, 2016	3,845,345

			$45,959,179

Industrial Equipment — 2.4%

Alliance Laundry Systems, LLC
	2,000	Term Loan, 6.25%, Maturing September 23, 2016	$2,020,626
Baxi Group, Ltd.
EUR	3,254	Revolving Loan, 0.00%, Maturing December 27, 2010(3)	4,188,730
GBP	440	Term Loan, 3.26%, Maturing December 27, 2010	685,927
EUR	500	Term Loan, 3.53%, Maturing June 13, 2011	668,644
EUR	500	Term Loan, 4.53%, Maturing June 13, 2012	668,644
Brand Energy and Infrastructure Services, Inc.
	15,108	Term Loan, 2.56%, Maturing February 7, 2014	14,295,783
Bucyrus International, Inc.
	10,583	Term Loan, 4.50%, Maturing February 19, 2016	10,709,714
EPD Holdings, (Goodyear Engineering Products)
	2,587	Term Loan, 2.76%, Maturing July 31, 2014	2,251,359
	14,547	Term Loan, 2.76%, Maturing July 31, 2014	12,659,145
	2,000	Term Loan - Second Lien, 6.01%, Maturing July 13, 2015	1,578,750
Generac Acquisition Corp.
	11,802	Term Loan, 2.79%, Maturing November 11, 2013	11,167,328
Gleason Corp.
	3,459	Term Loan, 2.07%, Maturing June 30, 2013	3,406,911
Itron, Inc.
	551	Term Loan, 3.76%, Maturing April 18, 2014	554,133
Jason, Inc.
	302	Term Loan, 8.25%, Maturing September 21, 2014	297,293
	773	Term Loan, 8.25%, Maturing September 21, 2014	759,156
John Maneely Co.
	28,487	Term Loan, 3.54%, Maturing December 9, 2013	27,893,812
KION Group GmbH
	8,872	Term Loan, 4.01%, Maturing December 23, 2014(2)	7,151,182
EUR	527	Term Loan, 4.60%, Maturing December 23, 2014(2)	604,004
	8,872	Term Loan, 4.26%, Maturing December 23, 2015(2)	7,151,182
EUR	488	Term Loan, 4.85%, Maturing December 29, 2015(2)	558,627
Pinafore, LLC
	20,225	Term Loan, 6.75%, Maturing September 29, 2016	20,488,876
Polypore, Inc.
	2,000	Revolving Loan, 0.65%, Maturing July 3, 2013(3)	1,820,000
	22,621	Term Loan, 2.26%, Maturing July 3, 2014	22,154,600
EUR	1,078	Term Loan, 2.80%, Maturing July 3, 2014	1,418,202
Sequa Corp.
	1,989	Term Loan, 3.54%, Maturing December 3, 2014	1,886,893

			$157,039,521

Insurance — 1.8%

Alliant Holdings I, Inc.
	22,892	Term Loan, 3.29%, Maturing August 21, 2014	$22,262,578
AmWINS Group, Inc.
	6,428	Term Loan, 2.80%, Maturing June 8, 2013	5,998,060
Applied Systems, Inc.
	13,108	Term Loan, 2.76%, Maturing September 26, 2013	12,397,550
CCC Information Services Group, Inc.
	7,227	Term Loan, 2.51%, Maturing February 10, 2013	7,058,117
Conseco, Inc.
	22,278	Term Loan, 7.50%, Maturing October 10, 2013	22,006,548
Crump Group, Inc.
	3,000	Term Loan, 3.26%, Maturing August 1, 2014	2,823,559
HUB International Holdings, Inc.
	2,788	Term Loan, 2.79%, Maturing June 13, 2014	2,674,877
	16,733	Term Loan, 2.79%, Maturing June 13, 2014	16,052,732
	3,490	Term Loan, 6.75%, Maturing June 13, 2014	3,463,577
U.S.I. Holdings Corp.
	18,500	Term Loan, 2.76%, Maturing May 5, 2014	17,359,236
	1,980	Term Loan, 7.00%, Maturing May 5, 2014	1,943,370

			$114,040,204

Leisure Goods / Activities / Movies — 3.7%

24 Hour Fitness Worldwide, Inc.
	3,990	Term Loan, 6.75%, Maturing April 22, 2016	$3,819,180
AMC Entertainment, Inc.
	20,157	Term Loan, 1.76%, Maturing January 28, 2013	19,888,692
AMF Bowling Worldwide, Inc.
	2,785	Term Loan, 2.76%, Maturing June 8, 2013	2,459,839
Bombardier Recreational Products
	23,998	Term Loan, 3.39%, Maturing June 28, 2013	21,567,762
Carmike Cinemas, Inc.
	15,351	Term Loan, 5.50%, Maturing January 27, 2016	15,439,663

See notes to financial statements

Floating Rate Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Leisure Goods / Activities / Movies (continued)

Cedar Fair, L.P.
	14,963	Term Loan, 5.50%, Maturing December 15, 2016	$15,178,873
CFV I, LLC/Hicks Sports Group
	438	Term Loan, 11.77%, Maturing December 1, 2010(2)(3)	454,404
Cinemark, Inc.
	28,842	Term Loan, 3.55%, Maturing April 29, 2016	28,950,511
Deluxe Entertainment Services Group, Inc.
	271	Term Loan, 6.25%, Maturing May 11, 2013	258,287
	4,477	Term Loan, 6.25%, Maturing May 11, 2013	4,260,498
Fender Musical Instruments Corp.
	3,949	Term Loan, 2.54%, Maturing June 9, 2014	3,416,034
	1,133	Term Loan, 2.55%, Maturing June 9, 2014	979,706
Metro-Goldwyn-Mayer Holdings, Inc.
	22,904	Term Loan, 0.00%, Maturing April 9, 2012(4)	10,726,733
National CineMedia, LLC
	12,250	Term Loan, 2.05%, Maturing February 13, 2015	11,905,469
Odeon
GBP	624	Term Loan, 3.99%, Maturing April 2, 2015	955,845
GBP	624	Term Loan, 4.86%, Maturing April 2, 2016	955,845
Regal Cinemas Corp.
	23,428	Term Loan, 3.79%, Maturing November 21, 2016	23,526,125
Revolution Studios Distribution Co., LLC
	5,511	Term Loan, 4.01%, Maturing December 21, 2014	4,353,332
Six Flags Theme Parks, Inc.
	19,594	Term Loan, 6.00%, Maturing June 30, 2016	19,703,622
Sram, LLC
	5,517	Term loan, 5.01%, Maturing April 30, 2015	5,531,034
SW Acquisition Co., Inc.
	14,044	Term Loan, 5.75%, Maturing June 1, 2016	14,164,568
Universal City Development Partners, Ltd.
	17,562	Term Loan, 5.50%, Maturing November 6, 2014	17,730,255
Zuffa, LLC
	4,000	Revolving Loan, 1.34%, Maturing June 19, 2012(3)	3,876,400
	10,978	Term Loan, 2.31%, Maturing June 19, 2015	10,473,215

			$240,575,892

Lodging and Casinos — 3.1%

Ameristar Casinos, Inc.
	1,800	Term Loan, 3.54%, Maturing November 10, 2012	$1,800,068
Choctaw Resort Development Enterprise
	2,261	Term Loan, 7.25%, Maturing November 4, 2011	2,241,137
Full Moon Holdco 3, Ltd.
GBP	1,500	Term Loan, 4.52%, Maturing November 20, 2014	2,168,180
GBP	1,500	Term Loan, 5.02%, Maturing November 20, 2015	2,168,180
Gala Electric Casinos, Ltd.
EUR	317	Revolving Loan, 5.14%, Maturing September 28, 2012	434,331
GBP	667	Revolving Loan, 4.57%, Maturing October 26, 2012	1,050,621
GBP	10,750	Term Loan, 4.90%, Maturing December 12, 2014	16,271,680
GBP	10,750	Term Loan, 5.40%, Maturing December 12, 2014	16,271,787
GBP	1,178	Term Loan - Second Lien, 7.40%, Maturing April 7, 2015	1,732,790
Gateway Casinos & Entertainment
	3,605	Term Loan, 10.50%, Maturing September 16, 2014	3,614,195
Harrah’s Operating Co.
	7,051	Term Loan, 3.29%, Maturing January 28, 2015	6,242,817
	12,000	Term Loan, 3.29%, Maturing January 28, 2015	10,606,500
	16,365	Term Loan, 3.29%, Maturing January 28, 2015	14,454,641
	9,925	Term Loan, 9.50%, Maturing October 31, 2016	10,348,192
Herbst Gaming, Inc.
	2,455	Term Loan, 0.00%, Maturing January 2, 2014(4)	1,388,230
	6,176	Term Loan, 0.00%, Maturing January 2, 2014(4)	3,491,753
Isle of Capri Casinos, Inc.
	5,605	Term Loan, 5.00%, Maturing November 25, 2013	5,499,215
	9,167	Term Loan, 5.00%, Maturing November 25, 2013	8,993,642
	22,308	Term Loan, 5.00%, Maturing November 25, 2013	21,885,515
Las Vegas Sands, LLC
	4,942	Term Loan, 3.03%, Maturing November 23, 2016	4,627,170
	9,680	Term Loan, 3.03%, Maturing November 23, 2016	9,069,835
LodgeNet Entertainment Corp.
	9,151	Term Loan, 2.29%, Maturing April 4, 2014	8,708,347
Penn National Gaming, Inc.
	29,483	Term Loan, 2.03%, Maturing October 3, 2012	29,328,690
Scandic Hotels
EUR	1,725	Term Loan, 3.11%, Maturing April 25, 2015	1,962,208
EUR	1,725	Term Loan, 3.49%, Maturing June 30, 2016	1,962,208
Venetian Casino Resort/Las Vegas Sands, Inc.
	851	Term Loan, Maturing May 23, 2014(6)	810,173
	4,149	Term Loan, Maturing May 23, 2014(6)	3,949,202
VML US Finance, LLC
	2,756	Term Loan, 4.78%, Maturing May 25, 2012	2,757,469
	9,119	Term Loan, 4.78%, Maturing May 27, 2013	9,121,395

			$202,960,171

Nonferrous Metals / Minerals — 0.8%

Euramax International, Inc.
GBP	473	Term Loan, 10.00%, Maturing June 29, 2013	$717,642
	744	Term Loan, 10.00%, Maturing June 29, 2013	703,128
GBP	451	Term Loan, 14.00%, Maturing June 29, 2013(2)	685,275
	705	Term Loan, 14.00%, Maturing June 29, 2013(2)	666,220
Fairmount Minerals, Ltd.
	8,850	Term Loan, 6.25%, Maturing August 5, 2016	8,964,315

See notes to financial statements

Floating Rate Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Nonferrous Metals / Minerals (continued)

Noranda Aluminum Acquisition
	10,464	Term Loan, 2.05%, Maturing May 18, 2014	$10,202,508
Novelis, Inc.
	3,422	Term Loan, 2.26%, Maturing July 6, 2014	3,367,190
	8,275	Term Loan, 2.26%, Maturing July 7, 2014	8,142,736
Oxbow Carbon and Mineral Holdings
	16,758	Term Loan, 2.29%, Maturing May 8, 2014	16,244,871
Tube City IMS Corp.
	1,147	Term Loan, 2.51%, Maturing January 25, 2014	1,056,424
	144	Term Loan, 2.78%, Maturing January 25, 2014	132,696

			$50,883,005

Oil and Gas — 2.3%

Big West Oil, LLC
	4,822	Term Loan, 12.00%, Maturing July 23, 2015	$4,909,625
CITGO Petroleum Corp.
	7,036	Term Loan, 8.00%, Maturing June 24, 2015	7,176,096
	23,205	Term Loan, 9.00%, Maturing June 15, 2017	23,887,006
Crestwood Holdings, LLC
	4,175	Term Loan, 10.50%, Maturing September 30, 2016	4,232,406
Dresser, Inc.
	21,860	Term Loan, 2.61%, Maturing May 4, 2014	21,791,444
	5,000	Term Loan - Second Lien, 6.11%, Maturing May 4, 2015	5,000,000
Dynegy Holdings, Inc.
	2,616	Term Loan, 4.01%, Maturing April 2, 2013	2,588,143
	45,710	Term Loan, 4.01%, Maturing April 2, 2013	45,223,941
Enterprise GP Holdings, L.P.
	2,352	Term Loan, 2.51%, Maturing November 10, 2014	2,347,590
Hercules Offshore, Inc.
	2,780	Term Loan, 6.00%, Maturing July 11, 2013	2,594,517
IFM (US) Colonial Pipeline 2, LLC
	871	Term Loan, 2.31%, Maturing February 27, 2012	867,284
Precision Drilling Corp.
	3,403	Term Loan, 4.26%, Maturing December 23, 2013	3,382,065
	7,491	Term Loan, 7.25%, Maturing September 30, 2014	7,596,561
SemGroup Corp.
	7,464	Term Loan, 1.58%, Maturing November 30, 2012	7,523,724
Sheridan Production Partners I, LLC
	780	Term Loan, 7.50%, Maturing April 20, 2017	780,964
	1,276	Term Loan, 7.50%, Maturing April 20, 2017	1,278,579
	9,631	Term Loan, 7.50%, Maturing April 20, 2017	9,649,057

			$150,829,002

Publishing — 3.8%

American Media Operations, Inc.
	17,425	Term Loan, 10.00%, Maturing January 30, 2013(2)	$17,229,402
Aster Zweite Beteiligungs GmbH
	597	Term Loan, 2.71%, Maturing September 27, 2013	558,023
	7,825	Term Loan, 2.71%, Maturing September 27, 2013	7,311,484
	639	Term Loan, 2.71%, Maturing September 27, 2014	596,647
EUR	708	Term Loan, 3.39%, Maturing December 31, 2014	939,661
EUR	792	Term Loan, 3.39%, Maturing December 31, 2014	1,049,744
Black Press US Partnership
	1,110	Term Loan, 2.30%, Maturing August 2, 2013	993,893
	1,829	Term Loan, 2.30%, Maturing August 2, 2013	1,637,000
GateHouse Media Operating, Inc.
	4,906	Term Loan, 2.26%, Maturing August 28, 2014	1,812,658
	15,631	Term Loan, 2.26%, Maturing August 28, 2014	5,775,660
	9,330	Term Loan, 2.51%, Maturing August 28, 2014	3,447,559
Getty Images, Inc.
	8,834	Term Loan, 6.25%, Maturing July 2, 2015	8,857,982
Hanley-Wood, LLC
	7,294	Term Loan, 2.62%, Maturing March 8, 2014	3,329,597
Lamar Media Corp.
	6,501	Term Loan, 4.25%, Maturing December 30, 2016	6,548,704
Laureate Education, Inc.
	2,881	Term Loan, 3.54%, Maturing August 17, 2014	2,706,328
	19,242	Term Loan, 3.54%, Maturing August 17, 2014	18,075,503
	2,970	Term Loan, 7.00%, Maturing August 31, 2014	2,949,952
MediaNews Group, Inc.
	2,188	Term Loan, 8.50%, Maturing March 19, 2014	2,076,876
Merrill Communications, LLC
	9,854	Term Loan, 8.50%, Maturing December 24, 2012	9,533,977
Nelson Education, Ltd.
	284	Term Loan, 2.79%, Maturing July 5, 2014	253,893
Newspaper Holdings, Inc.
	18,203	Term Loan, 1.81%, Maturing July 24, 2014	10,922,068
Nielsen Finance, LLC
	39,844	Term Loan, 2.26%, Maturing August 9, 2013	39,055,877
	5,402	Term Loan, 4.01%, Maturing May 2, 2016	5,326,451
	6,830	Term Loan, 4.01%, Maturing May 2, 2016	6,767,001
SGS International, Inc.
	1,943	Term Loan, 3.78%, Maturing December 30, 2011	1,933,568
	962	Term Loan, 3.78%, Maturing December 30, 2011	956,704
Source Interlink Companies, Inc.
	1,779	Term Loan, 10.75%, Maturing June 18, 2012	1,769,960
	4,063	Term Loan, 10.75%, Maturing June 18, 2013	3,880,548
	1,387	Term Loan, 15.00%, Maturing March 18, 2014(2)	873,557
Source Media, Inc.
	9,714	Term Loan, 7.00%, Maturing November 8, 2011	9,300,950

See notes to financial statements

Floating Rate Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Publishing (continued)

Springer Science+Business Media S.A.
EUR	6,265	Term Loan, 6.75%, Maturing June 30, 2015	$8,745,488
	9,000	Term Loan, 6.75%, Maturing June 17, 2016	9,033,750
Star Tribune Co. (The)
	1,262	Term Loan, 8.00%, Maturing September 28, 2014	1,142,314
	841	Term Loan, 8.00%, Maturing September 29, 2014	761,543
TL Acquisitions, Inc.
	8,294	Term Loan, 2.54%, Maturing July 3, 2014	7,593,400
Trader Media Corp.
GBP	11,879	Term Loan, 2.57%, Maturing March 23, 2015	18,320,196
Tribune Co.
	4,791	Term Loan, 0.00%, Maturing June 7, 2011(4)	3,138,011
Xsys, Inc.
	7,834	Term Loan, 2.71%, Maturing September 27, 2013	7,319,521
EUR	2,750	Term Loan, 3.39%, Maturing September 27, 2013	3,647,242
	8,001	Term Loan, 2.71%, Maturing September 27, 2014	7,476,327
EUR	2,690	Term Loan, 3.39%, Maturing September 27, 2014	3,567,313
EUR	1,000	Term Loan - Second Lien, 5.39%, Maturing September 27, 2015	1,302,492

			$248,518,824

Radio and Television — 2.4%

Block Communications, Inc.
	9,339	Term Loan, 2.29%, Maturing December 22, 2011	$8,872,322
CMP Susquehanna Corp.
	3,815	Revolving Loan, 1.58%, Maturing May 5, 2012(3)	3,299,762
	8,849	Term Loan, 2.31%, Maturing May 5, 2013	7,935,745
Cumulus Media, Inc.
	12,833	Term Loan, 4.01%, Maturing June 11, 2014	11,754,887
Entercom Communications Corp.
	3,000	Revolving Loan, 1.49%, Maturing June 30, 2012(3)	2,775,000
	3,000	Term Loan, Maturing June 30, 2012(6)	2,912,499
Gray Television, Inc.
	2,712	Term Loan, 3.76%, Maturing December 31, 2014	2,636,118
HIT Entertainment, Inc.
	1,438	Term Loan, 5.68%, Maturing June 1, 2012	1,401,025
Live Nation Worldwide, Inc.
	19,596	Term Loan, 4.50%, Maturing November 7, 2016	19,547,252
Local TV Finance, LLC
	2,932	Term Loan, 2.29%, Maturing May 7, 2013	2,746,704
Mission Broadcasting, Inc.
	3,803	Term Loan, 5.00%, Maturing September 30, 2016	3,802,719
NEP II, Inc.
	2,378	Term Loan, 2.30%, Maturing February 16, 2014	2,282,656
New Young Broadcasting Holding Co., Inc.
	2,053	Term Loan, 8.00%, Maturing June 30, 2015	2,061,870
Nexstar Broadcasting, Inc.
	5,948	Term Loan, 5.01%, Maturing September 30, 2016	5,947,843
Raycom TV Broadcasting, LLC
	9,083	Term Loan, 1.81%, Maturing June 25, 2014	8,446,916
Spanish Broadcasting System, Inc.
	6,277	Term Loan, 2.04%, Maturing June 11, 2012	6,030,980
Tyrol Acquisition 2 SAS
EUR	6,300	Term Loan, 2.85%, Maturing January 30, 2015	7,542,763
EUR	6,300	Term Loan, 3.10%, Maturing January 29, 2016	7,542,763
Univision Communications, Inc.
	21,078	Term Loan, 2.51%, Maturing September 29, 2014	19,956,496
	21,078	Term Loan, 4.51%, Maturing March 31, 2017	19,916,722
Weather Channel
	7,551	Term Loan, 5.00%, Maturing September 14, 2015	7,595,218

			$155,008,260

Rail Industries — 0.1%

Kansas City Southern Railway Co.
	7,754	Term Loan, 2.05%, Maturing April 26, 2013	$7,584,727
	1,935	Term Loan, 1.78%, Maturing April 28, 2013	1,884,206

			$9,468,933

Retailers (Except Food and Drug) — 2.9%

American Achievement Corp.
	1,349	Term Loan, 6.26%, Maturing March 25, 2011	$1,342,462
Amscan Holdings, Inc.
	4,073	Term Loan, 2.54%, Maturing May 25, 2013	3,933,652
Dollar General Corp.
	10,000	Term Loan, 3.01%, Maturing July 7, 2014	9,884,690
	2,500	Term Loan, 3.02%, Maturing July 7, 2014	2,476,215
Educate, Inc.
	2,687	Term Loan - Second Lien, 8.51%, Maturing June 16, 2014	2,619,411
Harbor Freight Tools USA, Inc.
	16,823	Term Loan, 5.02%, Maturing February 24, 2016	16,836,317
KKR My Best Friend UK Holdco.
GBP	2,000	Term Loan, 5.57%, Maturing January 24, 2017	3,199,552
Mapco Express, Inc.
	2,802	Term Loan, 6.50%, Maturing April 28, 2011	2,745,554
Matalan Group, Ltd.
GBP	7,198	Term Loan, 5.57%, Maturing March 24, 2016	11,534,026
Michaels Stores, Inc.
	15,500	Term Loan, 2.63%, Maturing October 31, 2013	15,060,187
	5,000	Term Loan, Maturing July 31, 2016(6)	4,966,665

See notes to financial statements

Floating Rate Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Retailers (Except Food and Drug) (continued)

Neiman Marcus Group, Inc.
	27,678	Term Loan, 2.29%, Maturing April 5, 2013	$27,045,472
Orbitz Worldwide, Inc.
	15,796	Term Loan, 3.28%, Maturing July 25, 2014	15,388,070
Oriental Trading Co., Inc.
	2,000	Term Loan - Second Lien, 0.00%, Maturing January 31, 2014(4)	67,500
Pep Boys-Manny, Moe, & Jack (The)
	2,351	Term Loan, 2.30%, Maturing October 28, 2013	2,271,229
Pilot Travel Centers, LLC
	6,039	Term Loan, 5.25%, Maturing June 30, 2016	6,129,595
Rent-A-Center, Inc.
	273	Term Loan, 2.02%, Maturing June 30, 2012	272,697
	7,255	Term Loan, 3.30%, Maturing March 31, 2015	7,273,052
Rover Acquisition Corp.
	6,884	Term Loan, 2.53%, Maturing October 25, 2013	6,753,824
Savers, Inc.
	7,736	Term Loan, 5.75%, Maturing March 11, 2016	7,765,135
Visant Corp.
	7,975	Term Loan, 7.00%, Maturing December 22, 2016	8,053,091
Vivarte
EUR	89	Term Loan, 2.74%, Maturing March 9, 2015	105,257
EUR	348	Term Loan, 2.74%, Maturing March 9, 2015	409,333
EUR	8,179	Term Loan, 2.74%, Maturing March 9, 2015	9,631,382
EUR	8,179	Term Loan, 3.24%, Maturing March 8, 2016	9,631,382
EUR	89	Term Loan, 3.24%, Maturing May 29, 2016	105,257
EUR	348	Term Loan, 3.24%, Maturing May 29, 2016	409,333
EUR	13	Term Loan - Second Lien, 4.24%, Maturing September 8, 2016	14,720
EUR	88	Term Loan - Second Lien, 4.24%, Maturing September 8, 2016	90,484
EUR	900	Term Loan - Second Lien, 4.24%, Maturing September 8, 2016	930,697
Yankee Candle Company, Inc. (The)
	15,229	Term Loan, 2.26%, Maturing February 6, 2014	14,784,670

			$191,730,911

Surface Transport — 0.2%

CEVA Group PLC U.S.
	2,042	Term Loan, 3.26%, Maturing November 4, 2013	$1,834,436
Swift Transportation Co., Inc.
	6,000	Term Loan, 8.25%, Maturing May 6, 2012	5,711,250
	6,979	Term Loan, 8.25%, Maturing May 9, 2014	6,874,584

			$14,420,270

Telecommunications — 3.5%

Alaska Communications Systems Holdings, Inc.
	14,225	Term Loan, 6.25%, Maturing October 15, 2016	$14,316,865
Asurion Corp.
	24,414	Term Loan, 3.28%, Maturing July 3, 2014	22,845,128
	10,750	Term Loan, Maturing March 31, 2015(6)	10,571,958
	3,750	Term Loan - Second Lien, 6.76%, Maturing July 3, 2015	3,508,594
BCM Luxembourg, Ltd.
EUR	4,951	Term Loan, 2.72%, Maturing September 30, 2014	5,803,146
EUR	4,951	Term Loan, 2.97%, Maturing September 30, 2015	5,803,685
EUR	1,000	Term Loan - Second Lien, 5.10%, Maturing March 31, 2016	1,064,411
Cellular South, Inc.
	6,713	Term Loan, 2.05%, Maturing May 29, 2014	6,545,398
	2,944	Term Loan, 2.06%, Maturing May 29, 2014	2,870,385
CommScope, Inc.
	6,095	Term Loan, 2.79%, Maturing December 26, 2014	6,097,710
Intelsat Corp.
	2,193	Term Loan, 2.79%, Maturing January 3, 2014	2,141,164
	2,193	Term Loan, 2.79%, Maturing January 3, 2014	2,141,164
	2,194	Term Loan, 2.79%, Maturing January 3, 2014	2,141,765
	21,412	Term Loan, 2.79%, Maturing January 3, 2014	20,905,332
	21,412	Term Loan, 2.79%, Maturing January 3, 2014	20,905,332
	21,418	Term Loan, 2.79%, Maturing January 3, 2014	20,911,032
Intelsat Subsidiary Holding Co.
	7,500	Term Loan, 2.79%, Maturing July 3, 2013	7,319,386
IPC Systems, Inc.
	4,484	Term Loan, 2.53%, Maturing May 31, 2014	4,043,511
GBP	338	Term Loan, 2.99%, Maturing May 31, 2014	479,747
MacQuarie UK Broadcast Ventures, Ltd.
GBP	6,867	Term Loan, 2.57%, Maturing December 1, 2014	9,281,455
Metro PCS
	2,627	Term Loan, Maturing November 4, 2013(6)	2,603,424
NTelos, Inc.
	7,686	Term Loan, 5.75%, Maturing August 7, 2015	7,733,651
Telesat Canada, Inc.
	3,221	Term Loan, 3.26%, Maturing October 31, 2014	3,169,582
	37,503	Term Loan, 3.26%, Maturing October 31, 2014	36,900,706
TowerCo Finance, LLC
	2,456	Term Loan, 6.00%, Maturing November 24, 2014	2,485,097
Windstream Corp.
	4,246	Term Loan, 3.04%, Maturing December 17, 2015	4,261,200

			$226,850,828

See notes to financial statements

Floating Rate Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Utilities — 1.9%

AEI Finance Holding, LLC
	2,325	Revolving Loan, 3.29%, Maturing March 30, 2012	$2,258,421
	20,329	Term Loan, 3.29%, Maturing March 30, 2014	19,747,733
BRSP, LLC
	4,373	Term Loan, 7.50%, Maturing June 4, 2014	4,394,892
Calpine Corp.
	19,682	Term Loan, 3.17%, Maturing March 29, 2014	19,615,362
Covanta Energy Corp.
	781	Term Loan, 1.86%, Maturing February 10, 2014	759,596
	893	Term Loan, 1.93%, Maturing February 10, 2014	868,941
Mirant North America, LLC
	3,051	Term Loan, 2.01%, Maturing January 3, 2013	3,041,859
NRG Energy, Inc.
	3,633	Term Loan, 1.78%, Maturing February 1, 2013	3,561,195
	8	Term Loan, 1.79%, Maturing February 1, 2013	7,793
	13,883	Term Loan, 3.54%, Maturing August 31, 2015	13,896,909
	20,771	Term Loan, 3.54%, Maturing August 31, 2015	20,650,017
TXU Texas Competitive Electric Holdings Co., LLC
	6,416	Term Loan, 3.76%, Maturing October 10, 2014	5,047,776
	10,790	Term Loan, 3.76%, Maturing October 10, 2014	8,495,339
	20,454	Term Loan, 3.92%, Maturing October 10, 2014	16,092,154
Vulcan Energy Corp.
	3,253	Term Loan, 5.50%, Maturing September 29, 2015	3,281,646

			$121,719,633

Total Senior Floating-Rate Interests
(identified cost $6,153,872,650)			$6,105,984,048

Corporate Bonds & Notes — 1.6%

Principal
Amount*
(000’s omitted)		Security	Value

Aerospace and Defense — 0.1%

International Lease Finance Corp., Sr. Notes
	2,325	6.50%, 9/1/14(8)	$2,522,625
	2,325	6.75%, 9/1/16(8)	2,545,875
	2,325	7.125%, 9/1/18(8)	2,569,125

			$7,637,625

Building and Development — 0.3%

Grohe Holding GmbH, Variable Rate
EUR	13,000	3.86%, 1/15/14(9)	$17,233,965

			$17,233,965

Cable and Satellite Television — 0.2%

Virgin Media Finance PLC, Sr. Notes
	14,000	6.50%, 1/15/18	$15,085,000

			$15,085,000

Chemicals and Plastics — 0.0%(10)

Rhodia SA, Sr. Notes, Variable Rate
EUR	856	3.735%, 10/15/13(9)	$1,200,421
Wellman Holdings, Inc., Sr. Sub. Notes
	1,104	5.00%, 1/29/19(2)(7)	0

			$1,200,421

Ecological Services and Equipment — 0.0%(10)

Environmental Systems Product Holdings, Inc., Jr. Notes
	175	18.00%, 3/31/15(7)	$148,541

			$148,541

Electronics / Electrical — 0.1%

NXP BV/NXP Funding, LLC, Variable Rate
	6,300	3.039%, 10/15/13	$6,008,625

			$6,008,625

Financial Intermediaries — 0.1%

First Data Corp., Sr. Notes
	5,825	8.875%, 8/15/20(8)	$6,152,656

			$6,152,656

Health Care — 0.0%(10)

Accellent, Inc., Sr. Notes
	3,000	8.375%, 2/1/17(8)	$3,180,000

			$3,180,000

Leisure Goods / Activities / Movies — 0.2%

MU Finance PLC, Sr. Notes
	10,000	8.375%, 2/1/17(8)	$10,025,000

			$10,025,000

See notes to financial statements

Floating Rate Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)	Security	Value

Radio and Television — 0.1%

Entravision Communications, Sr. Notes
3,000	8.75%, 8/1/17(8)	$3,228,750

		$3,228,750

Utilities — 0.5%

Calpine Corp., Sr. Notes
33,200	7.50%, 2/15/21(8)	$34,154,500

		$34,154,500

Total Corporate Bonds & Notes
(identified cost $100,308,359)		$104,055,083

Asset-Backed Securities — 0.1%

Principal
Amount
(000’s omitted)	Security	Value

$726	Alzette European CLO SA, Series 2004-1A, Class E2, 7.273%, 12/15/20(11)	$473,096
1,750	Assemblies of God Financial Real Estate, Series 2004-1A, Class A, 2.439%, 6/15/29(8)(11)	1,748,612
884	Avalon Capital Ltd. 3, Series 1A, Class D, 2.279%, 2/24/19(8)(11)	567,680
1,129	Babson Ltd., Series 2005-1A, Class C1, 2.239%, 4/15/19(8)(11)	680,377
1,510	Bryant Park CDO Ltd., Series 2005-1A, Class C, 2.339%, 1/15/19(2)(8)(11)	769,868
1,500	Carlyle High Yield Partners, Series 2004-6A, Class C, 2.854%, 8/11/16(8)(11)	1,059,086
985	Centurion CDO 8 Ltd., Series 2005-8A, Class D, 5.793%, 3/8/17(8)(11)	637,927
2,000	Morgan Stanley Investment Management Croton, Ltd., Series 2005-1A, Class D, 2.239%, 1/15/18(8)(11)	1,114,368

Total Asset-Backed Securities
(identified cost $10,433,650)		$7,051,014

Common Stocks — 0.7%

Shares	Security	Value

Automotive — 0.1%

88,506	Dayco Products, LLC (12)(13)	$3,916,391
207,032	Hayes Lemmerz International, Inc.(7)(12)(13)	1,852,936

		$5,769,327

Building and Development — 0.1%

24,547	Lafarge Roofing(7)(12)(13)	$0
24,547	Lafarge Roofing(7)(12)(13)	0
24,547	Lafarge Roofing(7)(12)(13)	0
3,646	United Subcontractors, Inc.(7)(12)(13)	320,534
22,273	WCI Communities, Inc.(12)(13)	1,893,171

		$2,213,705

Chemicals and Plastics — 0.0%(10)

3,849	Vita Cayman II, Ltd.(12)(13)	$1,191,941
1,022	Wellman Holdings, Inc.(7)(12)(13)	0

		$1,191,941

Diversified Manufacturing — 0.0%(10)

381,639	MEGA Brands, Inc.(13)	$216,317

		$216,317

Ecological Services and Equipment — 0.0%(10)

2,484	Environmental Systems Products Holdings, Inc.(7)(13)(14)	$21,959

		$21,959

Food Service — 0.0%(10)

193,076	Buffets, Inc.(13)	$820,573

		$820,573

Home Furnishings — 0.0%(10)

364	Dometic Corp.(7)(12)(13)	$0
14,217	Oreck Corp.(7)(12)(13)	1,202,474
235,015	Sanitec Europe Oy B Units(12)(13)	981,281
230,960	Sanitec Europe Oy E Units(7)(12)(13)	0

		$2,183,755

Publishing — 0.4%

28,605	Ion Media Networks, Inc.(12)(13)	$11,942,587
162,730	MediaNews Group, Inc.(12)(13)	2,929,139
14,145	Philadelphia Newspaper, LLC(7)(12)(13)	954,080
351,929	Reader’s Digest Association, Inc. (The)(12)(13)	7,337,720
5,725	Source Interlink Companies, Inc.(7)(12)(13)	131,217
30,631	Star Tribune Media Holdings Co.(13)	643,251
53,719	SuperMedia, Inc.(13)	353,471

		$24,291,465

See notes to financial statements

Floating Rate Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Shares	Security	Value

Radio and Television — 0.1%

3,264	New Young Broadcasting Holding Co., Inc.(12)(13)	$7,017,600

		$7,017,600

Total Common Stocks
(identified cost $33,372,829)		$43,726,642

Preferred Stocks — 0.0%(10)

Shares	Security	Value

Ecological Services and Equipment — 0.0%(10)

1,138	Environmental Systems Products Holdings, Inc., Series A(7)(13)(14)	$131,518

Home Furnishings — 0.0%(10)

364	Dometic Corp.(7)(12)(13)	$0

Total Preferred Stocks
(identified cost $19,915)		$131,518

Warrants — 0.0%(10)

Shares	Security	Value

158	New Young Broadcasting Holding Co., Inc. 12/24/24(12)(13)	$339,700

Total Warrants
(identified cost $271,529)		$339,700

Short-Term Investments — 9.6%

Interest/
Principal
Amount
(000’s omitted)	Description	Value

$623,984	Eaton Vance Cash Reserves Fund, LLC, 0.22%(15)(16)	$623,984,478
1,839	State Street Bank and Trust Euro Time Deposit, 0.01%, 11/1/10	1,839,377

Total Short-Term Investments
(identified cost $625,823,855)		$625,823,855

Total Investments — 106.0%
(identified cost $6,924,102,787)		$6,887,111,860

Less Unfunded Loan Commitments — (1.1)%		$(69,323,912)

Net Investments — 104.9%
(identified cost $6,854,778,875)		$6,817,787,948

Other Assets, Less Liabilities — (4.9)%		$(320,892,221)

Net Assets — 100.0%		$6,496,895,727

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

DIP - Debtor in Possession

CHF - Swiss Franc

EUR - Euro

GBP - British Pound Sterling

*	In U.S. dollars unless otherwise indicated.

(1)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par.

See notes to financial statements

Floating Rate Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

(3)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. See Note 1G for description.

(4)	Currently the issuer is in default with respect to interest payments.

(5)	Defaulted matured security.

(6)	This Senior Loan will settle after October 31, 2010, at which time the interest rate will be determined.

(7)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(8)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2010, the aggregate value of these securities is $70,956,449 or 1.1% of the Portfolio’s net assets.

(9)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(10)	Amount is less than 0.05%.

(11)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2010.

(12)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(13)	Non-income producing security.

(14)	Restricted security (see Note 5).

(15)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2010.

(16)	Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio, an affiliated investment company, for the year ended October 31, 2010 was $518,417 and $0, respectively.

See notes to financial statements

Floating Rate Portfolio as of October 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2010

Assets

Unaffiliated investments, at value (identified cost, $6,230,794,397)	$6,193,803,470
Affiliated investment, at value (identified cost, $623,984,478)	623,984,478
Foreign currency, at value (identified cost, $58,114,137)	58,186,631
Interest receivable	21,308,193
Interest receivable from affiliated investment	127,992
Receivable for investments sold	44,171,949
Receivable for open forward foreign currency exchange contracts	84,359
Receivable for closed swap contracts	123,735
Prepaid expenses	101,212

Total assets	$6,941,892,019

Liabilities

Payable for investments purchased	$434,779,689
Payable for open forward foreign currency exchange contracts	6,790,594
Payable to affiliates:
Investment adviser fee	2,750,404
Trustees’ fees	4,208
Accrued expenses	671,397

Total liabilities	$444,996,292

Net Assets applicable to investors’ interest in Portfolio	$6,496,895,727

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$6,540,507,365
Net unrealized depreciation	(43,611,638)

Total	$6,496,895,727

Statement of Operations

For the Year Ended
October 31, 2010

Investment Income

Interest	$253,633,857
Dividends	2,670
Interest allocated from affiliated investments	652,596
Expenses allocated from affiliated investments	(134,179)

Total investment income	$254,154,944

Expenses

Investment adviser fee	$26,310,316
Trustees’ fees and expenses	50,500
Custodian fee	882,716
Legal and accounting services	735,126
Miscellaneous	696,676

Total expenses	$28,675,334

Deduct —
Reduction of custodian fee	$121

Total expense reductions	$121

Net expenses	$28,675,213

Net investment income	$225,479,731

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(82,215,433)
Investment transactions allocated from affiliated investments	52,094
Foreign currency and forward foreign currency exchange contract transactions	24,733,734

Net realized loss	$(57,429,605)

Change in unrealized appreciation (depreciation) —
Investments	$338,597,592
Foreign currency and forward foreign currency exchange contracts	(7,795,868)

Net change in unrealized appreciation (depreciation)	$330,801,724

Net realized and unrealized gain	$273,372,119

Net increase in net assets from operations	$498,851,850

See notes to financial statements

Floating Rate Portfolio as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2010	October 31, 2009

From operations —
Net investment income	$225,479,731	$189,451,144
Net realized loss from investment transactions, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(57,429,605)	(214,393,575)
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	330,801,724	959,820,600

Net increase in net assets from operations	$498,851,850	$934,878,169

Capital transactions —
Contributions	$2,328,739,026	$1,462,810,319
Withdrawals	(625,035,217)	(1,159,558,768)

Net increase in net assets from capital transactions	$1,703,703,809	$303,251,551

Net increase in net assets	$2,202,555,659	$1,238,129,720

Net Assets

At beginning of year	$4,294,340,068	$3,056,210,348

At end of year	$6,496,895,727	$4,294,340,068

See notes to financial statements

Floating Rate Portfolio as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended October 31,

	2010	2009	2008	2007	2006

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.57%	0.61%	0.70%	0.58%	0.54%
Net investment income	4.43%	5.41%	6.50%	6.94%	6.44%
Portfolio Turnover	39%	35%	7%	61%	50%

Total Return	10.51%	27.54%	(22.24)%	4.62%	6.36%

Net assets, end of year (000’s omitted)	$6,496,896	$4,294,340	$3,056,210	$6,851,600	$7,430,493

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

Floating Rate Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Floating Rate Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2010, Eaton Vance Floating-Rate Fund, Eaton Vance Strategic Income Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Multi Strategy Absolute Return Fund (formerly, Eaton Vance Diversified Income Fund), Eaton Vance Low Duration Fund and Eaton Vance Short Term Real Return Fund held an interest of 77.8%, 8.9%, 9.9%, 1.3% and 0.7%, and 0.2%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value.

Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement

Floating Rate Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

period reported by the third party pricing service. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund

Floating Rate Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2010, the Portfolio had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Portfolio enters into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no benefits from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up-front payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered

Floating Rate Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate 0.575% of the Portfolio’s average daily net assets up to $1 billion, 0.525% from $1 billion up to $2 billion, 0.500% from $2 billion up to $5 billion, 0.480% from $5 billion up to $10 billion and 0.460% of average daily net assets of $10 billion or more, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. Prior to its liquidation in February 2010, the portion of the adviser fee payable by Cash Management Portfolio, an affiliated investment company, on the Portfolio’s investment of cash therein was credited against the Portfolio’s investment adviser fee. The Portfolio currently invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2010, the Portfolio’s investment adviser fee totaled $26,393,174 of which $82,858 was allocated from Cash Management Portfolio and $26,310,316 was paid or accrued directly by the Portfolio. For the year ended October 31, 2010, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management Portfolio, was 0.52% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans and including maturities and paydowns, aggregated $3,611,283,598 and $1,902,390,690, respectively, for the year ended October 31, 2010.

Included in purchases are the cost of securities purchased by the Portfolio from investment companies advised by EVM or its affiliates of $340,093,526. Such transactions were executed in accordance with affiliated transaction procedures approved by the Portfolio’s Trustees.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$6,857,985,305

Gross unrealized appreciation	$106,666,869
Gross unrealized depreciation	(146,864,226)

Net unrealized depreciation	$(40,197,357)

The net unrealized depreciation on foreign currency at October 31, 2010 on federal income tax basis was $6,620,711.

5   Restricted Securities

At October 31, 2010, the Portfolio owned the following securities (representing less than 0.1% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

	Date of
Description	Acquisition	Shares	Cost		Value

Common Stocks

Environmental Systems	10/25/07	2,484	$0	(1)	$21,959
Products Holdings, Inc.

Preferred Stocks

Environmental Systems	10/25/07	1,138	$19,915		$131,518
Products Holdings, Inc., Series A

Total Restricted Securities			$19,915		$153,477

(1)	Less than $0.50.

6   Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2010 is as follows:

Floating Rate Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

Forward Foreign Currency Exchange Contracts

Sales

				Net
Settlement				Unrealized
Date	Deliver	In Exchange For	Counterparty	Depreciation

11/30/10	British Pound Sterling 107,908,378	United States Dollar 170,453,153	State Street Bank and Trust	$(2,418,690)
11/30/10	British Pound Sterling 4,950,000	United States Dollar 7,759,125	State Street Bank and Trust	(170,895)
11/30/10	British Pound Sterling 3,820,000	United States Dollar 6,034,110	State Street Bank and Trust	(85,623)
11/30/10	British Pound Sterling 2,000,000	United States Dollar 3,188,540	State Street Bank and Trust	(15,509)
11/30/10	British Pound Sterling 1,820,000	United States Dollar 2,849,392	State Street Bank and Trust	(66,292)
11/30/10	Euro 298,551,551	United States Dollar 411,457,777	State Street Bank and Trust	(3,929,752)
11/30/10	Euro 6,712,500	United States Dollar 9,316,480	State Street Bank and Trust	(22,908)
11/30/10	Swiss Franc 15,858,852	United States Dollar 16,038,645	State Street Bank and Trust	(80,925)

				$(6,790,594)

Purchases

				Net
Settlement				Unrealized
Date	In Exchange For	Deliver	Counterparty	Appreciation

11/30/10	British Pound Sterling 1,822,750	United States Dollar 2,879,234	State Street Bank and Trust	$40,856
11/30/10	Euro 3,305,034	United States Dollar 4,554,932	State Street Bank and Trust	43,503

				$84,359

At October 31, 2010, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts. The Portfolio also enters into such contracts to hedge the currency risk of investments it anticipates purchasing.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2010 was as follows:

	Fair Value

Derivative	Asset Derivative	Liability Derivative

Forward foreign currency exchange contracts	$84,359(1)	$(6,790,594	)(2)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized depreciation.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts. Net unrealized depreciation.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2010 was as follows:

Change in
Unrealized
	Realized Gain		Appreciation
	(Loss) on		(Depreciation) on
	Derivatives		Derivatives
	Recognized in		Recognized in
Derivative	Income		Income

Forward foreign currency exchange contracts	$24,210,959	(1)	$(7,510,886	)(2)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended October 31, 2010, which is indicative of the volume of this derivative type, was approximately $488,232,000.

7   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at a prime rate or an amount above either the London Interbank Offered Rate (LIBOR) or the Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% (0.15% prior to March 22, 2010) on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2010.

Floating Rate Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

8   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

9   Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans and floating-rate debt obligations, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

10   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2010, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Senior Floating-Rate Interests (Less Unfunded Loan Commitments)	$—	$6,036,022,160	$637,976	$6,036,660,136
Corporate Bonds & Notes	—	103,906,542	148,541	104,055,083
Asset-Backed Securities	—	7,051,014	—	7,051,014
Common Stocks	569,788	38,673,654 *	4,483,200	43,726,642
Preferred Stocks	—	—	131,518	131,518
Warrants	—	339,700	—	339,700
Short-Term Investments	—	625,823,855	—	625,823,855

Net Investments	$569,788	$6,811,816,925	$5,401,235	$6,817,787,948

Forward Foreign Currency Exchange Contracts	$—	$84,359	$—	$84,359

Total	$569,788	$6,811,901,284	$5,401,235	$6,817,872,307

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(6,790,594)	$—	$(6,790,594)

Total	$—	$(6,790,594)	$—	$(6,790,594)

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

Floating Rate Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments
	in Senior	Investments in
	Floating-	Corporate	Investments	Investments
	Rate	Bonds &	in Common	in Preferred
	Interests	Notes	Stocks	Stocks	Total

Balance as of October 31, 2009	$6,829,221	$505,328	$1,053,368	$91,040	$8,478,957
Realized gains (losses)	(3,804,564)	—	—	—	(3,804,564)
Change in net unrealized appreciation (depreciation)*	1,133,936	(462,633)	715,454	40,478	1,427,235
Net purchases (sales)	(1,940,607)	79,494	3,031,017	—	1,169,904
Accrued discount (premium)	9,132	26,352	—	—	35,484
Net transfers to (from) Level 3**	(1,589,142)	—	(316,639)	—	(1,905,781)

Balance as of October 31, 2010	$637,976	$148,541	$4,483,200	$131,518	$5,401,235

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2010	$(159,494)	$(462,633)	$715,454	$40,478	$133,805

*	Amount is included in the related amount on investments in the Statement of Operations.

**	Transfers are reflected at the value of the securities at the beginning of the period.

Floating Rate Portfolio as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Floating Rate Portfolio:
We have audited the accompanying statement of assets and liabilities of Floating Rate Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2010, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Floating Rate Portfolio as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 21, 2010

Eaton Vance Floating-Rate & High Income Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Floating-Rate & High Income Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreements of Floating Rate Portfolio and High Income Opportunities Portfolio, the portfolios in which Eaton Vance Floating-Rate & High Income Fund (the “Fund”) invests (the “Portfolios”), each with Boston Management and Research (the “Adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreements. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Portfolios.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Portfolios, the Board evaluated the nature, extent and quality of services provided to the Portfolios by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolios, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolios. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in senior secured floating rate loans. For both Portfolios, the Board noted the experience of the Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Portfolios, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund and each Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

Eaton Vance Floating-Rate & High Income Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board also considered the performance of the underlying Portfolios. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2009 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including administrative fee rates, payable by the Portfolios and by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the fund complex level.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolios and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolios, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolios and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolios, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolios increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolios, the structure of the advisory fees, which include breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Floating-Rate & High Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust), Floating Rate Portfolio (FRP) and High Income Opportunities Portfolio (HIOP) (collectively, the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolios’ placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolios	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 184 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolios.	184	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	184	None

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	184	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Since 2003	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	184	None

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	184	None

Eaton Vance Floating-Rate & High Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolios	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	184	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust and HIOP since 1998 and of FRP since 2000	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	184	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	184	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolios	Service	During Past Five Years

William H. Ahern, Jr. 1959	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

John R. Baur 1970	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 37 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 1967	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Officer of 49 registered investment companies managed by EVM or BMR.

Michael A. Cirami 1975	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 1963	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 96 registered investment companies managed by EVM or BMR.

John H. Croft 1962	Vice President of the Trust	Since 2010	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 1972	Vice President of the Trust	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Eaton Vance Floating-Rate & High Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolios	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Thomas P. Huggins 1966	Vice President of HIOP	Since 2000	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Christine M. Johnston 1972	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Aamer Khan 1960	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas H. Luster 1962	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Scott H. Page 1959	President of FRP	Since 2007	Vice President of EVM and BMR. Officer of 10 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 1961	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 33 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 1957	Vice President of the Trust	Since 2001	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Craig P. Russ 1963	Vice President of FRP	Since 2007	Vice President of EVM and BMR. Officer of 5 registered investment companies managed by EVM or BMR.

Judith A. Saryan 1954	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Susan Schiff 1961	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Thomas Seto 1962	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

David M. Stein 1951	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

Eric A. Stein 1980	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Originally joined EVM in July 2002. Prior to re-joining EVM in September 2008, Mr. Stein worked at the Federal Reserve Bank of New York (2007-2008) and attended business school in Chicago, Illinois. Officer of 34 registered investment companies managed by EVM or BMR.

Dan R. Strelow 1959	Vice President of the Trust	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 33 registered investment companies managed by EVM or BMR.

Mark S. Venezia 1949	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Adam A. Weigold 1975	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 73 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 1961	President of HIOP	Since 2002	Vice President of EVM and BMR. Officer of 26 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Treasurer of the Trust since 2005 and of each Portfolio since 2008	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Eaton Vance Floating-Rate & High Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolios	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Fund (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

This Page Intentionally Left Blank

This Page Intentionally Left Blank

Investment Adviser of Floating Rate Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Floating-Rate & High Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Floating-Rate & High Income Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus, if available. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus, if available, contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

811-12/10	FRHSRC

Eaton Vance
Investment Managers

Annual Report October 31, 2010

EATON VANCE GOVERNMENT OBLIGATIONS FUND

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Government Obligations Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
Susan Schiff, CFA
Portfolio Manager
•	The 12-month period ending October 31, 2010, opened with early signs of economic recovery and significantly less volatility in the credit markets than in the previous period. Economic growth, while slow, returned during the period, with GDP (gross domestic product) for all four quarters posting positive results.
•	Throughout the year, the Federal Reserve Board (the Fed) held policy rates between 0.00% and 0.25%, acknowledging the slow pace of economic recovery and employment, as well as the relative stability of the inflation outlook. The Fed also telegraphed its intention to institute a second round of quantitative easing, which would entail purchasing significant amounts of longer-term Treasury securities in an effort to accelerate economic recovery.
•	There were significant changes in all but the shortest yields on the U.S. Treasury curve during the year, the most significant coming in the 3- to 10-year portion of the curve, where there was a decline in yields of between 80 basis points (0.80%) and 115 basis points (1.15%).
•	Most of the government programs aimed at bolstering the economy had run their course by period end. Some of these programs were directed at freeing up capital and providing access to credit; others were more targeted to helping existing homeowners avoid foreclosure and maintaining affordability for new homeowners. One of the most significant steps taken was the Fed’s purchase of mortgage-backed securities (MBS) in the secondary market. Although this program to sustain lower mortgage rates ended on March 31, 2010, the Fed purchased a total of $1.25 trillion in U.S. Government Agency MBS. This purchase program was generally considered to be well managed, and its conclusion did not cause a disruption in the MBS market.
Management Discussion
•	For the fiscal year ending October 31, 2010, the Fund[1] underperformed the Barclays Capital U.S. Intermediate Government Index (the Index), but it outpaced the average return of funds in the same Lipper Short-Intermediate U.S. Government Funds Classification.[2] The Fund’s relative underperformance versus the Index was primarily the result of a shorter duration than the Index and a rally among bonds in the 5- to 10-year part of the yield curve, where the Fund was slightly underweighted versus the Index. In the seasoned MBS market on which the Fund focuses—typically comprising securities originated in the 1980s and 1990s—the yield spread over Treasuries tightened by approximately 20 basis points (0.20%) during the 12 months. Principal prepayment rates on the Fund’s seasoned MBS were relatively stable for the period, paying consistently at an annualized rate in the low-to-mid teens.

Total Return Performance
10/31/09 – 10/31/10

Class A3	5.54%
Class B3	4.76
Class C3	4.63
Class I3	5.67
Class R3	5.28
Barclays Capital U.S. Intermediate Government Index[2]	6.35
Lipper Short-Intermediate U.S. Government Funds Average[2]	4.49
See page 3 for more performance information.

[1]	The Fund currently invests in a separate registered investment company, Government Obligations Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[2]	It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value (NAV), of the funds that are in the same Lipper Classification as the Fund.

[3]	These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares and Class C shares. If sales charges were deducted, the returns would be lower. Class I and Class R shares are offered at NAV.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information may not be representative of the Portfolio’s current or future investments and may change due to active management.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Government Obligations Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	The Fund’s investment emphasis remained on seasoned U.S. Government Agency MBS during most of the period. As these seasoned MBS typically were originated decades ago, they tend to have lower loan-to-home value ratios, meaning that the underlying homeowners have more equity in their homes than the average borrower. In addition, these loans are guaranteed by government agencies. The Fund had no direct exposure to the subprime lending market or to non-agency MBS during the period.
•	Toward the end of the first calendar quarter of 2010, most of the new money coming into the Fund was put to work in other U.S. Government sectors, such as Agency debentures, as management believed the offerings from this sector represented better relative value than the MBS being offered. By the July-September quarter, however, it was felt that more opportunity had emerged in the Fund’s traditional seasoned MBS, and management directed new money primarily into that segment.
•	As the economy continued to show disappointingly slow signs of stabilization and positive growth and the Fed continued to keep longer-term rates low by purchasing bonds, the Fund lengthened its duration slightly with an increase from 2.93 years at the beginning of the 12-month period to 3.26 years as of October 31, 2010. Duration indicates price sensitivity to changes in interest rates of a fixed-income security or portfolio based on the timing of anticipated principal and interest payments. A shorter duration instrument normally has less exposure to interest-rate risk than a longer duration instrument.
Portfolio Composition
Diversification by Sectors1
By total investments

[1]	As a percentage of the Portfolio’s total investments as of 10/31/10.

2

Eaton Vance Government Obligations Fund as of October 31, 2010
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Barclays Capital U.S. Intermediate Government Index, an unmanaged index of U.S. government bonds with maturities from one up to (but not including)10 years. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A of the Fund and in the Barclays Capital U.S. Intermediate Government Index. The chart also offers a comparison with the Lipper Short-Intermediate U.S. Government Funds Classification, the Fund’s peer Classification. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance[1]	Class A	Class B	Class C	Class I	Class R
Class Share Symbol	EVGOX	EMGOX	ECGOX	EIGOX	ERGOX

Average Annual Total Returns (at net asset value)
One Year	5.54%	4.76%	4.63%	5.67%	5.28%
Five Years	6.05	5.27	5.22	N.A.	5.76
Ten Years	5.29	4.50	4.48	N.A.	N.A.
Life of Fund†	7.08	4.50	4.40	5.70	5.49

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	0.47%	-0.24%	3.63%	5.67%	5.28%
Five Years	5.01	4.94	5.22	N.A.	5.76
Ten Years	4.79	4.50	4.48	N.A.	N.A.
Life of Fund†	6.88	4.50	4.40	5.70	5.49

†	Inception Dates — Class A: 8/24/84; Class B: 11/1/93; Class C: 11/1/93; Class I: 4/3/09; Class R: 8/12/05.

[1]	Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, the returns would be lower. Class I and Class R shares are offered at net asset value. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Returns for Class C reflect a 1% CDSC for the first year.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I	Class R

Gross Expense Ratio	1.16%	1.91%	1.91%	0.91%	1.41%

[2]	Source: Prospectus dated 3/1/10.

*	Source: Lipper Inc. Class A of the Fund commenced operations on 8/24/84. A $10,000 hypothetical investment at net asset value in Class B shares and Class C shares on 10/31/00, Class R shares on 8/12/05 (commencement of operations) and Class I shares on 4/3/09 (commencement of operations) would have been valued at $15,536, $15,501, $13,219 and $10,915, respectively, on 10/31/10. The Index’s return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest directly in an Index or Lipper Classification.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Government Obligations Fund as of October 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 – October 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Government Obligations Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/10)	(10/31/10)	(5/1/10 – 10/31/10)

Actual
Class A	$1,000.00	$1,035.80	$5.75
Class B	$1,000.00	$1,032.00	$9.58
Class C	$1,000.00	$1,032.00	$9.58
Class I	$1,000.00	$1,037.10	$4.52
Class R	$1,000.00	$1,036.00	$7.03

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.60	$5.70
Class B	$1,000.00	$1,015.80	$9.50
Class C	$1,000.00	$1,015.80	$9.50
Class I	$1,000.00	$1,020.80	$4.48
Class R	$1,000.00	$1,018.30	$6.97

*	Expenses are equal to the Fund’s annualized expense ratio of 1.12% for Class A shares, 1.87% for Class B shares, 1.87% for Class C shares, 0.88% for Class I shares and 1.37% for Class R shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2010. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Government Obligations Fund as of October 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2010

Assets

Investment in Government Obligations Portfolio, at value (identified cost, $1,110,251,030)	$1,173,488,819
Receivable for Fund shares sold	4,873,036
Miscellaneous receivable	4,114

Total assets	$1,178,365,969

Liabilities

Payable for Fund shares redeemed	$3,369,169
Distributions payable	975,087
Payable to affiliates:
Distribution and service fees	521,965
Trustees’ fees	42
Accrued expenses	301,107

Total liabilities	$5,167,370

Net Assets	$1,173,198,599

Sources of Net Assets

Paid-in capital	$1,324,838,155
Accumulated net realized loss from Portfolio	(213,902,258)
Accumulated distributions in excess of net investment income	(975,087)
Net unrealized appreciation from Portfolio	63,237,789

Total	$1,173,198,599

Class A Shares

Net Assets	$668,799,084
Shares Outstanding	87,677,921
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.63
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$8.01

Class B Shares

Net Assets	$87,803,099
Shares Outstanding	11,512,297
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$7.63

Class C Shares

Net Assets	$356,084,372
Shares Outstanding	46,761,936
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$7.61

Class I Shares

Net Assets	$49,617,371
Shares Outstanding	6,508,205
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.62

Class R Shares

Net Assets	$10,894,673
Shares Outstanding	1,434,204
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$7.60

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2010

Investment Income

Interest allocated from Portfolio	$42,426,925
Miscellaneous income	20,730
Expenses allocated from Portfolio	(7,613,181)

Total investment income	$34,834,474

Expenses

Distribution and service fees
Class A	$1,385,073
Class B	1,080,581
Class C	3,061,741
Class R	42,110
Custodian fee	30,655
Transfer and dividend disbursing agent fees	923,561
Legal and accounting services	44,394
Printing and postage	273,150
Registration fees	128,243
Miscellaneous	17,345

Total expenses	$6,986,853

Net investment income	$27,847,621

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$(1,224,119)
Financial futures contracts	(7,462,853)

Net realized loss	$(8,686,972)

Change in unrealized appreciation (depreciation) —
Investments	$33,296,204
Financial futures contracts	(1,289,482)

Net change in unrealized appreciation (depreciation)	$32,006,722

Net realized and unrealized gain	$23,319,750

Net increase in net assets from operations	$51,167,371

See notes to financial statements

5

Eaton Vance Government Obligations Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2010	October 31, 2009

From operations —
Net investment income	$27,847,621	$25,750,728
Net realized gain (loss) from investment transactions and financial futures contracts	(8,686,972)	10,453,851
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	32,006,722	39,911,003

Net increase in net assets from operations	$51,167,371	$76,115,582

Distributions to shareholders —
From net investment income
Class A	$(22,116,833)	$(18,985,438)
Class B	(3,587,134)	(5,254,253)
Class C	(10,082,663)	(8,222,184)
Class I	(1,071,097)	(130,163)
Class R	(314,633)	(105,276)
Tax return of capital
Class A	(1,129,639)	(1,085,280)
Class B	(183,216)	(300,353)
Class C	(514,982)	(470,012)
Class I	(54,707)	(7,441)
Class R	(16,070)	(6,018)

Total distributions to shareholders	$(39,070,974)	$(34,566,418)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$356,185,372	$263,266,792
Class B	14,833,271	23,146,151
Class C	162,424,446	146,674,516
Class I	48,209,704	15,454,856
Class R	7,928,251	6,483,149
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	17,813,522	14,269,252
Class B	2,483,669	3,411,688
Class C	6,831,970	5,126,292
Class I	727,477	130,170
Class R	288,877	104,673
Cost of shares redeemed
Class A	(213,602,458)	(202,215,846)
Class B	(27,313,641)	(43,439,796)
Class C	(76,793,491)	(74,023,274)
Class I	(14,603,096)	(747,529)
Class R	(2,499,568)	(2,429,962)
Net asset value of shares exchanged
Class A	29,415,862	12,331,175
Class B	(29,415,862)	(12,331,175)

Net increase in net assets from Fund share transactions	$282,914,305	$155,211,132

Net increase in net assets	$295,010,702	$196,760,296

Net Assets

At beginning of year	$878,187,897	$681,427,601

At end of year	$1,173,198,599	$878,187,897

Accumulated distributions in excess of net investment income included in net assets

At end of year	$(975,087)	$(930,236)

See notes to financial statements

6

Eaton Vance Government Obligations Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended October 31,

	2010	2009	2008	2007	2006

Net asset value — Beginning of year	$7.540	$7.110	$7.160	$7.200	$7.340

Income (Loss) From Operations

Net investment income(1)	$0.233	$0.267	$0.297	$0.300	$0.266
Net realized and unrealized gain	0.175	0.512	0.020	0.053	0.037

Total income from operations	$0.408	$0.779	$0.317	$0.353	$0.303

Less Distributions

From net investment income	$(0.303)	$(0.330)	$(0.367)	$(0.391)	$(0.424)
Tax return of capital	(0.015)	(0.019)	—	(0.002)	(0.019)

Total distributions	$(0.318)	$(0.349)	$(0.367)	$(0.393)	$(0.443)

Net asset value — End of year	$7.630	$7.540	$7.110	$7.160	$7.200

Total Return(2)	5.54%	11.11%	4.45%	5.05%	4.28%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$668,799	$472,147	$362,311	$245,687	$251,751
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.15%	1.16%	1.19%	1.22%	1.20%
Net investment income	3.08%	3.57%	4.09%	4.19%	3.69%
Portfolio Turnover of the Portfolio	22%	28%	19%	23%	2%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

See notes to financial statements

7

Eaton Vance Government Obligations Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended October 31,

	2010	2009	2008	2007	2006

Net asset value — Beginning of year	$7.540	$7.110	$7.160	$7.200	$7.340

Income (Loss) From Operations

Net investment income(1)	$0.180	$0.214	$0.245	$0.247	$0.213
Net realized and unrealized gain	0.173	0.510	0.018	0.053	0.035

Total income from operations	$0.353	$0.724	$0.263	$0.300	$0.248

Less Distributions

From net investment income	$(0.250)	$(0.278)	$(0.313)	$(0.338)	$(0.369)
Tax return of capital	(0.013)	(0.016)	—	(0.002)	(0.019)

Total distributions	$(0.263)	$(0.294)	$(0.313)	$(0.340)	$(0.388)

Net asset value — End of year	$7.630	$7.540	$7.110	$7.160	$7.200

Total Return(2)	4.76%	10.30%	3.67%	4.27%	3.50%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$87,803	$126,123	$146,987	$162,159	$215,850
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.90%	1.91%	1.94%	1.97%	1.95%
Net investment income	2.39%	2.87%	3.37%	3.45%	2.95%
Portfolio Turnover of the Portfolio	22%	28%	19%	23%	2%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

See notes to financial statements

8

Eaton Vance Government Obligations Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended October 31,

	2010	2009	2008	2007	2006

Net asset value — Beginning of year	$7.530	$7.100	$7.150	$7.190	$7.340

Income (Loss) From Operations

Net investment income(1)	$0.176	$0.209	$0.243	$0.247	$0.217
Net realized and unrealized gain	0.167	0.515	0.020	0.053	0.021

Total income from operations	$0.343	$0.724	$0.263	$0.300	$0.238

Less Distributions

From net investment income	$(0.250)	$(0.278)	$(0.313)	$(0.338)	$(0.369)
Tax return of capital	(0.013)	(0.016)	—	(0.002)	(0.019)

Total distributions	$(0.263)	$(0.294)	$(0.313)	$(0.340)	$(0.388)

Net asset value — End of year	$7.610	$7.530	$7.100	$7.150	$7.190

Total Return(2)	4.63%	10.31%	3.67%	4.27%	3.36%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$356,084	$259,975	$171,302	$115,460	$129,963
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.90%	1.91%	1.94%	1.97%	1.95%
Net investment income	2.33%	2.80%	3.35%	3.45%	2.95%
Portfolio Turnover of the Portfolio	22%	28%	19%	23%	2%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

See notes to financial statements

9

Eaton Vance Government Obligations Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended	Period Ended
	October 31, 2010	October 31, 2009(1)

Net asset value — Beginning of period	$7.540	$7.510

Income (Loss) From Operations

Net investment income(2)	$0.242	$0.133
Net realized and unrealized gain	0.175	0.111

Total income from operations	$0.417	$0.244

Less Distributions

From net investment income	$(0.321)	$(0.202)
Tax return of capital	(0.016)	(0.012)

Total distributions	$(0.337)	$(0.214)

Net asset value — End of period	$7.620	$7.540

Total Return(3)	5.67%	3.29	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$49,617	$14,879
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	0.90%	0.91	%(7)
Net investment income	3.20%	3.06	%(7)
Portfolio Turnover of the Portfolio	22%	28	%(8)

(1)	For the period from the commencement of operations, April 3, 2009, to October 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Annualized.

(8)	For the Portfolio’s year ended October 31, 2009.

See notes to financial statements

10

Eaton Vance Government Obligations Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class R

	Year Ended October 31,

	2010	2009	2008	2007	2006

Net asset value — Beginning of year	$7.510	$7.090	$7.130	$7.170	$7.320

Income (Loss) From Operations

Net investment income(1)	$0.211	$0.239	$0.276	$0.280	$0.214
Net realized and unrealized gain	0.177	0.510	0.032	0.054	0.060

Total income from operations	$0.388	$0.749	$0.308	$0.334	$0.274

Less Distributions

From net investment income	$(0.284)	$(0.311)	$(0.348)	$(0.372)	$(0.405)
Tax return of capital	(0.014)	(0.018)	—	(0.002)	(0.019)

Total distributions	$(0.298)	$(0.329)	$(0.348)	$(0.374)	$(0.424)

Net asset value — End of year	$7.600	$7.510	$7.090	$7.130	$7.170

Total Return(2)	5.28%	10.70%	4.33%	4.79%	3.87%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$10,895	$5,065	$827	$245	$235
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.40%	1.41%	1.44%	1.47%	1.45%
Net investment income	2.80%	3.20%	3.82%	3.93%	3.01%
Portfolio Turnover of the Portfolio	22%	28%	19%	23%	2%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

See notes to financial statements

11

Eaton Vance Government Obligations Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Government Obligations Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Government Obligations Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (97.9% at October 31, 2010). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio and other income, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2010, the Fund, for federal income tax purposes, had a capital loss carryforward of $213,299,183 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2011 ($78,339,789), October 31, 2012 ($67,101,638), October 31, 2013 ($23,607,593), October 31, 2014 ($17,522,954), October 31, 2015 ($6,336,492), October 31, 2016 ($1,612,295) and October 31, 2018 ($18,778,422).

As of October 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust, (such as

12

Eaton Vance Government Obligations Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2010 and October 31, 2009 was as follows:

	Year Ended October 31,
	2010	2009

Distributions declared from:
Ordinary income	$37,172,360	$32,697,314
Tax return of capital	1,898,614	1,869,104

During the year ended October 31, 2010, accumulated net realized loss was decreased by $7,663,362, accumulated distributions in excess of net investment income was decreased by $9,279,888 and paid-in capital was decreased by $16,943,250 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for paydown gain (loss) and premium amortization. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(213,299,183)
Net unrealized appreciation	$62,634,714
Other temporary differences	$(975,087)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the timing of recognizing distributions to shareholders, wash sales, partnership allocations, futures contracts, premium amortization and mixed straddle amounts.

3   Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2010, EVM earned $42,799 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $399,373 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2010. EVD also received distribution and service fees from Class A, Class B, Class C and Class R shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares

13

Eaton Vance Government Obligations Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2010 amounted to $1,385,073 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan), Class C shares (Class C Plan) and Class R shares (Class R Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2010, the Fund paid or accrued to EVD $810,436 and $2,296,306 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2010, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $13,475,000 and $88,348,000, respectively. The Class R Plan requires the Fund to pay EVD an amount equal to 0.50% per annum of its average daily net assets attributable to Class R shares for providing ongoing distribution services and facilities to the Fund. The Trustees of the Trust have currently limited Class R distribution payments to 0.25% per annum of the average daily net assets attributable to Class R shares. For the year ended October 31, 2010, the Fund paid or accrued to EVD $21,055, representing 0.25% of the average daily net assets of Class R shares.

The Class B, Class C and Class R Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2010 amounted to $270,145, $765,435 and $21,055 for Class B, Class C and Class R shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2010, the Fund was informed that EVD received approximately $31,000, $125,000 and $69,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended October 31, 2010, increases and decreases in the Fund’s investment in the Portfolio aggregated $316,668,247 and $80,240,917, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2010	2009

Sales	47,086,754	35,310,715
Issued to shareholders electing to receive payments of distributions in Fund shares	2,354,088	1,909,187
Redemptions	(28,271,317)	(27,184,797)
Exchange from Class B shares	3,889,222	1,650,302

Net increase	25,058,747	11,685,407

14

Eaton Vance Government Obligations Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended October 31,
Class B	2010	2009

Sales	1,962,669	3,114,542
Issued to shareholders electing to receive payments of distributions in Fund shares	328,540	456,842
Redemptions	(3,619,435)	(5,858,706)
Exchange to Class A shares	(3,886,898)	(1,648,851)

Net decrease	(5,215,124)	(3,936,173)

	Year Ended October 31,
Class C	2010	2009

Sales	21,516,727	19,716,342
Issued to shareholders electing to receive payments of distributions in Fund shares	904,349	686,681
Redemptions	(10,189,437)	(9,984,512)

Net increase	12,231,639	10,418,511

	Year Ended	Period Ended
Class I	October 31, 2010	October 31, 2009(1)

Sales	6,372,278	2,057,379
Issued to shareholders electing to receive payments of distributions in Fund shares	95,908	17,339
Redemptions	(1,934,149)	(100,550)

Net increase	4,534,037	1,974,168

	Year Ended October 31,
Class R	2010	2009

Sales	1,053,255	868,623
Issued to shareholders electing to receive payments of distributions in Fund shares	38,323	14,013
Redemptions	(331,829)	(324,906)

Net increase	759,749	557,730

(1)	Class I commenced operations on April 3, 2009.

15

Eaton Vance Government Obligations Fund as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Government Obligations Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Government Obligations Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the year ended October 31, 2006, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated December 27, 2006.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Government Obligations Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 16, 2010

16

Eaton Vance Government Obligations Fund as of October 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

17

Government Obligations Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS

Mortgage Pass-Throughs — 69.7%

	Principal
	Amount
Security	(000’s omitted)		Value

Federal Home Loan Mortgage Corp.:
3.179%, with maturity at 2035(1)	$13,093		$13,514,718
3.309%, with maturity at 2034(1)	2,825		2,926,513
5.00%, with various maturities to 2018	8,277		8,891,924
5.50%, with various maturities to 2032	15,626		16,957,653
6.00%, with various maturities to 2035	16,057		18,003,397
6.50%, with various maturities to 2033	37,384		42,168,592
6.87%, with maturity at 2024	258		295,848
7.00%, with various maturities to 2035	30,888		35,125,153
7.09%, with maturity at 2023	921		1,060,413
7.25%, with maturity at 2022	1,438		1,674,264
7.31%, with maturity at 2027	339		381,341
7.50%, with various maturities to 2035	23,998		28,160,921
7.63%, with maturity at 2019	503		575,786
7.75%, with maturity at 2018	25		27,227
7.78%, with maturity at 2022	178		209,248
7.85%, with maturity at 2020	397		447,985
8.00%, with various maturities to 2028	12,877		14,857,860
8.13%, with maturity at 2019	901		1,045,578
8.15%, with various maturities to 2021	304		359,015
8.25%, with maturity at 2017	100		115,857
8.50%, with various maturities to 2031	7,770		9,222,599
8.75%, with maturity at 2016	13		14,060
9.00%, with various maturities to 2027	8,739		10,097,880
9.25%, with various maturities to 2017	88		100,907
9.50%, with various maturities to 2026	2,541		2,998,236
9.75%, with maturity at 2018	2		2,789
10.50%, with maturity at 2020	793		952,782
11.00%, with maturity at 2015	26		29,992
15.00%, with maturity at 2011	0	(2)	99

			$210,218,637

Federal National Mortgage Association:
2.963%, with various maturities to 2026(1)	$3,309		$3,407,921
3.003%, with various maturities to 2035(1)	34,210		35,503,861
3.004%, with maturity at 2022(1)	2,423		2,483,885
3.033%, with maturity at 2035(1)	2,109		2,179,523
3.035%, with maturity at 2031(1)	3,928		4,031,450
3.047%, with various maturities to 2033(1)	4,578		4,735,380
3.222%, with maturity at 2037(1)	6,884		7,178,600
3.255%, with maturity at 2040(1)	2,058		2,159,351
3.352%, with maturity at 2036(1)	2,264		2,357,114
3.722%, with maturity at 2034(1)	8,600		9,110,730
3.74%, with maturity at 2036(1)	2,757		2,869,457
3.858%, with maturity at 2035(1)	10,854		11,525,984
3.949%, with maturity at 2034(1)	8,357		8,895,683
4.00%, with maturity at 2014	424		437,588
4.063%, with maturity at 2036(1)	788		816,733
4.206%, with maturity at 2021(1)	2,115		2,197,463
4.497%, with maturity at 2036(1)	33,429		35,842,380
4.50%, with various maturities to 2018	34,450		36,803,781
4.643%, with maturity at 2035(1)	11,463		12,290,050
4.93%, with maturity at 2034(1)	30,983		33,219,345
5.00%, with various maturities to 2027	18,600		19,983,382
5.50%, with various maturities to 2030	42,112		45,682,759
6.00%, with various maturities to 2033	19,393		21,456,746
6.497%, with maturity at 2025(3)	375		417,803
6.50%, with various maturities to 2033	57,063		64,576,483
7.00%, with various maturities to 2036	91,620		105,315,533
7.25%, with maturity at 2023	36		39,336
7.50%, with various maturities to 2032	13,073		15,281,009
7.869%, with maturity at 2030(3)	38		45,372
7.875%, with maturity at 2021	955		1,126,934
8.00%, with various maturities to 2032	15,108		17,875,743
8.25%, with maturity at 2025	367		438,615
8.33%, with maturity at 2020	933		1,089,109
8.50%, with various maturities to 2032	9,606		11,465,317
8.521%, with maturity at 2021(3)	120		143,388
9.00%, with various maturities to 2030	1,336		1,589,090
9.50%, with various maturities to 2030	2,710		3,249,449
9.593%, with maturity at 2025(3)	46		55,345
9.75%, with maturity at 2019	27		31,095
9.904%, with maturity at 2020(3)	80		92,371
9.941%, with maturity at 2021(3)	78		95,703
9.978%, with maturity at 2021(3)	115		133,925
10.00%, with maturity at 2012	4		3,801
10.023%, with maturity at 2023(3)	92		108,075
10.101%, with maturity at 2021(3)	57		67,423
10.462%, with maturity at 2025(3)	48		55,164
11.00%, with maturity at 2020	743		860,740
11.383%, with maturity at 2019(3)	98		110,390
11.442%, with maturity at 2025(3)	26		29,659
11.50%, with maturity at 2012	3		2,587
11.749%, with maturity at 2018(3)	103		114,957
12.31%, with maturity at 2021(3)	33		36,198
12.698%, with maturity at 2015(3)	96		109,297

			$529,729,077

Government National Mortgage Association:
3.125%, with various maturities to 2027(1)	$760		$789,642
6.50%, with various maturities to 2032	5,072		5,840,638
7.00%, with various maturities to 2034	41,985		48,820,320
7.25%, with maturity at 2022	35		40,440
7.50%, with various maturities to 2025	6,640		7,670,864

See notes to financial statements

18

Government Obligations Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Government National Mortgage Association (continued):
8.00%, with various maturities to 2027	$12,333	$14,430,365
8.25%, with maturity at 2019	166	191,182
8.30%, with maturity at 2020	46	54,374
8.50%, with various maturities to 2018	2,071	2,359,810
9.00%, with various maturities to 2027	7,613	9,408,489
9.50%, with various maturities to 2026	5,091	6,297,541

		$95,903,665

Total Mortgage Pass-Throughs
(identified cost $788,723,147)		$835,851,379

Collateralized Mortgage Obligations — 5.5%

	Principal
	Amount
Security	(000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
Series 30, Class I, 7.50%, 4/25/24	$296	$319,584
Series 1822, Class Z, 6.90%, 3/15/26	1,704	1,774,480
Series 1829, Class ZB, 6.50%, 3/15/26	808	895,594
Series 1896, Class Z, 6.00%, 9/15/26	915	941,858
Series 2075, Class PH, 6.50%, 8/15/28	447	482,977
Series 2091, Class ZC, 6.00%, 11/15/28	1,899	2,092,306
Series 2102, Class Z, 6.00%, 12/15/28	480	522,498
Series 2115, Class K, 6.00%, 1/15/29	2,770	2,918,516
Series 2142, Class Z, 6.50%, 4/15/29	944	1,028,731
Series 2245, Class A, 8.00%, 8/15/27	10,852	12,668,999

		$23,645,543

Federal National Mortgage Association:
Series G-8, Class E, 9.00%, 4/25/21	$390	$451,190
Series G92-44, Class ZQ, 8.00%, 7/25/22	427	480,109
Series G93-36, Class ZQ, 6.50%, 12/25/23	14,588	16,433,035
Series 1993-16, Class Z, 7.50%, 2/25/23	535	621,309
Series 1993-39, Class Z, 7.50%, 4/25/23	1,320	1,529,749
Series 1993-45, Class Z, 7.00%, 4/25/23	1,736	1,972,471
Series 1993-149, Class M, 7.00%, 8/25/23	646	732,976
Series 1993-178, Class PK, 6.50%, 9/25/23	1,294	1,461,468
Series 1993-250, Class Z, 7.00%, 12/25/23	328	355,309
Series 1994-40, Class Z, 6.50%, 3/25/24	1,345	1,508,769
Series 1994-42, Class K, 6.50%, 4/25/24	5,889	6,645,843
Series 1994-82, Class Z, 8.00%, 5/25/24	2,112	2,473,346
Series 1997-81, Class PD, 6.35%, 12/18/27	821	931,619
Series 2000-49, Class A, 8.00%, 3/18/27	1,168	1,387,864
Series 2001-81, Class HE, 6.50%, 1/25/32	3,534	3,992,291
Series 2002-1, Class G, 7.00%, 7/25/23	847	960,654

		$41,938,002

Government National Mortgage Association:
Series 1998-19, Class ZB, 6.50%, 7/20/28	$718	$812,691

Total Collateralized Mortgage Obligations
(identified cost $61,651,521)		$66,396,236

U.S. Government Agency Obligations — 17.9%

	Principal
	Amount
Security	(000’s omitted)	Value

Federal Farm Credit Bank:
5.75%, 12/7/28	$5,000	$6,181,010
5.77%, 1/5/27	5,000	6,135,870

		$12,316,880

Federal Home Loan Bank:
2.50%, 6/13/14	$10,870	$11,456,121
4.125%, 12/13/19	25,000	27,578,975
4.125%, 3/13/20	26,460	29,284,446
4.75%, 3/10/23	4,500	5,237,590
5.365%, 9/9/24	6,445	7,752,871
5.375%, 8/15/24	14,700	17,743,209
5.625%, 6/11/21	17,000	20,866,412
5.75%, 6/12/26	2,720	3,359,510

		$123,279,134

United States Agency for International Development - Israel:
0.00%, 2/15/18	$10,101	$8,401,800
0.00%, 3/15/18	8,061	6,683,827
0.00%, 5/1/18	11,420	9,421,294
0.00%, 5/1/20	2,200	1,622,654
5.50%, 9/18/23	26,850	32,982,057
5.50%, 4/26/24	16,015	19,790,280

		$78,901,912

Total U.S. Government Agency Obligations
(identified cost $195,838,621)		$214,497,926

See notes to financial statements

19

Government Obligations Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

U.S. Treasury Obligations — 4.5%

	Principal
	Amount
Security	(000’s omitted)	Value

U.S. Treasury Bond, 1.00%, 7/15/13	$45,000	$45,682,020
U.S. Treasury Bond, 7.125%, 2/15/23(4)	6,000	8,555,628

Total U.S. Treasury Obligations
(identified cost $51,315,687)		$54,237,648

Short-Term Investments — 3.2%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.22%(5)(6)	$37,537	$37,536,529

Total Short-Term Investments
(identified cost $37,536,529)		$37,536,529

Total Investments — 100.8%
(identified cost $1,135,065,505)		$1,208,519,718

Other Assets, Less Liabilities — (0.8)%		$(9,317,194)

Net Assets — 100.0%		$1,199,202,524

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Adjustable rate mortgage.

(2)	Principal amount is less than $1,000.

(3)	Weighted average fixed-rate coupon that changes/updates monthly.

(4)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(5)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2010.

(6)	Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio, an affiliated investment company, for the year ended October 31, 2010 was $38,993 and $0, respectively.

See notes to financial statements

20

Government Obligations Portfolio as of October 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2010

Assets

Unaffiliated investments, at value (identified cost, $1,097,528,976)	$1,170,983,189
Affiliated investment, at value (identified cost, $37,536,529)	37,536,529
Interest receivable	6,074,875
Interest receivable from affiliated investment	4,223
Receivable for investments sold	292,704

Total assets	$1,214,891,520

Liabilities

Payable for investments purchased	$14,470,375
Payable for variation margin on open financial futures contracts	347,656
Payable to affiliates:
Investment adviser fee	698,816
Trustees’ fees	3,208
Accrued expenses	168,941

Total liabilities	$15,688,996

Net Assets applicable to investors’ interest in Portfolio	$1,199,202,524

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$1,127,146,108
Net unrealized appreciation	72,056,416

Total	$1,199,202,524

Statement of Operations

For the Year Ended
October 31, 2010

Investment Income

Interest	$44,281,923
Interest allocated from affiliated investments	45,001
Expenses allocated from affiliated investments	(6,008)

Total investment income	$44,320,916

Expenses

Investment adviser fee	$7,464,808
Trustees’ fees and expenses	35,865
Custodian fee	317,026
Legal and accounting services	83,527
Miscellaneous	37,095

Total expenses	$7,938,321

Net investment income	$36,382,595

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(1,072,263)
Investment transactions allocated from affiliated investments	8,312
Financial futures contracts	(7,657,789)

Net realized loss	$(8,721,740)

Change in unrealized appreciation (depreciation) —
Investments	$33,952,269
Financial futures contracts	(1,312,517)

Net change in unrealized appreciation (depreciation)	$32,639,752

Net realized and unrealized gain	$23,918,012

Net increase in net assets from operations	$60,300,607

See notes to financial statements

21

Government Obligations Portfolio as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2010	October 31, 2009

From operations —
Net investment income	$36,382,595	$36,198,006
Net realized gain (loss) from investment transactions and financial futures contracts	(8,721,740)	12,119,127
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	32,639,752	47,195,344

Net increase in net assets from operations	$60,300,607	$95,512,477

Capital transactions —
Contributions	$319,591,025	$397,742,451
Withdrawals	(137,970,491)	(346,600,808)

Net increase in net assets from capital transactions	$181,620,534	$51,141,643

Net increase in net assets	$241,921,141	$146,654,120

Net Assets

At beginning of year	$957,281,383	$810,627,263

At end of year	$1,199,202,524	$957,281,383

See notes to financial statements

22

Government Obligations Portfolio as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended October 31,

	2010	2009	2008	2007	2006

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.76%	0.77%	0.80%	0.80%	0.79%
Net investment income	3.48%	3.97%	4.48%	4.60%	4.09%
Portfolio Turnover	22%	28%	19%	23%	2%

Total Return	5.95%	11.54%	4.85%	5.49%	4.71%

Net assets, end of year (000’s omitted)	$1,199,203	$957,281	$810,627	$687,747	$727,804

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

23

Government Obligations Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Government Obligations Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high current return. The Portfolio invests primarily in mortgage-backed securities (MBS) issued, backed or otherwise guaranteed by the U.S. Government or its agencies or instrumentalities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2010, Eaton Vance Government Obligations Fund, Eaton Vance Multi-Strategy Absolute Return Fund (formerly, Eaton Vance Diversified Income Fund) and Eaton Vance Low Duration Fund held an interest of 97.9%, 0.5% and 0.6%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned mortgage-backed securities) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Most seasoned, fixed rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Financial futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the

24

Government Obligations Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — The Portfolio may enter into financial futures contracts. The Portfolio’s investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Forward Sale Commitments — The Portfolio may enter into forward sale commitments to sell generic U.S. government agency MBS to hedge its portfolio positions and/or to enhance return. The proceeds to be received from the forward sale commitment are recorded as a liability and are subsequently valued at approximately the current market value of the underlying security in accordance with the Portfolio’s policies on investment valuations discussed above. The Portfolio records an unrealized gain or loss on investments to the extent of the difference between the proceeds to be received and the value of the open forward sale commitment on the day of determination. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment or the delivery of securities, the Portfolio realizes a gain or loss on investments based on the price established when the Portfolio entered into the commitment.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.75% of the Portfolio’s average daily net assets up to $500 million, 0.6875% from $500 million up to $1 billion, 0.6250% from $1 billion up to $1.5 billion, 0.5625% from $1.5 billion up to $2 billion, 0.5000% from $2 billion up to $2.5 billion and 0.4375% annually of average daily net assets of $2.5 billion or more, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. Prior to its liquidation in February 2010, the portion of the adviser fee payable by Cash Management Portfolio, an affiliated investment company, on the Portfolio’s investment of cash therein was credited against the Portfolio’s investment adviser fee. The Portfolio currently invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2010, the Portfolio’s investment adviser fee totaled $7,467,635 of which $2,827 was allocated from Cash Management Portfolio and $7,464,808 was paid or accrued directly by

25

Government Obligations Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

the Portfolio. For the year ended October 31, 2010, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management Portfolio, was 0.71% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and forward sale commitments and including maturities and paydowns, aggregated $395,750,323 and $225,105,432, respectively, for the year ended October 31, 2010.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,145,066,404

Gross unrealized appreciation	$63,453,314
Gross unrealized depreciation	—

Net unrealized appreciation	$63,453,314

5   Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2010 is as follows:

Futures Contracts

					Net
Expiration			Aggregate		Unrealized
Date	Contracts	Position	Cost	Value	Depreciation

12/10	500
	U.S. 5-Year Treasury Note	Short	$(59,980,469)	$(60,789,063)	$(808,594)
12/10	500
	U.S. 10-Year Treasury Note	Short	(62,551,422)	(63,140,625)	(589,203)

					$(1,397,797)

At October 31, 2010, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed-rate bonds, the value of these bonds may decrease if interest rates rise. The Portfolio purchases and sells U.S. Treasury futures contracts to hedge against changes in interest rates.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk at October 31, 2010 was as follows:

	Fair Value

Derivative	Asset Derivative	Liability Derivative

Future contracts	$—	$(1,397,797	)(1)

(1)	Amount represents cumulative unrealized depreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended October 31, 2010 was as follows:

Change in
Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
Derivative	Income(1)	Income(2)

Futures contracts	$(7,657,789)	$(1,312,517)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

26

Government Obligations Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

The average notional amount of futures contracts outstanding during the year ended October 31, 2010, which is indicative of the volume of this derivative type, was approximately $54,308,000.

6   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2010.

7   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2010, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Mortgage Pass-Throughs	$—	$835,851,379	$—	$835,851,379
Collateralized Mortgage Obligations	—	66,396,236	—	66,396,236
U.S. Government Agency Obligations	—	214,497,926	—	214,497,926
U.S. Treasury Obligations	—	54,237,648	—	54,237,648
Short-Term Investments	—	37,536,529	—	37,536,529

Total Investments	$—	$1,208,519,718	$—	$1,208,519,718

Liability Description

Futures Contracts	$(1,397,797)	$—	$—	$(1,397,797)

Total	$(1,397,797)	$—	$—	$(1,397,797)

The Portfolio held no investments or other financial instruments as of October 31, 2009 whose fair value was determined using Level 3 inputs.

27

Government Obligations Portfolio as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Government Obligations Portfolio:
We have audited the accompanying statement of assets and liabilities of Government Obligations Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the four years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits. The supplementary data for the year ended October 31, 2006, was audited by other auditors. Those auditors expressed an unqualified opinion on that supplementary data in their report dated December 27, 2006.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Government Obligations Portfolio as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 16, 2010

28

Eaton Vance Government Obligations Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

29

Eaton Vance Government Obligations Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Government Obligations Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Government Obligations Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser’s experience in investing in mortgage-backed securities, including seasoned mortgage-backed securities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

30

Eaton Vance Government Obligations Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2009 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, payable by the Portfolio and by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the fund complex level.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

31

Eaton Vance Government Obligations Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Government Obligations Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 184 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	184	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	184	None

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	184	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Since 2003	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	184	None

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	184	None

32

Eaton Vance Government Obligations Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	184	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	184	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	184	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

William H. Ahern, Jr. 1959	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

John R. Baur 1970	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto was an Account Team Representative in Singapore for Applied Materials Inc. Officer of 37 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 1967	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Officer of 49 registered investment companies managed by EVM or BMR.

Michael A. Cirami 1975	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 1963	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 96 registered investment companies managed by EVM or BMR.

John H. Croft 1962	Vice President of the Trust	Since 2010	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 1972	Vice President of the Trust	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

33

Eaton Vance Government Obligations Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Christine M. Johnston 1972	Vice President	Vice President of the Trust since 2007 and of the Portfolio since 2006	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Aamer Khan 1960	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas H. Luster 1962	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 1961	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 33 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 1957	Vice President of the Trust	Since 2001	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Judith A. Saryan 1954	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Susan Schiff 1961	Vice President	Vice President of the Trust since 2002 and of the Portfolio since 1993	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Thomas Seto 1962	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

David M. Stein 1951	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

Eric A. Stein 1980	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Originally joined EVM in July 2002. Prior to re-joining EVM in September 2008, Mr. Stein worked at the Federal Reserve Bank of New York (2007-2008) and attended business school in Chicago, Illinois. Officer of 34 registered investment companies managed by EVM or BMR.

Dan R. Strelow 1959	Vice President of the Trust	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 33 registered investment companies managed by EVM or BMR.

Mark S. Venezia 1949	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2007 and President of the Portfolio since 2002	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Adam A. Weigold 1975	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 73 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

34

Eaton Vance Government Obligations Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Fund (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

35

This Page Intentionally Left Blank

Investment Adviser of Government Obligations Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Government Obligations Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Government Obligations Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus, if available. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus, if available, contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

140-12/10	GOSRC

Eaton Vance
Investment Managers

Annual Report October 31, 2010

EATON VANCE HIGH INCOME OPPORTUNITIES FUND

Annual Report October 31 , 2010 EATON VANCE HIGH INCOME OPPORTUNITIES FUND

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance High Income Opportunities Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions

Michael W. Weilheimer, CFA
Co-Portfolio Manager

Thomas P. Huggins
Co-Portfolio Manager
•	The corporate high-yield bond market performed well for most of the 12-month period ending October 31, 2010. In spite of a small negative return during the April-June quarter, the high-yield market, as measured by the BofA Merrill Lynch U.S. High Yield Index (the Index), produced a strong showing for the year, as investors seemed to put aside fears about sovereign credit risk and a possible double-dip recession to purchase high-yield paper. New-issue supply was up considerably, much of it coming in the form of refinancings, spurred on by narrowing yields.
•	Spreads on high-yield bonds (their incremental yield in excess of Treasury bonds of comparable maturity) narrowed by 170 basis points (1.70%) during the period, ending October at 593 basis points or 5.93% above Treasury yields. The average price of a bond within the Index finished at $102.56, with a 7.17% yield-to-worst, which indicates the lowest yield to any stated maturity or call date. Lower-quality paper again led the way, with CCC rated issues returning 21.03% for the period, while BB and B rated issues returned 19.16% and 16.41%, respectively.

•	Credit fundamentals continued to improve and corporate defaults to trend below normal for the year, with the speculative-grade default rate falling to 3.6% by period end, according to Moody’s Investors Service.
Management Discussion
•	The Fund[1] registered double-digit total returns for the fiscal year ending October 31, 2010, with all of its share classes outpacing the average return of the funds in its peer group, the Lipper High Current Yield Funds Classification.[3] The Fund’s Class I shares outperformed the primary benchmark, the BofA Merrill Lynch U.S. High Yield Index (the Index), but the returns for its Class A, Class B and Class C shares each came up short of the Index.

•	Strong security selection, particularly among the Fund’s B and BB rated holdings, was one of the main drivers of performance for the period. An overweighting in CCC bonds, as well as solid security selection in automotive and auto parts, energy, metals and mining, and chemicals all further contributed to the Fund’s relative performance.

•	The Fund’s underperformance versus the Index in all but the Class I shares was attributable to an underweighting in the strong-performing CC rated segment, as well as an overweighting in B rated bonds,

Total Return Performance
10/31/09 – 10/31/10

Class A2	19.05%
Class B2	18.17
Class C2	18.21
Class I2	19.60
BofA Merrill Lynch U.S. High Yield Index[3]	19.26
BofA Merrill Lynch U.S. High Yield Constrained Index[3]	19.05
Lipper High Current Yield Funds Average[3]	17.82
See page 3 for more performance information.

[1]	The Fund currently invests in a separate registered investment company, High Income Opportunities Portfolio, with the same objectives and policies as the Fund. References to investments are to the Portfolio’s holdings.

[2]	These returns do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered at net asset value (NAV). During the period, Class A and Class I shares were subject to a 1% redemption fee if redeemed or exchanged within 90 days of settlement of purchase. Effective Janaury 1, 2011, Class A and Class I shares will no longer be subject to a redemption fee.

[3]	It is not possible to invest directly in an Index or Lipper Classification. The Indices’ total returns do not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper average is the average total return, at NAV, of the funds that are in the same Lipper Classification as the Fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance High Income Opportunities Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
which did not perform as well in the early part of the fiscal year. Returns also were hindered because of an underweighting in segments of the financials sector that did perform well during the period.
Portfolio Composition
Portfolio Credit Quality Ratings1
By total investments

[1]	As a percentage of the Portfolio’s total investments as of 10/31/10. Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance High Income Opportunities Fund as of October 31, 2010
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the BofA Merrill Lynch U.S. High Yield Index, an unmanaged index of below investment grade U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and the BofA Merrill Lynch U.S. High Yield Constrained Index, whose constituents are capitalization-weighted, based on their current amount outstanding, provided the total allocation to an individual issuer does not exceed 2%. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B of the Fund, the BofA Merrill Lynch U.S. High Yield Index and the BofA Merrill Lynch U.S. High Yield Constrained Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance[1]	Class A	Class B	Class C	Class I
Class Share Symbol	ETHIX	EVHIX	ECHIX	EIHIX

Average Annual Total Returns (at net asset value)
One Year	19.05%	18.17%	18.21%	19.60%
Five Years	6.46	5.74	5.69	N.A.
Ten Years	N.A.	5.77	5.75	N.A.
Life of Fund†	6.56	7.02	6.06	20.02

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	13.41%	13.17%	17.21%	19.60%
Five Years	5.45	5.46	5.69	N.A.
Ten Years	N.A.	5.77	5.75	N.A.
Life of Fund†	5.79	7.02	6.06	20.02

†	Inception Dates — Class A: 3/11/04; Class B: 8/19/86; Class C: 6/8/94; Class I: 10/1/09

[1]	Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered at NAV. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. During the period, Class A and Class I shares were subject to a 1% redemption fee if redeemed or exchanged within 90 days of settlement of purchase. Effective January 1, 2011, Class A and Class I shares will no longer be subject to a redemption fee.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Expense Ratio	1.27%	2.02%	2.02%	1.02%

[2]	Source: Prospectus dated 3/1/10.

*	Source: Lipper Inc. Class B of the Fund commenced operations on 8/19/86.

A $10,000 hypothetical investment at net asset value in Class A shares on 3/11/04 (commencement of operations), Class C shares on 10/31/00 and Class I shares on 10/1/09 (commencement of operations) would have been valued at $15,254 ($14,530 at the maximum offering price), $17,491 and $12,190, respectively, on 10/31/10. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance High Income Opportunities Fund as of October 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 – October 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance High Income Opportunities Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/10)	(10/31/10)	(5/1/10 – 10/31/10)

Actual
Class A	$1,000.00	$1,066.50	$5.31
Class B	$1,000.00	$1,065.00	$9.16
Class C	$1,000.00	$1,062.70	$9.15
Class I	$1,000.00	$1,070.20	$4.02

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.10	$5.19
Class B	$1,000.00	$1,016.30	$8.94
Class C	$1,000.00	$1,016.30	$8.94
Class I	$1,000.00	$1,021.30	$3.92

*	Expenses are equal to the Fund’s annualized expense ratio of 1.02% for Class A shares, 1.76% for Class B shares, 1.76% for Class C shares and 0.77% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2010. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance High Income Opportunities Fund as of October 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2010

Assets

Investment in High Income Opportunities Portfolio, at value (identified cost, $470,693,561)	$453,455,981
Receivable for Fund shares sold	55,348,012

Total assets	$508,803,993

Liabilities

Payable for Fund shares redeemed	$1,424,136
Distributions payable	1,371,707
Payable to affiliates:
Distribution and service fees	209,243
Trustees’ fees	42
Accrued expenses	124,382

Total liabilities	$3,129,510

Net Assets	$505,674,483

Sources of Net Assets

Paid-in capital	$606,448,339
Accumulated net realized loss from Portfolio	(84,686,116)
Accumulated undistributed net investment income	1,149,840
Net unrealized depreciation from Portfolio	(17,237,580)

Net Assets	$505,674,483

Class A Shares

Net Assets	$264,259,124
Shares Outstanding	60,413,982
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$4.37
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$4.59

Class B Shares

Net Assets	$57,156,353
Shares Outstanding	13,046,375
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$4.38

Class C Shares

Net Assets	$125,403,076
Shares Outstanding	28,665,602
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$4.37

Class I Shares

Net Assets	$58,855,930
Shares Outstanding	13,438,071
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$4.38

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2010

Investment Income

Interest allocated from Portfolio	$40,677,816
Dividends allocated from Portfolio	98,801
Miscellaneous income	14,020
Expenses allocated from Portfolio	(2,798,998)

Total investment income	$37,991,639

Expenses

Distribution and service fees
Class A	$627,934
Class B	636,372
Class C	1,189,682
Trustees’ fees and expenses	500
Custodian fee	28,510
Transfer and dividend disbursing agent fees	474,452
Legal and accounting services	23,113
Printing and postage	59,852
Registration fees	57,024
Miscellaneous	14,275

Total expenses	$3,111,714

Net investment income	$34,879,925

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$1,414,775
Swap contracts	370,276

Net realized gain	$1,785,051

Change in unrealized appreciation (depreciation) —
Investments	$38,975,238
Swap contracts	(108,465)

Net change in unrealized appreciation (depreciation)	$38,866,773

Net realized and unrealized gain	$40,651,824

Net increase in net assets from operations	$75,531,749

See notes to financial statements

5

Eaton Vance High Income Opportunities Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2010	October 31, 2009

From operations —
Net investment income	$34,879,925	$36,281,882
Net realized gain (loss) from investment transactions, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	1,785,051	(40,432,300)
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	38,866,773	119,379,632

Net increase in net assets from operations	$75,531,749	$115,229,214

Distributions to shareholders —
From net investment income
Class A	$(22,984,576)	$(22,412,054)
Class B	(5,389,253)	(8,376,210)
Class C	(10,032,205)	(10,551,470)
Class I	(213,972)	(1,792)

Total distributions	$(38,620,006)	$(41,341,526)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$42,181,680	$40,132,945
Class B	6,602,128	6,970,738
Class C	19,491,781	21,041,959
Class I	58,308,273	1,103,280
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	13,009,694	11,044,259
Class B	2,806,517	3,712,709
Class C	4,774,171	4,530,679
Class I	22,927	—
Cost of shares redeemed
Class A	(68,058,863)	(40,175,465)
Class B	(12,579,905)	(16,091,036)
Class C	(24,786,220)	(19,333,637)
Class I	(779,728)	—
Net asset value of shares exchanged
Class A	17,243,476	23,528,815
Class B	(17,243,476)	(23,528,815)
Redemption fees	14,816	7,236

Net increase in net assets from Fund share transactions	$41,007,271	$12,943,667

Net increase in net assets	$77,919,014	$86,831,355

Net Assets

At beginning of year	$427,755,469	$340,924,114

At end of year	$505,674,483	$427,755,469

Accumulated undistributed net investment income included in net assets

At end of year	$1,149,840	$1,755,683

See notes to financial statements

6

Eaton Vance High Income Opportunities Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended October 31,

	2010	2009	2008		2007	2006

Net asset value — Beginning of year	$4.020	$3.310	$5.130		$5.230	$5.100

Income (Loss) From Operations

Net investment income(1)	$0.346	$0.365	$0.419		$0.418	$0.401
Net realized and unrealized gain (loss)	0.385	0.763	(1.823)		(0.105)	0.142

Total income (loss) from operations	$0.731	$1.128	$(1.404)		$0.313	$0.543

Less Distributions

From net investment income	$(0.381)	$(0.418)	$(0.416)		$(0.413)	$(0.413)
Tax return of capital	—	—	(0.000	)(2)	—	—

Total distributions	$(0.381)	$(0.418)	$(0.416)		$(0.413)	$(0.413)

Redemption fees(1)	$0.000 (2)	$0.000 (2)	$0.000	(2)	$0.000 (2)	$0.000 (2)

Net asset value — End of year	$4.370	$4.020	$3.310		$5.130	$5.230

Total Return(3)	19.05%	37.83%	(29.26)%		6.11%	11.04%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$264,259	$238,485	$161,603		$254,508	$199,812
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.04%	1.27%	1.11%		1.04%	0.97%
Net investment income	8.30%	10.93%	9.06%		7.98%	7.77%
Portfolio Turnover of the Portfolio	79%	72%	48%		81%	62%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

7

Eaton Vance High Income Opportunities Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended October 31,

	2010	2009	2008		2007	2006

Net asset value — Beginning of year	$4.030	$3.300	$5.120		$5.220	$5.080

Income (Loss) From Operations

Net investment income(1)	$0.316	$0.345	$0.383		$0.379	$0.363
Net realized and unrealized gain (loss)	0.385	0.773	(1.826)		(0.107)	0.149

Total income (loss) from operations	$0.701	$1.118	$(1.443)		$0.272	$0.512

Less Distributions

From net investment income	$(0.351)	$(0.388)	$(0.377)		$(0.372)	$(0.372)
Tax return of capital	—	—	(0.000	)(2)	—	—

Total distributions	$(0.351)	$(0.388)	$(0.377)		$(0.372)	$(0.372)

Redemption fees(1)	$0.000 (2)	$0.000 (2)	$0.000	(2)	$0.000 (2)	$0.000 (2)

Net asset value — End of year	$4.380	$4.030	$3.300		$5.120	$5.220

Total Return(3)	18.17%	37.31%	(29.93)%		5.30%	10.41%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$57,156	$72,245	$89,480		$221,436	$305,519
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.79%	2.02%	1.86%		1.78%	1.72%
Net investment income	7.58%	10.56%	8.23%		7.23%	7.05%
Portfolio Turnover of the Portfolio	79%	72%	48%		81%	62%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

8

Eaton Vance High Income Opportunities Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended October 31,

	2010	2009	2008		2007	2006

Net asset value — Beginning of year	$4.020	$3.300	$5.110		$5.220	$5.080

Income (Loss) From Operations

Net investment income(1)	$0.315	$0.341	$0.383		$0.378	$0.363
Net realized and unrealized gain (loss)	0.386	0.767	(1.816)		(0.116)	0.149

Total income (loss) from operations	$0.701	$1.108	$(1.433)		$0.262	$0.512

Less Distributions

From net investment income	$(0.351)	$(0.388)	$(0.377)		$(0.372)	$(0.372)
Tax return of capital	—	—	(0.000	)(2)	—	—

Total distributions	$(0.351)	$(0.388)	$(0.377)		$(0.372)	$(0.372)

Redemption fees(1)	$0.000 (2)	$0.000 (2)	$0.000	(2)	$0.000 (2)	$0.000 (2)

Net asset value — End of year	$4.370	$4.020	$3.300		$5.110	$5.220

Total Return(3)	18.21%	36.97%	(29.79)%		5.09%	10.41%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$125,403	$115,927	$89,841		$162,153	$172,200
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.79%	2.02%	1.86%		1.79%	1.72%
Net investment income	7.55%	10.26%	8.28%		7.22%	7.05%
Portfolio Turnover of the Portfolio	79%	72%	48%		81%	62%

(1)	Computed using average shares outstanding.

(2)	Amount is less than $0.0005.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

9

Eaton Vance High Income Opportunities Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended	Period Ended
	October 31, 2010	October 31, 2009(1)

Net asset value — Beginning of period	$4.020	$3.980

Income (Loss) From Operations

Net investment income(2)	$0.353	$0.019
Net realized and unrealized gain	0.398	0.057

Total income from operations	$0.751	$0.076

Less Distributions

From net investment income	$(0.391)	$(0.036)

Total distributions	$(0.391)	$(0.036)

Redemption fees(2)	$0.000 (3)	$—

Net asset value — End of period	$4.380	$4.020

Total Return(4)	19.60%	1.92	%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$58,856	$1,099
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	0.79%	1.02	%(8)
Net investment income	8.43%	11.17	%(8)
Portfolio Turnover of the Portfolio	79%	72	%(9)

(1)	For the period from the start of business, October 1, 2009, to October 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Not annualized.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

(9)	For the Portfolio’s fiscal year ended October 31, 2009.

See notes to financial statements

10

Eaton Vance High Income Opportunities Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance High Income Opportunities Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in High Income Opportunities Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objectives and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (53.2% at October 31, 2010). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio and other income, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2010, the Fund, for federal income tax purposes, had a capital loss carryforward of $75,451,376 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016 ($33,167,924) and October 31, 2017 ($42,283,452). During the year ended October 31, 2010, a capital loss carryforward of $2,937,917 was utilized to offset net realized gains by the Fund.

As of October 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail,

11

Eaton Vance High Income Opportunities Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Class A and Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2010 and October 31, 2009 was as follows:

	Year Ended October 31,
	2010	2009

Distributions declared from:
Ordinary income	$38,620,006	$41,341,526

During the year ended October 31, 2010, accumulated net realized loss was decreased by $137,208,303, accumulated undistributed net investment income was increased by $3,134,238 and paid-in capital was decreased by $140,342,541 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for swap contracts, premium amortization and defaulted bond interest. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$3,453,624
Capital loss carryforward	$(75,451,376)
Net unrealized depreciation	$(27,404,397)
Other temporary differences	$(1,371,707)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, swap contracts, premium amortization, investment in partnerships, the timing of recognizing distributions to shareholders, defaulted bond interest and partnership allocations.

3   Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2010, EVM earned $22,486 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $108,304 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2010. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the

12

Eaton Vance High Income Opportunities Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2010 amounted to $627,934 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2010, the Fund paid or accrued to EVD $477,279 and $892,541 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2010, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $23,704,000 and $50,968,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2010 amounted to $159,093 and $297,141 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2010, the Fund was informed that EVD received approximately $16,000, $84,000 and $15,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended October 31, 2010, increases and decreases in the Fund’s investment in the Portfolio aggregated $17,257,548 and $72,679,862, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2010	2009

Sales	10,142,843	11,837,243
Issued to shareholders electing to receive payments of distributions in Fund shares	3,111,988	3,309,499
Redemptions	(16,248,873)	(12,106,855)
Exchange from Class B shares	4,118,357	7,360,024

Net increase	1,124,315	10,399,911

13

Eaton Vance High Income Opportunities Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended October 31,
Class B	2010	2009

Sales	1,580,952	2,108,476
Issued to shareholders electing to receive payments of distributions in Fund shares	671,695	1,137,441
Redemptions	(3,041,203)	(5,059,818)
Exchange to Class A shares	(4,106,983)	(7,348,037)

Net decrease	(4,895,539)	(9,161,938)

	Year Ended October 31,
Class C	2010	2009

Sales	4,662,203	6,266,836
Issued to shareholders electing to receive payments of distributions in Fund shares	1,142,592	1,360,890
Redemptions	(5,952,396)	(6,039,116)

Net increase (decrease)	(147,601)	1,588,610

	Year Ended	Period Ended
Class I	October 31, 2010	October 31, 2009(1)

Sales	13,344,162	273,186
Issued to shareholders electing to receive payments of distributions in Fund shares	5,396	—
Redemptions	(184,673)	—

Net increase	13,164,885	273,186

(1)	Class I commenced operations on October 1, 2009.

For the years ended October 31, 2010 and October 31, 2009, the Fund received $14,816 and $7,236, respectively, in redemption fees.

At October 31, 2010, pooled income funds (established and maintained by a public charity) managed by EVM owned 11% of the value of the outstanding shares of the Fund.

14

Eaton Vance High Income Opportunities Fund as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance High Income Opportunities Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance High Income Opportunities Fund (“the Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance High Income Opportunities Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 20, 2010

15

Eaton Vance High Income Opportunities Fund as of October 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals.

Qualified Dividend Income. The Fund designates approximately $98,801 or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

16

High Income Opportunities Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS

Senior Floating-Rate Interests — 5.2%(1)

	Principal
	Amount
Security	(000’s omitted)	Value

Aerospace — 0.3%

Hawker Beechcraft Acquisition, Term Loan, 2.26%, Maturing 3/26/14	$2,557	$2,147,926
Hawker Beechcraft Acquisition, Term Loan, 2.29%, Maturing 3/26/14	153	128,413

		$2,276,339

Automotive — 0.6%

Pinafore, LLC, Term Loan, 6.75%, Maturing 9/29/16	$4,600	$4,660,016

		$4,660,016

Automotive & Auto Parts — 0.2%

EPD Holdings, (Goodyear Engineering Products), Term Loan - Second Lien, 6.01%, Maturing 7/13/15	$2,560	$2,020,800

		$2,020,800

Broadcasting — 0.8%

HIT Entertainment, Inc., Term Loan - Second Lien, 5.94%, Maturing 2/26/13	$9,180	$6,854,403

		$6,854,403

Building Materials — 0.7%

Goodman Global Holdings, Inc., Term Loan, Maturing 10/28/16(2)	$1,430	$1,451,271
Goodman Global Holdings, Inc., Term Loan - Second Lien, Maturing 10/27/17(2)	1,530	1,566,338
Panolam Industries Holdings, Inc., Term Loan, 8.25%, Maturing 12/31/13	1,778	1,641,828
Panolam Industries Holdings, Inc., Term Loan - Second Lien, 12.00%, Maturing 6/30/14	1,387	1,254,305

		$5,913,742

Capital Goods — 0.3%

Dresser, Inc., Term Loan - Second Lien, 6.11%, Maturing 5/4/15	$1,080	$1,080,000
Reynolds Group Holdings, Inc., Term Loan, 2.38%, Maturing 5/5/16(3)	1,770	1,785,723

		$2,865,723

Food Service — 0.5%

Burger King Corp., Term Loan, 6.25%, Maturing 10/19/16	$3,530	$3,566,624
DineEquity, Inc., Term Loan, 6.00%, Maturing 10/19/17	900	910,500

		$4,477,124

Gaming — 0.4%

BLB Worldwide Holdings, Term Loan - Second Lien, 0.00%, Maturing 7/18/12(4)	$5,410	$128,487
Cannery Casino Resorts, LLC, Term Loan - Second Lien, 4.51%, Maturing 5/16/14	1,580	1,311,400
Great Lakes Entertainment, Term Loan, 9.00%, Maturing 8/15/12	2,338	2,255,803

		$3,695,690

Health Care — 0.3%

IASIS Healthcare, (PIK), Term Loan, 5.54%, Maturing 6/13/14	$2,170	$2,109,096

		$2,109,096

Super Retail — 0.3%

General Nutrition Centers, Inc., Term Loan, 2.53%, Maturing 9/16/13	$2,320	$2,267,800

		$2,267,800

Transportation Ex Air / Rail — 0.3%

CEVA Group PLC, Term Loan, 3.26%, Maturing 11/4/13	$2,385	$2,142,518
CEVA Group PLC, Term Loan, 3.88%, Maturing 11/4/13	590	528,461

		$2,670,979

Utilities — 0.5%

TXU Texas Competitive Electric Holdings Co., LLC, Term Loan, 3.92%, Maturing 10/10/14	$5,465	$4,299,451

		$4,299,451

Total Senior Floating-Rate Interests
(identified cost $51,851,459)		$44,111,163

See notes to financial statements

17

High Income Opportunities Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Corporate Bonds & Notes — 86.1%

	Principal
	Amount
Security	(000’s omitted)	Value

Aerospace and Defense — 0.2%

BE Aerospace, Inc., 6.875%, 10/1/20	$1,335	$1,425,113

		$1,425,113

Air Transportation — 0.1%

Continental Airlines, 7.033%, 6/15/11	$817	$834,296
United Air Lines, Inc., Sr. Notes, 9.875%, 8/1/13(5)	280	309,400

		$1,143,696

Automotive — 0.9%

Avis Budget Car Rental, LLC / Avis Budget Finance, Inc., 9.625%, 3/15/18	$1,795	$1,938,600
Pinafore, LLC/Pinafore, Inc., Sr. Notes, 9.00%, 10/1/18(5)	5,625	6,046,875

		$7,985,475

Automotive & Auto Parts — 3.8%

Accuride Corp., 9.50%, 8/1/18(5)	$1,340	$1,467,300
Affinia Group, Inc., Sr. Notes, 10.75%, 8/15/16(5)	1,415	1,579,494
Allison Transmission, Inc., (PIK), 11.25%, 11/1/15(5)	5,436	5,918,009
American Axle & Manufacturing Holdings, Inc., Sr. Notes, 9.25%, 1/15/17(5)	3,840	4,372,800
Commercial Vehicle Group, Inc., Sr. Notes, 8.00%, 7/1/13	1,660	1,518,900
Ford Motor Credit Co., Sr. Notes, 8.00%, 12/15/16	4,120	4,830,597
Ford Motor Credit Co., Sr. Notes, 8.125%, 1/15/20	1,380	1,690,412
Ford Motor Credit Co., Sr. Notes, 12.00%, 5/15/15	1,305	1,674,250
Goodyear Tire & Rubber Co. (The), Sr. Notes, 10.50%, 5/15/16	1,360	1,564,000
Lear Corp., 7.875%, 3/15/18	545	595,412
Lear Corp., 8.125%, 3/15/20	680	759,900
Navistar International Corp., 8.25%, 11/1/21	3,080	3,391,850
Tower Automotive Holdings USA, LLC/TA Holding Finance, Inc., Sr. Notes, 10.625%, 9/1/17(5)	2,645	2,790,475

		$32,153,399

Banks and Thrifts — 2.1%

CIT Group, Inc., Sr. Notes, 7.00%, 5/1/14	$1,450	$1,464,500
CIT Group, Inc., Sr. Notes, 7.00%, 5/1/17	3,470	3,470,000
General Motors Acceptance Corp., 8.00%, 12/31/18	2,280	2,382,600
General Motors Acceptance Corp., 8.00%, 11/1/31	3,955	4,340,612
General Motors Acceptance Corp., 8.30%, 2/12/15(5)	5,560	6,074,300

		$17,732,012

Broadcasting — 2.5%

Clear Channel Communications, Inc., Sr. Notes, 4.40%, 5/15/11	$1,800	$1,777,500
Clear Channel Communications, Inc., Sr. Notes, 5.00%, 3/15/12	455	439,644
Clear Channel Communications, Inc., Sr. Notes, 6.25%, 3/15/11	9,790	9,814,475
Clear Channel Worldwide Holdings, Inc., Series B, 9.25%, 12/15/17	1,515	1,662,713
Rainbow National Services, LLC, Sr. Sub. Notes, 10.375%, 9/1/14(5)	1,675	1,752,469
Sirius XM Radio, Inc., Sr. Notes, 9.75%, 9/1/15(5)	1,305	1,469,756
XM Satellite Radio Holdings, Inc., 13.00%, 8/1/14(5)	3,575	4,281,062

		$21,197,619

Building Materials — 1.0%

Associated Materials, LLC, Sr. Notes, 9.125%, 11/1/17(5)	$2,620	$2,757,550
Goodman Global Group, Inc., 0.00%, 12/15/14	4,000	2,595,000
Interface, Inc., Sr. Notes, 11.375%, 11/1/13	640	745,600
Interface, Inc., Sr. Sub. Notes, 9.50%, 2/1/14	607	628,245
Norcraft Cos. LP/Norcraft Finance Corp., Sr. Notes, 10.50%, 12/15/15	640	686,400
Ply Gem Industries, Inc., Sr. Notes, 11.75%, 6/15/13	790	852,213

		$8,265,008

Cable / Satellite TV — 0.3%

Cablevision Systems Corp., Sr. Notes, 7.75%, 4/15/18	$790	$866,037
Cablevision Systems Corp., Sr. Notes, 8.625%, 9/15/17	685	776,619
CCO Holdings, LLC/CCO Capital Corp., 7.875%, 4/30/18(5)	410	437,675
CCO Holdings, LLC/CCO Capital Corp., 8.125%, 4/30/20(5)	680	737,800

		$2,818,131

See notes to financial statements

18

High Income Opportunities Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Capital Goods — 2.1%

American Railcar Industry, Sr. Notes, 7.50%, 3/1/14	$1,620	$1,648,350
Amsted Industries, Inc., Sr. Notes, 8.125%, 3/15/18(5)	2,890	3,063,400
Chart Industries, Inc., Sr. Sub. Notes, 9.125%, 10/15/15	2,370	2,423,325
ESCO Corp., Sr. Notes, 8.625%, 12/15/13(5)	2,170	2,245,950
Greenbrier Cos., Inc., 8.375%, 5/15/15	145	145,000
Manitowoc Co., Inc. (The), 9.50%, 2/15/18	740	800,125
RBS Global & Rexnord Corp., 11.75%, 8/1/16	1,870	2,019,600
Reynolds Group Holdings, Inc., Sr. Notes, 8.50%, 5/15/18(5)	2,705	2,779,387
Terex Corp., Sr. Notes, 10.875%, 6/1/16	2,555	2,925,475

		$18,050,612

Chemicals — 4.1%

BWAY Holding Co., 10.00%, 6/15/18(5)	$550	$602,250
Celanese US Holdings, LLC, 6.625%, 10/15/18(5)	805	857,325
CF Industries, Inc., Sr. Notes, 6.875%, 5/1/18	2,740	3,130,450
CF Industries, Inc., Sr. Notes, 7.125%, 5/1/20	2,040	2,371,500
Chemtura Corp., 7.875%, 9/1/18(5)	1,855	2,008,037
CII Carbon, LLC, 11.125%, 11/15/15(5)	1,755	1,873,462
Hexion US Finance Corp. / Hexion Nova Scotia Finance ULC, Sr. Notes, 9.00%, 11/15/20(5)	935	974,738
INEOS Finance PLC, Sr. Notes, 9.00%, 5/15/15(5)	2,475	2,635,875
INEOS Group Holdings PLC, Sr. Sub. Notes, 8.50%, 2/15/16(5)	4,115	3,765,225
Koppers, Inc., 7.875%, 12/1/19	315	342,563
LBI Escrow Corp., Sr. Notes, 8.00%, 11/1/17(5)	4,075	4,472,312
Lyondell Chemical Co., Sr. Notes, 11.00%, 5/1/18	1,590	1,788,750
Momentive Performance Materials, Inc., 9.00%, 1/15/21(5)	1,325	1,378,000
Nova Chemicals Corp., Sr. Notes, 8.375%, 11/1/16	1,610	1,766,975
PolyOne Corp., Sr. Notes, 7.375%, 9/15/20	535	569,106
Reichhold Industries, Inc., Sr. Notes, 9.00%, 8/15/14(5)	3,590	3,231,000
Solutia, Inc., 8.75%, 11/1/17	1,420	1,597,500
Vertellus Specialties, Inc., Sr. Notes, 9.375%, 10/1/15(5)	1,085	1,170,444

		$34,535,512

Consumer Products — 2.9%

ACCO Brands Corp., Sr. Notes, 10.625%, 3/15/15	$1,920	$2,176,800
Amscan Holdings, Inc., Sr. Sub. Notes, 8.75%, 5/1/14	5,960	6,123,900
Diversey Holdings, Inc., Sr. Notes, 10.50%, 5/15/20	1,328	1,550,547
Revlon Consumer Products Corp., 9.75%, 11/15/15	3,560	3,729,100
Reynolds Group Holdings, Inc., Sr. Notes, 7.125%, 4/15/19(5)	2,650	2,775,875
Reynolds Group Holdings, Inc., Sr. Notes, 9.00%, 4/15/19(5)	2,650	2,765,937
Scotts Miracle-Gro Co. (The), 7.25%, 1/15/18	550	589,188
Sealy Mattress Co., Sr. Notes, 10.875%, 4/15/16(5)	1,125	1,292,344
Spectrum Brands Holdings Inc., (PIK), 12.00%, 8/28/19	3,060	3,465,450

		$24,469,141

Containers — 0.6%

Ardagh Packaging Finance PLC, 9.125%, 10/15/20(5)	$1,100	$1,171,500
Ardagh Packaging Finance PLC, Sr. Notes, 7.375%, 10/15/17(5)	785	836,025
Intertape Polymer US, Inc., Sr. Sub. Notes, 8.50%, 8/1/14	3,855	3,257,475

		$5,265,000

Diversified Media — 3.1%

Catalina Marketing Corp., (PIK), 10.50%, 10/1/15(5)	$14,135	$15,195,125
Catalina Marketing Corp., 11.625%, 10/1/17(5)	3,090	3,445,350
LBI Media, Inc., Sr. Disc. Notes, 11.00%, 10/15/13	1,960	1,776,250
MDC Partners, Inc., 11.00%, 11/1/16(5)	1,435	1,600,025
Nielsen Finance, LLC, 10.00%, 8/1/14	384	404,640
Nielsen Finance, LLC, 11.50%, 5/1/16	1,870	2,159,850
Nielsen Finance, LLC, (0.00% until 8/1/11), 12.50%, 8/1/16	1,520	1,556,100
Nielsen Finance, LLC, Sr. Notes, 11.625%, 2/1/14	220	254,100

		$26,391,440

Electric Utilities — 0.1%

Dynegy Holdings, Inc., Sr. Notes, 7.75%, 6/1/19	$820	$563,750

		$563,750

Energy — 8.9%

Abengoa Finance SAU, 8.875%, 11/1/17(5)	$4,060	$4,019,400
Anadarko Petroleum Corp., Sr. Notes, 6.375%, 9/15/17	3,315	3,688,097
ATP Oil & Gas Corp., Sr. Notes, 11.875%, 5/1/15(5)	3,000	2,752,500
Berry Petroleum Co., Sr. Notes, 10.25%, 6/1/14	1,905	2,207,419
Bill Barrett Corp., 9.875%, 7/15/16	385	425,425

See notes to financial statements

19

High Income Opportunities Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Energy (continued)

Calpine Corp., Sr. Notes, 7.50%, 2/15/21(5)	$6,870	$7,067,512
Carrizo Oil & Gas, Inc., 8.625%, 10/15/18(5)	1,055	1,067,622
Coffeyville Resources, LLC/Coffeyville Finance, Inc., Sr. Notes, 9.00%, 4/1/15(5)	2,540	2,736,850
Compton Petroleum Finance Corp., 10.00%, 9/15/17	1,025	881,827
Continental Resources, Inc., 7.125%, 4/1/21(5)	670	726,950
Continental Resources, Inc., 7.375%, 10/1/20(5)	280	304,500
Denbury Resources, Inc., 8.25%, 2/15/20	1,639	1,835,680
Denbury Resources, Inc., Sr. Sub. Notes, 9.75%, 3/1/16	3,050	3,469,375
El Paso Corp., Sr. Notes, 9.625%, 5/15/12	2,880	3,117,761
El Paso Tennessee Pipeline Co., Sr. Notes, 7.25%, 12/15/25	3,520	3,584,425
Energy Transfer Equity, L.P., 7.50%, 10/15/20	1,065	1,166,175
Expro Finance Luxembourg SCA, 8.50%, 12/15/16(5)	2,905	2,875,950
Forbes Energy Services, Sr. Notes, 11.00%, 2/15/15	3,780	3,619,350
Harvest Operations Corp., 6.875%, 10/1/17(5)	800	844,000
Holly Corp., 9.875%, 6/15/17	1,710	1,881,000
McJunkin Red Man Corp., Sr. Notes, 9.50%, 12/15/16(5)	2,080	1,924,000
OPTI Canada, Inc., Sr. Notes, 7.875%, 12/15/14	1,915	1,445,825
OPTI Canada, Inc., Sr. Notes, 8.25%, 12/15/14	2,060	1,570,750
Petroleum Development Corp., Sr. Notes, 12.00%, 2/15/18	1,570	1,766,250
Petroplus Finance, Ltd., 6.75%, 5/1/14(5)	200	192,000
Petroplus Finance, Ltd., 7.00%, 5/1/17(5)	1,480	1,361,600
Petroplus Finance, Ltd., Sr. Notes, 9.375%, 9/15/19(5)	3,235	3,121,775
Quicksilver Resources, Inc., Sr. Notes, 11.75%, 1/1/16	2,720	3,155,200
Rosetta Resources, Inc., 9.50%, 4/15/18	1,015	1,063,213
SandRidge Energy, Inc., 8.75%, 1/15/20	1,615	1,687,675
SandRidge Energy, Inc., Sr. Notes, (PIK), 8.625%, 4/1/15	5,085	5,224,838
SESI, LLC, Sr. Notes, 6.875%, 6/1/14	700	710,500
United Refining Co., Sr. Notes, 10.50%, 8/15/12	4,575	4,231,875

		$75,727,319

Entertainment / Film — 1.7%

AMC Entertainment, Inc., 11.00%, 2/1/16	$10,255	$10,985,669
Regal Entertainment Group, 9.125%, 8/15/18	930	993,938
WMG Acquisition Corp., Sr. Notes, 9.50%, 6/15/16	2,335	2,527,637

		$14,507,244

Environmental — 0.1%

Casella Waste Systems, Inc., Sr. Notes, 11.00%, 7/15/14	$650	$722,313

		$722,313

Food & Drug Retail — 0.2%

Rite Aid Corp., Sr. Notes, 8.00%, 8/15/20(5)	$1,990	$2,059,650

		$2,059,650

Food Service — 0.2%

DineEquity, Inc., Sr. Notes, 9.50%, 10/30/18(5)	$1,310	$1,401,700

		$1,401,700

Food / Beverage / Tobacco — 2.5%

ASG Consolidated, LLC/ASG Finance, Inc., Sr. Notes, 15.00%, 5/15/17(5)	$1,610	$1,521,450
ASG Consolidated, LLC/ASG Finance, Inc., Sr. Sub. Notes, 10.75%, 5/15/16(5)	2,480	2,604,000
Dole Foods Co., Sr. Notes, 13.875%, 3/15/14	1,680	2,081,100
Michael Foods, Inc., Sr. Notes, 9.75%, 7/15/18(5)	2,695	2,951,025
Pinnacle Foods Finance, LLC, 8.25%, 9/1/17(5)	265	277,587
Pinnacle Foods Finance, LLC, 9.25%, 4/1/15(5)	1,925	2,038,094
Pinnacle Foods Finance, LLC, 9.25%, 4/1/15	1,215	1,286,381
Pinnacle Foods Finance, LLC, 10.625%, 4/1/17	175	191,188
Smithfield Foods, Inc., Sr. Notes, 7.75%, 5/15/13	1,000	1,053,750
Smithfield Foods, Inc., Sr. Notes, 10.00%, 7/15/14(5)	2,140	2,477,050
U.S. Foodservice, Inc., Sr. Notes, 10.75%, 6/30/15(5)	4,770	4,984,650

		$21,466,275

Gaming — 5.2%

Buffalo Thunder Development Authority, 9.375%, 12/15/14(4)(5)	$5,755	$1,525,075
CCM Merger, Inc., 8.00%, 8/1/13(5)	1,480	1,391,200
Chukchansi EDA, Sr. Notes, Variable Rate, 4.123%, 11/15/12(5)	595	380,800
Eldorado Casino Shreveport, (PIK), 10.00%, 8/1/12(6)	705	621,378
Fontainebleau Las Vegas Casino, LLC, 11.00%, 6/15/15(4)(5)	9,480	74,607
Harrah’s Operating Co., Inc., 5.375%, 12/15/13	1,095	1,001,925
Harrah’s Operating Co., Inc., 5.625%, 6/1/15	7,765	5,823,750
Harrah’s Operating Co., Inc., Sr. Notes, 10.00%, 12/15/18	670	584,575
Harrah’s Operating Co., Inc., Sr. Notes, 11.25%, 6/1/17	3,760	4,173,600

See notes to financial statements

20

High Income Opportunities Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Gaming (continued)

Harrah’s Operating Co., Inc., Sr. Notes, 12.75%, 4/15/18(5)	$2,760	$2,746,200
Inn of the Mountain Gods Resort & Casino, Sr. Notes, 12.00%, 11/15/10(4)	3,615	1,482,150
Majestic HoldCo, LLC, 12.50%, 10/15/11(4)(5)	1,620	29,160
MGM Resorts International, 6.75%, 9/1/12	1,205	1,194,456
MGM Resorts International, Sr. Notes, 9.00%, 3/15/20(5)	680	747,150
MGM Resorts International, Sr. Notes, 10.375%, 5/15/14	1,305	1,474,650
MGM Resorts International, Sr. Notes, 11.125%, 11/15/17	1,350	1,559,250
Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 6.875%, 2/15/15	2,930	2,029,025
Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 7.125%, 8/15/14	2,760	1,904,400
Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 8.00%, 4/1/12	2,765	2,422,831
Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 8.375%, 7/1/11	1,000	943,016
Mohegan Tribal Gaming Authority, Sr. Sub. Notes, 11.50%, 11/1/17(5)	1,620	1,490,400
Peninsula Gaming, LLC, 8.375%, 8/15/15	390	415,350
Peninsula Gaming, LLC, 10.75%, 8/15/17	1,935	2,070,450
San Pasqual Casino, 8.00%, 9/15/13(5)	1,335	1,301,625
Seminole Hard Rock Entertainment, Variable Rate, 2.792%, 3/15/14(5)	990	883,575
Tunica-Biloxi Gaming Authority, Sr. Notes, 9.00%, 11/15/15(5)	3,605	3,294,069
Waterford Gaming, LLC, Sr. Notes, 8.625%, 9/15/14(5)(6)	4,371	2,818,858

		$44,383,525

Health Care — 6.1%

Accellent, Inc., Sr. Notes, 8.375%, 2/1/17	$2,840	$3,010,400
Alere, Inc., 9.00%, 5/15/16	760	815,100
Alere, Inc., Sr. Notes, 7.875%, 2/1/16	1,375	1,447,188
American Renal Holdings, Sr. Notes, 8.375%, 5/15/18(5)	550	585,750
Biomet, Inc., 11.625%, 10/15/17	6,755	7,641,594
Biomet, Inc., (PIK), 10.375%, 10/15/17	1,435	1,607,200
DJO Finance, LLC/DJO Finance Corp., 9.75%, 10/15/17(5)	1,060	1,107,700
DJO Finance, LLC/DJO Finance Corp., 10.875%, 11/15/14	3,785	4,168,231
HCA, Inc., (PIK), 9.625%, 11/15/16	515	561,350
HCA, Inc., Sr. Notes, 9.875%, 2/15/17	2,195	2,474,862
inVentiv Health, Inc., Sr. Notes, 10.00%, 8/15/18(5)	935	944,350
LifePoint Hospitals, Inc., 6.625%, 10/1/20(5)	1,005	1,062,788
Multiplan, Inc., 9.875%, 9/1/18(5)	2,800	3,003,000
National Mentor Holdings, Inc., 11.25%, 7/1/14	3,670	3,789,275
Patheon, Inc., Sr. Notes, 8.625%, 4/15/17(5)	1,080	1,125,900
Quintiles Transnational Corp., (PIK), Sr. Notes, 9.50%, 12/30/14(5)	6,210	6,349,725
Res-Care, Inc., Sr. Notes, 7.75%, 10/15/13	1,240	1,261,700
Rural/Metro Corp., Sr. Disc. Notes, 12.75%, 3/15/16	2,470	2,642,900
Sabra Health Care LP / Sabra Capital Corp., 8.125%, 11/1/18(5)	925	962,000
US Oncology, Inc., 10.75%, 8/15/14	1,655	1,723,269
US Oncology, Inc., Sr. Notes, 9.125%, 8/15/17	2,040	2,279,700
Valeant Pharmaceuticals International, 6.75%, 10/1/17(5)	1,365	1,428,131
Valeant Pharmaceuticals International, 7.00%, 10/1/20(5)	2,045	2,152,362

		$52,144,475

Homebuilders / Real Estate — 1.1%

CB Richard Ellis Service, Inc., 6.625%, 10/15/20(5)	$2,625	$2,677,500
CB Richard Ellis Service, Inc., Sr. Sub. Notes, 11.625%, 6/15/17	5,470	6,399,900

		$9,077,400

Hotels — 1.0%

Mandalay Resort Group, 6.375%, 12/15/11	$2,850	$2,867,813
MCE Finance, Ltd., Sr. Notes, 10.25%, 5/15/18(5)	2,100	2,380,875
Wynn Las Vegas, LLC / Wynn Las Vegas Capital Corp., 7.75%, 8/15/20(5)	2,680	2,921,200

		$8,169,888

Insurance — 0.5%

Alliant Holdings I, Inc., 11.00%, 5/1/15(5)	$2,225	$2,350,156
HUB International Holdings, Inc., Sr. Notes, 9.00%, 12/15/14(5)	670	679,213
U.S.I. Holdings Corp., Sr. Notes, Variable Rate, 4.251%, 11/15/14(5)	1,200	1,044,000

		$4,073,369

Leisure — 1.4%

HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp., 12.50%, 4/1/13(4)(5)(6)	$2,315	$0
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp., Sr. Notes, (PIK), 14.50%, 4/1/14(4)(5)(6)	3,274	0
HRP Myrtle Beach Operations, LLC/HRP Myrtle Beach Capital Corp., Variable Rate, 0.00%, 4/1/12(4)(5)(6)	3,985	0

See notes to financial statements

21

High Income Opportunities Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Leisure (continued)

Live Nation Entertainment, Inc., Sr. Notes, 8.125%, 5/15/18(5)	$590	$610,650
MU Finance PLC, Sr. Notes, 8.375%, 2/1/17(5)	660	661,650
Royal Caribbean Cruises, Sr. Notes, 6.875%, 12/1/13	858	926,100
Royal Caribbean Cruises, Sr. Notes, 7.00%, 6/15/13	1,750	1,903,125
Royal Caribbean Cruises, Sr. Notes, 7.25%, 6/15/16	535	585,825
Royal Caribbean Cruises, Sr. Notes, 7.25%, 3/15/18	1,355	1,480,338
Universal City Development Partners, Ltd./UCDP Finance, Inc., 8.875%, 11/15/15	1,965	2,092,725
Universal City Development Partners, Ltd./UCDP Finance, Inc., 10.875%, 11/15/16	3,515	3,892,862

		$12,153,275

Machinery — 0.3%

Manitowoc Co., Inc. (The), 8.50%, 11/1/20	$2,625	$2,752,969

		$2,752,969

Metals / Mining — 4.1%

Arch Coal, Inc., 7.25%, 10/1/20	$925	$1,017,500
Arch Coal, Inc., Sr. Notes, 8.75%, 8/1/16	765	862,538
Cloud Peak Energy Resources, LLC / Cloud Peak Energy Finance Corp., 8.50%, 12/15/19	1,555	1,718,275
Consol Energy, Inc., 8.00%, 4/1/17(5)	1,630	1,793,000
Consol Energy, Inc., 8.25%, 4/1/20(5)	1,365	1,528,800
FMG Finance PTY, Ltd., 10.625%, 9/1/16(5)	6,510	9,634,800
FMG Resources PTY, Ltd., Sr. Notes, 7.00%, 11/1/15(5)	6,650	6,849,500
Murray Energy Corp., Sr. Notes, 10.25%, 10/15/15(5)	3,700	3,959,000
Novelis, Inc./GA, Sr. Notes, 11.50%, 2/15/15	785	914,525
Teck Resources, Ltd., Sr. Notes, 10.25%, 5/15/16	893	1,104,062
Teck Resources, Ltd., Sr. Notes, 10.75%, 5/15/19	4,370	5,590,978

		$34,972,978

Paper — 1.5%

ABI Escrow Corp., Sr. Notes, 10.25%, 10/15/18(5)	$1,990	$2,134,275
Boise Paper Holdings, LLC, 8.00%, 4/1/20	545	591,325
Boise Paper Holdings, LLC, Sr. Notes, 9.00%, 11/1/17	1,825	1,998,375
Domtar Corp., Sr. Notes, 10.75%, 6/1/17	2,300	2,895,125
Verso Paper Holdings, LLC/Verso Paper, Inc., 11.375%, 8/1/16	2,515	2,433,262
Verso Paper Holdings, LLC/Verso Paper, Inc., Sr. Notes, 9.125%, 8/1/14	2,225	2,302,875
Verso Paper Holdings, LLC/Verso Paper, Inc., Sr. Notes, Variable Rate, 4.216%, 8/1/14	245	221,113

		$12,576,350

Railroad — 0.2%

Kansas City Southern Mexico, Sr. Notes, 7.375%, 6/1/14	$1,150	$1,207,500
Kansas City Southern Mexico, Sr. Notes, 7.625%, 12/1/13	650	677,625

		$1,885,125

Restaurants — 0.4%

NPC International, Inc., Sr. Sub. Notes, 9.50%, 5/1/14	$3,380	$3,515,200

		$3,515,200

Services — 7.0%

Brickman Group Holdings, Inc., Sr. Notes, 9.125%, 11/1/18(5)	$550	$569,250
Education Management, LLC, Sr. Sub. Notes, 10.25%, 6/1/16	998	1,022,950
First Data Corp., (PIK), 10.55%, 9/24/15	3,158	2,684,512
Hertz Corp., 7.50%, 10/15/18(5)	205	212,175
Hertz Corp., 8.875%, 1/1/14	1,515	1,564,238
Hertz Corp., 10.50%, 1/1/16	625	667,969
Laureate Education, Inc., 10.00%, 8/15/15(5)	7,020	7,230,600
Laureate Education, Inc., 11.75%, 8/15/17(5)	3,930	4,244,400
Laureate Education, Inc., (PIK), 10.25%, 8/15/15(5)	11,291	11,677,902
MDC Partners, Inc., 11.00%, 11/1/16	2,200	2,453,000
MediMedia USA, Inc., Sr. Sub. Notes, 11.375%, 11/15/14(5)	2,575	2,227,375
Muzak, LLC/Muzak Finance, Sr. Notes, (PIK), 15.00%, 7/31/14	1,667	1,185,832
RSC Equipment Rental, Inc., 10.25%, 11/15/19	1,330	1,453,025
RSC Equipment Rental, Inc., Sr. Notes, 10.00%, 7/15/17(5)	3,290	3,693,025
ServiceMaster Co. (The), (PIK), 10.75%, 7/15/15(5)	910	980,525
Sitel LLC/Sitel Finance Corp., Sr. Notes, 11.50%, 4/1/18(5)	830	674,375
Ticketmaster Entertainment, Inc., 10.75%, 8/1/16	3,250	3,615,625
TransUnion LLC/TransUnion Financing Corp., 11.375%, 6/15/18(5)	2,040	2,361,300
Tutor Perini Corp., 7.625%, 11/1/18(5)	2,350	2,397,000
United Rentals North America, Inc., 7.75%, 11/15/13	1,055	1,066,869

See notes to financial statements

22

High Income Opportunities Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Services (continued)

United Rentals North America, Inc., 8.375%, 9/15/20	$2,660	$2,713,200
United Rentals North America, Inc., 10.875%, 6/15/16	2,345	2,685,025
West Corp., 9.50%, 10/15/14	2,165	2,278,662

		$59,658,834

Steel — 0.2%

AK Steel Corp., 7.625%, 5/15/20	$1,140	$1,192,725
RathGibson, Inc., Sr. Notes, 11.25%, 2/15/14(4)	5,225	53,295
United States Steel Corp., Sr. Notes, 7.375%, 4/1/20	680	713,150

		$1,959,170

Super Retail — 5.5%

Express, LLC/Express Finance Corp., 8.75%, 3/1/18	$4,300	$4,601,000
General Nutrition Center, Sr. Notes, (PIK), Variable Rate, 5.75%, 3/15/14	1,425	1,419,656
General Nutrition Center, Sr. Sub. Notes, 10.75%, 3/15/15	7,380	7,564,500
Limited Brands, Inc., 8.50%, 6/15/19	3,135	3,714,975
Michaels Stores, Inc., (0.00% until 11/1/11), 13.00%, 11/1/16	4,030	3,964,513
Michaels Stores, Inc., Sr. Notes, 7.75%, 11/1/18(5)	670	666,650
Neiman Marcus Group, Inc., (PIK), 9.00%, 10/15/15	4,284	4,498,072
Sally Holdings, LLC, Sr. Notes, 10.50%, 11/15/16	8,905	9,817,762
Toys “R” Us, 10.75%, 7/15/17	5,500	6,311,250
Toys “R” Us, Sr. Notes, 7.375%, 9/1/16(5)	1,760	1,841,400
Toys “R” Us Property Co., LLC, 8.50%, 12/1/17(5)	60	65,250
Yankee Acquisition Corp., 9.75%, 2/15/17	2,370	2,482,575

		$46,947,603

Technology — 2.6%

Advanced Micro Devices, Inc., 8.125%, 12/15/17	$1,005	$1,090,425
Advanced Micro Devices, Inc., Sr. Notes, 7.75%, 8/1/20(5)	700	745,500
Alliant Techsystems, Inc., 6.875%, 9/15/20	690	729,675
Avaya, Inc., Sr. Notes, 9.75%, 11/1/15	2,930	2,962,963
Avaya, Inc., Sr. Notes, (PIK), 10.125%, 11/1/15	4,533	4,583,556
Brocade Communications Systems, Inc., Sr. Notes, 6.625%, 1/15/18	680	727,600
Brocade Communications Systems, Inc., Sr. Notes, 6.875%, 1/15/20	855	923,400
SSI Investments II, Sr. Notes, 11.125%, 6/1/18(5)	3,020	3,397,500
SunGard Data Systems, Inc., Sr. Notes, 10.625%, 5/15/15	6,375	7,155,937

		$22,316,556

Telecommunications — 6.8%

Clearwire Communications, LLC/Clearwire Finance, Inc., Sr. Notes, 12.00%, 12/1/15(5)	$3,770	$4,203,550
Digicel Group, Ltd., Sr. Notes, 8.25%, 9/1/17(5)	1,175	1,241,094
Digicel Group, Ltd., Sr. Notes, 12.00%, 4/1/14(5)	1,940	2,281,925
Intelsat Bermuda, Ltd., 11.25%, 6/15/16	2,825	3,089,844
Intelsat Jackson Holdings, Ltd., 9.50%, 6/15/16	2,413	2,587,942
Intelsat Jackson Holdings, Ltd., 11.50%, 6/15/16	700	764,750
Intelsat Luxembourg SA, (PIK), 11.50%, 2/4/17	2,745	2,981,756
Intelsat SA, Sr. Notes, 6.50%, 11/1/13	1,485	1,503,562
Intelsat Subsidiary Holdings Co., Ltd., 8.875%, 1/15/15(5)	395	408,825
Nextel Communications, Inc., Series E, 6.875%, 10/31/13	815	825,188
NII Capital Corp., 8.875%, 12/15/19	3,235	3,615,112
NII Capital Corp., 10.00%, 8/15/16	2,740	3,120,175
SBA Telecommunications, Inc., 8.00%, 8/15/16	1,145	1,268,088
SBA Telecommunications, Inc., 8.25%, 8/15/19	765	864,450
Sprint Capital Corp., 6.875%, 11/15/28	1,115	1,056,463
Sprint Capital Corp., 6.90%, 5/1/19	5,080	5,219,700
Telesat Canada/Telesat, LLC, Sr. Notes, 11.00%, 11/1/15	8,040	9,065,100
Telesat Canada/Telesat, LLC, Sr. Sub. Notes, 12.50%, 11/1/17	4,060	4,811,100
Wind Acquisition Finance SA, 12.00%, 12/1/15(5)	2,530	2,694,450
Wind Acquisition Finance SA, Sr. Notes, 11.75%, 7/15/17(5)	3,680	4,213,600
Wind Acquisition Finance SA, Sr. Notes, (PIK), 12.25%, 7/15/17(5)	2,140	2,415,910

		$58,232,584

Textiles / Apparel — 0.7%

Oxford Industries, Inc., Sr. Notes, 11.375%, 7/15/15	$2,420	$2,764,850
Phillips-Van Heusen Corp., Sr. Notes, 7.75%, 11/15/23	2,780	3,086,136

		$5,850,986

Transportation Ex Air / Rail — 2.4%

AMGH Merger Sub, Inc., 9.25%, 11/1/18(5)	$830	$863,200
AWAS Aviation Capital, Ltd., Sr. Notes, 7.00%, 10/15/16(5)	2,440	2,452,725
CEVA Group PLC, Sr. Notes, 11.50%, 4/1/18(5)	2,815	3,012,050
CEVA Group PLC, Sr. Notes, 11.625%, 10/1/16(5)	2,065	2,245,687

See notes to financial statements

23

High Income Opportunities Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Transportation Ex Air / Rail (continued)

CHC Helicopter SA, Sr. Notes, 9.25%, 10/15/20(5)	$6,695	$7,029,750
Swift Transportation Co., Inc., Sr. Notes, 12.50%, 5/15/17(5)	1,490	1,549,600
Teekay Corp., Sr. Notes, 8.50%, 1/15/20	1,470	1,640,888
Western Express, Inc., 12.50%, 4/15/15(5)	2,000	1,920,000

		$20,713,900

Utilities — 1.7%

AES Eastern Energy, Series 99-A, 9.00%, 1/2/17	$1,943	$2,039,846
Calpine Construction Finance Co., Sr. Notes, 8.00%, 6/1/16(5)	3,315	3,605,062
NGC Corp., 7.625%, 10/15/26	3,205	1,939,025
NRG Energy, Inc., 8.25%, 9/1/20(5)	3,315	3,530,475
NRG Energy, Inc., Sr. Notes, 7.375%, 2/1/16	2,670	2,786,813
Reliant Energy, Inc., Sr. Notes, 7.625%, 6/15/14	370	374,625

		$14,275,846

Total Corporate Bonds & Notes
(identified cost $714,372,066)		$733,540,442

Convertible Bonds — 0.1%

Security	Shares	Value

Health Care — 0.1%

Kendle International, Inc., 3.375%, 7/15/12	955	$882,181

		$882,181

Total Convertible Bonds
(identified cost $908,136)		$882,181

Common Stocks — 3.6%

Security	Shares	Value

Building Materials — 0.3%

Panolam Holdings Co.(6)(7)	3,117	$2,478,358

		$2,478,358

Consumer Products — 0.0%(12)

HF Holdings, Inc.(6)(8)	13,600	$154,632

		$154,632

Energy — 0.1%

SemGroup Corp.(8)	16,378	$381,608

		$381,608

Gaming — 0.0%(12)

Fontainebleau Equity Holdings, Class A(6)(7)(8)	148,726	$1,487
Greektown Superholdings, Inc.(8)	892	69,576
Shreveport Gaming Holdings, Inc.(6)	4,858	87,444

		$158,507

Publishing / Printing — 0.0%(12)

Dex One Corp.(8)	7,886	$55,281

		$55,281

Services — 0.9%

Geo Group, Inc. (The)(8)	300,000	$7,695,000

		$7,695,000

Steel — 0.6%

RathGibson Acquisition Co., LLC(6)(7)(8)	233,000	$5,461,520

		$5,461,520

Super Retail — 1.0%

Express, Inc.(8)	244,500	$3,344,760
GameStop Corp., Class A(8)	200,000	3,932,000
GNC Acquisition Holdings, Class A(6)(7)(8)	108,818	1,403,752

		$8,680,512

Technology — 0.7%

Amkor Technology, Inc.(8)	800,000	$5,768,000

		$5,768,000

Total Common Stocks
(identified cost $27,464,685)		$30,833,418

See notes to financial statements

24

High Income Opportunities Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Convertible Preferred Stocks — 0.3%

Security	Shares		Value

Energy — 0.3%

Chesapeake Energy Corp., 4.50%	22,471		$2,049,580
Chesapeake Energy Corp., 5.00%(5)	6,292		505,720

			$2,555,300

Total Convertible Preferred Stocks
(identified cost $2,908,400)			$2,555,300

Preferred Stocks — 0.2%

Security	Shares/Units		Value

Diversified Financial Services — 0.1%

Citigroup Capital XIII, 7.875%	26,702		$707,603

			$707,603

Gaming — 0.0%(12)

Fontainebleau Resorts LLC (PIK)(6)(7)(8)	4,544		$45

			$45

Homebuilders / Real Estate — 0.1%

GGP Capital Trust I(5)(8)	3,000,000	(9)	$1,140,000

			$1,140,000

Services — 0.0%(12)

Muzak Holdings LLC, Variable Rate, (PIK), 10%(7)(8)	102,000		$178,490

			$178,490

Super Retail — 0.0%(12)

GNC Acquisition Holdings(6)(7)(8)	37,182		$242,055

			$242,055

Total Preferred Stocks
(identified cost $8,817,888)			$2,268,193

Miscellaneous — 0.1%

Security	Shares		Value

Cable / Satellite TV — 0.1%

Adelphia, Inc., Escrow Certificate(8)	3,555,000		$58,302
Adelphia, Inc., Escrow Certificate(8)	7,585,000		124,394
Adelphia Recovery Trust(8)	10,758,837		215,177

			$397,873

Total Miscellaneous
(identified cost $9,898,658)			$397,873

Warrants — 0.3%

Security	Shares		Value

Energy — 0.0%(12)

SemGroup Corp., Expires 11/30/14(8)	17,240		$105,595

			$105,595

Food / Beverage / Tobacco — 0.0%(12)

ASG Consolidated, LLC/ASG Finance, Inc., Expires 5/15/18(8)	1,610		$201,250

			$201,250

Gaming — 0.3%

Peninsula Gaming LLC, Convertible Preferred Membership Interests(6)(7)(8)	25,351		$2,148,261

			$2,148,261

Publishing / Printing — 0.0%(12)

Reader’s Digest Association, Inc. (The), Expires 2/14/19(6)(8)	17,588		$0

			$0

Total Warrants
(identified cost $172)			$2,455,106

See notes to financial statements

25

High Income Opportunities Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Short-Term Investments — 2.3%

	Interest
Security	(000’s Omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.22%(10)(11)	$19,485	$19,485,117

Total Short-Term Investments
(identified cost $19,485,117)		$19,485,117

Total Investments — 98.2%
(identified cost $835,706,581)		$836,528,793

Less Unfunded Loan Commitments — (0.2)%		$(1,770,000)

Net Investments — 98.0%
(identified cost $833,936,581)		$834,758,793

Other Assets — 2.0%		$17,400,486

Net Assets — 100.0%		$852,159,279

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

PIK - Payment In Kind

(1)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	This Senior Loan will settle after October 31, 2010, at which time the interest rate will be determined.

(3)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(4)	Defaulted security. Currently the issuer is in default with respect to interest and/or principal payments.

(5)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2010, the aggregate value of these securities is $312,371,310 or 36.7% of the Portfolio’s net assets.

(6)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(7)	Restricted security (see Note 5).

(8)	Non-income producing security.

(9)	Reflects stated liquidation amount.

(10)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2010.

(11)	Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio, an affiliated investment company, for the year ended October 31, 2010 was $22,824 and $0, respectively.

(12)	Amount is less than 0.05%.

See notes to financial statements

26

High Income Opportunities Portfolio as of October 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2010

Assets

Unaffiliated investments, at value (identified cost, $814,451,464)	$815,273,676
Affiliated investment, at value (identified cost, $19,485,117)	19,485,117
Cash	9,662
Restricted cash*	29,000
Interest and dividends receivable	17,701,556
Interest receivable from affiliated investment	2,182
Receivable for investments sold	8,835,069
Receivable for open swap contracts	664,399
Premium paid on open swap contracts	526,380

Total assets	$862,527,041

Liabilities

Payable for investments purchased	$8,832,413
Payable for open swap contracts	31,206
Payable for closed swap contracts	376,881
Premium received on open swap contracts	545,202
Payable to affiliates:
Investment adviser fee	396,460
Trustees’ fees	2,350
Accrued expenses	183,250

Total liabilities	$10,367,762

Net Assets applicable to investors’ interest in Portfolio	$852,159,279

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$850,703,874
Net unrealized appreciation	1,455,405

Total	$852,159,279

*	Represents restricted cash on deposit at the custodian as collateral for open swap contracts.

Statement of Operations

For the Year Ended
October 31, 2010

Investment Income

Interest and other income	$72,996,224
Dividends	175,503
Interest allocated from affiliated investments	26,411
Expenses allocated from affiliated investments	(3,587)

Total investment income	$73,194,551

Expenses

Investment adviser fee	$4,563,633
Trustees’ fees and expenses	27,486
Custodian fee	264,966
Legal and accounting services	110,138
Miscellaneous	54,804

Total expenses	$5,021,027

Deduct —
Reduction of custodian fee	$496

Total expense reductions	$496

Net expenses	$5,020,531

Net investment income	$68,174,020

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$18,863,955
Investment transactions allocated from affiliated investments	1,496
Swap contracts	646,942

Net realized gain	$19,512,393

Change in unrealized appreciation (depreciation) —
Investments	$53,673,283
Swap contracts	(102,096)

Net change in unrealized appreciation (depreciation)	$53,571,187

Net realized and unrealized gain	$73,083,580

Net increase in net assets from operations	$141,257,600

See notes to financial statements

27

High Income Opportunities Portfolio as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2010	October 31, 2009

From operations —
Net investment income	$68,174,020	$61,608,446
Net realized gain (loss) from investment transactions, swap contracts and foreign currency and forward foreign currency exchange contract transactions	19,512,393	(52,689,551)
Net change in unrealized appreciation (depreciation) from investments, swap contracts, foreign currency and forward foreign currency exchange contracts	53,571,187	190,325,398

Net increase in net assets from operations	$141,257,600	$199,244,293

Capital transactions —
Contributions	$104,640,446	$138,360,690
Withdrawals	(104,594,857)	(106,809,974)

Net increase in net assets from capital transactions	$45,589	$31,550,716

Net increase in net assets	$141,303,189	$230,795,009

Net Assets

At beginning of year	$710,856,090	$480,061,081

At end of year	$852,159,279	$710,856,090

See notes to financial statements

28

High Income Opportunities Portfolio as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended October 31,

	2010	2009	2008	2007	2006

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.64%	0.79%	0.70%	0.63%	0.59%
Net investment income	8.65%	11.34%	9.38%	8.33%	8.13%
Portfolio Turnover	79%	72%	48%	81%	62%

Total Return	19.52%	38.97%	(29.08)%	6.54%	11.66%

Net assets, end of year (000’s omitted)	$852,159	$710,856	$480,061	$872,268	$1,087,324

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

29

High Income Opportunities Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

High Income Opportunities Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2010, Eaton Vance High Income Opportunities Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Strategic Income Fund and Eaton Vance International (Cayman Islands) Strategic Income Fund held an interest of 53.2%, 17.4%, 17.8% and 2.8%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market

30

High Income Opportunities Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2010, the Portfolio had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the

31

High Income Opportunities Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no benefits from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Upfront payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.30% of the Portfolio’s average daily net assets up to $500 million, 0.275% from $500 million up to $1 billion and at reduced rates on daily net assets of $1 billion or more; plus 3.00% of the Portfolio’s daily gross income (i.e., income other than gains from the sale of securities) when daily net assets are less than $500 million, 2.75% when daily net assets are $500 million but less than $1 billion, and at reduced rates on daily net assets of $1 billion or more, and is payable monthly. Prior to its liquidation in February 2010, the portion of the adviser fee payable by Cash Management Portfolio, an affiliated investment company, on the Portfolio’s investment of cash therein was credited against the Portfolio’s investment adviser fee. The Portfolio currently invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2010, the Portfolio’s investment adviser fee totaled $4,565,024 of which $1,391 was allocated from Cash Management Portfolio and $4,563,633 was paid or accrued directly by the Portfolio. For the year ended October 31, 2010, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management Portfolio, was 0.58% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the

32

High Income Opportunities Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $631,768,560 and $607,618,249, respectively, for the year ended October 31, 2010.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$838,317,727

Gross unrealized appreciation	$67,978,593
Gross unrealized depreciation	(71,537,527)

Net unrealized depreciation	$(3,558,934)

5   Restricted Securities

At October 31, 2010, the Portfolio owned the following securities (representing 1.4% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

	Date of	Shares/
Description	Acquisition	Units	Cost		Value

Stocks, Miscellaneous and Warrants

GNC Acquisition Holdings, Class A	3/15/07	108,818	$544,090		$1,403,752
GNC Acquisition Holdings, Preferred	3/15/07	37,182	185,910		242,055
Fontainebleau Equity Holdings, Class A	6/1/07	148,726	1,784,712		1,487
Fontainebleau Resorts LLC (PIK), Preferred	6/1/07	4,544	4,544,460		45
Muzak Holdings LLC, Variable Rate, (PIK), Preferred	6/18/10	102,000	1,019,967		178,490
Panolam Holdings Co.	12/30/09	3,117	1,712,791		2,478,358
Peninsula Gaming LLC, Convertible Preferred Membership Interests	7/8/99	25,351	0	(1)	2,148,261
RathGibson Acquisition Co., LLC	6/14/10	233,000	1,236,540		5,461,520

Total Restricted Securities			$11,028,470		$11,913,968

(1)	Less than $0.50.

6   Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2010 is as follows:

Credit Default Swaps — Buy Protection

			Notional	Pay
			Amount	Annual		Net
	Reference	Credit	(000’s	Fixed	Termination	Unrealized
Counterparty	Entity	Rating*	omitted)	Rate	Date	Depreciation

Deutsche Bank	First Data Corp.	Caa1/B-	$3,000	5.00%(1)	9/20/15	$(31,206)

$(31,206)

33

High Income Opportunities Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

Credit Default Swaps — Sell Protection

			Notional	Receive
			Amount**	Annual		Net
	Reference	Credit	(000’s	Fixed	Termination	Unrealized
Counterparty	Entity	Rating*	omitted)	Rate	Date	Appreciation

Bank of America	Amkor Technology, Inc.	Ba3/BB-	$1,150	5.00%(1)	6/20/15	$61,438
Barclays Bank PLC	Amkor Technology, Inc.	Ba3/BB-	2,000	5.00(1)	6/20/15	152,465
Citigroup, Inc.	First Data Corp.	Caa1/B-	4,560	5.00(1)	12/20/10	101,952
Goldman Sachs Group, Inc.	Levi Strauss & Co.	B2/B+	1,700	5.00(1)	9/20/15	120,145
Goldman Sachs Group, Inc.	Levi Strauss & Co.	B2/B+	3,400	5.00(1)	9/20/15	228,399

						$664,399

*	Credit ratings are those of Moody’s Investors Service, Inc. and Standard & Poor’s Corp. The credit rating of the reference debt obligation (together with the unrealized appreciation or depreciation on the swap) are a representative measure of the current payment/performance risk of the credit default swap. A lower credit rating increases the probability of the occurrence of a credit event.

**	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2010, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $12,810,000.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

At October 31, 2010, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio enters into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which it may otherwise invest, or to enhance return.

The Portfolio enters into swap contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those swaps in a liability position. At October 31, 2010, the fair value of derivatives with credit-related contingent features in a net liability position was $31,206.

The non-exchange traded derivatives in which the Portfolio invests, including swap contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2010, the maximum amount of loss the Portfolio would incur due to counterparty risk was $664,399, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $348,544. Such amount would be reduced by any unamortized upfront payments received by the Portfolio. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is credit risk at October 31, 2010 was as follows:

	Fair Value

Derivative	Asset Derivative(1)	Liability Derivative(2)

Credit default swap contracts	$664,399	$(31,206)

(1)	Statement of Assets and Liabilities location: Receivable for open swap contracts.

(2)	Statement of Assets and Liabilities location: Payable for open swap contracts.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is credit risk for the year ended October 31, 2010 was as follows:

Change in
Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
Derivative	Income(1)	Income(2)

Credit default swap contracts	$646,942	$(102,096)

(1)	Statement of Operations location: Net realized gain (loss) – Swap contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Swap contracts.

The average notional amount of credit default swap contracts outstanding during the year ended October 31, 2010, which is indicative of the volume of this derivative type, was approximately $11,060,000.

7   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio

34

High Income Opportunities Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2010.

8   Credit Risk

The Portfolio regularly invests in lower rated and comparable quality unrated high yield securities. These investments have different risks than investments in debt securities rated investment grade and held by the Portfolio. Risk of loss upon default by the borrower is significantly greater with respect to such debt than with other debt securities because these securities are generally unsecured and are more sensitive to adverse economic conditions, such as recession or increasing interest rates, than are investment grade issuers.

9   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2010, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Senior Floating-Rate Interests (Less Unfunded Loan Commitments)	$—	$42,341,163	$—	$42,341,163
Corporate Bonds & Notes	—	730,100,206	3,440,236	733,540,442
Convertible Bonds	—	882,181	—	882,181
Common Stocks	21,176,649	69,576	9,587,193	30,833,418
Convertible Preferred Stocks	2,049,580	505,720	—	2,555,300
Preferred Stocks	707,603	1,318,490	242,100	2,268,193
Miscellaneous	—	397,873	—	397,873
Warrants	—	306,845	2,148,261	2,455,106
Short-Term Investments	—	19,485,117	—	19,485,117

Net Investments	$23,933,832	$795,407,171	$15,417,790	$834,758,793

Credit Default Swaps	$—	$664,399	$—	$664,399

Total	$23,933,832	$796,071,570	$15,417,790	$835,423,192

Liability Description

Credit Default Swaps	$—	$(31,206)	$—	$(31,206)

Total	$—	$(31,206)	$—	$(31,206)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investment
	in Corporate	Investment in	Investment in
	Bonds &	Common	Preferred	Investment in	Investment in
	Notes	Stocks	Stocks	Warrants	Miscellaneous	Total

Balance as of October 31, 2009	$621,378	$1,369,719	$224,996	$2,466,672	$464	$4,683,229
Realized gains (losses)	16,803	—	—	—	20,354	37,157
Change in net unrealized appreciation (depreciation)*	(558,277)	5,268,142	17,104	(318,411)	908	4,409,466
Net purchases (sales)	(570,803)	2,949,332	—	—	(21,726)	2,356,803
Accrued discount (premium)	—	—	—	—	—	—
Net transfers to (from) Level 3**	3,931,135	—	—	—	—	3,931,135

Balance as of October 31, 2010	$3,440,236	$9,587,193	$242,100	$2,148,261	$—	$15,417,790

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2010*	$(558,277)	$5,268,142	$17,104	$(318,411)	$—	$4,408,558

*	Amount is included in the related amount on investments in the Statement of Operations.
**Transfers are reflected at the value of the securities at the beginning of the period.

35

High Income Opportunities Portfolio as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of High Income Opportunities Portfolio:
We have audited the accompanying statement of assets and liabilities of High Income Opportunities Portfolio (“the Portfolio”), including the portfolio of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2010, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of High Income Opportunities Portfolio as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 20, 2010

36

Eaton Vance High Income Opportunities Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

37

Eaton Vance High Income Opportunities Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of High Income Opportunities Portfolio (the “Portfolio”), the portfolio in which Eaton Vance High Income Opportunities Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in high-yield debt. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

38

Eaton Vance High Income Opportunities Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of comparable funds identified by an independent data provider as well as a peer group of similarly managed funds and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2009 and December 31, 2009 for the Fund. In considering the Fund’s longer-term performance record, the Board noted that the Fund’s performance had improved relative to its peers in recent periods. On the basis of the foregoing and other relevant information provided by the Adviser in response to inquiries from the Contract Review Committee, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Portfolio and by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the fund complex level.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

39

Eaton Vance High Income Opportunities Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and High Income Opportunities Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 184 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	184	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	184	None

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	184	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Since 2003	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	184	None

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	184	None

40

Eaton Vance High Income Opportunities Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	184	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	184	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	184	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

William H. Ahern, Jr. 1959	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

John R. Baur 1970	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto was an Account Team Representative in Singapore for Applied Materials Inc. Officer of 37 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 1967	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Officer of 49 registered investment companies managed by EVM or BMR.

Michael A. Cirami 1975	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 1963	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 96 registered investment companies managed by EVM or BMR.

John H. Croft 1962	Vice President of the Trust	Since 2010	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 1972	Vice President of the Trust	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Thomas P. Huggins 1966	Vice President of the Portfolio	Since 2000	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

41

Eaton Vance High Income Opportunities Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Christine M. Johnston 1972	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Aamer Khan 1960	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas H. Luster 1962	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 1961	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 33 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 1957	Vice President of the Trust	Since 2001	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Judith A. Saryan 1954	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Susan Schiff 1961	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Thomas Seto 1962	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

David M. Stein 1951	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

Eric A. Stein 1980	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Originally joined EVM in July 2002. Prior to re-joining EVM in September 2008, Mr. Stein worked at the Federal Reserve Bank of New York (2007-2008) and attended business school in Chicago, Illinois. Officer of 34 registered investment companies managed by EVM or BMR.

Dan R. Strelow 1959	Vice President of the Trust	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 33 registered investment companies managed by EVM or BMR.

Mark S. Venezia 1949	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Adam A. Weigold 1975	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 73 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 1961	President of the Portfolio	Since 2002	Vice President of EVM and BMR. Officer of 26 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

42

Eaton Vance High Income Opportunities Fund

MANAGEMENT AND ORGANIZATION CONT’D

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Fund (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

43

This Page Intentionally Left Blank

Investment Adviser of High Income Opportunities Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance High Income Opportunities Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance High Income Opportunities Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus, if available. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus, if available, contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

446-12/10	HISRC

Eaton Vance
Investment Managers

Annual Report October 31, 2010

EATON VANCE INTERNATIONAL EQUITY FUND

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e. fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance International Equity Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions

Edward R. Allen, III, CFA
Eagle Global Advisors
Co-Portfolio Manager

Thomas N. Hunt, III, CFA
Eagle Global Advisors
Co-Portfolio Manager
•	In a year characterized by dramatic starts and stops, international equity markets posted solid gains for the 12 months ending October 31, 2010. Following a positive start to the year, investor concerns — including European sovereign risk contagion, credit tightening in China and the impact of the Gulf of Mexico oil spill — blunted global markets’ progress during the April-June period as many investors reduced their exposure to risk-sensitive assets and returned to the sidelines. Even a $1 trillion EU loan package was not enough to calm pessimistic sentiment, as fears of a double-dip recession began to appear. Europe suffered the worst during this period; Asia-Pacific markets fared somewhat better; and emerging markets, as a whole, outperformed developed markets but still recorded losses.

•	The July-September period brought yet another change of direction, however, as international stocks rebounded on strengthening economic data and attractive valuations. The sovereign debt situation in southern Europe began to improve, as did the standing of the euro and other currencies versus the U.S. dollar. Emerging market growth stocks had the strongest performance; according to International Monetary Fund estimates, emerging market economies were expected to grow at 7.1% in 2010, versus a rate of 2.7% in developed countries. During the third quarter, capital raised in emerging markets amounted to $138 billion, twice that of developed markets.

•	For the 12-month period ending October 31, 2010, the MSCI Europe, Australasia, Far East (MSCI EAFE) Index advanced 8.36%, the MSCI All-Country Asia-Pacific Index returned 13.66%, and the MSCI Emerging Markets Index gained 23.56%.
Management Discussion
•	Against this backdrop, the Fund[1] posted positive returns, but underperformed its benchmark, the MSCI EAFE Index (the Index),[2] for the year ending October 31, 2010. Within the Index, materials, industrials, consumer staples and consumer discretionary contributed the most to returns for the year, while financials and energy detracted.

•	The European sovereign debt crisis that spread contagion into emerging markets in the first half of 2010 had a negative impact on the Fund’s performance. In particular, the Fund’s allocation to Czech Republic and Poland hurt results. While emerging markets did outperform later in the period and make a positive contribution to performance from a country
Total Return Performance
10/31/09 – 10/31/10

Class A4	4.88%
Class C4	4.09
Class I4	5.19
MSCI EAFE Index[2,3]	8.36
Lipper International Large-Cap Core Funds Average[2]	10.34
See page 3 for more performance information.

1	The Fund currently invests in a separate registered investment company, International Equity Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

2	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index returns reflect dividends net of any applicable foreign withholding taxes. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

3	Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

4	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered at net asset value. During the period, Class A and Class I shares were subject to a 1.00% redemption fee if redeemed or exchanged within 90 days of settlement of purchase. Effective January 1, 2011, Class A and Class I will no longer be subject to a redemption fee. Absent an allocation of certain expenses to the investment adviser and sub-adviser of the Portfolio and the administrator of the Fund, the returns would be lower.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1

Eaton Vance International Equity Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
allocation perspective, the Fund’s performance was hampered by security selection. Brazil, the Fund’s largest emerging market country, performed poorly for the Fund, primarily due to an energy holding which underperformed, but the country also lagged emerging markets overall after prior year outperformance.
•	In developed markets, the Fund’s underweight relative to the Index in the outperforming U.K. was a drag on performance, as was a lack of exposure to Australia. Exposure to Greece earlier in the year was a detriment to performance due to the sovereign debt crisis and austerity measures. Overweight allocations in top-performing Singapore and Hong Kong benefited the Fund, as well as underweights in Japan and France. Stock selection in Japan and in Switzerland also helped.
•	A relative overweighting and stock selection in the energy sector, as well as Fund holdings in the consumer discretionary and utilities sectors, detracted from performance. Stock selection in health care, materials and information technology, on the other hand, made positive contributions to returns.
Sector Weightings1

By net assets
Portfolio Composition
Global Allocation1

By net assets
Top 10 Holdings2

By net assets

Novartis AG ADR	4.2%
Keppel Corp., Ltd. ADR	4.0
British American Tobacco PLC ADR	3.7
Nestle SA ADR	3.3
BOC Hong Kong Holdings, Ltd.	2.9
FUJIFILM Holdings Corp.	2.8
Vale SA ADR	2.8
DBS Group Holdings, Ltd. ADR	2.8
Turkcell Iletisim Hizmetleri AS ADR	2.4
Canon, Inc.	2.2

[1]	As a percentage of the Portfolio’s net assets as of 10/31/10. Excludes cash equivalents.

[2]	Top 10 Holdings represented 31.1% of the Portfolio’s net assets as of 10/31/10. Excludes cash equivalents.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance International Equity Fund as of October 31, 2010
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the MSCI EAFE Index, an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the MSCI EAFE Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class C	Class I
Share Class Symbol	EAIEX	ECIEX	EIIEX

Average Annual Total Returns (at net asset value)
One Year	4.88%	4.09%	5.19%
Life of Fund†	-1.82	-2.56	-1.62
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-1.10%	3.09%	5.19%
Life of Fund†	-3.12	-2.56	-1.62

†	Inception Dates — Class A, Class C and Class I: 5/31/06

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered at net asset value. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class C reflect a 1% CDSC for the first year. During the period, Class A and Class I shares were subject to a 1.00% redemption fee if redeemed or exchanged within 90 days of settlement of purchase. Effective January 1, 2011, Class A and Class I will no longer be subject to a redemption fee. Absent an allocation of certain expenses to the investment adviser and sub-adviser of the Portfolio and the administrator of the Fund, the returns would be lower.

Total Annual
Operating Expenses[2]	Class A	Class C	Class I

Gross Expense Ratio	2.35%	3.10%	2.10%
Net Expense Ratio	1.50	2.25	1.25

[2]	Source: Prospectus dated 3/1/10. Net Expense Ratio reflects a contractual expense limitation that continues through February 28, 2011. Thereafter, the expense limitation may be changed or terminated at any time. Without this expense limitation, performance would have been lower.

*	Source: MSCI. Class A of the Fund commenced investment operations on 5/31/06.

A $10,000 hypothetical investment at net asset value in Class C and Class I shares on 5/31/06 (commencement of operations) would have been valued at $8,918 and $9,302, respectively, on 10/31/10. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index returns reflect dividends net of any applicable foreign witholding taxes.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance International Equity Fund as of October 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 – October 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance International Equity Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/10)	(10/31/10)	(5/1/10 – 10/31/10)

Actual
Class A	$1,000.00	$1,028.30	$7.67	**
Class C	$1,000.00	$1,025.10	$11.48	**
Class I	$1,000.00	$1,029.40	$6.39	**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.60	$7.63	**
Class C	$1,000.00	$1,013.90	$11.42	**
Class I	$1,000.00	$1,018.90	$6.36	**

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50% for Class A shares, 2.25% for Class C shares and 1.25% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2010. The Example reflects expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

4

Eaton Vance International Equity Fund as of October 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2010

Assets

Investment in International Equity Portfolio, at value (identified cost, $19,261,753)	$22,210,745
Receivable for Fund shares sold	143,260
Receivable from affiliates	9,525

Total assets	$22,363,530

Liabilities

Payable for Fund shares redeemed	$20,924
Payable to affiliates:
Distribution and service fees	3,157
Trustees’ fees	42
Accrued expenses	39,844

Total liabilities	$63,967

Net Assets	$22,299,563

Sources of Net Assets

Paid-in capital	$29,462,790
Accumulated net realized loss from Portfolio	(10,343,100)
Accumulated undistributed net investment income	230,881
Net unrealized appreciation from Portfolio	2,948,992

Total	$22,299,563

Class A Shares

Net Assets	$6,011,889
Shares Outstanding	689,783
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.72
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$9.25

Class C Shares

Net Assets	$2,164,975
Shares Outstanding	252,180
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.59

Class I Shares

Net Assets	$14,122,699
Shares Outstanding	1,616,115
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.74

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2010

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $53,497)	$549,197
Interest allocated from Portfolio	2,035
Expenses allocated from Portfolio	(280,641)

Total investment income from Portfolio	$270,591

Expenses

Distribution and service fees
Class A	$16,348
Class C	22,235
Trustees’ fees and expenses	500
Custodian fee	7,545
Transfer and dividend disbursing agent fees	23,365
Legal and accounting services	23,754
Printing and postage	13,059
Registration fees	43,747
Miscellaneous	9,654

Total expenses	$160,207

Deduct —
Allocation of expenses to affiliates	$121,192

Total expense reductions	$121,192

Net expenses	$39,015

Net investment income	$231,576

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$(1,193,183)
Foreign currency transactions	(3,670)

Net realized loss	$(1,196,853)

Change in unrealized appreciation (depreciation) —
Investments	$1,966,156
Foreign currency	2,666

Net change in unrealized appreciation (depreciation)	$1,968,822

Net realized and unrealized gain	$771,969

Net increase in net assets from operations	$1,003,545

See notes to financial statements

5

Eaton Vance International Equity Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2010	October 31, 2009

From operations —
Net investment income	$231,576	$382,852
Net realized loss from investment and foreign currency transactions	(1,196,853)	(6,034,633)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	1,968,822	9,216,077

Net increase in net assets from operations	$1,003,545	$3,564,296

Distributions to shareholders —
From net investment income
Class A	$(110,879)	$(102,504)
Class C	(22,008)	(16,956)
Class I	(223,702)	(215,009)

Total distributions to shareholders	$(356,589)	$(334,469)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$2,178,955	$4,351,169
Class C	667,362	1,473,441
Class I	5,888,457	3,743,567
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	102,611	89,161
Class C	17,845	13,088
Class I	168,860	121,258
Cost of shares redeemed
Class A	(3,551,773)	(3,131,274)
Class C	(685,184)	(1,015,594)
Class I	(4,353,177)	(4,220,883)
Redemption fees	5,303	5,247

Net increase in net assets from Fund share transactions	$439,259	$1,429,180

Net increase in net assets	$1,086,215	$4,659,007

Net Assets

At beginning of year	$21,213,348	$16,554,341

At end of year	$22,299,563	$21,213,348

Accumulated undistributed net investment income included in net assets

At end of year	$230,881	$350,864

See notes to financial statements

6

Eaton Vance International Equity Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended October 31,
						Period Ended
	2010	2009	2008	2007		October 31, 2006(1)

Net asset value — Beginning of period	$8.440	$7.260	$14.200	$10.650		$10.000

Income (Loss) From Operations

Net investment income (loss)(2)	$0.081	$0.136	$0.209	$0.468	(3)	$(0.003)
Net realized and unrealized gain (loss)	0.329	1.177	(6.901)	3.119		0.653

Total income (loss) from operations	$0.410	$1.313	$(6.692)	$3.587		$0.650

Less Distributions

From net investment income	$(0.132)	$(0.135)	$(0.249)	$(0.038)		$—

Total distributions	$(0.132)	$(0.135)	$(0.249)	$(0.038)		$—

Redemption fees(2)	$0.002	$0.002	$0.001	$0.001		$0.000	(4)

Net asset value — End of period	$8.720	$8.440	$7.260	$14.200		$10.650

Total Return(5)	4.88%	18.47%	(47.91)%	33.78%		6.50	%(6)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$6,012	$7,132	$5,084	$4,124		$430
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(7)(8)	1.50%	1.50%	1.50%	1.50%		1.51	%(9)
Expenses after custodian fee reduction(7)(8)	1.50%	1.50%	1.50%	1.50%		1.50	%(9)
Net investment income (loss)	0.92%	1.92%	1.80%	3.82	%(3)	(0.08	)%(9)
Portfolio Turnover of the Portfolio	47%	61%	35%	21%		1	%(6)

(1)	For the period from the start of business, May 31, 2006, to October 31, 2006.

(2)	Computed using average shares outstanding.

(3)	Net investment income per share reflects a dividend resulting from a corporate action allocated from the Portfolio which amounted to $0.342 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 1.02%.

(4)	Amount represents less than $0.0005.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(6)	Not annualized.

(7)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(8)	The investment adviser of the Portfolio waived all or a portion of its investment adviser fee and/or the investment adviser and administrator subsidized certain operating expenses (equal to 0.54%, 0.85%, 0.56%, 1.17% and 19.97% of average daily net assets for the years ended October 31, 2010, 2009, 2008 and 2007 and the period ended October 31, 2006, respectively). A portion of the waiver and subsidy was borne by the sub-adviser of the Portfolio. Absent the waiver and/or subsidy, total return would be lower.

(9)	Annualized.

See notes to financial statements

7

Eaton Vance International Equity Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended October 31,
						Period Ended
	2010	2009	2008	2007		October 31, 2006(1)

Net asset value — Beginning of period	$8.330	$7.160	$14.060	$10.620		$10.000

Income (Loss) From Operations

Net investment income (loss)(2)	$0.017	$0.080	$0.130	$0.338	(3)	$(0.037)
Net realized and unrealized gain (loss)	0.322	1.162	(6.829)	3.127		0.657

Total income (loss) from operations	$0.339	$1.242	$(6.699)	$3.465		$0.620

Less Distributions

From net investment income	$(0.081)	$(0.074)	$(0.202)	$(0.026)		$—

Total distributions	$(0.081)	$(0.074)	$(0.202)	$(0.026)		$—

Redemption fees(2)	$0.002	$0.002	$0.001	$0.001		$0.000	(4)

Net asset value — End of period	$8.590	$8.330	$7.160	$14.060		$10.620

Total Return(5)	4.09%	17.57%	(48.33)%	32.79%		6.20	%(6)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$2,165	$2,122	$1,350	$1,200		$170
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(7)(8)	2.25%	2.25%	2.25%	2.25%		2.26	%(9)
Expenses after custodian fee reduction(7)(8)	2.25%	2.25%	2.25%	2.25%		2.25	%(9)
Net investment income (loss)	0.21%	1.13%	1.12%	2.78	%(3)	(0.87	)%(9)
Portfolio Turnover of the Portfolio	47%	61%	35%	21%		1	%(6)

(1)	For the period from the start of business, May 31, 2006, to October 31, 2006.

(2)	Computed using average shares outstanding.

(3)	Net investment income per share reflects a dividend resulting from a corporate action allocated from the Portfolio which amounted to $0.290 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 0.39%.

(4)	Amount represents less than $0.0005.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(6)	Not annualized.

(7)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(8)	The investment adviser of the Portfolio waived all or a portion of its investment adviser fee and/or the investment adviser and administrator subsidized certain operating expenses (equal to 0.54%, 0.85%, 0.56%, 1.17% and 19.97% of average daily net assets for the years ended October 31, 2010, 2009, 2008 and 2007 and the period ended October 31, 2006, respectively). A portion of the waiver and subsidy was borne by the sub-adviser of the Portfolio. Absent the waiver and/or subsidy, total return would be lower.

(9)	Annualized.

See notes to financial statements

8

Eaton Vance International Equity Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended October 31,
						Period Ended
	2010	2009	2008	2007		October 31, 2006(1)

Net asset value — Beginning of period	$8.460	$7.290	$14.240	$10.660		$10.000

Income (Loss) From Operations

Net investment income(2)	$0.095	$0.175	$0.246	$0.416	(3)	$0.037
Net realized and unrealized gain (loss)	0.331	1.150	(6.934)	3.206		0.623

Total income (loss) from operations	$0.426	$1.325	$(6.688)	$3.622		$0.660

Less Distributions

From net investment income	$(0.148)	$(0.157)	$(0.263)	$(0.043)		$—

Total distributions	$(0.148)	$(0.157)	$(0.263)	$(0.043)		$—

Redemption fees(2)	$0.002	$0.002	$0.001	$0.001		$0.000	(4)

Net asset value — End of period	$8.740	$8.460	$7.290	$14.240		$10.660

Total Return(5)	5.19%	18.48%	(47.79)%	34.09%		6.60	%(6)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$14,123	$11,960	$10,120	$9,787		$2,726
Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(7)(8)	1.25%	1.25%	1.25%	1.25%		1.26	%(9)
Expenses after custodian fee reduction(7)(8)	1.25%	1.25%	1.25%	1.25%		1.25	%(9)
Net investment income	1.21%	2.44%	2.12%	3.43	%(3)	0.87	%(9)
Portfolio Turnover of the Portfolio	47%	61%	35%	21%		1	%(6)

(1)	For the period from the start of business, May 31, 2006, to October 31, 2006.

(2)	Computed using average shares outstanding.

(3)	Net investment income per share reflects a dividend resulting from a corporate action allocated from the Portfolio which amounted to $0.241 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 1.44%.

(4)	Amount represents less than $0.0005.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(6)	Not annualized.

(7)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(8)	The investment adviser of the Portfolio waived all or a portion of its investment adviser fee and/or the investment adviser and administrator subsidized certain operating expenses (equal to 0.54%, 0.85%, 0.56%, 1.17% and 19.97% of average daily net assets for the years ended October 31, 2010, 2009, 2008 and 2007 and the period ended October 31, 2006, respectively). A portion of the waiver and subsidy was borne by the sub-adviser of the Portfolio. Absent the waiver and/or subsidy, total return would be lower.

(9)	Annualized.

See notes to financial statements

9

Eaton Vance International Equity Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance International Equity Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in International Equity Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (67.5% at October 31, 2010). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2010, the Fund, for federal income tax purposes, had a capital loss carryforward of $10,130,160 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2014 ($7,211), October 31, 2015 ($65,592), October 31, 2016 ($2,978,887), October 31, 2017 ($5,891,996) and October 31, 2018 ($1,186,474).

As of October 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for

10

Eaton Vance International Equity Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Class A or Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2010 and October 31, 2009 was as follows:

	Year Ended October 31,
	2010	2009

Distributions declared from:
Ordinary income	$356,589	$334,469

During the year ended October 31, 2010, accumulated net realized loss was increased by $5,030 and accumulated undistributed net investment income was increased by $5,030 due to differences between book and tax accounting, primarily for foreign currency gain (loss) and investments in passive foreign investment companies (PFICs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$306,453
Capital loss carryforward	$(10,130,160)
Net unrealized appreciation	$2,660,480

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to partnership allocations, foreign currency transactions and investments in PFICs.

3   Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM and the sub-adviser of the Portfolio, Eagle Global Advisors, L.L.C. (Eagle), have agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.50%, 2.25% and 1.25% annually of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2011. Pursuant to this agreement, EVM and Eagle were allocated $60,596 and $60,596, respectively, of the Fund’s operating expenses for the year ended October 31, 2010. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2010, EVM earned $990 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $4,017 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2010. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

11

Eaton Vance International Equity Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2010 amounted to $16,348 for Class A shares. The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class C Plan requires the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class C, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by Class C. For the year ended October 31, 2010, the Fund paid or accrued to EVD $16,676 for Class C shares representing 0.75% of the average daily net assets of Class C shares. At October 31, 2010, the amount of Uncovered Distribution Charges of EVD calculated under the Class C Plan was approximately $123,000. The Class C Plan also authorizes the Fund to make payments of service fees to EVD, financial intermediaries and other persons equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2010 amounted to $5,559 for Class C shares.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class C Plan. CDSCs received on Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2010, the Fund was informed that EVD received approximately $200 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6   Investment Transactions

For the year ended October 31, 2010, increases and decreases in the Fund’s investment in the Portfolio aggregated $16,921,780 and $15,698,811, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2010	2009

Sales	258,495	591,541
Issued to shareholders electing to receive payments of distributions in Fund shares	11,781	12,576
Redemptions	(425,611)	(459,187)

Net increase (decrease)	(155,335)	144,930

	Year Ended October 31,
Class C	2010	2009

Sales	79,348	212,921
Issued to shareholders electing to receive payments of distributions in Fund shares	2,065	1,859
Redemptions	(84,005)	(148,630)

Net increase (decrease)	(2,592)	66,150

	Year Ended October 31,
Class I	2010	2009

Sales	699,618	548,241
Issued to shareholders electing to receive payments of distributions in Fund shares	19,365	17,103
Redemptions	(517,275)	(540,126)

Net increase	201,708	25,218

For the years ended October 31, 2010 and October 31, 2009, the Fund received $5,303 and $5,247, respectively, in redemption fees.

12

Eaton Vance International Equity Fund as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance International Equity Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance International Equity Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from the start of business, May 31, 2006, to October 31, 2006. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance International Equity Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and the period from the start of business, May 31, 2006, to October 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 14, 2010

13

Eaton Vance International Equity Fund as of October 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income. The Fund designates approximately $478,547, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit. The Fund paid foreign taxes of $52,640 and recognized foreign source income of $602,694.

14

International Equity Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS

Common Stocks — 100.2%

Security	Shares	Value

Automobiles — 4.2%

Bayerische Motoren Werke AG	4,600	$329,691
Fiat SpA	12,800	216,758
Honda Motor Co., Ltd. ADR	13,300	479,199
Nissan Motor Co., Ltd.	41,000	360,341

		$1,385,989

Beverages — 3.2%

Anheuser-Busch InBev NV ADR	5,300	$333,370
Central European Distribution Corp.(1)	14,800	369,556
Fomento Economico Mexicano SA de CV ADR	6,700	367,897

		$1,070,823

Building Products — 0.8%

Wienerberger AG(1)	14,820	$249,406

		$249,406

Capital Markets — 1.6%

3i Group PLC	40,000	$192,155
UBS AG(1)	19,400	329,558

		$521,713

Chemicals — 3.1%

Agrium, Inc.	6,900	$610,719
BASF SE	5,800	421,726

		$1,032,445

Commercial Banks — 15.9%

Banco Bradesco SA ADR	17,100	$355,680
Barclays PLC	128,000	562,489
BNP Paribas	9,600	702,197
BOC Hong Kong Holdings, Ltd.	300,000	941,628
DBS Group Holdings, Ltd. ADR	21,300	916,965
HSBC Holdings PLC	30,000	312,229
Industrial & Commercial Bank of China, Ltd., Class H	400,000	323,157
KBC Groep NV(1)	7,300	317,873
Societe Generale	9,500	569,663
Turkiye Is Bankasi	54,063	239,382

		$5,241,263

Consumer Finance — 1.2%

ORIX Corp.	4,500	$409,892

		$409,892

Diversified Telecommunication Services — 2.9%

Koninklijke KPN NV	21,000	$350,725
Telefonica SA	22,300	602,602

		$953,327

Electric Utilities — 0.9%

Hongkong Electric Holdings, Ltd.	45,000	$284,916

		$284,916

Electrical Equipment — 1.2%

ABB, Ltd. ADR(1)	19,000	$393,110

		$393,110

Electronic Equipment, Instruments & Components — 3.9%

FUJIFILM Holdings Corp.	27,800	$927,453
Hon Hai Precision Industry Co., Ltd.	90,160	340,988

		$1,268,441

Energy Equipment & Services — 1.5%

OAO TMK GDR(1)	25,800	$506,865

		$506,865

Food Products — 4.8%

Nestle SA ADR	20,100	$1,102,485
Unilever PLC	17,000	490,117

		$1,592,602

Hotels, Restaurants & Leisure — 1.5%

Carnival PLC	5,100	$220,347
InterContinental Hotels Group PLC	14,400	278,109

		$498,456

Household Durables — 1.7%

Desarrolladora Homex SAB de CV ADR(1)	16,400	$550,712

		$550,712

See notes to financial statements

15

International Equity Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Household Products — 1.2%

Henkel AG & Co. KGaA	7,800	$386,539

		$386,539

Industrial Conglomerates — 7.0%

Cookson Group PLC(1)	61,000	$503,593
Keppel Corp., Ltd. ADR	85,700	1,319,780
Siemens AG ADR	4,300	491,533

		$2,314,906

Insurance — 2.4%

AXA SA ADR	14,300	$260,689
Swiss Reinsurance Co., Ltd.	3,500	168,165
Zurich Financial Services AG	1,500	367,076

		$795,930

Machinery — 1.6%

Volvo AB(1)	38,900	$526,640

		$526,640

Media — 1.4%

Focus Media Holding, Ltd. ADR(1)	19,200	$475,200

		$475,200

Metals & Mining — 5.9%

Anglo American PLC ADR	21,863	$508,315
Thompson Creek Metals Co., Inc.(1)	42,200	508,088
Vale SA ADR	32,100	922,233

		$1,938,636

Office Electronics — 2.2%

Canon, Inc.	15,400	$708,912

		$708,912

Oil, Gas & Consumable Fuels — 8.1%

BP PLC ADR	4,200	$171,486
CNOOC, Ltd.	173,000	360,276
Petroleo Brasileiro SA ADR	20,200	630,038
Rosneft Oil Co. GDR(1)	69,300	482,198
Statoil ASA ADR	15,191	331,620
Total SA ADR	12,700	691,896

		$2,667,514

Pharmaceuticals — 10.0%

AstraZeneca PLC ADR	12,000	$605,520
Genomma Lab Internacional SAB de CV(1)	90,000	193,950
GlaxoSmithKline PLC ADR	13,800	538,752
Novartis AG ADR	23,600	1,367,620
Novo Nordisk A/S, Class B	1,800	189,003
Sanofi-Aventis	5,500	385,339

		$3,280,184

Real Estate Management & Development — 0.8%

Raven Russia, Ltd.	324,251	$269,701

		$269,701

Specialty Retail — 1.2%

Kingfisher PLC	103,000	$392,388

		$392,388

Tobacco — 3.7%

British American Tobacco PLC ADR	16,100	$1,227,303

		$1,227,303

Trading Companies & Distributors — 2.7%

Mitsubishi Corp.	9,000	$216,177
Mitsui & Co., Ltd.	42,000	660,551

		$876,728

Wireless Telecommunication Services — 3.6%

Turkcell Iletisim Hizmetleri AS ADR	44,400	$796,092
Vodafone Group PLC ADR	13,800	379,638

		$1,175,730

Total Common Stocks
(identified cost $28,290,566)		$32,996,271

See notes to financial statements

16

International Equity Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Short-Term Investments — 0.1%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.22%(2)(3)	$38	$37,611

Total Short-Term Investments
(identified cost $37,611)		$37,611

Total Investments — 100.3%
(identified cost $28,328,177)		$33,033,882

Other Assets, Less Liabilities — (0.3)%		$(111,542)

Net Assets — 100.0%		$32,922,340

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

(1)	Non-income producing security.

(2)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2010.

(3)	Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio, an affiliated investment company, for the year ended October 31, 2010 was $2,157 and $0, respectively.

Country Concentration of Portfolio

	Percentage
Country	of Net Assets	Value

United Kingdom	19.4%	$6,382,441
Japan	11.4	3,762,525
Switzerland	11.3	3,728,014
France	7.9	2,609,784
Singapore	6.8	2,236,745
Brazil	5.8	1,907,951
Germany	5.0	1,629,489
Russia	3.8	1,258,764
Hong Kong	3.7	1,226,544
China	3.5	1,158,633
Canada	3.4	1,118,807
Mexico	3.4	1,112,559
Turkey	3.1	1,035,474
Belgium	2.0	651,243
Spain	1.8	602,602
Sweden	1.6	526,640
Poland	1.1	369,556
Netherlands	1.1	350,725
Taiwan	1.0	340,988
Norway	1.0	331,620
Austria	0.8	249,406
Italy	0.7	216,758
Denmark	0.6	189,003
United States	0.1	37,611

Total Investments	100.3%	$33,033,882

See notes to financial statements

17

International Equity Portfolio as of October 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2010

Assets

Unaffiliated investments, at value (identified cost, $28,290,566)	$32,996,271
Affiliated investment, at value (identified cost, $37,611)	37,611
Dividends receivable	51,667
Interest receivable from affiliated investment	7
Receivable for investments sold	547,629
Tax reclaims receivable	79,598

Total assets	$33,712,783

Liabilities

Demand note payable	$700,000
Payable to affiliates:
Investment adviser fee	35,185
Trustees’ fees	129
Accrued expenses	55,129

Total liabilities	$790,443

Net Assets applicable to investors’ interest in Portfolio	$32,922,340

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$28,212,061
Net unrealized appreciation	4,710,279

Total	$32,922,340

Statement of Operations

For the Year Ended
October 31, 2010

Investment Income

Dividends (net of foreign taxes, $79,154)	$813,653
Interest income allocated from affiliated investments	3,015
Expenses allocated from affiliated investments	(858)

Total investment income	$815,810

Expenses

Investment adviser fee	$331,838
Trustees’ fees and expenses	1,592
Custodian fee	49,942
Legal and accounting services	40,956
Stock dividend tax	626
Miscellaneous	3,005

Total expenses	$427,959

Deduct —
Reduction of custodian fee	$2
Allocation of expenses to affiliates	11,706

Total expense reductions	$11,708

Net expenses	$416,251

Net investment income	$399,559

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(1,689,850)
Investment transactions allocated from affiliated investments	(187)
Foreign currency transactions	(5,371)

Net realized loss	$(1,695,408)

Change in unrealized appreciation (depreciation) —
Investments	$2,745,007
Foreign currency	3,971

Net change in unrealized appreciation (depreciation)	$2,748,978

Net realized and unrealized gain	$1,053,570

Net increase in net assets from operations	$1,453,129

See notes to financial statements

18

International Equity Portfolio as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2010	October 31, 2009

From operations —
Net investment income	$399,559	$626,944
Net realized loss from investment and foreign currency transactions	(1,695,408)	(8,780,286)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	2,748,978	13,458,356

Net increase in net assets from operations	$1,453,129	$5,305,014

Capital transactions —
Contributions	$19,000,015	$9,904,124
Withdrawals	(18,213,363)	(10,031,643)

Net increase (decrease) in net assets from capital transactions	$786,652	$(127,519)

Net increase in net assets	$2,239,781	$5,177,495

Net Assets

At beginning of year	$30,682,559	$25,505,064

At end of year	$32,922,340	$30,682,559

See notes to financial statements

19

International Equity Portfolio as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended October 31,
						Period Ended
	2010	2009	2008	2007		October 31, 2006(1)

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction(2)	1.25%	1.25%	1.25%	0.87%		1.26	%(3)
Expenses after custodian fee reduction(2)	1.25%	1.25%	1.25%	0.87%		1.25	%(3)
Net investment income	1.20%	2.33%	2.10%	3.72	%(4)	0.92	%(3)
Portfolio Turnover	47%	61%	35%	21%		1	%(5)

Total Return	5.19%	18.47%	(47.77)%	34.59%		6.60	%(5)

Net assets, end of period (000’s omitted)	$32,922	$30,683	$25,505	$28,272		$10,874

(1)	For the period from the commencement of investment operations, May 31, 2006, to October 31, 2006.

(2)	The investment adviser waived all or a portion of its investment adviser fee and/or subsidized certain operating expenses (equal to 0.04%, 0.05%, 0.02%, 0.55% and 5.21% of average daily net assets for the years ended October 31, 2010, 2009, 2008 and 2007 and the period ended October 31, 2006, respectively). A portion of the waiver and/or subsidy was borne by the sub-adviser. Absent this waiver and/or subsidy, total return would be lower.

(3)	Annualized.

(4)	Includes a dividend resulting from a corporate action equal to 1.93% of average daily net assets.

(5)	Not annualized.

See notes to financial statements

20

International Equity Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

International Equity Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve total return by investing in a diversified portfolio of foreign equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2010, Eaton Vance International Equity Fund and Eaton Vance Equity Asset Allocation Fund held an interest of 67.5% and 12.1%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

21

International Equity Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 1.00% of the Portfolio’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. Pursuant to a sub-advisory agreement, BMR pays Eagle Global Advisors, L.L.C. (Eagle) a portion of its adviser fee for sub-advisory services provided to the Portfolio. Prior to its liquidation in February 2010, the portion of the adviser fee payable by Cash Management Portfolio, an affiliated investment company, on the Portfolio’s investment of cash therein was credited against the Portfolio’s investment adviser fee. The Portfolio currently invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2010, the Portfolio’s investment adviser fee totaled $332,458 of which $620 was allocated from Cash Management Portfolio and $331,838 was paid or accrued directly by the Portfolio. For the year ended October 31, 2010, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management Portfolio, was 1.00% of the Portfolio’s average daily net assets. Pursuant to a voluntary expense reimbursement,

22

International Equity Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

BMR and Eagle were allocated $5,853 and $5,853, respectively, of the Portfolio’s operating expenses for the year ended October 31, 2010.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $16,784,229 and $14,955,785, respectively, for the year ended October 31, 2010.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$28,440,226

Gross unrealized appreciation	$5,286,384
Gross unrealized depreciation	(692,728)

Net unrealized appreciation	$4,593,656

The net unrealized appreciation on foreign currency at October 31, 2010 on a federal income tax basis was $3,168.

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. At October 31, 2010, the Portfolio had a balance outstanding pursuant to this line of credit of $700,000 at an interest rate of 1.44%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings approximated its fair value at October 31, 2010. The Portfolio’s average borrowings or allocated fees during the year ended October 31, 2010 were not significant.

6   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

7   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

23

International Equity Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

At October 31, 2010, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Consumer Discretionary	$1,505,111	$1,797,634		$—	$3,302,745
Consumer Staples	3,400,611	876,656		—	4,277,267
Energy	1,825,040	1,349,339		—	3,174,379
Financials	1,533,334	5,705,165		—	7,238,499
Health Care	2,705,842	574,342		—	3,280,184
Industrials	2,204,423	2,156,367		—	4,360,790
Information Technology	—	1,977,353		—	1,977,353
Materials	2,549,355	421,726		—	2,971,081
Telecommunication Services	1,175,730	953,327		—	2,129,057
Utilities	—	284,916		—	284,916

Total Common Stocks	$16,899,446	$16,096,825	*	$—	$32,996,271

Short-Term Investments	$—	$37,611		$—	$37,611

Total Investments	$16,899,446	$16,134,436		$—	$33,033,882

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of October 31, 2009 whose fair value was determined using Level 3 inputs.

24

International Equity Portfolio as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of International Equity Portfolio:
We have audited the accompanying statement of assets and liabilities of International Equity Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the four years in the period then ended and the period from the start of business, May 31, 2006, to October 31, 2006. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of International Equity Portfolio as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the four years in the period then ended and the period from the start of business, May 31, 2006, to October 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 14, 2010

25

Eaton Vance International Equity Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

26

Eaton Vance International Equity Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of International Equity Portfolio (the “Portfolio”), the portfolio in which Eaton Vance International Equity Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”) and the sub-advisory agreement with Eagle Global Advisors, L.L.C. (“Eagle” or the “Sub-adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and sub-advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and sub-advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and Sub-adviser.

The Board considered the Adviser and Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser’s in-house equity research capabilities. With respect to the Adviser, the Board considered the Adviser’s responsibilities supervising the Sub-adviser. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management. With respect to the Sub-adviser, the Board took into consideration the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the Sub-adviser’s experience in managing international equity portfolios.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof, and of the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

27

Eaton Vance International Equity Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and sub-advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2009 for the Fund. On the basis of the foregoing and other relevant information provided by the Adviser in response to inquiries from the Contract Review Committee, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009 as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the fund complex level. The Board considered the fact that the Adviser and the Sub-Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolio, including the benefits of research services that may be available to the Adviser or Sub-adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser’s profitability in managing the Portfolio was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates, Eagle, and the Fund to continue to share such benefits equitably.

28

Eaton Vance International Equity Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and International Equity Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Eagle” refers to Eagle Global Advisors, L.L.C., “Parametric” refers to Parametric Portfolio Associates LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 184 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	184	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Of the Trust since 2005 and of the Portfolio since 2006	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	184	None

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	184	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Of the Trust since 2003 and of the Portfolio since 2006	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	184	None

Ronald A. Pearlman 1940	Trustee	Of the Trust since 2003 and of the Portfolio since 2006	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	184	None

29

Eaton Vance International Equity Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	184	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2006	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	184	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007; Trustee of the Trust since 2005 and of the Portfolio since 2006	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	184	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

William H. Ahern, Jr. 1959	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

Edward R. Allen, III 1960	Vice President of the Portfolio	Since 2006	Senior Partner of Eagle. Officer of 3 registered investment companies managed by EVM or BMR.

John R. Baur 1970	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto was an Account Team Representative in Singapore for Applied Materials Inc. Officer of 37 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 1967	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Officer of 49 registered investment companies managed by EVM or BMR.

Michael A. Cirami 1975	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 1963	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 96 registered investment companies managed by EVM or BMR.

John H. Croft 1962	Vice President of the Trust	Since 2010	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 1972	Vice President of the Trust	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

30

Eaton Vance International Equity Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Thomas N. Hunt, III 1964	Vice President of the Portfolio	Since 2006	Senior Partner of Eagle. Officer of 3 registered investment companies managed by EVM or BMR.

Christine M. Johnston 1972	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Aamer Khan 1960	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas H. Luster 1962	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 1961	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 33 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 1957	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2001 and President of the Portfolio since 2006	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Judith A. Saryan 1954	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Susan Schiff 1961	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Thomas Seto 1962	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

David M. Stein 1951	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

Eric A. Stein 1980	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Originally joined EVM in July 2002. Prior to re-joining EVM in September 2008, Mr. Stein worked at the Federal Reserve Bank of New York (2007-2008) and attended business school in Chicago, Illinois. Officer of 34 registered investment companies managed by EVM or BMR.

Dan R. Strelow 1959	Vice President of the Trust	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 33 registered investment companies managed by EVM or BMR.

Mark S. Venezia 1949	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Adam A. Weigold 1975	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 73 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

31

Eaton Vance International Equity Fund

MANAGEMENT AND ORGANIZATION CONT’D

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Fund (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

32

Investment Adviser of International Equity Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Sub-Adviser of International Equity Portfolio
Eagle Global Advisors, L.L.C.
5847 San Felipe, Suite 930
Houston, TX 77057

Administrator of Eaton Vance International Equity Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance International Equity Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus, or summary prospectus, if available. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus, or summary prospectus, if available, contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

2773-12/10	IEFSRC

Eaton Vance
Investment Managers

Annual Report October 31, 2010

EATON VANCE INTERNATIONAL INCOME FUND

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance International Income Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Mark S. Venezia, CFA
Co-Portfolio Manager
Economic and Market Conditions
•	During the fiscal year ending October 31, 2010, the strongest returns in the global credit markets were generated by the riskier assets, including the emerging markets. Credit spreads were tighter across most of the U.S. credit markets for the 12-month period, with the strongest performance produced during the first six months. In the U.S. fixed-income markets, positive returns during the last six months were primarily the result of a rally in U.S. Treasuries, accompanied by only modest spread widening. For the fiscal year, yields fell across the U.S. Treasury curve, with the 2-year, 5-year, and 10-year bond yields declining by 55,114, and 78 basis points, respectively.

•	Turning to the global currency markets, the euro depreciated by more than 5% versus the U.S. dollar during the period; however, most other currencies across the developed and emerging markets, including the Japanese yen, appreciated significantly. Currency appreciation was widespread for the period, including significant appreciation in emerging Asia and Latin America (against the dollar) and Eastern Europe, the Middle East and Africa (against the euro).

•	For the 12-month period, among the most notable developments were the problems in Europe, as markets increasingly focused on the fiscal problems in Portugal, Italy, Greece and Spain. The first half of the period produced consistent negative headlines out of Greece, resulting in both increased volatility and significant credit spread widening in those four countries.
John R. Baur
Co-Portfolio Manager
Michael A. Cirami, CFA
Co-Portfolio Manager
•	Globally, economic data released during the first six months of the period provided evidence of economic recovery, particularly in the emerging markets. Specifically, the global economic recovery was led by Asia, with a pickup in demand from Europe and the U.S. leading to an export recovery, which had a positive effect on export-oriented countries. Countries in Latin America, with the exception of Venezuela, also grew at varying levels, with Uruguay and Peru amongst the strongest. However, the pace of acceleration in economic activity moderated in the final six months, and the focus shifted to the weakening in the U.S. economy and the anticipation of another round of quantitative easing by the U.S. Federal Reserve.
Management Discussion
•	The Fund[1] seeks to provide total return by investing in securities, derivatives, and other instruments to establish long and short investment exposures around the world. In this connection, the Fund invests principally in securities denominated in foreign currencies, fixed-income instruments issued by foreign entities or sovereigns, and/ or derivative instruments, denominated in or based on the currencies, interest rates, or issues of foreign countries.

•	For the fiscal year ending October 31, 2010, the Fund generated a positive total return but underperformed the JPMorgan Government Bond Index – Global, ex U.S. (the Index).[2] The Fund’s underperformance can be attributed to its diversified approach to gaining foreign exchange exposures and duration rather than the concentrated weightings in debt denominated in the euro, British pound and Japanese yen in the Index. During the year, the primary drivers of the Fund’s underperformance versus the Index were its avoidance of Japanese local debt and an underweight
Total Return Performance 10/31/09 – 10/31/10

Class A3	1.70%
JPMorgan Government Bond Index – Global, ex U.S.[2]	8.00
See page 3 for more performance information.

[1]	The Fund currently invests in a separate registered investment company, International Income Portfolio (the Portfolio), with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[2]	It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

[3]	Return does not include the 4.75% maximum sales charge for Class A shares. If the sales charge was deducted, the return would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance International Income Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
position in the Japanese yen. Offsetting that under-performance, the Fund’s positions in Latin America, Eastern Europe, Greece, U.S. Government agency mortgage-backed securities (MBS), and commodities produced significant positive returns for the Fund.

•	The Fund’s exposures in Eastern Europe contributed positively to its relative performance, primarily due to positions in Turkey. Turkey had a surprisingly strong recovery from the international economic crisis, and the Fund’s position in Turkish inflation-linked bonds benefited from strong demand, as concerns about future inflation became an investor focus. Additionally, the Fund’s position in local debt of the Czech Republic benefited from strong currency performance versus the euro.

•	Performance in Latin America was positive throughout the region. The Fund’s positions in Brazil, Chile, and Mexico generated the most significant positive returns. Generally, Latin America benefited from growth in the region, as well as broad dollar weakness.

•	In Greece, the debt crisis pushed credit default swap (CDS) spreads hundreds of basis points wider, and the Fund’s short CDS position benefited. Although an international bailout package and a government-imposed austerity program helped to mitigate the pace of widening credit spreads, concerns about default and restructuring remained.

•	Commodities were also a significant source of positive return for the Fund. The Fund has positions in gold and silver, which returned 30% and 52% for the fiscal year, respectively. In the U.S., the rally in U.S. Treasuries, accompanied by modest spread tightening, led to positive returns for the Fund’s MBS positions as well.

•	The Fund’s duration was reduced to 1.49 years as of October 31, 2010, from 4.51 years as of October 31, 2009. Duration is a measure of the sensitivity of a fund or a fixed-income security to changes in interest rates. A shorter duration instrument normally has less exposure to interest rate risk than longer duration instruments.
Portfolio Composition
Securities Holdings (excludes derivative positions)1
By total net assets

[1]	Securities Holdings reflect the Portfolio’s securities positions as of 10/31/10. For International and Emerging Market currency exposures, please refer to the Currency Positions table below.
Currency Positions2
By total net assets

Brazil	3.5%
Sweden	3.2
Australia	3.2
Poland	3.1
United Kingdom	3.1
Mexico	3.0
Switzerland	3.0
Turkey	3.0
Norway	3.0
South Korea	3.0
India	3.0
Denmark	2.9
Israel	2.9
Colombia	2.9
Canada	2.8
China	2.8
Egypt	2.7
Czech Republic	2.4
Malaysia	2.3
Indonesia	2.3
Lebanon	2.2
Hungary	2.1
New Zealand	2.1
Philippines	2.0
Chile	2.0
Qatar	2.0
Silver	2.0
Singapore	1.9
Peru	1.9
Taiwan	1.9
Russia	1.9
Kazakhstan	1.8
Gold	1.6
Dominican Republic	1.1
Uruguay	1.0
Mauritius	1.0
Croatia	1.0
Zambia	1.0
Morocco	1.0
Romania	1.0
Thailand	1.0
Kuwait	0.9
Nigeria	0.9
Ghana	0.9
Ukraine	0.9
Uganda	0.9
Kenya	0.9
Serbia	0.8
Georgia	0.6
Costa Rica	0.6
Azerbaijan	0.6
Sri Lanka	0.4
Euro	-25.5

[2]	Currency Positions reflect the Portfolio’s investments as of 10/31/10. Currency exposures include all foreign exchange denominated assets and all currency derivatives. As of 10/31/10, Foreign Long Derivatives were 57.0%; Foreign Short Derivatives were -4.5%. All numbers are a percentage of total net assets. Total exposures may exceed 100% due to implicit leverage created by derivatives. All percentages are rounded to one decimal.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance International Income Fund as of October 31, 2010
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the JPMorgan Government Bond Index—Global, ex U.S. (JPMorgan Index), an unmanaged, broad-based market index consisting entirely of foreign denominated securities. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in Class A of the Fund and in the JPMorgan Index. Class A total returns are presented at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or the redemptions of Fund shares.

Fund Performance[1]	Class A
Share Class Symbol	EAIIX

Average Annual Total Returns (at net asset value)
One Year	1.70%
Life of Fund†	9.16

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-3.10%
Life of Fund†	7.58

†	Inception Date – Class A: 6/27/07.

[1]	Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. Absent an allocation of certain expenses to the administrator, the returns would be lower.
Total Annual

Operating Expenses[2]	Class A

Gross Expense Ratio	2.86%
Net Expense Ratio	1.10

[2]	Source: Prospectus dated 3/1/10. Net Expense Ratio reflects a contractual expense limitation that continues through February 28, 2011. Thereafter, the expense limitation may be changed or terminated at any time. Without this expense limitation performance would have been lower.

*	Source: Lipper Inc. Class A of the Fund commenced investment operations on 6/27/07. Index data is available as of month-end only.

It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance International Income Fund as of October 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 – October 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance International Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/10)	(10/31/10)	(5/1/10 – 10/31/10)

Actual
Class A	$1,000.00	$1,035.30	$5.64	**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.70	$5.60	**

*	Expenses are equal to the Fund’s annualized expense ratio of 1.10% for Class A shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2010. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to the administrator, expenses would be higher.

4

Eaton Vance International Income Fund as of October 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2010

Assets

Investment in International Income Portfolio, at value (identified cost, $8,346,745)	$8,600,255
Receivable for Fund shares sold	7,833
Receivable from affiliate	11,179

Total assets	$8,619,267

Liabilities

Payable for Fund shares redeemed	$12,417
Distributions payable	6,244
Payable to affiliates:
Distribution and service fees	2,133
Trustees’ fees	42
Accrued expenses	45,948

Total liabilities	$66,784

Net Assets	$8,552,483

Sources of Net Assets

Paid-in capital	$8,523,483
Accumulated net realized loss from Portfolio	(237,117)
Accumulated undistributed net investment income	12,607
Net unrealized appreciation from Portfolio	253,510

Total	$8,552,483

Class A Shares

Net Assets	$8,552,483
Shares Outstanding	752,818
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.36
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$11.93

On sales of $50,000 or more, the offering price of Class A shares is reduced.

Statement of Operations

For the Year Ended
October 31, 2010

Investment Income

Interest allocated from Portfolio (net of foreign taxes, $6,178)	$258,319
Dividends allocated from Portfolio (net of foreign taxes, $12)	113
Expenses allocated from Portfolio	(65,353)

Total investment income from Portfolio	$193,079

Expenses

Distribution and service fees	$20,220
Trustees’ fees and expenses	500
Custodian fee	6,608
Transfer and dividend disbursing agent fees	8,992
Legal and accounting services	32,110
Printing and postage	25,753
Registration fees	21,609
Miscellaneous	9,961

Total expenses	$125,753

Deduct —
Allocation of expenses to affiliate	$116,965

Total expense reductions	$116,965

Net expenses	$8,788

Net investment income	$184,291

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$(134,832)
Written options	7,322
Financial futures contracts	32,594
Swap contracts	29,402
Foreign currency and forward foreign currency exchange contract transactions	(298,598)

Net realized loss	$(364,112)

Change in unrealized appreciation (depreciation) —
Investments	$347,569
Written options	(8,878)
Financial futures contracts	(1,717)
Swap contracts	32,593
Foreign currency and forward foreign currency exchange contracts	(56,139)

Net change in unrealized appreciation (depreciation)	$313,428

Net realized and unrealized loss	$(50,684)

Net increase in net assets from operations	$133,607

See notes to financial statements

5

Eaton Vance International Income Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Year Ended	Year Ended
Increase (Decrease) in Net Assets	October 31, 2010	October 31, 2009

From operations —
Net investment income	$184,291	$192,970
Net realized loss from investment transactions, written options, financial futures contracts, swap contracts and foreign currency and forward foreign currency exchange contract transactions	(364,112)	(62,814)
Net change in unrealized appreciation (depreciation) from investments, written options, financial futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	313,428	689,653

Net increase in net assets from operations	$133,607	$819,809

Distributions to shareholders —
From net investment income	$(29,480)	$(291,229)
From net realized gain	(4,395)	(123,388)
Tax return of capital	(275,688)	—

Total distributions to shareholders	$(309,563)	$(414,617)

Transactions in shares of beneficial interest —
Proceeds from sale of shares	$4,790,647	$6,137,114
Net asset value of shares issued to shareholders in payment of distributions declared	237,595	291,873
Cost of shares redeemed	(2,495,603)	(6,155,710)

Net increase in net assets from Fund share transactions	$2,532,639	$273,277

Net increase in net assets	$2,356,683	$678,469

Net Assets

At beginning of year	$6,195,800	$5,517,331

At end of year	$8,552,483	$6,195,800

Accumulated undistributed (distributions in excess of) net investment income included in net assets

At end of year	$12,607	$(28,949)

See notes to financial statements

6

Eaton Vance International Income Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended October 31,
					Period Ended
	2010	2009	2008		October 31, 2007(1)

Net asset value — Beginning of period	$11.690	$10.350	$10.850		$10.000

Income (Loss) From Operations

Net investment income(2)	$0.309	$0.328	$0.435		$0.124
Net realized and unrealized gain (loss)	(0.114)	1.738	(0.490)		0.468

Total income (loss) from operations	$0.195	$2.066	$(0.055)		$0.592

Less Distributions

From net investment income	$(0.050)	$(0.496)	$(0.434)		$(0.014)
From net realized gain	(0.007)	(0.230)	(0.013)		(0.135)
Tax return of capital	(0.468)	—	—		—

Total distributions	$(0.525)	$(0.726)	$(0.447)		$(0.149)

Capital contribution from administrator(2)	$—	$—	$0.002		$0.407

Net asset value — End of period	$11.360	$11.690	$10.350		$10.850

Total Return(3)	1.70%	20.67%	(0.73	)%(4)	10.05	%(4)(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$8,552	$6,196	$5,517		$245
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)(8)	1.10%	1.10%	1.10%		1.25	%(9)
Net investment income(7)	2.73%	3.01%	3.86%		3.38	%(9)
Portfolio Turnover of the Portfolio	45%	28%	14%		2	%(5)

(1)	For the period from the start of business, June 27, 2007, to October 31, 2007.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	The impact of the capital contribution by the administrator on total return for the year ended October 31, 2008 was less than 0.005%. Absent a capital contribution by the administrator for the period from the start of business, June 27, 2007, to October 31, 2007, total return would have been 9.14%.

(5)	Not annualized.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(8)	The administrator subsidized certain operating expenses (equal to 1.74%, 1.76%, 1.99% and 301.15% of average daily net assets for the years ended October 31, 2010, 2009 and 2008 and the period from the start of business, June 27, 2007, to October 31, 2007, respectively).

(9)	Annualized.

See notes to financial statements

7

Eaton Vance International Income Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance International Income Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers Class A shares, which are generally sold subject to a sales charge imposed at time of purchase. The Fund invests all of its investable assets in interests in International Income Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (5.1% at October 31, 2010). The performance of the Fund is directly affected by the performance of the Portfolio. The consolidated financial statements of the Portfolio, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

During the year ended October 31, 2010, a capital loss carryforward of $54,282 was utilized to offset net realized gains by the Fund.

As of October 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital

8

Eaton Vance International Income Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2010 and October 31, 2009 was as follows:

	Year Ended October 31,
	2010	2009

Distributions declared from:
Ordinary income	$29,480	$291,229
Long-term capital gains	$4,395	$123,388
Tax return of capital	$275,688	—

During the year ended October 31, 2010, accumulated net realized loss was decreased by $246,288, accumulated undistributed net investment income was decreased by $113,255 and paid-in capital was decreased by $133,033 due to differences between book and tax accounting, primarily for foreign currency gain (loss), net operating losses, paydown gain (loss), swap contracts and premium amortization. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Net unrealized appreciation	$35,244
Other temporary differences	$(6,244)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to futures contracts, swap contracts, foreign currency transactions, premium amortization, tax accounting for straddles, partnership allocations and the timing of recognizing distributions to shareholders.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.625% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $1 billion and is payable monthly. On Investable Assets of $1 billion and over, the annual fee is reduced. For the year ended October 31, 2010, the Fund incurred no investment adviser fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Consolidated Financial Statements which are included elsewhere in this report. EVM also serves as the administrator of the Fund, but receives no compensation. EVM has agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.10% annually of the Fund’s average daily net assets for Class A. This agreement may be changed or terminated after February 28, 2011. Pursuant to this agreement, EVM was allocated $116,965 of the Fund’s operating expenses for the year ended October 31, 2010.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2010, EVM earned $505 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $5,904 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2010. EVD also received distribution and service fees from Class A shares (see Note 4).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plan

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2010 amounted to $20,220 for Class A shares.

9

Eaton Vance International Income Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

5   Contingent Deferred Sales Charges

Class A shares may be subject to a 1% contingent deferred sales charge (CDSC) if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the year ended October 31, 2010, the Fund was informed that EVD received no CDSCs paid by Class A shareholders.

6   Investment Transactions

For the year ended October 31, 2010, increases and decreases in the Fund’s investment in the Portfolio aggregated $4,280,436 and $2,019,915, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2010	2009

Sales	424,658	548,445
Issued to shareholders electing to receive payments of distributions in Fund shares	21,049	26,513
Redemptions	(222,674)	(578,109)

Net increase (decrease)	223,033	(3,151)

10

Eaton Vance International Income Fund as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance International Income Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance International Income Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2010, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from the start of business, June 27, 2007, to October 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance International Income Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended and the period from the start of business, June 27, 2007, to October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 23, 2010

11

Eaton Vance International Income Fund as of October 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of the foreign tax credit and capital gains dividends.

Foreign Tax Credit. The Fund paid foreign taxes of $6,190 and recognized foreign source income of $186,179.

Capital Gains Dividends. The Fund designates $4,395 as a capital gain dividend.

12

International Income Portfolio as of October 31, 2010

CONSOLIDATED PORTFOLIO OF INVESTMENTS

Foreign Government Bonds — 22.9%

		Principal
Security		Amount	Value

Australia — 3.1%

Commonwealth of Australia, 5.75%, 6/15/11	AUD	5,077,000	$5,009,579
Commonwealth of Australia, 6.25%, 4/15/15	AUD	146,000	150,309
Commonwealth of Australia, 6.50%, 5/15/13	AUD	152,000	154,718

Total Australia (identified cost $4,760,179)			$5,314,606

Brazil — 0.1%

Nota Do Tesouro Nacional, 6.00%, 5/15/15(1)	BRL	285,705	$168,285

Total Brazil (identified cost $153,195)			$168,285

Canada — 1.5%

Canada Housing Trust, 2.20%, 3/15/14	CAD	135,000	$134,002
Canada Housing Trust, 3.60%, 6/15/13(2)	CAD	881,000	906,577
Canada Housing Trust, 3.75%, 3/15/20	CAD	665,000	689,275
Canada Housing Trust, 4.00%, 6/15/12(2)	CAD	214,000	218,293
Canada Housing Trust, 4.10%, 12/15/18	CAD	475,000	508,030

Total Canada (identified cost $2,216,966)			$2,456,177

Chile — 2.0%

Government of Chile, 2.10%, 9/1/15(1)	CLP	42,777,220	$85,134
Government of Chile, 6.00%, 3/1/17	CLP	40,000,000	81,206
Government of Chile, 6.00%, 3/1/18	CLP	1,570,000,000	3,180,051

Total Chile (identified cost $3,184,832)			$3,346,391

Congo — 0.0%(3)

Republic of Congo, 3.00%, 6/30/29	USD	64,600	$40,052

Total Congo (identified cost $26,018)			$40,052

Costa Rica — 0.6%

Titulo Propiedad Ud, 1.00%, 1/12/22(1)	CRC	437,750,021	$639,904
Titulo Propiedad Ud, 1.63%, 7/13/16(1)	CRC	242,665,772	406,757

Total Costa Rica (identified cost $1,092,378)			$1,046,661

Czech Republic — 0.9%

Czech Republic, 4.125%, 3/18/20	EUR	1,010,000	$1,467,602

Total Czech Republic
(identified cost $1,520,165)			$1,467,602

Denmark — 0.4%

Kingdom of Denmark, 4.00%, 11/15/15	DKK	215,000	$44,026
Kingdom of Denmark, 4.00%, 11/15/17	DKK	1,008,000	208,790
Kingdom of Denmark, 5.00%, 11/15/13	DKK	938,000	193,215
Kingdom of Denmark, 6.00%, 11/15/11	DKK	460,000	90,176
Kingdom of Denmark, 7.00%, 11/10/24	DKK	790,000	218,075

Total Denmark (identified cost $700,654)			$754,282

Dominican Republic — 1.0%

Dominican Republic “Bonos Internos” Total Return Linked Bond (Citibank, N.A.), 16.00%, 7/10/20(4)	DOP	58,300,000	$1,695,581

Total Dominican Republic (identified cost $1,614,914)			$1,695,581

Georgia — 0.1%

Republic of Georgia, 7.50%, 4/15/13	USD	115,000	$121,325

Total Georgia (identified cost $85,549)			$121,325

Israel — 0.2%

Israeli Government Bond, 3.00%, 10/31/19(1)	ILS	330,723	$103,747
Israeli Government Bond, 5.00%, 4/30/15(1)	ILS	872,985	288,885

Total Israel (identified cost $360,088)			$392,632

Macedonia — 0.1%

Republic of Macedonia, 4.625%, 12/8/15	EUR	190,000	$248,972

Total Macedonia (identified cost $173,083)			$248,972

Malaysia — 2.0%

Malaysian Government, 3.756%, 4/28/11	MYR	10,495,000	$3,388,922

Total Malaysia (identified cost $3,355,324)			$3,388,922

See notes to consolidated financial statements

13

International Income Portfolio as of October 31, 2010

CONSOLIDATED PORTFOLIO OF INVESTMENTS CONT’D

		Principal
Security		Amount	Value

Netherlands — 0.7%

Government of Netherlands, 3.75%, 1/15/23	EUR	368,000	$557,016
Government of Netherlands, 4.50%, 7/15/17	EUR	206,000	325,968
Government of Netherlands, 5.00%, 7/15/12	EUR	212,000	314,553

Total Netherlands
(identified cost $1,093,568)			$1,197,537

Peru — 1.9%

Republic of Peru, 9.91%, 5/5/15	PEN	7,200,000	$3,147,675

Total Peru (identified cost $3,098,000)			$3,147,675

Philippines — 1.6%

Philippine Government International Bond, 4.95%, 1/15/21	PHP	106,000,000	$2,624,564

Total Philippines (identified cost $2,393,781)			$2,624,564

Poland — 0.2%

Poland Government Bond, 3.00%, 8/24/16(1)	PLN	1,066,229	$381,845

Total Poland (identified cost $329,285)			$381,845

Slovakia — 2.1%

Slovakia Government Bond, 0.00%, 1/27/12	EUR	2,600,000	$3,550,461

Total Slovakia (identified cost $3,115,426)			$3,550,461

South Africa — 0.6%

Republic of South Africa, 6.50%, 6/2/14	USD	815,000	$941,325

Total South Africa (identified cost $885,136)			$941,325

Sweden — 0.6%

Government of Sweden, 3.75%, 8/12/17	SEK	5,510,000	$882,536
Government of Sweden, 6.75%, 5/5/14	SEK	395,000	68,599

Total Sweden (identified cost $869,676)			$951,135

Taiwan — 1.9%

Taiwan Government Bond, 0.25%, 2/10/12	TWD	97,200,000	$3,169,673

Total Taiwan (identified cost $3,028,594)			$3,169,673

United Kingdom — 1.1%

United Kingdom Government Bond, 4.25%, 12/7/27	GBP	230,000	$385,747
United Kingdom Government Bond, 4.75%, 3/7/20	GBP	285,000	518,672
United Kingdom Government Bond, 5.00%, 3/7/12	GBP	321,000	544,203
United Kingdom Government Bond, 5.00%, 9/7/14	GBP	266,000	482,876

Total United Kingdom (identified cost $2,147,312)			$1,931,498

Uruguay — 0.2%

Republic of Uruguay, 5.00%, 9/14/18(1)	UYU	5,374,723	$312,450

Total Uruguay (identified cost $232,615)			$312,450

Total Foreign Government Bonds (identified cost $36,436,738)			$38,649,651

Collateralized Mortgage Obligations — 3.1%

		Principal
Security		Amount	Value

Federal Home Loan Mortgage Corp.: Series 2127, Class PG, 6.25%, 2/15/29		$581,327	$624,636
Federal National Mortgage Association:
Series 1991-139, Class PN,
7.50%, 10/25/21		747,088	862,313
Series 2001-31, Class ZA,
6.00%, 7/25/31		2,077,709	2,318,788
Series 2009-62, Class WA,
5.55%, 8/25/39(5)		1,239,477	1,365,761

Total Collateralized Mortgage Obligations (identified cost $4,919,231)			$5,171,498

See notes to consolidated financial statements

14

International Income Portfolio as of October 31, 2010

CONSOLIDATED PORTFOLIO OF INVESTMENTS CONT’D

Mortgage Pass-Throughs — 11.2%

		Principal
Security		Amount	Value

Federal National Mortgage Association:
3.00%, with maturity at 2035(6)		$1,728,958	$1,796,367
4.49%, with maturity at 2035(6)		1,895,129	2,027,299
6.00%, with maturity at 2019		277,865	304,959
6.50%, with various maturities to 2036		4,350,407	4,939,914
7.00%, with various maturities to 2033		2,191,665	2,542,032
7.50%, with maturity at 2035		757,577	889,186
8.50%, with maturity at 2032		687,062	825,095

			$13,324,852

Government National Mortgage Association:
7.00%, with various maturities to 2035		$2,599,706	$3,038,492
8.00%, with maturity at 2016		869,839	930,747
9.00%, with various maturities to 2024		1,366,029	1,635,990

			$5,605,229

Total Mortgage Pass-Throughs (identified cost $17,876,634)			$18,930,081

Precious Metals — 3.6%

		Troy
Description		Ounces	Value

Gold		1,947	$2,643,546
Silver		135,008	3,335,709

Total Precious Metals (identified cost $4,769,946)			$5,979,255

Short-Term Investments — 57.6%
Foreign Government Securities — 47.5%

		Principal
		Amount
Security		(000’s omitted)	Value

Brazil — 3.4%

Letras Do Tesouro Nacional, 0.00%, 1/1/11	BRL	6,740	$3,893,641
Letras Do Tesouro Nacional, 0.00%, 7/1/11	BRL	3,462	1,899,161

Total Brazil (identified cost $5,565,326)			$5,792,802

Canada — 0.7%

Canada Housing Trust, 4.05%, 3/15/11(2)	CAD	1,120	$1,110,501

Total Canada (identified cost $1,083,978)			$1,110,501

Croatia — 5.2%

Croatia Treasury Bill, 0.00%, 3/31/11	EUR	250	$345,667
Croatia Treasury Bill, 0.00%, 3/31/11	HRK	9,100	1,704,258
Croatia Treasury Bill, 0.00%, 4/7/11	EUR	300	414,584
Croatia Treasury Bill, 0.00%, 7/7/11	EUR	4,554	6,239,698

Total Croatia (identified cost $7,882,165)			$8,704,207

Czech Republic — 2.3%

Czech Republic Government Bond, 4.10%, 4/11/11	CZK	67,840	$3,878,819

Total Czech Republic (identified cost $3,327,579)			$3,878,819

Denmark — 2.4%

Kingdom of Denmark, 4.00%, 11/15/10	DKK	21,235	$3,966,559

Total Denmark (identified cost $3,589,882)			$3,966,559

Egypt — 2.7%

Egypt Treasury Bill, 0.00%, 11/2/10	EGP	3,675	$636,156
Egypt Treasury Bill, 0.00%, 11/23/10	EGP	15,275	2,630,826
Egypt Treasury Bill, 0.00%, 12/14/10	EGP	225	38,541
Egypt Treasury Bill, 0.00%, 12/28/10	EGP	500	85,339
Egypt Treasury Bill, 0.00%, 1/25/11	EGP	950	160,960
Egypt Treasury Bill, 0.00%, 2/8/11	EGP	225	37,981
Egypt Treasury Bill, 0.00%, 3/1/11	EGP	2,025	339,931
Egypt Treasury Bill, 0.00%, 3/22/11	EGP	300	50,074
Egypt Treasury Bill, 0.00%, 4/5/11	EGP	975	162,108
Egypt Treasury Bill, 0.00%, 6/7/11	EGP	200	32,674
Egypt Treasury Bill, 0.00%, 6/21/11	EGP	150	24,409
Egypt Treasury Bill, 0.00%, 7/12/11	EGP	550	88,939
Egypt Treasury Bill, 0.00%, 8/9/11	EGP	1,725	276,744

Total Egypt (identified cost $4,640,922)			$4,564,682

Georgia — 1.2%

Bank of Georgia Promissory Note, 7.00%, 6/20/11(7)	AZN	804	$1,003,558
Bank of Georgia Promissory Note, 11.00%, 6/3/11(7)	GEL	1,807	1,017,543

Total Georgia (identified cost $2,000,000)			$2,021,101

See notes to consolidated financial statements

15

International Income Portfolio as of October 31, 2010

CONSOLIDATED PORTFOLIO OF INVESTMENTS CONT’D

		Principal
		Amount
Security		(000’s omitted)	Value

Hungary — 2.0%

Hungary Government Bond, 6.75%, 4/22/11	HUF	670,000	$3,449,607

Total Hungary (identified cost $2,988,890)			$3,449,607

Iceland — 0.0%(3)

Iceland Treasury Bill, 0.00%, 11/15/10	ISK	2,800	$21,284
Iceland Treasury Bill, 0.00%, 2/15/11	ISK	890	6,700
Iceland Treasury Note, 13.75%, 12/10/10	ISK	1,900	14,635

Total Iceland (identified cost $38,855)			$42,619

Israel — 4.7%

Israeli Treasury Bill, 0.00%, 11/3/10	ILS	10,375	$2,852,947
Israeli Treasury Bill, 0.00%, 12/1/10	ILS	190	52,168
Israeli Treasury Bill, 0.00%, 1/5/11	ILS	1,288	352,973
Israeli Treasury Bill, 0.00%, 4/6/11	ILS	12,520	3,412,479
Israeli Treasury Bill, 0.00%, 6/1/11	ILS	4,760	1,292,290

Total Israel (identified cost $7,584,363)			$7,962,857

Kazakhstan — 0.4%

Kazakhstan National Bank, 0.00%, 1/7/11	KZT	91,000	$615,389

Total Kazakhstan (identified cost $615,717)			$615,389

Lebanon — 2.2%

Lebanon Treasury Bill, 0.00%, 11/4/10	LBP	90,970	$60,569
Lebanon Treasury Bill, 0.00%, 11/18/10	LBP	71,460	47,508
Lebanon Treasury Bill, 0.00%, 12/9/10	LBP	224,960	149,219
Lebanon Treasury Bill, 0.00%, 12/16/10	LBP	70,000	46,396
Lebanon Treasury Bill, 0.00%, 12/23/10	LBP	296,720	196,513
Lebanon Treasury Bill, 0.00%, 12/30/10	LBP	111,780	73,972
Lebanon Treasury Bill, 0.00%, 1/6/11	LBP	106,840	70,647
Lebanon Treasury Bill, 0.00%, 1/20/11	LBP	71,200	47,004
Lebanon Treasury Bill, 0.00%, 2/3/11	LBP	142,490	93,913
Lebanon Treasury Bill, 0.00%, 2/17/11	LBP	402,930	265,123
Lebanon Treasury Bill, 0.00%, 4/14/11	LBP	383,760	250,758
Lebanon Treasury Bill, 0.00%, 6/30/11	LBP	243,200	157,281
Lebanon Treasury Bill, 0.00%, 8/11/11	LBP	54,000	34,715
Lebanon Treasury Bill, 0.00%, 8/25/11	LBP	2,787,000	1,788,006
Lebanon Treasury Bill, 0.00%, 9/22/11	LBP	76,270	48,728
Lebanon Treasury Note, 4.58%, 7/28/11	LBP	550,710	366,674
Lebanon Treasury Note, 9.32%, 12/2/10	LBP	60,970	40,791

Total Lebanon (identified cost $3,723,528)			$3,737,817

Mauritius — 1.0%

Mauritius Treasury Bill, 0.00%, 12/17/10	MUR	51,000	$1,710,246

Total Mauritius (identified cost $1,661,722)			$1,710,246

Mexico — 4.8%

Mexico Treasury Bill, 0.00%, 11/25/10	MXN	59,865	$4,834,191
Mexico Treasury Bill, 0.00%, 12/2/10	MXN	37,025	2,987,637
Mexico Treasury Bill, 0.00%, 3/10/11	MXN	3,959	315,723

Total Mexico (identified cost $7,722,959)			$8,137,551

Morocco — 1.0%

Morocco Government Bond, 3.40%, 11/15/10	MAD	13,000	$1,606,573

Total Morocco (identified cost $1,488,478)			$1,606,573

Romania — 1.0%

Romania Treasury Bill, 0.00%, 2/23/11	RON	5,250	$1,670,257

Total Romania (identified cost $1,657,920)			$1,670,257

Serbia — 0.8%

Serbia Treasury Bill, 0.00%, 11/29/11	RSD	125,000	$1,422,696

Total Serbia (identified cost $1,349,847)			$1,422,696

South Korea — 2.9%

Korea Monetary Stabilization Bond, 0.00%, 11/9/10	KRW	249,810	$221,896
Korea Monetary Stabilization Bond, 0.00%, 11/26/10	KRW	111,200	98,674
Korea Monetary Stabilization Bond, 0.00%, 12/24/10	KRW	3,059,430	2,710,047
Korea Monetary Stabilization Bond, 3.07%, 1/28/11	KRW	925,600	823,785
Korea Monetary Stabilization Bond, 4.64%, 10/4/11	KRW	1,128,490	1,020,021

Total South Korea (identified cost $4,846,333)			$4,874,423

Sri Lanka — 0.6%

Sri Lanka Treasury Bill, 0.00%, 11/5/10	LKR	20,070	$179,559
Sri Lanka Treasury Bill, 0.00%, 3/18/11	LKR	8,460	73,790
Sri Lanka Treasury Bill, 0.00%, 3/25/11	LKR	7,320	63,760

See notes to consolidated financial statements

16

International Income Portfolio as of October 31, 2010

CONSOLIDATED PORTFOLIO OF INVESTMENTS CONT’D

		Principal
		Amount
Security		(000’s omitted)	Value

Sri Lanka (continued)

Sri Lanka Treasury Bill, 0.00%, 4/29/11	LKR	19,800	$171,307
Sri Lanka Treasury Bill, 0.00%, 4/29/11	LKR	5,000	43,259
Sri Lanka Treasury Bill, 0.00%, 7/15/11	LKR	34,640	295,227
Sri Lanka Treasury Bill, 0.00%, 8/5/11	LKR	17,160	145,659
Sri Lanka Treasury Bill, 0.00%, 10/7/11	LKR	8,120	68,092

Total Sri Lanka (identified cost $1,023,424)			$1,040,653

Switzerland — 4.8%

Switzerland National Bank, 0.00%, 11/22/10	CHF	1,000	$1,016,168
Switzerland National Bank, 0.00%, 12/20/10	CHF	3,000	3,048,199
Switzerland National Bank, 0.00%, 1/10/11	CHF	4,000	4,063,818

Total Switzerland (identified cost $8,272,827)			$8,128,185

Turkey — 2.6%

Turkey Government Bond, 0.00%, 11/3/10	TRY	6,210	$4,329,487

Total Turkey (identified cost $3,940,840)			$4,329,487

Uruguay — 0.8%

Uruguay Treasury Bill, 0.00%, 12/9/10	UYU	19,700	$972,680
Uruguay Treasury Bill, 0.00%, 10/21/11	UYU	9,300	426,593

Total Uruguay (identified cost $1,367,179)			$1,399,273

Zambia — 0.0%(3)

Zambia Treasury Bill, 0.00%, 1/31/11	ZMK	184,000	$39,222

Total Zambia (identified cost $39,188)			$39,222

Total Foreign Government Securities (identified cost $76,411,922)			$80,205,526

Other Securities — 10.1%

		Interest
Description		(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.22%(8)(9)		$17,001	$17,001,476

Total Other Securities
(identified cost $17,001,476)			$17,001,476

Total Short-Term Investments
(identified cost $93,413,398)			$97,207,002

Total Investments — 98.4%
(identified cost $157,415,947)			$165,937,487

Other Assets, Less Liabilities — 1.6%			$2,767,962

Net Assets — 100.0%			$168,705,449

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

AUD - Australian Dollar

AZN - Azerbaijani Manat

BRL - Brazilian Real

CAD - Canadian Dollar

CHF - Swiss Franc

CLP - Chilean Peso

CRC - Costa Rican Colon

CZK - Czech Koruna

DKK - Danish Krone

DOP - Dominican Peso

EGP - Egyptian Pound

EUR - Euro

GBP - British Pound Sterling

GEL - Georgian Lari

HRK - Croatian Kuna

HUF - Hungarian Forint

ILS - Israeli Shekel

ISK - Icelandic Krona

KRW - South Korean Won

KZT - Kazak Tenge

LBP - Lebanese Pound

LKR - Sri Lankan Rupee

MAD - Moroccan Dirham

MUR - Mauritian Rupee

MXN - Mexican Peso

MYR - Malaysian Ringgit

PEN - Peruvian Nouveau Sol

PHP - Philippine Peso

PLN - Polish Zloty

RON - Romanian Leu

RSD - Serbian Dinar

SEK - Swedish Krona

See notes to consolidated financial statements

17

International Income Portfolio as of October 31, 2010

CONSOLIDATED PORTFOLIO OF INVESTMENTS CONT’D

TRY - New Turkish Lira
TWD - New Taiwan Dollar
USD - United States Dollar
UYU - Uruguayan Peso
ZMK - Zambian Kwacha

(1)	Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(2)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2010, the aggregate value of these securities is $2,235,371 or 1.3% of the Portfolio’s net assets.

(3)	Amount is less than 0.05%.

(4)	Security represents a structured security whose market value and interest rate are linked to the performance of the underlying security.

(5)	Weighted average fixed-rate coupon that changes/updates monthly.

(6)	Adjustable rate mortgage security. Rate shown is the rate at October 31, 2010.

(7)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(8)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2010.

(9)	Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio, an affiliated investment company, for the year ended October 31, 2010 was $29,682 and $0, respectively.

See notes to consolidated financial statements

18

International Income Portfolio as of October 31, 2010

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities

As of October 31, 2010

Assets

Unaffiliated investments, at value (identified cost, $140,414,471)	$148,936,011
Affiliated investment, at value (identified cost, $17,001,476)	17,001,476
Cash	2,807,920
Cash collateral on deposit at broker	4,320
Foreign currency, at value (identified cost, $220,797)	223,742
Interest receivable	1,158,081
Interest receivable from affiliated investment	2,678
Receivable for open forward foreign currency exchange contracts	1,342,689
Receivable for closed forward foreign currency exchange contracts	75,752
Receivable for open swap contracts	59,222
Receivable for closed swap contracts	41,501
Receivable for closed options	33,564
Premium paid on open swap contracts	261,224

Total assets	$171,948,180

Liabilities

Payable for investments purchased	$1,112,259
Payable for variation margin on open financial futures contracts	1,094
Payable for open forward foreign currency exchange contracts	1,682,579
Payable for closed forward foreign currency exchange contracts	9,464
Payable for open swap contracts	141,866
Payable for closed swap contracts	2,610
Payable to affiliates:
Investment adviser fee	88,465
Trustees’ fees	504
Accrued expenses	203,890

Total liabilities	$3,242,731

Net Assets applicable to investors’ interest in Portfolio	$168,705,449

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$160,554,161
Net unrealized appreciation	8,151,288

Total	$168,705,449

Consolidated Statement of Operations

For the Year Ended
October 31, 2010

Investment Income

Interest (net of foreign taxes, $109,474)	$3,818,279
Dividends (net of foreign taxes, $211)	1,904
Interest allocated from affiliated investments	34,047
Expenses allocated from affiliated investments	(4,365)

Total investment income	$3,849,865

Expenses

Investment adviser fee	$688,448
Trustees’ fees and expenses	4,787
Custodian fee	259,631
Legal and accounting services	90,637
Miscellaneous	15,980

Total expenses	$1,059,483

Deduct —
Reduction of custodian fee	$33

Total expense reductions	$33

Net expenses	$1,059,450

Net investment income	$2,790,415

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$1,928,418
Investment transactions allocated from affiliated investments	1,513
Written options	152,300
Financial futures contracts	329,890
Swap contracts	808,305
Foreign currency and forward foreign currency exchange contract transactions	(4,333,910)

Net realized loss	$(1,113,484)

Change in unrealized appreciation (depreciation) —
Investments	$5,789,961
Written options	(83,337)
Financial futures contracts	12,465
Swap contracts	(199,444)
Foreign currency and forward foreign currency exchange contracts	(741,443)

Net change in unrealized appreciation (depreciation)	$4,778,202

Net realized and unrealized gain	$3,664,718

Net increase in net assets from operations	$6,455,133

See notes to consolidated financial statements

19

International Income Portfolio as of October 31, 2010

CONSOLIDATED FINANCIAL STATEMENTS CONT’D

Consolidated Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2010	October 31, 2009

From operations —
Net investment income	$2,790,415	$1,608,888
Net realized gain (loss) from investment transactions, written options, financial futures contracts, swap contracts and foreign currency and forward foreign currency exchange contract transactions	(1,113,484)	1,562,625
Net change in unrealized appreciation (depreciation) from investments, written options, financial futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	4,778,202	5,892,610

Net increase in net assets from operations	$6,455,133	$9,064,123

Capital transactions —
Contributions	$95,656,439	$33,505,208
Withdrawals	(2,987,484)	(6,742,649)

Net increase in net assets from capital transactions	$92,668,955	$26,762,559

Net increase in net assets	$99,124,088	$35,826,682

Net Assets

At beginning of year	$69,581,361	$33,754,679

At end of year	$168,705,449	$69,581,361

See notes to consolidated financial statements

20

International Income Portfolio as of October 31, 2010

CONSOLIDATED FINANCIAL STATEMENTS CONT’D

Consolidated Supplementary Data

	Year Ended October 31,
				Period Ended
	2010	2009	2008	October 31, 2007(1)

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(2)	0.96%	0.90%	1.01%	1.35	%(3)
Net investment income	2.51%	3.34%	4.01%	3.75	%(3)
Portfolio Turnover	45%	28%	14%	2	%(4)

Total Return	1.85%	20.91%	(0.64)%	10.05	%(4)

Net assets, end of period (000’s omitted)	$168,705	$69,581	$33,755	$23,580

(1)	For the period from the start of business, June 27, 2007, to October 31, 2007.

(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(3)	Annualized.

(4)	Not annualized.

See notes to consolidated financial statements

21

International Income Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1   Significant Accounting Policies

International Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. Total return is defined as income plus capital appreciation. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2010, Eaton Vance International Income Fund, Eaton Vance International (Cayman Islands) Strategic Income Fund and Eaton Vance Strategic Income Fund held an interest of 5.1%, 13.6% and 81.2%, respectively, in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance IIP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2010 were $8,761,676 or 5.2% of the Portfolio’s consolidated net assets. The accompanying Consolidated Financial Statements include the accounts of the Subsidiary, which commenced operations in May 2010. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned mortgage-backed securities) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Most seasoned, fixed rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term debt securities purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Precious metals are valued at the New York composite mean quotation reported by Bloomberg at the valuation time. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Interest rate swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract. Future cash flows are discounted to their present value using swap rates provided by electronic data services or by broker/dealers. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Foreign securities and currencies

22

International Income Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends, interest, and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

The Portfolio is subject to a two percent transaction tax on foreign currency inflows for new investments in Brazil. Such tax is included in net realized gain (loss) on foreign currency.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases

23

International Income Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial Futures Contracts — The Portfolio may enter into financial futures contracts. The Portfolio’s investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Portfolio enters into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contract is adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contract has been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with

24

International Income Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

the Portfolio’s policies on investment valuations discussed above. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

M  Interest Rate Swaps — Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

N  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

O  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no benefits from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up-front payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

P  Total Return Swaps — In a total return swap, the Portfolio makes payments at a rate equal to a predetermined spread to the one or three-month LIBOR. In exchange, the Portfolio receives payments based on the rate of return of a benchmark industry index or basket of securities. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. Periodic payments received or made are recorded as realized gains or losses. The value of the swap is determined by changes in the relationship between the rate of interest and the benchmark industry index or basket of securities. The Portfolio is exposed to credit loss in the event of

25

International Income Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of interest rates, securities, or the index.

Q  Repurchase Agreements — The Portfolio may enter into repurchase agreements with banks and broker-dealers determined to be creditworthy by the Portfolio’s investment adviser. Under a repurchase agreement, the Portfolio buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price for settlement at a later date. At the time the Portfolio enters into a repurchase agreement, it typically receives collateral at least equal to the repurchase price. The value of the collateral will be marked to market daily and, except in the case of a repurchase agreement entered to facilitate a short sale, the value of such collateral will at least equal 90% of such repurchase price. The terms of a repurchase agreement entered into to facilitate a short sale may provide that the value of collateral received by the Portfolio is less than the repurchase price. In such a case, the Portfolio will segregate liquid assets equal to the marked to market value of its obligation to the counterparty to the repurchase agreement. In the event of bankruptcy of the counterparty or a third party custodian, the Portfolio might experience delays in recovering its cash or experience a loss.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 0.625% of its respective average daily net assets up to $1 billion and at reduced rates on daily net assets of $1 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. Prior to its liquidation in February 2010, the portion of the adviser fee payable by Cash Management Portfolio, an affiliated investment company, on the Portfolio’s investment of cash therein was credited against the Portfolio’s investment adviser fee. The Portfolio currently invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2010, the Portfolio’s investment adviser fee totaled $691,226 of which $2,778 was allocated from Cash Management Portfolio and $688,448 was paid or accrued directly by the Portfolio.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, for the year ended October 31, 2010 were as follows:

Purchases

Investments (non-U.S. Government)	$27,178,046
U.S. Government and Agency Securities	7,583,845

$34,761,891

Sales

Investments (non-U.S. Government)	$18,490,999
U.S. Government and Agency Securities	6,084,464

$24,575,463

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$157,823,364

Gross unrealized appreciation	$8,354,195
Gross unrealized depreciation	(240,072)

Net unrealized appreciation	$8,114,123

The net unrealized depreciation on swaps, written options, futures, foreign currency and forward foreign currency exchange contracts at October 31, 2010 on a federal income tax basis was $1,272,712.

5   Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written

26

International Income Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

options, forward foreign currency exchange contracts, financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2010 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

				Net Unrealized
Settlement				Appreciation
Date	Deliver	In Exchange For	Counterparty	(Depreciation)

11/1/10	Euro 21,220,398	United States Dollar 29,852,644	JPMorgan Chase Bank	$318,092
11/4/10	Sri Lankan Rupee 20,070,000	United States Dollar 172,201	HSBC Bank USA	(7,534)
11/10/10	Euro 4,042,597	United States Dollar 5,652,747	Standard Chartered Bank	26,789
11/16/10	Euro 12,090,398	United States Dollar 16,820,948	Bank of America	(3,704)
11/22/10	Euro 745,324	United States Dollar 1,038,792	Goldman Sachs, Inc.	1,693
12/1/10	Euro 300,000	United States Dollar 413,838	Deutsche Bank	(3,560)
12/2/10	Mexican Peso 5,785,000	United States Dollar 438,158	Bank of America	(29,442)
12/2/10	Mexican Peso 10,760,000	United States Dollar 805,389	Barclays Bank PLC	(64,339)
12/2/10	Mexican Peso 10,240,000	United States Dollar 767,012	Credit Suisse	(60,684)
12/2/10	Mexican Peso 10,240,000	United States Dollar 768,509	HSBC Bank USA	(59,187)
12/20/10	Swiss Franc 2,999,402	United States Dollar 3,049,334	Goldman Sachs, Inc.	120
1/10/11	Euro 2,922,215	United States Dollar 4,105,793	Goldman Sachs, Inc.	42,292
2/23/11	Euro 1,197,183	United States Dollar 1,667,098	JPMorgan Chase Bank	3,531
3/18/11	Sri Lankan Rupee 8,460,000	United States Dollar 69,515	HSBC Bank USA	(5,946)
3/25/11	Sri Lankan Rupee 7,320,000	United States Dollar 60,471	Standard Chartered Bank	(4,809)
3/31/11	Euro 250,000	United States Dollar 337,200	HSBC Bank USA	(9,972)
4/6/11	Israeli Shekel 1,380,000	United States Dollar 370,739	Barclays Bank PLC	(7,934)
4/6/11	Israeli Shekel 1,378,000	United States Dollar 370,132	Citigroup Global Markets	(7,992)
4/6/11	Israeli Shekel 2,835,000	United States Dollar 728,230	Citigroup Global Markets	(49,696)
4/6/11	Israeli Shekel 2,758,000	United States Dollar 741,199	Deutsche Bank	(15,598)
4/6/11	Israeli Shekel 4,169,000	United States Dollar 1,071,447	Deutsche Bank	(72,529)
4/7/11	Euro 300,000	United States Dollar 401,961	HSBC Bank USA	(14,595)
4/29/11	Sri Lankan Rupee 5,000,000	United States Dollar 41,771	Standard Chartered Bank	(2,776)
7/7/11	Euro 4,554,000	United States Dollar 5,732,029	Deutsche Bank	(580,669)
1/27/12	Euro 2,600,000	United States Dollar 3,205,800	Deutsche Bank	(383,625)

				$(992,074)

Purchases

				Net Unrealized
Settlement				Appreciation
Date	In Exchange For	Deliver	Counterparty	(Depreciation)

11/4/10	Polish Zloty 25,710	Euro 6,435	Barclays Bank PLC	$63
11/4/10	Qatari Riyal 12,290,063	United States Dollar 3,375,556	Deutsche Bank	1,908
11/5/10	South Korean Won 148,400,000	United States Dollar 131,765	Bank of America	102
11/8/10	Indian Rupee 103,720,000	United States Dollar 2,201,656	Goldman Sachs, Inc.	131,123
11/8/10	Malaysian Ringgit 882,000	United States Dollar 283,939	Credit Suisse	(383)
11/10/10	British Pound Sterling 1,210,908	Euro 1,377,465	HSBC Bank USA	23,210
11/10/10	British Pound Sterling 796,792	United States Dollar 1,263,713	Goldman Sachs, Inc.	12,954
11/10/10	Kuwaiti Dinar 450,000	United States Dollar 1,588,983	Barclays Bank PLC	11,689
11/10/10	Russian Ruble 96,900,000	United States Dollar 3,240,152	HSBC Bank USA	(100,708)
11/12/10	Indonesian Rupiah 1,058,000,000	United States Dollar 117,295	Deutsche Bank	1,005
11/12/10	New Turkish Lira 232,471	United States Dollar 162,880	Bank of America	(1,114)
11/12/10	New Turkish Lira 101,621	United States Dollar 71,970	HSBC Bank USA	(1,256)
11/12/10	Polish Zloty 12,843,034	Euro 3,224,220	Bank of America	16,099
11/15/10	New Turkish Lira 736,999	United States Dollar 480,850	Bank of America	31,732
11/15/10	Polish Zloty 1,050,000	Euro 265,614	Credit Suisse	(1,552)
11/19/10	Indian Rupee 25,170,000	United States Dollar 567,659	Barclays Bank PLC	(2,420)
11/19/10	Indonesian Rupiah 3,365,370,000	United States Dollar 376,988	Citigroup Global Markets	(860)
11/19/10	Norwegian Krone 29,404,281	Euro 3,624,623	Goldman Sachs, Inc.	(27,433)
11/19/10	Swedish Krona 1,333,288	Euro 143,929	Citigroup Global Markets	(778)

27

International Income Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

Forward Foreign Currency Exchange Contracts (continued)

Purchases

				Net Unrealized
Settlement				Appreciation
Date	In Exchange For	Deliver	Counterparty	(Depreciation)

11/19/10	Thai Baht 50,000,000	United States Dollar 1,666,667	Barclays Bank PLC	$387
11/23/10	Singapore Dollar 4,235,844	United States Dollar 3,113,305	Goldman Sachs, Inc.	159,439
11/26/10	Indian Rupee 20,000,000	United States Dollar 448,129	Barclays Bank PLC	573
11/26/10	Indian Rupee 20,000,000	United States Dollar 448,129	Citigroup Global Markets	573
11/26/10	Indian Rupee 26,940,000	United States Dollar 603,630	Deutsche Bank	772
11/26/10	Indian Rupee 26,940,000	United States Dollar 603,630	Standard Chartered Bank	772
11/26/10	Indonesian Rupiah 27,987,000,000	United States Dollar 3,127,039	Credit Suisse	(524)
11/29/10	Zambian Kwacha 6,020,000,000	United States Dollar 1,167,798	Barclays Bank PLC	125,643
11/29/10	Zambian Kwacha 235,100,000	United States Dollar 48,454	Citigroup Global Markets	2,059
11/29/10	Zambian Kwacha 1,391,200,000	United States Dollar 263,485	Standard Chartered Bank	35,425
11/29/10	Zambian Kwacha 93,650,000	United States Dollar 18,977	Standard Chartered Bank	1,145
11/30/10	Ghanaian Cedi 2,205,000	United States Dollar 1,505,633	Barclays Bank PLC	18,916
12/2/10	Swedish Krona 21,620,000	Euro 2,317,564	Goldman Sachs, Inc.	9,341
12/6/10	Indonesian Rupiah 2,432,000,000	United States Dollar 271,945	Citigroup Global Markets	(421)
12/8/10	Malaysian Ringgit 882,000	United States Dollar 283,674	Credit Suisse	195
12/14/10	Kazak Tenge 358,182,000	United States Dollar 2,433,302	Deutsche Bank	(7,394)
12/14/10	Ugandan Schilling 3,465,600,000	United States Dollar 1,526,024	Citigroup Global Markets	(20,509)
12/16/10	Philippine Peso 35,250,000	United States Dollar 789,898	Credit Suisse	28,881
12/16/10	Swedish Krona 7,380,000	Euro 798,641	Goldman Sachs, Inc.	(7,617)
12/17/10	Colombian Peso 273,125,859	United States Dollar 152,397	Credit Suisse	(3,894)
12/22/10	Colombian Peso 8,630,000,000	United States Dollar 4,795,777	Credit Suisse	(102,910)
12/29/10	New Zealand Dollar 4,566,000	United States Dollar 3,315,692	HSBC Bank USA	149,288
12/29/10	Nigerian Naira 242,190,000	United States Dollar 1,560,000	Barclays Bank PLC	20,475
1/18/11	Canadian Dollar 1,216,567	United States Dollar 1,202,240	JPMorgan Chase Bank	(11,646)
1/28/11	Ukrainian Hryvnia 12,255,000	United States Dollar 1,518,211	Barclays Bank PLC	(5,559)
2/2/11	Kenyan Shilling 119,970,000	United States Dollar 1,482,942	Citigroup Global Markets	2,726
6/15/11	Yuan Renminbi 1,100,000	United States Dollar 166,541	Citigroup Global Markets	2,096
6/15/11	Yuan Renminbi 2,300,000	United States Dollar 347,958	HSBC Bank USA	4,646
1/19/12	Yuan Renminbi 470,000	United States Dollar 74,250	Barclays Bank PLC	(1,010)
6/7/12	Yuan Renminbi 26,100,000	United States Dollar 3,942,598	Barclays Bank PLC	156,935

				$652,184

At October 31, 2010, closed forward foreign currency purchases and sales contracts excluded above amounted to a receivable of $75,752 and a payable of $9,464.

Futures Contracts

					Net
Expiration			Aggregate		Unrealized
Date	Contracts	Position	Cost	Value	Depreciation

12/10	4 U.S. 5-Year Treasury Note	Short	$(480,375)	$(486,313)	$(5,938)

					$(5,938)

Interest Rate Swaps

		Portfolio
	Notional	Pays/				Net
	Amount	Receives	Floating	Annual		Unrealized
	(000’s	Floating	Rate	Fixed	Termination	Appreciation
Counterparty	omitted)	Rate	Index	Rate	Date	(Depreciation)

Bank of America	ILS 380	Receive	3-month ILS TELBOR	4.20%	11/19/14	$(6,727)

Bank of America	ILS 400	Receive	3-month ILS TELBOR	4.54	1/6/15	(8,289)

Barclays Bank PLC	ILS 178	Receive	3-month ILS TELBOR	5.15	3/5/20	(4,307)

Barclays Bank PLC	ILS 181	Receive	3-month ILS TELBOR	5.16	3/8/20	(4,401)

JPMorgan Chase Bank	BRL 2,569	Pay	Brazil Interbank Deposit Rate	9.67	1/3/11	3,336

						$(20,388)

BRL - Brazilian Real
ILS - Israeli Shekel

Credit Default Swaps — Buy Protection

		Notional	Contract			Net
		Amount	Annual			Unrealized
Reference		(000’s	Fixed		Termination	Appreciation
Entity	Counterparty	omitted)	Rate*		Date	(Depreciation)

Austria	Barclays Bank PLC	$200	0.44%		12/20/13	$506

Austria	Barclays Bank PLC	100	1.42		3/20/14	(3,028)

Egypt	Bank of America	100	1	.00(1)	6/20/15	(896)

Egypt	Citigroup Global Markets	50	1	.00(1)	6/20/20	(337)

28

International Income Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

Credit Default Swaps — Buy Protection (continued)

		Notional		Contract			Net
		Amount		Annual			Unrealized
Reference		(000’s		Fixed		Termination	Appreciation
Entity	Counterparty	omitted)		Rate*		Date	(Depreciation)

Egypt	Citigroup Global Markets		$50	1	.00%(1)	6/20/20	$(68)

Egypt	Deutsche Bank		150	1	.00(1)	6/20/15	(287)

Egypt	Deutsche Bank		50	1	.00(1)	6/20/15	(503)

Egypt	Deutsche Bank		50	1	.00(1)	6/20/20	(100)

Kazakhstan	Citigroup Global Markets		100	1	.00(1)	6/20/15	(320)

Kazakhstan	Deutsche Bank		100	1	.00(1)	6/20/15	(279)

Lebanon	Barclays Bank PLC		100	1	.00(1)	12/20/14	591

Lebanon	Citigroup Global Markets		200	1	.00(1)	12/20/14	989

Lebanon	Citigroup Global Markets		100	1	.00(1)	3/20/15	1,925

Lebanon	Citigroup Global Markets		150	3.30		9/20/14	(3,176)

Lebanon	Credit Suisse		100	1	.00(1)	3/20/15	1,253

Lebanon	Credit Suisse		100	1	.00(1)	3/20/15	1,217

Lebanon	Deutsche Bank		100	1	.00(1)	3/20/15	1,695

Malaysia	Bank of America		100	0.83		12/20/14	(1,029)

Malaysia	Barclays Bank PLC		200	0.82		12/20/14	(1,975)

Malaysia	Barclays Bank PLC		200	2.40		3/20/14	(13,172)

Malaysia	Citigroup Global Markets		200	2.45		3/20/14	(13,520)

Philippines	Barclays Bank PLC		72	1	.00(1)	3/20/15	(1,445)

Philippines	Barclays Bank PLC		300	1.70		12/20/14	(8,001)

Philippines	Barclays Bank PLC		200	1.84		12/20/14	(6,499)

Philippines	Barclays Bank PLC		100	1.85		12/20/14	(3,291)

Philippines	Citigroup Global Markets		100	1.84		12/20/14	(3,250)

Philippines	Deutsche Bank		100	1	.00(1)	3/20/15	(2,226)

Philippines	JPMorgan Chase Bank		71	1	.00(1)	3/20/15	(1,425)

Philippines	JPMorgan Chase Bank		300	1.69		12/20/14	(7,877)

Russia	Citigroup Global Markets		100	1	.00(1)	6/20/15	229

Russia	Credit Suisse		100	1	.00(1)	3/20/15	175

Russia	Credit Suisse		100	1	.00(1)	6/20/15	308

Russia	Deutsche Bank		100	1	.00(1)	6/20/15	308

South Africa	Bank of America		200	1	.00(1)	12/20/19	(2,489)

South Africa	Barclays Bank PLC		200	1	.00(1)	12/20/19	(3,811)

South Africa	Citigroup Global Markets		100	1	.00(1)	12/20/19	(2,576)

South Africa	Credit Suisse		100	1	.00(1)	3/20/20	(1,877)

South Africa	JPMorgan Chase Bank		100	1	.00(1)	12/20/19	(2,815)

South Africa	JPMorgan Chase Bank		100	1	.00(1)	3/20/20	(2,657)

South Africa	JPMorgan Chase Bank		100	1	.00(1)	3/20/20	(1,058)

South Africa	JPMorgan Chase Bank		100	1	.00(1)	3/20/20	(914)

Spain	Barclays Bank PLC		100	1	.00(1)	3/20/20	7,596

Spain	Citigroup Global Markets		200	1	.00(1)	3/20/20	6,849

Spain	Citigroup Global Markets		100	1	.00(1)	3/20/20	6,150

Spain	Deutsche Bank		100	1	.00%(1)	3/20/20	6,293

Spain	Deutsche Bank		200	1	.00(1)	3/20/20	6,849

Thailand	Barclays Bank PLC		200	0.97		9/20/19	1,087

Thailand	Citigroup Global Markets		200	0.86		12/20/14	(832)

Thailand	Citigroup Global Markets		100	0.95		9/20/19	705

Thailand	JPMorgan Chase Bank		100	0.87		12/20/14	(458)

Uruguay	Deutsche Bank		100	1	.00(1)	6/20/20	1

Banco Comercial Portugues, S.A.	JPMorgan Chase Bank		70	1	.00(1)	3/20/15	8,201

Banco de Sabadell, S.A.	JPMorgan Chase Bank		70	3	.00(1)	3/20/15	780

Citibank Corp.	Bank of America		420	1	.00(1)	9/20/20	(11,748)

Citibank Corp.	JPMorgan Chase Bank		420	1	.00(1)	9/20/20	(13,284)

Erste Group Bank AG	Barclays Bank PLC		70	1	.00(1)	3/20/15	(110)

ING Verzekeringen N.V.	JPMorgan Chase Bank		70	1	.00(1)	3/20/15	1,851

iTraxx Europe Subordinated Financials 5-Year Index	JPMorgan Chase Bank	EUR	300	1	.00(1)	12/20/15	293

Rabobank Nederland NV	JPMorgan Chase Bank		70	1	.00(1)	3/20/15	35

Raiffeisen Zentralbank	Barclays Bank PLC		70	1	.00(1)	3/20/15	(809)

							$(62,256)

*	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

EUR - Euro

Written currency call options activity for the year ended October 31, 2010 was as follows:

	Principal
	Amount of Contracts	Premiums
	(000’s omitted)	Received

Outstanding, beginning of year	JPY 1,335,000	$152,300
Options expired	JPY (1,335,000)	(152,300)

Outstanding, end of year	—	$—

JPY - Japanese Yen

29

International Income Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

At October 31, 2010, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Credit Risk: The Portfolio enters into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which the Portfolio may otherwise invest, or to enhance return.

Equity Risk: The Portfolio enters into total return swap agreements on a security, basket of securities or an index to enhance return, to change the duration of the overall portfolio, to hedge against fluctuations in securities prices or interest rates or as substitution for the purchase or sale of securities. The Portfolio also enters into equity index futures contracts to enhance return.

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts and currency options to enhance return, to hedge against fluctuations in currency exchange rates, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio holds fixed-rate bonds. The value of these bonds may decrease if interest rates rise. To hedge against this risk, the Portfolio enters into interest rate and cross-currency swap contracts. The Portfolio also enters into interest rate swap agreements to enhance return or as a subsitution for the purchase or sale of securities. The Portfolio also purchases and sells U.S. Treasury and foreign debt futures contracts to hedge against changes in interest rates.

The Portfolio enters into swap contracts and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2010, the fair value of derivatives with credit-related contingent features in a net liability position was $1,307,327.

The non-exchange traded derivatives in which the Portfolio invests, including swap contracts, over-the-counter options and forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. The Portfolio is not subject to counterparty credit risk with respect to its written options as the Portfolio, not the counterparty, is obligated to perform under such derivatives. At October 31, 2010, the maximum amount of loss the Portfolio would incur due to counterparty risk was $1,477,663, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $356,962. Such maximum amount would be reduced by any unamortized upfront payments received by the Portfolio. Such amount would be increased by any unamortized upfront payments made by the Portfolio. To mitigate this risk, the Portfolio has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio or the counterparty. At October 31, 2010, the maximum amount of loss the Portfolio would incur due to counterparty risk would be reduced by approximately $517,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2010 was as follows:

	Fair Value
Consolidated Statement of			Foreign	Interest
Assets and Liabilities Caption	Credit	Equity	Exchange	Rate

Receivable for open and closed forward foreign currency exchange contracts	$—	$—	$1,418,441	$—
Receivable for open swap contracts	55,886	—	—	3,336

Total Asset Derivatives	$55,886	$—	$1,418,441	$3,336

Net unrealized depreciation	$—	$—	$—	$(5,938)*
Payable for open and closed forward foreign currency exchange contracts	—	—	(1,692,043)	—
Payable for open swap contracts	(118,142)	—	—	(23,724)

Total Liability Derivatives	$(118,142)	$—	$(1,692,043)	$(29,662)

*	Amount represents cumulative unrealized depreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the year ended October 31, 2010 was as follows:

30

International Income Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

Consolidated Statement of			Foreign	Interest
Operations Caption	Credit	Equity	Exchange	Rate

Net realized gain (loss) –
Investment transactions	$—	$—	$(163,800)	$—
Written options	—	—	152,300	—
Financial futures contracts	—	(14,584)	—	344,474
Swap contracts	1,238,903	(20,242)	—	(410,356)
Foreign currency and forward foreign currency exchange contract transactions	—	—	(4,006,373)	—

Total	$1,238,903	$(34,826)	$(4,017,873)	$(65,882)

Change in unrealized appreciation (depreciation) –
Investments	$—	$—	$158,038	$—
Written options	—	—	(83,337)	—
Financial futures contracts	—	—	—	12,465
Swap contracts	(326,009)	3,236	—	123,329
Foreign currency and forward foreign currency exchange contracts	—	—	(784,761)	—

Total	$(326,009)	$3,236	$(710,060)	$135,794

The average notional amounts of futures contracts, forward foreign currency exchange contracts and swap contracts outstanding during the year ended October 31, 2010, which are indicative of the volume of these derivative types, were approximately $7,202,000, $94,951,000 and $13,837,000, respectively.

The average principal amount of purchased option contracts outstanding during the year ended October 31, 2010, which is indicative of the volume of this derivative type, was approximately $4,651,000.

6   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2010.

7   Risks Associated with Foreign Investments

Investing in securities issued by entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

8   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2010, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

31

International Income Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Foreign Government Bonds	$—	$38,649,651	$—	$38,649,651
Collateralized Mortgage Obligations	—	5,171,498	—	5,171,498
Mortgage Pass-Throughs	—	18,930,081	—	18,930,081
Precious Metals	5,979,255	—	—	5,979,255
Short-Term – Foreign Government Securities	—	80,205,526	—	80,205,526
Short-Term – Other Securities	—	17,001,476	—	17,001,476

Total Investments	$5,979,255	$159,958,232	$—	$165,937,487

Forward Foreign Currency Exchange Contracts	$—	$1,418,441	$—	$1,418,441
Swap Contracts	—	59,222	—	59,222

Total	$5,979,255	$161,435,895	$—	$167,415,150

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(1,692,043)	$—	$(1,692,043)
Swap Contracts	—	(141,866)	—	(141,866)
Futures Contracts	(5,938)	—	—	(5,938)

Total	$(5,938)	$(1,833,909)	$—	$(1,839,847)

The Portfolio held no investments or other financial instruments as of October 31, 2009 whose fair value was determined using Level 3 inputs.

32

International Income Portfolio as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of International Income Portfolio:
We have audited the accompanying consolidated statement of assets and liabilities of International Income Portfolio and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2010, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated supplementary data for each of the three years in the period then ended and the period from the start of business, June 27, 2007, to October 31, 2007. These consolidated financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated supplementary data referred to above present fairly, in all material respects, the financial position of International Income Portfolio and subsidiary as of October 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the supplementary data for each of the three years in the period then ended and the period from the start of business, June 27, 2007, to October 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 23, 2010

33

Eaton Vance International Income Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

34

Eaton Vance International Income Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance International Income Fund (the “Fund”) with Eaton Vance Management (“EVM”), as well as the terms of the investment advisory agreement for International Income Portfolio, the portfolio in which the Fund invests (the “Portfolio”), with Boston Management and Research (“BMR”), an affiliate of EVM (EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the “Adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory agreements for the Fund and the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services to be provided to the Fund by EVM and to the Portfolio by BMR.

The Board considered EVM’s and BMR’s management capabilities and investment process with respect to the types of investments to be held by the Fund and the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and the Portfolio. The Board specifically noted EVM’s and BMR’s expertise with respect to global markets and in-house research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods to recruit and retain investment personnel, and the time and attention devoted to the Fund and Portfolio in the complex by senior management.

The Board noted that under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it may receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio. The Trustees considered the potential benefits to the Fund of the ability to make direct investments, such as an improved ability to: manage the Fund’s duration, or other general market exposures, using certain derivatives; add exposure to specific market sectors or asset classes without changing the Portfolio’s investments, which would affect any other fund investing in the Portfolio; hedge some of the general market risks of the Portfolio while retaining the value added by the individual manager; and hedge a portion of the exposures of the Portfolio while retaining others (e.g., hedging the U.S. government exposure of the Portfolio while retaining its exposure to high-grade corporate bonds).

The Board also reviewed the compliance programs of EVM and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities.

35

Eaton Vance International Income Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

The Board also evaluated the responses of EVM and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of comparable funds identified by an independent data provider as well as a peer group of similarly managed funds and appropriate benchmark indices. The Board reviewed comparative performance data for the one-year period ended September 30, 2009 for the Fund. On the basis of the foregoing and other relevant information provided by the Adviser in response to inquiries from the Contract Review Committee, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates to be paid by the Fund directly or indirectly through its pro rata share of the expenses of the Portfolio (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the fund complex level. In considering the Fund’s total expense ratio and management fees, the Board noted the impact of the Fund’s use of leverage. The Board considered the fact that EVM had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by EVM and BMR, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolios increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. The Board noted the structure of the advisory fee, which includes breakpoints at several asset levels both at the Fund and at the Portfolio level. Based upon the foregoing, the Board concluded that the Adviser and its affiliates and the Fund can be expected to continue to share such benefits equitably.

36

Eaton Vance International Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and International Income Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 184 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	184	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Of the Trust since 2005 and of the Portfolio since 2007	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	184	None

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	184	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Of the Trust since 2003 and of the Portfolio since 2007	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	184	None

Ronald A. Pearlman 1940	Trustee	Of the Trust since 2003 and of the Portfolio since 2007	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	184	None

37

Eaton Vance International Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	184	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2007	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	184	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board and Trustee of the Portfolio since 2007 and Trustee of the Trust since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	184	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

William H. Ahern, Jr. 1959	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

John R. Baur 1970	Vice President	Of the Trust since 2008 and of the Portfolio since 2007	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 37 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 1967	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Officer of 49 registered investment companies managed by EVM or BMR.

Michael A. Cirami 1975	Vice President	Of the Trust since 2008 and of the Portfolio since 2007	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 1963	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 96 registered investment companies managed by EVM or BMR.

John H. Croft 1962	Vice President of the Trust	Since 2010	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 1972	Vice President of the Trust	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Christine M. Johnston 1972	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Aamer Khan 1960	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

38

Eaton Vance International Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Thomas H. Luster 1962	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 1961	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 33 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 1957	Vice President of the Trust	Since 2001	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Judith A. Saryan 1954	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Susan Schiff 1961	Vice President	Of the Trust since 2002 and of the Portfolio since 2007	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Thomas Seto 1962	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

David M. Stein 1951	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

Eric A. Stein 1980	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Originally joined EVM in July 2002. Prior to re-joining EVM in September 2008, Mr. Stein worked at the Federal Reserve Bank of New York (2007-2008) and attended business school in Chicago, Illinois. Officer of 34 registered investment companies managed by EVM or BMR.

Dan R. Strelow 1959	Vice President of the Trust	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 33 registered investment companies managed by EVM or BMR.

Mark S. Venezia 1949	Vice President of the Trust and President of the Portfolio	Since 2007	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Adam A. Weigold 1975	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 73 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Of the Trust since 2004 of the Portfolio since 2007	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Fund (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

39

This Page Intentionally Left Blank

Investment Adviser of
International Income Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Investment Adviser and Administrator of
Eaton Vance International Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance International Income Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus, if available. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus, if available, contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

3042-12/10	INTLISRC

Eaton Vance
Investment Managers

Annual Report October 31, 2010

EATON VANCE LOW DURATION FUND

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Low Duration Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Susan Schiff, CFA
Portfolio Manager
Economic and Market Conditions
•	The 12-month period ending October 31, 2010, opened with early signs of economic recovery and significantly less volatility in the credit markets than in the previous period. Economic growth, while slow, returned during the period, with GDP (gross domestic product) for all four quarters posting positive results.

•	Throughout the year, the Federal Reserve Board (the Fed) held policy rates between 0.00% and 0.25%, acknowledging the slow pace of economic recovery and employment, as well as the relative stability of the inflation outlook. The Fed also telegraphed its intention to institute a second round of quantitative easing, which would entail purchasing significant amounts of longer-term Treasury securities in an effort to accelerate economic recovery.

•	There were significant changes in all but the shortest yields on the U.S. Treasury curve during the year, the most significant coming in the 3- to 10-year portion of the curve, where there was a decline in yields of between 80 basis points (0.80%) and 115 basis points (1.15%).

•	Most of the government programs aimed at bolstering the economy had run their course by period end. Some of these programs were directed at freeing up capital and providing access to credit; others were more targeted to helping existing homeowners avoid foreclosure and maintaining affordability for new homeowners. One of the most significant steps taken was the Fed’s purchase of mortgage-backed securities (MBS) in the secondary market. Although this program to sustain lower mortgage rates ended on March 31, 2010, the Fed purchased a total of $1.25 trillion in U.S. Government Agency MBS. This purchase program was generally considered to be well managed, and its conclusion did not cause a disruption in the MBS market.
Management Discussion
•	The Fund[1] seeks total return, an objective it pursues primarily through investments in securities issued by the U.S. government (or its agencies and instrumentalities). At least 90% of the Fund’s net assets are invested in investment-grade securities.

•	During the 12-month period ending October 31, 2010, the Fund outperformed the BofA Merrill Lynch 1-3 Year Treasury Index (the Index), and its Class A and Class I shares outperformed the average return of the funds in the Lipper Short U.S. Government Funds Classification.[3] The Fund’s excess performance versus the Index was primarily the result of an approximate 7% allocation to bank loans in the Floating Rate Portfolio and a slight tightening in the yield spreads between MBS and Treasuries. In the seasoned MBS market on which the Fund focuses—typically comprising securities originated in the 1980s and 1990s—this yield spread tightened by approximately 20 basis points (0.20%) during the period. Principal prepayment rates on the Fund’s seasoned MBS were relatively stable for the entire period, paying consistently at an annualized rate in the low-to-mid teens.

•	Bank loan performance, as measured by the S&P/ LSTA Leveraged Loan Index, was relatively strong for the year ending October 31, 2010, returning 11.91%. The bank loan market was supported by greater

Total Return Performance
10/31/09 – 10/31/10

Class A2	3.86%
Class B2	3.09
Class C2	3.23
Class I2	4.00
BofA Merrill Lynch 1-3 Year U.S. Treasury Index[3]	2.54
Lipper Short U.S. Government Funds Average[3]	3.36
See page 3 for more performance information.

[1]	The Fund pursues its objective by investing in one or more registered investment companies (each a “Portfolio”) that are managed by Eaton Vance Management or its affiliates. The Fund currently invests in Investment Portfolio, Government Obligations Portfolio and Floating Rate Portfolio (collectively, the “Portfolios”). References to investments are to the Portfolios’ holdings.

[2]	These returns do not include the 2.25% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares and Class C shares. Class I shares are offered at net asset value (NAV). If sales charges were deducted, the returns would be lower.

[3]	It is not possible to invest directly in an Index or Lipper Classification. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper average is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Low Duration Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
inflows, as investors were not only searching for higher yields but also appeared to be growing more comfortable with incremental credit risk in an environment of improving business fundamentals among bank loan issuers and evidence of a stabilizing U.S. economy.

•	The Fund’s investment emphasis remained on seasoned U.S. Government Agency MBS during the entire period. As these seasoned MBS were typically originated decades ago, they tend to have lower loan-to-home value ratios, meaning that the underlying homeowners have more equity in their homes than the average borrower. In addition, these loans are guaranteed by government agencies. Within the seasoned MBS market, the Fund focused on seasoned adjustable-rate mortgages (seasoned ARMs). Also, the Fund continued to add exposure to U.S. Government Agency for International Development (AID) bonds and U.S. Government Agency debentures. Both of these additions were made because of management’s belief that these areas represented relative value within the Fund’s allowable markets. The Fund had no direct exposure to the subprime lending market or to non-agency MBS during the period.

•	As the economy continued to show disappointingly slow signs of stabilization and positive growth and the Fed continued to keep longer-term rates low by purchasing bonds, the Fund lengthened its duration slightly with an increase from 1.51 years at the beginning of the 12-month period to 1.83 years as of October 31, 2010. Duration indicates price sensitivity to changes in interest rates of a fixed-income security or portfolio based on the timing of anticipated principal and interest payments. A shorter duration instrument normally has less exposure to interest-rate risk than a longer duration instrument.
Portfolio Composition
Diversification by Sectors1
By total investments

[1]	The Diversification by Sectors breakdown reflects the Fund’s investments in Investment Portfolio, Government Obligations Portfolio and Floating Rate Portfolio as of 10/31/10. Sectors are shown as a percentage of the Fund’s total investments in the Portfolios.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information may not be representative of the Portfolios’ current or future investments and may change due to active management.

2

Eaton Vance Low Duration Fund as of October 31, 2010
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the BofA Merrill Lynch 1-3 Year U.S. Treasury Index, an unmanaged market index of short-term U.S. Treasury securities, and the Lipper Short U.S. Government Funds Classification. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the BofA Merrill Lynch 1-3 Year U.S. Treasury Index and the Lipper Short U.S. Government Funds Classification. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance[1]	Class A	Class B	Class C	Class I
Class Share Symbol	EALDX	EBLDX	ECLDX	EILDX

Average Annual Total Returns (at net asset value)

One year	3.86%	3.09%	3.23%	4.00%
Five years	4.69	3.94	4.08	N.A.
Life of Fund†	3.38	2.61	2.76	5.62

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One year	1.53%	0.09%	2.23%	4.00%
Five years	4.22	3.94	4.08	N.A.
Life of Fund†	3.09	2.61	2.76	5.62

†	Inception Dates — Class A: 9/30/02; Class B: 9/30/02; Class C: 9/30/02; Class I: 5/4/09

[1]	Average Annual Total Returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered at NAV. Absent a fee waiver and/or expense reimbursement by the investment adviser and administrator, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 2.25% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 3% — 1st year; 2.5% — 2nd year; 2.0% — 3rd year; 1% — 4th year. SEC returns for Class C reflect a 1% CDSC for the first year.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Gross Expense Ratio	1.05%	1.80%	1.65%	0.80%
Net Expense Ratio	1.00	1.75	1.60	0.75

[2]	Source: Prospectus dated 3/1/10. The net expense ratio reflects a contractual expense reimbursement that continues through 2/28/11. Thereafter, the expense reimbursement may be changed or terminated at any time. Without this expense reimbursement, performance would have been lower.

*	Source: Lipper Inc. Class A of the Fund commenced operations on 9/30/02.

A $10,000 hypothetical investment at net asset value in Class B and Class C shares on 9/30/02 (commencement of operations) and Class I shares on 5/4/09 (commencement of operations) would have been valued at $12,314, $12,468 and $10,851, respectively, on 10/31/10. It is not possible to invest directly in an Index or Classification. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Low Duration Fund as of October 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 – October 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Low Duration Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/10)	(10/31/10)	(5/1/10 – 10/31/10)

Actual
Class A	$1,000.00	$1,020.40	$4.69
Class B	$1,000.00	$1,016.50	$8.49
Class C	$1,000.00	$1,017.30	$7.73
Class I	$1,000.00	$1,020.50	$3.41

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.60	$4.69
Class B	$1,000.00	$1,016.80	$8.49
Class C	$1,000.00	$1,017.50	$7.73
Class I	$1,000.00	$1,021.80	$3.41

*	Expenses are equal to the Fund’s annualized expense ratio of 0.92% for Class A shares, 1.67% for Class B shares, 1.52% for Class C shares and 0.67% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2010. The Example reflects the expenses of both the Fund and the Portfolios.

4

Eaton Vance Low Duration Fund as of October 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2010

Assets

Investment in Investment Portfolio, at value (identified cost, $484,871,835)	$508,294,308
Investment in Floating Rate Portfolio, at value (identified cost, $43,586,645)	46,768,539
Investment in Government Obligations Portfolio, at value (identified cost, $5,956,123)	6,921,547
Receivable for Fund shares sold	26,918,620

Total assets	$588,903,014

Liabilities

Payable for Fund shares redeemed	$1,275,353
Distributions payable	339,699
Payable to affiliates:
Distribution and service fees	201,065
Trustees’ fees	42
Accrued expenses	127,683

Total liabilities	$1,943,842

Net Assets	$586,959,172

Sources of Net Assets

Paid-in capital	$586,329,965
Accumulated net realized loss from Portfolios	(26,729,988)
Accumulated distributions in excess of net investment income	(210,596)
Net unrealized appreciation from Portfolios	27,569,791

Net Assets	$586,959,172

Class A Shares

Net Assets	$345,384,591
Shares Outstanding	37,504,825
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.21
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$9.42

Class B Shares

Net Assets	$9,589,480
Shares Outstanding	1,040,082
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.22

Class C Shares

Net Assets	$165,284,808
Shares Outstanding	17,930,556
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.22

Class I Shares

Net Assets	$66,700,293
Shares Outstanding	7,250,477
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.20

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2010

Investment Income

Interest allocated from Portfolios	$18,266,815
Dividends allocated from Portfolios	20
Expenses allocated from Portfolios	(2,895,160)

Total investment income from Portfolios	$15,371,675

Expenses

Distribution and service fees
Class A	$812,474
Class B	91,929
Class C	1,201,759
Trustees’ fees and expenses	502
Custodian fee	41,336
Transfer and dividend disbursing agent fees	326,097
Legal and accounting services	50,353
Printing and postage	84,709
Registration fees	129,651
Miscellaneous	151

Total expenses	$2,738,961

Net investment income	$12,632,714

Realized and Unrealized Gain (Loss) from Portfolios

Net realized gain (loss) —
Investment transactions	$2,118,890
Financial futures contracts	(15,668,812)
Foreign currency and forward foreign currency exchange contract transactions	165,629

Net realized loss	$(13,384,293)

Change in unrealized appreciation (depreciation) —
Investments	$19,750,923
Financial futures contracts	(517,352)
Foreign currency and forward foreign currency exchange contracts	(85,292)

Net change in unrealized appreciation (depreciation)	$19,148,279

Net realized and unrealized gain	$5,763,986

Net increase in net assets from operations	$18,396,700

See notes to financial statements

5

Eaton Vance Low Duration Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2010	October 31, 2009

From operations —
Net investment income	$12,632,714	$5,923,639
Net realized gain (loss) from investment transactions, financial futures contracts and foreign currency and forward foreign currency exchange contract transactions	(13,384,293)	9,253
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, foreign currency and forward foreign currency exchange contracts	19,148,279	12,021,182

Net increase in net assets from operations	$18,396,700	$17,954,074

Distributions to shareholders —
From net investment income
Class A	$(10,457,839)	$(5,345,710)
Class B	(229,017)	(242,870)
Class C	(3,693,893)	(1,808,951)
Class I	(992,231)	(13,006)
Tax return of capital
Class A	—	(625,003)
Class B	—	(28,395)
Class C	—	(211,496)
Class I	—	(1,521)

Total distributions to shareholders	$(15,372,980)	$(8,276,952)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$254,675,279	$246,909,769
Class B	6,253,148	7,254,246
Class C	94,691,457	82,195,986
Class I	70,118,891	14,721,450
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	8,687,732	4,219,076
Class B	173,332	173,867
Class C	2,738,300	1,480,956
Class I	229,816	5,024
Cost of shares redeemed
Class A	(176,758,556)	(78,601,217)
Class B	(2,410,735)	(3,110,031)
Class C	(33,994,604)	(19,819,488)
Class I	(18,207,477)	(388,341)
Net asset value of shares exchanged
Class A	2,820,641	3,657,079
Class B	(2,820,641)	(3,657,079)

Net increase in net assets from Fund share transactions	$206,196,583	$255,041,297

Net increase in net assets	$209,220,303	$264,718,419

	Year Ended	Year Ended
Net Assets	October 31, 2010	October 31, 2009

At beginning of year	$377,738,869	$113,020,450

At end of year	$586,959,172	$377,738,869

Accumulated distributions in excess of net investment income included in net assets

At end of year	$(210,596)	$(218,027)

See notes to financial statements

6

Eaton Vance Low Duration Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended October 31,

	2010	2009	2008	2007	2006

Net asset value — Beginning of year	$9.160	$8.720	$8.990	$9.060	$9.220

Income (Loss) From Operations

Net investment income(1)	$0.245	$0.270	$0.344	$0.397	$0.333
Net realized and unrealized gain (loss)	0.102	0.549	(0.191)	0.028	0.002

Total income from operations	$0.347	$0.819	$0.153	$0.425	$0.335

Less Distributions

From net investment income	$(0.297)	$(0.339)	$(0.423)	$(0.482)	$(0.495)
Tax return of capital	—	(0.040)	—	(0.013)	—

Total distributions	$(0.297)	$(0.379)	$(0.423)	$(0.495)	$(0.495)

Net asset value — End of year	$9.210	$9.160	$8.720	$8.990	$9.060

Total Return(2)	3.86%	9.57%	1.65%	4.82%	3.74%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$345,385	$254,074	$71,284	$20,998	$21,157
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)(5)	0.95%	1.00%	1.00%	1.17%	1.29%
Net investment income	2.67%	2.99%	3.83%	4.40%	3.65%
Portfolio Turnover of the Fund(6)	17%	38%	83%	81%	50%
Portfolio Turnover of Investment Portfolio	26%	34%	24%	35%	46%
Portfolio Turnover of Floating Rate Portfolio	39%	35%	7%	61%	50%
Portfolio Turnover of Government Obligations Portfolio	22%	28%	19%	n/a	2%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	The investment adviser waived its investment adviser and administration fee and/or the administrator reimbursed expenses (equal to 0.05%, 0.30%, 0.39% and 0.15% of average daily net assets for the years ended October 31, 2009, 2008, 2007 and 2006, respectively).

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

See notes to financial statements

7

Eaton Vance Low Duration Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended October 31,

	2010	2009	2008	2007	2006

Net asset value — Beginning of year	$9.170	$8.730	$9.000	$9.060	$9.210

Income (Loss) From Operations

Net investment income(1)	$0.177	$0.219	$0.290	$0.330	$0.266
Net realized and unrealized gain (loss)	0.102	0.530	(0.208)	0.036	0.010

Total income from operations	$0.279	$0.749	$0.082	$0.366	$0.276

Less Distributions

From net investment income	$(0.229)	$(0.277)	$(0.352)	$(0.413)	$(0.426)
Tax return of capital	—	(0.032)	—	(0.013)	—

Total distributions	$(0.229)	$(0.309)	$(0.352)	$(0.426)	$(0.426)

Net asset value — End of year	$9.220	$9.170	$8.730	$9.000	$9.060

Total Return(2)	3.09%	8.71%	0.85%	4.14%	3.07%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$9,589	$8,338	$7,290	$3,367	$6,491
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)(5)	1.70%	1.75%	1.75%	1.92%	2.04%
Net investment income	1.93%	2.44%	3.22%	3.66%	2.91%
Portfolio Turnover of the Fund(6)	17%	38%	83%	81%	50%
Portfolio Turnover of Investment Portfolio	26%	34%	24%	35%	46%
Portfolio Turnover of Floating Rate Portfolio	39%	35%	7%	61%	50%
Portfolio Turnover of Government Obligations Portfolio	22%	28%	19%	n/a	2%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	The investment adviser waived its investment adviser and administration fee and/or the administrator reimbursed expenses (equal to 0.05%, 0.30%, 0.39% and 0.15% of average daily net assets for the years ended October 31, 2009, 2008, 2007 and 2006, respectively).

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

See notes to financial statements

8

Eaton Vance Low Duration Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended October 31,

	2010	2009	2008	2007	2006

Net asset value — Beginning of year	$9.170	$8.730	$9.000	$9.060	$9.220

Income (Loss) From Operations

Net investment income(1)	$0.190	$0.218	$0.299	$0.342	$0.277
Net realized and unrealized gain (loss)	0.103	0.546	(0.203)	0.038	0.003

Total income from operations	$0.293	$0.764	$0.096	$0.380	$0.280

Less Distributions

From net investment income	$(0.243)	$(0.290)	$(0.366)	$(0.427)	$(0.440)
Tax return of capital	—	(0.034)	—	(0.013)	—

Total distributions	$(0.243)	$(0.324)	$(0.366)	$(0.440)	$(0.440)

Net asset value — End of year	$9.220	$9.170	$8.730	$9.000	$9.060

Total Return(2)	3.23%	8.89%	1.02%	4.30%	3.12%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$165,285	$100,970	$34,447	$16,298	$14,937
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)(5)	1.55%	1.60%	1.60%	1.78%	1.89%
Net investment income	2.07%	2.42%	3.32%	3.80%	3.04%
Portfolio Turnover of the Fund(6)	17%	38%	83%	81%	50%
Portfolio Turnover of Investment Portfolio	26%	34%	24%	35%	46%
Portfolio Turnover of Floating Rate Portfolio	39%	35%	7%	61%	50%
Portfolio Turnover of Government Obligations Portfolio	22%	28%	19%	n/a	2%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(4)	The investment adviser waived its investment adviser and administration fee and/or the administrator reimbursed expenses (equal to 0.05%, 0.30%, 0.39% and 0.15% of average daily net assets for the years ended October 31, 2009, 2008, 2007 and 2006, respectively).

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

See notes to financial statements

9

Eaton Vance Low Duration Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended	Period Ended
	October 31, 2010	October 31, 2009(1)

Net asset value — Beginning of period	$9.150	$8.970

Income (Loss) From Operations

Net investment income(2)	$0.267	$0.134
Net realized and unrealized gain	0.103	0.242

Total income from operations	$0.370	$0.376

Less Distributions

From net investment income	$(0.320)	$(0.175)
Tax return of capital	—	(0.021)

Total distributions	$(0.320)	$(0.196)

Net asset value — End of period	$9.200	$9.150

Total Return(3)	4.00%	4.34	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$66,700	$14,356
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	0.70%	0.75	%(8)
Net investment income	2.91%	2.95	%(8)
Portfolio Turnover of the Fund(9)	17%	38	%(11)
Portfolio Turnover of Investment Portfolio	26%	34	%(10)
Portfolio Turnover of Floating Rate Portfolio	39%	35	%(10)
Portfolio Turnover of Government Obligations Portfolio	22%	28	%(10)

(1)	For the period from the start of business, May 4, 2009, to October 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(6)	The administrator reimbursed expenses (equal to 0.07% for the period ended October 31, 2009).

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

(9)	Percentage is based on the Fund’s contributions to and withdrawals from the Portfolios and excludes the investment activity of the Portfolios.

(10)	For the Portfolio’s year ended October 31, 2009.

(11)	For the Fund’s year ended October 31, 2009.

See notes to financial statements

10

Eaton Vance Low Duration Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Low Duration Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares four years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund’s investment objective is to seek total return. The Fund currently pursues its objective by investing all of its investable assets in interests in the following three portfolios managed by Eaton Vance Management (EVM) or its affiliates: Investment Portfolio, Floating Rate Portfolio and Government Obligations Portfolio (the Portfolios), which are Massachusetts business trusts. The value of the Fund’s investment in the Portfolios reflects the Fund’s proportionate interest in the net assets of Investment Portfolio, Floating Rate Portfolio and Government Obligations Portfolio (96.5%, 0.7% and 0.6%, respectively, at October 31, 2010). The performance of the Fund is directly affected by the performance of the Portfolios. The financial statements of Investment Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. A copy of each Portfolio’s financial statements is available on the EDGAR database on the Securities and Exchange Commission’s website (www.sec.gov), at the Commission’s public reference room in Washington, DC or upon request from the Fund’s principal underwriter, Eaton Vance Distributors, Inc. (EVD), by calling 1-800-262-1122.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by Investment Portfolio is discussed in Note 1A of the Investment Portfolio’s Notes to Financial Statements, which are included elsewhere in this report. Such policies are consistent with those of Floating Rate Portfolio and Government Obligations Portfolio for applicable investments.

Additional valuation policies for Floating Rate Portfolio are as follows: The Portfolio’s investments are primarily in interests in senior floating-rate loans (Senior Loans) of domestic and foreign issues. Interests in Senior Loans for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

11

Eaton Vance Low Duration Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2010, the Fund, for federal income tax purposes, had a capital loss carryforward of $28,042,131 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2011 ($4,082,489), October 31, 2012 ($3,697,770), October 31, 2013 ($1,016,104), October 31, 2014 ($811,882), October 31, 2015 ($374,820), October 31, 2016 ($594,536), October 31, 2017 ($766,153) and October 31, 2018 ($16,698,377), respectively.

As of October 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust, (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2010 and October 31, 2009 was as follows:

12

Eaton Vance Low Duration Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended October 31,
	2010	2009

Distributions declared from:
Ordinary income	$15,372,980	$7,410,537
Tax return of capital	—	866,415

During the year ended October 31, 2010, accumulated net realized loss was increased by $2,560,475, accumulated distributions in excess of net investment income was decreased by $2,747,697 and paid-in capital was decreased by $187,222 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for paydown gain (loss), premium amortization, mixed straddles, defaulted bond interest and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$134,811
Capital loss carryforward	$(28,042,131)
Net unrealized appreciation	$28,876,226
Other temporary differences	$(339,699)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations, futures contracts, premium amortization, defaulted bond interest and the timing of recognizing distributions to shareholders.

3   Transactions with Affiliates

EVM serves as the investment adviser and administrator of the Fund, providing investment advisory services (relating to the investment of the Fund’s assets in the Portfolios), and administering the business affairs of the Fund. Pursuant to the investment advisory and administrative agreement, and subsequent fee waiver agreement between the Fund and EVM, the fee is computed at an annual rate of 0.15% of Fund’s average daily net assets, all of which is waived. The fee waiver agreement may not be amended or terminated without the approval of the Fund’s Trustees and shareholders. The Portfolios have engaged BMR to render investment advisory services. For the year ended October 31, 2010, the Fund’s allocated portion of the adviser fees paid by the Portfolios was 0.51% of the Fund’s average daily net assets and amounted to $2,566,873. EVM has agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.00%, 1.75%, 1.60% and 0.75% annually of the Fund’s average daily net assets for Class A, Class B, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2011. Pursuant to this agreement, EVM was not allocated any of the Fund’s operating expenses for the year ended October 31, 2010. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2010, EVM earned $13,929 in sub-transfer agent fees. The Fund was informed that EVD, an affiliate of EVM and the Fund’s principal underwriter, received $38,506 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2010. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolios who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolios are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2010 amounted to $812,474 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% and 0.60% per annum of its average daily net assets attributable to Class B and Class C shares, respectively, for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts therefore paid or payable to EVD by each respective class. For the year ended October 31, 2010, the Fund paid or accrued to EVD $68,947 and $848,300 for Class B and Class C shares, respectively, representing 0.75% and 0.60% of the average daily net assets of Class B and Class C shares, respectively. At October 31, 2010, the amounts of Uncovered

13

Eaton Vance Low Duration Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $1,276,000 and $14,299,000, respectively. The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2010 amounted to $22,982 and $353,459 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within four years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 3% in the case of redemptions in the first year of purchase, declining to 2.5% in the second year, 2.0% in the third year, 1.0% in the fourth year and 0.0% thereafter. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2010, the Fund was informed that EVD received approximately $75,000, $19,000 and $56,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended October 31, 2010, increases and decreases in the Fund’s investment in the Portfolios were as follows:

Portfolio	Contributions	Withdrawals

Investment Portfolio	$238,966,938	$56,223,713
Floating Rate Portfolio	12,535,659	1,871,054
Government Obligations Portfolio	—	25,000,000

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2010	2009

Sales	27,784,560	27,392,705
Issued to shareholders electing to receive payments of distributions in Fund shares	946,857	466,994
Redemptions	(19,279,835)	(8,697,663)
Exchange from Class B shares	307,751	407,607

Net increase	9,759,333	19,569,643

	Year Ended October 31,
Class B	2010	2009

Sales	681,547	810,562
Issued to shareholders electing to receive payments of distributions in Fund shares	18,870	19,328
Redemptions	(262,619)	(349,604)
Exchange to Class A shares	(307,193)	(406,294)

Net increase	130,605	73,992

	Year Ended October 31,
Class C	2010	2009

Sales	10,319,112	9,113,096
Issued to shareholders electing to receive payments of distributions in Fund shares	298,142	164,235
Redemptions	(3,702,300)	(2,209,769)

Net increase	6,914,954	7,067,562

	Year Ended	Period Ended
Class I	October 31, 2010	October 31, 2009(1)

Sales	7,641,985	1,611,035
Issued to shareholders electing to receive payments of distributions in Fund shares	25,051	550
Redemptions	(1,985,643)	(42,501)

Net increase	5,681,393	1,569,084

(1)	Class I commenced operations on May 4, 2009.

14

Eaton Vance Low Duration Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

8   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2010 and October 31, 2009, the Fund’s investments in Floating Rate Portfolio and Government Obligations Portfolio, whose financial statements are not included but are available elsewhere as discussed in Note 1, were valued based on Level 1 inputs.

15

Eaton Vance Low Duration Fund as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Low Duration Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Low Duration Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights of the Fund for the year ended October 31, 2006, with the exception of the Portfolio Turnover of the Fund (which has been corrected in the financial highlights and is explained therein) were audited by other auditors whose report, dated December 27, 2006 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Low Duration Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

We have also audited the Portfolio Turnover of the Fund (which has been added to the financial highlights) appearing in the financial highlights for the year ended October 31, 2006. This additional measure is explained in financial highlights. Our procedures included recomputing the additional measure. In our opinion, such measure has been appropriately calculated. However, we were not engaged to audit, review, or apply any procedures to the 2006 financial statements of the Fund other than with respect to the additional measure and, accordingly, we do not express an opinion or any other form of assurance on the 2006 financial statements taken as a whole.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2010

16

Eaton Vance Low Duration Fund as of October 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

17

Investment Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS

Mortgage Pass-Throughs — 48.7%

	Principal
	Amount
Security	(000’s omitted)	Value

Federal Home Loan Mortgage Corp.:
2.556%, with maturity at 2020(1)	$1,124	$1,158,017
2.678%, with maturity at 2023(1)	2,522	2,617,158
3.003%, with various maturities to 2037(1)	2,938	3,040,445
3.047%, with various maturities to 2022(1)	4,950	5,070,154
3.134%, with maturity at 2035(1)	7,943	8,194,276
3.179%, with maturity at 2035(1)	5,721	5,905,683
3.309%, with maturity at 2034(1)	2,825	2,926,513
3.686%, with maturity at 2032(1)	2,308	2,404,740
3.745%, with maturity at 2029(1)	1,636	1,679,178
3.746%, with maturity at 2022(1)	557	579,750
3.777%, with maturity at 2025(1)	2,085	2,208,476
3.856%, with maturity at 2034(1)	1,161	1,244,970
4.224%, with maturity at 2037(1)	2,871	3,062,522
4.363%, with maturity at 2030(1)	2,227	2,386,219
4.50%, with maturity at 2018	6,040	6,445,331
5.00%, with various maturities to 2018	9,977	10,722,516
5.424%, with maturity at 2032(1)	1,041	1,103,967
5.50%, with various maturities to 2018	6,041	6,558,331
6.00%, with various maturities to 2035	12,914	14,566,830
6.50%, with various maturities to 2030	956	1,066,131
7.00%, with various maturities to 2035	2,615	3,034,537
7.50%, with various maturities to 2017	1,679	1,800,404
8.00%, with various maturities to 2025	517	587,782
9.25%, with maturity at 2017	7	7,881

		$88,371,811

Federal National Mortgage Association:
2.491%, with maturity at 2031(1)	$5,678	$5,904,332
2.791%, with maturity at 2019(1)	2,902	3,000,490
2.963%, with various maturities to 2027(1)	1,026	1,060,763
2.993%, with maturity at 2020(1)	994	1,007,536
3.003%, with various maturities to 2035(1)	6,566	6,820,117
3.035%, with maturity at 2031(1)	8,167	8,382,529
3.046%, with maturity at 2018(1)	666	677,426
3.047%, with maturity at 2032(1)	2,963	3,073,005
3.13%, with maturity at 2018(1)	93	95,325
3.222%, with maturity at 2037(1)	6,884	7,178,600
3.255%, with maturity at 2040(1)	1,948	2,044,136
3.352%, with maturity at 2036(1)	755	785,705
3.466%, with maturity at 2029(1)	600	617,520
3.50%, with maturity at 2018(1)	81	82,774
3.62%, with maturity at 2030(1)	1,345	1,396,852
3.722%, with maturity at 2034(1)	8,600	9,110,731
3.74%, with maturity at 2036(1)	2,757	2,869,457
3.857%, with maturity at 2030(1)	4,983	5,227,012
3.858%, with maturity at 2035(1)	3,764	3,997,393
3.921%, with maturity at 2030(1)	1,891	2,001,038
3.949%, with maturity at 2034(1)	5,655	6,019,966
3.982%, with maturity at 2021(1)	1,199	1,260,044
4.063%, with maturity at 2036(1)	755	782,569
4.103%, with maturity at 2033(1)	1,947	2,087,997
4.206%, with maturity at 2021(1)	2,115	2,197,463
4.49%, with maturity at 2035(1)	2,642	2,826,293
4.497%, with maturity at 2036(1)	4,434	4,753,775
4.50%, with various maturities to 2018	16,979	18,138,878
4.609%, with maturity at 2029(1)	4,540	4,868,094
4.643%, with maturity at 2035(1)	5,196	5,571,192
4.853%, with maturity at 2034(1)	2,522	2,698,835
4.93%, with maturity at 2034(1)	5,911	6,337,412
5.00%, with various maturities to 2019(2)	22,561	24,243,897
5.50%, with various maturities to 2020	3,444	3,729,839
6.00%, with various maturities to 2031	3,866	4,275,390
6.322%, with maturity at 2032(1)	837	896,912
6.50%, with various maturities to 2019	1,565	1,666,930
7.00%, with various maturities to 2033	5,895	6,787,446
8.00%, with maturity at 2023	196	232,212
9.478%, with maturity at 2018(3)	486	561,877
9.50%, with maturity at 2022	752	904,148

		$166,173,910

Government National Mortgage Association:
3.125%, with various maturities to 2027(1)	$1,196	$1,238,675
8.25%, with maturity at 2020	358	421,232
9.00%, with maturity at 2017	384	441,124

		$2,101,031

Total Mortgage Pass-Throughs
(identified cost $249,277,363)		$256,646,752

Collateralized Mortgage Obligations — 5.1%

	Principal
	Amount
Security	(000’s omitted)	Value

Series 1395, Class F, 2.363%, 10/15/22(4)	$113	$112,571
Series 2135, Class JZ, 6.00%, 3/15/29	6,003	6,582,513

		$6,695,084

Federal National Mortgage Association:
Series G93-17, Class FA, 1.281%, 4/25/23(4)	$243	$248,508
Series G93-36, Class ZQ, 6.50%, 12/25/23	1,117	1,258,754

See notes to financial statements

18

Investment Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Federal National Mortgage Association (continued)
Series G97-4, Class FA, 1.081%, 6/17/27(4)	$799	$812,370
Series 296, (Interest Only), Class 2, 10.128%, 4/1/24(5)	3,416	734,410
Series 1993-203, Class PL, 6.50%, 10/25/23	1,378	1,553,448
Series 1993-250, Class Z, 7.00%, 12/25/23	390	422,987
Series 1994-14, Class F, 3.313%, 10/25/23(4)	1,400	1,441,677
Series 2001-4, Class GA, 9.916%, 4/17/25(3)	258	299,511
Series 2005-68, (Interest Only), Class XI, 2.895%, 8/25/35(5)	17,329	4,013,441
Series 2009-48, Class WA, 5.852%, 7/25/39(3)	2,980	3,296,189
Series 2009-62, Class WA, 5.55%, 8/25/39(3)	4,132	4,552,535

		$18,633,830

Government National Mortgage Association:
Series 2000-30, Class F, 0.806%, 12/16/22(4)	$1,386	$1,404,946

Total Collateralized Mortgage Obligations
(identified cost $26,306,192)		$26,733,860

Commercial Mortgage-Backed Securities — 7.8%

	Principal
	Amount
Security	(000’s omitted)	Value

BSCMS, Series 2004-PWR5, Class A3, 4.565%, 7/11/42	$3,500	$3,544,179
BSCMS, Series 2004-T16, Class A4, 4.32%, 2/13/46	4,015	4,056,750
COMM, Series 2004-LB4A, Class A3, 4.405%, 10/15/37	10,000	10,151,362
COMM, Series 2005-LP5, Class A2, 4.63%, 5/10/43	937	957,915
CSFB, Series 2001-CK1, Class A3, 6.38%, 12/18/35	423	423,053
CSFB, Series 2005-C4, Class A2, 5.017%, 8/15/38	10	9,557
GECMC, Series 2002-3A, Class A1, 4.229%, 12/10/37	358	364,412
GMACC, Series 2002-C2, Class A2, 5.389%, 10/15/38	435	441,041
GMACC, Series 2003-C2, Class A1, 4.576%, 5/10/40	811	856,432
JPMCC, Series 2004-CBX, Class A4, 4.529%, 1/12/37	8,630	8,776,714
LB-UBS, Series 2004-C2, Class A2, 3.246%, 3/15/29	1,132	1,133,886
MLMT, Series 2006-C2, Class A1, 5.601%, 8/12/43	44	44,151
MSC, Series 2004-IQ7, Class A3, 5.35%, 6/15/38(3)	9,650	10,032,035
SBM7, Series 2000-C3, Class A2, 6.592%, 12/18/33	371	371,145

Total Commercial Mortgage-Backed Securities
(identified cost $41,012,815)		$41,162,632

U.S. Government Agency Obligations — 36.8%

	Principal
	Amount
Security	(000’s omitted)	Value

Federal Farm Credit Bank:
5.75%, 12/7/28	$5,000	$6,181,010
5.77%, 1/5/27	3,000	3,681,522

		$9,862,532

Federal Home Loan Bank:
4.125%, 12/13/19	$25,000	$27,578,975
4.125%, 3/13/20	20,000	22,134,880
4.50%, 9/13/19	25,000	28,554,075
4.625%, 9/11/20	1,735	1,978,162
5.365%, 9/9/24	8,000	9,623,424
5.375%, 9/30/22	10,135	12,251,431
5.375%, 8/15/24	3,500	4,224,573
5.75%, 6/12/26	12,000	14,821,368

		$121,166,888

United States Agency for International Development - Israel:
0.00%, 2/15/18	$5,050	$4,200,484
0.00%, 3/15/18	4,030	3,341,499
0.00%, 5/1/18	5,710	4,710,647
0.00%, 5/1/20	1,100	811,327
0.00%, 3/15/21	20,000	14,096,100
5.50%, 12/4/23	6,775	8,334,558
5.50%, 4/26/24	22,000	27,186,148

		$62,680,763

Total U.S. Government Agency Obligations
(identified cost $175,565,478)		$193,710,183

See notes to financial statements

19

Investment Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Short-Term Investments — 1.2%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.22%(6)(7)	$6,152	$6,151,880

Total Short-Term Investments
(identified cost $6,151,880)		$6,151,880

Total Investments — 99.6%
(identified cost $498,313,728)		$524,405,307

Other Assets, Less Liabilities — 0.4%		$2,298,288

Net Assets — 100.0%		$526,703,595

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

BSCMS - Bear Stearns Commercial Mortgage Securities, Inc.

COMM - Commercial Mortgage Pass-Through Certificate

CSFB - Credit Suisse First Boston Mortgage Securities Corp.

GECMC - General Electric Commercial Mortgage Corp.

GMACC - GMAC Commercial Mortgage Securities, Inc.

JPMCC - JPMorgan Chase Commercial Mortgage Securities Corp.

LB-UBS - LB-UBS Commercial Mortgage Trust

MLMT - Merrill Lynch Mortgage Trust

MSC - Morgan Stanley Capital I

SBM7 - Salomon Brothers Mortgage Securities VII, Inc.

(1)	Adjustable rate mortgage.

(2)	Security (or a portion thereof) has been pledged to cover margin requirements on open financial futures contracts.

(3)	Weighted average fixed-rate coupon that changes/updates monthly.

(4)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2010.

(5)	Interest only security that entitles the holder to receive only interest payments on the underlying mortgages. Principal amount shown is the notional amount of the underlying mortgages on which coupon interest is calculated. The interest rate shown represents the yield based on the estimated timing and amount of future cash flows at period-end.

(6)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2010.

(7)	Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio, an affiliated investment company, for the year ended October 31, 2010 was $23,037 and $0, respectively.

See notes to financial statements

20

Investment Portfolio as of October 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2010

Assets

Unaffiliated investments, at value (identified cost, $492,161,848)	$518,253,427
Affiliated investment, at value (identified cost, $6,151,880)	6,151,880
Interest receivable	2,773,165
Interest receivable from affiliated investment	712
Receivable for investments sold	542,058

Total assets	$527,721,242

Liabilities

Payable for variation margin on open financial futures contracts	$679,531
Payable to affiliates:
Investment adviser fee	225,257
Trustees’ fees	1,643
Accrued expenses	111,216

Total liabilities	$1,017,647

Net Assets applicable to investors’ interest in Portfolio	$526,703,595

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$501,535,155
Net unrealized appreciation	25,168,440

Total	$526,703,595

Statement of Operations

For the Year Ended
October 31, 2010

Investment Income

Interest	$16,527,543
Interest allocated from affiliated investments	38,862
Expenses allocated from affiliated investments	(15,825)

Total investment income	$16,550,580

Expenses

Investment adviser fee	$2,396,017
Trustees’ fees and expenses	17,877
Custodian fee	228,309
Legal and accounting services	46,229
Miscellaneous	28,039

Total expenses	$2,716,471

Deduct —
Reduction of custodian fee	$5

Total expense reductions	$5

Net expenses	$2,716,466

Net investment income	$13,834,114

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$1,142,463
Investment transactions allocated from affiliated investments	(6,071)
Financial futures contracts	(16,715,852)

Net realized loss	$(15,579,460)

Change in unrealized appreciation (depreciation) —
Investments	$20,008,746
Financial futures contracts	(511,157)

Net change in unrealized appreciation (depreciation)	$19,497,589

Net realized and unrealized gain	$3,918,129

Net increase in net assets from operations	$17,752,243

See notes to financial statements

21

Investment Portfolio as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2010	October 31, 2009

From operations —
Net investment income	$13,834,114	$6,136,695
Net realized loss from investment transactions and financial futures contracts	(15,579,460)	(276,535)
Net change in unrealized appreciation (depreciation) from investments and financial futures contracts	19,497,589	6,994,151

Net increase in net assets from operations	$17,752,243	$12,854,311

Capital transactions —
Contributions	$260,675,601	$292,367,758
Withdrawals	(85,589,600)	(87,570,705)

Net increase in net assets from capital transactions	$175,086,001	$204,797,053

Net increase in net assets	$192,838,244	$217,651,364

Net Assets

At beginning of year	$333,865,351	$116,213,987

At end of year	$526,703,595	$333,865,351

See notes to financial statements

22

Investment Portfolio as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended October 31,

	2010	2009	2008	2007	2006

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.57%	0.58%	0.63%	0.65%	0.66%
Net investment income	2.87%	3.23%	3.96%	4.67%	4.03%
Portfolio Turnover	26%	34%	24%	35%	46%

Total Return	3.65%	7.76%	4.34%	5.52%	4.29%

Net assets, end of year (000’s omitted)	$526,704	$333,865	$116,214	$42,324	$38,835

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

23

Investment Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Investment Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to seek total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2010, Eaton Vance Low Duration Fund and Eaton Vance Multi-Strategy Absolute Return Fund (formerly, Eaton Vance Diversified Income Fund) held an interest of 96.5% and 2.6%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days and excluding most seasoned mortgage-backed securities) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Most seasoned, fixed rate 30-year mortgage-backed securities are valued through the use of the investment adviser’s matrix pricing system, which takes into account bond prices, yield differentials, anticipated prepayments and interest rates provided by dealers. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Financial futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee

24

Investment Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  Financial Futures Contracts — The Portfolio may enter into financial futures contracts. The Portfolio’s investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

I  Forward Sale Commitments — The Portfolio may enter into forward sale commitments to sell generic U.S. government agency MBS to hedge its portfolio positions and/or to enhance return. The proceeds to be received from the forward sale commitment are recorded as a liability and are subsequently valued at approximately the current market value of the underlying security in accordance with the Portfolio’s policies on investment valuations discussed above. The Portfolio records an unrealized gain or loss on investments to the extent of the difference between the proceeds to be received and the value of the open forward sale commitment on the day of determination. If the forward sale commitment is closed through the acquisition of an offsetting purchase commitment or the delivery of securities, the Portfolio realizes a gain or loss on investments based on the price established when the Portfolio entered into the commitment.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.50% of the Portfolio’s average daily net assets and is payable monthly. Prior to its liquidation in February 2010, the portion of the adviser fee payable by Cash Management Portfolio, an affiliated investment company, on the Portfolio’s investment of cash therein was credited against the Portfolio’s investment adviser fee. The Portfolio currently invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2010, the Portfolio’s investment adviser fee totaled $2,407,876 of which $11,859 was allocated from Cash Management Portfolio and $2,396,017 was paid or accrued directly by the Portfolio.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

25

Investment Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and forward sale commitments and including maturities and paydowns, for the year ended October 31, 2010 were as follows:

Purchases

Investments (non-U.S. Government)	$28,181,821
U.S. Government and Agency Securities	250,876,781

$279,058,602

Sales

Investments (non-U.S. Government)	$16,454,980
U.S. Government and Agency Securities	104,267,692

$120,722,672

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$499,565,747

Gross unrealized appreciation	$25,591,147
Gross unrealized depreciation	(751,587)

Net unrealized appreciation	$24,839,560

5   Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include financial futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2010 is as follows:

Futures Contracts

					Net
					Unrealized
Expiration			Aggregate		Appreciation
Date	Contracts	Position	Cost	Value	(Depreciation)

12/10	1,270
	U.S. 10-Year Treasury Note	Short	$(158,880,611)	$(160,377,188)	$(1,496,577)
12/10	200
	U.S. 30-Year Treasury Bond	Short	(26,760,938)	(26,187,500)	573,438

					$(923,139)

At October 31, 2010, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to interest rate risk in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. The Portfolio purchases and sells U.S. Treasury futures contracts to hedge against changes in interest rates.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is interest rate risk at October 31, 2010 was as follows:

	Fair Value

Derivative	Asset Derivative	Liability Derivative(1)

Futures contracts	$—	$(923,139)

(1)	Amount represents cumulative unrealized depreciation on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is interest rate risk for the year ended October 31, 2010 was as follows:

Change in
Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
Derivative	Income(1)	Income(2)

Futures contracts	$(16,715,852)	$(511,157)

(1)	Statement of Operations location: Net realized gain (loss) – Financial futures contracts.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Financial futures contracts.

26

Investment Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

The average notional amount of futures contracts outstanding during the year ended October 31, 2010, which is indicative of the volume of this derivative type, was approximately $111,923,000.

6   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2010.

7   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2010, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Mortgage Pass-Throughs	$—	$256,646,752	$—	$256,646,752
Collateralized Mortgage Obligations	—	26,733,860	—	26,733,860
Commercial Mortgage-Backed Securities	—	41,162,632	—	41,162,632
U.S. Government Agency Obligations	—	193,710,183	—	193,710,183
Short-Term Investments	—	6,151,880	—	6,151,880

Total Investments	$—	$524,405,307	$—	$524,405,307

Liability Description

Futures Contracts	$(923,139)	$—	$—	$(923,139)

Total	$(923,139)	$—	$—	$(923,139)

The Portfolio held no investments or other financial instruments as of October 31, 2009 whose fair value was determined using Level 3 inputs.

27

Investment Portfolio as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors ofInvestment Portfolio:
We have audited the accompanying statement of assets and liabilities of Investment Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the four years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits. The supplementary data for the year ended October 31, 2006, was audited by other auditors. Those auditors expressed an unqualified opinion on that supplementary data in their report dated December 27, 2006.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures include confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Investment Portfolio as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the four years in the period then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 22, 2010

28

Eaton Vance Low Duration Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

29

Eaton Vance Low Duration Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory and administrative agreement of Eaton Vance Low Duration Fund (the “Fund”) with Eaton Vance Management (“EVM”), as well as the investment advisory agreements of Floating Rate Portfolio, Government Obligations Portfolio, Investment Portfolio and Multi-Sector Portfolio, the portfolios in which the Fund is authorized to invest (the “Portfolios”), each with Boston Management and Research (“BMR”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory and administrative agreement and the investment advisory agreements for the Fund and the Portfolios, respectively. EVM and BMR are each referred to as an “Adviser” herein; EVM with respect to the Fund and BMR with respect to the Portfolios. EVM and BMR are affiliates.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and administrative agreement of the Fund and the investment advisory agreements of each Portfolio the Board evaluated the nature, extent and quality of services provided to each Portfolio by BMR and to the Fund by EVM. BMR manages the Portfolios, while EVM allocates the assets of the Fund among the Portfolios and is also authorized to cause the Fund to make direct investments in the same type of securities in which the Portfolios are authorized to invest.

The Board considered EVM’s and BMR’s management capabilities and investment process with respect to the types of investments held by the Fund and Portfolios, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and Portfolios. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in investment grade securities. With respect to the Floating Rate Portfolio, the Board noted the experience of BMR’s large group of bank loan investment professionals and other personnel who provide services to the Portfolios, including portfolio managers and analysts. With respect to the Government Obligations Portfolio, the Board noted BMR’s experience in investing in mortgage-backed securities, including seasoned mortgage-backed securities. For all the Portfolios, the Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund and each Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio

30

Eaton Vance Low Duration Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by EVM and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by EVM and BMR, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement and investment advisory agreements.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices for the one-, three- and five-year periods ended September 30, 2009 for the Fund. The Board also considered the performance of the underlying Portfolios. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolios and the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the fund complex level. The Board considered that EVM is waiving its investment advisory and administration fee in its entirety and has agreed to pay other expenses of the Fund, which will lower the Fund’s total expense ratios.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolios and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolios, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and Portfolios and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolios, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolios increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Portfolios and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolios, the structure of the advisory fees, which include breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

31

Eaton Vance Low Duration Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust), Floating Rate Portfolio (FRP), Government Obligations Portfolio (GOP), High Income Opportunities Portfolio (HIOP), Investment Portfolio (IP) and Multi-Sector Option Strategy Portfolio (MSOSP) (collectively, the Portfolios) are responsible for the overall management and supervision of the Trust’s and Portfolios’ affairs. The Trustees and officers of the Trust and the Portfolios are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolios hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolios, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC, “PRA” refers to Parametric Risk Advisors LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolios’ placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years	Overseen By	Other Directorships Held
Year of Birth	the Portfolios	Service	and Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee and President of the Trust	Trustee of the Trust, FRP, GOP, HIOP and IP since 2007 and of MSOSP since 2010 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 184 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and the Portfolios.	184	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Of the Trust, FRP, GOP, HIOP and IP since 2005 and of MSOSP since 2010	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	184	None

Allen R. Freedman 1940	Trustee	Of the Trust, FRP, GOP, HIOP and IP since 2007 and of MSOSP since 2010	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	184	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Of the Trust, FRP, GOP, HIOP and IP since 2003 and of MSOSP since 2010	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	184	None

32

Eaton Vance Low Duration Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years	Overseen By	Other Directorships Held
Year of Birth	the Portfolios	Service	and Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Ronald A. Pearlman 1940	Trustee	Of the Trust, FRP, GOP, HIOP and IP since 2003 and of MSOSP since 2010	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	184	None

Helen Frame Peters 1948	Trustee	Of the Trust, FRP, GOP, HIOP and IP since 2008 and of MSOSP since 2010	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	184	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust, GOP and HIOP since 1998; of FRP since 2000; of IP since 2002 and of MSOSP since 2010	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	184	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee of the Trust, FRP, GOP, HIOP and IP since 2005 and of MSOSP since 2010	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	184	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolios	Service	During Past Five Years

William H. Ahern, Jr. 1959	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

John R. Baur 1970	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto was an Account Team Representative in Singapore for Applied Materials Inc. Officer of 37 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 1967	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Officer of 49 registered investment companies managed by EVM or BMR.

Michael A. Cirami 1975	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 1963	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 96 registered investment companies managed by EVM or BMR.

33

Eaton Vance Low Duration Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolios	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

John H. Croft 1962	Vice President of the Trust	Since 2010	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Kenneth Everding 1962	Vice President of MSOSP	Since 2010	Managing Director of PRA. Previously, Managing Director at BNP Paribas (2003-2005). Officer of 2 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 1972	Vice President of the Trust	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Thomas P. Huggins 1966	Vice President of HIOP	Since 2000	Vice President of EVM and BMR. Officer of 4 registered investment companies managed by EVM or BMR.

Christine M. Johnston 1972	Vice President of the Trust, IP and GOP	Vice President of the Trust since 2007; of GOP since 2006 and of IP since 2003	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Aamer Khan 1960	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas H. Luster 1962	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Jonathan Orseck 1968	Vice President of MSOSP	Since 2010	Managing Director of PRA. Previously, Managing Director at Bank of America Securities (2004-2006). Officer of 2 registered investment companies managed by EVM or BMR.

Scott H. Page 1959	President of FRP	Since 2007	Vice President of EVM and BMR. Officer of 10 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 1961	Vice President of the Trust and MSOSP	Vice President of the Trust since 2009 and of MSOSP since 2010	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 33 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 1957	Vice President of the Trust	Since 2001	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Craig P. Russ 1963	Vice President of FRP	Since 2007	Vice President of EVM and BMR. Officer of 5 registered investment companies managed by EVM or BMR.

Judith A. Saryan 1954	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Susan Schiff 1961	Vice President of the Trust, GOP and IP	Vice President of the Trust and IP since 2002 and of GOP since 1993	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Thomas Seto 1962	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

David M. Stein 1951	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

Eric A. Stein 1980	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Originally joined EVM in July 2002. Prior to re-joining EVM in September 2008, Mr. Stein worked at the Federal Reserve Bank of New York (2007-2008) and attended business school in Chicago, Illinois. Officer of 34 registered investment companies managed by EVM or BMR.

34

Eaton Vance Low Duration Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolios	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Dan R. Strelow 1959	Vice President of the Trust and MSOSP	Vice President of the Trust since 2009 and of MSOSP since 2010	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 33 registered investment companies managed by EVM or BMR.

Payson F. Swaffield 1956	President of MSOSP	Since 2010	Chief Income Investment Officer of EVC. Vice President of EVM and BMR. Officer of 10 registered investment companies managed by EVM or BMR.

Mark S. Venezia 1949	Vice President of the Trust and President of GOP and IP	Vice President of the Trust since 2007 and President of GOP and IP since 2002	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Michael W. Weilheimer 1961	Vice President of HIOP	Since 2002	Vice President of EVM and BMR. Officer of 26 registered investment companies managed by EVM or BMR.

Adam A. Weigold 1975	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 73 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Treasurer of the Trust since 2005; of FRP, GOP, HIOP and IP since 2008 and of MSOSP since 2010	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary of the Trust, FRP, GOP, HIOP and IP since 2007 and of MSOSP since 2010 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Of the Trust, FRP, GOP, HIOP and IP since 2004 and of MSOSP since 2010	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Fund (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolios and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

35

This Page Intentionally Left Blank

Investment Adviser of Investment Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Investment Adviser and Administrator of Eaton Vance Low Duration Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Low Duration Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus, if available. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus, if available, contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1560-12/10	LDSRC

Eaton Vance
Investment Managers

Annual Report October 31, 2010

EATON VANCE GLOBAL MACRO ABSOLUTE RETURN ADVANTAGE FUND

50 EURO
100
CANADA

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Global Macro Absolute Return Advantage Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Mark S. Venezia, CFA
Co-Portfolio Manager

John R. Baur
Co-Portfolio Manager

Michael A. Cirami, CFA
Co-Portfolio Manager

Eric A. Stein, CFA
Co-Portfolio Manager
Economic and Market Conditions
•	Welcome to Eaton Vance Global Macro Absolute Return Advantage Fund, which commenced operations on August 31, 2010. For the two-month period ending October 31, 2010, the strongest returns in the global credit markets were generated by the riskier assets. Credit spreads were approximately 100 basis points tighter at the end of the period in U.S. high-yield corporate debt, and the S&P 500 returned approximately 13% for the two-month period. Yields on U.S. Treasuries fell in the short to intermediate part of the curve with the 2-year, 3-year, and 5-year bonds declining 14, 20, and 17 basis points, respectively. Yields at the long end rose, with yields on the 10-year and 30-year bonds increasing by 13 and 46 basis points, respectively.

•	Turning to the global currency markets, the two months were a period of broad dollar weakness. The euro appreciated approximately 10% versus the U.S. dollar—one of the strongest currency returns in the world for the two-month period. Although most currencies appreciated versus the dollar, only a few Eastern European currencies appreciated versus the euro.

•	Globally, the pace of acceleration in economic activity moderated, and the focus remained on the weakening in the U.S. economy and the anticipation of another round of quantitative easing by the U.S. Federal Reserve.
Management Discussion
•	The Fund[1] seeks to provide total return by investing in securities, derivatives, and other instruments to establish long and short investment exposures around the world. The Fund’s long and short investments are primarily sovereign exposures, including sovereign debt, currencies and interest rates. The Fund may also invest in corporate debt issuers and, to a more limited extent, equities and commodities. Sovereign exposures include both developed and emerging markets.

•	For the two-month period from its inception on August 31, 2010, through October 31 2010, the Fund outperformed its benchmark, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the Index).2 The Fund’s foreign investments contributed to the Fund’s outperformance. Regionally, Eastern Europe and Asia were the sources of the strongest returns, while Africa was a significant negative for the Fund.

•	Looking more closely at Eastern Europe, Turkey produced the strongest returns for the Fund. Turkey had a surprisingly strong recovery from the international economic crisis, and the Fund’s position in Turkish inflation-linked bonds benefited from strong demand, as concerns about future inflation became an investor focus. Additionally, the Polish zloty was one of the few Eastern European currencies to appreciate versus the euro; the Fund’s position in zloty currency forward contracts contributed positively to its performance during the period.
Total Return Performance*
8/31/10 – 10/31/10

Class A3	0.60%
Class C3	0.60
Class I3	0.70
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index[2]	0.02
Lipper Global Income Funds Average[2]	3.11

*	Performance is cumulative since share class inception on 8/31/10.
See page 3 for more performance information.

[1]	The Fund currently invests in a separate registered investment company, Global Macro Absolute Return Advantage Portfolio (the Portfolio), with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[2]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[3]	Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered at net asset value.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Global Macro Absolute Return Advantage Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	Emerging Asian currencies benefited from broad dollar weakness and flows into the region. In particular, the Indian rupee contributed significantly to the Fund’s performance. Additionally, the South Korean won was one of the strongest currency returns in both the region and the world, benefiting the Fund’s long position.

•	The largest source of negative performance for the Fund during the period was a short South African rand position. Despite its endowment with natural resources, management remained concerned about the country’s fundamentals and maintained a short position, utilizing currency forwards, in this country.

•	The Fund’s duration was 1.62 years as of October 31, 2010. Duration is a measure of the sensitivity of a fund or a fixed-income security to changes in interest rates. A shorter duration instrument normally has less exposure to interest rate risk than longer duration instruments.
Portfolio Composition
Securities Holdings (excludes derivative positions)1
By total net assets

[1]	Securities Holdings reflect the Portfolio’s securities positions as of 10/31/10. For International and Emerging Market currency exposures, please refer to the Currency Positions table below.
Currency Positions2
By total net assets

Egypt	11.3%
Czech Republic	10.5
Malaysia	7.4
Poland	6.6
Turkey	5.4
Israel	5.2
Brazil	5.2
Sweden	4.5
India	4.2
South Korea	4.0
Mexico	3.8
Indonesia	3.8
China	3.7
Australia	2.7
Norway	2.4
Colombia	1.7
Ukraine	1.7
Taiwan	1.6
Chile	1.6
Gold	1.5
Japan	-0.0
New Zealand	-2.7
South Africa	-4.8
Euro	-37.8

2	Currency Positions reflect the Portfolio’s investments as of 10/31/10. Currency exposures include all foreign exchange denominated assets and all currency derivatives. As of 10/31/10, Foreign Long Derivatives were 62.2%; Foreign Short Derivatives were -33.2%. All numbers are a percentage of net assets. Total exposures may exceed 100% due to implicit leverage created by derivatives. All percentages are rounded to one decimal.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance Global Macro Absolute Return Advantage Fund as of October 31, 2010
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the BofA Merrill Lynch Index), an unmanaged index of U.S. Treasury securities maturing in 90 days. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A of the Fund and the BofA Merrill Lynch Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Fund Performance[1]	Class A	Class C	Class I
Share Class Symbols	EGRAX	EGRCX	EGRIX

Average Annual Total Returns (at net asset value)
Life of Fund†	0.60%	0.60%	0.70%

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
Life of Fund†	-4.19%	-0.40%	0.70%

†	Inception Dates — Class A: 8/31/10; Class C: 8/31/10; Class I: 8/31/10. Returns are cumulative since share class inception.

[1]	Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered at net asset value. Absent an allocation of certain expenses to the administrator, the returns would be lower.

Total Annual
Operating Expenses[2]	Class A	Class C	Class I

Gross Expense Ratio	1.75%	2.45%	1.45%
Net Expense Ratio	1.55	2.25	1.25

[2]	Source: Prospectus dated 8/25/10, as revised 12/1/10. Net Expense Ratio reflects a contractual expense reimbursement. The expense reimbursement continues through February 28, 2013. Any amendments of this reimbursement would require written approval of the Board of Trustees. Without this expense reimbursement performance would have been lower.

*	Sources: Lipper Inc. Class A of the Fund commenced investment operations on 8/31/10.

A $10,000 hypothetical investment at net asset value in Class C and Class I shares on 8/31/10 (commencement of operations) would have been valued at $10,060 ($9,960 after deduction of CDSC) and $10,070, respectively, on 10/31/10. It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Global Macro Absolute Return Advantage Fund as of October 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (August 31, 2010 – October 31, 2010). The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (May 1, 2010 – October 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Global Macro Absolute Return Advantage Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	(8/31/10)	(10/31/10)	(8/31/10 – 10/31/10)

Actual*
Class A	$1,000.00	$1,006.00	$2.64	***
Class C	$1,000.00	$1,006.00	$3.83	***
Class I	$1,000.00	$1,007.00	$2.13	***

*	The Fund had not commenced operations on May 1, 2010. Actual expenses are equal to the Fund’s annualized expense ratio of 1.55% for Class A shares, 2.25% for Class C shares and 1.25% for Class I shares, multiplied by the average account value over the period, multiplied by 62/365 (to reflect the period from commencement of operations on August 31, 2010 to October 31, 2010). The Example assumes that the $1,000 was invested at the net asset value per share determined at the opening of business on August 31, 2010. The Example reflects the expenses of both the Fund and the Portfolio.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	(5/1/10)	(10/31/10)	(5/1/10 – 10/31/10)

Hypothetical**
(5% return per year before expenses)
Class A	$1,000.00	$1,017.40	$7.88	***
Class C	$1,000.00	$1,013.90	$11.42	***
Class I	$1,000.00	$1,018.90	$6.36	***

**	Expenses are equal to the Fund’s annualized expense ratio of 1.55% for Class A shares, 2.25% for Class C shares and 1.25% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the opening of business on August 31, 2010. The Example reflects the expenses of both the Fund and the Portfolio.

***	Absent an allocation of certain expenses to an affiliate, expenses would be higher.

4

Eaton Vance Global Macro Absolute Return Advantage Fund as of October 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2010

Assets

Investment in Global Macro Absolute Return Advantage Portfolio, at value (identified cost, $86,632,665)	$86,699,257
Receivable for Fund shares sold	14,306,170
Receivable from affiliate	25,561

Total assets	$101,030,988

Liabilities

Payable for Fund shares redeemed	$48,585
Payable to affiliates:
Distribution and service fees	6,307
Trustees’ fees	42
Accrued expenses	50,983

Total liabilities	$105,917

Net Assets	$100,925,071

Sources of Net Assets

Paid-in capital	$100,454,640
Accumulated net realized gain from Portfolio	230,590
Accumulated undistributed net investment income	173,249
Net unrealized appreciation from Portfolio	66,592

Total	$100,925,071

Class A Shares

Net Assets	$36,142,513
Shares Outstanding	3,591,681
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.06
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$10.56

Class C Shares

Net Assets	$8,746,505
Shares Outstanding	869,484
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.06

Class I Shares

Net Assets	$56,036,053
Shares Outstanding	5,565,931
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.07

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Period Ended
October 31, 2010(1)

Investment Income

Interest allocated from Portfolio (net of foreign taxes, $8)	$231,464
Expenses allocated from Portfolio	(107,363)

Total investment income from Portfolio	$124,101

Expenses

Distribution and service fees
Class A	$3,553
Class C	2,840
Trustees’ fees and expenses	42
Custodian fee	4,448
Transfer and dividend disbursing agent fees	2,013
Legal and accounting services	31,303
Printing and postage	6,586
Registration fees	60,625
Miscellaneous	2,491

Total expenses	$113,901

Deduct —
Allocation of expenses to affiliate	$112,934

Total expense reductions	$112,934

Net expenses	$967

Net investment income	$123,134

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$228,783
Financial futures contracts	13,088
Swap contracts	(21,564)
Foreign currency and forward foreign currency exchange contract transactions	(312,958)

Net realized loss	$(92,651)

Change in unrealized appreciation (depreciation) —
Investments	$537,902
Financial futures contracts	(14,078)
Swap contracts	(281,819)
Foreign currency and forward foreign currency exchange contracts	(175,413)

Net change in unrealized appreciation (depreciation)	$66,592

Net realized and unrealized loss	$(26,059)

Net increase in net assets from operations	$97,075

(1)	For the period from the start of business, August 31, 2010, to October 31, 2010.

See notes to financial statements

5

Eaton Vance Global Macro Absolute Return Advantage Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Statement of Changes in Net Assets

Increase (Decrease)	Period Ended
in Net Assets	October 31, 2010(1)

From operations —
Net investment income	$123,134
Net realized loss from investment transactions, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(92,651)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	66,592

Net increase in net assets from operations	$97,075

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$36,236,698
Class C	8,825,064
Class I	76,244,437
Cost of shares redeemed
Class A	(18,907)
Class C	(65,000)
Class I	(20,394,296)

Net increase in net assets from Fund share transactions	$100,827,996

Net increase in net assets	$100,925,071

Net Assets

At beginning of period	$—

At end of period	$100,925,071

Accumulated undistributed net investment income included in net assets

At end of period	$173,249

(1)	For the period from the start of business, August 31, 2010, to October 31, 2010.

See notes to financial statements

6

Eaton Vance Global Macro Absolute Return Advantage Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Period Ended
	October 31, 2010(1)

Net asset value — Beginning of period	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.028
Net realized and unrealized gain	0.032

Total income from operations	$0.060

Net asset value — End of period	$10.060

Total Return(3)	0.60	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$36,143
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.55	%(6)(7)
Net investment income	1.69	%(7)
Portfolio Turnover of the Portfolio	7	%(4)

(1)	For the period from the start of business, August 31, 2010, to October 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	The investment adviser and administrator reimbursed certain operating expenses (equal to 1.38% of average daily net assets for the period from the start of business, August 31, 2010, to October 31, 2010). Absent this reimbursement, total return would be lower.

(7)	Annualized.

See notes to financial statements

7

Eaton Vance Global Macro Absolute Return Advantage Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Period Ended
	October 31, 2010(1)

Net asset value — Beginning of period	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.015
Net realized and unrealized gain	0.045

Total income from operations	$0.060

Net asset value — End of period	$10.060

Total Return(3)	0.60	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$8,747
Ratios (as a percentage of average daily net assets):
Expenses(5)	2.25	%(6)(7)
Net investment income	0.89	%(7)
Portfolio Turnover of the Portfolio	7	%(4)

(1)	For the period from the start of business, August 31, 2010, to October 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	The investment adviser and administrator reimbursed certain operating expenses (equal to 1.38% of average daily net assets for the period from the start of business, August 31, 2010, to October 31, 2010). Absent this reimbursement, total return would be lower.

(7)	Annualized.

See notes to financial statements

8

Eaton Vance Global Macro Absolute Return Advantage Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Period Ended
	October 31, 2010(1)

Net asset value — Beginning of period	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.025
Net realized and unrealized gain	0.045

Total income from operations	$0.070

Net asset value — End of period	$10.070

Total Return(3)	0.70	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$56,036
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.25	%(6)(7)
Net investment income	1.50	%(7)
Portfolio Turnover of the Portfolio	7	%(4)

(1)	For the period from the start of business, August 31, 2010, to October 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	The investment adviser and administrator reimbursed certain operating expenses (equal to 1.38% of average daily net assets for the period from the start of business, August 31, 2010, to October 31, 2010). Absent this reimbursement, total return would be lower.

(7)	Annualized.

See notes to financial statements

9

Eaton Vance Global Macro Absolute Return Advantage Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Global Macro Absolute Return Advantage Fund (the Fund) is a non-diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund commenced operations on August 31, 2010. As of October 31, 2010, the Fund offered three classes of shares. Effective December 1, 2010, the Fund began offering Class R shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I and Class R shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Global Macro Absolute Return Advantage Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (47.5% at October 31, 2010). The performance of the Fund is directly affected by the performance of the Portfolio. The consolidated financial statements of the Portfolio, including the consolidated portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Consolidated Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s initial period of operations from August 31, 2010 to October 31, 2010 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The

10

Eaton Vance Global Macro Absolute Return Advantage Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

During the period from the start business on August 31, 2010 to October 31, 2010, accumulated net realized gain was increased by $323,241, accumulated undistributed net investment income was increased by $50,115 and paid-in capital was decreased by $373,356 due to differences between book and tax accounting, primarily for net operating losses, swap contracts, premium amortization and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed long-term capital gains	$465,968
Net unrealized appreciation	$4,463

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to foreign currency transactions, tax accounting for straddle transactions, futures contracts, swap contracts and premium amortization.

3   Investment Adviser and Administration Fee and Other Transactions with Affiliates

The investment adviser and administration fee is earned by Eaton Vance Management (EVM) as compensation for investment advisory and administrative services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily net assets that are not invested in other investment companies for which EVM or its affiliates serve as investment adviser or administrator (“Investable Assets”) up to $500 million, and is payable monthly. On Investable Assets of $500 million and over, the annual fee is reduced. For the period from the start of business on August 31, 2010 to October 31, 2010, the Fund incurred no adviser and administration fee on Investable Assets. To the extent the Fund’s assets are invested in the Portfolio, the Fund is allocated its share of the Portfolio’s investment adviser fee. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Consolidated Financial Statements which are included elsewhere in this report. EVM has agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.55%, 2.25%, and 1.25% annually of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2013. Pursuant to this agreement, EVM was allocated $112,934 of the Fund’s operating expenses for the period from the start of business on August 31, 2010 to October 31, 2010.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the period from the start of business on August 31, 2010 to October 31, 2010, EVM earned $8 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $20,654 as its portion of the sales charge on sales of Class A shares for the period from the start of business on August 31, 2010 to October 31, 2010. EVD also received distribution and service fees from Class A and Class C shares (see Note 4).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser and administration fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay

11

Eaton Vance Global Macro Absolute Return Advantage Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

EVD a distribution and service fee of 0.30% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the period from the start of business on August 31, 2010 to October 31, 2010 amounted to $3,553 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class C Plan requires the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. For the period from the start of business on August 31, 2010 to October 31, 2010, the Fund paid or accrued to EVD $2,130 for Class C shares representing 0.75% (annualized) of the average daily net assets of Class C shares.

The Class C Plan also authorizes the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the period from the start of business on August 31, 2010 to October 31, 2010 amounted to $710 for Class C shares.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the period from the start of business on August 31, 2010 to October 31, 2010, the Fund was informed that EVD received no CDSCs paid by Class A and Class C shareholders.

6   Investment Transactions

For the period from the start of business on August 31, 2010 to October 31, 2010, increases and decreases in the Fund’s investment in the Portfolio aggregated $110,055,318 and $23,454,104, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Period Ended
Class A	October 31, 2010(1)

Sales	3,593,554
Redemptions	(1,873)

Net increase	3,591,681

Period Ended
Class C	October 31, 2010(1)

Sales	875,926
Redemptions	(6,442)

Net increase	869,484

Period Ended
Class I	October 31, 2010(1)

Sales	7,585,243
Redemptions	(2,019,312)

Net increase	5,565,931

(1)	For the period from the start of business on August 31, 2010 to October 31, 2010.

At October 31, 2010, EVM owned 30% of the value of the outstanding shares of the Fund.

12

Eaton Vance Global Macro Absolute Return Advantage Fund as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Global Macro Absolute Return Advantage Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Global Macro Absolute Return Advantage Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2010, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from the start of business, August 31, 2010, to October 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Global Macro Absolute Return Advantage Fund as of October 31, 2010, and the results of its operations, the changes in its net assets, and the financial highlights for the period from the start of business, August 31, 2010, to October 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 27, 2010

13

Eaton Vance Global Macro Absolute Return Advantage Fund as of October 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

14

Global Macro Absolute Return Advantage Portfolio as of October 31, 2010

CONSOLIDATED PORTFOLIO OF INVESTMENTS

Foreign Government Bonds — 5.3%

		Principal
Security		Amount	Value

Sri Lanka — 0.6%

Republic of Sri Lanka, 6.25%, 10/4/20(1)	USD	1,040,000	$1,085,500

Total Sri Lanka (identified cost $1,040,000)			$1,085,500

Turkey — 4.7%

Turkey Government Bond, 4.00%, 4/1/20(2)	TRY	10,868,783	$8,600,459

Total Turkey (identified cost $7,105,212)			$8,600,459

Total Foreign Government Bonds (identified cost $8,145,212)			$9,685,959

Debt Obligations — United States — 28.1%
U.S. Treasury Obligations — 28.1%

		Principal
Security		Amount	Value

U.S. Treasury Bond, 1.375%, 3/15/13		$8,830,000	$9,033,505
U.S. Treasury Bond, 2.625%, 8/15/20(3)		10,030,000	10,042,537
U.S. Treasury Bond, 4.25%, 8/15/15		11,200,000	12,859,000
U.S. Treasury Bond, 4.50%, 2/15/16		8,000,000	9,323,752
U.S. Treasury Bond, 7.125%, 2/15/23		7,040,000	10,038,604

Total U.S. Treasury Obligations
(identified cost $51,132,952)			$51,297,398

Total Debt Obligations — United States
(identified cost $51,132,952)			$51,297,398

Precious Metals — 1.5%

		Troy
Description		Ounces	Value

Gold		2,007	$2,724,801

Total Precious Metals
(identified cost $2,626,551)			$2,724,801

Put Options Purchased — 0.3%

	Number of
	Contracts	Strike		Expiration
Description	(000’s omitted)	Price		Date	Value

KOSPI 200 Index	27,745	KRW	205	10/13/11	$162,127
KOSPI 200 Index	27,745	KRW	200	10/11/12	306,352

Total Put Options Purchased (identified cost $490,004)					$468,479

Short-Term Investments — 64.1%
Foreign Government Securities — 38.7%

		Principal
		Amount
Security		(000’s omitted)	Value

Brazil — 4.9%

Letras Do Tesouro Nacional, 0.00%, 1/1/11	BRL	15,570	$8,994,658

Total Brazil (identified cost $8,985,952)			$8,994,658

Croatia — 6.5%

Croatia Treasury Bill, 0.00%, 9/8/11	EUR	8,707	$11,837,256

Total Croatia (identified cost $10,759,612)			$11,837,256

Egypt — 11.3%

Egypt Treasury Bill, 0.00%, 11/9/10	EGP	975	$168,484
Egypt Treasury Bill, 0.00%, 12/7/10	EGP	21,050	3,612,792
Egypt Treasury Bill, 0.00%, 12/28/10	EGP	1,700	290,152
Egypt Treasury Bill, 0.00%, 1/25/11	EGP	3,300	559,126
Egypt Treasury Bill, 0.00%, 3/8/11	EGP	21,575	3,614,931
Egypt Treasury Bill, 0.00%, 3/29/11	EGP	7,550	1,257,793
Egypt Treasury Bill, 0.00%, 4/5/11	EGP	12,050	2,003,485
Egypt Treasury Bill, 0.00%, 4/12/11	EGP	5,275	875,322
Egypt Treasury Bill, 0.00%, 4/19/11	EGP	4,600	761,379
Egypt Treasury Bill, 0.00%, 5/31/11	EGP	22,100	3,617,353
Egypt Treasury Bill, 0.00%, 8/30/11	EGP	24,500	3,907,781

Total Egypt (identified cost $20,930,242)			$20,668,598

Indonesia — 0.3%

Indonesia Treasury Bill, 0.00%, 2/10/11	IDR	5,137,000	$566,108

Total Indonesia (identified cost $566,580)			$566,108

See notes to consolidated financial statements

15

Global Macro Absolute Return Advantage Portfolio as of October 31, 2010

CONSOLIDATED PORTFOLIO OF INVESTMENTS CONT’D

		Principal
		Amount
Security		(000’s omitted)	Value

Israel — 4.2%

Israel Treasury Bill, 0.00%, 3/2/11	ILS	9,250	$2,526,544
Israel Treasury Bill, 0.00%, 6/1/11	ILS	9,304	2,525,938
Israel Treasury Bill, 0.00%, 9/7/11	ILS	9,369	2,526,834

Total Israel (identified cost $7,297,373)			$7,579,316

Malaysia — 7.5%

Malaysia Treasury Bill, 0.00%, 11/9/10	MYR	4,445	$1,427,371
Malaysia Treasury Bill, 0.00%, 1/4/11	MYR	23,938	7,653,544
Malaysia Treasury Bill, 0.00%, 1/6/11	MYR	3,757	1,201,008
Malaysia Treasury Bill, 0.00%, 1/20/11	MYR	4,047	1,292,296
Malaysia Treasury Bill, 0.00%, 1/27/11	MYR	3,525	1,124,986
Malaysia Treasury Bill, 0.00%, 2/10/11	MYR	2,727	869,345

Total Malaysia (identified cost $13,643,503)			$13,568,550

Mexico — 3.8%

Mexico Treasury Bill, 0.00%, 1/13/11	MXN	14,445	$1,159,355
Mexico Treasury Bill, 0.00%, 1/20/11	MXN	43,652	3,501,599
Mexico Treasury Bill, 0.00%, 1/27/11	MXN	28,550	2,287,630

Total Mexico (identified cost $6,884,889)			$6,948,584

South Korea — 0.2%

Korea Monetary Stabilization Bond, 3.07%, 1/28/11	KRW	368,100	$327,609

Total South Korea (identified cost $330,185)			$327,609

Total Foreign Government Securities (identified cost $69,398,336)			$70,490,679

Other Securities — 25.4%

		Interest
Description		(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.22%(4)		$46,393	$46,393,224

Total Other Securities
(identified cost $46,393,224)			$46,393,224

Total Short-Term Investments (identified cost $115,791,560)			$116,883,903

Total Investments — 99.3% (identified cost $178,186,279)			$181,060,540

Other Assets, Less Liabilities — 0.7%			$1,344,064

Net Assets — 100.0%			$182,404,604

The percentage shown for each investment category in the Consolidated Portfolio of Investments is based on net assets.

BRL - Brazilian Real

EGP - Egyptian Pound

EUR - Euro

IDR - Indonesian Rupiah

ILS - Israeli Shekel

KRW - South Korean Won

MXN - Mexican Peso

MYR - Malaysian Ringgit

TRY - New Turkish Lira

USD - United States Dollar

(1)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2010, the aggregate value of these securities is $1,085,500 or 0.6% of the Portfolio’s net assets.

(2)	Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(3)	Security (or a portion thereof) has been pledged to cover collateral requirements on open financial contracts.

(4)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2010. Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC for the period from the start of business, August 31, 2010, to October 31, 2010 was $15,481.

See notes to consolidated financial statements

16

Global Macro Absolute Return Advantage Portfolio as of October 31, 2010

CONSOLIDATED FINANCIAL STATEMENTS

Consolidated Statement of Assets and Liabilities

As of October 31, 2010

Assets

Unaffiliated investments, at value (identified cost, $131,793,055)	$134,667,316
Affiliated investment, at value (identified cost, $46,393,224)	46,393,224
Cash	50,342
Cash collateral on deposit at broker*	60,555
Foreign currency, at value (identified cost, $14,406)	14,705
Interest receivable	375,887
Interest receivable from affiliated investment	6,406
Receivable for investments sold	87,626
Receivable for variation margin on open financial futures contracts	14,541
Receivable for open forward foreign currency exchange contracts	604,038
Receivable for closed forward foreign currency exchange contracts	861,898
Receivable for open swap contracts	118,616
Premium paid on open swap contracts	2,420,833

Total assets	$185,675,987

Liabilities

Payable for investments purchased	$216,929
Payable for open forward foreign currency exchange contracts	1,235,901
Payable for closed forward foreign currency exchange contracts	205,306
Payable for open swap contracts	1,222,925
Premium received on open swap contracts	169,469
Payable to affiliates:
Investment adviser fee	135,256
Trustees’ fees	540
Accrued expenses	85,057

Total liabilities	$3,271,383

Net Assets applicable to investors’ interest in Portfolio	$182,404,604

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$181,302,270
Net unrealized appreciation	1,102,334

Total	$182,404,604

*	Represents restricted cash on deposit at the broker as collateral for open financial contracts.

Consolidated Statement of Operations

For the Period Ended
October 31, 2010(1)

Investment Income

Interest (net of foreign taxes, $14)	$639,953
Interest allocated from affiliated investment	15,925
Expenses allocated from affiliated investment	(444)

Total investment income	$655,434

Expenses

Investment adviser fee	$235,142
Trustees’ fees and expenses	540
Custodian fee	10,492
Legal and accounting services	81,837
Miscellaneous	19,762

Total expenses	$347,773

Net investment income	$307,661

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$335,640
Investment transactions allocated from affiliated investment	474
Financial futures contracts	29,349
Swap contracts	(53,329)
Foreign currency and forward foreign currency exchange contract transactions	(1,024,739)

Net realized loss	$(712,605)

Change in unrealized appreciation (depreciation) —
Investments	$2,874,261
Financial futures contracts	(33,815)
Swap contracts	(1,104,309)
Foreign currency and forward foreign currency exchange contracts	(633,803)

Net change in unrealized appreciation (depreciation)	$1,102,334

Net realized and unrealized gain	$389,729

Net increase in net assets from operations	$697,390

(1)	For the period from the start of business, August 31, 2010, to October 31, 2010.

See notes to consolidated financial statements

17

Global Macro Absolute Return Advantage Portfolio as of October 31, 2010

CONSOLIDATED FINANCIAL STATEMENTS CONT’D

Consolidated Statement of Changes in Net Assets

Increase (Decrease)	Period Ended
in Net Assets	October 31, 2010(1)

From operations —
Net investment income	$307,661
Net realized loss from investment transactions, financial futures contracts, swap contracts, and foreign currency and forward foreign currency exchange contract transactions	(712,605)
Net change in unrealized appreciation (depreciation) from investments, financial futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts	1,102,334

Net increase in net assets from operations	$697,390

Capital transactions —
Contributions	$205,056,318
Withdrawals	(23,454,104)

Net increase in net assets from capital transactions	$181,602,214

Net increase in net assets	$182,299,604

Net Assets

At beginning of period	$105,000

At end of period	$182,404,604

(1)	For the period from the start of business, August 31, 2010, to October 31, 2010.

See notes to consolidated financial statements

18

Global Macro Absolute Return Advantage Portfolio as of October 31, 2010

CONSOLIDATED FINANCIAL STATEMENTS CONT’D

Consolidated Supplementary Data

	Period Ended
Ratios/Supplemental Data	October 31, 2010(1)

Ratios (as a percentage of average daily net assets):
Expenses	1.47	%(2)
Net investment income	1.30	%(2)
Portfolio Turnover	7	%(3)

Total Return	0.63	%(3)

Net assets, end of period (000’s omitted)	$182,405

(1)	For the period from the start of business, August 31, 2010, to October 31, 2010.

(2)	Annualized.

(3)	Not annualized.

See notes to consolidated financial statements

19

Global Macro Absolute Return Advantage Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1   Significant Accounting Policies

Global Macro Absolute Return Advantage Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio was organized on June 3, 2010 and remained inactive until August 31, 2010 except for matters related to its organization, including the sale of initial interests of $106,000 and the expensing of $5,000 of organization costs, and change in its name from Global Strategies Portfolio. The Portfolio commenced operations on August 31, 2010. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2010, Eaton Vance Global Macro Absolute Return Advantage Fund, Eaton Vance Strategic Income Fund and Eaton Vance International (Cayman Islands) Strategic Income Fund held an interest of 47.5%, 45.3% and 7.1%, respectively in the Portfolio.

The Portfolio seeks to gain exposure to the commodity markets, in whole or in part, through investments in Eaton Vance GMAP Commodity Subsidiary, Ltd. (the Subsidiary), a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands with the same objective and investment policies and restrictions as the Portfolio. The Portfolio may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2010 were $2,763,576 or 1.5% of the Portfolio’s consolidated net assets. The accompanying consolidated financial statements include the accounts of the Subsidiary. Intercompany balances and transactions have been eliminated in consolidation.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt securities purchased with a remaining maturity of sixty days or less (excluding those that are non-U.S. dollar denominated, which typically are valued by a pricing service or dealer quotes) are generally valued at amortized cost, which approximates market value. Precious metals are valued at the New York Composite mean quotation reported by Bloomberg at the valuation time. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Credit default swaps are normally valued using valuations provided by a third party pricing service. The pricing services employ electronic data processing techniques to determine the present value based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

20

Global Macro Absolute Return Advantage Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Withholding taxes on foreign interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

The Subsidiary is treated as a controlled foreign corporation under the Internal Revenue Code and is not expected to be subject to U.S. federal income tax. The Portfolio is treated as a U.S. shareholder of the Subsidiary. As a result, the Portfolio is required to include in gross income for U.S. federal income tax purposes all of the Subsidiary’s income, whether or not such income is distributed by the Subsidiary. If a net loss is realized by the Subsidiary, such loss is not generally available to offset the income earned by the Portfolio.

As of October 31, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio’s initial period of operations from August 31, 2010 to October 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Consolidated Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of

21

Global Macro Absolute Return Advantage Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial Futures Contracts — The Portfolio may enter into financial futures contracts. The Portfolio’s investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Portfolio enters into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contract is adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contract has been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Consolidated Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

L  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

M  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer, or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no benefits from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap

22

Global Macro Absolute Return Advantage Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio effectively adds leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. Up-front payments or receipts, if any, are recorded as other assets or other liabilities, respectively, and amortized over the life of the swap contract as realized gains or losses. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked to market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio and the Subsidiary. Pursuant to the investment advisory agreement between the Portfolio and BMR and the investment advisory agreement between the Subsidiary and BMR, the Portfolio and Subsidiary each pay BMR a fee at an annual rate of 1.00% of its respective average daily net assets up to $500 million, 0.95% from $500 million but less than $1 billion, 0.925% from $1 billion but less than $2.5 billion, 0.90% from $2.5 billion but less than $5 billion, and 0.88% of average daily net assets of $5 billion or more, and is payable monthly. In determining the investment adviser fee for the Portfolio and Subsidiary, the applicable advisory fee rate is based on the average daily net assets of the Portfolio (inclusive of its interest in the Subsidiary). Such fee rate is then assessed separately on the Portfolio’s average daily net assets (exclusive of its interest in the Subsidiary) and the Subsidiary’s average daily net assets to determine the amount of the investment adviser fee. For the period from the start of business on August 31, 2010 to October 31, 2010, the Portfolio’s investment adviser fee was 1.00% (annualized) of the Portfolio’s average daily net assets and amounted to $235,142.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period from the start of business on August 31, 2010 to October 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, for the period from the start of business on August 31, 2010 to October 31, 2010 were as follows:

Purchases

Investments (non-U.S. Government)	$14,808,566
U.S. Government and Agency Securities	51,228,350

$66,036,916

Sales

Investments (non-U.S. Government)	$3,602,507
U.S. Government and Agency Securities	—

$3,602,507

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$178,284,107

Gross unrealized appreciation	$3,173,860
Gross unrealized depreciation	(397,427)

Net unrealized appreciation	$2,776,433

The net unrealized depreciation on futures contracts, swap contracts, foreign currency and forward foreign currency exchange contracts at October 31, 2010 on a federal income tax basis was $2,116,147.

5   Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, financial futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of

23

Global Macro Absolute Return Advantage Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2010 is as follows:

Forward Foreign Currency Exchange Contracts

Sales

				Net Unrealized
Settlement				Appreciation
Date	Deliver	In Exchange For	Counterparty	(Depreciation)

11/4/10	South African Rand 61,700,000	United States Dollar 8,796,692	Bank of America	$(8,562)
11/5/10	New Zealand Dollar 6,566,700	Australian Dollar 5,000,000	Citigroup Global Markets	(108,921)
11/10/10	Euro 354,000	United States Dollar 494,290	Credit Suisse	1,639
11/10/10	Euro 11,310,000	United States Dollar 15,814,728	Standard Chartered Bank	74,947
11/16/10	Euro 2,838,000	United States Dollar 3,948,410	Bank of America	(869)
11/24/10	Euro 3,430,000	United States Dollar 4,766,078	Standard Chartered Bank	(6,564)
9/8/11	Euro 8,707,000	United States Dollar 11,056,497	Citigroup Global Markets	(998,411)

				$(1,046,741)

Purchases

				Net Unrealized
Settlement				Appreciation
Date	In Exchange For	Deliver	Counterparty	(Depreciation)

11/1/10	Ukraine Hryvna 3,992,500	United States Dollar 500,000	Barclays Bank PLC	$2,201
11/2/10	Ukraine Hryvna 4,389,000	United States Dollar 551,070	Barclays Bank PLC	1,005
11/4/10	Czech Koruna 51,400,000	Euro 2,091,386	Barclays Bank PLC	(6,269)
11/4/10	Polish Zloty 34,400,000	Euro 8,610,548	Barclays Bank PLC	84,376
11/4/10	Taiwan Dollar 91,600,000	United States Dollar 2,942,310	Citigroup Global Markets	49,156
11/8/10	Czech Koruna 29,316,000	Euro 1,197,843	Bank of America	(10,569)
11/8/10	Czech Koruna 23,034,000	Euro 942,703	Barclays Bank PLC	(10,449)
11/12/10	New Turkish Lira 216,316	United States Dollar 151,562	Bank of America	(1,036)
11/15/10	New Turkish Lira 8,300,000	United States Dollar 5,675,408	Standard Chartered Bank	97,231
11/18/10	Ukraine Hryvna 14,901,936	United States Dollar 1,864,490	Credit Suisse	1,829
11/19/10	Norwegian Krone 25,800,000	Euro 3,174,878	Citigroup Global Markets	(16,486)
11/19/10	Swedish Krona 6,630,000	Euro 715,714	Citigroup Global Markets	(3,870)
11/22/10	Indian Rupee 19,700,000	United States Dollar 439,830	Barclays Bank PLC	2,386
11/22/10	Indonesian Rupiah 3,960,000,000	United States Dollar 443,201	Standard Chartered Bank	(702)
11/22/10	South Korean Won 520,000,000	United States Dollar 461,812	Barclays Bank PLC	(34)
11/23/10	Czech Koruna 52,350,000	Euro 2,139,265	Credit Suisse	(19,284)
11/23/10	Ukraine Hryvna 1,600,000	United States Dollar 200,000	Bank of America	113
11/29/10	Indian Rupee 48,400,000	United States Dollar 1,082,774	Barclays Bank PLC	2,635
11/30/10	Chilean Peso 1,154,256,250	United States Dollar 2,326,285	Bank of America	28,343
11/30/10	Chilean Peso 270,000,000	United States Dollar 551,245	Standard Chartered Bank	(458)
11/30/10	Israeli Shekel 4,800,000	United States Dollar 1,311,260	Bank of America	8,477
12/1/10	Israeli Shekel 2,386,000	United States Dollar 662,990	Bank of America	(6,980)
12/2/10	Brazilian Real 700,000	United States Dollar 406,457	Bank of America	2,711
12/2/10	Colombian Peso 3,294,000,000	United States Dollar 1,800,000	Standard Chartered Bank	(9,619)
12/2/10	Czech Koruna 66,500,000	Euro 2,698,653	Barclays Bank PLC	1,688
12/2/10	South Korean Won 5,722,000,000	United States Dollar 5,083,285	Bank of America	(3,836)
12/2/10	Swedish Krona 35,500,000	Euro 3,807,112	Citigroup Global Markets	13,007
12/3/10	New Turkish Lira 4,125,000	United States Dollar 2,852,303	Bank of America	7,766
12/6/10	Czech Koruna 94,000,000	Euro 3,816,639	Standard Chartered Bank	(338)
12/6/10	Indian Rupee 225,190,000	United States Dollar 5,029,931	Credit Suisse	15,496
12/6/10	Indian Rupee 51,300,000	United States Dollar 1,138,229	Standard Chartered Bank	11,157
12/6/10	Indonesian Rupiah 52,440,000,000	United States Dollar 5,863,804	Citigroup Global Markets	(9,084)
12/6/10	South Korean Won 1,005,000,000	United States Dollar 877,959	Bank of America	14,056
12/28/10	Swedish Krona 12,790,000	Euro 1,372,082	Standard Chartered Bank	3,036
1/26/11	Colombian Peso 961,100,000	United States Dollar 527,208	Bank of America	(4,522)
1/26/11	Colombian Peso 718,855,000	United States Dollar 394,325	Barclays Bank PLC	(3,382)
1/26/11	Colombian Peso 840,045,000	United States Dollar 460,047	Credit Suisse	(3,195)
9/2/11	Yuan Renminbi 32,173,000	United States Dollar 4,793,355	Bank of America	167,925
10/12/11	Yuan Renminbi 6,300,000	United States Dollar 962,861	Bank of America	12,517

24

Global Macro Absolute Return Advantage Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

Forward Foreign Currency Exchange Contracts (continued)

Purchases

				Net Unrealized
Settlement				Appreciation
Date	In Exchange For	Deliver	Counterparty	(Depreciation)

1/31/11	Czech Koruna 22,253,000	Euro 903,217	Credit Suisse	$341
10/22/12	Yuan Renminbi 3,300,000	United States Dollar 524,642	Citigroup Global Markets	(2,241)
10/29/12	Yuan Renminbi 1,970,000	United States Dollar 312,203	Citigroup Global Markets	(220)

				$414,878

At October 31, 2010, closed forward foreign currency purchases and sales contracts excluded above amounted to a receivable of $861,898 and a payable of $205,306.

Futures Contracts

					Net
					Unrealized
Expiration			Aggregate		Appreciation
Date	Contracts	Position	Cost	Value	(Depreciation)

12/10	5 Japan 10-Year Bond	Short	$(8,897,726)	$(8,860,942)	$(36,784)
12/10	10 U.S. 10-Year Treasury Note	Short	(1,265,781)	(1,262,812)	2,969

					$(33,815)

Japan 10-Year Bond: Japanese Government Bonds (JGB) having a maturity of 7 years or more but less than 11 years.

Credit Default Swaps — Sell Protection

					Current
		Notional	Contract		Market
		Amount*	Annual		Annual	Net
Reference		(000’s	Fixed	Termination	Fixed	Unrealized
Entity	Counterparty	omitted)	Rate**	Date	Rate***	Appreciation

Mexico	Citigroup Global Markets	$2,870	1.00%(1)	12/20/10	0.46%	$4,364

South Africa	Bank of America	890	1.00(1)	12/20/15	1.18	550

South Africa	Barclays Bank PLC	2,280	1.00(1)	12/20/15	1.18	4,687

South Africa	Citigroup Global Markets	4,800	1.00(1)	9/20/15	1.15	102,969

South Africa	Credit Suisse	890	1.00(1)	12/20/15	1.18	1,842

						$114,412

Credit Default Swaps — Buy Protection

		Notional	Contract		Net
		Amount	Annual		Unrealized
Reference		(000’s	Fixed	Termination	Appreciation
Entity	Counterparty	omitted)	Rate**	Date	(Depreciation)

Brazil	Bank of America	$1,217	1.00%(1)	12/20/20	$(18,334)

Brazil	Bank of America	533	1.00(1)	12/20/20	(7,590)

Brazil	Bank of America	280	1.00(1)	12/20/20	(3,538)

Brazil	Barclays Bank PLC	1,430	1.00(1)	12/20/20	(22,803)

Brazil	Citigroup Global Markets	2,400	1.00(1)	9/20/20	(62,654)

Brazil	Citigroup Global Markets	270	1.00(1)	12/20/20	(3,524)

Brazil	Standard Chartered Bank	2,400	1.00(1)	9/20/20	(45,031)

Brazil	Standard Chartered Bank	280	1.00(1)	12/20/20	(3,655)

Philippines	Bank of America	2,000	1.00(1)	12/20/15	1,525

Philippines	Citigroup Global Markets	6,600	1.00(1)	9/20/15	(103,211)

Russia	Bank of America	1,980	1.00(1)	12/20/20	(17,704)

Russia	Barclays Bank PLC	990	1.00(1)	12/20/20	(8,073)

South Africa	Bank of America	890	1.00(1)	12/20/20	(3,479)

South Africa	Barclays Bank PLC	2,280	1.00(1)	12/20/20	(8,581)

South Africa	Citigroup Global Markets	4,800	1.00(1)	9/20/20	(148,540)

South Africa	Credit Suisse	890	1.00(1)	12/20/20	(5,676)

Spain	Bank of America	2,400	1.00(1)	9/20/20	(46,006)

Spain	Barclays Bank PLC	2,421	1.00(1)	9/20/20	(13,382)

Spain	Barclays Bank PLC	3,900	1.00(1)	12/20/20	(48,309)

Spain	Barclays Bank PLC	1,100	1.00(1)	12/20/20	(11,489)

Thailand	Standard Chartered Bank	3,300	1.00(1)	9/20/15	(64,065)

iTraxx Europe Subordinated Financials 5-Year Index	Bank of America	EUR 1,000	1.00(1)	12/20/15	977

iTraxx Europe Subordinated Financials 5-Year Index	Citigroup Global Markets	EUR 400	1.00(1)	12/20/15	136

iTraxx Europe Subordinated Financials 5-Year Index	Credit Suisse	EUR 1,015	1.00(1)	12/20/15	1,566

					$(641,440)

*	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At October 31, 2010, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $11,730,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.

(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

EUR - Euro

25

Global Macro Absolute Return Advantage Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

Cross-Currency Swaps

	Notional	Notional
	Amount	Amount
	on Fixed	on Floating
	Rate	Rate
	(Currency	(Currency
	Received)	Delivered)				Net
	(000’s	(000’s	Floating	Fixed	Termination	Unrealized
Counterparty	omitted)	omitted)	Rate	Rate	Date	Depreciation

Citigroup Global Markets	TRY 10,951	$7,200	3-Month USD-LIBOR-BBA	8.23%	9/03/20	$(577,281)

$(577,281)

TRY - New Turkish Lira

The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

At October 31, 2010, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Credit Risk: The Portfolio enters into credit default swap contracts to manage its credit risk, to gain exposure to a credit in which the Portfolio may otherwise invest, or to enhance return.

Equity Risk: The Portfolio enters into options on an equity index to enhance return.

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts and currency options to enhance return, to hedge against fluctuations in currency exchange rates, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio holds fixed-rate bonds. The value of these bonds may decrease if interest rates rise. To hedge against this risk, the Portfolio enters into cross-currency swap contracts. The Portfolio also purchases and sells U.S. Treasury and foreign debt futures contracts to hedge against changes in interest rates.

The Portfolio enters into swap contracts and forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At October 31, 2010, the fair value of derivatives with credit-related contingent features in a net liability position was $1,892,913. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $1,271,588 at October 31, 2010.

The non-exchange traded derivatives in which the Portfolio invests, including swap contracts, over-the counter options and forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. At October 31, 2010, the maximum amount of loss the Portfolio would incur due to counterparty risk was $2,053,031, representing the fair value of such derivatives in an asset position, with the highest amount from any one counterparty being $661,478. Such maximum amount would be reduced by any unamortized upfront payments received by the Portfolio. Such amount would be increased by any unamortized upfront payments made by the Portfolio. To mitigate this risk, the Portfolio has entered into master netting agreements with substantially all its derivative counterparties, which allows it and a counterparty to aggregate amounts owed by each of them for derivative transactions under the agreement into a single net amount payable by either the Portfolio or the counterparty. At October 31, 2010, the maximum amount of loss the Portfolio would incur due to counterparty risk would be reduced by approximately $771,000 due to master netting agreements. Counterparties may be required to pledge collateral in the form of cash, U.S. Government securities or highly-rated bonds for the benefit of the Portfolio if the net amount due from the counterparty with respect to a derivative contract exceeds a certain threshold. The amount of collateral posted by the counterparties with respect to such contracts would also reduce the amount of any loss incurred.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at October 31, 2010 was as follows:

	Fair Value
			Foreign	Interest
Consolidated Statement of Assets and Liabilities Caption	Credit	Equity	Exchange	Rate

Unaffiliated investments, at value	$—	$468,479	$—	$—
Net unrealized appreciation	—	—	—	2,969	*
Receivable for open and closed forward foreign currency exchange contracts	—	—	1,465,936	—
Receivable for open swap contracts	118,616	—	—	—

Total Asset Derivatives	$118,616	$468,479	$1,465,936	$2,969

Net unrealized appreciation	$—	$—	$—	$(36,784	)*
Payable for open and closed forward foreign currency exchange contracts	—	—	(1,441,207)	—
Payable for open swap contracts	(645,644)	—	—	(577,281)

Total Liability Derivatives	$(645,644)	$—	$(1,441,207)	$(614,065)

26

Global Macro Absolute Return Advantage Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts in the Futures Contracts table above. Only the current day’s variation margin on open futures contracts is reported within the Consolidated Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Consolidated Statement of Operations by risk exposure for the period from the start of business on August 31, 2010 to October 31, 2010 was as follows:

			Foreign	Interest
Consolidated Statement of Operations Caption	Credit	Equity	Exchange	Rate

Net realized gain (loss) —
Financial futures contracts	$—	$—	$—	$29,349
Swap contracts	(57,628)	—	—	4,299
Foreign currency and forward foreign currency exchange contract transactions	—	—	(807,482)	—

Total	$(57,628)	$—	$(807,482)	$33,648

Change in unrealized appreciation (depreciation) —
Investments	$—	$(21,525)	$—	$—
Financial futures contracts	—	—	—	(33,815)
Swap contracts	(527,028)	—	—	(577,281)
Foreign currency and forward foreign currency exchange contracts	—	—	(631,863)	—

Total	$(527,028)	$(21,525)	$(631,863)	$(611,096)

The average notional amounts of futures contracts, forward foreign currency exchange contracts and swap contracts outstanding during the period from the start of business on August 31, 2010 to October 31, 2010, which are indicative of the volume of these derivative types, were approximately $10,874,000, $145,214,000 and $47,311,000, respectively.

The average number of purchased option contracts outstanding during the period from the start of business on August 31, 2010 to October 31, 2010, which is indicative of the volume of this derivative type, was approximately 13,200,000.

6   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the period from the start of business on August 31, 2010 to October 31, 2010.

7   Risks Associated with Foreign Investments

Investing in securities issued by entities whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

8   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

27

Global Macro Absolute Return Advantage Portfolio as of October 31, 2010

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS CONT’D

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2010, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Foreign Government Bonds	$—	$9,685,959	$—	$9,685,959
U.S. Treasury Obligations	—	51,297,398	—	51,297,398
Precious Metals	2,724,801	—	—	2,724,801
Put Options Purchased	—	468,479	—	468,479
Short-Term — Foreign Government Securities	—	70,490,679	—	70,490,679
Short-Term — Other Securities	—	46,393,224	—	46,393,224

Total Investments	$2,724,801	$178,335,739	$—	$181,060,540

Forward Foreign Currency Exchange Contracts	$—	$1,465,936	$—	$1,465,936
Swap Contracts	—	118,616	—	118,616
Futures Contracts	2,969	—	—	2,969

Total	$2,727,770	$179,920,291	$—	$182,648,061

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(1,441,207)	$—	$(1,441,207)
Swap Contracts	—	(1,222,925)	—	(1,222,925)
Futures Contracts	(36,784)	—	—	(36,784)

Total	$(36,784)	$(2,664,132)	$—	$(2,700,916)

28

Global Macro Absolute Return Advantage Portfolio as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Global Macro Absolute Return Advantage Portfolio (formerly Global Strategies Portfolio):
We have audited the accompanying consolidated statement of assets and liabilities of Global Macro Absolute Return Advantage Portfolio (formerly Global Strategies Portfolio) and subsidiary (the “Portfolio”), including the consolidated portfolio of investments, as of October 31, 2010, and the related consolidated statement of operations, the consolidated statement of changes in net assets, and the consolidated supplementary data for the period from the start of business, August 31, 2010, to October 31, 2010. These consolidated financial statements and consolidated supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated supplementary data based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated supplementary data referred to above present fairly, in all material respects, the financial position of Global Macro Absolute Return Advantage Portfolio and subsidiary as of October 31, 2010, and the results of their operations, the changes in their net assets, and the supplementary data for the period from the start of business, August 31, 2010, to October 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 27, 2010

29

Eaton Vance Global Macro Absolute Return Advantage Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that for a fund to enter into an investment advisory agreement with an investment adviser, the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on August 9, 2010, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory and administrative agreement of Eaton Vance Global Macro Absolute Return Advantage Fund (the “Fund”), a series of Eaton Vance Mutual Funds Trust, with Eaton Vance Management (“EVM”) and the investment advisory agreement of Global Macro Absolute Return Advantage Portfolio (the “Portfolio”) with Boston Management and Research (“BMR”). EVM and BMR are sometimes each referred to as an “Adviser” herein; EVM with respect to the Fund and BMR with respect to the Portfolio. EVM and BMR are affiliates. The Board reviewed information furnished with respect to the Fund and the Portfolio for the June 7, 2010 and August 9, 2010 meetings as well as information previously furnished with respect to the approval of other investment advisory agreements for other Eaton Vance Funds. Such information included, among other things, the following:

Information about Fees and Expenses

•	The advisory and related fees to be paid by the Fund and the Portfolio and the anticipated expense ratio of the Fund;
•	Comparative information concerning fees charged by the Adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those to be used in managing the Fund and the Portfolio, and concerning fees charged by other advisers for managing funds similar to the Fund and the Portfolio;

Information about Portfolio Management

•	Descriptions of the investment management services to be provided to the Fund and the Portfolio, including the investment strategies and processes to be employed;
•	Information concerning the allocation of brokerage and the benefits expected to be received by the Adviser as a result of brokerage allocation for the Fund and the Portfolio, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the Fund’s and the Portfolio’s brokerage, and the implementation of the soft dollar reimbursement program established with respect to the Eaton Vance Funds;
•	The procedures and processes to be used to determine the fair value of Fund and Portfolio assets and actions to be taken to monitor and test the effectiveness of such procedures and processes;

Information about the Adviser

•	Reports detailing the financial results and condition of the Adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund and the Portfolio, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of the Adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of the Adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Eaton Vance Funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of the Adviser and its affiliates;
•	A description of the Adviser’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services to be provided by the Adviser and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by the Adviser or the administrator; and
•	The terms of the investment advisory and administrative agreement of the Fund and the investment advisory agreement of the Portfolio.

30

Eaton Vance Global Macro Absolute Return Advantage Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of the investment advisory and administrative agreement of the Fund with EVM and the investment advisory agreement of the Portfolio with BMR, including their fee structures, are in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the terms of the investment advisory and administrative agreement for the Fund and the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and administrative agreement of the Fund and the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services to be provided to the Fund by EVM and to the Portfolio by BMR.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments to be held by the Fund and the Portfolio, including the education, experience and number of its investment professionals and other personnel who will provide portfolio management, investment research, and similar services to the Fund and the Portfolio. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods to recruit and retain investment personnel, and the time and attention expected to be devoted to the Fund and the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by the Adviser and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory and administrative agreement of the Fund and the investment advisory agreement of the Portfolio.

Fund Performance

Because the Fund has not yet commenced operations, it has no performance record.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates to be payable by the Fund and the Portfolio (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees as compared to a group of similarly managed funds selected by an independent data provider and the Fund’s estimated expense ratio for a one-year period. The Board noted that the Portfolio has established a wholly-owned subsidiary for the primary purpose of investing in commodity-related investments. The subsidiary is managed by BMR pursuant to a separate investment advisory contract that is subject to annual approval by the Board. The subsidiary’s fee rates are the same as those charged to the Portfolio, and the Portfolio will not pay any additional management fees with respect to its assets invested in the subsidiary.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services to be provided to the Fund and the Portfolio by the Adviser, the Board concluded with respect to the Fund and the Portfolio that the management fees proposed to be charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits projected to be realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and the Portfolio. The Board considered the level of profits expected to be realized

31

Eaton Vance Global Macro Absolute Return Advantage Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

without regard to revenue sharing or other payments expected to be made by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits expected to be received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolio.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services to be rendered, the profits expected to be realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund and the Portfolio to share such benefits equitably.

32

Eaton Vance Global Macro Absolute Return Advantage Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Global Macro Absolute Return Advantage Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee and President of the Trust	Trustee of the Trust since 2007, of the Portfolio since 2010 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 184 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	184	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Of the Trust since 2005 and of the Portfolio since 2010	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	184	None

Allen R. Freedman 1940	Trustee	Of the Trust since 2007 and of the Portfolio since 2010	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	184	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Of the Trust since 2003 and of the Portfolio since 2010	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	184	None

Ronald A. Pearlman 1940	Trustee	Of the Trust since 2003 and of the Portfolio since 2010	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	184	None

Helen Frame Peters 1948	Trustee	Of the Trust since 2008 and of the Portfolio since 2010	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	184	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

33

Eaton Vance Global Macro Absolute Return Advantage Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2010	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	184	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007; Trustee of the Trust since 2005 and of the Portfolio since 2010	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	184	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

William H. Ahern, Jr. 1959	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

John R. Baur 1970	Vice President	Of the Trust since 2008 and of the Portfolio since 2010	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 37 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 1967	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Officer of 49 registered investment companies managed by EVM or BMR.

Michael A. Cirami 1975	Vice President	Of the Trust since 2008 and of the Portfolio since 2010	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 1963	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 96 registered investment companies managed by EVM or BMR.

John H. Croft 1962	Vice President of the Trust	Since 2010	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 1972	Vice President of the Trust	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Christine M. Johnston 1972	Vice President	Of the Trust since 2007 and of the Portfolio since 2010	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Aamer Khan 1960	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas H. Luster 1962	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

34

Eaton Vance Global Macro Absolute Return Advantage Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Jeffrey A. Rawlins 1961	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 33 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 1957	Vice President of the Trust	Since 2001	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Judith A. Saryan 1954	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Susan Schiff 1961	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Thomas Seto 1962	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

David M. Stein 1951	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

Eric A. Stein 1980	Vice President of the Trust	Of the Trust since 2009 and of the Portfolio since 2010	Vice President of EVM and BMR. Originally joined EVM in July 2002. Prior to re-joining EVM in September 2008, Mr. Stein worked at the Federal Reserve Bank of New York (2007-2008) and attended business school in Chicago, Illinois. Officer of 34 registered investment companies managed by EVM or BMR.

Dan R. Strelow 1959	Vice President of the Trust	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 33 registered investment companies managed by EVM or BMR.

Mark S. Venezia 1949	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2007 and President of the Portfolio since 2010	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Adam A. Weigold 1975	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 73 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2010	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary of the Trust since 2007 and of the Portfolio since 2010; and Chief Legal Officer of the Trust since 2008 and of the Portfolio since 2010	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Of the Trust since 2004 and of the Portfolio since 2010	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Fund (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

35

This Page Intentionally Left Blank

Investment Adviser of Global Macro Absolute Return Advantage Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Investment Adviser and Administrator of
Eaton Vance Global Macro Absolute Return Advantage Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Global Macro Absolute Return Advantage Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus, if available. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus, if available, contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

4836-12/10	GMARADVSRC

Annual Report October 31, 2010 EATON VANCE TAX-MANAGED GLOBAL DIVIDEND INCOME FUND

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Tax-Managed Global Dividend Income Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions

Aamer Khan, CFA
Co-Portfolio Manager

John H. Croft, CFA
Co-Portfolio Manager

Judith A. Saryan, CFA
Co-Portfolio Manager
•	In a year characterized by dramatic starts and stops, global equity markets posted solid gains for the year ending October 31, 2010. Following a positive start to the year, investor concerns — including European sovereign risk contagion, credit tightening in China and the impact of the Gulf of Mexico oil spill — blunted global markets’ progress during the April-June period as many investors reduced their exposure to risk-sensitive assets and returned to the sidelines. European and U.S. markets suffered the worst during this period; Asia-Pacific markets fared somewhat better; and emerging markets, as a whole, outperformed developed markets but still recorded losses.

•	The July-September period brought yet another change of direction, however, as global stocks rebounded on strengthening economic data and attractive valuations. Despite ongoing macro concerns worldwide, many economies began to show signs of growth: U.S. corporate business fundamentals made some positive advancements, the sovereign debt situation in southern Europe showed improvement, and the euro and other currencies strengthened versus the U.S. dollar. By September and October, investors worldwide seemed to have grown more comfortable with risk tolerance, and equities began to establish some traction to the upside.

•	For the 12-month period ending October 31, 2010, the MSCI World Index returned 12.74%. Meanwhile, the MSCI Europe, Australasia, Far East (MSCI EAFE) Index advanced 8.36%, the MSCI All-Country Asia-Pacific Index returned 13.66%, the S&P 500 Index was up 16.52% and the MSCI Emerging Markets Index gained 23.56%.
Management Discussion
•	The Fund posted a double-digit return for the fiscal year ending October 31, 2010. Its Class A shares at net asset value and its Class I shares both outperformed the Fund’s primary benchmark, the MSCI World Index (the Index), but lagged the average return of funds in the Lipper peer group.[1] Returns for the Fund’s Class B and Class C shares came up short of both the Index and peer group.

•	The Fund’s performance versus the Index was helped by its approximate 19% allocation to preferred stocks, which outperformed common stocks during the reporting period. It also benefited from opportune sector allocation and security selection in the common stock portion of the Fund. Its relative performance was held back slightly by its overweighted exposure to energy — one of the weakest-performing sectors in the Index during the period — and its underweight in the more-robust information technology sector. Security selection in both those sectors, as well as in consumer discretionary, also weighed on relative results.

•	Upside performance versus the Index was aided by the Fund’s significant underweight in the financials sector, the weakest area of the Index during the year. Security selection within financials also helped, as it did in the road and rail, and metal and mining industries as well.

•	Among the detractors in the common stock allocation, energy stocks — especially within the oil, gas and consumable fuels industry — were a drag on relative performance,

Total Return Performance
10/31/09 – 10/31/10

Class A2	12.99%
Class B2	12.18
Class C2	12.18
Class I2	13.27
MSCI World Index[1,3]	12.74
Russell 1000 Value Index[1]	15.71
Lipper Equity Income Funds Average[1]	16.51

See pages 3 and 4 for more performance information, including after-tax returns.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund. The Fund’s primary benchmark was changed to the MSCI World Index to better reflect its investment strategy.

[2]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered at net asset value.

[3]	Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Tax-Managed Global Dividend Income Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
as many of the stocks in this industry sold off in response to the devastating oil spill in the Gulf of Mexico earlier this year. Some of the Fund’s communications equipment and aerospace and defense holdings also held back performance.

•	Consistent with its objective of achieving after-tax total return consisting mainly of tax-favored dividend income and capital appreciation, the Fund was invested primarily in common and preferred stocks that generated a relatively high level of qualified dividend income during the period. For the 12 months ending October 31, 2010, the Fund had approximately 19% of net assets in preferred stocks. Within the common stock portion of the portfolio, the Fund maintained overweightings in energy and utilities, sectors that both tend to represent significant numbers of dividend-paying stocks.

•	As always, we thank you for your continued confidence and participation in the Fund.
Geographic Allocation1
By net assets

[1]	As a percentage of the Fund’s net assets as of 10/31/10.
Fund Composition
Top 10 Holdings2
By net assets

Southern Copper Corp.	3.1%
Nestle SA	3.0
Seadrill, Ltd.	2.8
BHP Billiton, Ltd. ADR	2.6
McDonald’s Corp.	2.5
International Business Machines Corp.	2.3
Philip Morris International, Inc.	2.2
Microsoft Corp.	2.2
Chevron Corp.	2.2
France Telecom SA	2.1

[2]	Top 10 Holdings represented 25.0% of the Fund’s net assets as of 10/31/10. Excludes cash equivalents.
Equity Sector Weightings3
By net assets

[3]	As a percentage of the Fund’s net assets as of 10/31/10. Excludes cash equivalents.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

2

Eaton Vance Tax-Managed Global Dividend Income Fund as of October 31, 2010
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the MSCI World Index, an unmanaged index of equity securities in the developed markets, and the Russell 1000 Value Index, an unmanaged index of U.S. large-cap value stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B of the Fund, the MSCI World Index and the Russell 1000 Value Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	EADIX	EBDIX	ECDIX	EIDIX

Average Annual Total Returns (at net asset value)
One Year	12.99%	12.18%	12.18%	13.27%
Five Years	2.02	1.26	1.26	N.A.
Life of Fund†	5.17	4.40	4.40	-5.00

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	6.52%	7.18%	11.18%	13.27%
Five Years	0.82	0.95	1.26	N.A.
Life of Fund†	4.34	4.40	4.40	-5.00

†	Inception Dates — Class A, Class B and Class C: 5/30/03; Class I: 8/27/07

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered at net asset value.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Expense Ratio	1.21%	1.96%	1.96%	0.94%

[2]	Source: Prospectus dated 3/1/10.

*	Source: MSCI. Class B of the Fund commenced investment operations on 5/30/03.
A $10,000 hypothetical investment at net asset value in Class A and Class C shares on 5/30/03 (commencement of operations), and Class I shares on 8/27/07 (commencement of operations) would have been valued at $14,542 ($13,705 with maximum sales charge), $13,766 and $8,495, respectively, on 10/31/10. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Tax-Managed Global Dividend Income Fund as of October 31, 2010
FUND PERFORMANCE
“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.
Average Annual Total Returns
(For the periods ended October 31, 2010)
Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Life of Fund

Return Before Taxes	12.99%	2.02%	5.17%
Return After Taxes on Distributions	11.92	1.07	4.29
Return After Taxes on Distributions and Sale of Fund Shares	9.49	1.69	4.43
Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Life of Fund

Return Before Taxes	6.52%	0.82%	4.34%
Return After Taxes on Distributions	5.51	-0.13	3.47
Return After Taxes on Distributions and Sale of Fund Shares	5.22	0.66	3.70
Average Annual Total Returns
(For the periods ended October 31, 2010)
Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Life of Fund

Return Before Taxes	12.18%	1.26%	4.40%
Return After Taxes on Distributions	11.25	0.42	3.64
Return After Taxes on Distributions and Sale of Fund Shares	8.83	1.05	3.77
Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Life of Fund

Return Before Taxes	11.18%	1.26%	4.40%
Return After Taxes on Distributions	10.25	0.42	3.64
Return After Taxes on Distributions and Sale of Fund Shares	8.18	1.05	3.77
Average Annual Total Returns
(For the periods ended October 31, 2010)
Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Life of Fund

Return Before Taxes	12.18%	1.26%	4.40%
Return After Taxes on Distributions	11.26	0.42	3.64
Return After Taxes on Distributions and Sale of Fund Shares	8.83	1.05	3.77
Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Life of Fund

Return Before Taxes	7.18%	0.95%	4.40%
Return After Taxes on Distributions	6.26	0.10	3.64
Return After Taxes on Distributions and Sale of Fund Shares	5.58	0.79	3.77
Average Annual Total Returns
(For the periods ended October 31, 2010)
Returns at Net Asset Value (NAV) (Class I)

	One Year	Life of Fund

Return Before Taxes	13.27%	-5.00%
Return After Taxes on Distributions	12.15	-5.79
Return After Taxes on Distributions and Sale of Fund Shares	9.72	-4.14
Class A, Class B and Class C commenced investment operations on 5/30/03. Class I commenced investment operations on 8/27/07. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.
After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. The Fund’s performance reflects the effects of expense reductions. Absent these reductions, performance for certain periods would have been lower. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance Tax-Managed Global Dividend Income Fund as of October 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 – October 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Tax-Managed Global Dividend Income Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/10)	(10/31/10)	(5/1/10 – 10/31/10)

Actual
Class A	$1,000.00	$1,044.40	$6.18
Class B	$1,000.00	$1,041.70	$10.04
Class C	$1,000.00	$1,040.60	$10.03
Class I	$1,000.00	$1,045.70	$4.85

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.20	$6.11
Class B	$1,000.00	$1,015.40	$9.91
Class C	$1,000.00	$1,015.40	$9.91
Class I	$1,000.00	$1,020.50	$4.79

*	Expenses are equal to the Fund’s annualized expense ratio of 1.20% for Class A shares, 1.95% for Class B shares, 1.95% for Class C shares and 0.94% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2010.

5

Eaton Vance Tax-Managed Global Dividend Income Fund as of October 31, 2010

PORTFOLIO OF INVESTMENTS

Common Stocks — 74.7%

Security	Shares	Value

Aerospace & Defense — 2.0%

Lockheed Martin Corp.	160,000	$11,406,400
United Technologies Corp.	175,000	13,084,750

		$24,491,150

Beverages — 1.2%

PepsiCo, Inc.	225,000	$14,692,500

		$14,692,500

Building Products — 1.1%

Compagnie de Saint-Gobain	300,000	$14,094,673

		$14,094,673

Chemicals — 1.0%

Air Products and Chemicals, Inc.	145,000	$12,320,650

		$12,320,650

Commercial Banks — 1.2%

U.S. Bancorp	623,421	$15,074,320

		$15,074,320

Communications Equipment — 1.5%

Telefonaktiebolaget LM Ericsson, Class B	1,650,000	$18,146,021

		$18,146,021

Computers & Peripherals — 2.3%

International Business Machines Corp.	200,000	$28,720,000

		$28,720,000

Diversified Financial Services — 0.5%

Deutsche Boerse AG	90,000	$6,331,353

		$6,331,353

Diversified Telecommunication Services — 2.9%

France Telecom SA	1,100,000	$26,392,431
Tele2 AB	400,000	8,790,840

		$35,183,271

Electric Utilities — 1.5%

Enel SpA	3,250,000	$18,564,318

		$18,564,318

Electrical Equipment — 0.9%

ABB, Ltd.(1)	565,000	$11,703,243

		$11,703,243

Energy Equipment & Services — 4.2%

Schlumberger, Ltd.	250,000	$17,472,500
Seadrill, Ltd.	1,150,000	34,909,306

		$52,381,806

Food & Staples Retailing — 1.3%

Wal-Mart Stores, Inc.	298,769	$16,184,317

		$16,184,317

Food Products — 3.0%

Nestle SA	668,000	$36,589,340

		$36,589,340

Health Care Providers & Services — 2.1%

Fresenius Medical Care AG & Co. KGaA	401,000	$25,520,843

		$25,520,843

Hotels, Restaurants & Leisure — 3.6%

Carnival Corp.	320,000	$13,814,400
McDonald’s Corp.	400,000	31,108,000

		$44,922,400

Household Durables — 1.1%

Whirlpool Corp.	175,000	$13,270,250

		$13,270,250

Household Products — 2.0%

Clorox Co. (The)	180,000	$11,979,000
Henkel AG & Co. KGaA, PFC Shares	205,000	12,091,820

		$24,070,820

See notes to financial statements

6

Eaton Vance Tax-Managed Global Dividend Income Fund as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Insurance — 3.5%

Assured Guaranty, Ltd.	300,000	$5,715,000
MetLife, Inc.	575,000	23,189,750
Prudential Financial, Inc.	275,000	14,459,500

		$43,364,250

IT Services — 2.0%

Accenture PLC, Class A	555,000	$24,814,050

		$24,814,050

Metals & Mining — 5.6%

BHP Billiton, Ltd. ADR	386,931	$31,956,631
Southern Copper Corp.	880,000	37,664,000

		$69,620,631

Multi-Utilities — 2.3%

CMS Energy Corp.	875,000	$16,082,500
National Grid PLC	1,250,000	11,820,563

		$27,903,063

Oil, Gas & Consumable Fuels — 6.3%

Chevron Corp.	327,000	$27,013,470
Exxon Mobil Corp.	250,000	16,617,500
Marathon Oil Corp.	400,000	14,228,000
Total SA	370,000	20,140,547

		$77,999,517

Pharmaceuticals — 6.0%

Abbott Laboratories	335,000	$17,192,200
Johnson & Johnson	100,000	6,367,000
Merck & Co., Inc.	712,440	25,847,323
Novartis AG	210,000	12,167,966
Pfizer, Inc.	685,000	11,919,000

		$73,493,489

Road & Rail — 4.1%

Canadian National Railway Co.	370,000	$23,968,600
Norfolk Southern Corp.	110,000	6,763,900
Union Pacific Corp.	230,000	20,166,400

		$50,898,900

Software — 4.0%

Microsoft Corp.	1,025,000	$27,306,000
Oracle Corp.	750,000	22,050,000

		$49,356,000

Specialty Retail — 3.5%

Best Buy Co., Inc.	420,000	$18,051,600
TJX Companies, Inc. (The)	535,000	24,551,150

		$42,602,750

Tobacco — 2.2%

Philip Morris International, Inc.	467,000	$27,319,500

		$27,319,500

Wireless Telecommunication Services — 1.8%

Vodafone Group PLC ADR	811,000	$22,310,610

		$22,310,610

Total Common Stocks
(identified cost $713,866,614)		$921,944,035

Preferred Stocks — 19.2%

Security	Shares	Value

Commercial Banks — 12.8%

Abbey National Capital Trust I, 8.963%(2)	1,750	$1,962,398
Bank of America Corp., 6.25%	92,900	2,081,889
Bank of America Corp., 6.70%	387,350	8,754,110
Barclays Bank PLC, 7.434%(2)(3)	5,500	5,790,548
BBVA International SA Unipersonal, 5.919%(2)	6,250	5,542,512
BNP Paribas, 7.195%(2)(3)	9,920	10,341,263
CoBank, ACB, 11.00%(3)	150,000	8,240,625
Credit Agricole SA/London, 6.637%(2)(3)	3,205	3,149,214
DB Contingent Capital Trust II, 6.55%	178,923	4,396,138
Farm Credit Bank of Texas, Series I, 10.00%	8,400	9,045,750
HSBC Capital Funding LP, 10.176%(2)(3)	3,250	4,416,490
HSBC Holdings PLC, Series D, 8.00%	272,000	7,520,800
JPMorgan Chase & Co., 7.90%(2)	16,000	17,745,808
KeyCorp Capital X, 8.00%	75,000	1,917,000
KeyCorp, Series A, 7.75%	51,500	5,520,800
Landsbanki Islands HF, 7.431%(1)(2)(3)(4)(5)	14,750	0
Lloyds Banking Group PLC, 6.657%(1)(2)(3)	11,350	8,682,750
Preferred Pass-Through Trust, 2006-A GS, Class A, 5.925%(2)(3)	70	14,184,562
Rabobank Nederland, 11.00%(2)(3)	1,075	1,478,904

See notes to financial statements

7

Eaton Vance Tax-Managed Global Dividend Income Fund as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Commercial Banks (continued)

Royal Bank of Scotland Group PLC, 7.648%(2)	3,020	$2,963,535
Royal Bank of Scotland Group PLC, Series F, 7.65%	150,660	3,567,629
Royal Bank of Scotland Group PLC, Series H, 7.25%	120,000	2,812,800
Royal Bank of Scotland Group PLC, Series L, 5.75%	233,790	4,453,699
Santander Finance SA Unipersonal, 10.50%	136,692	3,951,766
Standard Chartered PLC, 6.409%(2)(3)	103	10,285,807
Wells Fargo & Co., 7.98%(2)	3,400	3,620,728
Wells Fargo & Co., Class A, 7.50%	5,350	5,350,000

		$157,777,525

Diversified Financial Services — 0.3%

Heller Financial, Inc., Series D, 6.95%	34,000	$3,367,064

		$3,367,064

Electric Utilities — 0.6%

Entergy Arkansas, Inc., 6.45%	51,500	$1,258,531
Entergy Louisiana, LLC, 6.95%	50,600	4,933,500
Southern California Edison Co., 6.00%	15,000	1,419,375

		$7,611,406

Food Products — 0.1%

Ocean Spray Cranberries, Inc., 6.25%(3)	13,250	$1,084,430

		$1,084,430

Insurance — 3.6%

Aegon NV, 6.375%	64,485	$1,477,351
Arch Capital Group, Ltd., Series A, 8.00%	185,500	4,722,830
AXA SA, 6.379%(2)(3)	2,550	2,483,389
AXA SA, 6.463%(2)(3)	9,090	8,809,955
Endurance Specialty Holdings, Ltd., Series A, 7.75%	181,550	4,649,496
ING Capital Funding Trust III, 8.439%(2)	11,750	11,669,277
PartnerRe, Ltd., 6.75%	139,700	3,510,661
RAM Holdings, Ltd., Series A, 7.50%(2)	5,000	2,000,313
RenaissanceRe Holdings, Ltd., Series C, 6.08%	82,000	1,962,260
RenaissanceRe Holdings, Ltd., Series D, 6.60%	124,650	3,115,004

		$44,400,536

Oil, Gas & Consumable Fuels — 0.6%

Kinder Morgan GP, Inc., 8.33%(2)(3)	7,000	$7,357,000

		$7,357,000

Real Estate Investment Trusts (REITs) — 1.2%

CapLease, Inc., Series A, 8.125%	225,000	$5,663,250
Developers Diversified Realty Corp., Series I, 7.50%	187,500	4,565,625
Duke Realty Corp., 6.95%	120,000	3,007,200
ProLogis Trust, 6.75%	29,300	706,130
Regency Centers Corp., Series C, 7.45%	41,750	1,053,770

		$14,995,975

Total Preferred Stocks
(identified cost $244,470,968)		$236,593,936

Corporate Bonds & Notes — 5.6%

	Principal
	Amount
Security	(000’s omitted)	Value

Commercial Banks — 1.4%

Banco Industriale Comercial SA, 8.50%, 4/27/20(3)	$1,200	$1,299,000
Citigroup Capital XXI, 8.30% to 12/21/37, 12/21/57, 12/21/77(6)(7)	5,160	5,424,450
Fifth Third Capital Trust IV, 6.50% to 4/15/17, 4/15/37, 4/15/67(6)(7)	6,500	6,240,000
SunTrust Capital VIII, 6.10% to 12/15/36, 12/1/66(6)	4,550	4,267,613

		$17,231,063

Diversified Financial Services — 0.3%

GE Capital Trust I, 6.375% to 11/15/17, 11/15/67(6)	$3,500	$3,482,500

		$3,482,500

Electric Utilities — 1.1%

PPL Capital Funding, Inc., Series A, 6.70% to 3/30/17, 3/30/67(6)	$10,200	$9,804,485
Wisconsin Energy Corp., 6.25% to 5/15/17, 5/15/67(6)	3,200	3,140,141

		$12,944,626

Insurance — 1.5%

MetLife, Inc., 10.75% to 8/1/34, 8/1/39, 8/1/69(6)(7)	$3,865	$5,231,247
QBE Capital Funding II LP, 6.797% to 6/1/17, 6/29/49(3)(6)	2,290	2,058,641

See notes to financial statements

8

Eaton Vance Tax-Managed Global Dividend Income Fund as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount
Security	(000’s omitted)	Value

Insurance (continued)

XL Capital, Ltd., 6.50% to 4/15/17, 12/29/49(6)	$12,285	$11,117,925

		$18,407,813

Pipelines — 0.2%

Enterprise Products Operating, LLC, 7.00% to 6/1/17, 6/1/67(6)	$1,680	$1,635,169
Enterprise Products Operating, LLC, 7.034% to 1/15/18, 1/15/68(6)	1,295	1,338,967

		$2,974,136

Retail-Drug Stores — 1.1%

CVS Caremark Corp., 6.302% to 6/1/12, 6/1/37, 6/1/62(6)(7)	$15,000	$13,917,525

		$13,917,525

Total Corporate Bonds & Notes
(identified cost $62,157,986)		$68,957,663

Short-Term Investments — 1.1%

	Interest
Description	(000’s Omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.22%(8)(9)	$14,398	$14,398,184

Total Short-Term Investments
(identified cost $14,398,184)		$14,398,184

Total Investments — 100.6%
(identified cost $1,034,893,752)		$1,241,893,818

Other Assets, Less Liabilities — (0.6)%		$(7,756,022)

Net Assets — 100.0%		$1,234,137,796

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt

PFC Shares - Preference Shares

(1)	Non-income producing security.

(2)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2010.

(3)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2010, the aggregate value of these securities is $89,662,578 or 7.3% of the Fund’s net assets.

(4)	Defaulted security.

(5)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(6)	Security converts to floating rate after the indicated fixed-rate coupon period.

(7)	The maturity dates shown are the scheduled maturity date and final maturity date, respectively. The scheduled maturity date is earlier than the final maturity date due to the possibility of earlier repayment.

(8)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2010.

(9)	Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio, an affiliated investment company, for the year ended October 31, 2010 was $22,028 and $0, respectively.

Country Concentration of Portfolio

	Percentage
Country	of Net Assets	Value

United States	73.7%	$908,931,467
France	4.9	60,627,651
Switzerland	4.9	60,460,549
Germany	3.6	43,944,016
Bermuda	3.3	40,624,306
United Kingdom	2.4	30,175,491
Sweden	2.2	26,936,861
Ireland	2.0	24,814,050
Italy	1.5	18,564,318
Cayman Islands	0.9	11,117,925
Brazil	0.1	1,299,000
Iceland	0.0	0

Long-Term Investments	99.5%	$1,227,495,634

Short-Term Investments		$14,398,184

Total Investments		$1,241,893,818

See notes to financial statements

9

Eaton Vance Tax-Managed Global Dividend Income Fund as of October 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2010

Assets

Unaffiliated investments, at value (identified cost, $1,020,495,568)	$1,227,495,634
Affiliated investment, at value (identified cost, $14,398,184)	14,398,184
Dividends and interest receivable	2,312,850
Interest receivable from affiliated investment	1,506
Receivable for investments sold	1,559,764
Receivable for Fund shares sold	3,324,504
Tax reclaims receivable	3,231,512

Total assets	$1,252,323,954

Liabilities

Payable for investments purchased	$13,057,496
Payable for Fund shares redeemed	3,293,689
Payable to affiliates:
Investment adviser fee	652,975
Distribution and service fees	580,976
Administration fee	155,281
Trustees’ fees	3,365
Accrued expenses	442,376

Total liabilities	$18,186,158

Net Assets	$1,234,137,796

Sources of Net Assets

Paid-in capital	$1,694,428,609
Accumulated net realized loss	(667,405,269)
Accumulated distributions in excess of net investment income	(83,661)
Net unrealized appreciation	207,198,117

Total	$1,234,137,796

Class A Shares

Net Assets	$648,655,516
Shares Outstanding	67,160,763
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.66
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$10.25

Class B Shares

Net Assets	$85,353,765
Shares Outstanding	8,857,512
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.64

Class C Shares

Net Assets	$442,968,633
Shares Outstanding	45,959,324
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$9.64

Class I Shares

Net Assets	$57,159,882
Shares Outstanding	5,914,796
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$9.66

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2010

Investment Income

Dividends (net of foreign taxes, $5,215,665)	$77,043,189
Interest and other income	3,208,074
Interest allocated from affiliated investments	32,549
Expenses allocated from affiliated investments	(10,521)

Total investment income	$80,273,291

Expenses

Investment adviser fee	$7,735,119
Administration fee	1,845,813
Distribution and service fees
Class A	1,642,607
Class B	874,243
Class C	4,470,625
Trustees’ fees and expenses	40,922
Custodian fee	488,875
Transfer and dividend disbursing agent fees	1,068,307
Legal and accounting services	77,257
Printing and postage	132,315
Registration fees	75,360
Miscellaneous	62,562

Total expenses	$18,514,005

Deduct —
Reduction of custodian fee	$103

Total expense reductions	$103

Net expenses	$18,513,902

Net investment income	$61,759,389

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(26,433,741)
Investment transactions allocated from affiliated investments	(12,064)
Foreign currency and forward foreign currency exchange contract transactions	2,814,228

Net realized loss	$(23,631,577)

Change in unrealized appreciation (depreciation) —
Investments	$105,279,972
Foreign currency	46,635

Net change in unrealized appreciation (depreciation)	$105,326,607

Net realized and unrealized gain	$81,695,030

Net increase in net assets from operations	$143,454,419

See notes to financial statements

10

Eaton Vance Tax-Managed Global Dividend Income Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2010	October 31, 2009

From operations —
Net investment income	$61,759,389	$68,384,308
Net realized loss from investment, foreign currency and forward foreign currency exchange contract transactions	(23,631,577)	(252,836,002)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	105,326,607	291,449,882

Net increase in net assets from operations	$143,454,419	$106,998,188

Distributions to shareholders —
From net investment income
Class A	$(37,409,049)	$(46,780,231)
Class B	(4,340,401)	(5,783,393)
Class C	(22,168,726)	(27,937,044)
Class I	(2,370,635)	(294,140)

Total distributions to shareholders	$(66,288,811)	$(80,794,808)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$125,910,027	$198,868,435
Class B	8,313,402	11,922,386
Class C	58,229,707	91,736,031
Class I	57,662,846	20,005,688
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	27,009,095	31,702,195
Class B	2,803,381	3,644,144
Class C	12,802,502	15,726,285
Class I	1,420,801	189,276
Cost of shares redeemed
Class A	(219,303,807)	(256,529,212)
Class B	(17,500,748)	(20,640,613)
Class C	(107,522,063)	(122,515,325)
Class I	(24,206,977)	(1,416,174)
Net asset value of shares exchanged
Class A	3,023,116	4,351,537
Class B	(3,023,116)	(4,351,537)

Net decrease in net assets from Fund share transactions	$(74,381,834)	$(27,306,884)

Net increase (decrease) in net assets	$2,783,774	$(1,103,504)

	Year Ended	Year Ended
Net Assets	October 31, 2010	October 31, 2009

At beginning of year	$1,231,354,022	$1,232,457,526

At end of year	$1,234,137,796	$1,231,354,022

Accumulated undistributed (distributions in excess of) net investment income included in net assets

At end of year	$(83,661)	$4,350,806

See notes to financial statements

11

Eaton Vance Tax-Managed Global Dividend Income Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended October 31,
					Period Ended		Year Ended
	2010	2009	2008	2007	October 31, 2006(1)		April 30, 2006

Net asset value — Beginning of period	$9.050	$8.830	$14.520	$13.400	$12.990		$11.820

Income (Loss) From Operations

Net investment income(2)	$0.494	$0.523	$0.862	$0.810	$0.239		$0.922
Net realized and unrealized gain (loss)	0.644	0.311	(5.751)	1.080	0.534		0.889

Total income (loss) from operations	$1.138	$0.834	$(4.889)	$1.890	$0.773		$1.811

Less Distributions

From net investment income	$(0.528)	$(0.614)	$(0.801)	$(0.770)	$(0.363)		$(0.641)

Total distributions	$(0.528)	$(0.614)	$(0.801)	$(0.770)	$(0.363)		$(0.641)

Net asset value — End of period	$9.660	$9.050	$8.830	$14.520	$13.400		$12.990

Total Return(3)	12.99%	10.49%	(35.08)%	14.47%	6.14	%(4)	15.78%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$648,656	$670,392	$673,782	$1,141,383	$659,950		$452,785
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.19%	1.21%	1.15%	1.14%	1.19	%(6)	1.21	%(7)
Net investment income	5.34%	6.38%	7.00%	5.72%	3.69	%(6)	7.49%
Portfolio Turnover	127%	101%	181%	139%	46	%(4)	247%

(1)	For the six month period ended October 31, 2006. During the period ended October 31, 2006, the Fund changed its fiscal year end from April 30 to October 31.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	The investment adviser waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.01% of average daily net assets for the year ended April 30, 2006). Absent this waiver and/or subsidy, total return would have been lower.

See notes to financial statements

12

Eaton Vance Tax-Managed Global Dividend Income Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended October 31,
					Period Ended		Year Ended
	2010	2009	2008	2007	October 31, 2006(1)		April 30, 2006

Net asset value — Beginning of period	$9.030	$8.820	$14.490	$13.370	$12.960		$11.790

Income (Loss) From Operations

Net investment income(2)	$0.424	$0.463	$0.772	$0.716	$0.200		$0.801
Net realized and unrealized gain (loss)	0.645	0.300	(5.736)	1.064	0.526		0.919

Total income (loss) from operations	$1.069	$0.763	$(4.964)	$1.780	$0.726		$1.720

Less Distributions

From net investment income	$(0.459)	$(0.553)	$(0.706)	$(0.660)	$(0.316)		$(0.550)

Total distributions	$(0.459)	$(0.553)	$(0.706)	$(0.660)	$(0.316)		$(0.550)

Net asset value — End of period	$9.640	$9.030	$8.820	$14.490	$13.370		$12.960

Total Return(3)	12.18%	9.57%	(35.51)%	13.62%	5.76	%(4)	14.97%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$85,354	$89,245	$97,996	$181,741	$143,731		$120,272
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.94%	1.96%	1.90%	1.89%	1.94	%(6)	1.96	%(7)
Net investment income	4.59%	5.67%	6.26%	5.08%	3.11	%(6)	6.53%
Portfolio Turnover	127%	101%	181%	139%	46	%(4)	247%

(1)	For the six month period ended October 31, 2006. During the period ended October 31, 2006, the Fund changed its fiscal year end from April 30 to October 31.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	The investment adviser waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.01% of average daily net assets for the year ended April 30, 2006). Absent this waiver and/or subsidy, total return would have been lower.

See notes to financial statements

13

Eaton Vance Tax-Managed Global Dividend Income Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended October 31,
					Period Ended		Year Ended
	2010	2009	2008	2007	October 31, 2006(1)		April 30, 2006

Net asset value — Beginning of period	$9.030	$8.820	$14.500	$13.370	$12.960		$11.800

Income (Loss) From Operations

Net investment income(2)	$0.423	$0.460	$0.769	$0.704	$0.192		$0.817
Net realized and unrealized gain (loss)	0.646	0.303	(5.742)	1.086	0.534		0.893

Total income (loss) from operations	$1.069	$0.763	$(4.973)	$1.790	$0.726		$1.710

Less Distributions

From net investment income	$(0.459)	$(0.553)	$(0.707)	$(0.660)	$(0.316)		$(0.550)

Total distributions	$(0.459)	$(0.553)	$(0.707)	$(0.660)	$(0.316)		$(0.550)

Net asset value — End of period	$9.640	$9.030	$8.820	$14.500	$13.370		$12.960

Total Return(3)	12.18%	9.57%	(35.51)%	13.63%	5.76	%(4)	14.87%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$442,969	$451,078	$458,907	$779,330	$490,056		$350,758
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.94%	1.96%	1.90%	1.89%	1.94	%(6)	1.96	%(7)
Net investment income	4.58%	5.63%	6.25%	4.98%	2.98	%(6)	6.65%
Portfolio Turnover	127%	101%	181%	139%	46	%(4)	247%

(1)	For the six month period ended October 31, 2006. During the period ended October 31, 2006, the Fund changed its fiscal year end from April 30 to October 31.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

(7)	The investment adviser waived a portion of its investment adviser fee and/or the administrator subsidized certain operating expenses (equal to 0.01% of average daily net assets for the year ended April 30, 2006). Absent this waiver and/or subsidy, total return would have been lower.

See notes to financial statements

14

Eaton Vance Tax-Managed Global Dividend Income Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended October 31,
				Period Ended
	2010	2009	2008	October 31, 2007(1)

Net asset value — Beginning of period	$9.050	$8.840	$14.530	$14.100

Income (Loss) From Operations

Net investment income(2)	$0.518	$0.479	$0.681	$0.054
Net realized and unrealized gain (loss)	0.643	0.365	(5.538)	0.514

Total income (loss) from operations	$1.161	$0.844	$(4.857)	$0.568

Less Distributions

From net investment income	$(0.551)	$(0.634)	$(0.833)	$(0.138)

Total distributions	$(0.551)	$(0.634)	$(0.833)	$(0.138)

Net asset value — End of period	$9.660	$9.050	$8.840	$14.530

Total Return(3)	13.27%	10.63%	(34.84)%	4.04	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$57,160	$20,639	$1,773	$453
Ratios (as a percentage of average daily net assets):
Expenses(5)	0.94%	0.94%	0.90%	0.89	%(6)
Net investment income	5.63%	5.71%	5.95%	2.06	%(6)
Portfolio Turnover	127%	101%	181%	139	%(4)

(1)	For the period from the start of business, August 27, 2007, to October 31, 2007.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Annualized.

See notes to financial statements

15

Eaton Vance Tax-Managed Global Dividend Income Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Tax-Managed Global Dividend Income Fund (formerly, Eaton Vance Tax-Managed Dividend Income Fund) (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to achieve after-tax total return by investing primarily in a diversified portfolio of common and preferred stocks. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. The value of preferred equity securities that are valued by a pricing service on a bond basis will be adjusted by an income factor, to be determined by the investment adviser, to reflect the next anticipated regular dividend. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Fund’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other

16

Eaton Vance Tax-Managed Global Dividend Income Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Fund may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2010, the Fund, for federal income tax purposes, had a capital loss carryforward of $651,942,179 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2011 ($252,492), October 31, 2012 ($2,039,433), October 31, 2013 ($4,586,180), October 31, 2014 ($31,957,656),

October 31, 2015 ($6,082,839), October 31, 2016 ($324,890,175), October 31, 2017 ($258,617,823) and October 31, 2018 ($23,515,581).

As of October 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Forward Foreign Currency Exchange Contracts — The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date.

17

Eaton Vance Tax-Managed Global Dividend Income Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

The Fund enters into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

2   Distributions to Shareholders

It is the present policy of the Fund to make monthly distributions of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions to shareholders are recorded on the ex-dividend date. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2010 and October 31, 2009 was as follows:

	Year Ended October 31,
	2010	2009

Distributions declared from:
Ordinary income	$66,288,811	$80,794,808

During the year ended October 31, 2010, accumulated net realized loss was increased by $94,955 and accumulated distributions in excess of net investment income was decreased by $94,955 due to differences between book and tax accounting, primarily for foreign currency gain (loss) and distributions from real estate investment trusts (REITs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$545,469
Capital loss carryforward	$(651,942,179)
Net unrealized appreciation	$191,105,897

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and investments in partnerships.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.65% of the Fund’s average daily net assets up to $500 million, 0.625% from $500 million up to $1 billion, 0.600% from $1 billion up to $2.5 billion and at reduced rates on daily net assets of $2.5 billion or more and is payable monthly. Prior to its liquidation in February 2010, the portion of the adviser fee payable by Cash Management Portfolio, an affiliated investment company, on the Fund’s investment of cash therein was credited against the Fund’s investment adviser fee. The Fund currently invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2010, the Fund’s investment adviser fee totaled $7,743,039 of which $7,920 was allocated from Cash Management Portfolio and $7,735,119 was paid or accrued directly by the Fund. For the year ended October 31, 2010, the Fund’s investment adviser fee, including the portion allocated from Cash Management Portfolio, was 0.63% of the Fund’s average daily net

18

Eaton Vance Tax-Managed Global Dividend Income Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

assets. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2010, the administration fee amounted to $1,845,813. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2010, EVM earned $48,494 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $169,099 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2010. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2010 amounted to $1,642,607 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of

Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2010, the Fund paid or accrued to EVD $655,682 and $3,352,969 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2010, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $5,501,000 and $47,667,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2010 amounted to $218,561 and $1,117,656 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2010, the Fund was informed that EVD received approximately $2,000, $170,000 and $30,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

19

Eaton Vance Tax-Managed Global Dividend Income Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

6   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $1,523,279,611 and $1,599,211,770, respectively, for the year ended October 31, 2010.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2010	2009

Sales	13,462,214	24,861,105
Issued to shareholders electing to receive payments of distributions in Fund shares	2,915,093	3,891,387
Redemptions	(23,644,245)	(31,476,909)
Exchange from Class B shares	323,496	550,078

Net decrease	(6,943,442)	(2,174,339)

	Year Ended October 31,
Class B	2010	2009

Sales	890,374	1,464,264
Issued to shareholders electing to receive payments of distributions in Fund shares	303,285	448,849
Redemptions	(1,898,127)	(2,592,258)
Exchange to Class A shares	(324,174)	(551,246)

Net decrease	(1,028,642)	(1,230,391)

	Year Ended October 31,
Class C	2010	2009

Sales	6,263,517	11,264,316
Issued to shareholders electing to receive payments of distributions in Fund shares	1,384,706	1,934,627
Redemptions	(11,648,460)	(15,283,577)

Net decrease	(4,000,237)	(2,084,634)

	Year Ended October 31,
Class I	2010	2009

Sales	6,139,973	2,227,604
Issued to shareholders electing to receive payments of distributions in Fund shares	154,612	22,893
Redemptions	(2,659,824)	(170,974)

Net increase	3,634,761	2,079,523

8   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,050,985,972

Gross unrealized appreciation	$217,892,392
Gross unrealized depreciation	(26,984,546)

Net unrealized appreciation	$190,907,846

9   Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

The Fund is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Fund holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Fund entered into forward foreign currency exchange contracts. The Fund also entered into such contracts to hedge the currency risk of investments it anticipated purchasing.

The non-exchange traded derivatives in which the Fund may invest, including forward foreign currency exchange contracts, are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract.

At October 31, 2010, there were no obligations outstanding under these financial instruments.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2010 was as follows:

Change in
Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
Derivative	Income(1)	Income

Forward foreign currency exchange contracts	$3,313,811	—

20

Eaton Vance Tax-Managed Global Dividend Income Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended October 31, 2010, which is indicative of the volume of this derivative type, was approximately $89,009,000.

10   Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2010.

11   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

12   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2010, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Consumer Discretionary	$100,795,400	$—		$—	$100,795,400
Consumer Staples	82,267,137	36,589,339		—	118,856,476
Energy	75,331,470	55,049,854		—	130,381,324
Financials	58,438,570	6,331,353		—	64,769,923
Health Care	61,325,523	37,688,809		—	99,014,332
Industrials	75,390,050	25,797,916		—	101,187,966
Information Technology	102,890,050	18,146,021		—	121,036,071
Materials	81,941,281	—		—	81,941,281
Telecommunication Services	22,310,610	35,183,271		—	57,493,881
Utilities	16,082,500	30,384,881		—	46,467,381

Total Common Stocks	$676,772,591	$245,171,444	*	$—	$921,944,035

Preferred Stocks
Consumer Staples	$—	$1,084,430		$—	$1,084,430
Energy	—	7,357,000		—	7,357,000
Financials	84,760,208	135,780,892		0	220,541,100
Utilities	4,933,500	2,677,906		—	7,611,406

Total Preferred Stocks	$89,693,708	$146,900,228		$0	$236,593,936

21

Eaton Vance Tax-Managed Global Dividend Income Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Corporate Bonds & Notes	$—	$68,957,663	$—	$68,957,663
Short-Term Investments	—	14,398,184	—	14,398,184

Total Investments	$766,466,299	$475,427,519	$0	$1,241,893,818

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investment in
Preferred Stocks

Balance as of October 31, 2009	$—
Realized gains (losses)	—
Change in net unrealized appreciation (depreciation)*	(8,850)
Net purchases (sales)	—
Accrued discount (premium)	—
Net transfers to (from) Level 3**	8,850

Balance as of October 31, 2010	$0

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2010*	$(8,850)

*	Amount is included in the related amount on investments in the Statement of Operations.

**	Transfers are reflected at the value of the securities at the beginning of the period.

13   Name Change

Effective June 11, 2010, the name of Eaton Vance Tax-Managed Global Dividend Income Fund was changed from Eaton Vance Tax-Managed Dividend Income Fund.

22

Eaton Vance Tax-Managed Global Dividend Income Fund as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds
Trust and Shareholders of Eaton Vance Tax-
Managed Global Dividend Income Fund
(formerly Eaton Vance Tax-Managed Dividend
Income Fund):
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Global Dividend Income Fund (formerly Eaton Vance Tax-Managed Dividend Income Fund) (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Global Dividend Income Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 17, 2010

23

Eaton Vance Tax-Managed Global Dividend Income Fund as of October 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately $78,006,240, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2010 ordinary income dividends, 45.29% qualifies for the corporate dividends received deduction.

24

Eaton Vance Tax-Managed Global Dividend Income Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

25

Eaton Vance Tax-Managed Global Dividend Income Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Tax-Managed Dividend Income Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated the abilities and experience of such investment personnel in analyzing factors such as special considerations relevant to investing in dividend-paying common and preferred stock. In particular, the Board evaluated the Adviser’s in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

26

Eaton Vance Tax-Managed Global Dividend Income Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2009 for the Fund. On the basis of the foregoing and other relevant information provided by the Adviser in response to inquiries from the Contract Review Committee, the Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees (including administrative fees) and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the fund complex level.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the Adviser’s profitability may have been affected by such increases or decreases. The Board also concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and the Fund.

27

Eaton Vance Tax-Managed Global Dividend Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and	Principal Occupation(s)	in Fund Complex
Name and	with the	Length of	During Past Five Years	Overseen By	Other Directorships Held
Year of Birth	Trust	Service	and Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee and President	Trustee since 2007 and President since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 184 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.	184	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	184	None

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	184	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Since 2003	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	184	None

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	184	None

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	184	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

28

Eaton Vance Tax-Managed Global Dividend Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and	Principal Occupation(s)	in Fund Complex
Name and	with the	Length of	During Past Five Years	Overseen By	Other Directorships Held
Year of Birth	Trust	Service	and Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	184	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	184	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Year of Birth	Trust	Service	During Past Five Years

William H. Ahern, Jr. 1959	Vice President	Since 1995	Vice President of EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

John R. Baur 1970	Vice President	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 37 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 1967	Vice President	Since 2009	Vice President of EVM and BMR. Officer of 49 registered investment companies managed by EVM or BMR.

Michael A. Cirami 1975	Vice President	Since 2008	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 1963	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 96 registered investment companies managed by EVM or BMR.

John H. Croft 1962	Vice President	Since 2010	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 1972	Vice President	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Christine M. Johnston 1972	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Aamer Khan 1960	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas H. Luster 1962	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

29

Eaton Vance Tax-Managed Global Dividend Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Year of Birth	Trust	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Jeffrey A. Rawlins 1961	Vice President	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 33 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 1957	Vice President	Since 2001	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Judith A. Saryan 1954	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Susan Schiff 1961	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Thomas Seto 1962	Vice President	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

David M. Stein 1951	Vice President	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

Eric A. Stein 1980	Vice President	Since 2009	Vice President of EVM and BMR. Originally joined EVM in July 2002. Prior to re-joining EVM in September 2008, Mr. Stein worked at the Federal Reserve Bank of New York (2007-2008) and attended business school in Chicago, Illinois. Officer of 34 registered investment companies managed by EVM or BMR.

Dan R. Strelow 1959	Vice President	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 33 registered investment companies managed by EVM or BMR.

Mark S. Venezia 1949	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Adam A. Weigold 1975	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 73 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR .

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Fund (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

30

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Investment Adviser and Administrator of
Eaton Vance Tax-Managed Global Dividend Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Global Dividend Income Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus, if available. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus, if available, contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1857-12/10	TMDISRC

Eaton Vance
Investment Managers

Annual Report October 31, 2010

EATON VANCE TAX-MANAGED INTERNATIONAL EQUITY FUND

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
Edward R. Allen, III, CFA
Eagle Global Advisors
Co-Portfolio Manager
Thomas N. Hunt, III, CFA
Eagle Global Advisors
Co-Portfolio Manager
•	In a year characterized by dramatic starts and stops, international equity markets posted solid gains for the 12 months ending October 31, 2010. Following a positive start to the year, investor concerns — including European sovereign risk contagion, credit tightening in China and the impact of the Gulf of Mexico oil spill — blunted global markets’ progress during the April-June period as many investors reduced their exposure to risk-sensitive assets and returned to the sidelines. Even a $1 trillion EU loan package was not enough to calm pessimistic sentiment, as fears of a double-dip recession began to appear. Europe suffered the worst during this period; Asia-Pacific markets fared somewhat better; and emerging markets, as a whole, outperformed developed markets but still recorded losses.

•	The July-September period brought yet another change of direction, however, as international stocks rebounded on strengthening economic data and attractive valuations. The sovereign debt situation in southern Europe began to improve, as did the standing of the euro and other currencies versus the U.S. dollar. Emerging market growth stocks had the strongest performance; according to International Monetary Fund estimates, emerging market economies were expected to grow at 7.1% in 2010, versus a rate of 2.7% in developed countries. During the third quarter, capital raised in emerging markets amounted to $138 billion, twice that of developed markets.

•	For the 12-month period ending October 31, 2010, the MSCI Europe, Australasia, Far East (MSCI EAFE) Index advanced 8.36%, the MSCI All-Country Asia-Pacific Index returned 13.66%, and the MSCI Emerging Markets Index gained 23.56%.
Management Discussion
•	Against this backdrop, the Fund[1] posted positive returns, but underperformed its benchmark, the MSCI EAFE Index (the Index),[2] for the year ending October 31, 2010. Within the Index, materials, industrials, consumer staples and consumer discretionary contributed the most to returns for the year, while financials and energy detracted.

•	The European sovereign debt crisis that spread contagion into emerging markets in the first half of 2010 had a negative impact on the Fund’s performance. In particular, the Fund’s allocation to Czech Republic and Poland hurt results. While emerging markets did
Total Return Performance
10/31/09 — 10/31/10

Class A4	4.89%
Class B4	4.15
Class C4	4.07
Class I4	5.13
MSCI EAFE Index[2,3]	8.36
Lipper International Large-Cap Core Funds Average[2]	10.34
See pages 3 and 4 for more performance information, including after-tax returns.

[1]	The Fund currently invests in a separate registered investment company, Tax-Managed International Equity Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[2]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index returns reflect dividends net of any applicable foreign withholding taxes. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[3]	Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.

[4]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered at net asset value. During the period, Class A and Class I shares were subject to a 1.00% redemption fee if redeemed or exchanged within 90 days of settlement of purchase. Effective January 1, 2011, Class A and Class I shares will no longer be subject to a redemption fee.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
outperform later in the period and make a positive contribution to performance from a country allocation perspective, the Fund’s performance was hampered by security selection. Brazil, the Fund’s largest emerging market country, performed poorly for the Fund, primarily due to an energy holding which underperformed, but the country also lagged emerging markets overall after prior year outperformance.

•	In developed markets, the Fund’s underweight relative to the Index in the outperforming U.K. was a drag on performance, as was a lack of exposure to Australia. Exposure to Greece earlier in the year was a detriment to performance due to the sovereign debt crisis and austerity measures. Overweight allocations in top-performing Singapore and Hong Kong benefited the Fund, as well as underweights in Japan and France. Stock selection in Japan and in Switzerland also helped.

•	A relative overweighting and stock selection in the energy sector, as well as Fund holdings in the consumer discretionary and utilities sectors, detracted from performance. Stock selection in health care, materials and information technology, on the other hand, made positive contributions to returns.
Sector Weightings1

By net assets

[1]	As a percentage of the Portfolio’s net assets as of 10/31/10. Excludes cash equivalents.
Portfolio Composition
Global Allocation1

By net assets
Top 10 Holdings2

By net assets

Novartis AG	4.2%
Keppel Corp., Ltd.	3.9
Nestle SA	3.5
British American Tobacco PLC	3.5
BOC Hong Kong Holdings, Ltd.	2.8
FUJIFILM Holdings Corp.	2.8
DBS Group Holdings, Ltd.	2.7
Vale SA ADR	2.7
Turkcell Iletisim Hizmetleri AS ADR	2.4
Total SA	2.2

[2]	Top 10 Holdings represented 30.7% of the Portfolio’s net assets as of 10/31/10. Excludes cash equivalents.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2010
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the MSCI EAFE Index, an unmanaged index of equities in the developed markets, excluding the U.S. and Canada. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the MSCI EAFE Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	ETIGX	EMIGX	ECIGX	EITIX

Average Annual Total Returns (at net asset value)
One Year	4.89%	4.15%	4.07%	5.13%
Five Years	1.75	0.99	0.99	N.A.
Ten Years	-2.39	-3.13	-3.12	N.A.
Life of Fund†	-0.39	-1.14	-1.15	-9.60
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	-1.09%	-0.85%	3.07%	5.13%
Five Years	0.55	0.60	0.99	N.A.
Ten Years	-2.97	-3.13	-3.12	N.A.
Life of Fund†	-0.86	-1.14	-1.15	-9.60

†	Inception Dates — Class A, Class B and Class C: 4/22/98; Class I: 9/2/08

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered at net asset value. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. During the period, Class A and Class I shares were subject to a 1.00% redemption fee if redeemed or exchanged within 90 days of settlement of purchase. Effective January 1, 2011, Class A and Class I shares will no longer be subject to a redemption fee.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Expense Ratio	1.73%	2.49%	2.48%	1.48%

[2]	Source: Prospectus dated 3/1/10.

*	Source: MSCI. Class A of the Fund commenced investment operations on 4/22/98.

A $10,000 hypothetical investment at net asset value in Class B shares and Class C shares on 10/31/00 and Class I shares on 9/2/08 (commencement of operations) would have been valued at $7,277, $7,282, and $8,039, respectively, on 10/31/10. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index returns reflect dividends net of any applicable foreign witholding taxes.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2010
FUND PERFORMANCE
“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.
Average Annual Total Returns
(For the periods ended October 31, 2010)
Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Ten Years
Return Before Taxes	4.89%	1.75%	-2.39%
Return After Taxes on Distributions	4.90	1.83	-2.30
Return After Taxes on Distributions and Sale of Fund Shares	3.80	1.79	-1.81
Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Ten Years
Return Before Taxes	-1.09%	0.55%	-2.97%
Return After Taxes on Distributions	-1.08	0.63	-2.88
Return After Taxes on Distributions and Sale of Fund Shares	-0.12	0.76	-2.29
Average Annual Total Returns
(For the periods ended October 31, 2010)
Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Ten Years
Return Before Taxes	4.07%	0.99%	-3.12%
Return After Taxes on Distributions	4.07	1.12	-3.00
Return After Taxes on Distributions and Sale of Fund Shares	3.04	1.07	-2.43
Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Ten Years
Return Before Taxes	3.07%	0.99%	-3.12%
Return After Taxes on Distributions	3.07	1.12	-3.00
Return After Taxes on Distributions and Sale of Fund Shares	2.39	1.07	-2.43
Average Annual Total Returns
(For the periods ended October 31, 2010)
Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Ten Years
Return Before Taxes	4.15%	0.99%	-3.13%
Return After Taxes on Distributions	4.16	1.13	-3.00
Return After Taxes on Distributions and Sale of Fund Shares	3.02	1.04	-2.45
Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Ten Years
Return Before Taxes	-0.85%	0.60%	-3.13%
Return After Taxes on Distributions	-0.84	0.74	-3.00
Return After Taxes on Distributions and Sale of Fund Shares	-0.23	0.71	-2.45
Average Annual Total Returns
(For the periods ended October 31, 2010)
Returns at Net Asset Value (NAV) (Class I)

	One Year	Life of Fund
Return Before Taxes	5.13%	-9.60%
Return After Taxes on Distributions	5.14	-8.63
Return After Taxes on Distributions and Sale of Fund Shares	4.04	-7.04
Class A, Class B and Class C of the Fund commenced investment operations on 4/22/98. Class I commenced investment operations on 9/2/08. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.
After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares. The Fund’s after-tax returns also may reflect foreign tax credits passed by the Fund to its shareholders.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 – October 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Tax-Managed International Equity Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/10)	(10/31/10)	(5/1/10 – 10/31/10)

Actual
Class A	$1,000.00	$1,026.60	$8.48
Class B	$1,000.00	$1,022.80	$12.34
Class C	$1,000.00	$1,021.90	$12.33
Class I	$1,000.00	$1,027.80	$7.26

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,016.80	$8.44
Class B	$1,000.00	$1,013.00	$12.28
Class C	$1,000.00	$1,013.00	$12.28
Class I	$1,000.00	$1,018.00	$7.22

*	Expenses are equal to the Fund’s annualized expense ratio of 1.66% for Class A shares, 2.42% for Class B shares, 2.42% for Class C shares and 1.42% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2010. The Example reflects the expenses of both the Fund and the Portfolio.

5

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2010

Assets

Investment in Tax-Managed International Equity Portfolio, at value (identified cost, $94,742,960)	$97,965,934
Receivable for Fund shares sold	164,337
Miscellaneous receivable	111,045

Total assets	$98,241,316

Liabilities

Payable for Fund shares redeemed	$114,971
Payable to affiliates:
Distribution and service fees	36,404
Trustees’ fees	41
Accrued expenses	62,712

Total liabilities	$214,128

Net Assets	$98,027,188

Sources of Net Assets

Paid-in capital	$184,835,564
Accumulated net realized loss from Portfolio	(90,902,371)
Accumulated undistributed net investment income	871,021
Net unrealized appreciation from Portfolio	3,222,974

Total	$98,027,188

Class A Shares

Net Assets	$73,731,033
Shares Outstanding	8,316,418
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.87
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$9.41

Class B Shares

Net Assets	$3,319,436
Shares Outstanding	390,239
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.51

Class C Shares

Net Assets	$20,358,669
Shares Outstanding	2,426,524
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$8.39

Class I Shares

Net Assets	$618,050
Shares Outstanding	69,648
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$8.87

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2010

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $250,037)	$2,478,417
Interest allocated from Portfolio	3,820
Miscellaneous income	220,498
Expenses allocated from Portfolio	(1,159,015)

Total investment income	$1,543,720

Expenses

Distribution and service fees
Class A	$185,811
Class B	44,716
Class C	228,043
Trustees’ fees and expenses	499
Custodian fee	17,357
Transfer and dividend disbursing agent fees	171,202
Legal and accounting services	21,841
Printing and postage	29,045
Registration fees	56,450
Miscellaneous	12,859

Total expenses	$767,823

Net investment income	$775,897

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$14,085,191
Foreign currency transactions	144,714

Net realized gain	$14,229,905

Change in unrealized appreciation (depreciation) —
Investments	$(10,334,961)
Foreign currency	(201)

Net change in unrealized appreciation (depreciation)	$(10,335,162)

Net realized and unrealized gain	$3,894,743

Net increase in net assets from operations	$4,670,640

See notes to financial statements

6

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2010	October 31, 2009

From operations —
Net investment income	$775,897	$1,527,848
Net realized gain (loss) from investment and foreign currency transactions	14,229,905	(38,099,582)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(10,335,162)	48,886,049

Net increase in net assets from operations	$4,670,640	$12,314,315

Distributions to shareholders —
From net investment income
Class A	$(1,328,389)	$(1,462,834)
Class B	(46,735)	—
Class C	(282,359)	(147,336)
Class I	(22,693)	(8,498)

Total distributions to shareholders	$(1,680,176)	$(1,618,668)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$21,663,941	$19,378,245
Class B	189,584	254,281
Class C	1,704,766	3,997,793
Class I	4,975,458	1,068,049
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	1,180,623	1,186,409
Class B	41,435	—
Class C	228,539	116,488
Class I	2,790	2,143
Cost of shares redeemed
Class A	(29,397,949)	(46,310,751)
Class B	(1,126,993)	(2,232,289)
Class C	(7,592,953)	(10,656,508)
Class I	(5,753,011)	(25,107)
Net asset value of shares exchanged
Class A	1,625,654	2,444,150
Class B	(1,625,654)	(2,444,150)
Redemption fees	9,168	1,736

Net decrease in net assets from Fund share transactions	$(13,874,602)	$(33,219,511)

Net decrease in net assets	$(10,884,138)	$(22,523,864)

	Year Ended	Year Ended
Net Assets	October 31, 2010	October 31, 2009

At beginning of year	$108,911,326	$131,435,190

At end of year	$98,027,188	$108,911,326

Accumulated undistributed net investment income included in net assets

At end of year	$871,021	$1,610,510

See notes to financial statements

7

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended October 31,

	2010	2009		2008	2007		2006

Net asset value — Beginning of year	$8.600	$7.530		$14.970	$11.080		$8.670

Income (Loss) From Operations

Net investment income(1)	$0.080	$0.121		$0.205	$0.266	(2)	$0.082
Net realized and unrealized gain (loss)	0.340	1.078		(7.470)	3.731		2.403

Total income (loss) from operations	$0.420	$1.199		$(7.265)	$3.997		$2.485

Less Distributions

From net investment income	$(0.151)	$(0.129)		$(0.176)	$(0.107)		$(0.075)

Total distributions	$(0.151)	$(0.129)		$(0.176)	$(0.107)		$(0.075)

Redemption fees(1)	$0.001	$0.000	(3)	$0.001	$0.000	(3)	$0.000 (3)

Net asset value — End of year	$8.870	$8.600		$7.530	$14.970		$11.080

Total Return(4)	4.89%	16.22%		(49.06)%	36.35%		28.85%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$73,731	$76,284		$92,173	$125,311		$59,486
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.68%	1.73	%(7)	1.54%	1.57%		1.67%
Net investment income	0.95%	1.67%		1.67%	2.12	%(2)	0.81%
Portfolio Turnover of the Portfolio	72%	57%		34%	23%		25%

(1)	Computed using average shares outstanding.

(2)	Net investment income per share reflects a dividend resulting from a corporate action allocated from the Portfolio which amounted to $0.132 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 1.07%.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to less than 0.005% of average daily net assets for the year ended October 31, 2009). All of the waiver was borne by the sub-adviser of the Portfolio.

See notes to financial statements

8

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended October 31,

	2010	2009		2008	2007		2006

Net asset value — Beginning of year	$8.250	$7.140		$14.200	$10.510		$8.230

Income (Loss) From Operations

Net investment income(1)	$0.017	$0.066		$0.098	$0.132	(2)	$0.008
Net realized and unrealized gain (loss)	0.315	1.044		(7.094)	3.573		2.281

Total income (loss) from operations	$0.332	$1.110		$(6.996)	$3.705		$2.289

Less Distributions

From net investment income	$(0.073)	$—		$(0.065)	$(0.015)		$(0.009)

Total distributions	$(0.073)	$—		$(0.065)	$(0.015)		$(0.009)

Redemption fees(1)	$0.001	$0.000	(3)	$0.001	$0.000	(3)	$0.000 (3)

Net asset value — End of year	$8.510	$8.250		$7.140	$14.200		$10.510

Total Return(4)	4.15%	15.41%		(49.47)%	35.29%		27.83%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$3,319	$5,775		$9,717	$31,892		$29,214
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	2.43%	2.49	%(7)	2.29%	2.32%		2.42%
Net investment income	0.21%	0.95%		0.82%	1.12	%(2)	0.08%
Portfolio Turnover of the Portfolio	72%	57%		34%	23%		25%

(1)	Computed using average shares outstanding.

(2)	Net investment income per share reflects a dividend resulting from a corporate action allocated from the Portfolio which amounted to $0.097 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 0.29%.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to less than 0.005% of average daily net assets for the year ended October 31, 2009). All of the waiver was borne by the sub-adviser of the Portfolio.

See notes to financial statements

9

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended October 31,

	2010	2009		2008	2007		2006

Net asset value — Beginning of year	$8.150	$7.100		$14.150	$10.500		$8.220

Income (Loss) From Operations

Net investment income(1)	$0.017	$0.063		$0.105	$0.156	(2)	$0.009
Net realized and unrealized gain (loss)	0.314	1.024		(7.060)	3.536		2.287

Total income (loss) from operations	$0.331	$1.087		$(6.955)	$3.692		$2.296

Less Distributions

From net investment income	$(0.092)	$(0.037)		$(0.096)	$(0.042)		$(0.016)

Total distributions	$(0.092)	$(0.037)		$(0.096)	$(0.042)		$(0.016)

Redemption fees(1)	$0.001	$0.000	(3)	$0.001	$0.000	(3)	$0.000 (3)

Net asset value — End of year	$8.390	$8.150		$7.100	$14.150		$10.500

Total Return(4)	4.07%	15.40%		(49.46)%	35.27%		27.96%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$20,359	$25,599		$29,444	$53,180		$28,225
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	2.43%	2.48	%(7)	2.29%	2.32%		2.42%
Net investment income	0.21%	0.91%		0.90%	1.32	%(2)	0.09%
Portfolio Turnover of the Portfolio	72%	57%		34%	23%		25%

(1)	Computed using average shares outstanding.

(2)	Net investment income per share reflects a dividend resulting from a corporate action allocated from the Portfolio which amounted to $0.119 per share. Excluding this dividend, the ratio of net investment income to average daily net assets would have been 0.31%.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to less than 0.005% of average daily net assets for the year ended October 31, 2009). All of the waiver was borne by the sub-adviser of the Portfolio.

See notes to financial statements

10

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended October 31,
				Period Ended
	2010	2009		October 31, 2008(1)

Net asset value — Beginning of period	$8.600	$7.530		$11.490

Income (Loss) From Operations

Net investment income(2)	$0.077	$0.157		$0.003
Net realized and unrealized gain (loss)	0.363	1.072		(3.963)

Total income (loss) from operations	$0.440	$1.229		$(3.960)

Less Distributions

From net investment income	$(0.171)	$(0.159)		$—

Total distributions	$(0.171)	$(0.159)		$—

Redemption fees(2)	$0.001	$0.000	(3)	$0.000	(3)

Net asset value — End of period	$8.870	$8.600		$7.530

Total Return(4)	5.13%	16.69%		(34.46	)%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$618	$1,253		$101
Ratios (as a percentage of average daily net assets):
Expenses(6)(7)	1.43%	1.48	%(8)	1.23	%(9)
Net investment income	0.94%	2.11%		0.25	%(9)
Portfolio Turnover of the Portfolio	72%	57%		34	%(10)

(1)	For the period from the start of business, September 2, 2008, to October 31, 2008.

(2)	Computed using average shares outstanding.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Not annualized.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	The investment adviser of the Portfolio waived a portion of its investment adviser fee (equal to less than 0.005% of average daily net assets for the year ended October 31, 2009). All of the waiver was borne by the sub-adviser of the Portfolio.

(9)	Annualized.

(10)	For the Portfolio’s year ended October 31, 2008.

See notes to financial statements

11

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Tax-Managed International Equity Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed International Equity Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (56.1% at October 31, 2010). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio and other income, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. At October 31, 2010, the Fund, for federal income tax purposes, had a capital loss carryforward of $89,335,208 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2011 ($39,935,051), October 31, 2016 ($12,569,600) and October 31, 2017 ($36,830,557). During the year ended October 31, 2010, a capital loss carryforward of $13,920,569 was utilized to offset net realized gains by the Fund.

As of October 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the

12

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Class A and Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any).

Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2010 and October 31, 2009 was as follows:

	Year Ended October 31,
	2010	2009

Distributions declared from:
Ordinary income	$1,680,176	$1,618,668

During the year ended October 31, 2010, accumulated net realized loss was decreased by $35,046,128, accumulated undistributed net investment income was increased by $164,790, and paid-in capital was decreased by $35,210,918 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for foreign currency gain (loss) and investments in passive foreign investment companies (PFICs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$1,170,494
Capital loss carryforward	$(89,335,208)
Net unrealized appreciation	$1,356,338

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to partnership allocations and investments in PFICs.

3   Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2010, EVM earned $9,323 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $7,725 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2010. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the

13

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2010 amounted to $185,811 for Class A shares. The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2010, the Fund paid or accrued to EVD $33,537 and $171,032 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2010, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $4,233,000 and $10,412,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2010 amounted to $11,179 and $57,011 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2010, the Fund was informed that EVD received approximately $100, $6,000 and $1,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended October 31, 2010, increases and decreases in the Fund’s investment in the Portfolio aggregated $20,622,965 and $36,794,518, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2010	2009

Sales	2,562,461	2,687,830
Issued to shareholders electing to receive payments of distributions in Fund shares	132,953	160,978
Redemptions	(3,438,247)	(6,577,758)
Exchange from Class B shares	190,588	353,303

Net decrease	(552,245)	(3,375,647)

14

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended October 31,
Class B	2010	2009

Sales	22,598	36,402
Issued to shareholders electing to receive payments of distributions in Fund shares	4,835	—
Redemptions	(139,413)	(327,623)
Exchange to Class A shares	(198,189)	(368,486)

Net decrease	(310,169)	(659,707)

	Year Ended October 31,
Class C	2010	2009

Sales	209,274	596,400
Issued to shareholders electing to receive payments of distributions in Fund shares	27,014	16,594
Redemptions	(949,686)	(1,620,856)

Net decrease	(713,398)	(1,007,862)

	Year Ended October 31,
Class I	2010	2009

Sales	660,938	135,553
Issued to shareholders electing to receive payments of distributions in Fund shares	315	292
Redemptions	(737,291)	(3,562)

Net increase (decrease)	(76,038)	132,283

For the years ended October 31, 2010 and October 31, 2009, the Fund received $9,168 and $1,736, respectively, in redemption fees.

15

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed International Equity Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed International Equity Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed International Equity Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 14, 2010

16

Eaton Vance Tax-Managed International Equity Fund as of October 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the foreign tax credit.

Qualified Dividend Income. The Fund designates approximately $2,217,838, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Foreign Tax Credit. The Fund paid foreign taxes of $250,423 and recognized foreign source income of $2,728,454.

17

Tax-Managed International Equity Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS

Common Stocks — 95.8%

Security	Shares	Value

Automobiles — 4.1%

Bayerische Motoren Werke AG	24,300	$1,741,629
Fiat SpA	62,000	1,049,920
Honda Motor Co., Ltd.	70,000	2,523,415
Nissan Motor Co., Ltd.	216,000	1,898,382

		$7,213,346

Beverages — 2.4%

Anheuser-Busch InBev NV ADR	28,100	$1,767,490
Central European Distribution Corp.(1)	20,800	519,376
Fomento Economico Mexicano SA de CV ADR	36,000	1,976,760

		$4,263,626

Capital Markets — 1.5%

3i Group PLC	195,000	$936,755
UBS AG(1)	102,100	1,734,427

		$2,671,182

Chemicals — 3.0%

Agrium, Inc.	33,000	$2,920,830
BASF SE	31,800	2,312,223

		$5,233,053

Commercial Banks — 15.0%

Banco Bradesco SA ADR	88,700	$1,844,960
Barclays PLC	682,000	2,997,009
BNP Paribas	51,700	3,781,620
BOC Hong Kong Holdings, Ltd.	1,570,000	4,927,855
DBS Group Holdings, Ltd.	435,000	4,685,217
HSBC Holdings PLC	160,000	1,665,223
Industrial & Commercial Bank of China, Ltd., Class H	2,194,000	1,772,518
KBC Groep NV(1)	37,000	1,611,139
Societe Generale	49,700	2,980,237

		$26,265,778

Consumer Finance — 1.4%

ORIX Corp.	26,000	$2,368,263

		$2,368,263

Diversified Telecommunication Services — 2.8%

Koninklijke KPN NV	111,500	$1,862,184
Telefonica SA	112,100	3,029,221

		$4,891,405

Electric Utilities — 0.8%

Hongkong Electric Holdings, Ltd.	235,000	$1,487,895

		$1,487,895

Electrical Equipment — 1.2%

ABB, Ltd. ADR(1)	103,900	$2,149,691

		$2,149,691

Electronic Equipment, Instruments & Components — 4.1%

FUJIFILM Holdings Corp.	146,800	$4,897,483
Hon Hai Precision Industry Co., Ltd.	592,480	2,240,781

		$7,138,264

Energy Equipment & Services — 0.7%

OAO TMK GDR(1)	62,719	$1,232,174

		$1,232,174

Food Products — 4.9%

Nestle SA	112,000	$6,134,740
Unilever PLC	83,000	2,392,927

		$8,527,667

Hotels, Restaurants & Leisure — 1.6%

Carnival PLC	33,000	$1,425,775
InterContinental Hotels Group PLC	74,600	1,440,758

		$2,866,533

Household Durables — 1.6%

Desarrolladora Homex SAB de CV ADR(1)	81,100	$2,723,338

		$2,723,338

Household Products — 1.2%

Henkel AG & Co. KGaA	40,700	$2,016,942

		$2,016,942

See notes to financial statements

18

Tax-Managed International Equity Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Industrial Conglomerates — 6.7%

Cookson Group PLC(1)	302,000	$2,493,198
Keppel Corp., Ltd.	872,000	6,744,494
Siemens AG ADR	22,100	2,526,251

		$11,763,943

Insurance — 2.3%

AXA SA	68,400	$1,247,405
Swiss Reinsurance Co., Ltd.	18,100	869,652
Zurich Financial Services AG	8,000	1,957,738

		$4,074,795

Machinery — 1.6%

Volvo AB(1)	203,200	$2,750,982

		$2,750,982

Media — 1.5%

Focus Media Holding, Ltd. ADR(1)	104,000	$2,574,000

		$2,574,000

Metals & Mining — 5.8%

Anglo American PLC ADR	119,900	$2,787,675
Thompson Creek Metals Co., Inc.(1)	217,800	2,622,312
Vale SA ADR	162,900	4,680,117

		$10,090,104

Office Electronics — 2.1%

Canon, Inc.	81,100	$3,733,299

		$3,733,299

Oil, Gas & Consumable Fuels — 7.7%

BP PLC ADR	22,500	$918,675
CNOOC, Ltd.	840,000	1,749,315
Petroleo Brasileiro SA ADR	105,000	3,274,950
Rosneft Oil Co. GDR(1)	380,000	2,644,089
Statoil ASA	45,000	982,883
Total SA	71,000	3,864,808

		$13,434,720

Pharmaceuticals — 10.0%

AstraZeneca PLC ADR	63,000	$3,178,980
Genomma Lab Internacional SAB de CV(1)	480,000	1,034,402
GlaxoSmithKline PLC ADR	72,700	2,838,208
Novartis AG	128,200	7,428,253
Novo Nordisk A/S, Class B	9,500	997,518
Sanofi-Aventis	28,100	1,968,730

		$17,446,091

Real Estate Management & Development — 0.8%

Raven Russia, Ltd.	1,682,051	$1,399,073

		$1,399,073

Specialty Retail — 1.2%

Kingfisher PLC	538,000	$2,049,559

		$2,049,559

Tobacco — 3.5%

British American Tobacco PLC	160,000	$6,095,407

		$6,095,407

Trading Companies & Distributors — 2.8%

Mitsubishi Corp.	50,000	$1,200,983
Mitsui & Co., Ltd.	230,000	3,617,303

		$4,818,286

Wireless Telecommunication Services — 3.5%

Turkcell Iletisim Hizmetleri AS ADR	231,000	$4,141,830
Vodafone Group PLC ADR	71,700	1,972,467

		$6,114,297

Total Common Stocks
(identified cost $159,820,920)		$167,393,713

See notes to financial statements

19

Tax-Managed International Equity Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Short-Term Investments — 2.6%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.22%(2)(3)	$4,514	$4,514,368

Total Short-Term Investments
(identified cost $4,514,368)		$4,514,368

Total Investments — 98.4%
(identified cost $164,335,288)		$171,908,081

Other Assets, Less Liabilities — 1.6%		$2,730,391

Net Assets — 100.0%		$174,638,472

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

(1)	Non-income producing security.

(2)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2010.

(3)	Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio, an affiliated investment company, for the year ended October 31, 2010 was $5,884 and $0, respectively.

Country Concentration of Portfolio

	Percentage
Country	of Net Assets	Value

United Kingdom	19.0%	$33,192,616
Switzerland	11.6	20,274,501
Japan	11.6	20,239,128
France	7.9	13,842,800
Singapore	6.5	11,429,711
Brazil	5.6	9,800,027
Germany	4.9	8,597,045
Hong Kong	3.7	6,415,750
China	3.5	6,095,833
Mexico	3.3	5,734,500
Canada	3.2	5,543,142
Russia	3.0	5,275,336
United States	2.6	4,514,368
Turkey	2.4	4,141,830
Belgium	1.9	3,378,629
Spain	1.7	3,029,221
Sweden	1.6	2,750,982
Taiwan	1.3	2,240,781
Netherlands	1.1	1,862,184
Italy	0.6	1,049,920
Denmark	0.6	997,518
Norway	0.5	982,883
Poland	0.3	519,376

Total Investments	98.4%	$171,908,081

See notes to financial statements

20

Tax-Managed International Equity Portfolio as of October 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2010

Assets

Unaffiliated investments, at value (identified cost, $159,820,920)	$167,393,713
Affiliated investment, at value (identified cost, $4,514,368)	4,514,368
Foreign currency, at value (identified cost, $13,441,372)	13,521,649
Dividends receivable	287,496
Interest receivable from affiliated investment	380
Receivable for investments sold	4,819,084
Tax reclaims receivable	685,109

Total assets	$191,221,799

Liabilities

Payable for investments purchased	$16,345,671
Payable to affiliates:
Investment adviser fee	150,379
Trustees’ fees	513
Accrued expenses	86,764

Total liabilities	$16,583,327

Net Assets applicable to investors’ interest in Portfolio	$174,638,472

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$167,005,585
Net unrealized appreciation	7,632,887

Total	$174,638,472

Statement of Operations

For the Year Ended
October 31, 2010

Investment Income

Dividends (net of foreign taxes, $445,749)	$4,419,160
Interest allocated from affiliated investments	6,822
Expenses allocated from affiliated investments	(938)

Total investment income	$4,425,044

Expenses

Investment adviser fee	$1,827,500
Trustees’ fees and expenses	6,478
Custodian fee	173,965
Legal and accounting services	35,986
Stock dividend tax	4,116
Miscellaneous	10,352

Total expenses	$2,058,397

Deduct —
Reduction of custodian fee	$9

Total expense reductions	$9

Net expenses	$2,058,388

Net investment income	$2,366,656

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$30,130,657
Investment transactions allocated from affiliated investments	2,803
Foreign currency transactions	256,806

Net realized gain	$30,390,266

Change in unrealized appreciation (depreciation) —
Investments	$(23,779,526)
Foreign currency	(686)

Net change in unrealized appreciation (depreciation)	$(23,780,212)

Net realized and unrealized gain	$6,610,054

Net increase in net assets from operations	$8,976,710

See notes to financial statements

21

Tax-Managed International Equity Portfolio as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2010	October 31, 2009

From operations —
Net investment income	$2,366,656	$4,379,263
Net realized gain (loss) from investment and foreign currency transactions	30,390,266	(57,015,472)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(23,780,212)	77,897,697

Net increase in net assets from operations	$8,976,710	$25,261,488

Capital transactions —
Contributions	$20,759,092	$22,585,063
Withdrawals	(48,705,200)	(81,218,538)

Net decrease from capital transactions	$(27,946,108)	$(58,633,475)

Net decrease in net assets	$(18,969,398)	$(33,371,987)

Net Assets

At beginning of year	$193,607,870	$226,979,857

At end of year	$174,638,472	$193,607,870

See notes to financial statements

22

Tax-Managed International Equity Portfolio as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended October 31,

	2010	2009		2008	2007		2006

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	1.13%	1.12	%(2)	1.09%	1.10%		1.12%
Net investment income	1.30%	2.30%		2.08%	2.51	%(3)	1.38%
Portfolio Turnover	72%	57%		34%	23%		25%

Total Return	5.48%	16.92%		(48.82)%	36.97%		29.54%

Net assets, end of year (000’s omitted)	$174,638	$193,608		$226,980	$391,673		$228,277

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.005% of average daily net assets for the year ended October 31, 2009). All of the waiver was borne by the sub-adviser.

(3)	Includes a dividend resulting from a corporate action equal to 0.96% of average daily net assets.

See notes to financial statements

23

Tax-Managed International Equity Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Tax-Managed International Equity Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term after-tax returns by investing in a diversified portfolio of foreign equity securities. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2010, Eaton Vance Tax-Managed International Equity Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 56.1% and 43.8%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

24

Tax-Managed International Equity Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 1.00% of the Portfolio’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. Pursuant to a sub-advisory agreement, BMR pays Eagle Global Advisors, L.L.C. (Eagle) a portion of its adviser fee for sub-advisory services provided to the Portfolio. Prior to its liquidation in February 2010, the portion of the adviser fee payable by Cash Management Portfolio, an affiliated investment company, on the Portfolio’s investment of cash therein was credited against the Portfolio’s investment adviser fee. The Portfolio currently invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2010, the Portfolio’s investment adviser fee totaled $1,827,981 of which $481 was allocated from Cash Management Portfolio and $1,827,500 was paid or accrued directly by the Portfolio. For the year ended October 31, 2010, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management Portfolio, was 1.00% of the Portfolio’s average daily net assets.

25

Tax-Managed International Equity Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $127,301,198 and $158,405,254, respectively, for the year ended October 31, 2010.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$164,866,907

Gross unrealized appreciation	$9,106,669
Gross unrealized depreciation	(2,065,495)

Net unrealized appreciation	$7,041,174

The net unrealized appreciation on foreign currency at October 31, 2010 on a federal income tax basis was $60,094.

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2010.

6   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

7   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2010, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

26

Tax-Managed International Equity Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Consumer Discretionary	$5,297,338	$12,129,438		$—	$17,426,776
Consumer Staples	4,263,626	16,640,016		—	20,903,642
Energy	4,193,625	10,473,269		—	14,666,894
Financials	1,844,960	34,934,132		—	36,779,092
Health Care	7,051,590	10,394,501		—	17,446,091
Industrials	4,675,942	16,806,960		—	21,482,902
Information Technology	—	10,871,562		—	10,871,562
Materials	13,010,934	2,312,223		—	15,323,157
Telecommunication Services	6,114,297	4,891,405		—	11,005,702
Utilities	—	1,487,895		—	1,487,895

Total Common Stocks	$46,452,312	$120,941,401	*	$—	$167,393,713

Short-Term Investments	$—	$4,514,368		$—	$4,514,368

Total Investments	$46,452,312	$125,455,769		$—	$171,908,081

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of October 31, 2009 whose fair value was determined using Level 3 inputs.

27

Tax-Managed International Equity Portfolio as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Tax-Managed International Equity Portfolio:
We have audited the accompanying statement of assets and liabilities of Tax-Managed International Equity Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed International Equity Portfolio as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 14, 2010

28

Eaton Vance Tax-Managed International Equity Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
• Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;

•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
• Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
• Data relating to portfolio turnover rates of each fund;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
• The terms of each advisory agreement.

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Eaton Vance Tax-Managed International Equity Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Tax-Managed International Equity Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Tax-Managed International Equity Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), and the sub-advisory agreement with Eagle Global Advisors, L.L.C. (“Eagle” or the “Sub-adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and sub-advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and sub-advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser’s in-house equity research capabilities. With respect to the Adviser, the Board considered the Adviser’s responsibilities supervising the Sub-adviser. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management. With respect to the Sub-adviser, the Board took into consideration the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the Sub-adviser’s experience in managing international equity portfolios.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof, and of the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

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Eaton Vance Tax-Managed International Equity Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and sub-advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2009 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Portfolio and the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the fund complex level.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof, in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolio, including the benefits of research services that may be available to the Adviser or Sub-adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser’s profitability in managing the Portfolio was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates, Eagle, and the Fund to continue to share such benefits equitably.

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Eaton Vance Tax-Managed International Equity Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed International Equity Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC, “Eagle” refers to Eagle Global Advisors, L.L.C. and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 184 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	184	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	184	None

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	184	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Since 2003	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	184	None

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	184	None

32

Eaton Vance Tax-Managed International Equity Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	184	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	184	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	184	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

William H. Ahern, Jr. 1959	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

Edward R. Allen, III 1960	Vice President of the Portfolio	Since 2004	Senior Partner of Eagle. Officer of 3 registered investment companies managed by EVM or BMR.

John R. Baur 1970	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto was an Account Team Representative in Singapore for Applied Materials Inc. Officer of 37 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 1967	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Officer of 49 registered investment companies managed by EVM or BMR.

Michael A. Cirami 1975	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 1963	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 96 registered investment companies managed by EVM or BMR.

John H. Croft 1962	Vice President of the Trust	Since 2010	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 1972	Vice President of the Trust	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

33

Eaton Vance Tax-Managed International Equity Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Thomas N. Hunt, III 1964	Vice President of the Portfolio	Since 2004	Senior Partner of Eagle. Officer of 3 registered investment companies managed by EVM or BMR.

Christine M. Johnston 1972	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Aamer Khan 1960	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas H. Luster 1962	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 1961	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 33 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 1957	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2001 and President of the Portfolio since 2002	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Judith A. Saryan 1954	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Susan Schiff 1961	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Thomas Seto 1962	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

David M. Stein 1951	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

Eric A. Stein 1980	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Originally joined EVM in July 2002. Prior to re-joining EVM in September 2008, Mr. Stein worked at the Federal Reserve Bank of New York (2007-2008) and attended business school in Chicago, Illinois. Officer of 34 registered investment companies managed by EVM or BMR.

Dan R. Strelow 1959	Vice President of the Trust	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 33 registered investment companies managed by EVM or BMR.

Mark S. Venezia 1949	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Adam A. Weigold 1975	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 73 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

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Eaton Vance Tax-Managed International Equity Fund

MANAGEMENT AND ORGANIZATION CONT’D

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Fund (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

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This Page Intentionally Left Blank

Investment Adviser of Tax-Managed International Equity Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Sub-Adviser of Tax-Managed International Equity Portfolio
Eagle Global Advisors, L.L.C.
5847 San Felipe, Suite 930
Houston, TX 77057

Administrator of Eaton Vance Tax-Managed International Equity Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed International Equity Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus, if available. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus, if available, contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

038-12/10	IGSRC

Eaton Vance
Investment Managers

Annual Report October 31, 2010

EATON VANCE TAX-MANAGED MID-CAP CORE FUND

Miscellaneous
Income
1099-MISC

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions

William R. Hackney III, CFA
      Portfolio Manager
•	U.S. equity markets seesawed their way to solid gains for the year ending October 31, 2010. Over the course of the year, investors’ attitudes toward risk were buffeted by unsettling macroeconomic factors and political uncertainty. In fact, until the final few months of the period, the markets continued to exhibit the general lack of confidence and ongoing volatility that has characterized the equity space through most of the past two years.
•	Domestic equities made a strong start to the period but pulled back in the April-June period, as sovereign debt problems in the eurozone, slower growth in China and a turbulent U.S. political environment chilled investor sentiment. Despite these macro concerns, however, signs of economic growth, albeit somewhat anemic, and improvements in corporate business fundamentals also began to appear. By September and October, investors seemed to have grown more comfortable with risk tolerance, and equities began to establish some traction to the upside.

•	For the year as a whole, the S&P 500 Index gained 16.52%, the Dow Jones Industrial Average rose 17.62% and the NASDAQ Composite Index was up 23.88%. Growth stocks outperformed value stocks across all market capitalizations, and mid- and small-cap stocks outpaced large-cap stocks.
Management Discussion
•	The Fund[1] registered double-digit returns for the fiscal year ending October 31, 2010, lagging the performance of its benchmark, the S&P MidCap 400 Index (the Index),[2] while finishing roughly in line with the average return of funds in its Lipper peer group. All 10 economic sectors in the Index posted strong returns for the 12 months, with the cyclical materials, information technology and consumer discretionary sectors leading the way. Financials had the lowest returns, although the sector still gained nearly 23% for the year.

•	The Fund’s underperformance versus the Index was primarily due to security selection, particularly in the health care and financials sectors. Two positions in health care equipment and supplies affected results. A below-benchmark allocation to the outperforming pharmaceuticals group also negatively impacted performance. In financials, the Fund’s picks in real estate investment trust stocks did not keep pace with comparable names in the Index, while an underweighting in that sector also detracted.

Total Return Performance
10/31/09 — 10/31/10

Class A3	24.12%
Class B3	23.17
Class C3	23.10
S&P MidCap 400 Index[2]	27.64
Lipper Mid-Cap Core Funds Average[2]	23.82
See pages 3 and 4 for more performance information, including after-tax returns.

[1]	The Fund currently invests in a separate registered investment company, Tax-Managed Mid-Cap Core Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[2]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Absent an allocation of certain expenses to the administrator of the Fund and the sub-adviser of the Portfolio, the returns would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	Upside support came from favorable security selection in the consumer staples, consumer discretionary and energy sectors, with further boosts from the Fund’s stock picks in the commercial banks, communications equipment, and energy equipment and services industries. Within the consumer discretionary sector, the Fund benefited from security selection in internet & catalog retail and auto components.

•	At the end of the fiscal year, the Fund’s holdings were broadly diversified across nine of the 10 economic sectors that compose the Index. The Fund had no exposure to the telecommunication services sector, which represented less than 1% of the market capitalization of the Index during the period. In making investment decisions, the portfolio manager balances investment and tax considerations in seeking to build and maintain a portfolio of mid-cap stocks that he believes will perform well over the long term on an after-tax basis. Using a combination of growth and value disciplines, management emphasizes higher-quality companies whose stocks are considered to trade at attractive valuations relative to earnings or cash flow per share.
Portfolio Composition

Top 10 Holdings[1]

By net assets

Netflix, Inc.	3.3%
AMETEK, Inc.	3.0
Affiliated Managers Group, Inc.	3.0
F5 Networks, Inc.	2.6
IDEX Corp.	2.5
Denbury Resources, Inc.	2.3
Donaldson Co., Inc.	2.2
O’Reilly Automotive, Inc.	2.1
BorgWarner, Inc.	2.1
FMC Technologies, Inc.	2.1

[1]	Top 10 Holdings represented 25.2% of the Portfolio’s net assets as of 10/31/10.
Sector Weightings2
By net assets

[2]	As a percentage of the Portfolio’s net assets as of 10/31/10.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2010
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the S&P MidCap 400 Index, an unmanaged index of 400 U.S. mid-cap stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the S&P MidCap 400 Index. Class A returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C
Share Class Symbol	EXMCX	EBMCX	ECMCX

Average Annual Total Returns (at net asset value)

One Year	24.12%	23.17%	23.10%
Five Years	5.78	5.02	4.99
Life of Fund†	5.86	5.08	5.07
SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	16.96%	18.17%	22.10%
Five Years	4.55	4.69	4.99
Life of Fund†	5.14	5.08	5.07

†	Inception Dates — Class A, Class B, and Class C: 3/4/02

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% - 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Absent an allocation of certain expenses to the administrator of the Fund and the sub-adviser of the Portfolio, the returns would be lower.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Gross Expense Ratio	1.91%	2.66%	2.66%
Net Expense Ratio	1.60	2.35	2.35

[2]	Source: Prospectus dated 3/1/10. Net Expense Ratio reflects a contractual expense reimbursement that continues through February 28, 2011. Thereafter, the expense reimbursement may be changed or terminated at any time. Without this expense reimbursement, performance would have been lower.

*	Source: Lipper Inc. Class A of the Fund commenced investment operations on 3/4/02.
A $10,000 hypothetical investment at net asset value in Class B shares and Class C shares on 3/4/02 (commencement of operations) would have been valued at $15,368 and $15,345, respectively, on 10/31/10. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2010
FUND PERFORMANCE
“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.
Average Annual Total Returns
(For the periods ended October 31, 2010)
Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	24.12%	5.78%	5.86%
Return After Taxes on Distributions	24.12	5.39	5.63
Return After Taxes on Distributions and Sale of Fund Shares	15.68	4.97	5.11
Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Life of Fund
Return Before Taxes	16.96%	4.55%	5.14%
Return After Taxes on Distributions	16.96	4.16	4.91
Return After Taxes on Distributions and Sale of Fund Shares	11.03	3.89	4.47
Average Annual Total Returns
(For the periods ended October 31, 2010)
Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	23.10%	4.99%	5.07%
Return After Taxes on Distributions	23.10	4.58	4.83
Return After Taxes on Distributions and Sale of Fund Shares	15.01	4.28	4.41
Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Life of Fund
Return Before Taxes	22.10%	4.99%	5.07%
Return After Taxes on Distributions	22.10	4.58	4.83
Return After Taxes on Distributions and Sale of Fund Shares	14.36	4.28	4.41
Average Annual Total Returns
(For the periods ended October 31, 2010)
Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	23.17%	5.02%	5.08%
Return After Taxes on Distributions	23.17	4.61	4.85
Return After Taxes on Distributions and Sale of Fund Shares	15.06	4.31	4.42
Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Life of Fund
Return Before Taxes	18.17%	4.69%	5.08%
Return After Taxes on Distributions	18.17	4.27	4.85
Return After Taxes on Distributions and Sale of Fund Shares	11.81	4.02	4.42
Class A, Class B and Class C of the Fund commenced investment operations on 3/4/02. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not. Absent an allocation of certain expenses to the administrator of the Fund and the sub-adviser of the Portfolio, the returns would be lower.
After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 – October 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Tax-Managed Mid-Cap Core Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/10)	(10/31/10)	(5/1/10 – 10/31/10)

Actual
Class A	$1,000.00	$1,019.80	$8.15	**
Class B	$1,000.00	$1,016.60	$11.94	**
Class C	$1,000.00	$1,016.70	$11.95	**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.10	$8.13	**
Class B	$1,000.00	$1,013.40	$11.93	**
Class C	$1,000.00	$1,013.40	$11.93	**

*	Expenses are equal to the Fund’s annualized expense ratio of 1.60% for Class A shares, 2.35% for Class B shares and 2.35% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2010. The Example reflects expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, the expenses would be higher.

5

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2010

Assets

Investment in Tax-Managed Mid-Cap Core Portfolio, at value (identified cost, $34,303,749)	$45,700,645
Receivable for Fund shares sold	90,036

Total assets	$45,790,681

Liabilities

Payable for Fund shares redeemed	$81,834
Payable to affiliates:
Distribution and service fees	15,930
Administration fee	5,637
Trustees’ fees	42
Due to adviser	3,000
Accrued expenses	36,975

Total liabilities	$143,418

Net Assets	$45,647,263

Sources of Net Assets

Paid-in capital	$34,080,732
Accumulated net realized gain from Portfolio	207,999
Accumulated net investment loss	(38,364)
Net unrealized appreciation from Portfolio	11,396,896

Total	$45,647,263

Class A Shares

Net Assets	$35,125,243
Shares Outstanding	2,436,789
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$14.41
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$15.29

Class B Shares

Net Assets	$3,326,737
Shares Outstanding	247,419
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$13.45

Class C Shares

Net Assets	$7,195,283
Shares Outstanding	535,618
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$13.43

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2010

Investment Income

Dividends allocated from Portfolio	$454,109
Expenses allocated from Portfolio	(366,750)

Total investment income from Portfolio	$87,359

Expenses

Administration fee	$59,777
Distribution and service fees
Class A	74,538
Class B	31,731
Class C	68,634
Trustees’ fees and expenses	500
Custodian fee	9,710
Transfer and dividend disbursing agent fees	46,468
Legal and accounting services	19,564
Printing and postage	16,420
Registration fees	42,004
Miscellaneous	10,813

Total expenses	$380,159

Deduct —
Allocation of expenses to affiliates	$34,050

Total expense reductions	$34,050

Net expenses	$346,109

Net investment loss	$(258,750)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$1,803,721
Capital gain distributions received	32,741

Net realized gain	$1,836,462

Change in unrealized appreciation (depreciation) —
Investments	$6,991,663

Net change in unrealized appreciation (depreciation)	$6,991,663

Net realized and unrealized gain	$8,828,125

Net increase in net assets from operations	$8,569,375

See notes to financial statements

6

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2010	October 31, 2009

From operations —
Net investment loss	$(258,750)	$(91,112)
Net realized gain (loss) from investment transactions and capital gain distributions received	1,836,462	(910,122)
Net change in unrealized appreciation (depreciation) from investments	6,991,663	5,278,128

Net increase in net assets from operations	$8,569,375	$4,276,894

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$12,426,937	$11,645,974
Class B	789,675	425,147
Class C	1,213,807	1,849,222
Cost of shares redeemed
Class A	(9,399,726)	(6,358,841)
Class B	(426,149)	(667,020)
Class C	(1,969,717)	(1,513,454)
Net asset value of shares exchanged
Class A	795,952	354,651
Class B	(795,952)	(354,651)

Net increase in net assets from Fund share transactions	$2,634,827	$5,381,028

Net increase in net assets	$11,204,202	$9,657,922

Net Assets

At beginning of year	$34,443,061	$24,785,139

At end of year	$45,647,263	$34,443,061

Accumulated net investment loss included in net assets

At end of year	$(38,364)	$(40,554)

See notes to financial statements

7

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended October 31,

	2010	2009	2008	2007	2006

Net asset value — Beginning of year	$11.610	$9.910	$15.400	$13.890	$12.360

Income (Loss) From Operations

Net investment loss(1)	$(0.060)	$(0.012)	$(0.035)	$(0.049)	$(0.067)
Net realized and unrealized gain (loss)	2.860	1.712	(4.430)	2.299	1.663

Total income (loss) from operations	$2.800	$1.700	$(4.465)	$2.250	$1.596

Less Distributions

From net realized gain	$—	$—	$(1.025)	$(0.740)	$(0.066)

Total distributions	$—	$—	$(1.025)	$(0.740)	$(0.066)

Net asset value — End of year	$14.410	$11.610	$9.910	$15.400	$13.890

Total Return(2)	24.12%	17.15%	(31.02)%	16.93%	12.96%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$35,125	$24,813	$16,196	$24,406	$17,718
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)(5)	1.60%	1.60%	1.60%	1.64%	1.70%
Net investment loss	(0.46)%	(0.11)%	(0.26)%	(0.34)%	(0.50)%
Portfolio Turnover of the Portfolio	33%	42%	40%	38%	55%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	The investment adviser of the Portfolio waived a portion of its investment adviser fee and the administrator of the Fund subsidized certain operating expenses (equal to 0.09%, 0.31%, 0.06%, 0.07% and 0.07% of average daily net assets for the years ended October 31, 2010, 2009, 2008, 2007 and 2006, respectively). A portion of the waiver and subsidy was borne by the sub-adviser of the Portfolio. Absent this waiver and subsidy, total return would be lower.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

8

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended October 31,

	2010	2009	2008	2007	2006

Net asset value — Beginning of year	$10.920	$9.380	$14.740	$13.420	$12.030

Income (Loss) From Operations

Net investment loss(1)	$(0.146)	$(0.075)	$(0.127)	$(0.151)	$(0.161)
Net realized and unrealized gain (loss)	2.676	1.615	(4.208)	2.211	1.617

Total income (loss) from operations	$2.530	$1.540	$(4.335)	$2.060	$1.456

Less Distributions

From net realized gain	$—	$—	$(1.025)	$(0.740)	$(0.066)

Total distributions	$—	$—	$(1.025)	$(0.740)	$(0.066)

Net asset value — End of year	$13.450	$10.920	$9.380	$14.740	$13.420

Total Return(2)	23.17%	16.42%	(31.56)%	16.07%	12.15%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$3,327	$3,102	$3,316	$5,950	$6,577
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)(5)	2.35%	2.35%	2.35%	2.39%	2.45%
Net investment loss	(1.21)%	(0.80)%	(1.01)%	(1.08)%	(1.25)%
Portfolio Turnover of the Portfolio	33%	42%	40%	38%	55%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	The investment adviser of the Portfolio waived a portion of its investment adviser fee and the administrator of the Fund subsidized certain operating expenses (equal to 0.09%, 0.31%, 0.06%, 0.07% and 0.07% of average daily net assets for the years ended October 31, 2010, 2009, 2008, 2007 and 2006, respectively). A portion of the waiver and subsidy was borne by the sub-adviser of the Portfolio. Absent this waiver and subsidy, total return would be lower.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

9

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended October 31,

	2010	2009	2008	2007	2006

Net asset value — Beginning of year	$10.910	$9.370	$14.740	$13.420	$12.030

Income (Loss) From Operations

Net investment loss(1)	$(0.145)	$(0.080)	$(0.127)	$(0.151)	$(0.161)
Net realized and unrealized gain (loss)	2.665	1.620	(4.218)	2.211	1.617

Total income (loss) from operations	$2.520	$1.540	$(4.345)	$2.060	$1.456

Less Distributions

From net realized gain	$—	$—	$(1.025)	$(0.740)	$(0.066)

Total distributions	$—	$—	$(1.025)	$(0.740)	$(0.066)

Net asset value — End of year	$13.430	$10.910	$9.370	$14.740	$13.420

Total Return(2)	23.10%	16.44%	(31.63)%	16.07%	12.15%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$7,195	$6,528	$5,273	$8,735	$7,051
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)(5)	2.35%	2.35%	2.35%	2.39%	2.45%
Net investment loss	(1.20)%	(0.84)%	(1.02)%	(1.08)%	(1.25)%
Portfolio Turnover of the Portfolio	33%	42%	40%	38%	55%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	The investment adviser of the Portfolio waived a portion of its investment adviser fee and the administrator of the Fund subsidized certain operating expenses (equal to 0.09%, 0.31%, 0.06%, 0.07% and 0.07% of average daily net assets for the years ended October 31, 2010, 2009, 2008, 2007 and 2006, respectively). A portion of the waiver and subsidy was borne by the sub-adviser of the Portfolio. Absent this waiver and subsidy, total return would be lower.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

10

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Tax-Managed Mid-Cap Core Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Mid-Cap Core Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (57.1% at October 31, 2010). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

During the year ended October 31, 2010, a capital loss carryforward of $1,631,301 was utilized to offset net realized gains by the Fund.

As of October 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

11

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

During the year ended October 31, 2010, accumulated net realized gain was increased by $11,141, accumulated net investment loss was decreased by $260,940 and paid-in capital was decreased by $272,081 due to differences between book and tax accounting, primarily for net operating losses and distributions from real estate investment trusts (REITs). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed long-term capital gains	$191,300
Net unrealized appreciation	$11,375,231

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations and distributions from REITs.

3   Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2010, the administration fee amounted to $59,777. EVM and the sub-adviser of the Portfolio, Atlanta Capital Management Company, LLC (Atlanta Capital), have agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.60% annually of the Fund’s average daily net assets for Class A and 2.35% annually of the Fund’s average daily net assets for Class B and Class C. This agreement may be changed or terminated after February 28, 2011. Pursuant to this agreement, EVM and Atlanta Capital were allocated $10,641 and $23,409, respectively, of the Fund’s operating expenses for the year ended October 31, 2010. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2010, EVM earned $2,698 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $8,026 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2010. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2010 amounted to $74,538 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD

12

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2010, the Fund paid or accrued to EVD $23,798 and $51,476 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2010, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $63,000 and $552,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2010 amounted to $7,933 and $17,158 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2010, the Fund was informed that EVD received approximately $1,000 and $300 of CDSCs paid by Class B and Class C shareholders, respectively, and no CDSCs paid by Class A shareholders.

6   Investment Transactions

For the year ended October 31, 2010, increases and decreases in the Fund’s investment in the Portfolio aggregated $8,685,650 and $6,107,297, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2010	2009

Sales	960,667	1,154,432
Redemptions	(720,756)	(690,775)
Exchange from Class B shares	60,603	37,557

Net increase	300,514	501,214

	Year Ended October 31,
Class B	2010	2009

Sales	63,307	45,335
Redemptions	(35,298)	(74,867)
Exchange to Class A shares	(64,788)	(39,795)

Net decrease	(36,779)	(69,327)

	Year Ended October 31,
Class C	2010	2009

Sales	98,682	201,231
Redemptions	(161,673)	(165,286)

Net increase (decrease)	(62,991)	35,945

13

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Mid-Cap Core Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Mid-Cap Core Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 17, 2010

14

Eaton Vance Tax-Managed Mid-Cap Core Fund as of October 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

15

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS

Common Stocks — 99.2%

Security	Shares	Value

Auto Components — 2.1%

BorgWarner, Inc.(1)	30,000	$1,683,300

		$1,683,300

Beverages — 1.2%

Hansen Natural Corp.(1)	18,000	$921,780

		$921,780

Capital Markets — 5.9%

Affiliated Managers Group, Inc.(1)	27,600	$2,362,836
Greenhill & Co., Inc.	18,000	1,398,060
SEI Investments Co.	45,000	996,750

		$4,757,646

Chemicals — 1.2%

RPM International, Inc.	47,000	$973,370

		$973,370

Commercial Banks — 5.2%

City National Corp.	25,500	$1,315,035
Cullen/Frost Bankers, Inc.	18,000	943,920
Trustmark Corp.	60,000	1,325,400
Umpqua Holdings Corp.	49,900	548,900

		$4,133,255

Communications Equipment — 2.6%

F5 Networks, Inc.(1)	18,000	$2,118,600

		$2,118,600

Construction & Engineering — 0.9%

Jacobs Engineering Group, Inc.(1)	19,000	$733,590

		$733,590

Construction Materials — 0.6%

Martin Marietta Materials, Inc.	6,000	$482,880

		$482,880

Containers & Packaging — 3.2%

Rock-Tenn Co., Class A	18,000	$1,023,300
Sonoco Products Co.	46,200	1,547,700

		$2,571,000

Electric Utilities — 1.2%

DPL, Inc.	38,300	$999,630

		$999,630

Electrical Equipment — 3.0%

AMETEK, Inc.	45,000	$2,432,250

		$2,432,250

Electronic Equipment, Instruments & Components — 4.4%

Amphenol Corp., Class A	25,600	$1,283,328
FLIR Systems, Inc.(1)	45,000	1,252,800
National Instruments Corp.	28,000	974,120

		$3,510,248

Energy Equipment & Services — 3.5%

FMC Technologies, Inc.(1)	23,000	$1,658,300
Oceaneering International, Inc.(1)	19,000	1,175,530

		$2,833,830

Food & Staples Retailing — 0.8%

Ruddick Corp.	19,000	$663,100

		$663,100

Food Products — 0.7%

Diamond Foods, Inc.	12,000	$530,400

		$530,400

Gas Utilities — 2.7%

AGL Resources, Inc.	23,600	$926,536
National Fuel Gas Co.	22,500	1,241,550

		$2,168,086

Health Care Equipment & Supplies — 2.6%

DENTSPLY International, Inc.	37,800	$1,186,542
Varian Medical Systems, Inc.(1)	14,000	885,080

		$2,071,622

See notes to financial statements

16

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Health Care Providers & Services — 2.8%

Henry Schein, Inc.(1)	21,000	$1,179,150
Universal Health Services, Inc., Class B	25,000	1,031,750

		$2,210,900

Health Care Technology — 0.6%

Allscripts Healthcare Solutions, Inc.(1)	25,000	$477,250

		$477,250

Household Durables — 1.1%

Mohawk Industries, Inc.(1)	15,400	$883,036

		$883,036

Household Products — 0.3%

Church & Dwight Co., Inc.	4,000	$263,400

		$263,400

Insurance — 4.1%

Arthur J. Gallagher & Co.	40,000	$1,126,400
HCC Insurance Holdings, Inc.	40,000	1,059,200
Markel Corp.(1)	3,200	1,072,064

		$3,257,664

Internet & Catalog Retail — 3.3%

Netflix, Inc.(1)	15,300	$2,654,550

		$2,654,550

Internet Software & Services — 2.0%

GSI Commerce, Inc.(1)	30,000	$732,600
MercadoLibre, Inc.(1)	13,000	859,690

		$1,592,290

Life Sciences Tools & Services — 3.3%

Bio-Rad Laboratories, Inc., Class A(1)	13,000	$1,178,060
Mettler-Toledo International, Inc.(1)	11,200	1,462,272

		$2,640,332

Machinery — 7.8%

Donaldson Co., Inc.	36,000	$1,753,920
Graco, Inc.	34,000	1,169,940
IDEX Corp.	55,000	1,984,400
Snap-On, Inc.	10,000	510,000
Valmont Industries, Inc.	10,000	788,500

		$6,206,760

Media — 1.4%

Morningstar, Inc.(1)	23,000	$1,122,860

		$1,122,860

Metals & Mining — 1.2%

Cliffs Natural Resources, Inc.	15,000	$978,000

		$978,000

Multi-Utilities — 1.9%

OGE Energy Corp.	34,000	$1,501,440

		$1,501,440

Multiline Retail — 1.7%

Dollar Tree, Inc.(1)	26,000	$1,334,060

		$1,334,060

Oil, Gas & Consumable Fuels — 5.0%

Arch Coal, Inc.	30,000	$737,700
Denbury Resources, Inc.(1)	110,000	1,872,200
Newfield Exploration Co.(1)	24,000	1,430,880

		$4,040,780

Personal Products — 0.2%

Alberto-Culver Co.	5,000	$186,450

		$186,450

Pharmaceuticals — 1.6%

Mylan, Inc.(1)	65,000	$1,320,800

		$1,320,800

Professional Services — 0.7%

FTI Consulting, Inc.(1)	15,000	$531,900

		$531,900

See notes to financial statements

17

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Real Estate Investment Trusts (REITs) — 3.5%

Health Care REIT, Inc.	27,000	$1,379,700
Rayonier, Inc.	28,000	1,461,600

		$2,841,300

Road & Rail — 1.1%

J.B. Hunt Transport Services, Inc.	25,000	$899,000

		$899,000

Semiconductors & Semiconductor Equipment — 2.2%

Cree, Inc.(1)	8,000	$410,320
Microchip Technology, Inc.	41,050	1,320,989

		$1,731,309

Software — 4.7%

ANSYS, Inc.(1)	31,200	$1,411,800
Fair Isaac Corp.	35,100	843,804
Jack Henry & Associates, Inc.	55,200	1,499,232

		$3,754,836

Specialty Retail — 4.0%

J. Crew Group, Inc.(1)	17,000	$543,830
O’Reilly Automotive, Inc.(1)	29,000	1,696,500
Ross Stores, Inc.	16,000	943,840

		$3,184,170

Textiles, Apparel & Luxury Goods — 1.6%

Columbia Sportswear Co.	24,000	$1,254,000

		$1,254,000

Trading Companies & Distributors — 1.3%

Aircastle, Ltd.	110,000	$1,013,100

		$1,013,100

Total Common Stocks — 99.2%
(identified cost $56,447,049)		$79,464,774

Other Assets, Less Liabilities — 0.8%		$618,156

Net Assets — 100.0%		$80,082,930

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

See notes to financial statements

18

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2010

Assets

Investments, at value (identified cost, $56,447,049)	$79,464,774
Cash	828,056
Dividends receivable	7,250

Total assets	$80,300,080

Liabilities

Payable for investments purchased	$113,376
Payable to affiliates:
Investment adviser fee	53,040
Trustees’ fees	257
Accrued expenses	50,477

Total liabilities	$217,150

Net Assets applicable to investors’ interest in Portfolio	$80,082,930

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$57,065,205
Net unrealized appreciation	23,017,725

Total	$80,082,930

Statement of Operations

For the Year Ended
October 31, 2010

Investment Income

Dividends	$867,817

Total investment income	$867,817

Expenses

Investment adviser fee	$607,269
Trustees’ fees and expenses	3,060
Custodian fee	56,241
Legal and accounting services	30,398
Miscellaneous	4,381

Total expenses	$701,349

Deduct —
Waiver of investment adviser fee	$3,240
Reduction of custodian fee	449

Total expense reductions	$3,689

Net expenses	$697,660

Net investment income	$170,157

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$3,952,500
Capital gain distributions received	62,570

Net realized gain	$4,015,070

Change in unrealized appreciation (depreciation) — Investments	$12,532,361

Net change in unrealized appreciation (depreciation)	$12,532,361

Net realized and unrealized gain	$16,547,431

Net increase in net assets from operations	$16,717,588

See notes to financial statements

19

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2010	October 31, 2009

From operations —
Net investment income	$170,157	$378,805
Net realized gain (loss) from investment transactions and capital gain distributions received	4,015,070	(2,322,989)
Net change in unrealized appreciation (depreciation) from investments	12,532,361	11,180,220

Net increase in net assets from operations	$16,717,588	$9,236,036

Capital transactions —
Contributions	$8,707,535	$12,472,841
Withdrawals	(14,867,766)	(21,598,240)

Net decrease in net assets from capital transactions	$(6,160,231)	$(9,125,399)

Net increase in net assets	$10,557,357	$110,637

Net Assets

At beginning of year	$69,525,573	$69,414,936

At end of year	$80,082,930	$69,525,573

See notes to financial statements

20

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended October 31,

	2010	2009	2008	2007	2006

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)(2)	0.92%	0.93%	0.90%	0.90%	0.91%
Net investment income	0.22%	0.61%	0.44%	0.41%	0.29%
Portfolio Turnover	33%	42%	40%	38%	55%

Total Return	24.95%	17.93%	(30.51)%	17.79%	13.85%

Net assets, end of year (000’s omitted)	$80,083	$69,526	$69,415	$110,165	$97,877

(1)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01%, 0.01%, 0.01%, less than 0.01% and less than 0.01% of average daily net assets for the years ended October 31, 2010, 2009, 2008, 2007 and 2006, respectively). A portion of the waiver was borne by the sub-adviser. Absent this waiver, total return would be lower.

(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

21

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Tax-Managed Mid-Cap Core Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a diversified portfolio of common stocks of mid-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2010, Eaton Vance Tax-Managed Mid-Cap Core Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 57.1% and 42.9%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

22

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.80% of the Portfolio’s average daily net assets up to $500 million, and is payable monthly. On net assets of $500 and over, the annual fee is reduced. Pursuant to a sub-advisory agreement, BMR pays Atlanta Capital Management Company, LLC (Atlanta Capital), an affiliate of EVM, a portion of its adviser fee for sub-advisory services provided to the Portfolio. For the year ended October 31, 2010, the investment adviser fee was 0.80% of the Portfolio’s average daily net assets and amounted to $607,269. BMR has agreed to reduce the investment adviser fee by an amount equal to that portion of commissions paid to broker-dealers in execution of security transactions attributed to the Portfolio that is consideration for third-party research services. For the year ended October 31, 2010, BMR waived $3,240 of its investment adviser fee. Atlanta Capital, in turn, waived $3,240 of its sub-advisory fee.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $24,387,077 and $29,943,382, respectively, for the year ended October 31, 2010.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$56,558,134

Gross unrealized appreciation	$23,140,706
Gross unrealized depreciation	(234,066)

Net unrealized appreciation	$22,906,640

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2010.

6   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

23

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2010, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

Quoted
Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks	$79,464,774	$—	$—	$79,464,774

Total Investments	$79,464,774	$—	$—	$79,464,774

The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Portfolio held no investments or other financial instruments as of October 31, 2009 whose fair value was determined using Level 3 inputs.

24

Tax-Managed Mid-Cap Core Portfolio as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Tax-Managed Mid-Cap Core Portfolio:
We have audited the accompanying statement of assets and liabilities of Tax-Managed Mid-Cap Core Portfolio (the “Portfolio”) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Mid-Cap Core Portfolio as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 17, 2010

25

Eaton Vance Tax-Managed Mid-Cap Core Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

26

Eaton Vance Tax-Managed Mid-Cap Core Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Tax-Managed Mid-Cap Core Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Tax-Managed Mid-Cap Core Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), and the sub-advisory agreement with Atlanta Capital Management Company, LLC (the “Sub-adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and sub-advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and sub-advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio, including recent changes to such personnel. The Board specifically noted the Adviser’s in-house equity research capabilities. With respect to the Adviser, the Board considered the Adviser’s responsibilities supervising the Sub-adviser. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the Sub-adviser’s experience in managing equity portfolios.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

27

Eaton Vance Tax-Managed Mid-Cap Core Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and sub-advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2009 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the fund complex level. The Board noted the fact that the Administrator waived fees and/or paid expenses for the Fund. The Board also considered management’s proposals to take steps to address the longer-term prospects of the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolio, including the benefits of research services that may be available to the Adviser or Sub-adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

28

Eaton Vance Tax-Managed Mid-Cap Core Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Mid-Cap Core Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC, “Atlanta Capital” refers to Atlanta Capital Management Company, LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee and President of the Trust and Vice President of the Portfolio	Trustee since 2007, President of the Trust since 2002 and Vice President of the Portfolio since 2001	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 184 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	184	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	184	None

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	184	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Since 2003	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	184	None

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	184	None

29

Eaton Vance Tax-Managed Mid-Cap Core Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	184	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2001	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	184	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	184	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

William H. Ahern, Jr. 1959	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

John R. Baur 1970	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 37 registered investment companies managed by EVM or BMR.

William O. Bell, IV 1973	Vice President of the Portfolio	Since 2005	Vice President of Atlanta Capital. Officer of 2 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 1967	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Officer of 49 registered investment companies managed by EVM or BMR.

Michael A. Cirami 1975	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 1963	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 96 registered investment companies managed by EVM or BMR.

John H. Croft 1962	Vice President of the Trust	Since 2010	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

30

Eaton Vance Tax-Managed Mid-Cap Core Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Charles B. Gaffney 1972	Vice President of the Trust	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

William R. Hackney, III 1948	Vice President of the Portfolio	Since 2001	Managing Partner and member of the Executive Committee of Atlanta Capital. Officer of 2 registered investment companies managed by EVM or BMR.

Christine M. Johnston 1972	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Aamer Khan 1960	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas H. Luster 1962	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 1961	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 33 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 1957	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2001 and President of the Portfolio since 2007	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Judith A. Saryan 1954	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Susan Schiff 1961	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Thomas Seto 1962	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

David M. Stein 1951	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

Eric A. Stein 1980	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Originally joined EVM in July 2002. Prior to re-joining EVM in September 2008, Mr. Stein worked at the Federal Reserve Bank of New York (2007-2008) and attended business school in Chicago, Illinois. Officer of 34 registered investment companies managed by EVM or BMR.

Dan R. Strelow 1959	Vice President of the Trust	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 33 registered investment companies managed by EVM or BMR.

Mark S. Venezia 1949	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Adam A. Weigold 1975	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 73 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

31

Eaton Vance Tax-Managed Mid-Cap Core Fund

MANAGEMENT AND ORGANIZATION CONT’D

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Fund (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

32

Investment Adviser of Tax-Managed Mid-Cap Core Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Sub-Adviser of Tax-Managed Mid-Cap Core Portfolio
Atlanta Capital Management Company, LLC
1349 West Peachtree Street
Suite 1600
Atlanta, GA 30309

Administrator of Eaton Vance Tax-Managed Mid-Cap Core Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Mid-Cap Core Fund
Two International Place
Boston, MA 02110
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This report must be preceded or accompanied by a current prospectus or summary prospectus, if available. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus, if available, contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1301-12/10	TMMCCSRC

Eaton Vance
Investment Managers

Annual Report October 31, 2010

EATON VANCE TAX-MANAGED MULTI-CAP GROWTH FUND

Miscellaneous
Income
1099-MISC

Annual Report October 31, 2010 EATON VANCE TAX-MANAGED MULTI-CAP GROWTH FUND

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Economic and Market Conditions
•	U.S. equity markets seesawed their way to solid gains for the year ending October 31, 2010. Over the course of the year, investors’ attitudes toward risk were buffeted by unsettling macroeconomic factors and political uncertainty. In fact, until the final few months of the period, the markets continued to exhibit the general lack of confidence and ongoing volatility that has characterized the equity space through most of the past two years.
•	Domestic equities made a strong start to the period but pulled back in the April-June quarter, as sovereign debt problems in the eurozone, slower growth in China and a turbulent U.S. political environment chilled investor sentiment. Despite these macro concerns, however, signs of economic growth, albeit somewhat anemic, and improvements in corporate business fundamentals also began to appear. By September and October, investors seemed to have grown more comfortable with risk tolerance, and equities began to establish some traction to the upside.
•	For the year as a whole, the S&P 500 Index gained 16.52%, the Dow Jones Industrial Average rose 17.62% and the NASDAQ Composite Index was up 23.88%. Growth stocks outperformed value stocks across all market capitalizations, and mid- and small-cap stocks outpaced large-cap stocks.
Management Discussion
•	Although it posted a double-digit return for the fiscal year ending October 31, 2010, the Fund[1] underperformed its primary benchmark, the Russell MidCap Growth Index (the Index). It also lagged the broad U.S. equity market, as measured by the S&P 500 Index, and the average return of funds in its Lipper Mid-Cap Growth Funds peer group.[2]
•	The Fund’s results for the fiscal year fell short of the Index’s return due in part to inopportune sector selection in areas of energy and consumer discretionary, as well as a moderate position, on average, in cash. Some underperforming holdings in the health care sector, especially within the pharmaceuticals and biotechnology industries, as well as in the textiles, apparel and leisure goods industry also detracted from the Fund’s performance relative to the Index.
•	Stock selection within the household durables, oil, gas and consumable fuels, and computers and peripherals industries contributed to positive performance, as did having no holdings in utilities, the weakest-performing

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

sector of the Index during the year.

•	In its choice of which stocks to own, management seeks companies that it believes will generate earnings growth over the long term that is faster than the U.S. economy and the U.S. stock market as a whole. It also seeks to own stocks that are reasonably priced in relation to the fundamental value of the underlying company. Management employs an intensive, research-driven approach that considers many factors in determining the proper mix of securities to own in the portfolio. Among those factors are the attractiveness of a stock’s current valuation, its potential for future price appreciation and an assessment of its risk and return profile.

Total Return Performance
10/31/09 – 10/31/10

Class A3	12.57%
Class B3	11.67
Class C3	11.76
Russell MidCap Growth Index[2]	28.03
S&P 500 Index[2]	16.52
Lipper Mid-Cap Growth Funds Average[2]	26.94

See pages 3 and 4 for more performance information, including after-tax returns.

[1]	The Fund currently invests in a separate registered investment company, Tax-Managed Multi-Cap Growth Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[2]	It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

•	Effective November 1, 2010, a new portfolio management team began managing Eaton Vance Tax-Managed Multi-Cap Growth Fund. The new team comprises Kwang Kim, Gerald I. Moore and G.R. Nelson, each of whom is a portfolio manager of the Fund. Messrs. Kim and Nelson are both Vice Presidents of Eaton Vance and Boston Management and Research (BMR) and both have been analysts at Eaton Vance for more than five years. Mr. Moore joined Eaton Vance in October 2010 and is currently a Vice President of Eaton Vance and BMR. Previously, he had served since 2000 as a portfolio manager at Putnam Investments.
•	Effective January 1, 2011, the Fund’s primary benchmark index will be changed to the Russell 3000 Growth Index, an unmanaged index of the broad growth segment of the U.S. equity universe, which is deemed to be a more appropriate benchmark for the Fund.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.
Portfolio Composition

Top 10 Holdings1
By net assets

Apple, Inc.	5.4%
Medicis Pharmaceutical Corp., Class A	3.9
Oracle Corp.	3.1
MasterCard, Inc., Class A	3.1
Rowan Cos., Inc	2.9
VeriSign, Inc.	2.8
State Street Corp.	2.2
Market Vectors Gold Miners ETF	2.1
Cypress Semiconductor Corp.	2.0
DIRECTV, Class A	2.0

[1]	Top 10 Holdings represented 29.5% of the Portfolio’s net assets as of 10/31/10. Excludes cash equivalents.
Sector Weightings2
By net assets

[2]	As a percentage of the Portfolio’s net assets as of 10/31/10. Excludes cash equivalents.

2

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2010
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Russell MidCap Growth Index, an unmanaged index of U.S. mid-cap growth stocks, and the S&P 500 Index, an unmanaged index of large-cap stocks commonly used as a measure of U.S. stock market performance. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A of the Fund, the Russell MidCap Growth Index and the S&P 500 Index. Class A returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C
Share Class Symbol	EACPX	EBCPX	ECCPX

Average Annual Total Returns (at net asset value)

One Year	12.57%	11.67%	11.76%
Five Years	5.50	4.69	4.71
Ten Years	2.26	1.46	1.49
Life of Fund†	3.43	2.59	2.62

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	6.10%	6.67%	10.76%
Five Years	4.26	4.36	4.71
Ten Years	1.66	1.46	1.49
Life of Fund†	2.84	2.59	2.62

†	Inception Dates – Class A: 6/30/00; Class B: 7/10/00; Class C: 7/10/00

[1]
Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	1.58%	2.34%	2.33%

[2]	Source: Prospectus dated 3/1/10.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

*
Source: Lipper Inc. Class A of the Fund commenced operations on 6/30/00.
A $10,000 hypothetical investment at net asset value in Class B shares and Class C shares on 10/31/00 would have been valued at $11,562 and $11,594, respectively, on 10/31/10. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

3

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2010
FUND PERFORMANCE

“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

Average Annual Total Returns
(For the periods ended October 31, 2010)

Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Ten Years

Return Before Taxes	12.57%	5.50%	2.26%
Return After Taxes on Distributions	12.57	4.79	1.92
Return After Taxes on Distributions and Sale of Fund Shares	8.17	4.68	1.92

Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Ten Years

Return Before Taxes	6.10%	4.26%	1.66%
Return After Taxes on Distributions	6.10	3.56	1.32
Return After Taxes on Distribution and Sale of Fund Shares	3.97	3.60	1.39

Average Annual Total Returns
(For the periods ended October 31, 2010)

Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Ten Years

Return Before Taxes	11.76%	4.71%	1.49%
Return After Taxes on Distributions	11.76	4.00	1.15
Return After Taxes on Distributions and Sale of Fund Shares	7.65	4.01	1.26

Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Ten Years

Return Before Taxes	10.76%	4.71%	1.49%
Return After Taxes on Distributions	10.76	4.00	1.15
Return After Taxes on Distributions and Sale of Fund Shares	7.00	4.01	1.26

Average Annual Total Returns
(For the periods ended October 31, 2010)

Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Ten Years

Return Before Taxes	11.67%	4.69%	1.46%
Return After Taxes on Distributions	11.67	3.99	1.12
Return After Taxes on Distributions and Sale of Fund Shares	7.59	4.00	1.23

Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Ten Years

Return Before Taxes	6.67%	4.36%	1.46%
Return After Taxes on Distributions	6.67	3.65	1.12
Return After Taxes on Distributions and Sale of Fund Shares	4.34	3.71	1.23

Class A of the Fund commenced investment operations on 6/30/00. Class B and Class C of the Fund commenced investment operations on 7/10/00. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.
After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant for shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

4

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 – October 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Tax-Managed Multi-Cap Growth Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/10)	(10/31/10)	(5/1/10 – 10/31/10)

Actual
Class A	$1,000.00	$959.40	$7.26
Class B	$1,000.00	$954.90	$10.99
Class C	$1,000.00	$955.00	$10.99

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.80	$7.48
Class B	$1,000.00	$1,014.00	$11.32
Class C	$1,000.00	$1,014.00	$11.32

*	Expenses are equal to the Fund’s annualized expense ratio of 1.47% for Class A shares, 2.23% for Class B shares and 2.23% for Class C shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2010. The Example reflects expenses of both the Fund and the Portfolio.

5

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2010

Assets

Investment in Tax-Managed Multi-Cap Growth Portfolio, at value (identified cost, $56,970,034)	$67,017,959
Receivable for Fund shares sold	27,485

Total assets	$67,045,444

Liabilities

Payable for Fund shares redeemed	$200,835
Payable to affiliates:
Distribution and service fees	29,027
Administration fee	8,522
Trustees’ fees	42
Accrued expenses	54,785

Total liabilities	$293,211

Net Assets	$66,752,233

Sources of Net Assets

Paid-in capital	$86,349,896
Accumulated net realized loss from Portfolio	(29,645,588)
Net unrealized appreciation from Portfolio	10,047,925

Total	$66,752,233

Class A Shares

Net Assets	$43,627,367
Shares Outstanding	3,692,834
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$11.81
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$12.53

Class B Shares

Net Assets	$4,939,610
Shares Outstanding	456,870
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.81

Class C Shares

Net Assets	$18,185,256
Shares Outstanding	1,679,756
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.83

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2010

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $20,387)	$562,356
Interest allocated from Portfolio	8,178
Expenses allocated from Portfolio	(566,353)

Total investment income from Portfolio	$4,181

Expenses

Administration fee	$111,637
Distribution and service fees
Class A	119,347
Class B	63,176
Class C	203,683
Trustees’ fees and expenses	500
Custodian fee	14,436
Transfer and dividend disbursing agent fees	116,404
Legal and accounting services	22,161
Printing and postage	23,411
Registration fees	40,995
Miscellaneous	10,945

Total expenses	$726,695

Net investment loss	$(722,514)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$9,283,106
Foreign currency transactions	1,142

Net realized gain	$9,284,248

Change in unrealized appreciation (depreciation) —
Investments	$(151,771)
Foreign currency	(297)

Net change in unrealized appreciation (depreciation)	$(152,068)

Net realized and unrealized gain	$9,132,180

Net increase in net assets from operations	$8,409,666

See notes to financial statements

6

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2010	October 31, 2009

From operations —
Net investment loss	$(722,514)	$(461,528)
Net realized gain (loss) from investment and foreign currency transactions	9,284,248	(11,660,679)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(152,068)	19,684,760

Net increase in net assets from operations	$8,409,666	$7,562,553

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$5,952,217	$12,808,953
Class B	656,526	1,962,532
Class C	1,905,371	5,213,191
Cost of shares redeemed
Class A	(15,951,336)	(30,509,749)
Class B	(1,463,958)	(2,480,901)
Class C	(6,144,616)	(6,307,829)
Net asset value of shares exchanged
Class A	2,345,355	3,307,278
Class B	(2,345,355)	(3,307,278)

Net decrease in net assets from Fund share transactions	$(15,045,796)	$(19,313,803)

Net decrease in net assets	$(6,636,130)	$(11,751,250)

Net Assets

At beginning of year	$73,388,363	$85,139,613

At end of year	$66,752,233	$73,388,363

Accumulated net investment loss included in net assets

At end of year	$—	$(201,218)

See notes to financial statements

7

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended October 31,

	2010		2009	2008	2007		2006

Net asset value — Beginning of year	$10.500		$8.730	$17.990	$12.750		$10.850

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.081	)(2)	$(0.036)	$(0.010)	$0.217(3)		$(0.019)
Net realized and unrealized gain (loss)	1.391		1.806	(6.853)	5.276		2.144

Total income (loss) from operations	$1.310		$1.770	$(6.863)	$5.493		$2.125

Less Distributions

From net investment income	$—		$—	$(0.197)	$—		$—
From net realized gain	—		—	(2.200)	(0.253)		(0.225)

Total distributions	$—		$—	$(2.397)	$(0.253)		$(0.225)

Net asset value — End of year	$11.810		$10.500	$8.730	$17.990		$12.750

Total Return(4)	12.57%		20.27%	(43.97)%	43.76%		19.84%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$43,627		$45,868	$56,537	$49,517		$25,559
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.47%		1.57%	1.38%	1.43%		1.49	%(7)
Net investment income (loss)	(0.70	)%(2)	(0.41)%	(0.07)%	1.45	%(3)	(0.16)%
Portfolio Turnover of the Portfolio	200%		205%	283%	157%		181%

(1)	Computed using average shares outstanding.

(2)	Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.011 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.81)%.

(3)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.265 per share. Excluding special dividends, the ratio of net investment income (loss) to average daily net assets would have been (0.31)%.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	The investment adviser of the Portfolio voluntarily waived a portion of its investment adviser fee (equal to 0.01% of average daily net assets for the year ended October 31, 2006).

See notes to financial statements

8

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended October 31,

	2010		2009	2008	2007		2006

Net asset value — Beginning of year	$9.680		$8.120	$16.880	$12.070		$10.350

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.151	)(2)	$(0.089)	$(0.111)	$0.120	(3)	$(0.096)
Net realized and unrealized gain (loss)	1.281		1.649	(6.375)	4.943		2.041

Total income (loss) from operations	$1.130		$1.560	$(6.486)	$5.063		$1.945

Less Distributions

From net investment income	$—		$—	$(0.074)	$—		$—
From net realized gain	—		—	(2.200)	(0.253)		(0.225)

Total distributions	$—		$—	$(2.274)	$(0.253)		$(0.225)

Net asset value — End of year	$10.810		$9.680	$8.120	$16.880		$12.070

Total Return(4)	11.67%		19.21%	(44.36)%	42.64%		19.04%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$4,940		$7,300	$10,119	$20,815		$17,797
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	2.22%		2.33%	2.13%	2.19%		2.24	%(7)
Net investment income (loss)	(1.43	)%(2)	(1.11)%	(0.84)%	0.86	%(3)	(0.85)%
Portfolio Turnover of the Portfolio	200%		205%	283%	157%		181%

(1)	Computed using average shares outstanding.

(2)	Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.010 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.54)%.

(3)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.263 per share. Excluding special dividends, the ratio of net investment income (loss) to average daily net assets would have been (1.02)%.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	The investment adviser of the Portfolio voluntarily waived a portion of its investment adviser fee (equal to 0.01% of average daily net assets for the year ended October 31, 2006).

See notes to financial statements

9

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended October 31,

	2010		2009	2008	2007		2006

Net asset value — Beginning of year	$9.690		$8.130	$16.910	$12.090		$10.370

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.153	)(2)	$(0.100)	$(0.109)	$0.111	(3)	$(0.100)
Net realized and unrealized gain (loss)	1.293		1.660	(6.379)	4.962		2.045

Total income (loss) from operations	$1.140		$1.560	$(6.488)	$5.073		$1.945

Less Distributions

From net investment income	$—		$—	$(0.092)	$—		$—
From net realized gain	—		—	(2.200)	(0.253)		(0.225)

Total distributions	$—		$—	$(2.292)	$(0.253)		$(0.225)

Net asset value — End of year	$10.830		$9.690	$8.130	$16.910		$12.090

Total Return(4)	11.76%		19.19%	(44.33)%	42.65%		19.01%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$18,185		$20,220	$18,483	$28,537		$18,224
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	2.22%		2.32%	2.13%	2.18%		2.24	%(7)
Net investment income (loss)	(1.45	)%(2)	(1.21)%	(0.83)%	0.79	%(3)	(0.89)%
Portfolio Turnover of the Portfolio	200%		205%	283%	157%		181%

(1)	Computed using average shares outstanding.

(3)	Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.010 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.56)%.

(2)	Net investment income per share reflects special dividends allocated from the Portfolio which amounted to $0.260 per share. Excluding special dividends, the ratio of net investment income (loss) to average daily net assets would have been (1.05)%.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	The investment adviser of the Portfolio voluntarily waived a portion of its investment adviser fee (equal to 0.01% of average daily net assets for the year ended October 31, 2006).

See notes to financial statements

10

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Tax-Managed Multi-Cap Growth Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Multi-Cap Growth Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (55.6% at October 31, 2010). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2010, the Fund, for federal income tax purposes, had a capital loss carryforward of $27,942,521 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016 ($14,190,571) and October 31, 2017 ($13,751,950).

During the year ended October 31, 2010, a capital loss carryforward of $9,800,143 was utilized to offset net realized gains by the Fund.

As of October 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the

11

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

During the year ended October 31, 2010, accumulated net realized loss was decreased by $111,440, accumulated net investment loss was decreased by $923,732 and paid-in capital was decreased by $1,035,172 due to differences between book and tax accounting, primarily for net operating losses, investments in partnerships and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(27,942,521)
Net unrealized appreciation	$8,344,858

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and partnership allocations.

3   Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2010, the administration fee amounted to $111,637. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2010, EVM earned $6,135 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $8,640 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2010. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2010 amounted to $119,347 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD

12

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2010, the Fund paid or accrued to EVD $47,382 and $152,762 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2010, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $573,000 and $1,612,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2010 amounted to $15,794 and $50,921 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2010, the Fund was informed that EVD received approximately $7,000, $10,000 and $1,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended October 31, 2010, increases and decreases in the Fund’s investment in the Portfolio aggregated $2,347,482 and $18,035,470, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2010	2009

Sales	520,772	1,490,348
Redemptions	(1,399,279)	(3,967,224)
Exchange from Class B shares	201,695	372,986

Net decrease	(676,812)	(2,103,890)

	Year Ended October 31,
Class B	2010	2009

Sales	62,243	248,576
Redemptions	(140,198)	(337,317)
Exchange to Class A shares	(219,377)	(402,910)

Net decrease	(297,332)	(491,651)

	Year Ended October 31,
Class C	2010	2009

Sales	180,311	650,214
Redemptions	(586,878)	(837,926)

Net decrease	(406,567)	(187,712)

13

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Multi-Cap Growth Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Multi-Cap Growth Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 14, 2010

14

Eaton Vance Tax-Managed Multi-Cap Growth Fund as of October 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

15

Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS

Common Stocks — 87.4%

Security	Shares	Value

Automobiles — 1.5%

Ford Motor Co.(1)	127,200	$1,797,336

		$1,797,336

Beverages — 1.8%

Anheuser-Busch InBev NV ADR	33,600	$2,113,440

		$2,113,440

Biotechnology — 1.0%

Genzyme Corp.(1)	17,500	$1,262,275

		$1,262,275

Building Products — 1.0%

Armstrong World Industries, Inc.(1)	28,935	$1,208,036

		$1,208,036

Capital Markets — 2.2%

State Street Corp.	63,200	$2,639,232

		$2,639,232

Chemicals — 3.8%

Albemarle Corp.	17,000	$852,210
Celanese Corp., Class A	37,000	1,319,050
Mosaic Co. (The)	24,000	1,755,840
STR Holdings, Inc.(1)	24,573	610,639

		$4,537,739

Commercial Banks — 0.8%

CIT Group, Inc.(1)	23,000	$996,590

		$996,590

Commercial Services & Supplies — 1.3%

Copart, Inc.(1)	44,800	$1,516,928

		$1,516,928

Communications Equipment — 3.8%

Acme Packet, Inc.(1)	36,500	$1,443,575
Brocade Communications Systems, Inc.(1)	191,000	1,207,120
Research In Motion, Ltd.(1)	33,300	1,896,435

		$4,547,130

Computers & Peripherals — 7.3%

Apple, Inc.(1)	21,500	$6,468,705
EMC Corp.(1)	112,700	2,367,827

		$8,836,532

Diversified Consumer Services — 1.2%

Coinstar, Inc.(1)	25,900	$1,491,322

		$1,491,322

Diversified Financial Services — 1.0%

CME Group, Inc.	4,100	$1,194,129

		$1,194,129

Electrical Equipment — 1.9%

GrafTech International, Ltd.(1)	500	$8,235
Harbin Electric, Inc.(1)	103,000	2,220,680

		$2,228,915

Energy Equipment & Services — 7.5%

Halliburton Co.	55,000	$1,752,300
Hornbeck Offshore Services, Inc.(1)	67,000	1,490,080
Patterson-UTI Energy, Inc.	114,000	2,212,740
Rowan Cos., Inc.(1)	107,000	3,520,300

		$8,975,420

Food Products — 2.0%

Flowers Foods, Inc.	50,000	$1,274,000
Green Mountain Coffee Roasters, Inc.(1)	36,200	1,194,238

		$2,468,238

Health Care Equipment & Supplies — 1.2%

Masimo Corp.	47,500	$1,433,075

		$1,433,075

See notes to financial statements

16

Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Health Care Providers & Services — 2.1%

AmerisourceBergen Corp.	38,000	$1,247,160
Lincare Holdings, Inc.	48,750	1,278,225

		$2,525,385

Hotels, Restaurants & Leisure — 1.2%

Yum! Brands, Inc.	28,700	$1,422,372

		$1,422,372

Household Durables — 1.1%

Tempur-Pedic International, Inc.(1)	36,872	$1,272,084

		$1,272,084

Internet & Catalog Retail — 1.8%

Amazon.com, Inc.(1)	7,200	$1,205,525
Priceline.com, Inc.(1)	2,400	916,604

		$2,122,129

Internet Software & Services — 6.3%

Google, Inc., Class A(1)	3,900	$2,390,661
Rackspace Hosting, Inc.(1)	72,000	1,797,120
VeriSign, Inc.(1)	97,000	3,370,750

		$7,558,531

IT Services — 3.0%

Amadeus IT Holding SA, Class A(1)	40	$816
MasterCard, Inc., Class A	15,300	3,672,918

		$3,673,734

Media — 4.9%

DIRECTV, Class A(1)	55,119	$2,395,472
Liberty Media Corp. — Capital, Class A(1)	21,000	1,208,340
McGraw-Hill Cos., Inc. (The)	62,500	2,353,125

		$5,956,937

Metals & Mining — 2.2%

Barrick Gold Corp.	28,500	$1,370,565
Schnitzer Steel Industries, Inc., Class A	24,500	1,266,405

		$2,636,970

Oil, Gas & Consumable Fuels — 6.0%

Arch Coal, Inc.	48,000	$1,180,320
Forest Oil Corp.(1)	43,000	1,321,390
Hess Corp.	24,000	1,512,720
James River Coal Co.(1)	72,000	1,246,320
NAL Oil & Gas Trust	100,000	1,206,981
PetroBakken Energy, Ltd., Class A	1,000	22,081
Rosetta Resources, Inc.(1)	30,855	737,743

		$7,227,555

Pharmaceuticals — 3.9%

Medicis Pharmaceutical Corp., Class A	159,500	$4,745,125

		$4,745,125

Road & Rail — 0.8%

Kansas City Southern(1)	21,832	$956,678

		$956,678

Semiconductors & Semiconductor Equipment — 4.3%

Atheros Communications, Inc.(1)	61,600	$1,912,064
Cirrus Logic, Inc.(1)	67,700	869,945
Cypress Semiconductor Corp.(1)	174,000	2,453,400

		$5,235,409

Software — 4.7%

Activision Blizzard, Inc.	105,800	$1,213,526
Concur Technologies, Inc.(1)	15,100	779,462
Oracle Corp.	125,200	3,680,880

		$5,673,868

Specialty Retail — 0.5%

Advance Auto Parts, Inc.	9,896	$643,042

		$643,042

Textiles, Apparel & Luxury Goods — 2.5%

NIKE, Inc., Class B	22,400	$1,824,256
Warnaco Group, Inc. (The)(1)	22,200	1,188,004

		$3,012,260

Trading Companies & Distributors — 1.3%

WESCO International, Inc.(1)	35,246	$1,509,234

		$1,509,234

See notes to financial statements

17

Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Wireless Telecommunication Services — 1.5%

Crown Castle International Corp.(1)	42,700	$1,841,225

		$1,841,225

Total Common Stocks
(identified cost $87,321,482)		$105,258,875

Investment Funds — 3.4%

Security	Shares	Value

Capital Markets — 3.4%

iShares Russell Midcap Growth Index Fund	29,804	$1,543,251
Market Vectors Gold Miners ETF	44,500	2,547,625

Total Investment Funds
(identified cost $3,643,875)		$4,090,876

Short-Term Investments — 8.0%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.22%(2)(3)	$9,621	$9,621,143

Total Short-Term Investments
(identified cost $9,621,143)		$9,621,143

Total Investments — 98.8%
(identified cost $100,586,500)		$118,970,894

Other Assets, Less Liabilities — 1.2%		$1,488,783

Net Assets — 100.0%		$120,459,677

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt

(1)	Non-income producing security.

(2)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2010.

(3)	Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio, an affiliated investment company, for the year ended October 31, 2010 was $9,983 and $0, respectively.

See notes to financial statements

18

Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2010

Assets

Unaffiliated investments, at value (identified cost, $90,965,357)	$109,349,751
Affiliated investment, at value (identified cost, $9,621,143)	9,621,143
Dividends receivable	16,760
Interest receivable from affiliated investment	907
Receivable for investments sold	17,833,346
Tax reclaims receivable	1,734

Total assets	$136,823,641

Liabilities

Payable for investments purchased	$16,231,214
Payable to affiliates:
Investment adviser fee	66,234
Trustees’ fees	393
Accrued expenses	66,123

Total liabilities	$16,363,964

Net Assets applicable to investors’ interest in Portfolio	$120,459,677

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$102,076,559
Net unrealized appreciation	18,383,118

Total	$120,459,677

Statement of Operations

For the Year Ended
October 31, 2010

Investment Income

Dividends (net of foreign taxes, $35,497)	$978,088
Interest allocated from affiliated investments	14,328
Expenses allocated from affiliated investments	(4,345)

Total investment income	$988,071

Expenses

Investment adviser fee	$843,337
Trustees’ fees and expenses	4,878
Custodian fee	93,426
Legal and accounting services	38,279
Miscellaneous	5,269

Total expenses	$985,189

Deduct —
Reduction of custodian fee	$2

Total expense reductions	$2

Net expenses	$985,187

Net investment income	$2,884

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$16,858,449
Investment transactions allocated from affiliated investments	1,539
Foreign currency transactions	1,993

Net realized gain	$16,861,981

Change in unrealized appreciation (depreciation) —
Investments	$(929,267)
Foreign currency	(1,276)

Net change in unrealized appreciation (depreciation)	$(930,543)

Net realized and unrealized gain	$15,931,438

Net increase in net assets from operations	$15,934,322

See notes to financial statements

19

Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2010	October 31, 2009

From operations —
Net investment income	$2,884	$453,757
Net realized gain (loss) from investment and foreign currency transactions	16,861,981	(14,444,099)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(930,543)	31,592,781

Net increase in net assets from operations	$15,934,322	$17,602,439

Capital transactions —
Contributions	$2,348,316	$15,242,208
Withdrawals	(24,938,855)	(46,238,305)

Net decrease in net assets from capital transactions	$(22,590,539)	$(30,996,097)

Net decrease in net assets	$(6,656,217)	$(13,393,658)

Net Assets

At beginning of year	$127,115,894	$140,509,552

At end of year	$120,459,677	$127,115,894

See notes to financial statements

20

Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended October 31,

	2010		2009	2008	2007		2006

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.76%		0.76%	0.76%	0.72%		0.76	%(2)
Net investment income	0.00	%(3)(4)	0.39%	0.54%	2.24	%(5)	0.59%
Portfolio Turnover	200%		205%	283%	157%		181%

Total Return	13.37%		21.24%	(43.60)%	44.75%		20.69%

Net assets, end of year (000’s omitted)	$120,460		$127,116	$140,510	$218,931		$150,563

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	The investment adviser voluntarily waived a portion of its investment adviser fee (equal to less than 0.01% of average daily net assets for the year ended October 31, 2006).

(3)	Includes special dividends equal to 0.10% of average daily net assets.

(4)	Amount is less than 0.005%.

(5)	Includes special dividends equal to 1.85% of average daily net assets.

See notes to financial statements

21

Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Tax-Managed Multi-Cap Growth Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2010, Eaton Vance Tax-Managed Multi-Cap Growth Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 55.6% and 44.3%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

22

Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. Prior to its liquidation in February 2010, the portion of the adviser fee payable by Cash Management Portfolio, an affiliated investment company, on the Portfolio’s investment of cash therein was credited against the Portfolio’s investment adviser fee. The Portfolio currently invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2010, the Portfolio’s investment adviser fee totaled $846,657 of which $3,320 was allocated from Cash Management Portfolio and $843,337 was paid or accrued directly by the Portfolio. For the year ended October 31, 2010, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management Portfolio, was 0.65% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who

23

Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $242,502,901 and $265,075,834, respectively, for the year ended October 31, 2010.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$101,461,484

Gross unrealized appreciation	$17,930,769
Gross unrealized depreciation	(421,359)

Net unrealized appreciation	$17,509,410

The net unrealized depreciation on foreign currency transactions at October 31, 2010 on a federal income tax basis was $1,276.

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2010.

6   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2010, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Consumer Discretionary	$17,717,482	$—		$—	$17,717,482
Consumer Staples	4,581,678	—		—	4,581,678
Energy	16,202,975	—		—	16,202,975
Financials	4,829,951	—		—	4,829,951
Health Care	9,965,860	—		—	9,965,860
Industrials	7,419,791	—		—	7,419,791
Information Technology	35,524,388	816		—	35,525,204
Materials	7,174,709	—		—	7,174,709
Telecommunication Services	1,841,225	—		—	1,841,225

Total Common Stocks	$105,258,059	$816	*	$—	$105,258,875

Investment Funds	$4,090,876	$—		$—	$4,090,876
Short-Term Investments	—	9,621,143		—	9,621,143

Total Investments	$109,348,935	$9,621,959		$—	$118,970,894

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of October 31, 2009 whose fair value was determined using Level 3 inputs.

24

Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Tax-Managed Multi-Cap Growth Portfolio:
We have audited the accompanying statement of assets and liabilities of Tax-Managed Multi-Cap Growth Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Multi-Cap Growth Portfolio as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 14, 2010

25

Eaton Vance Tax-Managed Multi-Cap Growth Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

26

Eaton Vance Tax-Managed Multi-Cap Growth Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Tax-Managed Multi-Cap Growth Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Tax-Managed Multi-Cap Growth Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board specifically noted the Adviser’s in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

27

Eaton Vance Tax-Managed Multi-Cap Growth Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2009 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the fund complex level.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

28

Eaton Vance Tax-Managed Multi-Cap Growth Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Multi-Cap Growth Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 184 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	184	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	184	None

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	184	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Since 2003	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	184	None

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	184	None

29

Eaton Vance Tax-Managed Multi-Cap Growth Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	184	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2000	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	184	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	184	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

William H. Ahern, Jr. 1959	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

John R. Baur 1970	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto was an Account Team Representative in Singapore for Applied Materials Inc. Officer of 37 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 1967	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Officer of 49 registered investment companies managed by EVM or BMR.

Michael A. Cirami 1975	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 1963	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 96 registered investment companies managed by EVM or BMR.

John H. Croft 1962	Vice President of the Trust	Since 2010	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 1972	Vice President of the Trust	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Christine M. Johnston 1972	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

30

Eaton Vance Tax-Managed Multi-Cap Growth Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Aamer Khan 1960	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Kwang Kim 1975	Vice President of the Portfolio	Since 2010	Vice President of EVM and BMR. Officer of 2 registered investment companies managed by EVM or BMR.

Thomas H. Luster 1962	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Gerald L. Moore 1963	Vice President of the Portfolio	Since 2010	Vice President of EVM and BMR since 2010. Previously, Managing Director/Senior Portfolio Manager (2007-2010) and Senior Vice President/Senior Portfolio Manager (2002-2006) at Putnam Investments. Officer of 2 registered investment companies managed by EVM or BMR.

G.R. Nelson 1974	Vice President of the Portfolio	Since 2010	Vice President of EVM and BMR. Officer of 2 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 1961	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 33 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 1957	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2001 and President of the Portfolio since 2002	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Judith A. Saryan 1954	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Susan Schiff 1961	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Thomas Seto 1962	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

David M. Stein 1951	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

Eric A. Stein 1980	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Originally joined EVM in July 2002. Prior to re-joining EVM in September 2008, Mr. Stein worked at the Federal Reserve Bank of New York (2007-2008) and attended business school in Chicago, Illinois. Officer of 34 registered investment companies managed by EVM or BMR.

Dan R. Strelow 1959	Vice President of the Trust	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 33 registered investment companies managed by EVM or BMR.

Mark S. Venezia 1949	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

31

Eaton Vance Tax-Managed Multi-Cap Growth Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Adam A. Weigold 1975	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 73 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Fund (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

32

Investment Adviser of Tax-Managed Multi-Cap Growth Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Multi-Cap Growth Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Multi-Cap Growth Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus, if available. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus, if available, contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

824-12/10	TMCAPSRC

Eaton Vance
Investment Managers

1040

Annual Report October 31, 2010

EATON VANCE TAX-MANAGED SMALL-CAP FUND

Miscellaneous
Income
1099-MISC

Annual Report October 31, 2010 EATON VANCE TAX-MANAGED SMALL-CAP FUND

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Economic and Market Conditions
•	U.S. equity markets seesawed their way to solid gains for the year ending October 31, 2010. Over the course of the year, investors’ attitudes toward
     Nancy Tooke, CFA
      Portfolio Manager risk were buffeted by unsettling macro- economic factors and political uncertainty. In fact,
until the final few months of the
period, the markets continued to
exhibit the general lack of confidence
and ongoing volatility that has characterized the equity space through most of the past
two years.
•	Domestic equities made a strong start to the period but pulled back in the April-June quarter, as sovereign debt problems in the eurozone, slower growth in China and a turbulent U.S. political environment chilled investor sentiment. Despite these macro concerns, however, signs of economic growth, albeit somewhat anemic, and improvements in corporate business fundamentals also began to appear. By September and October, investors seemed to have grown more comfortable with risk tolerance, and equities began to establish some traction to the upside.

•	For the year as a whole, the S&P 500 Index gained 16.52%, the Dow Jones Industrial Average rose 17.62% and the NASDAQ Composite Index was up 23.88%. Growth stocks outperformed value stocks across all market capitalizations, and mid- and small-cap stocks outpaced large-cap stocks.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	Against this backdrop, the Russell 2000 Index (the Index)[1] outpaced many of its larger-cap equity market counterparts and saw double-digit gains in each of its 10 economic sectors for the year ending October 31, 2010. The largest gains were made by the cyclical materials and information technology (IT) sectors, which were up 38% and 37%, respectively. Financials and healthcare had the most modest gains, although each sector returned more than 19%.

•	The Fund[2] posted double-digit returns for the year; however, the Fund underperformed the Index for the year. While an underweighting in the financials sector relative to the Index was a plus, the Fund had no exposure to the outperforming real estate investment trusts industry, which detracted from returns. In addition, the Fund also had poor performance from a data processing company and a research and consulting services holding.

Total Return Performance
10/31/09 – 10/31/10

Class A3	25.02%
Class B3	24.02
Class C3	24.02
Class I3	25.36
Russell 2000 Index[1]	26.58
S&P SmallCap 600 Index[1]	26.27
Lipper Small-Cap Core Funds Average[1]	24.55

See pages 3 and 4 for more performance information, including after-tax returns.

[1]
The Fund’s primary benchmark changed from the S&P SmallCap 600 Index to the Russell 2000 Index, as the Russell 2000 Index was deemed to be a more appropriate primary benchmark for the Fund. It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]
The Fund currently invests in a separate registered investment company, Tax-Managed Small-Cap Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[3]
These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered at net asset value.

1

Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

•	Within the healthcare sector, the Fund also had disappointing performance from select holdings in equipment and supplies, providers and services, and pharmaceuticals stocks. However, an underweighting in the sector was a positive.

•	On the upside, stock selection in industrials added to the Fund’s relative returns. Strong performance from a road & rail stock and an auto components company boosted performance, along with Fund picks in energy equipment & services, and oil, gas & consumable fuels. The Fund’s underweight to the utilities sector, coupled with positive stock selection, further added to returns.

•	The Fund’s tax-managed approach could be more timely than ever. After the equity market losses of the past few years, it’s possible investors could be giving back more gains in the form of taxes, even in an improving investment climate. In addition to making investment decisions based on research and fundamental analysis, the Fund’s strategy takes into account the taxes payable by shareholders in connection with distributions of investment income and net realized gains. Therefore, management approaches portfolio management with an eye toward tax efficiency, using such techniques as low turnover of stocks with appreciated gains and selectively selling underperforming holdings to realize losses.

The views expressed throughout this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.
Portfolio Composition

Top 10 Holdings1
By net assets

Intrepid Potash, Inc.	2.0%
Team, Inc.	1.9
National Instruments Corp.	1.9
Cypress Semiconductor Corp.	1.8
Euronet Worldwide, Inc.	1.8
Parametric Technology Corp.	1.8
Armstrong World Industries, Inc.	1.8
Kelly Services, Inc., Class A	1.8
Hornbeck Offshore Services, Inc.	1.7
Clean Harbors, Inc.	1.7

[1]	Top 10 Holdings represented 18.2% of the Portfolio’s net assets as of 10/31/10. Excludes cash equivalents.

Sector Weightings2
By net assets

[2]	As a percentage of the Portfolio’s net assets as of 10/31/10. Excludes cash equivalents.

2

Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2010
F U N D    P E R F O R M A N C E
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Russell 2000 Index, an unmanaged index of 2,000 U.S. small-cap stocks, and the S&P SmallCap 600 Index, an unmanaged index of 600 U.S. small-cap stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A, the Russell 2000 Index and the S&P SmallCap 600 Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	ETMGX	EMMGX	ECMGX	EIMGX

Average Annual Total Returns (at net asset value)

One Year	25.02%	24.02%	24.02%	25.36%
Five Years	7.28	6.51	6.49	N.A.
Ten Years	-1.18	-1.93	-1.92	N.A.
Life of Fund†	2.95	2.18	2.15	18.78

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	17.87%	19.02%	23.02%	25.36%
Five Years	6.02	6.20	6.49	N.A.
Ten Years	-1.77	-1.93	-1.92	N.A.
Life of Fund†	2.49	2.18	2.15	18.78

†	Inception Dates – Class A: 9/25/97; Class B and Class C: 9/29/97; Class I: 10/1/09.

[1]
Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered at net asset value.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Expense Ratio	1.44%	2.20%	2.19%	1.19%

[2]	Source: Prospectus dated 3/1/10.

*	Source: Lipper Inc. Class A of the Fund commenced investment operations on 9/25/97.

A $10,000 hypothetical investment at net asset value in Class B shares and Class C shares on 10/31/00 and in Class I shares on 10/1/09 (commencement of operations) would have been valued at $8,232, $8,237 and $12,053, respectively, on 10/31/10. It is not possible to invest directly in an Index. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2010
F U N D    P E R F O R M A N C E
“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

Average Annual Total Returns
(For the periods ended October 31, 2010)
Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Ten Years

Return Before Taxes	25.02%	7.28%	-1.18%
Return After Taxes on Distributions	25.02	7.28	-1.18
Return After Taxes on Distributions and Sale of Fund Shares	16.26	6.31	-1.00
Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Ten Years

Return Before Taxes	17.87%	6.02%	-1.77%
Return After Taxes on Distributions	17.87	6.02	-1.77
Return After Taxes on Distributions and Sale of Fund Shares	11.62	5.20	-1.48
Average Annual Total Returns
(For the periods ended October 31, 2010)
Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Ten Years

Return Before Taxes	24.02%	6.49%	-1.92%
Return After Taxes on Distributions	24.02	6.49	-1.92
Return After Taxes on Distributions and Sale of Fund Shares	15.61	5.62	-1.61
Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Ten Years

Return Before Taxes	23.02%	6.49%	-1.92%
Return After Taxes on Distributions	23.02	6.49	-1.92
Return After Taxes on Distributions and Sale of Fund Shares	14.96	5.62	-1.61
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Average Annual Total Returns
(For the periods ended October 31, 2010)
Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Ten Years

Return Before Taxes	24.02%	6.51%	-1.93%
Return After Taxes on Distributions	24.02	6.51	-1.93
Return After Taxes on Distributions and Sale of Fund Shares	15.61	5.63	-1.61
Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Ten Years

Return Before Taxes	19.02%	6.20%	-1.93%
Return After Taxes on Distributions	19.02	6.20	-1.93
Return After Taxes on Distributions and Sale of Fund Shares	12.36	5.36	-1.61
Average Annual Total Returns
(For the periods ended October 31, 2010)
Returns at Net Asset Value (NAV) (Class I)

	One Year	Life of Fund

Return Before Taxes	25.36%	18.78%
Return After Taxes on Distributions	25.36	18.78
Return After Taxes on Distributions and Sale of Fund Shares	16.49	15.98
Class A of the Fund commenced investment operations on 9/25/97, Class B and Class C of the Fund commenced investment operations on 9/29/97 and Class I of the Fund commenced investment operations on 10/1/09. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.
After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

4

Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 – October 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Tax-Managed Small-Cap Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/10)	(10/31/10)	(5/1/10 – 10/31/10)

Actual
Class A	$1,000.00	$1,004.80	$6.32
Class B	$1,000.00	$1,000.80	$10.04
Class C	$1,000.00	$1,000.80	$10.09
Class I	$1,000.00	$1,006.20	$5.11

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.90	$6.36
Class B	$1,000.00	$1,015.20	$10.11
Class C	$1,000.00	$1,015.10	$10.16
Class I	$1,000.00	$1,020.10	$5.14

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25% for Class A shares, 1.99% for Class B shares, 2.00% for Class C shares and 1.01% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2010. The Example reflects the expenses of both the Fund and the Portfolio.

5

Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2010

Assets

Investment in Tax-Managed Small-Cap Portfolio, at value (identified cost, $132,276,558)	$135,683,699
Receivable for Fund shares sold	27,507

Total assets	$135,711,206

Liabilities

Payable for Fund shares redeemed	$179,158
Payable to affiliates:
Distribution and service fees	45,914
Trustees’ fees	42
Accrued expenses	76,729

Total liabilities	$301,843

Net Assets	$135,409,363

Sources of Net Assets

Paid-in capital	$163,551,520
Accumulated net realized loss from Portfolio	(31,549,509)
Accumulated undistributed net investment income	211
Net unrealized appreciation from Portfolio	3,407,141

Total	$135,409,363

Class A Shares

Net Assets	$97,523,527
Shares Outstanding	6,663,373
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$14.64
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$15.53

Class B Shares

Net Assets	$3,898,802
Shares Outstanding	293,786
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$13.27

Class C Shares

Net Assets	$26,015,675
Shares Outstanding	1,968,403
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$13.22

Class I Shares

Net Assets	$7,971,359
Shares Outstanding	542,954
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$14.68

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2010

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $4,248)	$548,514
Interest allocated from Portfolio	9,107
Expenses allocated from Portfolio	(934,881)

Total investment loss from Portfolio	$(377,260)

Expenses

Distribution and service fees
Class A	$232,339
Class B	49,350
Class C	255,872
Trustees’ fees and expenses	500
Custodian fee	19,777
Transfer and dividend disbursing agent fees	229,084
Legal and accounting services	26,266
Printing and postage	34,094
Registration fees	46,717
Miscellaneous	13,848

Total expenses	$907,847

Net investment loss	$(1,285,107)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$35,293,924
Foreign currency transactions	2,194

Net realized gain	$35,296,118

Change in unrealized appreciation (depreciation) —
Investments	$(6,187,027)
Foreign currency	(95)

Net change in unrealized appreciation (depreciation)	$(6,187,122)

Net realized and unrealized gain	$29,108,996

Net increase in net assets from operations	$27,823,889

See notes to financial statements

6

Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2010	October 31, 2009

From operations —
Net investment loss	$(1,285,107)	$(944,473)
Net realized gain (loss) from investment and foreign currency transactions	35,296,118	(33,850,682)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(6,187,122)	45,441,750

Net increase in net assets from operations	$27,823,889	$10,646,595

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$12,576,033	$27,628,658
Class B	325,790	230,043
Class C	3,556,289	4,035,854
Class I	7,950,530	2,083,246
Cost of shares redeemed
Class A	(23,511,147)	(36,546,381)
Class B	(917,308)	(2,105,752)
Class C	(5,830,370)	(6,109,461)
Class I	(2,645,523)	(39,716)
Net asset value of shares exchanged
Class A	2,442,221	4,438,358
Class B	(2,442,221)	(4,438,358)

Net decrease in net assets from Fund share transactions	$(8,495,706)	$(10,823,509)

Net increase (decrease) in net assets	$19,328,183	$(176,914)

Net Assets

At beginning of year	$116,081,180	$116,258,094

At end of year	$135,409,363	$116,081,180

Accumulated undistributed net investment income

At end of year	$211	$—

See notes to financial statements

7

Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended October 31,

	2010	2009		2008	2007	2006

Net asset value — Beginning of year	$11.710	$10.540		$16.140	$12.520	$10.300

Income (Loss) From Operations

Net investment loss(1)	$(0.113)	$(0.070	)(2)	$(0.120)	$(0.117)	$(0.073)
Net realized and unrealized gain (loss)	3.043	1.240		(5.480)	3.737	2.293

Total income (loss) from operations	$2.930	$1.170		$(5.600)	$3.620	$2.220

Net asset value — End of year	$14.640	$11.710		$10.540	$16.140	$12.520

Total Return(3)	25.02%	11.10%		(34.70)%	28.91%	21.55%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$97,524	$85,422		$80,868	$65,185	$46,895
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	1.28%	1.44%		1.27%	1.34%	1.41	%(6)
Net investment loss	(0.84)%	(0.70	)%(2)	(0.80)%	(0.82)%	(0.63)%
Portfolio Turnover of the Portfolio	114%	95%		93%	78%	99%

(1)	Computed using average shares outstanding.

(2)	Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.008 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.78)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% of average daily net assets for the year ended October 31, 2006).

See notes to financial statements

8

Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended October 31,

	2010	2009		2008	2007	2006

Net asset value — Beginning of year	$10.700	$9.700		$14.950	$11.690	$9.680

Income (Loss) From Operations

Net investment loss(1)	$(0.194)	$(0.123	)(2)	$(0.216)	$(0.205)	$(0.152)
Net realized and unrealized gain (loss)	2.764	1.123		(5.034)	3.465	2.162

Total income (loss) from operations	$2.570	$1.000		$(5.250)	$3.260	$2.010

Net asset value — End of year	$13.270	$10.700		$9.700	$14.950	$11.690

Total Return(3)	24.02%	10.31%		(35.12)%	27.89%	20.76%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$3,899	$5,805		$12,352	$36,554	$43,053
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.03%	2.20%		2.02%	2.09%	2.16	%(6)
Net investment loss	(1.59)%	(1.37	)%(2)	(1.55)%	(1.56)%	(1.40)%
Portfolio Turnover of the Portfolio	114%	95%		93%	78%	99%

(1)	Computed using average shares outstanding.

(2)	Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.011 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.50)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% of average daily net assets for the year ended October 31, 2006).

See notes to financial statements

9

Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended October 31,

	2010	2009		2008	2007	2006

Net asset value — Beginning of year	$10.660	$9.660		$14.900	$11.650	$9.650

Income (Loss) From Operations

Net investment loss(1)	$(0.194)	$(0.132	)(2)	$(0.215)	$(0.206)	$(0.150)
Net realized and unrealized gain (loss)	2.754	1.132		(5.025)	3.456	2.150

Total income (loss) from operations	$2.560	$1.000		$(5.240)	$3.250	$2.000

Net asset value — End of year	$13.220	$10.660		$9.660	$14.900	$11.650

Total Return(3)	24.02%	10.35%		(35.17)%	27.90%	20.72%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$26,016	$22,931		$23,037	$31,471	$26,681
Ratios (as a percentage of average daily net assets):
Expenses(4)(5)	2.03%	2.19%		2.02%	2.09%	2.16	%(6)
Net investment loss	(1.59)%	(1.44	)%(2)	(1.55)%	(1.57)%	(1.38)%
Portfolio Turnover of the Portfolio	114%	95%		93%	78%	99%

(1)	Computed using average shares outstanding.

(2)	Net investment loss per share reflects special dividends allocated from the Portfolio which amounted to $0.008 per share. Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (1.52)%.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% of average daily net assets for the year ended October 31, 2006).

See notes to financial statements

10

Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended	Period Ended
	October 31, 2010	October 31, 2009(1)

Net asset value — Beginning of period	$11.710	$12.180

Income (Loss) From Operations

Net investment loss(2)	$(0.081)	$(0.008)
Net realized and unrealized gain (loss)	3.051	(0.462)

Total income (loss) from operations	$2.970	$(0.470)

Net asset value — End of period	$14.680	$11.710

Total Return(3)	25.36%	(3.86	)%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$7,971	$1,923
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	1.03%	1.19	%(7)
Net investment loss	(0.59)%	(0.79	)%(7)
Portfolio Turnover of the Portfolio	114%	95	%(8)

(1)	For the period from the commencement of operations, October 1, 2009, to October 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	For the Portfolio’s year ended October 31, 2009.

See notes to financial statements

11

Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Tax-Managed Small-Cap Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Small-Cap Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (78.9% at October 31, 2010). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2010, the Fund, for federal income tax purposes, had a capital loss carryforward of $33,969,941 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2017.

During the year ended October 31, 2010, a capital loss carryforward of $35,254,110 was utilized to offset net realized gains by the Fund.

As of October 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the

12

Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

During the year ended October 31, 2010, accumulated net realized loss was decreased by $22,245,109, accumulated net investment loss was decreased by $1,285,318 and paid-in capital was decreased by $23,530,427 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for net operating losses and foreign currency gain (loss). These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Capital loss carryforward	$(33,969,941)
Net unrealized appreciation	$5,827,784

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and partnership allocations.

3   Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2010, EVM earned $13,092 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $5,567 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2010. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2010 amounted to $232,339 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding

13

Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2010, the Fund paid or accrued to EVD $37,012 and $191,904 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2010, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $7,204,000 and $12,036,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2010 amounted to $12,338 and $63,968 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2010, the Fund was informed that EVD received approximately $3,000 and $2,000 of CDSCs paid by Class B and Class C shareholders, respectively, and no CDSCs paid by Class A shareholders.

6   Investment Transactions

For the year ended October 31, 2010, increases and decreases in the Fund’s investment in the Portfolio aggregated $10,556,238 and $19,894,162, respectively,

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2010	2009

Sales	951,220	2,798,413
Redemptions	(1,763,292)	(3,652,390)
Exchange from Class B shares	181,913	477,705

Net decrease	(630,159)	(376,272)

	Year Ended October 31,
Class B	2010	2009

Sales	26,893	26,007
Redemptions	(75,952)	(236,086)
Exchange to Class A shares	(199,788)	(520,465)

Net decrease	(248,847)	(730,544)

	Year Ended October 31,
Class C	2010	2009

Sales	294,946	457,619
Redemptions	(478,544)	(689,785)

Net decrease	(183,598)	(232,166)

	Year Ended	Period Ended
Class I	October 31, 2010	October 31, 2009(1)

Sales	577,562	167,481
Redemptions	(198,787)	(3,302)

Net increase	378,775	164,179

(1)	Class I commenced operations on October 1, 2009.

14

Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Small-Cap Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Small-Cap Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2010

15

Eaton Vance Tax-Managed Small-Cap Fund as of October 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

16

Tax-Managed Small-Cap Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS

Common Stocks — 97.8%

Security	Shares	Value

Aerospace & Defense — 2.9%

Aerovironment, Inc.(1)	115,930	$2,719,718
Applied Signal Technology, Inc.	37,810	1,268,903
KEYW Holding Corp. (The)(1)	77,690	986,663

		$4,975,284

Auto Components — 1.7%

Dana Holding Corp.(1)	200,490	$2,836,934

		$2,836,934

Biotechnology — 1.6%

Martek Biosciences Corp.(1)	121,451	$2,665,849

		$2,665,849

Building Products — 1.8%

Armstrong World Industries, Inc.(1)	74,960	$3,129,580

		$3,129,580

Capital Markets — 3.1%

Affiliated Managers Group, Inc.(1)	31,110	$2,663,327
Lazard, Ltd., Class A	72,880	2,689,272

		$5,352,599

Chemicals — 5.1%

Intrepid Potash, Inc.(1)	101,760	$3,493,421
Kraton Performance Polymers, Inc.(1)	79,000	2,564,340
NewMarket Corp.	23,120	2,740,182

		$8,797,943

Commercial Banks — 4.4%

Boston Private Financial Holdings, Inc.	106,250	$606,687
IBERIABANK Corp.	30,860	1,606,263
Prosperity Bancshares, Inc.	51,350	1,596,471
SVB Financial Group(1)	50,590	2,192,571
Webster Financial Corp.	93,490	1,600,549

		$7,602,541

Commercial Services & Supplies — 3.6%

Clean Harbors, Inc.(1)	41,760	$2,944,080
Team, Inc.(1)	166,894	3,311,177

		$6,255,257

Communications Equipment — 2.9%

Brocade Communications Systems, Inc.(1)	445,390	$2,814,865
Sycamore Networks, Inc.	73,620	2,244,674

		$5,059,539

Construction & Engineering — 1.5%

Shaw Group, Inc. (The)(1)	83,620	$2,555,427

		$2,555,427

Containers & Packaging — 0.8%

Graham Packaging Co., Inc.(1)	110,580	$1,319,219

		$1,319,219

Distributors — 1.5%

LKQ Corp.(1)	119,100	$2,589,234

		$2,589,234

Diversified Consumer Services — 0.4%

American Public Education, Inc.(1)	25,230	$705,431

		$705,431

Electronic Equipment, Instruments & Components — 3.8%

Elster Group SE ADR(1)	49,740	$741,126
National Instruments Corp.	92,620	3,222,250
Trimble Navigation, Ltd.(1)	73,398	2,630,584

		$6,593,960

Energy Equipment & Services — 4.9%

Hornbeck Offshore Services, Inc.(1)	132,430	$2,945,243
Patterson-UTI Energy, Inc.	142,220	2,760,490
Rowan Cos., Inc.(1)	80,700	2,655,030

		$8,360,763

Food Products — 4.6%

Corn Products International, Inc.	65,620	$2,792,131
Flowers Foods, Inc.	101,070	2,575,264
Mead Johnson Nutrition Co., Class A	44,600	2,623,372

		$7,990,767

See notes to financial statements

17

Tax-Managed Small-Cap Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Health Care Equipment & Supplies — 2.8%

West Pharmaceutical Services, Inc.	72,620	$2,591,808
Wright Medical Group, Inc.(1)	166,570	2,222,044

		$4,813,852

Health Care Providers & Services — 3.7%

Hanger Orthopedic Group, Inc.(1)	102,090	$1,911,125
Owens & Minor, Inc.	73,540	2,094,419
VCA Antech, Inc.(1)	113,140	2,338,604

		$6,344,148

Household Durables — 1.6%

Tempur-Pedic International, Inc.(1)	80,910	$2,791,395

		$2,791,395

Household Products — 1.5%

Church & Dwight Co., Inc.	39,380	$2,593,173

		$2,593,173

Insurance — 1.0%

Allied World Assurance Co. Holdings, Ltd.	29,210	$1,671,104

		$1,671,104

IT Services — 1.8%

Euronet Worldwide, Inc.(1)	173,730	$3,137,564

		$3,137,564

Life Sciences Tools & Services — 1.5%

Bruker Corp.(1)	173,410	$2,599,416

		$2,599,416

Machinery — 7.0%

Astec Industries, Inc.(1)	77,326	$2,278,797
Badger Meter, Inc.	30,630	1,272,064
Kadant, Inc.(1)	67,410	1,325,281
RBC Bearings, Inc.(1)	47,406	1,579,568
Tennant Co.	84,930	2,849,401
Valmont Industries, Inc.	34,480	2,718,748

		$12,023,859

Media — 1.5%

John Wiley & Sons, Inc., Class A	60,030	$2,590,895

		$2,590,895

Multiline Retail — 1.5%

Big Lots, Inc.(1)	79,820	$2,503,953

		$2,503,953

Oil, Gas & Consumable Fuels — 7.9%

Brigham Exploration Co.(1)	125,560	$2,648,060
Forest Oil Corp.(1)	85,820	2,637,249
James River Coal Co.(1)	163,550	2,831,051
NAL Oil & Gas Trust	221,600	2,674,670
Rosetta Resources, Inc.(1)	117,620	2,812,294

		$13,603,324

Professional Services — 1.8%

Kelly Services, Inc., Class A(1)	208,037	$3,089,349

		$3,089,349

Real Estate Investment Trusts (REITs) — 2.0%

American Campus Communities, Inc.	53,300	$1,685,879
Mid-America Apartment Communities, Inc.	27,930	1,704,568

		$3,390,447

Road & Rail — 3.2%

Genesee & Wyoming, Inc., Class A(1)	57,790	$2,671,632
Kansas City Southern(1)	65,960	2,890,367

		$5,561,999

Semiconductors & Semiconductor Equipment — 4.9%

Atheros Communications, Inc.(1)	51,080	$1,585,523
Cirrus Logic, Inc.(1)	68,480	879,968
Cypress Semiconductor Corp.(1)	222,700	3,140,070
MEMC Electronic Materials, Inc.(1)	212,910	2,729,506

		$8,335,067

Software — 3.5%

Mentor Graphics Corp.(1)	270,560	$2,922,048
Parametric Technology Corp.(1)	145,980	3,134,191

		$6,056,239

See notes to financial statements

18

Tax-Managed Small-Cap Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Specialty Retail — 3.1%

Jo-Ann Stores, Inc.(1)	64,920	$2,807,790
RadioShack Corp.	127,630	2,569,192

		$5,376,982

Textiles, Apparel & Luxury Goods — 1.5%

Warnaco Group, Inc. (The)(1)	47,760	$2,536,534

		$2,536,534

Thrifts & Mortgage Finance — 1.4%

MGIC Investment Corp.(1)	265,470	$2,341,445

		$2,341,445

Total Common Stocks
(identified cost $155,692,261)		$168,151,072

Private Placements — 0.0%

Security	Shares	Value

Metals & Mining — 0.0%

Nevada Pacific Mining Co.(1)(2)(3)	80,000	$0

Total Private Placements
(identified cost $80,000)		$0

Special Warrants — 0.0%

Security	Shares	Value

Metals & Mining — 0.0%

Western Exploration and Development, Ltd.(1)(2)(3)	600,000	$0

Total Special Warrants
(identified cost $480,000)		$0

Short-Term Investments — 2.6%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.22%(4)(5)	$4,554	$4,554,077

Total Short-Term Investments
(identified cost $4,554,077)		$4,554,077

Total Investments — 100.4%
(identified cost $160,806,338)		$172,705,149

Other Assets, Less Liabilities — (0.4)%		$(740,074)

Net Assets — 100.0%		$171,965,075

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt

(1)	Non-income producing security.

(2)	Restricted security.

(3)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio.

(4)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2010.

(5)	Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio, an affiliated investment company, for the year ended October 31, 2010 was $8,906 and $0, respectively.

See notes to financial statements

19

Tax-Managed Small-Cap Portfolio as of October 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2010

Assets

Unaffiliated investments, at value (identified cost, $156,252,261)	$168,151,072
Affiliated investment, at value (identified cost, $4,554,077)	4,554,077
Dividends receivable	27,604
Interest receivable from affiliated investment	1,296
Receivable for investments sold	293,871

Total assets	$173,027,920

Liabilities

Payable for investments purchased	$881,933
Payable to affiliates:
Investment adviser fee	88,343
Trustees’ fees	491
Accrued expenses	92,078

Total liabilities	$1,062,845

Net Assets applicable to investors’ interest in Portfolio	$171,965,075

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$160,066,193
Net unrealized appreciation	11,898,882

Total	$171,965,075

Statement of Operations

For the Year Ended
October 31, 2010

Investment Income

Dividends (net of foreign taxes, $5,679)	$734,411
Interest allocated from affiliated investments	12,110
Expenses allocated from affiliated investments	(3,204)

Total investment income	$743,317

Expenses

Investment adviser fee	$1,056,975
Trustees’ fees and expenses	6,138
Custodian fee	128,276
Legal and accounting services	52,484
Miscellaneous	6,327

Total expenses	$1,250,200

Net investment loss	$(506,883)

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$49,313,855
Investment transactions allocated from affiliated investments	(3,846)
Foreign currency transactions	2,799

Net realized gain	$49,312,808

Change in unrealized appreciation (depreciation) —
Investments	$(9,587,721)
Foreign currency	71

Net change in unrealized appreciation (depreciation)	$(9,587,650)

Net realized and unrealized gain	$39,725,158

Net increase in net assets from operations	$39,218,275

See notes to financial statements

20

Tax-Managed Small-Cap Portfolio as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2010	October 31, 2009

From operations —
Net investment loss	$(506,883)	$(4,866)
Net realized gain (loss) from investment and foreign currency transactions	49,312,808	(44,312,234)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	(9,587,650)	60,538,806

Net increase in net assets from operations	$39,218,275	$16,221,706

Capital transactions —
Contributions	$10,921,561	$29,224,452
Withdrawals	(41,231,053)	(39,532,379)

Net decrease in net assets from capital transactions	$(30,309,492)	$(10,307,927)

Net increase in net assets	$8,908,783	$5,913,779

Net Assets

At beginning of year	$163,056,292	$157,142,513

At end of year	$171,965,075	$163,056,292

See notes to financial statements

21

Tax-Managed Small-Cap Portfolio as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended October 31,

	2010	2009		2008	2007	2006

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.74%	0.75%		0.74%	0.74%	0.74	%(2)
Net investment income (loss)	(0.30)%	(0.00	)%(3)(4)	(0.27)%	(0.22)%	0.01%
Portfolio Turnover	114%	95%		93%	78%	99%

Total Return	25.69%	11.86%		(34.33)%	29.67%	22.33%

Net assets, end of year (000’s omitted)	$171,965	$163,056		$157,143	$188,039	$159,050

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.01% of average daily net assets for the year ended October 31, 2006).

(3)	Amount is less than (0.005)%.

(4)	Excluding special dividends, the ratio of net investment loss to average daily net assets would have been (0.09)%.

See notes to financial statements

22

Tax-Managed Small-Cap Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Tax-Managed Small-Cap Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a diversified portfolio of publicly traded equity securities of small-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2010, Eaton Vance Tax-Managed Small-Cap Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 78.9% and 21.0%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

23

Tax-Managed Small-Cap Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.625% of the Portfolio’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. Prior to its liquidation in February 2010, the portion of the adviser fee payable by Cash Management Portfolio, an affiliated investment company, on the Portfolio’s investment of cash therein was credited against the Portfolio’s investment adviser fee. The Portfolio currently invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2010, the Portfolio’s investment adviser fee totaled $1,059,381 of which $2,406 was allocated from Cash Management Portfolio and $1,056,975 was paid or accrued directly by the Portfolio. For the year ended October 31, 2010, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management Portfolio, was 0.625% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who

24

Tax-Managed Small-Cap Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $184,454,737 and $212,428,766, respectively, for the year ended October 31, 2010.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$161,008,053

Gross unrealized appreciation	$15,593,518
Gross unrealized depreciation	(3,896,422)

Net unrealized appreciation	$11,697,096

The net unrealized appreciation on foreign currency transactions at October 31, 2010 on a federal income tax basis was $71.

5   Restricted Securities

At October 31, 2010, the Portfolio owned the following securities (representing 0.0% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

	Date of
Description	Acquisition	Shares	Cost	Value

Private Placements

Nevada Pacific Mining Co.	12/21/98	80,000	$80,000	$0

			$80,000	$0

Special Warrants

Western Exploration and Development, Ltd.	12/21/98	600,000	$480,000	$0

			$480,000	$0

Total Restricted Securities				$0

6   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2010.

7   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2010, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks	$168,151,072	$—	$—	$168,151,072
Private Placements	—	—	0	0
Special Warrants	—	—	0	0
Short-Term Investments	—	4,554,077	—	4,554,077

Total Investments	$168,151,072	$4,554,077	$0	$172,705,149

25

Tax-Managed Small-Cap Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments in	Investments in
	Private	Special
	Placements	Warrants	Total

Balance as of October 31, 2009	$0	$90,000	$90,000
Realized gains (losses)	—	—	—
Change in net unrealized appreciation (depreciation)*	0	(90,000)	(90,000)
Net purchases (sales)	—	—	—
Accrued discount (premium)	—	—	—
Net transfers to (from) Level 3	—	—	—

Balance as of October 31, 2010	$0	$0	$0

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2010*	$0	$(90,000)	$(90,000)

*	Amount is included in the related amount on investments in the Statement of Operations.

26

Tax-Managed Small-Cap Portfolio as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Tax-Managed Small-Cap Portfolio:
We have audited the accompanying statement of assets and liabilities of Tax-Managed Small-Cap Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Small-Cap Portfolio as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2010

27

Eaton Vance Tax-Managed Small-Cap Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

28

Eaton Vance Tax-Managed Small-Cap Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Tax-Managed Small-Cap Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Tax-Managed Small-Cap Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board also noted the Adviser’s in-house equity research capabilities and experience in managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

29

Eaton Vance Tax-Managed Small-Cap Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2009 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Portfolio and the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the fund complex level.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund and the Portfolio to continue to share such benefits equitably.

30

Eaton Vance Tax-Managed Small-Cap Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Small-Cap Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 184 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	184	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	184	None

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	184	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Since 2003	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	184	None

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	184	None

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	184	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

31

Eaton Vance Tax-Managed Small-Cap Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	184	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	184	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

William H. Ahern, Jr. 1959	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

John R. Baur 1970	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 37 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 1967	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Officer of 49 registered investment companies managed by EVM or BMR.

Michael A. Cirami 1975	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 1963	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 96 registered investment companies managed by EVM or BMR.

John H. Croft 1962	Vice President of the Trust	Since 2010	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 1972	Vice President of the Trust	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Christine M. Johnston 1972	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Aamer Khan 1960	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas H. Luster 1962	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 1961	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 33 registered investment companies managed by EVM or BMR.

32

Eaton Vance Tax-Managed Small-Cap Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Duncan W. Richardson 1957	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2001 and President of the Portfolio since 2002	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Judith A. Saryan 1954	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Susan Schiff 1961	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Thomas Seto 1962	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

David M. Stein 1951	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

Eric A. Stein 1980	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Originally joined EVM in July 2002. Prior to re-joining EVM in September 2008, Mr. Stein worked at the Federal Reserve Bank of New York (2007-2008) and attended business school in Chicago, Illinois. Officer of 34 registered investment companies managed by EVM or BMR.

Dan R. Strelow 1959	Vice President of the Trust	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 33 registered investment companies managed by EVM or BMR.

Nancy B. Tooke 1946	Vice President of the Portfolio	Since 2006	Vice President of EVM and BMR. Previously, Senior Managing Director and small- and mid-cap core portfolio manager with ForstmannLeff Associates (2004-2006). Officer of 3 registered investment companies managed by EVM or BMR.

Mark S. Venezia 1949	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Adam A. Weigold 1975	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 73 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Fund (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

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Investment Adviser of Tax-Managed Small-Cap Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Small-Cap Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Small-Cap Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus, if available. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus, if available, contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

130-12/10	MGSRC

Eaton Vance
Investment Managers

1040
Filing Status
Exemptions

Annual Report October 31, 2010

EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND

Miscellaneous
Income
1099-MISC

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) will (if applicable) file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

Economic and Market Conditions
•	U.S.
Gregory R. Greene, CFA
Lead Portfolio Managerequity markets seesawed their way to solid gains for the 12 months ending October 31, 2010. Over the course of the year, investors’ attitudes toward risk were buffeted by unsettling macroeconomic factors and political uncertainty. In fact, until the final few months of the period, the markets continued to exhibit the general lack of confidence and ongoing volatility that has characterized the equity space through most of the past two years.
•	Domestic equities made a strong start to the period but pulled back in the April-June quarter, as sovereign debt problems in the eurozone, slower growth in China and a turbulent U.S. political environment chilled investor sentiment. Despite these macro concerns, however, signs of economic growth, albeit somewhat anemic, and improvements in corporate business fundamentals also began to appear. By September and October, investors seemed to have grown more comfortable with risk tolerance, and equities began to establish some traction to the upside.

•	For the year as a whole, the S&P 500 Index gained 16.52%, the Dow Jones Industrial Average rose 17.62% and the NASDAQ Composite Index was up 23.88%. Growth stocks outperformed value stocks across all market capitalizations, and mid-and small-cap stocks outpaced large-cap stocks.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.
Management Discussion
•	The Fund[1] recorded double-digit gains for the year ending October 31, 2010, but underperformed the Russell 2000 Value Index (the Index)[2] and its Lipper peer group. Both industry allocation and stock selection were contributing factors to the shortfall. While the growth style outperformed the value style of investing over the period, small-cap stocks overall posted strong returns, outpacing many larger-cap counterparts. Within the Index, each of the 10 economic sectors saw double-digit returns. The strongest gains came from the materials sector (+38%), with consumer staples (+15%) posting the smallest advances.

•	Although the Fund’s underweight allocation in the financials sector was positive, it was offset by negative stock selection, making it the largest detractor from performance relative to the Index. In particular, two Fund holdings in thrifts & mortgage finance underperformed, while a lack of exposure to outperforming real estate investment trusts also detracted. Fund positions in energy and health care further dampened relative returns.

Total Return Performance
10/31/09 – 10/31/10

Class A3	18.42%
Class B3	17.53
Class C3	17.51
Class I3	18.75
Russell 2000 Value Index[2]	24.43
Lipper Small-Cap Value Funds Average[2]	24.30

See pages 3 and 4 for more performance information, including after-tax returns.

[1]
The Fund currently invests in a separate registered investment company, Tax-Managed Small-Cap Value Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[2]
It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[3]
These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered at net asset value. Absent an allocation of certain expenses to the administrator of the Fund and the sub-adviser of the Portfolio, the returns would be lower.

1

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

•	Conversely, the Fund had positive contributions from stock selection in the utilities sector – especially from selections in electric utilities – and in the consumer staples sector, where a Fund holding in the personal products group posted strong performance. Outperforming industries, such as software, construction & engineering, and building products also aided returns.

•	As always, management remains committed to find-ing well managed, inexpensive companies with strong balance sheets and cash flow in order to achieve long-term, after-tax returns for Fund shareholders.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.
Portfolio Composition

Top 10 Holdings1
By net assets

NetScout Systems, Inc.	3.5%
Owens & Minor, Inc.	3.1
Cleco Corp.	3.0
Washington Federal, Inc.	3.0
Trustmark Corp.	3.0
TreeHouse Foods, Inc.	3.0
Teleflex, Inc.	2.9
Tower Group, Inc.	2.9
BJ’s Wholesale Club, Inc.	2.7
AptarGroup, Inc.	2.7

[1]	Top 10 Holdings represented 29.8% of the Portfolio’s net assets as of 10/31/10. Excludes cash equivalents.

Sector Weightings2
By net assets

[2]	As a percentage of the Portfolio’s net assets as of 10/31/10. Excludes cash equivalents.

2

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2010
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Russell 2000 Value Index, an unmanaged index of U.S. small-cap value stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the Russell 2000 Value Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	ESVAX	ESVBX	ESVCX	ESVIX

Average Annual Total Returns (at net asset value)

One Year	18.42%	17.53%	17.51%	18.75%
Five Years	4.08	3.31	3.31	N.A.
Life of Fund†	6.94	6.16	6.17	14.27

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	11.63%	12.53%	16.51%	18.75%
Five Years	2.86	2.99	3.31	N.A.
Life of Fund†	6.21	6.16	6.17	14.27

†	Inception date – Class A, Class B and Class C: 3/4/02; Class I: 10/1/09

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered at net asset value. Absent an allocation of certain expenses to the administrator of the Fund and the sub-adviser of the Portfolio, the returns would be lower.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Gross Expense Ratio	2.20%	2.95%	2.95%	1.95%
Net Expense Ratio	1.65	2.40	2.40	1.40

[2]	Source: Prospectus dated 3/1/10. Net Expense Ratio reflects a contractual expense reimbursement that continues through 2/28/11. Thereafter, the expense reimbursement may be changed or terminated at any time. Without this expense reimbursement, performance would have been lower.

*	Source: Lipper, Inc. Class A of the Fund commenced investment operations on 3/4/02. Index returns are available only as of month end.

A $10,000 hypothetical investment at net asset value in Class B shares and Class C shares on 3/4/02 (commencement of operations) and Class I shares on 10/1/09 (commencement of operations) would have been valued at $16,786, $16,794 and $11,557, respectively, on 10/31/10. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2010
FUND PERFORMANCE
“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.

Average Annual Total Returns
(For the periods ended October 31, 2010)

Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Life of Fund

Return Before Taxes	18.42%	4.08%	6.94%
Return After Taxes on Distributions	18.42	3.39	6.53
Return After Taxes on Distributions and Sale of Fund Shares	11.97	3.48	6.08

Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Life of Fund

Return Before Taxes	11.63%	2.86%	6.21%
Return After Taxes on Distributions	11.63	2.18	5.80
Return After Taxes on Distributions and Sale of Fund Shares	7.56	2.42	5.42

Average Annual Total Returns
(For the periods ended October 31, 2010)

Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Life of Fund

Return Before Taxes	17.51%	3.31%	6.17%
Return After Taxes on Distributions	17.51	2.60	5.74
Return After Taxes on Distributions and Sale of Fund Shares	11.38	2.82	5.39

Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Life of Fund

Return Before Taxes	16.51%	3.31%	6.17%
Return After Taxes on Distributions	16.51	2.60	5.74
Return After Taxes on Distributions and Sale of Fund Shares	10.73	2.82	5.39

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Average Annual Total Returns
(For the periods ended October 31, 2010)

Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Life of Fund

Return Before Taxes	17.53%	3.31%	6.16%
Return After Taxes on Distributions	17.53	2.60	5.74
Return After Taxes on Distributions and Sale of Fund Shares	11.39	2.83	5.39

Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Life of Fund

Return Before Taxes	12.53%	2.99%	6.16%
Return After Taxes on Distributions	12.53	2.26	5.74
Return After Taxes on Distributions and Sale of Fund Shares	8.14	2.54	5.39

Average Annual Total Returns
(For the periods ended October 31, 2010)

Returns at Net Asset Value (NAV) (Class I)

	One Year	Life of Fund

Return Before Taxes	18.75%	14.27%
Return After Taxes on Distributions	18.75	14.27
Return After Taxes on Distributions and Sale of Fund Shares	12.19	12.14
Class A, Class B and Class C of the Fund commenced investment operations on 3/4/02 and Class I commenced investment operations on 10/1/09. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not. Absent an allocation of certain expenses to the administrator of the Fund and the sub-adviser of the Portfolio, the returns would be lower.
After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

4

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 – October 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Tax-Managed Small-Cap Value Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/10)	(10/31/10)	(5/1/10 – 10/31/10)

Actual
Class A	$1,000.00	$968.00	$8.23	**
Class B	$1,000.00	$964.90	$11.89	**
Class C	$1,000.00	$964.30	$11.88	**
Class I	$1,000.00	$969.40	$7.00	**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,016.80	$8.44	**
Class B	$1,000.00	$1,013.10	$12.18	**
Class C	$1,000.00	$1,013.10	$12.18	**
Class I	$1,000.00	$1,018.10	$7.17	**

*	Expenses are equal to the Fund’s annualized expense ratio of 1.65% for Class A shares, 2.40% for Class B shares, 2.40% for Class C shares and 1.40% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2010. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to the administrator of the Fund and sub-adviser of the Portfolio, expenses would be higher.

5

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2010

Assets

Investment in Tax-Managed Small-Cap Value Portfolio, at value (identified cost, $29,424,949)	$36,354,246
Receivable for Fund shares sold	20,848
Receivable from affiliates	7,909

Total assets	$36,383,003

Liabilities

Payable for Fund shares redeemed	$51,250
Payable to affiliates:
Distribution and service fees	13,318
Administration fee	4,568
Trustees’ fees	42
Accrued expenses	39,293

Total liabilities	$108,471

Net Assets	$36,274,532

Sources of Net Assets

Paid-in capital	$27,608,719
Accumulated net realized gain from Portfolio	1,736,516
Net unrealized appreciation from Portfolio	6,929,297

Total	$36,274,532

Class A Shares

Net Assets	$25,447,597
Shares Outstanding	1,790,497
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$14.21
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$15.08

Class B Shares

Net Assets	$2,071,295
Shares Outstanding	156,815
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$13.21

Class C Shares

Net Assets	$7,312,015
Shares Outstanding	552,933
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$13.22

Class I Shares

Net Assets	$1,443,625
Shares Outstanding	101,313
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$14.25

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2010

Investment Income

Dividends allocated from Portfolio	$466,880
Interest allocated from Portfolio	100
Expenses allocated from Portfolio	(396,708)

Total investment income from Portfolio	$70,272

Expenses

Administration fee	$52,459
Distribution and service fees
Class A	60,232
Class B	25,146
Class C	71,130
Trustees’ fees and expenses	500
Custodian fee	9,079
Transfer and dividend disbursing agent fees	64,005
Legal and accounting services	18,292
Printing and postage	18,192
Registration fees	47,699
Miscellaneous	13,101

Total expenses	$379,835

Deduct —
Allocation of expenses to affiliates	$129,707

Total expense reductions	$129,707

Net expenses	$250,128

Net investment loss	$(179,856)

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$3,554,056

Net realized gain	$3,554,056

Change in unrealized appreciation (depreciation) —
Investments	$2,079,437

Net change in unrealized appreciation (depreciation)	$2,079,437

Net realized and unrealized gain	$5,633,493

Net increase in net assets from operations	$5,453,637

See notes to financial statements

6

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2010	October 31, 2009

From operations —
Net investment loss	$(179,856)	$(2,466)
Net realized gain (loss) from investment transactions	3,554,056	(1,095,550)
Net change in unrealized appreciation (depreciation) from investments	2,079,437	2,989,518

Net increase in net assets from operations	$5,453,637	$1,891,502

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$6,808,613	$10,918,543
Class B	583,873	443,819
Class C	1,510,053	2,200,272
Class I	669,727	947,942
Cost of shares redeemed
Class A	(7,858,205)	(8,843,036)
Class B	(552,946)	(912,594)
Class C	(1,602,840)	(1,565,217)
Class I	(317,434)	(2,956)
Net asset value of shares exchanged
Class A	1,000,311	393,125
Class B	(1,000,311)	(393,125)

Net increase (decrease) in net assets from Fund share transactions	$(759,159)	$3,186,773

Net increase in net assets	$4,694,478	$5,078,275

Net Assets

At beginning of year	$31,580,054	$26,501,779

At end of year	$36,274,532	$31,580,054

See notes to financial statements

7

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended October 31,

	2010	2009	2008	2007	2006

Net asset value — Beginning of year	$12.000	$11.400	$16.050	$15.400	$14.640

Income (Loss) From Operations

Net investment income (loss)(1)	$(0.043)	$0.022	$(0.003)	$(0.058)	$(0.066)
Net realized and unrealized gain (loss)	2.253	0.578	(3.146)	1.857	1.644

Total income (loss) from operations	$2.210	$0.600	$(3.149)	$1.799	$1.578

Less Distributions

From net realized gain	$—	$—	$(1.501)	$(1.149)	$(0.818)

Total distributions	$—	$—	$(1.501)	$(1.149)	$(0.818)

Net asset value — End of year	$14.210	$12.000	$11.400	$16.050	$15.400

Total Return(2)	18.42%	5.36%	(21.61)%	12.30%	11.24%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$25,448	$21,727	$17,628	$18,978	$15,695
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)(5)	1.65%	1.65%	1.65%	1.69%	1.75%
Net investment income (loss)	(0.32)%	0.21%	(0.02)%	(0.37)%	(0.44)%
Portfolio Turnover of the Portfolio	51%	66%	103%	80%	49%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	The administrator subsidized certain operating expenses (equal to 0.37%, 0.55%, 0.32%, 0.32% and 0.26% of average daily net assets for the years ended October 31, 2010, 2009, 2008, 2007 and 2006, respectively.) A portion of the subsidy was borne by the sub-adviser of the Portfolio. Absent this subsidy, total return would have been lower.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

8

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended October 31,

	2010	2009	2008	2007	2006

Net asset value — Beginning of year	$11.240	$10.750	$15.330	$14.870	$14.260

Income (Loss) From Operations

Net investment loss(1)	$(0.132)	$(0.049)	$(0.102)	$(0.168)	$(0.174)
Net realized and unrealized gain (loss)	2.102	0.539	(2.977)	1.777	1.602

Total income (loss) from operations	$1.970	$0.490	$(3.079)	$1.609	$1.428

Less Distributions

From net realized gain	$—	$—	$(1.501)	$(1.149)	$(0.818)

Total distributions	$—	$—	$(1.501)	$(1.149)	$(0.818)

Net asset value — End of year	$13.210	$11.240	$10.750	$15.330	$14.870

Total Return(2)	17.53%	4.56%	(22.15)%	11.41%	10.45%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$2,071	$2,638	$3,538	$6,412	$7,033
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)(5)	2.40%	2.40%	2.40%	2.44%	2.50%
Net investment loss	(1.06)%	(0.51)%	(0.79)%	(1.12)%	(1.20)%
Portfolio Turnover of the Portfolio	51%	66%	103%	80%	49%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	The administrator subsidized certain operating expenses (equal to 0.37%, 0.55%, 0.32%, 0.32% and 0.26% of average daily net assets for the years ended October 31, 2010, 2009, 2008, 2007 and 2006, respectively.) A portion of the subsidy was borne by the sub-adviser of the Portfolio. Absent this subsidy, total return would have been lower.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

9

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended October 31,

	2010	2009	2008	2007	2006

Net asset value — Beginning of year	$11.250	$10.760	$15.350	$14.880	$14.270

Income (Loss) From Operations

Net investment loss(1)	$(0.133)	$(0.053)	$(0.100)	$(0.169)	$(0.174)
Net realized and unrealized gain (loss)	2.103	0.543	(2.989)	1.788	1.602

Total income (loss) from operations	$1.970	$0.490	$(3.089)	$1.619	$1.428

Less Distributions

From net realized gain	$—	$—	$(1.501)	$(1.149)	$(0.818)

Total distributions	$—	$—	$(1.501)	$(1.149)	$(0.818)

Net asset value — End of year	$13.220	$11.250	$10.760	$15.350	$14.880

Total Return(2)	17.51%	4.55%	(22.19)%	11.47%	10.44%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$7,312	$6,317	$5,336	$7,145	$7,805
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)(5)	2.40%	2.40%	2.40%	2.44%	2.50%
Net investment loss	(1.06)%	(0.54)%	(0.78)%	(1.12)%	(1.19)%
Portfolio Turnover of the Portfolio	51%	66%	103%	80%	49%

(1)	Computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	The administrator subsidized certain operating expenses (equal to 0.37%, 0.55%, 0.32%, 0.32% and 0.26% of average daily net assets for the years ended October 31, 2010, 2009, 2008, 2007 and 2006, respectively.) A portion of the subsidy was borne by the sub-adviser of the Portfolio. Absent this subsidy, total return would have been lower.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

10

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended	Period Ended
	October 31, 2010	October 31, 2009(1)

Net asset value — Beginning of period	$12.000	$12.330

Income (Loss) From Operations

Net investment loss(2)	$(0.011)	$(0.001)
Net realized and unrealized gain (loss)	2.261	(0.329)

Total income (loss) from operations	$2.250	$(0.330)

Less Distributions

From net realized gain	$—	$—

Total distributions	$—	$—

Net asset value — End of period	$14.250	$12.000

Total Return(3)	18.75%	(2.68	)%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,444	$897
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)(7)	1.40%	1.40	%(8)
Net investment loss	(0.08)%	(0.07	)%(8)
Portfolio Turnover of the Portfolio	51%	66	%(4)(9)

(1)	For the period from the commencement of operations, October 1, 2009, to October 31, 2009.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	The administrator subsidized certain operating expenses (equal to 0.37% and 0.58% of average daily net assets for the year ended October 31, 2010 and the period ended October 31, 2009, respectively.) A portion of the subsidy was borne by the sub-adviser of the Portfolio. Absent this subsidy, total return would have been lower.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

(9)	For the Portfolio’s year ended October 31, 2009.

See notes to financial statements

11

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Tax-Managed Small-Cap Value Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Small-Cap Value Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (50.2% at October 31, 2010). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

During the year ended October 31, 2010, a capital loss carryforward of $1,673,990 was utilized to offset net realized gains by the fund.

As of October 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust, (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of

12

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

During the year ended October 31, 2010, accumulated net investment loss was decreased by $179,856 and paid-in capital was decreased by $179,856 due to differences between book and tax accounting, primarily for net operating losses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Net unrealized appreciation	$6,792,307
Undistributed long-term capital gains	$1,873,506

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and partnership allocations.

3   Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2010, the administration fee amounted to $52,459. EVM and the sub-adviser of the Portfolio, Fox Asset Management LLC (Fox), have agreed to reimburse the Fund’s operating expenses to the extent that they exceed 1.65%, 2.40%, 2.40% and 1.40% annually of the Fund’s average daily net assets for Class A, Class B, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2011. Pursuant to this agreement, EVM and Fox were allocated $32,427 and $97,280, respectively, of the Fund’s operating expenses for the year ended October 31, 2010. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2010, EVM earned $2,883 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $6,059 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2010. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2010 amounted to $60,232 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The

13

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the year ended October 31, 2010, the Fund paid or accrued to EVD $18,860 and $53,347 for Class B and Class C shares, respectively, representing 0.75% of the average daily net assets of Class B and Class C shares. At October 31, 2010, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately $60,000 and $578,000, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2010 amounted to $6,286 and $17,783 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2010, the Fund was informed that EVD received approximately $30, $2,000 and $300 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended October 31, 2010, increases and decreases in the Fund’s investment in the Portfolio aggregated $4,821,793 and $5,775,664, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2010	2009

Sales	497,403	1,079,505
Redemptions	(591,163)	(856,038)
Exchange from Class B shares	73,706	40,081

Net increase (decrease)	(20,054)	263,548

	Year Ended October 31,
Class B	2010	2009

Sales	45,055	44,636
Redemptions	(43,997)	(96,340)
Exchange to Class A shares	(79,031)	(42,612)

Net decrease	(77,973)	(94,316)

	Year Ended October 31,
Class C	2010	2009

Sales	119,839	229,731
Redemptions	(128,452)	(164,041)

Net increase (decrease)	(8,613)	65,690

	Year Ended	Period Ended
Class I	October 31, 2010	October 31, 2009(1)

Sales	50,565	74,975
Redemptions	(23,988)	(239)

Net increase	26,577	74,736

(1)	Class I commenced operations on October 1, 2009.

14

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Small-Cap Value Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Small-Cap Value Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 14, 2010

15

Eaton Vance Tax-Managed Small-Cap Value Fund as of October 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of capital gain dividends.

16

Tax-Managed Small-Cap Value Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS

Common Stocks — 96.5%

Security	Shares	Value

Aerospace & Defense — 1.4%

AAR Corp.(1)	47,700	$1,051,308

		$1,051,308

Auto Components — 1.6%

BorgWarner, Inc.(1)	21,200	$1,189,532

		$1,189,532

Chemicals — 2.4%

RPM International, Inc.	82,400	$1,706,504

		$1,706,504

Commercial Banks — 8.3%

First Midwest Bancorp, Inc.	70,300	$752,913
Glacier Bancorp, Inc.	4,200	54,600
National Penn Bancshares, Inc.	280,100	1,817,849
Prosperity Bancshares, Inc.	40,500	1,259,145
Trustmark Corp.	97,200	2,147,148

		$6,031,655

Commercial Services & Supplies — 0.8%

Brink’s Co. (The)	23,400	$552,240

		$552,240

Communications Equipment — 2.0%

NETGEAR, Inc.(1)	46,400	$1,429,584

		$1,429,584

Construction & Engineering — 4.3%

Chicago Bridge & Iron Co. NV(1)	71,900	$1,812,599
Emcor Group, Inc.(1)	1,400	36,190
Tutor Perini Corp.(1)	54,900	1,274,229

		$3,123,018

Containers & Packaging — 2.7%

AptarGroup, Inc.	42,900	$1,925,352

		$1,925,352

Diversified Telecommunication Services — 1.2%

GeoEye, Inc.(1)	19,100	$845,557

		$845,557

Electric Utilities — 8.0%

Cleco Corp.	70,100	$2,192,027
Portland General Electric Co.	80,200	1,676,180
Westar Energy, Inc.	75,900	1,920,270

		$5,788,477

Electrical Equipment — 3.3%

A.O. Smith Corp.	34,300	$1,921,829
General Cable Corp.(1)	16,300	455,422

		$2,377,251

Energy Equipment & Services — 5.0%

Bristow Group, Inc.(1)	35,800	$1,388,324
Exterran Holdings, Inc.(1)	30,300	762,651
Oil States International, Inc.(1)	29,500	1,508,040

		$3,659,015

Food & Staples Retailing — 2.7%

BJ’s Wholesale Club, Inc.(1)	46,600	$1,944,618

		$1,944,618

Food Products — 3.1%

J & J Snack Foods Corp.	3,400	$145,758
TreeHouse Foods, Inc.(1)	45,800	2,138,860

		$2,284,618

Health Care Equipment & Supplies — 3.8%

Teleflex, Inc.	37,500	$2,090,625
West Pharmaceutical Services, Inc.	18,500	660,265

		$2,750,890

Health Care Providers & Services — 4.8%

Magellan Health Services, Inc.(1)	26,200	$1,257,600
Owens & Minor, Inc.	77,650	2,211,472

		$3,469,072

See notes to financial statements

17

Tax-Managed Small-Cap Value Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Hotels, Restaurants & Leisure — 1.8%

Jack in the Box, Inc.(1)	56,900	$1,317,804

		$1,317,804

Insurance — 8.8%

Argo Group International Holding, Ltd.	54,700	$1,897,543
Aspen Insurance Holdings, Ltd.	66,700	1,892,279
Protective Life Corp.	20,900	500,973
Tower Group, Inc.	86,100	2,090,508

		$6,381,303

IT Services — 1.6%

MAXIMUS, Inc.	19,400	$1,176,222

		$1,176,222

Machinery — 4.4%

Barnes Group, Inc.	33,000	$600,270
Crane Co.	34,800	1,331,448
Wabtec Corp.	27,100	1,269,364

		$3,201,082

Professional Services — 2.1%

Towers Watson & Co., Class A	30,100	$1,547,742

		$1,547,742

Road & Rail — 4.6%

Arkansas Best Corp.	14,200	$359,686
Genesee & Wyoming, Inc., Class A(1)	25,500	1,178,865
Old Dominion Freight Line, Inc.(1)	63,900	1,792,395

		$3,330,946

Software — 5.2%

JDA Software Group, Inc.(1)	46,800	$1,184,040
NetScout Systems, Inc.(1)	108,800	2,553,536

		$3,737,576

Specialty Retail — 6.0%

Buckle, Inc. (The)	13,900	$404,351
Children’s Place Retail Stores, Inc. (The)(1)	33,900	1,493,634
Dick’s Sporting Goods, Inc.(1)	42,700	1,230,614
Finish Line, Inc., Class A (The)	78,100	1,194,930

		$4,323,529

Textiles, Apparel & Luxury Goods — 2.5%

Carter’s, Inc.(1)	44,600	$1,110,540
Hanesbrands, Inc.(1)	27,900	691,920

		$1,802,460

Thrifts & Mortgage Finance — 4.1%

Astoria Financial Corp.	63,100	$783,702
First Niagara Financial Group, Inc.	1,600	18,960
Washington Federal, Inc.	145,300	2,183,859

		$2,986,521

Total Common Stocks
(identified cost $55,567,844)		$69,933,876

Short-Term Investments — 3.0%

	Principal
	Amount
Description	(000’s omitted)	Value

State Street Bank and Trust Euro Time Deposit, 0.01%, 11/1/10	$2,189	$2,189,433

Total Short-Term Investments
(identified cost $2,189,433)		$2,189,433

Total Investments — 99.5%
(identified cost $57,757,277)		$72,123,309

Other Assets, Less Liabilities — 0.5%		$343,894

Net Assets — 100.0%		$72,467,203

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)	Non-income producing security.

See notes to financial statements

18

Tax-Managed Small-Cap Value Portfolio as of October 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2010

Assets

Investments, at value (identified cost, $57,757,277)	$72,123,309
Dividends and interest receivable	13,922
Receivable for investments sold	445,884

Total assets	$72,583,115

Liabilities

Payable to affiliates:
Investment adviser fee	$61,166
Trustees’ fees	246
Accrued expenses	54,500

Total liabilities	$115,912

Net Assets applicable to investors’ interest in Portfolio	$72,467,203

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$58,101,171
Net unrealized appreciation	14,366,032

Total	$72,467,203

Statement of Operations

For the Year Ended
October 31, 2010

Investment Income

Dividends	$974,121
Interest	204

Total investment income	$974,325

Expenses

Investment adviser fee	$729,152
Trustees’ fees and expenses	2,961
Custodian fee	61,754
Legal and accounting services	29,474
Miscellaneous	3,385

Total expenses	$826,726

Deduct —
Reduction of custodian fee	$1,101

Total expense reductions	$1,101

Net expenses	$825,625

Net investment income	$148,700

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$7,393,682

Net realized gain	$7,393,682

Change in unrealized appreciation (depreciation) —
Investments	$4,700,221

Net change in unrealized appreciation (depreciation)	$4,700,221

Net realized and unrealized gain	$12,093,903

Net increase in net assets from operations	$12,242,603

See notes to financial statements

19

Tax-Managed Small-Cap Value Portfolio as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2010	October 31, 2009

From operations —
Net investment income	$148,700	$428,732
Net realized gain (loss) from investment transactions	7,393,682	(3,618,049)
Net change in unrealized appreciation (depreciation) from investments	4,700,221	6,761,258

Net increase in net assets from operations	$12,242,603	$3,571,941

Capital transactions —
Contributions	$6,978,163	$13,149,539
Withdrawals	(14,382,098)	(10,871,040)

Net increase (decrease) from capital transactions	$(7,403,935)	$2,278,499

Net increase in net assets	$4,838,668	$5,850,440

Net Assets

At beginning of year	$67,628,535	$61,778,095

At end of year	$72,467,203	$67,628,535

See notes to financial statements

20

Tax-Managed Small-Cap Value Portfolio as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended October 31,

	2010	2009	2008	2007	2006

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	1.13%	1.14%	1.12%	1.14%	1.14%
Net investment income	0.20%	0.73%	0.51%	0.19%	0.17%
Portfolio Turnover	51%	66%	103%	80%	49%

Total Return	18.99%	5.89%	(21.19)%	12.92%	11.91%

Net assets, end of year (000’s omitted)	$72,467	$67,629	$61,778	$59,511	$54,331

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

See notes to financial statements

21

Tax-Managed Small-Cap Value Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Tax-Managed Small-Cap Value Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term after-tax returns by investing in a diversified portfolio of value stocks of small-cap companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2010, Eaton Vance Tax-Managed Small-Cap Value Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 50.2% and 49.8%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions

22

Tax-Managed Small-Cap Value Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 1.00% of the Portfolio’s average daily net assets up to $500 million and is payable monthly. On net assets of $500 million and over, the annual fee is reduced. Pursuant to a sub-advisory agreement, BMR pays Fox Asset Management LLC (Fox), an affiliate of EVM, a portion of its adviser fee for sub-advisory services provided to the Portfolio. For the year ended October 31, 2010, the investment adviser fee was 1.00% of the Portfolio’s average daily net assets and amounted to $729,152.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $34,665,856 and $39,216,088, respectively, for the year ended October 31, 2010.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$57,952,198

Gross unrealized appreciation	$14,231,600
Gross unrealized depreciation	(60,489)

Net unrealized appreciation	$14,171,111

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2010.

6   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

23

Tax-Managed Small-Cap Value Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2010, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks	$69,933,876	$—	$—	$69,933,876
Short-Term Investments	—	2,189,433	—	2,189,433

Total Investments	$69,933,876	$2,189,433	$—	$72,123,309

The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Portfolio held no investments or other financial instruments as of October 31, 2009 whose fair value was determined using Level 3 inputs.

24

Tax-Managed Small-Cap Value Portfolio as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of
Tax-Managed Small-Cap Value Portfolio:
We have audited the accompanying statement of assets and liabilities of Tax-Managed Small-Cap Value Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Small-Cap Value Portfolio as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 14, 2010

25

Eaton Vance Tax-Managed Small-Cap Value Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

26

Eaton Vance Tax-Managed Small-Cap Value Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Tax-Managed Small-Cap Value Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Tax-Managed Small-Cap Value Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), and the sub-advisory agreement with Fox Asset Management LLC (the “Sub-adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and sub-advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and sub-advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. The Board also noted the Adviser’s in-house equity research capabilities. With respect to the Adviser, the Board considered the Adviser’s responsibilities supervising the Sub-adviser. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management. With respect to the Sub-adviser, the Board took into account the resources available to the Sub-adviser in fulfilling its duties under the sub-advisory agreement and the Sub-adviser’s experience in managing equity portfolios.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

27

Eaton Vance Tax-Managed Small-Cap Value Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and sub-advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2009 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the fund complex level. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates, including the Sub-adviser, in connection with its relationship with the Fund and the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates, and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates, and the Fund to continue to share such benefits equitably.

28

Eaton Vance Tax-Managed Small-Cap Value Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Small-Cap Value Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVD” refers to Eaton Vance Distributors, Inc. “Parametric” refers to Parametric Portfolio Associates LLC and “Fox” refers to Fox Asset Management LLC. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee and President of the Trust and Vice President of the Portfolio	Trustee since 2007, President of the Trust since 2002 and Vice President of the Portfolio since 2001	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 184 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	184	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	184	None

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	184	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Since 2003	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	184	None

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	184	None

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	184	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

29

Eaton Vance Tax-Managed Small-Cap Value Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2001	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	184	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	184	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

William H. Ahern, Jr. 1959	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

John R. Baur 1970	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto was an Account Team Representative in Singapore for Applied Materials Inc. Officer of 37 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 1967	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Officer of 49 registered investment companies managed by EVM or BMR.

Michael A. Cirami 1975	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 1963	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 96 registered investment companies managed by EVM or BMR.

John H. Croft 1962	Vice President of the Trust	Since 2010	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 1972	Vice President of the Trust	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Gregory R. Greene 1966	Vice President of the Portfolio	Since 2006	Managing Director of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

Christine M. Johnston 1972	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Aamer Khan 1960	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas H. Luster 1962	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Robert J. Milmore 1969	Vice President of the Portfolio	Since 2006	Vice President of Fox and member of the Investment Committee. Previously, Manager of International Treasury of Cendant Corporation (2001-2005). Officer of 18 registered investment companies managed by EVM or BMR.

30

Eaton Vance Tax-Managed Small-Cap Value Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

J. Bradley Ohlmuller 1968	Vice President of the Portfolio	Since 2006	Principal of Fox and member of the Investment Committee. Officer of 18 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 1961	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 33 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 1957	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2001 and President of the Portfolio since 2002	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Judith A. Saryan 1954	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Susan Schiff 1961	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Thomas Seto 1962	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

David M. Stein 1951	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

Eric A. Stein 1980	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Originally joined EVM in July 2002. Prior to re-joining EVM in September 2008, Mr. Stein worked at the Federal Reserve Bank of New York (2007-2008) and attended business school in Chicago, Illinois. Officer of 34 registered investment companies managed by EVM or BMR.

Dan R. Strelow 1959	Vice President of the Trust	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 33 registered investment companies managed by EVM or BMR.

Mark S. Venezia 1949	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Adam A. Weigold 1975	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 73 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Fund (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

31

This Page Intentionally Left Blank

Investment Adviser of Tax-Managed Small-Cap Value Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Sub-Adviser of Tax-Managed Small-Cap Value Portfolio
Fox Asset Management LLC
331 Newman Springs Road, Suite 122
Red Bank, NJ 07701

Administrator of Eaton Vance Tax-Managed Small-Cap Value Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Small-Cap Value Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus, if available. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus, if available, contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

1300-12/10	TMSCVSRC

Eaton Vance
Investment Managers

Annual Report October 31, 2010

EATON VANCE TAX-MANAGED VALUE FUND

Miscellaneous
Income
1099-MISC

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Tax-Managed Value Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions

Portfolio Management Team
Back row: Michael Mach, Lead
Portfolio Manager, Stephen J.
Kaszynski. Front row: John D.
Crowley, Matthew F. Beaudry
•	U.S. equity markets seesawed their way to solid gains for the year ending October 31, 2010. Over the course of the year, investors’ attitudes toward risk were buffeted by unsettling macroeconomic factors and political uncertainty. In fact, until the final few months of the period, the markets continued to exhibit the general lack of confidence and ongoing volatility that has characterized the equity space through most of the past two years.

•	Domestic equities made a strong start to the period but pulled back in the April-June period, as sovereign debt problems in the eurozone, slower growth in China and a turbulent U.S. political environment chilled investor sentiment. Despite these macro concerns, however, signs of economic growth, albeit somewhat anemic, and improvements in corporate business fundamentals also began to appear. By September and October, investors seemed to have grown more comfortable with risk tolerance, and equities began to establish some traction to the upside.

•	For the year as a whole, the S&P 500 Index gained 16.52%, the Dow Jones Industrial Average rose 17.62% and the NASDAQ Composite Index was up 23.88%. Growth stocks outperformed value stocks across all market capitalizations, and mid- and small-cap stocks outpaced large-cap stocks.
Management Discussion
•	The Fund[1] gained an even 9.00% for Class A shares during the year ending October 31, 2010. In comparison, the Fund’s benchmark—the Russell 1000 Value Index (the Index)[2] —rose 15.71%. Overall, stock selection relative to the Index was the main cause of the Fund’s underperformance.

•	Early in the period, the Fund’s focus on financially stable companies with strong business fundamentals held back its performance in a market rally that favored smaller-cap, more-speculative issues. Later in the fiscal year, the Fund suffered again when the Gulf of Mexico oil disaster hammered the prices of many energy stocks that were held by the Fund.

•	As a result, energy stock selection was the Fund’s largest detractor relative to the Index. The calamitous effect of the Gulf oil spill spread throughout much of the sector, dragging down returns and causing investors to lose confidence in oil stocks. Not surprisingly given this backdrop, the two holdings that hurt Fund performance the most were from the energy sector. One of them is a leading independent oil exploration and production company. The other is the world’s largest drilling company, whose stock price fell precipitously. To make matters worse, the security was held by the Fund but was not part of the Index, worsening the impact to relative performance. A slight overweighting on average in the energy sector did not help either.

•	The Fund also trailed its benchmark in the consumer discretionary sector, the best-performing subgroup of the Index during the past 12 months, gaining just shy of 37%. This market segment tends to be cyclical—rising or falling in tandem with the prospects for the U.S.
Total Return Performance
10/31/09 — 10/31/10

Class A3	9.00%
Class B3	9.03
Class C3	8.27
Class I3	9.31
Russell 1000 Value Index[2]	15.71
Lipper Large-Cap Value Funds Average[2]	12.79
See pages 3 and 4 for more performance information, including after-tax returns.

[1]	The Fund currently invests in a separate registered investment company, Tax-Managed Value Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[2]	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[3]	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered at net asset value.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Tax-Managed Value Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
economy. While the Fund was roughly equal-weighted in this sector and enjoyed a solid double-digit gain there, it still underperformed. Not having exposure to some of the better-performing industries in the sector—auto components, automobiles and leisure components—detracted. In addition, a majority of better-performing stocks in the Index had market caps of less than $10 billion, whereas the Fund’s focus was on companies that have market caps above $10 billion, leading market positions and solid balance sheets. While smaller-caps generally outperformed larger-caps across all sectors, it was particularly impactful in consumer discretionary.

•	On the upside, a combination of security and sector selection in financials contributed to the Fund’s performance. Financials was the Index’s largest sector weighting, accounting for more than 26% of the Index’s weighting on average during the past fiscal year. It also was the worst-performing Index sector during that time. Thus, the Fund benefited from underweighting financials, and its stock picks also outpaced the Index’s securities in the sector.

•	The Fund’s second-best contributor relative to the Index was stock selection in the industrials sector. The road & rail industry was particularly strong, driven by a modest economic recovery combined with very good industry pricing and cost discipline.

•	Given the possibility of higher taxes ahead, the Fund’s tax-managed attributes may prove advantageous as we go forward. Longer term, we believe the Fund’s disciplined value style and its research-driven investment process will continue to make it an attractive opportunity for long-term investors.

•	We thank you for your continued confidence and participation in Tax-Managed Value Fund.
Portfolio Composition
Top 10 Holdings1

By net assets

Wells Fargo & Co.	2.6%
Pfizer, Inc.	2.5
JPMorgan Chase & Co.	2.5
Wal-Mart Stores, Inc.	2.5
ConocoPhillips	2.4
Johnson & Johnson	2.4
Occidental Petroleum Corp.	2.3
Nestle SA	2.3
Apache Corp.	2.2
PNC Financial Services Group, Inc.	2.1

[1]	Top 10 Holdings represented 23.8% of the Portfolio’s net assets as of 10/31/10. Excludes cash equivalents.
Sector Weightings2

By net assets

[2]	As a percentage of the Portfolio’s net assets as of 10/31/10. Excludes cash equivalents.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance Tax-Managed Value Fund as of October 31, 2010
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Russell 1000 Value Index, an unmanaged index of 1,000 U.S. large-cap value stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the Russell 1000 Value Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	EATVX	EBTVX	ECTVX	EITVX

Average Annual Total Returns (at net asset value)

One Year	9.00%	9.03%	8.27%	9.31%
Five Years	1.04	0.58	0.29	N.A.
Ten Years	3.46	2.84	2.68	N.A.
Life of Fund†	5.06	4.14	4.26	-7.70
SEC Average Annual Total Returns (including sales charge or applicable CDSC)

One Year	2.74%	4.03%	7.27%	9.31%
Five Years	-0.15	0.19	0.29	N.A.
Ten Years	2.85	2.84	2.68	N.A.
Life of Fund†	4.48	4.14	4.26	-7.70

†	Inception Dates — Class A: 12/27/99; Class B: 1/18/00; Class C: 1/24/00; and Class I: 11/30/07

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B shares reflect the applicable CDSC based on the following schedule: 5% — 1st and 2nd years; 4% — 3rd year; 3% — 4th year; 2% — 5th year; 1% — 6th year. SEC returns for Class C reflect a 1% CDSC for the first year. Class I shares are offered at net asset value.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Expense Ratio	1.19%	1.94%	1.94%	0.94%

[2]	Source: Prospectus dated 3/1/10.

*	Source: Lipper Inc. Class A of the Fund commenced investment operations on 12/27/99.

A $10,000 hypothetical investment at net asset value in Class B shares and Class C shares on 10/31/00 and Class I shares on 11/30/07 (commencement of operations) would have been valued at $13,229, $13,034, and $7,914, respectively, on 10/31/10. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Tax-Managed Value Fund as of October 31, 2010
FUND PERFORMANCE
“Return Before Taxes” does not take into consideration shareholder taxes. It is most relevant to tax-free or tax-deferred shareholder accounts. “Return After Taxes on Distributions” reflects the impact of federal income taxes due on Fund distributions of dividends and capital gains. It is most relevant to taxpaying shareholders who continue to hold their shares. “Return After Taxes on Distributions and Sale of Fund Shares” also reflects the impact of taxes on capital gain or loss realized upon a sale of shares. It is most relevant to taxpaying shareholders who sell their shares.
Average Annual Total Returns
(For the periods ended October 31, 2010)
Returns at Net Asset Value (NAV) (Class A)

	One Year	Five Years	Ten Years
Return Before Taxes	9.00%	1.04%	3.46%
Return After Taxes on Distributions	8.82	0.88	3.35
Return After Taxes on Distributions and Sale of Fund Shares	6.09	0.89	3.00
Returns at Public Offering Price (POP) (Class A)

	One Year	Five Years	Ten Years
Return Before Taxes	2.74%	-0.15%	2.85%
Return After Taxes on Distributions	2.57	-0.30	2.74
Return After Taxes on Distributions and Sale of Fund Shares	2.00	-0.12	2.46
Average Annual Total Returns
(For the periods ended October 31, 2010)
Returns at Net Asset Value (NAV) (Class C)

	One Year	Five Years	Ten Years
Return Before Taxes	8.27%	0.29%	2.68%
Return After Taxes on Distributions	8.19	0.25	2.65
Return After Taxes on Distributions and Sale of Fund Shares	5.47	0.25	2.32
Returns at Public Offering Price (POP) (Class C)

	One Year	Five Years	Ten Years
Return Before Taxes	7.27%	0.29%	2.68%
Return After Taxes on Distributions	7.19	0.25	2.65
Return After Taxes on Distributions and Sale of Fund Shares	4.82	0.25	2.32
Average Annual Total Returns
(For the periods ended October 31, 2010)
Returns at Net Asset Value (NAV) (Class B)

	One Year	Five Years	Ten Years
Return Before Taxes	9.03%	0.58%	2.84%
Return After Taxes on Distributions	8.88	0.53	2.80
Return After Taxes on Distributions and Sale of Fund Shares	6.07	0.49	2.45
Returns at Public Offering Price (POP) (Class B)

	One Year	Five Years	Ten Years
Return Before Taxes	4.03%	0.19%	2.84%
Return After Taxes on Distributions	3.88	0.13	2.80
Return After Taxes on Distributions and Sale of Fund Shares	2.82	0.16	2.45
Average Annual Total Returns
(For the periods ended October 31, 2010)
Returns at Net Asset Value (NAV) (Class I)

	One Year	Life of Fund
Return Before Taxes	9.31%	-7.70%
Return After Taxes on Distributions	9.10	-8.17
Return After Taxes on Distributions and Sale of Fund Shares	6.34	-6.69
Class A, Class B, Class C and Class I of the Fund commenced investment operations on 12/27/99, 1/18/00, 1/24/00 and 11/30/07, respectively. Returns at Public Offering Price (POP) reflect the deduction of the maximum initial sales charge and applicable CDSC, while Returns at Net Asset Value (NAV) do not.
After-tax returns are calculated using certain assumptions. After-tax returns are calculated using the highest historical individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and the actual characterization of distributions and may differ from those shown. After-tax returns are not relevant to shareholders who hold shares in tax-deferred accounts or to shares held by non-taxable entities. Return After Taxes on Distributions for a period may be the same as Return Before Taxes for the same period because no taxable distributions were made during that period, or because the taxable portion of distributions made during the period was insignificant. Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than or equal to Return After Taxes on Distributions for the same period because of losses realized on the sale of Fund shares.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to www.eatonvance.com.

4

Eaton Vance Tax-Managed Value Fund as of October 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 – October 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Tax-Managed Value Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/10)	(10/31/10)	(5/1/10 – 10/31/10)

Actual
Class A	$1,000.00	$953.80	$5.71
Class B	$1,000.00	$954.00	$6.16
Class C	$1,000.00	$950.50	$9.39
Class I	$1,000.00	$955.00	$4.48

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,019.40	$5.90
Class B	$1,000.00	$1,018.90	$6.36
Class C	$1,000.00	$1,015.60	$9.70
Class I	$1,000.00	$1,020.60	$4.63

*	Expenses are equal to the Fund’s annualized expense ratio of 1.16% for Class A shares, 1.25% for Class B shares, 1.91% for Class C shares and 0.91% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2010. The Example reflects the expenses of both the Fund and the Portfolio.

5

Eaton Vance Tax-Managed Value Fund as of October 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2010

Assets

Investment in Tax-Managed Value Portfolio, at value (identified cost, $1,387,933,619)	$1,827,824,979
Receivable for Fund shares sold	6,547,935

Total assets	$1,834,372,914

Liabilities

Payable for Fund shares redeemed	$5,985,089
Payable to affiliates:
Distribution and service fees	320,564
Administration fee	240,085
Trustees’ fees	42
Accrued expenses	317,997

Total liabilities	$6,863,777

Net Assets	$1,827,509,137

Sources of Net Assets

Paid-in capital	$1,700,091,354
Accumulated net realized loss from Portfolio	(322,487,551)
Accumulated undistributed net investment income	10,013,974
Net unrealized appreciation from Portfolio	439,891,360

Total	$1,827,509,137

Class A Shares

Net Assets	$785,049,780
Shares Outstanding	49,337,103
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$15.91
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$16.88

Class B Shares

Net Assets	$29,843,949
Shares Outstanding	1,972,912
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$15.13

Class C Shares

Net Assets	$171,692,715
Shares Outstanding	11,173,783
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$15.37

Class I Shares

Net Assets	$840,922,693
Shares Outstanding	52,850,194
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$15.91

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2010

Investment Income

Dividends allocated from Portfolio (net of foreign taxes, $332,765)	$35,116,480
Interest allocated from Portfolio	70,888
Securities lending income allocated from Portfolio, net	107,786
Expenses allocated from Portfolio	(11,302,698)

Total investment income from Portfolio	$23,992,456

Expenses

Administration fee	$2,600,274
Distribution and service fees
Class A	2,009,214
Class B	149,050
Class C	1,848,018
Trustees’ fees and expenses	500
Custodian fee	31,038
Transfer and dividend disbursing agent fees	1,550,819
Legal and accounting services	37,441
Printing and postage	164,856
Registration fees	126,374
Miscellaneous	20,358

Total expenses	$8,537,942

Net investment income	$15,454,514

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$62,671,699
Foreign currency transactions	(10,512)

Net realized gain	$62,661,187

Change in unrealized appreciation (depreciation) —
Investments	$68,813,415
Foreign currency	48,449

Net change in unrealized appreciation (depreciation)	$68,861,864

Net realized and unrealized gain	$131,523,051

Net increase in net assets from operations	$146,977,565

See notes to financial statements

6

Eaton Vance Tax-Managed Value Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2010	October 31, 2009

From operations —
Net investment income	$15,454,514	$18,514,427
Net realized gain (loss) from investment and foreign currency transactions and capital gain distributions received	62,661,187	(144,108,980)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	68,861,864	226,471,408

Net increase in net assets from operations	$146,977,565	$100,876,855

Distributions to shareholders —
From net investment income
Class A	$(8,969,223)	$(8,882,298)
Class B	(523,510)	(359,901)
Class C	(875,539)	(705,225)
Class I	(8,131,548)	(5,449,617)

Total distributions to shareholders	$(18,499,820)	$(15,397,041)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$330,753,090	$376,641,224
Class B	1,012,745	4,701,549
Class C	7,719,729	24,061,489
Class I	500,308,973	485,819,184
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	7,236,713	6,708,706
Class B	414,092	272,330
Class C	655,418	507,569
Class I	5,286,480	1,661,913
Cost of shares redeemed
Class A	(379,750,528)	(424,983,274)
Class B	(9,044,371)	(23,297,910)
Class C	(37,355,325)	(56,947,474)
Class I	(256,908,077)	(177,065,852)
Net asset value of shares exchanged
Class A	24,866,113	41,033,649
Class B	(24,866,113)	(41,033,649)
Contingent deferred sales charges
Class B	33,190	68,209

Net increase in net assets from Fund share transactions	$170,362,129	$218,147,663

Net increase in net assets	$298,839,874	$303,627,477

Net Assets

At beginning of year	$1,528,669,263	$1,225,041,786

At end of year	$1,827,509,137	$1,528,669,263

Accumulated undistributed net investment income included in net assets

At end of year	$10,013,974	$13,247,195

See notes to financial statements

7

Eaton Vance Tax-Managed Value Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended October 31,

	2010(1)	2009(1)	2008(1)	2007	2006

Net asset value — Beginning of year	$14.760	$14.400	$21.750	$18.770	$15.920

Income (Loss) From Operations

Net investment income	$0.137	$0.192	$0.229	$0.202	$0.189
Net realized and unrealized gain (loss)	1.190	0.356	(7.386)	2.955	2.805

Total income (loss) from operations	$1.327	$0.548	$(7.157)	$3.157	$2.994

Less Distributions

From net investment income	$(0.177)	$(0.188)	$(0.193)	$(0.177)	$(0.144)

Total distributions	$(0.177)	$(0.188)	$(0.193)	$(0.177)	$(0.144)

Net asset value — End of year	$15.910	$14.760	$14.400	$21.750	$18.770

Total Return(2)	9.00%	4.01%	(33.19)%	16.93%	18.92%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$785,050	$745,816	$710,258	$737,940	$529,073
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.16%	1.19%	1.16%	1.16%	1.18	%(5)
Net investment income	0.88%	1.46%	1.20%	1.06%	1.16%
Portfolio Turnover of the Portfolio	35%	82%	84%	14%	26%

(1)	Net investment income per share was computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.005% of average daily net assets for the year ended October 31, 2006).

See notes to financial statements

8

Eaton Vance Tax-Managed Value Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B

	Year Ended October 31,

	2010(1)	2009(1)	2008(1)	2007	2006

Net asset value — Beginning of year	$14.010	$13.530	$20.420	$17.630	$14.970

Income (Loss) From Operations

Net investment income	$0.122	$0.193	$0.091	$0.068	$0.073
Net realized and unrealized gain (loss)	1.131	0.321	(6.958)	2.761	2.618

Total income (loss) from operations	$1.253	$0.514	$(6.867)	$2.829	$2.691

Less Distributions

From net investment income	$(0.144)	$(0.044)	$(0.023)	$(0.039)	$(0.031)

Total distributions	$(0.144)	$(0.044)	$(0.023)	$(0.039)	$(0.031)

Contingent deferred sales charges(1)	$0.011	$0.010	$—	$—	$—

Net asset value — End of year	$15.130	$14.010	$13.530	$20.420	$17.630

Total Return(2)	9.03%	3.92%	(33.67)%	16.07%	18.00%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$29,844	$58,023	$122,001	$248,127	$250,030
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.26%	1.29%	1.89%	1.91%	1.93	%(5)
Net investment income	0.82%	1.56%	0.50%	0.33%	0.44%
Portfolio Turnover of the Portfolio	35%	82%	84%	14%	26%

(1)	Net investment income and contingent deferred sales charges per share were computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.005% of average daily net assets for the year ended October 31, 2006).

See notes to financial statements

9

Eaton Vance Tax-Managed Value Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended October 31,

	2010(1)	2009(1)	2008(1)	2007	2006

Net asset value — Beginning of year	$14.260	$13.870	$20.960	$18.100	$15.370

Income (Loss) From Operations

Net investment income	$0.020	$0.099	$0.087	$0.062	$0.071
Net realized and unrealized gain (loss)	1.158	0.337	(7.143)	2.847	2.694

Total income (loss) from operations	$1.178	$0.436	$(7.056)	$2.909	$2.765

Less Distributions

From net investment income	$(0.068)	$(0.046)	$(0.034)	$(0.049)	$(0.035)

Total distributions	$(0.068)	$(0.046)	$(0.034)	$(0.049)	$(0.035)

Net asset value — End of year	$15.370	$14.260	$13.870	$20.960	$18.100

Total Return(2)	8.27%	3.19%	(33.72)%	16.10%	18.02%

Ratios/Supplemental Data

Net assets, end of year (000’s omitted)	$171,693	$186,734	$218,320	$348,265	$297,473
Ratios (as a percentage of average daily net assets):
Expenses(3)(4)	1.91%	1.94%	1.91%	1.91%	1.93	%(5)
Net investment income	0.13%	0.78%	0.47%	0.32%	0.43%
Portfolio Turnover of the Portfolio	35%	82%	84%	14%	26%

(1)	Net investment income per share was computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(3)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(4)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(5)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.005% of average daily net assets for the year ended October 31, 2006).

See notes to financial statements

10

Eaton Vance Tax-Managed Value Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended October 31,
			Period Ended
	2010	2009	October 31, 2008(1)

Net asset value — Beginning of period	$14.750	$14.410	$20.970

Income (Loss) From Operations

Net investment income(2)	$0.173	$0.205	$0.224
Net realized and unrealized gain (loss)	1.198	0.366	(6.551)

Total income (loss) from operations	$1.371	$0.571	$(6.327)

Less Distributions

From net investment income	$(0.211)	$(0.231)	$(0.233)

Total distributions	$(0.211)	$(0.231)	$(0.233)

Net asset value — End of period	$15.910	$14.750	$14.410

Total Return(3)	9.31%	4.22%	(30.53	)%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$840,923	$538,097	$174,464
Ratios (as a percentage of average daily net assets):
Expenses(5)(6)	0.91%	0.94%	0.91	%(7)
Net investment income	1.11%	1.53%	1.36	%(7)
Portfolio Turnover of the Portfolio	35%	82%	84	%(8)

(1)	For the period from the start of business, November 30, 2007, to October 31, 2008.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	Annualized.

(8)	For the Portfolio’s year ended October 31, 2008.

See notes to financial statements

11

Eaton Vance Tax-Managed Value Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Tax-Managed Value Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Tax-Managed Value Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (93.9% at October 31, 2010). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2010, the Fund, for federal income tax purposes, had a capital loss carryforward of $318,198,783 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016 ($172,768,968) and October 31, 2017 ($145,429,815).

During the year ended October 31, 2010, a capital loss carryforward of $63,641,591 was utilized to offset net realized gains by the Fund.

As of October 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the

12

Eaton Vance Tax-Managed Value Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2010 and October 31, 2009 was as follows:

	Year Ended October 31,
	2010	2009

Distributions declared from:
Ordinary income	$18,499,820	$15,397,041

During the year ended October 31, 2010, accumulated net realized loss was increased by $386,687, accumulated undistributed net investment income was decreased by $187,915 and paid-in capital was increased by $574,602 due to differences between book and tax accounting, primarily for distributions from real estate investment trusts (REITs), foreign currency gain (loss) and investments in partnerships. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$9,962,240
Capital loss carryforward	$(318,198,783)
Net unrealized appreciation	$435,654,326

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, partnership allocations and distributions from REITs.

3   Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2010, the administration fee amounted to $2,600,274. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2010, EVM earned $67,065 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $32,922 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2010. EVD also received distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of

13

Eaton Vance Tax-Managed Value Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2010 amounted to $2,009,214 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. Such payments were discontinued during portions of the year ended October 31, 2010 with respect to Class B. For the year ended October 31, 2010, the Fund paid or accrued to EVD $41,374 and $1,386,013 for Class B and Class C shares, respectively, representing 0.10% and 0.75% of the average daily net assets of Class B and Class C shares, respectively. At October 31, 2010, the amount of Uncovered Distribution Charges of EVD calculated under the Class C Plan was approximately $23,684,000. There were no Uncovered Distribution Charges calculated under the Class B Plan at October 31, 2010.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2010 amounted to $107,676 and $462,005 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2010, the Fund was informed that EVD received approximately $1,000, $36,000 and $6,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively. In addition, $33,190 of CDSCs were paid by Class B shareholders directly to the Fund for days when no Uncovered Distribution Charges existed.

6   Investment Transactions

For the year ended October 31, 2010, increases and decreases in the Fund’s investment in the Portfolio aggregated $338,948,285 and $198,842,972, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2010	2009

Sales	21,338,492	29,818,796
Issued to shareholders electing to receive payments of distributions in Fund shares	459,806	524,527
Redemptions	(24,580,261)	(32,326,321)
Exchange from Class B shares	1,575,660	3,197,865

Net increase (decrease)	(1,206,303)	1,214,867

14

Eaton Vance Tax-Managed Value Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended October 31,
Class B	2010	2009

Sales	68,573	390,397
Issued to shareholders electing to receive payments of distributions in Fund shares	27,680	22,414
Redemptions	(607,516)	(1,916,221)
Exchange to Class A shares	(1,658,155)	(3,372,227)

Net decrease	(2,169,418)	(4,875,637)

	Year Ended October 31,
Class C	2010	2009

Sales	508,724	1,904,736
Issued to shareholders electing to receive payments of distributions in Fund shares	42,866	40,801
Redemptions	(2,472,046)	(4,593,481)

Net decrease	(1,920,456)	(2,647,944)

	Year Ended October 31,
Class I	2010	2009

Sales	32,302,902	36,720,245
Issued to shareholders electing to receive payments of distributions in Fund shares	336,718	130,244
Redemptions	(16,269,666)	(12,477,883)

Net increase	16,369,954	24,372,606

15

Eaton Vance Tax-Managed Value Fund as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Tax-Managed Value Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Tax-Managed Value Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Tax-Managed Value Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 17, 2010

16

Eaton Vance Tax-Managed Value Fund as of October 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income. The Fund designates approximately $32,183,327, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2010 ordinary income dividends, 100% qualifies for the corporate dividends received deduction.

17

Tax-Managed Value Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS

Common Stocks — 98.9%

Security	Shares	Value

Aerospace & Defense — 3.4%

Boeing Co. (The)	175,000	$12,362,000
General Dynamics Corp.	400,000	27,248,000
United Technologies Corp.	360,000	26,917,200

		$66,527,200

Beverages — 1.1%

PepsiCo, Inc.	330,000	$21,549,000

		$21,549,000

Biotechnology — 1.5%

Amgen, Inc.(1)	500,000	$28,595,000

		$28,595,000

Capital Markets — 2.1%

Goldman Sachs Group, Inc. (The)	255,000	$41,042,250

		$41,042,250

Chemicals — 0.7%

Air Products and Chemicals, Inc.	150,000	$12,745,500

		$12,745,500

Commercial Banks — 8.5%

Fifth Third Bancorp	1,650,000	$20,724,000
KeyCorp	2,500,000	20,475,000
PNC Financial Services Group, Inc.	775,000	41,772,500
U.S. Bancorp	1,275,000	30,829,500
Wells Fargo & Co.	1,950,000	50,856,000

		$164,657,000

Commercial Services & Supplies — 0.8%

Waste Management, Inc.(2)	420,000	$15,002,400

		$15,002,400

Communications Equipment — 1.0%

Cisco Systems, Inc.(1)	415,000	$9,474,450
Telefonaktiebolaget LM Ericsson, Class B	1,000,000	10,997,588

		$20,472,038

Computers & Peripherals — 2.6%

Hewlett-Packard Co.	540,000	$22,712,400
International Business Machines Corp.	200,000	28,720,000

		$51,432,400

Consumer Finance — 1.1%

American Express Co.	500,000	$20,730,000

		$20,730,000

Diversified Financial Services — 4.7%

Bank of America Corp.	1,850,000	$21,164,000
Citigroup, Inc.(1)	5,000,000	20,850,000
JPMorgan Chase & Co.	1,300,000	48,919,000

		$90,933,000

Diversified Telecommunication Services — 1.8%

AT&T, Inc.	800,000	$22,800,000
Verizon Communications, Inc.	350,000	11,364,500

		$34,164,500

Electric Utilities — 2.3%

American Electric Power Co., Inc.	250,000	$9,360,000
Entergy Corp.	175,000	13,042,750
Exelon Corp.(2)	300,000	12,246,000
NextEra Energy, Inc.(2)	200,000	11,008,000

		$45,656,750

Food & Staples Retailing — 3.1%

CVS Caremark Corp.	400,000	$12,048,000
Wal-Mart Stores, Inc.	900,000	48,753,000

		$60,801,000

Food Products — 4.3%

Kellogg Co.	400,000	$20,104,000
Kraft Foods, Inc., Class A	625,000	20,168,750
Nestle SA	800,000	43,819,569

		$84,092,319

Health Care Equipment & Supplies — 1.0%

Covidien PLC	490,000	$19,536,300

		$19,536,300

See notes to financial statements

18

Tax-Managed Value Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Health Care Providers & Services — 0.8%

UnitedHealth Group, Inc.	425,000	$15,321,250

		$15,321,250

Hotels, Restaurants & Leisure — 2.8%

Carnival Corp.	375,000	$16,188,750
McDonald’s Corp.	500,000	38,885,000

		$55,073,750

Household Products — 1.2%

Kimberly-Clark Corp.	360,000	$22,802,400

		$22,802,400

Industrial Conglomerates — 2.4%

General Electric Co.	2,225,000	$35,644,500
Tyco International, Ltd.	315,000	12,058,200

		$47,702,700

Insurance — 5.5%

Lincoln National Corp.	780,000	$19,094,400
MetLife, Inc.	915,000	36,901,950
Prudential Financial, Inc.	725,000	38,120,500
Travelers Companies, Inc. (The)	220,000	12,144,000

		$106,260,850

IT Services — 1.6%

Accenture PLC, Class A	250,000	$11,177,500
MasterCard, Inc., Class A	85,000	20,405,100

		$31,582,600

Life Sciences Tools & Services — 0.7%

Thermo Fisher Scientific, Inc.(1)	250,000	$12,855,000

		$12,855,000

Machinery — 1.5%

Caterpillar, Inc.	180,000	$14,148,000
PACCAR, Inc.	300,000	15,378,000

		$29,526,000

Media — 1.5%

Time Warner Cable, Inc.(2)	240,000	$13,888,800
Walt Disney Co. (The)	398,000	14,371,780

		$28,260,580

Metals & Mining — 3.4%

BHP Billiton, Ltd. ADR(2)	325,000	$26,841,750
Freeport-McMoRan Copper & Gold, Inc.	290,000	27,457,200
United States Steel Corp.(2)	300,000	12,837,000

		$67,135,950

Multi-Utilities — 3.2%

Dominion Resources, Inc.	300,000	$13,038,000
PG&E Corp.	325,000	15,541,500
Public Service Enterprise Group, Inc.	550,000	17,792,500
Sempra Energy	300,000	16,044,000

		$62,416,000

Multiline Retail — 1.1%

Target Corp.	400,000	$20,776,000

		$20,776,000

Oil, Gas & Consumable Fuels — 12.7%

Apache Corp.	425,000	$42,933,500
Chevron Corp.	300,000	24,783,000
ConocoPhillips	800,000	47,520,000
Exxon Mobil Corp.	450,000	29,911,500
Hess Corp.	400,000	25,212,000
Occidental Petroleum Corp.	560,000	44,032,800
Peabody Energy Corp.	635,000	33,591,500

		$247,984,300

Pharmaceuticals — 9.1%

Abbott Laboratories	800,000	$41,056,000
Johnson & Johnson	725,000	46,160,750
Merck & Co., Inc.	1,150,000	41,722,000
Pfizer, Inc.	2,825,000	49,155,000

		$178,093,750

See notes to financial statements

19

Tax-Managed Value Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Real Estate Investment Trusts (REITs) — 2.6%

AvalonBay Communities, Inc.(2)	175,000	$18,604,250
Boston Properties, Inc.(2)	150,000	12,928,500
Vornado Realty Trust	220,000	19,225,800

		$50,758,550

Road & Rail — 1.8%

Union Pacific Corp.	395,000	$34,633,600

		$34,633,600

Semiconductors & Semiconductor Equipment — 0.5%

Intel Corp.	525,000	$10,536,750

		$10,536,750

Software — 1.8%

Microsoft Corp.	825,000	$21,978,000
Oracle Corp.	415,000	12,201,000

		$34,179,000

Specialty Retail — 2.8%

Best Buy Co., Inc.(2)	425,000	$18,266,500
Staples, Inc.	600,000	12,282,000
TJX Companies, Inc. (The)	525,000	24,092,250

		$54,640,750

Wireless Telecommunication Services — 1.9%

Rogers Communications, Inc., Class B(2)	650,000	$23,692,500
Vodafone Group PLC ADR	450,000	12,379,500

		$36,072,000

Total Common Stocks
(identified cost $1,448,209,310)		$1,924,548,437

Short-Term Investments — 4.7%

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Collateral Fund, LLC, 0.23%,(3)(4)	$79,174	$79,173,765
Eaton Vance Cash Reserves Fund, LLC, 0.22%,(4)(5)	11,482	11,482,415

Total Short-Term Investments
(identified cost $90,656,180)		$90,656,180

Total Investments — 103.6%
(identified cost $1,538,865,490)		$2,015,204,617

Other Assets, Less Liabilities — (3.6)%		$(69,245,413)

Net Assets — 100.0%		$1,945,959,204

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt

(1)	Non-income producing security.

(2)	All or a portion of this security was on loan at October 31, 2010.

(3)	The amount invested in Eaton Vance Cash Collateral Fund, LLC represents cash collateral received for securities on loan at October 31, 2010. Other Assets, Less Liabilities includes an equal and offsetting liability of the Portfolio to repay collateral amounts upon the return of loaned securities.

(4)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2010.

(5)	Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio, an affiliated investment company, for the year ended October 31, 2010 was $58,160 and $0, respectively.

See notes to financial statements

20

Tax-Managed Value Portfolio as of October 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2010

Assets

Unaffiliated investments, at value including $77,901,033 of securities on loan (identified cost, $1,448,209,310)	$1,924,548,437
Affiliated investments, at value (identified cost, $90,656,180)	90,656,180
Dividends receivable	2,198,867
Interest receivable from affiliated investment	7,713
Receivable for investments sold	7,824,549
Securities lending income receivable	9,261
Tax reclaims receivable	1,158,947

Total assets	$2,026,403,954

Liabilities

Collateral for securities loaned	$79,173,765
Payable to affiliates:
Investment adviser fee	1,052,765
Trustees’ fees	4,208
Accrued expenses	214,012

Total liabilities	$80,444,750

Net Assets applicable to investors’ interest in Portfolio	$1,945,959,204

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$1,469,476,130
Net unrealized appreciation	476,483,074

Total	$1,945,959,204

Statement of Operations

For the Year Ended
October 31, 2010

Investment Income

Dividends (net of foreign taxes, $355,951)	$37,528,938
Securities lending income, net	114,919
Interest allocated from affiliated investments	75,666
Expenses allocated from affiliated investments	(17,506)

Total investment income	$37,702,017

Expenses

Investment adviser fee	$11,475,769
Trustees’ fees and expenses	50,500
Custodian fee	386,023
Legal and accounting services	88,007
Miscellaneous	56,880

Total expenses	$12,057,179

Deduct —
Reduction of custodian fee	$42

Total expense reductions	$42

Net expenses	$12,057,137

Net investment income	$25,644,880

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$68,800,865
Investment transactions allocated from affiliated investments	(80,250)
Foreign currency transactions	(11,265)

Net realized gain	$68,709,350

Change in unrealized appreciation (depreciation) —
Investments	$72,096,591
Foreign currency	50,831

Net change in unrealized appreciation (depreciation)	$72,147,422

Net realized and unrealized gain	$140,856,772

Net increase in net assets from operations	$166,501,652

See notes to financial statements

21

Tax-Managed Value Portfolio as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2010	October 31, 2009

From operations —
Net investment income	$25,644,880	$28,099,576
Net realized gain (loss) from investment and foreign currency transactions and capital gain distributions received	68,709,350	(158,981,606)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	72,147,422	241,982,084

Net increase in net assets from operations	$166,501,652	$111,100,054

Capital transactions —
Contributions	$339,288,586	$643,314,732
Withdrawals	(209,156,623)	(462,369,238)

Net increase in net assets from capital transactions	$130,131,963	$180,945,494

Net increase in net assets	$296,633,615	$292,045,548

Net Assets

At beginning of year	$1,649,325,589	$1,357,280,041

At end of year	$1,945,959,204	$1,649,325,589

See notes to financial statements

22

Tax-Managed Value Portfolio as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended October 31,

	2010	2009	2008	2007	2006

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses(1)	0.65%	0.67%	0.66%	0.66%	0.67	%(2)
Net investment income	1.38%	1.96%	1.71%	1.56%	1.67%
Portfolio Turnover	35%	82%	84%	14%	26%

Total Return	9.55%	4.55%	(32.85)%	17.51%	19.53%

Net assets, end of year (000’s omitted)	$1,945,959	$1,649,326	$1,357,280	$1,521,164	$1,212,996

(1)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(2)	The investment adviser waived a portion of its investment adviser fee (equal to less than 0.005% of average daily net assets for the year ended October 31, 2006).

See notes to financial statements

23

Tax-Managed Value Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Tax-Managed Value Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to achieve long-term, after-tax returns by investing in a diversified portfolio of value stocks. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2010, Eaton Vance Tax-Managed Value Fund and Eaton Vance Tax-Managed Equity Asset Allocation Fund held an interest of 93.9% and 6.1%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund) and Eaton Vance Cash Collateral Fund, LLC (Cash Collateral Fund), affiliated investment companies managed by Eaton Vance Management (EVM). Cash Reserves Fund and Cash Collateral Fund generally value their investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund and Cash Collateral Fund may value their investment securities based on available market quotations provided by a third party pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and

24

Tax-Managed Value Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.65% of the Portfolio’s average daily net assets up to $500 million, 0.625% from $500 million up to $1 billion, 0.600% from $1 billion up to $2 billion and at reduced rates on daily net assets of $2 billion or more, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. Prior to its liquidation in February 2010, the portion of the adviser fee payable by Cash Management Portfolio, an affiliated investment company, on the Portfolio’s investment of cash therein was credited against the Portfolio’s investment adviser fee. The Portfolio currently invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2010, the Portfolio’s investment adviser fee totaled $11,488,208 of which $12,439 was allocated from Cash Management Portfolio and $11,475,769 was paid or accrued directly by the Portfolio. For the year ended

25

Tax-Managed Value Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

October 31, 2010, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management Portfolio, was 0.62% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $788,733,176 and $637,165,447, respectively, for the year ended October 31, 2010.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,544,122,806

Gross unrealized appreciation	$473,068,654
Gross unrealized depreciation	(1,986,843)

Net unrealized appreciation	$471,081,811

The net unrealized appreciation on foreign currency transactions at October 31, 2010 on a federal income tax basis was $143,947.

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the year ended October 31, 2010.

6   Securities Lending Agreement

The Portfolio has established a securities lending agreement with SSBT as securities lending agent in which the Portfolio lends portfolio securities to qualified borrowers in exchange for collateral consisting of either cash or U.S. Government securities in an amount at least equal to the market value of the securities on loan. Cash collateral is invested in Cash Collateral Fund. The Portfolio earns interest on the amount invested in Cash Collateral Fund but it must pay (and at times receive from) the broker a loan rebate fee computed as a varying percentage of the collateral received. The net loan rebate fee received by the Portfolio amounted to $11,950 for the year ended October 31, 2010. At October 31, 2010, the value of the securities loaned and the value of the collateral received amounted to $77,901,033 and $79,173,765, respectively. In the event of counterparty default, the Portfolio is subject to potential loss if it is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears risk in the event that invested collateral is not sufficient to meet its obligations due on loans.

7   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2010, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

26

Tax-Managed Value Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Consumer Discretionary	$158,751,080	$—		$—	$158,751,080
Consumer Staples	145,425,150	43,819,569		—	189,244,719
Energy	247,984,300	—		—	247,984,300
Financials	474,381,650	—		—	474,381,650
Health Care	254,401,300	—		—	254,401,300
Industrials	193,391,900	—		—	193,391,900
Information Technology	137,205,200	10,997,588		—	148,202,788
Materials	79,881,450	—		—	79,881,450
Telecommunication Services	70,236,500	—		—	70,236,500
Utilities	108,072,750	—		—	108,072,750

Total Common Stocks	$1,869,731,280	$54,817,157	*	$—	$1,924,548,437

Short-Term Investments	$—	$90,656,180		$—	$90,656,180

Total Investments	$1,869,731,280	$145,473,337		$—	$2,015,204,617

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The Portfolio held no investments or other financial instruments as of October 31, 2009 whose fair value was determined using Level 3 inputs.

27

Tax-Managed Value Portfolio as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Tax-Managed Value Portfolio:
We have audited the accompanying statement of assets and liabilities of Tax-Managed Value Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Tax-Managed Value Portfolio as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 17, 2010

28

Eaton Vance Tax-Managed Value Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

29

Eaton Vance Tax-Managed Value Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Tax-Managed Value Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Tax-Managed Value Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including the fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio, including recent changes to such personnel. The Board specifically noted the Adviser’s in-house equity research capabilities and experience managing funds that seek to maximize after-tax returns. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

30

Eaton Vance Tax-Managed Value Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three- and five-year periods ended September 30, 2009 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the fund complex level.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio, the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Portfolio and the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund and Portfolio to continue to share such benefits equitably.

31

Eaton Vance Tax-Managed Value Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Tax-Managed Value Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVM. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 184 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	184	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	184	None

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	184	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Since 2003	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	184	None

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	184	None

32

Eaton Vance Tax-Managed Value Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	184	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2001	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	184	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	184	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

William H. Ahern, Jr. 1959	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

John R. Baur 1970	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 37 registered investment companies managed by EVM or BMR.

Matthew F. Beaudry 1962	Vice President of the Portfolio	Since 2009	Vice President of EVM and BMR since 2006. Previously, Senior Vice President, Alliance Bernstein Investment Research and Management (2000-2006). Officer of 2 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 1967	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Officer of 49 registered investment companies managed by EVM or BMR.

Michael A. Cirami 1975	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 1963	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 96 registered investment companies managed by EVM or BMR.

John H. Croft 1962	Vice President of the Trust	Since 2010	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

33

Eaton Vance Tax-Managed Value Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

John D. Crowley 1971	Vice President of the Portfolio	Since 2009	Vice President of EVM and BMR. Officer of 2 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 1972	Vice President of the Trust	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Christine M. Johnston 1972	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Stephen J. Kaszynski 1954	Vice President of the Portfolio	Since 2009	Vice President of EVM and BMR since 2008. Previously, Managing Director and Head of U.S. Equities for Credit Suisse Asset Management, as well as the lead portfolio manager of a Credit Suisse fund (2004-2007). Officer of 2 registered investment companies managed by EVM or BMR.

Aamer Khan 1960	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas H. Luster 1962	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Michael R. Mach 1947	Vice President of the Portfolio	Since 2001	Vice President of EVM and BMR. Officer of 21 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 1961	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 33 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 1957	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2001 and President of the Portfolio since 2002	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Judith A. Saryan 1954	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Susan Schiff 1961	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Thomas Seto 1962	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

David M. Stein 1951	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

Eric A. Stein 1980	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Originally joined EVM in July 2002. Prior to re-joining EVM in September 2008, Mr. Stein worked at the Federal Reserve Bank of New York (2007-2008) and attended business school in Chicago, Illinois. Officer of 34 registered investment companies managed by EVM or BMR.

Dan R. Strelow 1959	Vice President of the Trust	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 33 registered investment companies managed by EVM or BMR.

Mark S. Venezia 1949	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Adam A. Weigold 1975	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 73 registered investment companies managed by EVM or BMR.

34

Eaton Vance Tax-Managed Value Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Fund (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

35

This Page Intentionally Left Blank

Investment Adviser of Tax-Managed Value Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Tax-Managed Value Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Tax-Managed Value Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus, if available. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus, if available, contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

501-12/10	TVSRC

Eaton Vance
Investment Managers

Annual Report October 31, 2010

EATON VANCE FLOATING-RATE ADVANTAGE FUND

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
Scott H. Page, CFA
Co-Portfolio Manager
Craig P. Russ
Co-Portfolio Manager
•	The bank loan market continued to recover from its 2008 lows for most of the 12-month period ending October 31, 2010. In spite of a small negative return during the April-June quarter, the market, as measured by the S&P/LSTA Leveraged Loan Index[1] (the Index), produced double-digit performance for the year. The market’s recovery was driven by stronger demand and greater liquidity in the marketplace, along with improved corporate fundamentals.
•	The market’s healthier tone was attributed to receding fears over deflation and a possible double-dip recession in the U.S. As a result, investors in search of yield began to take on incremental credit risk, evidenced by improved inflows into high-yield bond and bank loan mutual funds. These greater inflows led to more robust demand in the secondary market, as well as increased refinancing activity, bond-for-loan takeouts, and a general improvement in the overall tone of the market—all of which contributed to tighter credit spreads and higher prices for bank loans. Importantly, and in contrast to other fixed-income sectors, bank loan credit spreads remained above their historical average levels over the London Interbank Offered Rate (LIBOR).
•	Bank loan issuer fundamentals, which have been improving for the past several quarters, continued this trend into the latter months of the fiscal year. Corporate operating earnings growth was up 12.1% in the second calendar quarter of 2010 for public filers in the Index—the fourth consecutive quarter of such increases. Ratings downgrades and new defaults have also diminished to more modest levels, providing additional evidence of fundamental improvements. We believe default rates will continue to decline moderately as older defaults fall off of the rolling 12-month figures and are replaced by fewer new defaults.
Management Discussion
•	The Fund’s2 investment objective is to provide a high level of current income. The Fund invests primarily in senior floating-rate loans of domestic and foreign borrowers. The Fund utilizes leverage to acquire additional income-producing investments. In managing the Fund, the investment adviser seeks to invest in a portfolio of senior loans that it believes will be less volatile over time than the general loan market.
•	The Fund’s investments included 392 borrowers in 37 industries as of October 31, 2010, with an average loan representing 0.24% of total investments, and no industry constituted more than 11% of total investments. Health care, cable and satellite television, and business equipment and services were among the top industry weightings. The Fund’s loans were primarily senior, secured loans to companies with average revenues exceeding $1 billion.
•	Management’s use of leverage was a significant factor in the Fund’s outperformance of the Index, as its loans acquired with borrowings were bolstered by

Total Return Performance
10/31/09 – 10/31/10

Advisers Class[3]	13.65%
Class A3	13.64
Class B3	13.23
Class C3	13.16
Class I3	13.91
S&P/LSTA Leveraged Loan Index[1]	11.91
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index. The Index’s total return reflects changes in value of the loans constituting the Index and accrual of interest and does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the loans represented in the Index.

[2]	The Fund currently invests in a separately registered investment company, Senior Debt Portfolio (the Portfolio), with the same investment objective and policies as the Fund. References to investments and borrowings are to the Portfolio’s holdings and borrowings.

[3]	These returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, the performance would be lower. Advisers Class and Class I shares are offered to investors at net asset value. During the period, Advisers Class, Class A and Class I shares were subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of purchase. Effective January 1, 2011, Advisers Class, Class A and Class I shares will no longer be subject to a redemption fee.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
generally strong conditions in the credit markets during the year. Use of leverage creates an opportunity for added return but at the same time creates special risks (including the likelihood of greater volatility of net asset value).
•	During the period, the Fund continued to maintain smaller allocations to very large lower-quality loans—notably, some significant issues that came to market in 2007—than did the Index. This under-weighting detracted from performance because the price of these issues rallied more than the overall market as investors sought higher discount opportunities. The Fund’s lower allocation to B-rated loans, which rallied the most after the May/June volatility, also detracted from relative performance during the summer months, as did an underweight to CCC-rated loans earlier in the year. In addition, the Fund’s investments in European loans contributed positively to its performance during the period.

•	We continue to believe that the Fund is well positioned for the current market environment. The Fund invests broadly across the floating-rate loan market, providing shareholders with diversified exposure to the asset class.* The cornerstones of the Fund’s investment approach have always been—and continue to be—bottom-up credit research and dedication to diversification. This approach helps the Fund seek lower volatility relative to the overall loan market, while helping to contain risk in difficult credit environments.

*	Diversification neither assures a profit nor guarantees against loss.
Portfolio Composition
Top 10 Holdings1
By total investments

UPC Broadband Holding B.V.	1.4%
Community Health Systems, Inc.	1.3
Intelsat Corp.	1.2
Georgia-Pacific Corp.	1.2
SunGard Data Systems, Inc.	1.1
Aramark Corp.	1.1
Charter Communications Operating, LLC	1.1
Rite Aid Corp.	1.0
HCA, Inc.	1.0
LPL Holdings, Inc.	1.0

[1]	Top 10 Holdings represented 11.4% of the Portfolio’s total investments as of 10/31/10.
Top Five Industries2
By total investments

Health Care	11.0%
Cable and Satellite Television	8.1
Business Equipment and Services	7.6
Chemicals and Plastics	5.9
Publishing	4.7

[2]	As of 10/31/10. Industries are shown as a percentage of the Portfolio’s total investments.
Credit Quality Ratings for
Total Loan Investments3
By total loan investments

Baa	2.4%
Ba	48.3
B	32.6
Ca	0.3
Caa	3.0
Defaulted	0.6
Non-Rated	12.7

[3]	Reflects the Portfolio’s total loan investments as of 10/31/10. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Portfolio’s current or future investments and may change due to active management.

2

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2010
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class B of the Fund with that of the S&P/LSTA Leveraged Loan Index, an unmanaged index of the institutional leveraged loan market. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class B of the Fund and the S&P/LSTA Leveraged Loan Index. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Performance1

	Advisers
	Class	Class A	Class B	Class C	Class I
Share Class Symbol	EVFAX	EAFAX	EBFAX	ECFAX	EIFAX

Average Annual Total Returns (at net asset value)
One Year	13.65%	13.64%	13.23%	13.16%	13.91%
Five Years	N.A.	N.A.	4.32	N.A.	N.A.
10 Years	N.A.	N.A.	4.05	N.A.	N.A.
Life of Fund†	8.40	8.40	5.54	7.90	8.66
SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	13.65%	11.07%	10.23%	12.16%	13.91%
Five Years	N.A.	N.A.	4.32	N.A.	N.A.
10 Years	N.A.	N.A.	4.05	N.A.	N.A.
Life of Fund†	8.40	7.47	5.54	7.90	8.66

†	Inception Dates: — Advisers Class: 3/15/08; Class A: 3/17/08; Class B: 8/4/89; Class C: 3/15/08; Class I: 3/15/08.

[1]	Average Annual Total Returns do not include the 2.25% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B or Class C shares. If sales charges were deducted, the performance would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 2.25% sales charge. Advisers Class and Class I shares are offered at net asset value. SEC Average Annual Total Returns for Class B reflect applicable CDSC based on the following schedule: 3% — 1st year; 2.5% — 2nd year; 2% — 3rd year; 1% — 4th year. 1-year SEC returns for Class C reflect 1% CDSC. During the period, Advisers Class, Class A and Class I shares were subject to a 1% redemption fee if redeemed or exchanged within 90 days of the settlement of purchase. Effective January 1, 2011, Advisers Class, Class A and Class I shares will no longer be subject to a redemption fee. Performance for periods prior to 3/15/08 reflects performance of Eaton Vance Prime Rate Reserves. The Fund is the successor to Eaton Vance Prime Rate Reserves.

Total Annual	Advisers
Operating Expenses [2]	Class	Class A	Class B	Class C	Class I

Expense Ratio	2.61%	2.61%	2.96%	3.11%	2.36%

[2]	From the Fund’s prospectus dated 3/1/10.

*	Source: Lipper Inc. Class B of the Fund commenced operations on 8/4/89. A $10,000 hypothetical investment at net asset value in Advisers Class on 3/15/08 (commencement of operations), Class A on 3/17/08 (commencement of operations), Class C on 3/15/08 (commencement of operations) and Class I on 3/15/08 (commencement of operations) would have been valued at $12,359, $12,359 ($12,081 including maximum sales charge), $12,208 and $12,437, respectively, on 10/31/10. It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 – October 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Floating-Rate Advantage Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/10)	(10/31/10)	(5/1/10 – 10/31/10)

Actual
Advisers Class	$1,000.00	$1,024.20	$8.47
Class A	$1,000.00	$1,023.20	$8.41
Class B	$1,000.00	$1,021.40	$10.09
Class C	$1,000.00	$1,021.00	$10.95
Class I	$1,000.00	$1,024.50	$7.40

Hypothetical
(5% return per year before expenses)
Advisers Class	$1,000.00	$1,016.80	$8.44
Class A	$1,000.00	$1,016.90	$8.39
Class B	$1,000.00	$1,015.20	$10.06
Class C	$1,000.00	$1,014.40	$10.92
Class I	$1,000.00	$1,017.90	$7.38

*	Expenses are equal to the Fund’s annualized expense ratio of 1.66% for Advisers Class shares, 1.65% for Class A shares, 1.98% for Class B shares, 2.15% for Class C shares and 1.45% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2010. The Example reflects the expenses of both the Fund and the Portfolio.

4

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2010

Assets

Investment in Senior Debt Portfolio, at value (identified cost, $1,380,407,515)	$1,347,695,149
Receivable for Fund shares sold	2,622,289

Total assets	$1,350,317,438

Liabilities

Payable for Fund shares redeemed	$2,202,559
Distributions payable	1,884,907
Payable to affiliates:
Distribution and service fees	543,319
Administration fee	112,673
Trustees’ fees	42
Accrued expenses	268,563

Total liabilities	$5,012,063

Net Assets	$1,345,305,375

Sources of Net Assets

Paid-in capital	$1,675,135,379
Accumulated net realized loss from Portfolio	(302,544,787)
Accumulated undistributed net investment income	5,427,149
Net unrealized depreciation from Portfolio	(32,712,366)

Total	$1,345,305,375

Advisers Class Shares

Net Assets	$40,840,573
Shares Outstanding	3,821,051
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.69

Class A Shares

Net Assets	$556,631,445
Shares Outstanding	52,067,831
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.69
Maximum Offering Price Per Share
(100 ÷ 97.75 of net asset value per share)	$10.94

Class B Shares

Net Assets	$101,395,336
Shares Outstanding	9,465,233
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.71

Class C Shares

Net Assets	$583,682,919
Shares Outstanding	54,665,551
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.68

Class I Shares

Net Assets	$62,755,102
Shares Outstanding	5,869,194
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.69

On sales of $100,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2010

Investment Income

Interest allocated from Portfolio	$83,829,739
Expenses allocated from Portfolio	(16,669,199)

Total investment income from Portfolio	$67,160,540

Expenses

Administration fee	$1,300,834
Distribution and service fees
Advisers Class	94,589
Class A	1,356,055
Class B	669,523
Class C	4,240,895
Trustees’ fees and expenses	500
Custodian fee	29,645
Transfer and dividend disbursing agent fees	1,072,096
Legal and accounting services	39,768
Printing and postage	137,994
Registration fees	80,022
Miscellaneous	20,587

Total expenses	$9,042,508

Net investment income	$58,118,032

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$(42,642,168)
Foreign currency and forward foreign currency exchange contract transactions	9,917,867

Net realized loss	$(32,724,301)

Change in unrealized appreciation (depreciation) —
Investments	$139,200,994
Foreign currency and forward foreign currency exchange contracts	(2,192,229)

Net change in unrealized appreciation (depreciation)	$137,008,765

Net realized and unrealized gain	$104,284,464

Net increase in net assets from operations	$162,402,496

See notes to financial statements

5

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2010	October 31, 2009

From operations —
Net investment income	$58,118,032	$56,355,812
Net realized loss from investment, foreign currency and forward foreign currency exchange contract transactions	(32,724,301)	(139,173,601)
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	137,008,765	431,917,133

Net increase in net assets from operations	$162,402,496	$349,099,344

Distributions to shareholders —
From net investment income
Advisers Class	$(1,962,379)	$(1,628,046)
Class A	(28,360,368)	(23,864,460)
Class B	(5,479,138)	(6,295,340)
Class C	(27,102,863)	(23,489,681)
Class I	(2,329,653)	(824,669)

Total distributions to shareholders	$(65,234,401)	$(56,102,196)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Advisers Class	$14,293,240	$14,369,337
Class A	40,242,694	21,758,243
Class B	6,146,819	2,477,558
Class C	57,511,710	21,836,541
Class I	48,639,847	7,819,465
Net asset value of shares issued to shareholders in payment of distributions declared
Advisers Class	1,615,526	1,361,149
Class A	17,754,305	14,024,682
Class B	3,588,530	3,831,567
Class C	19,955,541	16,768,425
Class I	1,061,130	349,645
Cost of shares redeemed
Advisers Class	(11,955,686)	(18,417,318)
Class A	(83,515,835)	(104,408,032)
Class B	(25,000,461)	(35,418,922)
Class C	(86,692,486)	(100,839,722)
Class I	(14,360,701)	(1,205,437)
Net asset value of shares exchanged
Class A	13,179,521	29,897,621
Class B	(13,179,521)	(29,897,621)
Redemption fees	50,370	8,137

Net decrease in net assets from Fund share transactions	$(10,665,457)	$(155,684,682)

Net increase in net assets	$86,502,638	$137,312,466

	Year Ended	Year Ended
Net Assets	October 31, 2010	October 31, 2009

At beginning of year	$1,258,802,737	$1,121,490,271

At end of year	$1,345,305,375	$1,258,802,737

Accumulated undistributed net investment income included in net assets

At end of year	$5,427,149	$6,325,457

See notes to financial statements

6

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Advisers Class

	Year Ended October 31,
			Period Ended
	2010	2009	October 31, 2008(1)

Net asset value — Beginning of period	$9.910	$7.620	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.487	$0.435	$0.395
Net realized and unrealized gain (loss)	0.834	2.289	(2.405)

Total income (loss) from operations	$1.321	$2.724	$(2.010)

Less Distributions

From net investment income	$(0.541)	$(0.434)	$(0.330)
From net realized gain	—	—	(0.040)

Total distributions	$(0.541)	$(0.434)	$(0.370)

Redemption fees(2)	$0.000 (3)	$0.000 (3)	$—

Net asset value — End of period	$10.690	$9.910	$7.620

Total Return(4)	13.65%	37.38%	(20.84	)%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$40,841	$34,173	$27,960
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(6)(7)	1.18%	1.29%	1.17	%(8)
Interest and fee expense(6)	0.56%	1.32%	0.96	%(8)
Total expenses(6)	1.74%	2.61%	2.13	%(8)
Net investment income	4.69%	5.36%	6.25	%(8)
Portfolio Turnover of the Portfolio	37%	32%	7	%(9)

(1)	Class commenced operations on March 15, 2008.

(2)	Computed using average shares outstanding.

(3)	Rounds to less than $0.001.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Not annualized.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

(9)	For the Portfolio’s year ended October 31, 2008.

See notes to financial statements

7

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended October 31,
			Period Ended
	2010	2009	October 31, 2008(1)

Net asset value — Beginning of period	$9.910	$7.610	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.488	$0.439	$0.388
Net realized and unrealized gain (loss)	0.833	2.294	(2.408)

Total income (loss) from operations	$1.321	$2.733	$(2.020)

Less Distributions

From net investment income	$(0.541)	$(0.433)	$(0.330)
Tax return of capital	—	—	(0.040)

Total distributions	$(0.541)	$(0.433)	$(0.370)

Redemption fees(2)	$0.000 (3)	$0.000 (3)	$—

Net asset value — End of period	$10.690	$9.910	$7.610

Total Return(4)	13.64%	37.56%	(20.94	)%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$556,631	$528,054	$444,144
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(6)(7)	1.18%	1.29%	1.16	%(8)
Interest and fee expense(6)	0.56%	1.32%	0.97	%(8)
Total expenses(6)	1.74%	2.61%	2.13	%(8)
Net investment income	4.71%	5.42%	6.23	%(8)
Portfolio Turnover of the Portfolio	37%	32%	7	%(9)

(1)	Class commenced operations on March 17, 2008.

(2)	Computed using average shares outstanding.

(3)	Rounds to less than $0.001.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Not annualized.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

(9)	For the Portfolio’s year ended October 31, 2008.

See notes to financial statements

8

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class B(1)

	Year Ended October 31,					Year Ended November 30,
				Period Ended
	2010	2009	2008	October 31, 2007(2)		2006	2005

Net asset value — Beginning of period	$9.930	$7.630	$11.180	$11.500		$11.500	$11.490

Income (Loss) From Operations

Net investment income(3)	$0.452	$0.426	$0.662	$0.670		$0.667	$0.481
Net realized and unrealized gain (loss)	0.834	2.279	(3.601)	(0.307)		0.008	0.014

Total income (loss) from operations	$1.286	$2.705	$(2.939)	$0.363		$0.675	$0.495

Less Distributions

From net investment income	$(0.506)	$(0.405)	$(0.545)	$(0.683)		$(0.675)	$(0.485)
Tax return of capital	—	—	(0.066)	—		—	—

Total distributions	$(0.506)	$(0.405)	$(0.611)	$(0.683)		$(0.675)	$(0.485)

Redemption fees(3)	$0.000 (4)	$0.000 (4)	$—	$—		$—	$—

Net asset value — End of period	$10.710	$9.930	$7.630	$11.180		$11.500	$11.500

Total Return(5)	13.23%	36.99%	(27.45)%	3.23	%(6)	6.02%	4.41%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$101,395	$121,236	$151,321	$1,158,834		$1,273,866	$1,428,366
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(7)(8)	1.53%	1.64%	1.51%	1.40	%(9)	1.32%	1.33%
Interest and fee expense(7)	0.56%	1.32%	1.02%	0.70	%(9)	0.01%	0.00	%(10)
Total expenses(7)	2.09%	2.96%	2.53%	2.10	%(9)	1.33%	1.33%
Net investment income	4.36%	5.34%	6.37%	6.39	%(9)	5.79%	4.18%
Portfolio Turnover of the Portfolio	37%	32%	7%	55	%(6)	51%	65%

(1)	Information prior to the close of business on March 14, 2008 reflects the historical financial results of Eaton Vance Prime Rate Reserves prior to its reorganization.

(2)	For the eleven months ended October 31, 2007.

(3)	Computed using average shares outstanding.

(4)	Rounds to less than $0.001.

(5)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(6)	Not annualized.

(7)	Includes the Fund’s share of the Portfolios’ allocated expenses.

(8)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(9)	Annualized.

(10)	Represents less than 0.01%

See notes to financial statements

9

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended October 31,
			Period Ended
	2010	2009	October 31, 2008(1)

Net asset value — Beginning of period	$9.900	$7.620	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.435	$0.399	$0.362
Net realized and unrealized gain (loss)	0.840	2.280	(2.400)

Total income (loss) from operations	$1.275	$2.679	$(2.038)

Less Distributions

From net investment income	$(0.495)	$(0.399)	$(0.305)
Tax return of capital	—	—	(0.037)

Total distributions	$(0.495)	$(0.399)	$(0.342)

Redemption fees(2)	$0.000 (3)	$0.000 (3)	$—

Net asset value — End of period	$10.680	$9.900	$7.620

Total Return(4)	13.16%	36.67%	(21.06	)%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$583,683	$550,652	$484,551
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(6)(7)	1.68%	1.79%	1.68	%(8)
Interest and fee expense(6)	0.56%	1.32%	0.96	%(8)
Total expenses(6)	2.24%	3.11%	2.64	%(8)
Net investment income	4.21%	4.95%	5.74	%(8)
Portfolio Turnover of the Portfolio	37%	32%	7	%(9)

(1)	Class commenced operations on March 15, 2008.

(2)	Computed using average shares outstanding.

(3)	Rounds to less than $0.001.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Not annualized.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

(9)	For the Portfolio’s year ended October 31, 2008.

See notes to financial statements

10

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended October 31,
			Period Ended
	2010	2009	October 31, 2008(1)

Net asset value — Beginning of period	$9.910	$7.620	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.513	$0.461	$0.412
Net realized and unrealized gain (loss)	0.833	2.282	(2.407)

Total income (loss) from operations	$1.346	$2.743	$(1.995)

Less Distributions

From net investment income	$(0.566)	$(0.453)	$(0.344)
Tax return of capital	—	—	(0.041)

Total distributions	$(0.566)	$(0.453)	$(0.385)

Redemption fees(2)	$0.000 (3)	$0.000 (3)	$—

Net asset value — End of period	$10.690	$9.910	$7.620

Total Return(4)	13.91%	37.70%	(20.71	)%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$62,755	$24,688	$13,515
Ratios (as a percentage of average daily net assets):
Expenses excluding interest and fees(6)(7)	0.93%	1.04%	0.92	%(8)
Interest and fee expense(6)	0.56%	1.32%	0.96	%(8)
Total expenses(6)	1.49%	2.36%	1.88	%(8)
Net investment income	4.94%	5.65%	6.51	%(8)
Portfolio Turnover of the Portfolio	37%	32%	7	%(9)

(1)	Class commenced operations on March 15, 2008.

(2)	Computed using average shares outstanding.

(3)	Rounds to less than $0.001.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Not annualized.

(6)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

(9)	For the Portfolio’s year ended October 31, 2008.

See notes to financial statements

11

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Floating-Rate Advantage Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund offers five classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). The Advisers Class and Class I shares are generally sold at net asset value and are not subject to a sales charge. Class B shares automatically convert to Class A shares eight years after their purchase as described in the Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Senior Debt Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.9% at October 31, 2010). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

At October 31, 2010, the Fund, for federal income tax purposes, had a capital loss carryforward of $305,569,032 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2011 ($86,475,719), October 31, 2012 ($774,702), October 31, 2013 ($704,819), October 31, 2015 ($14,497,995), October 31, 2016 ($124,652,882), October 31, 2017 ($50,458,629) and October 31, 2018 ($28,004,286).

As of October 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s and Predecessor Fund’s federal tax returns filed in the 3-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the

12

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Redemption Fees — Upon the redemption or exchange of shares by Advisers Class, Class A and Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

I  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2010 and October 31, 2009 was as follows:

	Year Ended October 31,
	2010	2009

Distributions declared from:
Ordinary income	$65,234,401	$56,102,196

During the year ended October 31, 2010, accumulated net realized loss was decreased by $159,620,154, distributions in excess of net investment income was decreased by $6,218,061 and paid-in capital was decreased by $165,838,215 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for mixed straddles, defaulted bond interest, foreign currency gain (loss) and swap contracts. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$7,611,783
Capital loss carryforward	$(305,569,032)
Net unrealized depreciation	$(29,987,848)
Other temporary differences	$(1,884,907)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, defaulted bond interest, partnership allocations, swap contracts and the timing of recognizing distributions to shareholders.

3   Transactions with Affiliates

The administration fee is earned by Eaton Vance Management (EVM) as compensation for administrative services rendered to the Fund. The fee is computed at an annual rate of 0.10% of the Fund’s average daily net assets. For the year ended October 31, 2010, the administration fee amounted to $1,300,834. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2010, EVM earned $59,279 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $30,935 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2010. EVD also received

13

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

distribution and service fees from Advisers Class, Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for the Advisers Class shares and Class A shares (Advisers/Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Advisers/Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Advisers Class and Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2010 amounted to $94,589 for Advisers Class shares and $1,356,055 for Class A shares.

The Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require the Fund to pay EVD amounts equal to 0.40% and 0.60% per annum of its average daily net assets attributable to Class B and Class C shares, respectively, for providing ongoing distribution services and facilities to the Fund. For the year ended October 31, 2010, the Fund paid or accrued to EVD $446,349 and $3,392,716 for Class B and Class C shares, respectively, representing 0.40% and 0.60% of the average daily net assets of Class B and Class C shares, respectively.

The Class B and Class C Plans also authorize the Fund to make payments of service fees to EVD, financial intermediaries and other persons in amounts not exceeding 0.20% and 0.15% per annum of its average daily net assets attributable to Class B and Class C shares, respectively. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD. Service fees paid or accrued for the year ended October 31, 2010 amounted to $223,174 and $848,179 for Class B and Class C shares, respectively.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within four years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. The CDSC for Class B shares is imposed at declining rates that begin at 3% in the case of redemptions in the first year of purchase, declining to 2.5% in the second year, 2.0% in the third year, 1.0% in the fourth year and 0.0% thereafter. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. For the year ended October 31, 2010, the Fund was informed that EVD received approximately $8,000, $63,000 and $28,000 of CDSCs paid by Class A, Class B and Class C shareholders, respectively.

6   Investment Transactions

For the year ended October 31, 2010, increases and decreases in the Fund’s investment in the Portfolio aggregated $31,692,604 and $118,970,455, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Advisers Class	2010	2009

Sales	1,365,208	1,907,661
Issued to shareholders electing to receive payments of distributions in Fund shares	156,185	172,765
Redemptions	(1,149,338)	(2,301,200)

Net increase (decrease)	372,055	(220,774)

	Year Ended October 31,
Class A	2010	2009

Sales	3,846,441	2,726,527
Issued to shareholders electing to receive payments of distributions in Fund shares	1,715,247	1,774,842
Redemptions	(8,063,481)	(13,344,727)
Exchange from Class B shares	1,279,858	3,802,947

Net decrease	(1,221,935)	(5,040,411)

14

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

	Year Ended October 31,
Class B	2010	2009

Sales	589,635	313,698
Issued to shareholders electing to receive payments of distributions in Fund shares	346,647	493,338
Redemptions	(2,404,614)	(4,620,022)
Exchange to Class A shares	(1,277,877)	(3,813,237)

Net decrease	(2,746,209)	(7,626,223)

	Year Ended October 31,
Class C	2010	2009

Sales	5,520,744	2,785,138
Issued to shareholders electing to receive payments of distributions in Fund shares	1,930,248	2,138,813
Redemptions	(8,387,937)	(12,947,770)

Net decrease	(936,945)	(8,023,819)

	Year Ended October 31,
Class I	2010	2009

Sales	4,661,270	823,912
Issued to shareholders electing to receive payments of distributions in Fund shares	101,769	44,200
Redemptions	(1,384,046)	(151,250)

Net increase	3,378,993	716,862

For the years ended October 31, 2010 and October 31, 2009, the Fund received $50,370 and $8,137, respectively, in redemption fees.

15

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Floating-Rate Advantage Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Advantage Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust) as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate Advantage Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 21, 2010

16

Eaton Vance Floating-Rate Advantage Fund as of October 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

17

Senior Debt Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS

Senior Floating-Rate Interests — 121.7%(1)

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Aerospace and Defense — 2.6%

Booz Allen Hamilton, Inc.
	1,141	Term Loan, 6.00%, Maturing July 31, 2015	$1,147,367
DAE Aviation Holdings, Inc.
	1,532	Term Loan, 4.04%, Maturing July 31, 2014	1,474,677
	1,582	Term Loan, 4.04%, Maturing July 31, 2014	1,522,915
Delos Aircraft, Inc.
	1,450	Term Loan, 7.00%, Maturing March 17, 2016	1,486,250
Doncasters (Dunde HoldCo 4 Ltd.)
	1,304	Term Loan, 4.26%, Maturing July 13, 2015	1,174,341
GBP	579	Term Loan, 4.57%, Maturing July 13, 2015	837,724
	1,304	Term Loan, 4.76%, Maturing July 13, 2015	1,174,341
GBP	579	Term Loan, 5.07%, Maturing July 13, 2015	837,724
DynCorp International, LLC
	2,075	Term Loan, 6.25%, Maturing July 5, 2016	2,090,226
Evergreen International Aviation
	3,117	Term Loan, 10.50%, Maturing October 31, 2011(2)	3,077,624
Hawker Beechcraft Acquisition
	5,368	Term Loan, 2.26%, Maturing March 26, 2014	4,510,359
	298	Term Loan, 2.29%, Maturing March 26, 2014	250,313
IAP Worldwide Services, Inc.
	548	Term Loan, 8.25%, Maturing December 30, 2012(2)	537,920
International Lease Finance Co.
	2,000	Term Loan, 6.75%, Maturing March 17, 2015	2,052,322
Spirit Aerosystems, Inc.
	2,627	Term Loan, 3.54%, Maturing September 30, 2016	2,624,302
TransDigm, Inc.
	4,000	Term Loan, 2.27%, Maturing June 23, 2013	3,961,000
Triumph Group, Inc.
	1,347	Term Loan, 4.50%, Maturing June 16, 2016	1,357,566
Wesco Aircraft Hardware Corp.
	1,775	Term Loan, 2.51%, Maturing September 30, 2013	1,762,800
	907	Term Loan - Second Lien, 6.01%, Maturing March 28, 2014	890,422
Wyle Laboratories, Inc.
	1,920	Term Loan, 7.75%, Maturing March 25, 2016	1,927,384

			$34,697,577

Air Transport — 0.1%

Delta Air Lines, Inc.
	1,401	Term Loan - Second Lien, 3.54%, Maturing April 30, 2014	$1,359,646

			$1,359,646

Automotive — 5.3%

Adesa, Inc.
	7,880	Term Loan, 3.01%, Maturing October 18, 2013	$7,703,058
Allison Transmission, Inc.
	5,790	Term Loan, 3.03%, Maturing August 7, 2014	5,569,216
Autotrader.com, Inc.
	2,575	Term Loan, 6.00%, Maturing June 14, 2016	2,586,266
Dayco Products, LLC
	314	Term Loan, 10.00%, Maturing November 12, 2012	314,792
	629	Term Loan, 10.00%, Maturing November 12, 2012	629,584
	1,084	Term Loan, 10.50%, Maturing May 13, 2014	1,081,115
	171	Term Loan, 12.50%, Maturing November 13, 2014(2)	167,176
Federal-Mogul Corp.
	9,079	Term Loan, 2.20%, Maturing December 29, 2014	8,081,931
	5,557	Term Loan, 2.20%, Maturing December 28, 2015	4,946,647
Financiere Truck (Investissement)
EUR	684	Term Loan, 3.29%, Maturing February 15, 2012	858,023
GBP	961	Term Loan, 1.53%, Maturing February 15, 2015(3)	1,388,863
Ford Motor Co.
	2,481	Term Loan, 3.03%, Maturing December 16, 2013	2,452,902
	7,710	Term Loan, 3.04%, Maturing December 16, 2013	7,644,961
Goodyear Tire & Rubber Co.
	13,299	Term Loan - Second Lien, 2.21%, Maturing April 30, 2014	12,828,272
HHI Holdings, LLC
	975	Term Loan, 9.75%, Maturing March 30, 2015	989,625
Keystone Automotive Operations, Inc.
	4,404	Term Loan, 3.79%, Maturing January 12, 2012	3,743,047
Metaldyne Co. LLC
	2,000	Term Loan, 7.75%, Maturing October 28, 2016	2,017,500
Tenneco Automotive, Inc.
	3,125	Term Loan, 5.26%, Maturing March 17, 2014	3,145,469
TI Automotive, Ltd.
	1,000	Term Loan, 9.50%, Maturing July 1, 2016	1,012,500
TriMas Corp.
	250	Term Loan, 6.00%, Maturing August 2, 2011	250,625
	1,560	Term Loan, 6.00%, Maturing December 15, 2015	1,563,900
United Components, Inc.
	2,525	Term Loan, 6.25%, Maturing March 23, 2017	2,551,513

			$71,526,985

Beverage and Tobacco — 0.3%

Culligan International Co.
EUR	1,400	Term Loan - Second Lien, 5.38%, Maturing April 1, 2013	$1,057,072
Maine Beverage Co., LLC
	911	Term Loan, 2.04%, Maturing March 31, 2013	876,562

See notes to financial statements

18

Senior Debt Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Beverage and Tobacco (continued)

Van Houtte, Inc.
	224	Term Loan, 2.79%, Maturing July 19, 2014	$222,594
	1,646	Term Loan, 2.79%, Maturing July 19, 2014	1,632,353

			$3,788,581

Building and Development — 2.5%

401 North Wabash Venture, LLC
	5,460	Term Loan, 6.80%, Maturing July 27, 2012	$4,204,148
Beacon Sales Acquisition, Inc.
	1,841	Term Loan, 2.28%, Maturing September 30, 2013	1,753,287
Brickman Group Holdings, Inc.
	2,600	Term Loan, 7.25%, Maturing October 14, 2016	2,630,878
Forestar USA Real Estate Group, Inc.
	666	Revolving Loan, 1.18%, Maturing December 1, 2010(3)	626,180
	6,106	Term Loan, 6.50%, Maturing December 1, 2010	5,984,008
Lafarge Roofing
	1,111	Term Loan, 3.25%, Maturing March 16, 2015(2)	839,149
EUR	372	Term Loan, 5.00%, Maturing April 16, 2015(2)	423,179
Materis
EUR	802	Term Loan, 3.71%, Maturing April 27, 2014	939,750
EUR	872	Term Loan, 3.77%, Maturing April 27, 2015	1,021,298
NCI Building Systems, Inc.
	1,015	Term Loan, 8.00%, Maturing April 18, 2014	978,777
Panolam Industries Holdings, Inc.
	3,458	Term Loan, 8.25%, Maturing December 31, 2013	3,192,935
RE/MAX International, Inc.
	4,428	Term Loan, 5.50%, Maturing April 15, 2016	4,441,587
Realogy Corp.
	208	Term Loan, 3.26%, Maturing October 10, 2013	189,849
	2,543	Term Loan, 3.26%, Maturing October 10, 2013	2,316,504
South Edge, LLC
	4,475	Term Loan, 0.00%, Maturing October 31, 2009(4)	2,125,625
WCI Communities, Inc.
	671	Term Loan, 11.00%, Maturing September 3, 2014	668,983
	1,407	Term Loan, 10.00%, Maturing September 2, 2016(2)	1,360,046

			$33,696,183

Business Equipment and Services — 9.7%

Activant Solutions, Inc.
	1,969	Term Loan, 2.31%, Maturing May 2, 2013	$1,903,643
Advantage Sales & Marketing, Inc.
	3,806	Term Loan, 5.00%, Maturing May 5, 2016	3,804,924
	3,000	Term Loan - Second Lien, 8.50%, Maturing May 5, 2017	3,007,500
Affinion Group, Inc.
	8,706	Term Loan, 5.00%, Maturing October 10, 2016	8,608,305
Allied Barton Security Services
	1,408	Term Loan, 7.75%, Maturing February 18, 2015	1,415,047
Dealer Computer Services, Inc.
	3,954	Term Loan, 5.25%, Maturing April 21, 2017	3,958,859
Education Management, LLC
	6,583	Term Loan, 2.06%, Maturing June 3, 2013	6,132,397
Fifth Third Processing Solution
	1,925	Term Loan, Maturing November 1, 2016(5)	1,905,750
First American Corp.
	2,170	Term Loan, 4.75%, Maturing April 12, 2016	2,184,478
Infogroup, Inc.
	1,696	Term Loan, 6.25%, Maturing July 1, 2016	1,707,056
iPayment, Inc.
	3,309	Term Loan, 2.28%, Maturing May 10, 2013	3,134,826
Kronos, Inc.
	2,461	Term Loan, 2.04%, Maturing June 11, 2014	2,411,922
Language Line, Inc.
	4,690	Term Loan, 5.50%, Maturing November 4, 2015	4,651,460
Mitchell International, Inc.
	1,000	Term Loan - Second Lien, 5.56%, Maturing March 30, 2015	876,250
NE Customer Service
	3,948	Term Loan, 6.00%, Maturing March 23, 2016	3,924,774
Protection One Alarm Monitor, Inc.
	4,065	Term Loan, 6.00%, Maturing May 16, 2016	4,074,975
Quantum Corp.
	588	Term Loan, 3.77%, Maturing July 14, 2014	557,369
Quintiles Transnational Corp.
	4,548	Term Loan, 2.29%, Maturing March 29, 2013	4,502,493
Sabre, Inc.
	12,767	Term Loan, 2.27%, Maturing September 30, 2014	12,153,229
Safenet, Inc.
	2,977	Term Loan, 2.76%, Maturing April 12, 2014	2,859,707
Serena Software, Inc.
	2,708	Term Loan, 2.29%, Maturing March 10, 2013	2,640,027
Sitel (Client Logic)
	3,293	Term Loan, 5.79%, Maturing January 30, 2014	3,017,069
Solera Holdings, LLC
	2,555	Term Loan, 2.06%, Maturing May 16, 2014	2,489,176

See notes to financial statements

19

Senior Debt Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Business Equipment and Services (continued)

SunGard Data Systems, Inc.
	607	Term Loan, 2.01%, Maturing February 28, 2014	$592,025
	1,666	Term Loan, 6.75%, Maturing February 28, 2014	1,675,966
	17,161	Term Loan, 4.03%, Maturing February 26, 2016	16,987,123
Trans Union, LLC
	4,464	Term Loan, 6.75%, Maturing June 15, 2017	4,548,906
Transaction Network Service, Inc.
	954	Term Loan, 6.00%, Maturing November 18, 2015	960,404
Travelport, LLC
	2,741	Term Loan, 4.79%, Maturing August 21, 2015	2,710,731
	3,870	Term Loan, 4.96%, Maturing August 21, 2015	3,829,899
	7,073	Term Loan, 4.96%, Maturing August 21, 2015	6,994,912
EUR	1,053	Term Loan, 5.33%, Maturing August 21, 2015	1,443,946
Valassis Communications, Inc.
	1,302	Term Loan, 2.54%, Maturing March 2, 2014	1,294,480
West Corp.
	752	Term Loan, 2.63%, Maturing October 24, 2013	739,270
	1,848	Term Loan, 4.51%, Maturing July 15, 2016	1,844,124
	5,246	Term Loan, 4.51%, Maturing July 15, 2016	5,228,329

			$130,771,351

Cable and Satellite Television — 10.0%

Atlantic Broadband Finance, LLC
	190	Term Loan, 2.54%, Maturing September 1, 2011	$189,488
	5,121	Term Loan, 6.75%, Maturing May 31, 2013	5,150,918
Bresnan Broadband Holdings, LLC
	1,425	Term Loan, 2.26%, Maturing June 30, 2013	1,419,282
	2,955	Term Loan, 2.26%, Maturing March 29, 2014	2,942,533
Cequel Communications, LLC
	12,914	Term Loan, 2.26%, Maturing November 5, 2013	12,762,963
Charter Communications Operating, LLC
	16,344	Term Loan, 2.26%, Maturing March 6, 2014	16,062,668
	2,500	Term Loan, Maturing September 6, 2016(5)	2,462,500
CSC Holdings, Inc.
	9,170	Term Loan, 2.01%, Maturing March 29, 2016	9,008,172
Foxco Acquisition Sub., LLC
	2,270	Term Loan, 7.50%, Maturing July 14, 2015	2,253,145
Insight Midwest Holdings, LLC
	7,206	Term Loan, 2.02%, Maturing April 7, 2014	6,973,012
Kabel Deutschland GmbH
EUR	2,000	Term Loan, 4.10%, Maturing March 31, 2014	2,772,583
MCC Iowa, LLC
	1,891	Term Loan, 2.00%, Maturing January 31, 2015	1,811,070
Mediacom Broadband, LLC
	3,367	Term Loan, 4.50%, Maturing October 23, 2017	3,338,509
Mediacom Illinois, LLC
	5,800	Term Loan, 2.00%, Maturing January 31, 2015	5,506,703
Mediacom, LLC
	2,920	Term Loan, 4.50%, Maturing October 23, 2017	2,876,385
Midcontinent Communications
	1,000	Term Loan, 6.25%, Maturing December 31, 2016	1,005,000
ProSiebenSat.1 Media AG
EUR	1,680	Term Loan, 2.39%, Maturing July 2, 2014	2,137,940
EUR	2,900	Term Loan, 2.39%, Maturing July 2, 2014	3,691,414
EUR	1,072	Term Loan, 3.52%, Maturing March 6, 2015	1,199,552
EUR	6,272	Term Loan, 2.77%, Maturing June 26, 2015	8,042,045
EUR	263	Term Loan, 2.77%, Maturing July 3, 2015	337,190
EUR	1,072	Term Loan, 3.77%, Maturing March 4, 2016	1,199,552
San Juan Cable, LLC
	953	Term Loan, 2.05%, Maturing October 31, 2012	928,136
UPC Broadband Holding B.V.
	1,864	Term Loan, 4.25%, Maturing December 30, 2016	1,824,511
EUR	9,221	Term Loan, 4.37%, Maturing December 31, 2016	12,166,323
	1,593	Term Loan, 4.25%, Maturing December 29, 2017	1,552,465
EUR	5,930	Term Loan, 4.62%, Maturing December 31, 2017	7,839,909
Virgin Media Investment Holding
GBP	2,000	Term Loan, 4.53%, Maturing June 30, 2015	3,194,287
GBP	3,500	Term Loan, 4.78%, Maturing December 31, 2015	5,591,286
YPSO Holding SA
EUR	967	Term Loan, 4.60%, Maturing June 16, 2014(2)	1,089,411
EUR	1,578	Term Loan, 4.60%, Maturing June 16, 2014(2)	1,777,460
EUR	3,507	Term Loan, 4.60%, Maturing June 16, 2014(2)	3,949,007
EUR	1,000	Term Loan, Maturing December 31, 2015(5)	1,125,144

			$134,180,563

Chemicals and Plastics — 7.5%

Arizona Chemical, Inc.
	833	Term Loan, 2.30%, Maturing February 28, 2013	$832,138
Brenntag Holding GmbH and Co. KG
	3,537	Term Loan, 4.02%, Maturing January 20, 2014	3,563,290
	521	Term Loan, 4.03%, Maturing January 20, 2014	525,234
EUR	2,071	Term Loan, 4.55%, Maturing January 20, 2014	2,886,058
EUR	377	Term Loan, 5.08%, Maturing January 19, 2015	525,351
EUR	486	Term Loan, 5.15%, Maturing January 19, 2015	677,176
	1,000	Term Loan - Second Lien, 6.45%, Maturing July 17, 2015	1,007,500
British Vita UK, Ltd.
EUR	1,005	Term Loan, 6.19%, Maturing June 30, 2014(2)	1,391,113

See notes to financial statements

20

Senior Debt Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Chemicals and Plastics (continued)

Celanese Holdings, LLC
	2,500	Term Loan, 1.76%, Maturing April 2, 2014	$2,470,312
	1,174	Term Loan, 1.79%, Maturing April 2, 2014	1,162,846
	2,392	Term Loan, 3.29%, Maturing October 31, 2016	2,406,198
Chemtura Corp.
	1,600	DIP Loan, 6.00%, Maturing February 11, 2011	1,604,000
	1,600	Term Loan, 5.50%, Maturing August 27, 2016	1,614,333
Cognis GmbH
EUR	615	Term Loan, 2.88%, Maturing September 16, 2013	849,044
EUR	2,510	Term Loan, 2.88%, Maturing September 16, 2013	3,466,932
Columbian Chemicals Acquisition
	423	Term Loan, 6.31%, Maturing March 16, 2013	418,724
Hexion Specialty Chemicals, Inc.
	1,359	Term Loan, 4.06%, Maturing May 5, 2015	1,328,036
	3,052	Term Loan, 4.06%, Maturing May 5, 2015	2,983,474
	3,870	Term Loan, 4.06%, Maturing May 5, 2015	3,763,575
EUR	729	Term Loan, 4.63%, Maturing May 5, 2015	948,858
Huntsman International, LLC
	4,836	Term Loan, 1.78%, Maturing April 21, 2014	4,727,869
INEOS Group
	298	Term Loan, 7.00%, Maturing December 14, 2012	306,360
EUR	2,954	Term Loan, 7.50%, Maturing December 16, 2013	4,176,612
	3,496	Term Loan, 7.50%, Maturing December 16, 2013	3,580,440
EUR	2,954	Term Loan, 8.00%, Maturing December 16, 2014	4,176,612
	3,488	Term Loan, 8.00%, Maturing December 16, 2014	3,572,497
EUR	1,000	Term Loan, 9.00%, Maturing December 16, 2015	1,398,411
ISP Chemco, Inc.
	6,567	Term Loan, 1.81%, Maturing June 4, 2014	6,425,233
Kraton Polymers, LLC
	3,722	Term Loan, 2.31%, Maturing May 13, 2013	3,646,231
Lyondell Chemical Co.
	1,546	Term Loan, 5.50%, Maturing April 8, 2016	1,561,104
MacDermid, Inc.
EUR	1,027	Term Loan, 3.05%, Maturing April 11, 2014	1,332,454
Millenium Inorganic Chemicals
	3,887	Term Loan, 2.54%, Maturing May 15, 2014	3,734,007
Momentive Performance Material
	4,666	Term Loan, 2.56%, Maturing December 4, 2013	4,556,315
Nalco Co.
	3,075	Term Loan, 4.50%, Maturing October 5, 2017	3,114,400
Omnova Solutions, Inc.
	1,175	Term Loan, Maturing April 12, 2017(5)	1,181,609
Rockwood Specialties Group, Inc.
	6,463	Term Loan, 6.00%, Maturing May 15, 2014	6,479,343
Schoeller Arca Systems Holding
EUR	289	Term Loan, 5.24%, Maturing November 16, 2015	273,559
EUR	824	Term Loan, 5.24%, Maturing November 16, 2015	779,968
EUR	887	Term Loan, 5.24%, Maturing November 16, 2015	839,321
Solutia, Inc.
	1,750	Revolving Loan, 0.95%, Maturing March 12, 2015(3)	1,627,500
	5,992	Term Loan, 4.75%, Maturing March 17, 2017	6,043,989
Styron S.A.R.L.
	3,629	Term Loan, 7.50%, Maturing June 17, 2016	3,695,975

			$101,654,001

Clothing / Textiles — 0.4%

Hanesbrands, Inc.
	2,349	Term Loan, 5.25%, Maturing December 10, 2015	$2,379,828
Phillips Van Heusen Corp.
	2,437	Term Loan, 4.75%, Maturing May 6, 2016	2,461,677

			$4,841,505

Conglomerates — 2.9%

Aquilex Holdings, LLC
	995	Term Loan, 5.50%, Maturing April 1, 2016	$986,294
Gentek
	1,325	Term Loan, 6.75%, Maturing October 6, 2015	1,339,906
Goodman Global Holdings, Inc.
	3,950	Term Loan, Maturing October 28, 2016(5)	4,008,756
Jarden Corp.
	639	Term Loan, 2.04%, Maturing January 24, 2012	641,095
	2,710	Term Loan, 2.04%, Maturing January 24, 2012	2,716,681
	981	Term Loan, 2.79%, Maturing January 24, 2012	978,796
Johnson Diversey, Inc.
	1,833	Term Loan, 5.50%, Maturing November 24, 2015	1,851,198
Manitowoc Company, Inc. (The)
	2,437	Term Loan, 8.00%, Maturing November 6, 2014	2,446,488
Polymer Group, Inc.
	5,338	Term Loan, 7.00%, Maturing November 24, 2014	5,344,253
RBS Global, Inc.
	1,057	Term Loan, 2.56%, Maturing July 19, 2013	1,021,619
	4,878	Term Loan, 2.81%, Maturing July 19, 2013	4,749,825
RGIS Holdings, LLC
	5,049	Term Loan, 2.78%, Maturing April 30, 2014	4,670,759
	252	Term Loan, 2.79%, Maturing April 30, 2014	233,538
Service Master Co.
	362	Term Loan, Maturing July 24, 2014(5)	344,536
	3,638	Term Loan, Maturing July 24, 2014(5)	3,459,716

See notes to financial statements

21

Senior Debt Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Conglomerates (continued)

US Investigations Services, Inc.
	1,940	Term Loan, 3.29%, Maturing February 21, 2015	$1,816,184
	1,796	Term Loan, 7.75%, Maturing February 21, 2015	1,804,477
Vertrue, Inc.
	978	Term Loan, 3.29%, Maturing August 16, 2014	880,527

			$39,294,648

Containers and Glass Products — 3.9%

Berry Plastics Corp.
	6,026	Term Loan, 2.38%, Maturing April 3, 2015	$5,690,373
BWAY Corp.
	1,847	Term Loan, 5.52%, Maturing June 16, 2017	1,854,880
	173	Term Loan, 5.56%, Maturing June 16, 2017	173,895
Consolidated Container Co.
	828	Term Loan, 2.50%, Maturing March 28, 2014	783,951
	1,500	Term Loan - Second Lien, 5.75%, Maturing September 28, 2014	1,329,375
Crown Americas, Inc.
	567	Term Loan, 2.01%, Maturing November 15, 2012	564,011
EUR	388	Term Loan, 2.52%, Maturing November 15, 2012	531,334
Graham Packaging Holdings Co.
	6,854	Term Loan, 6.75%, Maturing April 5, 2014	6,923,530
	3,500	Term Loan, 6.00%, Maturing September 23, 2016	3,540,470
Graphic Packaging International, Inc.
	5,379	Term Loan, 2.29%, Maturing May 16, 2014	5,286,873
	1,723	Term Loan, 3.04%, Maturing May 16, 2014	1,712,099
JSG Acquisitions
EUR	1,528	Term Loan, 4.24%, Maturing December 31, 2014	2,116,107
EUR	1,511	Term Loan, 4.43%, Maturing December 31, 2014	2,091,913
OI European Group B.V.
EUR	3,790	Term Loan, 2.24%, Maturing June 14, 2013	5,125,468
Reynolds Group Holdings, Inc.
	2,600	Term Loan, 2.38%, Maturing May 5, 2016(3)	2,623,096
	4,112	Term Loan, 6.25%, Maturing May 5, 2016	4,142,544
	2,271	Term Loan, 6.75%, Maturing May 5, 2016	2,293,345
Smurfit-Stone Container Corp.
	5,611	Term Loan, 6.75%, Maturing February 22, 2016	5,672,658

			$52,455,922

Cosmetics / Toiletries — 0.8%

Alliance Boots Holdings, Ltd.
GBP	1,000	Term Loan, 3.56%, Maturing July 5, 2015	$1,449,927
EUR	2,000	Term Loan, 3.80%, Maturing July 5, 2015	2,594,839
American Safety Razor Co.
	1,000	Term Loan - Second Lien, 0.00%, Maturing January 30, 2014(6)	197,500
Bausch & Lomb, Inc.
	604	Term Loan, 3.51%, Maturing April 24, 2015	590,063
	2,490	Term Loan, 3.53%, Maturing April 24, 2015	2,433,230
Prestige Brands, Inc.
	3,902	Term Loan, 5.50%, Maturing March 24, 2016	3,933,368

			$11,198,927

Drugs — 1.0%

Graceway Pharmaceuticals, LLC
	4,485	Term Loan, 5.01%, Maturing May 3, 2012	$2,743,295
	1,000	Term Loan - Second Lien, 0.00%, Maturing May 3, 2013(6)	128,750
Pharmaceutical Holdings Corp.
	439	Term Loan, 4.54%, Maturing January 30, 2012	434,360
Valeant Pharmaceuticals
	1,725	Term Loan, 4.55%, Maturing September 27, 2016(3)	1,744,299
Warner Chilcott Corp.
	1,616	Term Loan, 6.00%, Maturing October 30, 2014	1,616,828
	780	Term Loan, 6.25%, Maturing April 30, 2015	784,698
	1,290	Term Loan, 6.25%, Maturing April 30, 2015	1,297,141
	1,299	Term Loan, 6.25%, Maturing April 30, 2015	1,306,664
	980	Term Loan, 6.50%, Maturing February 22, 2016	987,308
	3,020	Term Loan, 6.50%, Maturing February 22, 2016	3,045,749

			$14,089,092

Ecological Services and Equipment — 1.2%

Environmental Systems Products Holdings, Inc.
	179	Term Loan - Second Lien, 13.50%, Maturing September 12, 2014	$156,182
Kemble Water Structure, Ltd.
GBP	8,500	Term Loan - Second Lien, 5.03%, Maturing October 13, 2013	13,075,184
Sensus Metering Systems, Inc.
	2,967	Term Loan, 7.00%, Maturing June 3, 2013	2,985,194

			$16,216,560

Electronics / Electrical — 4.0%

Aspect Software, Inc.
	3,657	Term Loan, 6.25%, Maturing April 19, 2016	$3,653,579
Christie/Aix, Inc.
	1,671	Term Loan, 5.25%, Maturing April 29, 2016	1,663,098

See notes to financial statements

22

Senior Debt Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Electronics / Electrical (continued)

FCI International S.A.S.
	497	Term Loan, 3.66%, Maturing November 1, 2013	$478,561
	516	Term Loan, 3.66%, Maturing November 1, 2013	497,091
	497	Term Loan, 3.66%, Maturing October 31, 2014	478,561
	516	Term Loan, 3.66%, Maturing October 31, 2014	497,091
Freescale Semiconductor, Inc.
	5,920	Term Loan, 4.51%, Maturing December 1, 2016	5,584,419
Infor Enterprise Solutions Holdings
	500	Term Loan, 5.76%, Maturing March 2, 2014	322,500
EUR	1,925	Term Loan, 5.80%, Maturing July 28, 2015	2,431,388
	4,065	Term Loan, 6.01%, Maturing July 28, 2015	3,765,127
	7,791	Term Loan, 6.01%, Maturing July 28, 2015	7,250,579
Network Solutions, LLC
	1,650	Term Loan, 2.52%, Maturing March 7, 2014	1,562,936
Open Solutions, Inc.
	5,381	Term Loan, 2.42%, Maturing January 23, 2014	4,579,106
Sensata Technologies Finance Co.
	7,519	Term Loan, 2.04%, Maturing April 26, 2013	7,342,689
Shield Finance Co. S.A.R.L.
	2,010	Term Loan, 7.75%, Maturing June 15, 2016	2,009,812
Spansion, LLC
	1,990	Term Loan, 7.50%, Maturing January 8, 2015	2,011,558
Spectrum Brands, Inc.
	7,525	Term Loan, 8.00%, Maturing June 16, 2016	7,687,261
VeriFone, Inc.
	221	Term Loan, 3.01%, Maturing October 31, 2013	220,144
Vertafore, Inc.
	2,170	Term Loan, 6.75%, Maturing July 29, 2016	2,180,953

			$54,216,453

Equipment Leasing — 0.4%

Hertz Corp.
	4,235	Term Loan, 2.01%, Maturing December 21, 2012	$4,203,878
	785	Term Loan, 2.09%, Maturing December 21, 2012	779,415

			$4,983,293

Farming / Agriculture — 0.3%

CF Industries, Inc.
	2,525	Term Loan, 4.50%, Maturing April 6, 2015	$2,548,823
WM. Bolthouse Farms, Inc.
	1,692	Term Loan, 5.50%, Maturing February 11, 2016	1,694,037

			$4,242,860

Financial Intermediaries — 3.8%

Citco III, Ltd.
	5,021	Term Loan, 4.75%, Maturing May 30, 2014	$4,832,240
E.A. Viner International Co.
	92	Term Loan, 4.79%, Maturing July 31, 2013	89,253
Fidelity National Information Services, Inc.
	5,700	Term Loan, 5.25%, Maturing July 18, 2016	5,770,213
First Data Corp.
	951	Term Loan, 3.01%, Maturing September 24, 2014	856,486
	951	Term Loan, 3.01%, Maturing September 24, 2014	856,378
	3,808	Term Loan, 3.01%, Maturing September 24, 2014	3,429,893
Grosvenor Capital Management
	1,353	Term Loan, 4.31%, Maturing December 5, 2016	1,336,311
Interactive Data Corp.
	3,392	Term Loan, 6.75%, Maturing January 27, 2017	3,453,310
Jupiter Asset Management Group
GBP	1,030	Term Loan, 4.70%, Maturing March 17, 2015	1,578,758
LPL Holdings, Inc.
	2,770	Term Loan, 2.04%, Maturing June 28, 2013	2,757,525
	8,720	Term Loan, 4.25%, Maturing June 25, 2015	8,692,616
	5,050	Term Loan, 5.25%, Maturing June 28, 2017	5,040,157
MSCI, Inc.
	7,631	Term Loan, 4.75%, Maturing June 1, 2016	7,686,916
Nuveen Investments, Inc.
	3,262	Term Loan, 3.29%, Maturing November 13, 2014	3,064,159
Oxford Acquisition III, Ltd.
	1,234	Term Loan, 2.04%, Maturing May 12, 2014	1,132,846
RJO Holdings Corp. (RJ O’Brien)
	1,474	Term Loan, 5.26%, Maturing July 12, 2014(2)	980,471

			$51,557,532

Food Products — 2.6%

American Seafoods Group, LLC
	1,646	Term Loan, 5.50%, Maturing May 7, 2015	$1,647,407
B&G Foods, Inc.
	187	Term Loan, 2.30%, Maturing February 26, 2013	185,944
BL Marketing, Ltd.
GBP	1,500	Term Loan, 2.79%, Maturing December 31, 2013	2,288,157
Dole Foods Company, Inc.
	8,906	Term Loan, 1.79%, Maturing April 2, 2014	8,669,319
	2,442	Term Loan, 5.04%, Maturing March 2, 2017	2,460,129
	983	Term Loan, 5.06%, Maturing March 2, 2017	990,490
Michael Foods Holdings, Inc.
	1,696	Term Loan, 6.25%, Maturing June 29, 2016	1,721,186
Pierre Foods, Inc.
	2,725	Term Loan, 7.00%, Maturing September 30, 2016	2,701,156

See notes to financial statements

23

Senior Debt Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Food Products (continued)

Pinnacle Foods Finance, LLC
	3,000	Revolving Loan, 0.87%, Maturing April 2, 2013(3)	$2,730,000
	10,268	Term Loan, 2.76%, Maturing April 2, 2014	10,017,777
	2,244	Term Loan, 6.00%, Maturing April 2, 2014	2,272,430

			$35,683,995

Food Service — 4.5%

AFC Enterprises, Inc.
	626	Term Loan, 7.00%, Maturing May 11, 2013	$627,876
Aramark Corp.
	5,581	Term Loan, 2.16%, Maturing January 27, 2014	5,440,290
	441	Term Loan, 2.28%, Maturing January 27, 2014	430,248
	795	Term Loan, 3.51%, Maturing July 26, 2016	790,585
	12,089	Term Loan, 3.54%, Maturing July 26, 2016	12,021,365
Buffets, Inc.
	2,929	Term Loan, 12.00%, Maturing April 21, 2015(2)	2,749,802
	337	Term Loan, 7.39%, Maturing April 22, 2015(2)	261,410
Burger King Corp.
	6,225	Term Loan, 6.25%, Maturing October 19, 2016	6,289,584
CBRL Group, Inc.
	3,371	Term Loan, 1.96%, Maturing April 29, 2013	3,339,332
	2,152	Term Loan, 2.96%, Maturing April 27, 2016	2,135,517
Denny’ s, Inc.
	1,650	Term Loan, 6.50%, Maturing September 20, 2016	1,655,156
DineEquity, Inc.
	4,300	Term Loan, 6.00%, Maturing October 19, 2017	4,350,168
JRD Holdings, Inc.
	2,002	Term Loan, 2.51%, Maturing July 2, 2014	1,952,133
NPC International, Inc.
	1,620	Term Loan, 2.03%, Maturing May 3, 2013	1,563,255
OSI Restaurant Partners, LLC
	595	Term Loan, 3.90%, Maturing June 14, 2013	560,115
	6,408	Term Loan, 2.63%, Maturing June 14, 2014	6,037,317
QCE Finance, LLC
	3,858	Term Loan, 5.06%, Maturing May 5, 2013	3,340,438
Sagittarius Restaurants, LLC
	1,362	Term Loan, 7.50%, Maturing May 18, 2015	1,362,961
Selecta
GBP	2,500	Term Loan, 3.99%, Maturing June 28, 2015	3,451,732
Wendy’s/Arby’s Restaurants, LLC
	2,045	Term Loan, 5.00%, Maturing May 24, 2017	2,058,721

			$60,418,005

Food / Drug Retailers — 3.4%

General Nutrition Centers, Inc.
	8,135	Term Loan, 2.53%, Maturing September 16, 2013	$7,951,642
NBTY, Inc.
	4,600	Term Loan, 6.25%, Maturing October 2, 2017	4,666,107
Pantry, Inc. (The)
	730	Term Loan, 2.01%, Maturing May 15, 2014	700,500
	2,534	Term Loan, 2.01%, Maturing May 15, 2014	2,432,890
Rite Aid Corp.
	16,931	Term Loan, 2.01%, Maturing June 4, 2014	15,282,909
	2,426	Term Loan, 6.00%, Maturing June 4, 2014	2,408,825
Roundy’s Supermarkets, Inc.
	10,658	Term Loan, 7.00%, Maturing November 3, 2013	10,704,568
	1,500	Term Loan - Second Lien, 10.00%, Maturing April 18, 2016	1,532,813

			$45,680,254

Forest Products — 1.5%

Georgia-Pacific Corp.
	9,660	Term Loan, 2.29%, Maturing December 20, 2012	$9,661,672
	7,426	Term Loan, 2.29%, Maturing December 21, 2012	7,426,827
	3,170	Term Loan, 3.54%, Maturing December 23, 2014	3,180,773

			$20,269,272

Health Care — 14.1%

Alliance Healthcare Services
	3,796	Term Loan, 5.50%, Maturing June 1, 2016	$3,771,401
American Medical Systems
	118	Term Loan, 2.56%, Maturing July 20, 2012	114,784
AMR Holdco, Inc.
	988	Term Loan, 3.26%, Maturing April 8, 2015	988,734
Ardent Medical Services, Inc.
	2,687	Term Loan, 6.50%, Maturing September 15, 2015	2,669,709
Aveta Holdings LLC
	1,420	Term Loan, 8.00%, Maturing April 14, 2015	1,388,632
	1,420	Term Loan, 8.00%, Maturing April 14, 2015	1,388,632
Biomet, Inc.
	10,285	Term Loan, 3.28%, Maturing March 25, 2015	10,154,797
EUR	1,038	Term Loan, 3.81%, Maturing March 25, 2015	1,407,134
Cardinal Health 409, Inc.
	5,878	Term Loan, 2.51%, Maturing April 10, 2014	5,523,686
Carestream Health, Inc.
	6,105	Term Loan, 2.26%, Maturing April 30, 2013	5,979,715
Carl Zeiss Vision Holding GmbH
	3,331	Term Loan, 1.83%, Maturing October 24, 2014	2,906,123
	370	Term Loan, 4.00%, Maturing September 30, 2019	269,702

See notes to financial statements

24

Senior Debt Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Health Care (continued)

CDRL MS, Inc.
	2,000	Term Loan, 6.75%, Maturing September 29, 2016	$2,016,250
Community Health Systems, Inc.
	1,076	Term Loan, 2.55%, Maturing July 25, 2014	1,056,698
	21,043	Term Loan, 2.55%, Maturing July 25, 2014	20,675,229
Concentra, Inc.
	2,071	Term Loan, 2.54%, Maturing June 25, 2014	2,014,398
ConMed Corp.
	991	Term Loan, 1.76%, Maturing April 12, 2013	931,604
CRC Health Corp.
	1,330	Term Loan, 2.54%, Maturing February 6, 2013	1,270,129
	1,431	Term Loan, 2.54%, Maturing February 6, 2013	1,366,701
Dako EQT Project Delphi
EUR	1,337	Term Loan, 2.75%, Maturing May 29, 2015	1,600,159
DaVita, Inc.
	6,650	Term Loan, 4.50%, Maturing October 20, 2016	6,713,035
DJO Finance, LLC
	2,182	Term Loan, 3.26%, Maturing May 20, 2014	2,128,056
Fresenius SE
	361	Term Loan, 4.50%, Maturing September 10, 2014	364,506
	633	Term Loan, 4.50%, Maturing September 10, 2014	638,112
Grifols SA
	4,675	Term Loan, Maturing October 15, 2016(5)	4,730,516
Harvard Drug Group, LLC
	118	Term Loan, 6.50%, Maturing April 8, 2016	111,670
	857	Term Loan, 6.50%, Maturing April 8, 2016	812,143
HCA, Inc.
	5,238	Term Loan, 2.54%, Maturing November 18, 2013	5,131,920
	12,561	Term Loan, 3.54%, Maturing March 31, 2017	12,344,974
Health Management Association, Inc.
	10,377	Term Loan, 2.04%, Maturing February 28, 2014	10,153,363
Iasis Healthcare, LLC
	259	Term Loan, 2.25%, Maturing March 14, 2014	252,231
	950	Term Loan, 2.26%, Maturing March 14, 2014	924,584
	2,745	Term Loan, 2.26%, Maturing March 14, 2014	2,671,347
Ikaria Acquisition, Inc.
	2,000	Term Loan, 7.00%, Maturing May 16, 2016	1,919,166
IM U.S. Holdings, LLC
	3,797	Term Loan, 2.27%, Maturing June 26, 2014	3,671,647
	1,986	Term Loan - Second Lien, 4.51%, Maturing June 26, 2015	1,928,462
IMS Health, Inc.
	2,995	Term Loan, 5.25%, Maturing February 26, 2016	3,028,864
inVentiv Health, Inc.
	1,771	Term Loan, 6.50%, Maturing August 4, 2016	1,783,011
Lifepoint Hospitals, Inc.
	2,242	Term Loan, 3.07%, Maturing April 15, 2015	2,243,957
MPT Operating Partnership, L.P.
	2,519	Term Loan, 5.00%, Maturing May 17, 2016	2,518,688
MultiPlan, Inc.
	5,796	Term Loan, 6.50%, Maturing August 26, 2017	5,827,698
Mylan, Inc.
	3,416	Term Loan, 3.56%, Maturing October 2, 2014	3,426,017
National Mentor Holdings, Inc.
	190	Term Loan, 2.15%, Maturing June 29, 2013	176,834
	3,073	Term Loan, 2.29%, Maturing June 29, 2013	2,854,227
Nyco Holdings
	944	Term Loan, 4.01%, Maturing December 29, 2014	879,458
EUR	2,189	Term Loan, 4.60%, Maturing December 29, 2014	2,867,743
EUR	2,189	Term Loan, 5.35%, Maturing December 29, 2015	2,867,038
	944	Term Loan - Second Lien, 4.76%, Maturing December 29, 2015	879,190
Prime Healthcare Services, Inc.
	5,473	Term Loan, 7.25%, Maturing April 22, 2015	5,253,600
RadNet Management, Inc.
	2,562	Term Loan, 5.75%, Maturing April 1, 2016	2,531,700
ReAble Therapeutics Finance, LLC
	4,305	Term Loan, 2.26%, Maturing November 16, 2013	4,222,497
RehabCare Group, Inc.
	1,763	Term Loan, 6.00%, Maturing November 24, 2015	1,770,702
Select Medical Holdings Corp.
	5,568	Term Loan, 4.09%, Maturing August 22, 2014	5,556,135
Skillsoft Corp.
	2,993	Term Loan, 6.50%, Maturing May 26, 2017	3,023,673
Sunrise Medical Holdings, Inc.
EUR	1,160	Term Loan, 8.00%, Maturing May 13, 2014	1,493,609
TZ Merger Sub., Inc. (TriZetto)
	964	Term Loan, 6.75%, Maturing August 4, 2015	964,470
Universal Health Services, Inc.
	5,025	Term Loan, Maturing July 28, 2016(5)	5,082,411
Vanguard Health Holding Co., LLC
	3,781	Term Loan, 5.00%, Maturing January 29, 2016	3,790,083
VWR Funding, Inc.
	5,298	Term Loan, 2.76%, Maturing June 30, 2014	5,106,224

			$190,137,778

Home Furnishings — 0.8%

Hunter Fan Co.
	1,207	Term Loan, 2.76%, Maturing April 16, 2014	$1,060,598
Interline Brands, Inc.
	2,635	Term Loan, 2.01%, Maturing June 23, 2013	2,529,913
	717	Term Loan, 2.01%, Maturing June 23, 2013	688,696

See notes to financial statements

25

Senior Debt Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Home Furnishings (continued)

National Bedding Co., LLC
	3,924	Term Loan, 2.38%, Maturing February 28, 2013	$3,791,534
Oreck Corp.
	237	Term Loan - Second Lien, 3.79%, Maturing March 19, 2016(7)	189,826
Sanitec Europe OY
EUR	2,321	Term Loan, 2.50%, Maturing June 24, 2016	2,576,008

			$10,836,575

Industrial Equipment — 2.7%

Brand Energy and Infrastructure Services, Inc.
	1,000	Term Loan, 2.56%, Maturing February 7, 2014	$946,250
	1,083	Term Loan, 3.56%, Maturing February 7, 2014	1,031,462
Bucyrus International, Inc.
	3,085	Term Loan, 4.50%, Maturing February 19, 2016	3,121,778
EPD Holdings, (Goodyear Engineering Products)
	447	Term Loan, 2.76%, Maturing July 31, 2014	388,759
	3,119	Term Loan, 2.76%, Maturing July 31, 2014	2,714,315
	1,000	Term Loan - Second Lien, 6.01%, Maturing July 13, 2015	789,375
Generac Acquisition Corp.
	1,387	Term Loan, 2.79%, Maturing November 11, 2013	1,312,520
Gleason Corp.
	2,340	Term Loan, 2.07%, Maturing June 30, 2013	2,304,692
Jason, Inc.
	230	Term Loan, 8.25%, Maturing September 21, 2014	226,366
	588	Term Loan, 8.25%, Maturing September 21, 2014	578,041
John Maneely Co.
	5,846	Term Loan, 3.54%, Maturing December 9, 2013	5,724,517
KION Group GmbH
	1,777	Term Loan, 4.01%, Maturing December 23, 2014(2)	1,432,029
EUR	527	Term Loan, 4.60%, Maturing December 23, 2014(2)	604,004
	1,777	Term Loan, 4.26%, Maturing December 23, 2015(2)	1,432,029
EUR	488	Term Loan, 4.85%, Maturing December 29, 2015(2)	558,627
Pinafore, LLC
	4,725	Term Loan, 6.75%, Maturing September 29, 2016	4,786,647
Polypore, Inc.
	8,036	Term Loan, 2.26%, Maturing July 3, 2014	7,870,313
EUR	719	Term Loan, 2.80%, Maturing July 3, 2014	945,468

			$36,767,192

Insurance — 2.4%

Alliant Holdings I, Inc.
	5,000	Term Loan, 0.50%, Maturing August 21, 2012(3)	$4,600,000
	978	Term Loan, 3.29%, Maturing August 21, 2014	951,508
AmWINS Group, Inc.
	1,947	Term Loan, 2.80%, Maturing June 8, 2013	1,817,106
Applied Systems, Inc.
	1,888	Term Loan, 2.76%, Maturing September 26, 2013	1,785,604
CCC Information Services Group, Inc.
	3,913	Term Loan, 2.51%, Maturing February 10, 2013	3,821,938
Conseco, Inc.
	7,167	Term Loan, 7.50%, Maturing October 10, 2013	7,079,826
Crump Group, Inc.
	1,951	Term Loan, 3.26%, Maturing August 1, 2014	1,836,273
HUB International Holdings, Inc.
	855	Term Loan, 2.79%, Maturing June 13, 2014	819,781
	3,802	Term Loan, 2.79%, Maturing June 13, 2014	3,647,023
	1,337	Term Loan, 6.75%, Maturing June 13, 2014	1,326,476
U.S.I. Holdings Corp.
	4,654	Term Loan, 2.76%, Maturing May 5, 2014	4,367,263

			$32,052,798

Leisure Goods / Activities / Movies — 5.5%

24 Hour Fitness Worldwide, Inc.
	998	Term Loan, 6.75%, Maturing April 22, 2016	$954,795
AMC Entertainment, Inc.
	4,948	Term Loan, 1.76%, Maturing January 28, 2013	4,881,816
Bombardier Recreational Products
	5,651	Term Loan, 3.39%, Maturing June 28, 2013	5,078,506
Carmike Cinemas, Inc.
	5,525	Term Loan, 5.50%, Maturing January 27, 2016	5,556,919
Cedar Fair, L.P.
	5,237	Term Loan, 5.50%, Maturing December 15, 2016	5,312,605
CFV I, LLC/Hicks Sports Group
	172	Term Loan, 11.77%, Maturing December 1, 2010(2)(3)	178,174
Cinemark, Inc.
	9,201	Term Loan, 3.55%, Maturing April 29, 2016	9,235,406
Deluxe Entertainment Services
	96	Term Loan, 6.01%, Maturing May 11, 2013	91,785
	1,592	Term Loan, 6.25%, Maturing May 11, 2013	1,514,446
Fender Musical Instruments Corp.
	535	Term Loan, 2.54%, Maturing June 9, 2014	462,669
	270	Term Loan, 2.55%, Maturing June 9, 2014	233,727
Formula One (Alpha D2, Ltd.)
	2,400	Term Loan - Second Lien, 3.80%, Maturing June 30, 2014	2,117,100
Metro-Goldwyn-Mayer Holdings, Inc.
	8,746	Term Loan, 0.00%, Maturing April 9, 2012(6)	4,096,269
National CineMedia, LLC
	2,700	Term Loan, 2.05%, Maturing February 13, 2015	2,624,063

See notes to financial statements

26

Senior Debt Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Leisure Goods / Activities / Movies (continued)

Regal Cinemas Corp.
	7,837	Term Loan, 3.79%, Maturing November 21, 2016	$7,869,518
Revolution Studios Distribution Co., LLC
	3,479	Term Loan, 4.01%, Maturing December 21, 2014	2,748,682
	2,825	Term Loan - Second Lien, 7.26%, Maturing June 21, 2015(7)	1,327,750
Six Flags Theme Parks, Inc.
	5,926	Term Loan, 6.00%, Maturing June 30, 2016	5,959,441
Sram, LLC
	879	Term Loan, 5.01%, Maturing April 30, 2015	881,509
SW Acquisition Co., Inc.
	4,317	Term Loan, 5.75%, Maturing June 1, 2016	4,354,479
Universal City Development Partners, Ltd.
	6,014	Term Loan, 5.50%, Maturing November 6, 2014	6,071,836
Zuffa, LLC
	2,957	Term Loan, 2.31%, Maturing June 19, 2015	2,820,702

			$74,372,197

Lodging and Casinos — 4.1%

Ameristar Casinos, Inc.
	3,453	Term Loan, 3.54%, Maturing November 10, 2012	$3,452,094
Choctaw Resort Development Enterprise
	876	Term Loan, 7.25%, Maturing November 4, 2011	868,811
Full Moon Holdco 3, Ltd.
GBP	500	Term Loan, 4.52%, Maturing November 20, 2014	722,727
GBP	500	Term Loan, 5.02%, Maturing November 20, 2015	722,727
Gala Electric Casinos, Ltd.
GBP	2,250	Term Loan, 4.90%, Maturing December 12, 2014	3,405,712
GBP	2,250	Term Loan, 5.40%, Maturing December 12, 2014	3,405,712
Gateway Casinos & Entertainment
	1,354	Term Loan, 10.50%, Maturing September 16, 2014	1,357,716
Harrah’s Operating Co.
	3,622	Term Loan, 3.29%, Maturing January 28, 2015	3,206,918
	2,000	Term Loan, 3.29% Maturing January 28, 2015	1,767,750
	993	Term Loan, 9.50%, Maturing October 31, 2016	1,034,819
Herbst Gaming, Inc.
	2,411	Term Loan, 0.00%, Maturing January 2, 2014(6)	1,363,454
	4,611	Term Loan, 0.00%, Maturing January 2, 2014(6)	2,607,022
Isle of Capri Casinos, Inc.
	1,467	Term Loan, 5.00%, Maturing November 25, 2013	1,439,184
	1,908	Term Loan, 5.00%, Maturing November 25, 2013	1,871,967
	4,770	Term Loan, 5.00%, Maturing November 25, 2013	4,679,920
Las Vegas Sands, LLC
	1,834	Term Loan, 3.03%, Maturing November 23, 2016	1,717,487
	7,262	Term Loan, 3.03%, Maturing November 23, 2016	6,804,278
LodgeNet Entertainment Corp.
	3,424	Term Loan, 2.29%, Maturing April 4, 2014	3,258,530
Penn National Gaming, Inc.
	8,919	Term Loan, 2.03%, Maturing October 3, 2012	8,871,760
Tropicana Entertainment, Inc.
	210	Term Loan, 15.00%, Maturing December 29, 2012	232,097
VML US Finance, LLC
	728	Term Loan, 4.78%, Maturing May 25, 2012	728,225
	1,260	Term Loan, 4.78%, Maturing May 27, 2013	1,260,747

			$54,779,657

Nonferrous Metals / Minerals — 1.2%

Euramax International, Inc.
	1,079	Term Loan, 10.00%, Maturing June 29, 2013	$1,019,264
	1,022	Term Loan, 14.00%, Maturing June 29, 2013(2)	965,762
EUR	707	Term Loan, 10.00%, Maturing June 29, 2015	932,204
EUR	677	Term Loan, 14.00%, Maturing June 29, 2015(2)	892,543
Fairmount Minerals, Ltd.
	2,225	Term Loan, 6.25%, Maturing August 5, 2016	2,253,740
Noranda Aluminum Acquisition
	699	Term Loan, 2.05%, Maturing May 18, 2014	681,764
Novelis, Inc.
	1,911	Term Loan, 2.26%, Maturing July 6, 2014	1,880,266
	4,204	Term Loan, 2.26%, Maturing July 7, 2014	4,136,870
Oxbow Carbon and Mineral Holdings
	3,684	Term Loan, 2.29%, Maturing May 8, 2014	3,571,070

			$16,333,483

Oil and Gas — 2.7%

Big West Oil, LLC
	969	Term Loan, 12.00%, Maturing July 23, 2015	$986,309
CGGVeritas Services, Inc.
	1,862	Term Loan, 5.50%, Maturing January 12, 2016	1,868,096
CITGO Petroleum Corp.
	1,308	Term Loan, 8.00%, Maturing June 24, 2015	1,334,443
	5,935	Term Loan, 9.00%, Maturing June 15, 2017	6,109,469
Crestwood Holdings, LLC
	1,100	Term Loan, 10.50%, Maturing September 30, 2016	1,115,125
Dresser, Inc.
	5,668	Term Loan, 2.61%, Maturing May 4, 2014	5,650,012
Dynegy Holdings, Inc.
	1,040	Term Loan, 4.01%, Maturing April 2, 2013	1,028,548
	8,083	Term Loan, 4.01%, Maturing April 2, 2013	7,997,322
Enterprise GP Holdings, L.P.
	3,259	Term Loan, 2.51%, Maturing November 10, 2014	3,252,390

See notes to financial statements

27

Senior Debt Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Oil and Gas (continued)

Hercules Offshore, Inc.
	1	Term Loan, 6.00%, Maturing July 11, 2013	$1,252
Precision Drilling Corp.
	851	Term Loan, 4.26%, Maturing December 23, 2013	845,516
SemGroup Corp.
	2,673	Term Loan, 1.58%, Maturing November 30, 2012	2,694,172
Sheridan Production Partners I, LLC
	253	Term Loan, 7.50%, Maturing April 20, 2017	253,689
	415	Term Loan, 7.50%, Maturing April 20, 2017	415,335
	3,129	Term Loan, 7.50%, Maturing April 20, 2017	3,134,407

			$36,686,085

Publishing — 5.2%

American Media Operations, Inc.
	4,720	Term Loan, 10.00%, Maturing January 30, 2013(2)	$4,666,418
Aster Zweite Beteiligungs GmbH
	2,475	Term Loan, 2.71%, Maturing September 27, 2013	2,312,578
Black Press US Partnership
	559	Term Loan, 2.30%, Maturing August 2, 2013	500,516
	921	Term Loan, 2.30%, Maturing August 2, 2013	824,379
GateHouse Media Operating, Inc.
	2,058	Term Loan, 2.26%, Maturing August 28, 2014	760,291
	4,828	Term Loan, 2.26%, Maturing August 28, 2014	1,783,898
	4,216	Term Loan, 2.51%, Maturing August 28, 2014	1,557,854
Getty Images, Inc.
	3,094	Term Loan, 6.25%, Maturing July 2, 2015	3,102,244
Laureate Education, Inc.
	641	Term Loan, 3.54%, Maturing August 17, 2014	602,475
	4,283	Term Loan, 3.54%, Maturing August 17, 2014	4,023,082
	990	Term Loan, 7.00%, Maturing August 31, 2014	983,318
MediaNews Group, Inc.
	891	Term Loan, 8.50%, Maturing March 19, 2014	845,388
Merrill Communications, LLC
	5,366	Term Loan, 8.50%, Maturing December 24, 2012	5,191,637
Nelson Education, Ltd.
	1,466	Term Loan, 2.79%, Maturing July 5, 2014	1,311,780
Newspaper Holdings, Inc.
	7,868	Term Loan, 1.81%, Maturing July 24, 2014	4,720,555
Nielsen Finance, LLC
	7,764	Term Loan, 2.26%, Maturing August 9, 2013	7,610,559
	1,878	Term Loan, 4.01%, Maturing May 2, 2016	1,852,118
	4,683	Term Loan, 4.01%, Maturing May 2, 2016	4,639,698
Penton Media, Inc.
	1,748	Term Loan, 5.00%, Maturing August 1, 2014(2)	1,310,871
Source Interlink Companies, Inc.
	905	Term Loan, 10.75%, Maturing June 18, 2013	863,808
	555	Term Loan, 15.00%, Maturing March 18, 2014(2)	349,423
Source Media, Inc.
	1,882	Term Loan, 7.00%, Maturing November 8, 2011	1,801,719
Star Tribune Co. (The)
	251	Term Loan, 8.00%, Maturing September 28, 2014	227,087
	167	Term Loan, 8.00%, Maturing September 29, 2014	151,391
TL Acquisitions, Inc.
	995	Term Loan, 2.54%, Maturing July 3, 2014	910,816
Trader Media Corp.
GBP	4,251	Term Loan, 2.57%, Maturing March 23, 2015	6,556,533
Xsys, Inc.
	3,796	Term Loan, 2.71%, Maturing September 27, 2013	3,546,678
	3,877	Term Loan, 2.71%, Maturing September 27, 2014	3,622,658
EUR	1,226	Term Loan, 3.39%, Maturing September 27, 2014	1,626,161
	1,290	Term Loan - Second Lien, 4.94%, Maturing September 27, 2015	1,204,631

			$69,460,564

Radio and Television — 3.7%

Block Communications, Inc.
	1,760	Term Loan, 2.29%, Maturing December 22, 2011	$1,671,747
CMP Susquehanna Corp.
	3,865	Term Loan, 2.31%, Maturing May 5, 2013	3,465,909
Gray Television, Inc.
	1,472	Term Loan, 3.76%, Maturing December 31, 2014	1,431,159
LBI Media, Inc.
	1,910	Term Loan, 1.76%, Maturing March 31, 2012	1,804,950
Live Nation Worldwide, Inc.
	5,348	Term Loan, 4.50%, Maturing November 7, 2016	5,334,755
Mission Broadcasting, Inc.
	1,235	Term Loan, 5.00%, Maturing September 30, 2016	1,235,154
NEP II, Inc.
	974	Term Loan, 2.30%, Maturing February 16, 2014	934,677
New Young Broadcasting Holding Co., Inc.
	433	Term Loan, 8.00%, Maturing June 30, 2015	434,320
Nexstar Broadcasting, Inc.
	1,932	Term Loan, 5.01%, Maturing September 30, 2016	1,931,908
Raycom TV Broadcasting, LLC
	7,811	Term Loan, 1.81%, Maturing June 25, 2014	7,263,998
Spanish Broadcasting System, Inc.
	6,001	Term Loan, 2.04%, Maturing June 11, 2012	5,765,719
Univision Communications, Inc.
	8,009	Term Loan, 2.51%, Maturing September 29, 2014	7,583,117
	8,009	Term Loan, 4.51%, Maturing March 31, 2017	7,568,004

See notes to financial statements

28

Senior Debt Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)		Borrower/Tranche Description	Value

Radio and Television (continued)

Weather Channel
	3,657	Term Loan, 5.00%, Maturing September 14, 2015	$3,678,873

			$50,104,290

Rail Industries — 0.4%

Kansas City Southern Railway Co.
	5,055	Term Loan, 2.05%, Maturing April 26, 2013	$4,944,626

			$4,944,626

Retailers (Except Food and Drug) — 2.8%

American Achievement Corp.
	323	Term Loan, 6.26%, Maturing March 25, 2011	$320,951
Amscan Holdings, Inc.
	1,456	Term Loan, 2.54%, Maturing May 25, 2013	1,406,445
Dollar General Corp.
	1,000	Term Loan, 3.02%, Maturing July 7, 2014	990,486
Harbor Freight Tools USA, Inc.
	2,060	Term Loan, 5.02%, Maturing February 24, 2016	2,062,085
Mapco Express, Inc.
	378	Term Loan, 6.50%, Maturing April 28, 2011	370,506
Neiman Marcus Group, Inc.
	4,664	Term Loan, 2.29%, Maturing April 5, 2013	4,557,363
Orbitz Worldwide, Inc.
	3,684	Term Loan, 3.28%, Maturing July 25, 2014	3,588,685
Oriental Trading Co., Inc.
	1,000	Term Loan - Second Lien, 0.00%, Maturing January 31, 2014(6)	33,750
Pilot Travel Centers, LLC
	2,394	Term Loan, 5.25%, Maturing June 30, 2016	2,429,947
Rent-A-Center, Inc.
	120	Term Loan, 2.02%, Maturing June 30, 2012	119,844
	2,138	Term Loan, 3.30%, Maturing March 31, 2015	2,143,818
Rover Acquisition Corp.
	2,895	Term Loan, 2.53%, Maturing October 25, 2013	2,839,942
Savers, Inc.
	2,761	Term Loan, 5.75%, Maturing March 11, 2016	2,771,479
Visant Corp.
	2,400	Term Loan, 7.00%, Maturing December 22, 2016	2,423,501
Vivarte
EUR	2,728	Term Loan, 2.74%, Maturing March 9, 2015	3,212,937
EUR	2,728	Term Loan, 3.24%, Maturing March 8, 2016	3,212,937
EUR	22	Term Loan - Second Lien, 4.24%, Maturing September 8, 2016	25,873
EUR	154	Term Loan - Second Lien, 4.24%, Maturing September 8, 2016	159,040
EUR	1,582	Term Loan - Second Lien, 4.24%, Maturing September 8, 2016	1,635,838
Yankee Candle Company, Inc. (The)
	3,443	Term Loan, 2.26%, Maturing February 6, 2014	3,342,881

			$37,648,308

Surface Transport — 0.2%

CEVA Group PLC U.S.
	638	Term Loan, 3.26%, Maturing November 4, 2013	$573,519
Swift Transportation Co., Inc.
	2,275	Term Loan, 8.25%, Maturing May 9, 2014	2,240,878

			$2,814,397

Telecommunications — 4.3%

Alaska Communications Systems Holdings, Inc.
	4,025	Term Loan, 6.25%, Maturing October 15, 2016	$4,050,993
Asurion Corp.
	8,440	Term Loan, 3.28%, Maturing July 3, 2014	7,897,496
	2,000	Term Loan, Maturing March 31, 2015(5)	1,966,876
	1,000	Term Loan - Second Lien, 6.76%, Maturing July 3, 2015	935,625
BCM Luxembourg, Ltd.
EUR	2,000	Term Loan - Second Lien, 5.10%, Maturing March 31, 2016	2,128,822
Cellular South, Inc.
	3,320	Term Loan, 2.05%, Maturing May 29, 2014	3,236,741
	1,129	Term Loan, 2.06%, Maturing May 29, 2014	1,101,217
CommScope, Inc.
	2,196	Term Loan, 2.79%, Maturing December 26, 2014	2,196,961
Intelsat Corp.
	7,259	Term Loan, 2.79%, Maturing January 3, 2014	7,087,119
	7,259	Term Loan, 2.79%, Maturing January 3, 2014	7,087,119
	7,261	Term Loan, 2.79%, Maturing January 3, 2014	7,089,306
Intelsat Subsidiary Holding Co.
	2,639	Term Loan, 2.79%, Maturing July 3, 2013	2,575,889
IPC Systems, Inc.
	1,310	Term Loan, 2.53%, Maturing May 31, 2014	1,181,633
GBP	214	Term Loan, 2.99%, Maturing May 31, 2014	303,890
Macquarie UK Broadcast Ventures, Ltd.
GBP	2,508	Term Loan, 2.57%, Maturing December 1, 2014	3,390,035
NTelos, Inc.
	1,980	Term Loan, 5.75%, Maturing August 7, 2015	1,992,381
Telesat Canada, Inc.
	167	Term Loan, 3.26%, Maturing October 31, 2014	164,298
	1,944	Term Loan, 3.26%, Maturing October 31, 2014	1,912,786

See notes to financial statements

29

Senior Debt Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

	Principal
	Amount*
	(000’s omitted)	Borrower/Tranche Description	Value

Telecommunications (continued)

TowerCo Finance, LLC
	943	Term Loan, 6.00%, Maturing November 24, 2014	$953,876

			$57,253,063

Utilities — 2.9%

AEI Finance Holding, LLC
	738	Revolving Loan, 3.29%, Maturing March 30, 2012	$717,202
	4,765	Term Loan, 3.29%, Maturing March 30, 2014	4,628,326
BRSP, LLC
	1,458	Term Loan, 7.50%, Maturing June 4, 2014	1,464,964
Calpine Corp.
	3,298	Term Loan, 3.17%, Maturing March 29, 2014	3,287,220
Covanta Energy Corp.
	1,959	Term Loan, 1.86%, Maturing February 10, 2014	1,906,295
	1,000	Term Loan, 1.93%, Maturing February 10, 2014	972,522
New Development Holdings, Inc.
	1,995	Term Loan, 7.00%, Maturing July 3, 2017	2,036,771
NRG Energy, Inc.
	1,172	Term Loan, 1.78%, Maturing February 1, 2013	1,148,877
	2	Term Loan, 1.79%, Maturing February 1, 2013	2,140
	4,414	Term Loan, 3.54%, Maturing August 31, 2015	4,418,696
	5,704	Term Loan, 3.54%, Maturing August 31, 2015	5,670,775
TXU Texas Competitive Electric Holdings Co., LLC
	987	Term Loan, 3.76%, Maturing October 10, 2014	776,741
	2,440	Term Loan, 3.76%, Maturing October 10, 2014	1,921,053
	10,311	Term Loan, 3.92%, Maturing October 10, 2014	8,111,926
Vulcan Energy Corp.
	2,169	Term Loan, 5.50%, Maturing September 29, 2015	2,187,764

			$39,251,272

Total Senior Floating-Rate Interests
(identified cost $1,677,335,256)			$1,640,265,490

Corporate Bonds & Notes — 2.6%

	Principal
	Amount*
	(000’s omitted)	Security	Value

Aerospace and Defense — 0.2%

International Lease Finance Corp., Sr. Notes
	750	6.50%, 9/1/14(8)	$813,750
	750	6.75%, 9/1/16(8)	821,250
	750	7.125%, 9/1/18(8)	828,750

			$2,463,750

Building and Development — 0.7%

Grohe Holding GmbH, Variable Rate
EUR	7,500	3.857%, 1/15/14(9)	$9,942,672

			$9,942,672

Cable and Satellite Television — 0.4%

Virgin Media Finance PLC, Sr. Notes
	5,000	6.50%, 1/15/18	$5,387,500

			$5,387,500

Chemicals and Plastics — 0.0%(14)

Wellman Holdings, Inc., Sr. Sub. Notes
	715	5.00%, 1/29/19(2)(7)	$0

			$0

Ecological Services and Equipment — 0.0%(14)

Environmental Systems Product Holdings, Inc., Jr. Notes
	87	18.00%, 3/31/15(7)	$74,220

			$74,220

Electronics / Electrical — 0.2%

NXP BV/NXP Funding, LLC, Variable Rate
	2,300	3.039%, 10/15/13	$2,193,625

			$2,193,625

Financial Intermediaries — 0.1%

First Data Corp., Sr. Notes
	1,900	8.875%, 8/15/20(8)	$2,006,875

			$2,006,875

Leisure Goods / Activities /Movies — 0.3%

MU Finance PLC, Sr. Notes
	4,000	8.375%, 2/1/17(8)	$4,010,000

			$4,010,000

See notes to financial statements

30

Senior Debt Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal
Amount*
(000’s omitted)	Security	Value

Utilities — 0.7%

Calpine Corp., Sr. Notes
9,025	7.50%, 2/15/21(8)	$9,284,469

		$9,284,469

Total Corporate Bonds & Notes
(identified cost $34,285,504)		$35,363,111

Asset-Backed Securities — 0.1%

Principal
Amount
(000’s omitted)	Security	Value

$1,062	Assemblies of God Financial Real Estate, Series 2004-1A, Class A, 2.439%, 6/15/29(8)(10)	$1,061,658
1,000	Carlyle High Yield Partners, Series 2004-6A, Class C, 2.854%, 8/11/16(8)(10)	706,057

Total Asset-Backed Securities
(identified cost $2,062,295)		$1,767,715

Common Stocks — 1.5%

Shares	Security	Value

Automotive — 0.2%

48,926	Dayco Products, LLC(11)(12)	$2,164,975
44,747	Hayes Lemmerz International, Inc. (7)(11)(12)	400,486

		$2,565,461

Building and Development — 0.1%

4,766	Lafarge Roofing(7)(11)(12)	$0
4,766	Lafarge Roofing(7)(11)(12)	0
4,766	Lafarge Roofing(7)(11)(12)	0
1,646	United Subcontractors, Inc.(7)(11)(12)	144,713
7,595	WCI Communities, Inc.(11)(12)	645,595

		$790,308

Chemicals and Plastics — 0.1%

3,877	Vita Cayman II, Ltd.(11)(12)	$1,200,612
662	Wellman Holdings, Inc.(7)(11)(12)	0

		$1,200,612

Ecological Services and Equipment — 0.0%(14)

1,242	Environmental Systems Products Holdings, Inc.(7)(12)(13)	$10,979

		$10,979

Food Service — 0.0%(14)

66,567	Buffets, Inc.(12)	$282,910

		$282,910

Home Furnishings — 0.1%

4,230	Oreck Corp.(7)(11)(12)	$357,773
157,438	Sanitec Europe Oy B Units(11)(12)	657,367
154,721	Sanitec Europe Oy E Units(7)(11)(12)	0

		$1,015,140

Investment Services — 0.0%(14)

20,048	Safelite Realty Corp.(7)(13)	$0

		$0

Lodging and Casinos — 0.0%(14)

40,751	Tropicana Entertainment, Inc.(11)(12)	$583,249

		$583,249

Publishing — 0.9%

13,247	Ion Media Networks, Inc.(11)(12)	$5,530,622
66,239	MediaNews Group, Inc.(11)(12)	1,192,300
6,140	Philadelphia Newspaper, LLC(7)(11)(12)	414,143
247,269	Reader’s Digest Association, Inc. (The)(11)(12)	5,155,559
2,290	Source Interlink Companies, Inc.(7)(11)(12)	52,487
6,089	Star Tribune Media Holdings Co.(12)	127,869
16,600	SuperMedia, Inc.(12)	109,228

		$12,582,208

Radio and Television — 0.1%

714	New Young Broadcasting Holding Co., Inc.(11)(12)	$1,535,100

		$1,535,100

Total Common Stocks
(identified cost $15,467,215)		$20,565,967

See notes to financial statements

31

Senior Debt Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Preferred Stocks — 0.0%(14)

Shares	Security	Value

Ecological Services and Equipment — 0.0%(14)

569	Environmental Systems Products Holdings, Inc., Series A(7)(12)(13)	$65,759

		$65,759

Total Preferred Stocks
(identified cost $9,957)		$65,759

Warrants — 0.0%(14)

Shares	Security	Value

Radio and Television — 0.0%(14)

7	New Young Broadcasting Holding Co., Inc. Expires 12/24/24(11)(12)	$15,050

		$15,050

Total Warrants
(identified cost $12,030)		$15,050

Short-Term Investments — 2.5%

Interest/
Principal
Amount
(000’s omitted)	Description	Value

$28,276	Eaton Vance Cash Reserves Fund, LLC, 0.22%(15)(16)	$28,275,874
5,215	State Street Bank and Trust Euro Time Deposit, 0.01%, 11/1/10	5,215,139

Total Short-Term Investments
(identified cost $33,491,013)		$33,491,013

Total Investments — 128.4%
(identified cost $1,762,663,270)		$1,731,534,105

Less Unfunded Loan Commitments — (1.0)%		$(14,093,150)

Net Investments — 127.4%
(identified cost $1,748,570,120)		$1,717,440,955

Other Assets, Less Liabilities — (27.4)%		$(369,745,647)

Net Assets — 100.0%		$1,347,695,308

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

DIP - Debtor In Possession

EUR - Euro

GBP - British Pound Sterling

*	In U.S. dollars unless otherwise indicated.

(1)	Senior floating-rate interests (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	Represents a payment-in-kind security which may pay all or a portion of interest in additional par.

(3)	Unfunded or partially unfunded loan commitments. See Note 1G for description.

(4)	Defaulted matured security. Interest rate has been adjusted to reflect non-accrual status.

(5)	This Senior Loan will settle after October 31, 2010, at which time the interest rate will be determined.

(6)	Currently the issuer is in default with respect to interest payments. Interest rate has been adjusted to reflect non-accrual status.

(7)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(8)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2010, the aggregate value of these securities is $19,532,809 or 1.4% of the Portfolio’s net assets.

(9)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(10)	Variable rate security. The stated interest rate represents the rate in effect at October 31, 2010.

See notes to financial statements

32

Senior Debt Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

(11)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(12)	Non-income producing security.

(13)	Restricted security (see Note 5).

(14)	Amount is less than 0.05%.

(15)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2010.

(16)	Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio, an affiliated investment company, for the year ended October 31, 2010 was $36,524 and $0, respectively.

See notes to financial statements

33

Senior Debt Portfolio as of October 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2010

Assets

Unaffiliated investments, at value (identified cost, $1,720,294,246)	$1,689,165,081
Affiliated investment, at value (identified cost, $28,275,874)	28,275,874
Foreign currency, at value (identified cost, $2,321,904)	2,321,436
Interest receivable	7,160,719
Interest receivable from affiliated investment	4,569
Receivable for investments sold	21,973,908
Receivable for open forward foreign currency exchange contracts	55,881
Prepaid expenses	13,855
Other assets	34,234

Total assets	$1,749,005,557

Liabilities

Notes payable	$360,000,000
Payable for investments purchased	37,674,033
Payable for open forward foreign currency exchange contracts	1,959,929
Payable to affiliates:
Investment adviser fee	688,433
Trustees’ fees	4,208
Accrued expenses	983,646

Total liabilities	$401,310,249

Net Assets applicable to investors’ interest in Portfolio	$1,347,695,308

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$1,380,308,021
Net unrealized depreciation	(32,612,713)

Total	$1,347,695,308

Statement of Operations

For the Year Ended
October 31, 2010

Investment Income

Interest	$83,776,692
Interest allocated from affiliated investments	53,055
Expenses allocated from affiliated investments	(16,531)

Total investment income	$83,813,216

Expenses

Investment adviser fee	$7,962,299
Trustees’ fees and expenses	50,500
Custodian fee	788,906
Legal and accounting services	466,382
Interest expense and fees	7,289,638
Miscellaneous	95,001

Total expenses	$16,652,726

Deduct —
Reduction of custodian fee	$58

Total expense reductions	$58

Net expenses	$16,652,668

Net investment income	$67,160,548

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$(42,678,881)
Investment transactions allocated from affiliated investments	36,707
Foreign currency and forward foreign currency exchange contract transactions	9,917,868

Net realized loss	$(32,724,306)

Change in unrealized appreciation (depreciation) —
Investments	$139,201,009
Foreign currency and forward foreign currency exchange contracts	(2,192,229)

Net change in unrealized appreciation (depreciation)	$137,008,780

Net realized and unrealized gain	$104,284,474

Net increase in net assets from operations	$171,445,022

See notes to financial statements

34

Senior Debt Portfolio as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2010	October 31, 2009

From operations —
Net investment income	$67,160,548	$64,865,392
Net realized loss from investment, foreign currency and forward foreign currency exchange contract transactions	(32,724,306)	(139,173,614)
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	137,008,780	431,917,179

Net increase in net assets from operations	$171,445,022	$357,608,957

Capital transactions —
Contributions	$31,692,604	$39,030,192
Withdrawals	(118,970,455)	(252,416,134)

Net decrease in net assets from capital transactions	$(87,277,851)	$(213,385,942)

Net increase in net assets	$84,167,171	$144,223,015

Net Assets

At beginning of year	$1,263,528,137	$1,119,305,122

At end of year	$1,347,695,308	$1,263,528,137

Statement of Cash Flows

Cash Flows From	Year Ended
Operating Activities	October 31, 2010

Net increase in net assets from operations	$171,445,022
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(616,064,890)
Investments sold and principal repayments	674,285,136
Increase in short-term investments, net	(7,789,700)
Net amortization/accretion of premium (discount)	(14,006,572)
Amortization of structuring and renewal fees on notes payable	1,320,880
Increase in interest receivable	(710,276)
Increase in interest receivable from affiliated investment	(4,569)
Increase in receivable for investments sold	(8,722,027)
Decrease in receivable for open forward foreign currency exchange contracts	391,987
Decrease in prepaid expenses	38,154
Increase in other assets	(13,812)
Decrease in payable for investments purchased	(17,713,187)
Increase in payable for open forward foreign currency exchange contracts	1,765,670
Increase in payable to affiliate for investment adviser fee	30,001
Increase in accrued expenses	76,759
Decrease in unfunded loan commitments	(3,063,432)
Net change in unrealized (appreciation) depreciation from investments	(139,201,009)
Net realized loss from investments	42,678,881

Net cash provided by operating activities	$84,743,016

Cash Flows From Financing Activities

Proceeds from notes payable	$60,000,000
Repayment of notes payable	(65,000,000)
Proceeds from capital contributions	31,692,604
Payments for capital withdrawals	(118,970,455)
Payment of structuring fee on notes payable	(200,000)

Net cash used in financing activities	$(92,477,851)

Net decrease in cash*	$(7,734,835)

Cash at beginning of year(1)	$10,056,271

Cash at end of year(1)	$2,321,436

Supplemental disclosure of cash flow information:

Cash paid for interest and fees on borrowings	$6,161,597

(1) Balance includes foreign currency, at value.

*   Includes net change in unrealized appreciation (depreciation) on foreign currency of $35,084.

See notes to financial statements

35

Senior Debt Portfolio as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Year Ended October 31,					Year Ended November 30,
				Period Ended
	2010	2009	2008	October 31, 2007(1)		2006	2005

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses before custodian fee reduction excluding interest and fees(2)	0.72%	0.76%	0.66%	0.58	%(3)	0.51%	0.50%
Interest and fee expense	0.56%	1.31%	0.98%	0.70	%(3)	0.01%	0.00	%(4)
Total expenses	1.28%	2.07%	1.64%	1.28	%(3)	0.52%	0.50%
Net investment income	5.15%	5.97%	7.01%	7.18	%(3)	6.57%	5.00%
Portfolio Turnover	37%	32%	7%	55	%(5)	51%	65%

Total Return	14.14%	38.19%	(26.81)%	3.89	%(5)	6.88%	5.27%

Net assets, end of year (000’s omitted)	$1,347,695	$1,263,528	$1,119,305	$2,334,369		$2,645,798	$3,054,390

(1)	For the eleven months ended October 31, 2007.

(2)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(3)	Annualized.

(4)	Rounds to less than $0.01%.

(5)	Not annualized.

See notes to financial statements

36

Senior Debt Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Senior Debt Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio’s investment objective is to provide a high level of current income. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2010, Eaton Vance Floating-Rate Advantage Fund held a 99.9% interest in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Portfolio based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Portfolio. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Portfolio. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans are valued in the same manner as Senior Loans.

Debt obligations (including short-term obligations with a remaining maturity of more than sixty days are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. Investments for which valuations or market

37

Senior Debt Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Portfolio’s federal tax returns filed in the 3-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Unfunded Loan Commitments — The Portfolio may enter into certain credit agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Portfolio of Investments. At October 31, 2010, the Portfolio had sufficient cash and/or securities to cover these commitments.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

38

Senior Debt Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

I  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

J  Forward Foreign Currency Exchange Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The Portfolio enters into forward contracts for hedging purposes as well as non-hedging purposes. The forward foreign currency exchange contract is adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contract has been closed or offset by another contract with the same broker for the same settlement date and currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Portfolio is the amount included in the Portfolio’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. Pursuant to the investment advisory agreement and subsequent fee reduction agreement between the Portfolio and BMR, the fee is computed at an annual rate of 0.50% of the Portfolio’s average daily gross assets up to and including $1 billion, 0.45% over $1 billion up to and including $2 billion, and at reduced rates as daily gross assets exceed that level, and is payable monthly. The fee reduction cannot be terminated without the consent of the Trustees and shareholders. Prior to its liquidation in February 2010, the portion of the adviser fee payable by Cash Management Portfolio, an affiliated investment company, on the Portfolio’s investment of cash therein was credited against the Portfolio’s investment adviser fee. The Portfolio currently invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the year ended October 31, 2010, the Portfolio’s investment adviser fee totaled $7,974,088 of which $11,789 was allocated from Cash Management Portfolio and $7,962,299 was paid or accrued directly by the Portfolio. For the year ended October 31, 2010, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management Portfolio was 0.61% of the Portfolio’s average daily net assets.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, paydowns and principal repayments on Senior Loans, aggregated $616,064,890 and $674,285,136, respectively, for the year ended October 31, 2010.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,749,011,170

Gross unrealized appreciation	$34,324,804
Gross unrealized depreciation	(65,895,019)

Net unrealized depreciation	$(31,570,215)

The net unrealized depreciation on foreign currency transactions at October 31, 2010 on a federal income tax basis was $1,483,548.

39

Senior Debt Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

5   Restricted Securities

At October 31, 2010, the Portfolio owned the following securities (representing less than 0.1% of net assets) which were restricted as to public resale and not registered under the Securities Act of 1933 (excluding Rule 144A securities). The Portfolio has various registration rights (exercisable under a variety of circumstances) with respect to these securities. The value of these securities is determined based on valuations provided by brokers when available, or if not available, they are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

	Date of
Description	Acquisition	Shares	Cost		Value

Common Stocks

Environmental Systems Products Holdings, Inc.	10/24/00	1,242	$0	(1)	$10,979
Safelite Realty Corp.	9/29/00 – 11/10/00	20,048	0	(1)	0

			$0		$10,979

Preferred Stocks

Environmental Systems Products Holdings, Inc., Series A	10/25/07	569	$9,957		$65,759

			$9,957		$65,759

Total Restricted Securities			$9,957		$76,738

(1)	Less than $0.50.

6   Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at October 31, 2010 is as follows:

Forward Foreign Currency Exchange Contracts

Purchases

				Net
Settlement				Unrealized
Date	In Exchange For	Deliver	Counterparty	Appreciation

11/30/10	British Pound Sterling 475,500	United States Dollar 751,105	State Street Bank	$10,658
11/30/10	Euro 3,435,642	United States Dollar 4,734,933	State Street Bank	45,223

				$55,881

Sales

				Net
Settlement				Unrealized
Date	Deliver	In Exchange For	Counterparty	Depreciation

11/30/10	British Pound Sterling 32,539,460	United States Dollar 51,399,656	State Street Bank	$(729,349)
11/30/10	Euro 93,068,395	United States Dollar 128,265,001	State Street Bank	(1,225,034)
11/30/10	Euro 1,625,000	United States Dollar 2,255,386	State Street Bank	(5,546)

				$(1,959,929)

At October 31, 2010, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

The Portfolio is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Portfolio holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Portfolio enters into forward foreign currency exchange contracts. The Portfolio also enters into such contracts to hedge the currency risk of investments it anticipates purchasing.

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at October 31, 2010 was as follows:

	Fair Value
Derivative	Asset Derivative(1)	Liability Derivative(2)

Forward foreign currency exchange contracts	$55,881	$(1,959,929)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized depreciation.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized depreciation.

40

Senior Debt Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended October 31, 2010 was as follows:

Change in
Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
Derivative	Income(1)	Income(2)

Forward foreign currency exchange contracts	$10,207,592	$(2,157,657)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding during the year ended October 31, 2010, which is indicative of the volume of this derivative type, was approximately $173,085,000.

7   Revolving Credit Agreement

The Portfolio has entered into a Revolving Credit Agreement, as amended (the Agreement) with conduit lenders and a bank that allows it to borrow up to $400 million and to invest the borrowings in accordance with its investment practices. Borrowings under the Agreement are secured by the assets of the Portfolio. Interest is charged at a rate above the conduits’ commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, the Portfolio also pays a program fee of 0.75% per annum on its outstanding borrowings to administer the facility and a commitment fee of 0.50% per annum on the amount of the facility. Program and commitment fees for the year ended October 31, 2010 totaled $4,737,674 and are included in interest expense in the Statement of Operations. Also included in interest expense is $1,120,880 of amortization of previously paid renewal fees related to the period from November 1, 2009 through February 10, 2010, the date the Agreement was renewed. In connection with the structuring of the Agreement, the Portfolio is obligated to pay a fee of $1 million in quarterly installments of $50,000 through February 2012, of which $250,000 remains outstanding at October 31, 2010. The entire unpaid balance is payable on termination date if the Agreement is terminated by the Portfolio within the first five years and eliminated if the Agreement is terminated by the lenders at their discretion except for an event of default by the Portfolio. At October 31, 2010, the Portfolio had borrowings outstanding under the Agreement of $360,000,000 at an interest rate of 0.32%. The carrying amount of the borrowings at October 31, 2010 approximated its fair value. For the year ended October 31, 2010, the average borrowings under the Agreement and the average interest rate were $356,369,863 and 0.34%, respectively.

8   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Portfolio, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

9   Credit Risk

The Portfolio invests primarily in below investment grade floating-rate loans and floating-rate debt obligations, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

10   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation

41

Senior Debt Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2010, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Senior Floating-Rate Interests (Less Unfunded Loan Commitments)	$—	$1,624,654,764	$1,517,576	$1,626,172,340
Corporate Bonds & Notes	—	35,288,891	74,220	35,363,111
Asset-Backed Securities	—	1,767,715	—	1,767,715
Common Stocks	109,228	19,076,158	1,380,581	20,565,967
Preferred Stocks	—	—	65,759	65,759
Warrants	—	15,050	—	15,050
Short-Term Investments	—	33,491,013	—	33,491,013

Net Investments	$109,228	$1,714,293,591	$3,038,136	$1,717,440,955

Forward Foreign Currency Exchange Contracts	$—	$55,881	$—	$55,881

Total	$109,228	$1,714,349,472	$3,038,136	$1,717,496,836

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(1,959,929)	$—	$(1,959,929)

Total	$—	$(1,959,929)	$—	$(1,959,929)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Investments
	in Senior	Investments in
	Floating-	Corporate	Investments	Investments
	Rate	Bonds &	in Common	in Preferred
	Interests	Notes	Stocks	Stocks	Total

Balance as of October 31, 2009	$2,494,862	$309,480	$616,321	$45,520	$3,466,183
Realized gains (losses)	(1,372,485)	—	—	(217,432)	(1,589,917)
Change in net unrealized appreciation (depreciation)*	(194,244)	(284,971)	29,045	237,671	(212,499)
Net purchases (sales)	(727,242)	47,700	947,333	—	267,791
Accrued discount (premium)	8,224	2,011	—	—	10,235
Net transfers to (from) Level 3	1,308,461	—	(212,118)	—	1,096,343

Balance as of October 31, 2010	$1,517,576	$74,220	$1,380,581	$65,759	$3,038,136

Change in net unrealized appreciation (depreciation) on investments still held as of October 31, 2010*	$(347,410)	$(284,971)	$29,045	$20,239	$(583,097)

*	Amount is included in the related amount on investments in the Statement of Operations.

42

Senior Debt Portfolio as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Senior Debt Portfolio:
We have audited the accompanying statement of assets and liabilities of Senior Debt Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2010, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the supplementary data for each of the periods presented. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of October 31, 2010, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Senior Debt Portfolio as of October 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the supplementary data for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 21, 2010

43

Eaton Vance Floating-Rate Advantage Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

44

Eaton Vance Floating-Rate Advantage Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Senior Debt Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Floating-Rate Advantage Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Portfolio. In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing special considerations relevant to investing in senior floating rate loans. The Board noted the experience of the Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Portfolio, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods of the Adviser to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

45

Eaton Vance Floating-Rate Advantage Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2009 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Portfolio and by the Fund (referred to collectively as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio of the Fund for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. In considering the Fund’s total expense ratio and management fees, the Board noted the impact of the Fund’s use of leverage. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the fund complex level.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services the Fund, the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund and the Portfolio, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Portfolio, the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

46

Eaton Vance Floating-Rate Advantage Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Senior Debt Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee and President of the Trust	Trustee since 2007 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 184 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	184	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	184	None

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	184	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Since 2003	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	184	None

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	184	None

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	184	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

47

Eaton Vance Floating-Rate Advantage Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	184	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	184	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

William H. Ahern, Jr. 1959	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

John R. Baur 1970	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 37 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 1967	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Officer of 49 registered investment companies managed by EVM or BMR.

Michael A. Cirami 1975	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 1963	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 96 registered investment companies managed by EVM or BMR.

John H. Croft 1962	Vice President of the Trust	Since 2010	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 1972	Vice President of the Trust	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Christine M. Johnston 1972	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Aamer Khan 1960	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas H. Luster 1962	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Scott H. Page 1959	President of the Portfolio	Since 2002	Vice President of EVM and BMR. Officer of 10 registered investment companies managed by EVM or BMR.

48

Eaton Vance Floating-Rate Advantage Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Jeffrey A. Rawlins 1961	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 33 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 1957	Vice President of the Trust	Since 2001	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Craig P. Russ 1963	Vice President of the Portfolio	Since 2007	Vice President of EVM and BMR. Officer of 5 registered investment companies managed by EVM or BMR.

Judith A. Saryan 1954	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Susan Schiff 1961	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Thomas Seto 1962	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

David M. Stein 1951	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

Eric A. Stein 1980	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Originally joined EVM in July 2002. Prior to re-joining EVM in September 2008, Mr. Stein worked at the Federal Reserve Bank of New York (2007-2008) and attended business school in Chicago, Illinois. Officer of 34 registered investment companies managed by EVM or BMR.

Dan R. Strelow 1959	Vice President of the Trust	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 33 registered investment companies managed by EVM or BMR.

Mark S. Venezia 1949	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Adam A. Weigold 1975	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 73 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Treasurer of the Trust since 2005 and of the Portfolio since 2008	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Fund (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

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Investment Adviser of Senior Debt Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Floating-Rate Advantage Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Floating-Rate Advantage Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus, if available. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus, if available, contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

3232-12/10	FRASRC

Eaton Vance
Investment Managers

Annual Report October 31, 2010

EATON VANCE BUILD AMERICA BOND FUND

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Build America Bond Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions

Craig Brandon, CFA
Portfolio Manager

Cynthia Clemson, CFA
Portfolio Manager
•	The 12-month period ending October 31, 2010, opened with early signs of economic recovery and significantly less volatility in the credit markets than in the previous period. Economic growth, while slow, returned during the period, with GDP (gross domestic product) for all four quarters posting positive results.
•	Throughout the year, the Federal Reserve Board (the Fed) held policy rates between 0.00% and 0.25%, acknowledging the slow pace of economic recovery and employment, as well as the relative stability of the inflation outlook. The Fed also telegraphed its intention to institute a second round of quantitative easing, which would entail purchasing significant amounts of longer-term Treasury securities in an effort to accelerate economic recovery.
•	There was significant movement in all but the shortest yields on the U.S. Treasury curve during the year, the most significant coming in the 3- to 10-year portion of the curve, where there was a decline in yields of between 80 basis points (0.80%) and 115 basis points (1.15%).
•	Demand for Build America Bonds was generally strong throughout the period. While there was an abundance of new issues of these taxable municipal securities being offered at attractive rates of return, demand kept pace with the issuance. Demand was driven not only by attractive new issue opportunities, but also by the forward-looking uncertainty regarding the continuation of the Build America Bond program, which is scheduled to terminate at year end 2010. Bond prices moved higher for most of the period in response to the heavy demand, but ran out of steam and traded lower at the end of the period, particularly within the higher credit-quality sector. Toward the end of the 12-months, however, bonds at the high end of the credit-quality spectrum traded down somewhat as investors seemed to judge them as expensive compared with lower credit-quality bonds.
Management Discussion
•	From the date of its commencement of operations on November 17, 2009, through October 31, 2010, the Eaton Vance Build America Bond Fund[1] outperformed its benchmark, the Barclays Capital U.S. Aggregate Local Authorities Index (the Index). Several factors contributed to this excess performance versus the Index. As a new asset class, Build America Bonds offered investors, such as this Fund, an attractive risk-reward premium for entering this new asset class. As the market developed, the premium was tempered; however, the premium helped the Fund outpace the Index, because the Index is not composed entirely of Build America Bonds.
•	The Fund’s concentration in issues at the high end of the credit-quality spectrum also contributed to its
Total Return Performance
11/17/09 – 10/31/10

Class A3	12.64%
Class C3	11.91
Class I3	12.81
Barclays Capital U.S. Aggregate Local Authorities Index[2]	6.85
See page 3 for more performance information.

[1]	The Fund currently invests in a separate registered investment company, Build America Bond Portfolio, with the same objective and policies as the Fund. References to investments are to the Portfolio’s holdings.

[2]	It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

[3]	Returns are cumulative since share class inception and do not include the 4.75% maximum sales charge for the Fund’s Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. Absent a contractual reimbursement by the administrator of the Fund, the returns would be lower. Class I shares are offered at net asset value.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Fund information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Build America Bond Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
solid performance during the year, as high-quality Build America Bonds performed very well for most of the period. In the closing months of the fiscal year, however, these bonds gave back a portion of their earlier gains, thus diminishing some of the Fund’s overall performance.
•	A further upside contribution to the Fund’s relative outperformance came from its selective purchases of some issues that were not contained in the Index. These out-of-index purchases were made because management deemed the issues to offer better relative value, and their subsequent price appreciation helped the Fund outperform.

•	At the end of October 2010, the Fund was invested solely in securities rated A or higher, with approximately 90% rated AAA or AA. The top sectors in terms of concentration were general obligations, water and sewer, and transportation bonds.

•	The Fund takes a relative-value approach. This means that management examines individual bonds to evaluate whether they represent good relative value compared with other bonds in the marketplace. Although Build America Bonds are generally high-quality, management believes research is crucial to understanding relative value. Employing a bottom-up process, management has sought to diversify across different states, sectors and issuers. However, the very legislation that created Build America Bonds made this asset class more concentrated than the traditional municipal market.

•	Going forward, management recognizes that state and local governments face significant budget deficits and challenges surrounding pension reform. These deficits were amplified during the past two years by steep declines in tax revenues. Management will continue to monitor new developments, including those affecting the longevity of the Build America Bond program. Management also will maintain a long-term perspective as it manages the Fund with the same income-focused, relative value approach Eaton Vance has always employed. Eaton Vance believes this approach will serve investors well over the long term.
Fund Statistics

•	Number of Issues:	74
•	Average Maturity:	27.5	years
•	Average Effective Maturity:	22.5	years
•	Average Dollar Price:	$ 104.61
Portfolio Composition1
Diversification by Sectors

By total investments
Rating Distribution

By total investments

[1]	As a percentage of the Portfolio’s total investments as of 10/31/10. Ratings are based on Moody’s, S&P or Fitch, as applicable. Credit ratings are based largely on the rating agency’s investment analysis at the time of rating and the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition. The rating assigned to a security by a rating agency does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. If securities are rated differently by the rating agencies, the higher rating is applied.

2

Eaton Vance Build America Bond Fund as of October 31, 2010
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the Barclays Capital U.S. Aggregate Local Authorities Index, the local government component of the Barclays Capital U.S. Aggregate Bond Index, which is an unmanaged index of domestic investment-grade bonds. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A of the Fund and in the Barclays Capital U.S. Aggregate Local Authorities Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class C	Class I
Share Class Symbol	EBABX	ECBAX	EIBAX

Cumulative Total Returns (at net asset value)
Life of Fund†	12.64%	11.91%	12.81%

SEC Cumulative Total Returns (including sales charge or applicable CDSC)
Life of Fund†	7.27%	10.91%	12.81%

†	Inception Dates – Class A: 11/17/09; Class C: 11/17/09; Class I: 11/17/09. Returns are cumulative since inception of each share class.

Total Annual
Operating Expenses[2]	Class A	Class C	Class I

Gross Expense Ratio	1.15%	1.90%	0.90%
Net Expense Ratio	0.95	1.70	0.70

Distribution Rates/Yields	Class A	Class C	Class I

Distribution Rate[3]	4.50%	3.69%	4.77%
SEC 30-Day Yield[4]	4.33	3.67	4.81
Index Performance5 (Cumulative Total Return 11/17/09 — 10/31/10)

Barclays Capital U.S. Aggregate Local Authorities Index	6.85%

*	Source: Lipper, Inc. Class A of the Fund commenced investment operations on 11/17/09.

A $10,000 hypothetical investment at net asset value in Class C shares and Class I shares on 11/17/09 (commencement of operations) would have been valued at $11,191 ($11,091 after deduction of the applicable contingent deferred sales charge) and $11,281, respectively, on 10/31/10. It is not possible to invest directly in an Index. The Index’s total return does not reflect the commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Absent a reduction of expenses by the investment adviser and administrator, the returns would have been lower. Index returns are available as of month end only.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

[1]	Cumulative Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered at net asset value. The SEC Cumulative Total Return for Class A shares reflects the maximum 4.75% sales charge. The SEC Cumulative Total Return for Class C shares reflects a 1% CDSC for the first year. [2] Source: Prospectus dated 11/17/09. Net Expense Ratio reflects a contractual expense limitation that continues through February 28, 2013. Thereafter, the expense limitation may be changed or terminated at any time. Without this expense limitation, performance would have been lower. [3] The Fund’s distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. [4] The Fund’s SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing that result. [5] It is not possible to invest directly in an Index. The Index’s total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

3

Eaton Vance Build America Bond Fund as of October 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 – October 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Build America Bond Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/10)	(10/31/10)	(5/1/10 – 10/31/10)

Actual
Class A	$1,000.00	$1,058.20	$4.93	**
Class C	$1,000.00	$1,054.10	$8.80	**
Class I	$1,000.00	$1,059.60	$3.63	**

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.40	$4.84	**
Class C	$1,000.00	$1,016.60	$8.64	**
Class I	$1,000.00	$1,021.70	$3.57	**

*	Expenses are equal to the Fund’s annualized expense ratio of 0.95% for Class A shares, 1.70% for Class C shares and 0.70% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2010. The Example reflects the expenses of both the Fund and the Portfolio.

**	Absent an allocation of certain expenses to affiliates, expenses would be higher.

4

Eaton Vance Build America Bond Fund as of October 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2010

Assets

Investment in Build America Bond Portfolio, at value (identified cost, $52,482,380)	$52,864,273
Receivable for Fund shares sold	1,346,938
Receivable from affiliate	8,096

Total assets	$54,219,307

Liabilities

Payable for Fund shares redeemed	$269,049
Distributions payable	25,914
Payable to affiliates:
Distribution and service fees	16,080
Trustees’ fees	42
Accrued expenses	42,828

Total liabilities	$353,913

Net Assets	$53,865,394

Sources of Net Assets

Paid-in capital	$53,478,168
Accumulated net realized loss from Portfolio	(4,536)
Accumulated undistributed net investment income	9,869
Net unrealized appreciation from Portfolio	381,893

Total	$53,865,394

Class A Shares

Net Assets	$26,861,624
Shares Outstanding	2,478,016
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.84
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$11.38

Class C Shares

Net Assets	$13,002,805
Shares Outstanding	1,199,998
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$10.84

Class I Shares

Net Assets	$14,000,965
Shares Outstanding	1,291,482
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$10.84

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Period Ended
October 31, 2010(1)

Investment Income

Interest allocated from Portfolio	$1,038,760
Expenses allocated from Portfolio	(135,095)

Total investment income from Portfolio	$903,665

Expenses

Distribution and service fees
Class A	$29,847
Class C	43,699
Trustees’ fees and expenses	542
Custodian fee	10,172
Transfer and dividend disbursing agent fees	17,429
Legal and accounting services	25,600
Printing and postage	12,613
Registration fees	89,365
Miscellaneous	10,178

Total expenses	$239,445

Deduct —
Allocation of expenses to affiliate	$163,040

Total expense reductions	$163,040

Net expenses	$76,405

Net investment income	$827,260

Realized and Unrealized Gain (Loss) from Portfolio

Net realized gain (loss) —
Investment transactions	$11,130

Net realized gain	$11,130

Change in unrealized appreciation (depreciation) —
Investments	$381,893

Net change in unrealized appreciation (depreciation)	$381,893

Net realized and unrealized gain	$393,023

Net increase in net assets from operations	$1,220,283

(1)	For the period from the start of business, November 17, 2009, to October 31, 2010.

See notes to financial statements

5

Eaton Vance Build America Bond Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Statement of Changes in Net Assets

Period Ended
Increase (Decrease) in Net Assets	October 31, 2010(1)

From operations —
Net investment income	$827,260
Net realized gain from investment transactions	11,130
Net change in unrealized appreciation (depreciation) from investments	381,893

Net increase in net assets from operations	$1,220,283

Distributions to shareholders —
From net investment income
Class A	$(536,506)
Class C	(159,496)
Class I	(145,536)

Total distributions to shareholders	$(841,538)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$33,269,028
Class C	13,346,970
Class I	15,388,845
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	476,933
Class C	130,107
Class I	67,173
Cost of shares redeemed
Class A	(7,456,060)
Class C	(559,655)
Class I	(1,176,692)

Net increase in net assets from Fund share transactions	$53,486,649

Net increase in net assets	$53,865,394

Net Assets

At beginning of period	$—

At end of period	$53,865,394

Accumulated undistributed net investment income included in net assets

At end of period	$9,869

(1)	For the period from the start of business, November 17, 2009, to October 31, 2010.

See notes to financial statements

6

Eaton Vance Build America Bond Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A
	Period Ended
	October 31, 2010(1)

Net asset value — Beginning of period	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.455
Net realized and unrealized gain	0.796

Total income from operations	$1.251

Less Distributions

From net investment income	$(0.411)

Total distributions	$(0.411)

Net asset value — End of period	$10.840

Total Return(3)	12.64	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$26,862
Ratios (as a percentage of average daily net assets):
Expenses(5)	0.95	%(6)(7)
Net investment income	4.38	%(6)
Portfolio Turnover of Portfolio	1	%(4)

(1)	For the period from the start of business, November 17, 2009, to October 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Annualized.

(7)	The investment adviser of the Portfolio and administrator subsidized certain operating expenses equal to 1.16% of average daily net assets for the period from the start of business, November 17, 2009, to October 31, 2010.

See notes to financial statements

7

Eaton Vance Build America Bond Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C
	Period Ended
	October 31, 2010(1)

Net asset value — Beginning of period	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.371
Net realized and unrealized gain	0.819

Total income from operations	$1.190

Less Distributions

From net investment income	$(0.350)

Total distributions	$(0.350)

Net asset value — End of period	$10.840

Total Return(3)	11.91	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$13,003
Ratios (as a percentage of average daily net assets):
Expenses(5)	1.70	%(6)(7)
Net investment income	3.56	%(6)
Portfolio Turnover of Portfolio	1	%(4)

(1)	For the period from the start of business, November 17, 2009, to October 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Annualized.

(7)	The investment adviser of the Portfolio and administrator subsidized certain operating expenses equal to 1.16% of average daily net assets for the period from the start of business, November 17, 2009, to October 31, 2010.

See notes to financial statements

8

Eaton Vance Build America Bond Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I
	Period Ended
	October 31, 2010(1)

Net asset value — Beginning of period	$10.000

Income (Loss) From Operations

Net investment income(2)	$0.460
Net realized and unrealized gain	0.808

Total income from operations	$1.268

Less Distributions

From net investment income	$(0.428)

Total distributions	$(0.428)

Net asset value — End of period	$10.840

Total Return(3)	12.81	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$14,001
Ratios (as a percentage of average daily net assets):
Expenses(5)	0.70	%(6)(7)
Net investment income	4.45	%(6)
Portfolio Turnover of Portfolio	1	%(4)

(1)	For the period from the start of business, November 17, 2009, to October 31, 2010.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Not annualized.

(5)	Includes the Fund’s share of the Portfolio’s allocated expenses.

(6)	Annualized.

(7)	The investment adviser of the Portfolio and administrator subsidized certain operating expenses equal to 1.16% of average daily net assets for the period from the start of business, November 17, 2009, to October 31, 2010.

See notes to financial statements

9

Eaton Vance Build America Bond Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Build America Bond Fund (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund commenced operations on November 17, 2009. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in Build America Bond Portfolio (the Portfolio), a Massachusetts business trust, having the same investment objective and policies as the Fund. The value of the Fund’s investment in the Portfolio reflects the Fund’s proportionate interest in the net assets of the Portfolio (99.8% at October 31, 2010). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

B  Income — The Fund’s net investment income or loss consists of the Fund’s pro-rata share of the net investment income or loss of the Portfolio, less all actual and accrued expenses of the Fund.

C  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of October 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Fund’s initial period of operations from November 17, 2009 to October 31, 2010 remains subject to examination by the Internal Revenue Service.

D  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The

10

Eaton Vance Build America Bond Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

H  Other — Investment transactions are accounted for on a trade date basis. Dividends to shareholders are recorded on the ex-dividend date.

2   Distributions to Shareholders

The Fund declares dividends daily to shareholders of record at the time of declaration. Distributions are generally paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards from prior years, if any) are made at least annually. Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

Period Ended
October 31, 2010

Distributions declared from:
Ordinary income	$841,538

During the period ended October 31, 2010, accumulated net realized gain was decreased by $15,666, paid-in capital was decreased by $8,481 and accumulated distributions in excess of net investment income was decreased by $24,147 due to differences between book and tax accounting, primarily for amortization of premium and non-deductible expenses. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$46,836
Net unrealized appreciation	$366,304
Other temporary differences	$(25,914)

The differences between components of distributable earnings (accumulated loss) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to the timing of recognizing distributions to shareholders and amortization of premium.

3   Transactions with Affiliates

Eaton Vance Management (EVM) serves as the administrator to the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio’s Notes to Financial Statements which are included elsewhere in this report. EVM has agreed to reimburse the Fund’s operating expenses to the extent that they exceed 0.95%, 1.70% and 0.70% annually of the Fund’s average daily net assets for Class A, Class C and Class I, respectively. This agreement may be changed or terminated after February 28, 2013. Pursuant to this agreement, EVM was allocated $163,040 of the Fund’s operating expenses for the period ended October 31, 2010. EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the period ended October 31, 2010, EVM earned $590 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $72,534 as its portion of the sales charge on sales of Class A shares for the period ended October 31, 2010. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund and the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Certain officers and Trustees of the Fund and the Portfolio are officers of the above organizations.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the period ended October 31, 2010 amounted to $29,847 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class C Plan requires the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding

11

Eaton Vance Build America Bond Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class C, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by Class C. For the period ended October 31, 2010, the Fund paid or accrued to EVD $32,794 for Class C shares representing 0.75% (annualized) of the average daily net assets of Class C shares. At October 31, 2010, the amount of Uncovered Distribution Charges of EVD calculated under the Class C Plan was approximately $785,000.

The Class C Plan also authorizes the Fund to make payments of service fees to EVD, financial intermediaries and other persons equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the period ended October 31, 2010 amounted to $10,905 for Class C shares.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class C Plan. CDSCs received on Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the period ended October 31, 2010, the Fund was informed that EVD received approximately $1,000 of CDSCs paid by Class C shareholders and no CDSCs paid by Class A shareholders.

6   Investment Transactions

For the period ended October 31, 2010, increases and decreases in the Fund’s investment in the Portfolio aggregated $56,993,005 and $5,425,421, respectively.

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

Period Ended
Class A	October 31, 2010(1)

Sales	3,116,228
Issued to shareholders electing to receive payments of distributions in Fund shares	43,491
Redemptions	(681,703)

Net increase	2,478,016

Period Ended
Class C	October 31, 2010(1)

Sales	1,239,315
Issued to shareholders electing to receive payments of distributions in Fund shares	11,851
Redemptions	(51,168)

Net increase	1,199,998

Period Ended
Class I	October 31, 2010(1)

Sales	1,392,224
Issued to shareholders electing to receive payments of distributions in Fund shares	6,139
Redemptions	(106,881)

Net increase	1,291,482

(1)	For the period from the start of business, November 17, 2009, to October 31, 2010.

12

Eaton Vance Build America Bond Fund as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Build America Bond Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Build America Bond Fund (the “Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), as of October 31, 2010, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period from the start of business, November 17, 2009, to October 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Build America Bond Fund as of October 31, 2010, and the results of its operations, the changes in its net assets, and the financial highlights for the period from the start of business, November 17, 2009, to October 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2010

13

Eaton Vance Build America Bond Fund as of October 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund.

14

Build America Bond Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS

Taxable Municipal Securities — 99.1%(1)

Principal Amount
(000’s omitted)	Security	Value

Education — 5.2%

$75	University of Michigan, 5.513%, 4/1/30	$81,306
125	University of Minnesota, 5.768%, 2/1/30	129,141
200	University of Texas, 5.262%, 7/1/39	205,756
1,875	University of Texas, 6.276%, 8/15/41	2,007,582
260	University of Virginia, 6.20%, 9/1/39	307,806

		$2,731,591

General Obligations — 25.2%

$140	California, 7.55%, 4/1/39	$147,286
125	California, 7.95%, 3/1/36	131,640
100	Chicago, IL, 6.207%, 1/1/36	98,142
1,025	Commonwealth of Massachusetts, 5.456%, 12/1/39	1,063,284
740	Connecticut, 5.632%, 12/1/29	778,273
1,000	County of Forsyth, NC, 5.166%, 4/1/30	1,020,600
250	Dallas, TX, 5.613%, 2/15/30	265,927
1,000	Denton County, TX, 5.968%, 7/15/35	1,041,220
75	Denver, CO, City & County School District No. 1, 5.664%, 12/1/33	79,443
1,000	Detroit, MI, City School District, 7.747%, 5/1/39	1,121,300
150	Florida State Board of Education, 5.90%, 6/1/39	153,869
125	Hawaii, 5.53%, 2/1/30	131,690
250	Howard, MD, 5.55%, 2/15/30	274,397
250	Kauai, HI, 5.763%, 8/1/33	265,550
1,000	Metropolitan Government of Nashville and Davidson County, TN, 5.707%, 7/1/34	1,047,660
760	Montgomery County, PA, 6.03%, 9/1/39	806,717
75	New Hampshire, 5.50%, 3/1/29	81,446
1,470	New York, NY, 5.985%, 12/1/36	1,512,057
100	Norfolk, VA, 5.962%, 3/1/31	106,967
215	Ohio, 5.462%, 9/1/30	230,489
200	Oxford, MI, 6.50%, 5/1/39	203,256
800	Santa Monica, CA, Community College District, 6.763%, 8/1/34	836,672
400	Southwest Regional Sanitary Sewer & Water Authority, MI, 6.50%, 4/1/40	411,312
250	Texas, 5.517%, 4/1/39	270,687
1,000	Washington, 5.09%, 8/1/33	994,190
275	Washington, 5.481%, 8/1/39	282,650

		$13,356,724

Hospital — 1.5%

$250	King County, WA, Public Hospital District No. 1, 7.90%, 6/15/30	$255,157
500	King County, WA, Public Hospital District No. 1, 8.00%, 6/15/40	512,385

		$767,542

Insured-Electric Utilities — 0.5%

$250	Kentucky Municipal Power Agency, (AGC), 6.49%, 9/1/37	$261,055

		$261,055

Lease Revenue / Certificates of Participation — 4.4%

$1,525	New Jersey Transportation Trust Fund Authority, 6.561%, 12/15/40	$1,638,948
500	Oregon Department of Administrative Services, 6.18%, 5/1/35	514,100
150	Virginia Public Building Authority, Public Facilities Revenue, 5.75%, 8/1/30	154,960

		$2,308,008

Other Revenue — 1.0%

$250	Battery Park City Authority, NY, 6.375%, 11/1/39	$258,733
250	Florida State Board of Education, 6.584%, 7/1/29	267,225

		$525,958

Public Power / Electric Utilities — 9.6%

$1,000	Indiana Municipal Power Agency, 5.594%, 1/1/42	$971,770
1,015	Municipal Electric Authority of Georgia, 6.655%, 4/1/57	1,039,248
1,000	Nebraska Public Power District, 5.323%, 1/1/30	991,740
500	Orlando, FL, Utilities Commission, 5.662%, 10/1/40	530,890
1,500	San Antonio, TX, Electric & Gas Revenue, 6.168%, 2/1/41	1,576,215

		$5,109,863

Special Tax Revenue — 12.9%

$1,045	Central Puget Sound Regional Transportation Authority, WA, Sales & Use Tax Revenue, 5.491%, 1/1/39	$1,104,879
200	District of Columbia, 5.591%, 12/1/34	211,258
980	Massachusetts School Building Authority, 5.715%, 8/15/39	1,053,304
1,000	Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.534%, 7/1/32	973,340
1,115	Miami-Dade County, FL, Transit Sales Surtax Revenue, 5.624%, 7/1/40	1,081,126

See notes to financial statements

15

Build America Bond Portfolio as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Principal Amount
(000’s omitted)	Security	Value

Special Tax Revenue (continued)

$1,000	New York City Transitional Finance Authority, 5.508%, 8/1/37	$994,920
1,385	New York Urban Development Corp., 5.77%, 3/15/39	1,422,367

		$6,841,194

Transportation — 14.4%

$1,000	Kansas Department of Transportation, 4.596%, 9/1/35	$990,440
500	Maryland Transportation Authority, 5.604%, 7/1/30	529,105
500	Maryland Transportation Authority, 5.888%, 7/1/43	548,705
1,000	Missouri Highway & Transportation Commission, 5.445%, 5/1/33	1,028,240
780	New Jersey Turnpike Authority, 7.414%, 1/1/40	921,219
565	Oregon Department of Transportation, 5.834%, 11/15/34	608,138
1,500	Pennsylvania Turnpike Commission, 5.511%, 12/1/45	1,432,635
540	Pennsylvania Turnpike Commission, 6.378%, 2/1/37	551,783
1,000	Texas Transportation Commission, 5.178%, 4/1/30	1,038,360

		$7,648,625

Water and Sewer — 24.4%

$750	Chesapeake, VA, Water and Sewer Revenue, 6.283%, 7/1/40	$812,843
1,460	Chicago, IL, Metropolitan Water Reclamation District, 5.72%, 12/1/38	1,591,969
225	Cincinnati, OH, Water System Revenue, 6.458%, 12/1/34	241,740
1,050	East Bay, CA, Municipal Utility District Water System Revenue, 5.874%, 6/1/40	1,121,431
100	Jea, FL, Water and Sewer Revenue, 6.21%, 10/1/33	109,320
380	Knoxville, TN, Wastewater System Revenue, 6.50%, 4/1/43	403,613
1,000	Los Angeles, CA, Department of Water and Power Waterworks Revenue, 6.008%, 7/1/39	1,059,740
1,300	Metropolitan St. Louis, MO, Sewer District Wastewater System Revenue, 5.856%, 5/1/39	1,422,538
1,000	Metropolitan Water District of Southern California, 6.538%, 7/1/39	1,063,640
1,500	New York, NY, Municipal Water Finance Authority, 6.452%, 6/15/41	1,571,250
1,000	San Diego County, CA, Water Authority, 6.138%, 5/1/49	1,089,170
1,000	Washington County, OR, Clean Water Services, 5.701%, 10/1/30	1,066,020
370	Washington County, OR, Clean Water Services, 5.801%, 10/1/35	386,743
1,000	Williamsport Sanitary Authority, 5.75%, 1/1/40	984,620

		$12,924,637

Total Taxable Municipal Securities — 99.1%
(identified cost $52,084,579)		$52,475,197

Short-Term Investments — 0.0%(2)

	Interest
Description	(000’s omitted)	Value

Eaton Vance Cash Reserves Fund, LLC, 0.22%(3)(4)	$12	$12,490

Total Short-Term Investments — 0.0%
(identified cost $12,490)		$12,490

Total Investments — 99.1%
(identified cost $52,097,069)		$52,487,687

Other Assets, Less Liabilities — 0.9%		$494,783

Net Assets — 100.0%		$52,982,470

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

AGC - Assured Guaranty Corp.

At October 31, 2010, the concentration of the Portfolio’s investments in the various states, determined as a percentage of net assets, is as follows:

Texas	12.1%
New York	10.9%
California	10.3%
Others, representing less than 10% individually	65.8%

(1)	Build America Bonds. Represent taxable municipal obligations issued pursuant to the American Recovery and Reinvestment Act of 2009 or other legislation providing for the issuance of taxable municipal debt on which the issuer receives federal support.

(2)	Amount is less than 0.05%.

(3)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of October 31, 2010.

(4)	Net income allocated from the investment in Eaton Vance Cash Reserves Fund, LLC and Cash Management Portfolio, an affiliated investment company, for the fiscal year to date ended October 31, 2010 was $759 and $0, respectively.

See notes to financial statements

16

Build America Bond Portfolio as of October 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2010

Assets

Unaffiliated investments, at value (identified cost, $52,084,579)	$52,475,197
Affiliated investment, at value (identified cost, $12,490)	12,490
Interest receivable	910,592
Interest receivable from affiliated investment	100

Total assets	$53,398,379

Liabilities

Notes payable	$200,000
Payable for investments purchased	104,783
Payable to affiliates:
Investment adviser fee	42,396
Trustees’ fees	125
Accrued expenses	68,605

Total liabilities	$415,909

Net Assets applicable to investors’ interest in Portfolio	$52,982,470

Sources of Net Assets

Net proceeds from capital contributions and withdrawals	$52,591,852
Net unrealized appreciation	390,618

Total	$52,982,470

Statement of Operations

For the Period Ended
October 31, 2010(1)

Investment Income

Interest	$1,042,639
Interest allocated from affiliated investments	1,195
Expenses allocated from affiliated investments	(436)

Total investment income	$1,043,398

Expenses

Investment adviser fee	$116,033
Trustees’ fees and expenses	1,149
Custodian fee	41,376
Legal and accounting services	33,643
Miscellaneous	10,890

Total expenses	$203,091

Deduct —
Allocation of expenses to affiliate	$67,687

Total expense reductions	$67,687

Net expenses	$135,404

Net investment income	$907,994

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$11,201
Investment transactions allocated from affiliated investments	63

Net realized gain	$11,264

Change in unrealized appreciation (depreciation) —
Investments	$390,618

Net change in unrealized appreciation (depreciation)	$390,618

Net realized and unrealized gain	$401,882

Net increase in net assets from operations	$1,309,876

(1)	For the period from the start of business, November 17, 2009, to October 31, 2010.

See notes to financial statements

17

Build America Bond Portfolio as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Statement of Changes in Net Assets

Period Ended
Increase (Decrease) in Net Assets	October 31, 2010(1)

From operations —
Net investment income	$907,994
Net realized gain from investment transactions	11,264
Net change in unrealized appreciation (depreciation) from investments	390,618

Net increase in net assets from operations	$1,309,876

Capital transactions —
Contributions	$56,998,005
Withdrawals	(5,425,421)

Net increase from capital transactions	$51,572,584

Net increase in net assets	$52,882,460

Net Assets

At beginning of period	$100,010

At end of period	$52,982,470

(1)	For the period from the start of business, November 17, 2009, to October 31, 2010.

See notes to financial statements

18

Build America Bond Portfolio as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Supplementary Data

	Period Ended
	October 31, 2010(1)

Ratios/Supplemental Data

Ratios (as a percentage of average daily net assets):
Expenses	0.70	%(2)(3)
Net investment income	4.65	%(2)
Portfolio Turnover	1	%(4)

Total Return	12.90	%(4)

Net assets, end of period (000’s omitted)	$52,982

(1)	For the period from the start of business, November 17, 2009, to October 31, 2010.

(2)	Annualized.

(3)	The investment adviser subsidized certain operating expenses equal to 0.35% of average daily net assets for the period from the start of business, November 17, 2009, to October 31, 2010.

(4)	Not annualized.

See notes to financial statements

19

Build America Bond Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Build America Bond Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, open-end management investment company. The Portfolio was organized on October 19, 2009 and remained inactive until November 17, 2009 except for matters related to its organization, including the sale of initial interests of $105,010 and the expensing of $5,000 of organization costs. The Portfolio’s primary investment objective is current income and its secondary objective is capital appreciation. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At October 31, 2010, Eaton Vance Build America Bond Fund held an interest of 99.8% in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that most fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). Cash Reserves Fund generally values its investment securities utilizing the amortized cost valuation technique in accordance with Rule 2a-7 under the 1940 Act. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Reserves Fund may value its investment securities in the same manner as debt obligations described above.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and any other items of income, gain, loss, deduction or credit.

As of October 31, 2010, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio’s initial period of operations from November 17, 2009 to October 31, 2010 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Portfolio. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Portfolio maintains with

20

Build America Bond Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

SSBT. All credit balances, if any, used to reduce the Portfolio’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

G  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

H  When-Issued Securities and Delayed Delivery Transactions — The Portfolio may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Portfolio maintains security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

2   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.60% of the Portfolio’s average daily net assets up to $1 billion, and is payable monthly. On average daily net assets of $1 billion and over, the annual fee is reduced. Prior to its liquidation in February 2010, the portion of the adviser fee payable by Cash Management Portfolio, an affiliated investment company, on the Portfolio’s investment of cash therein was credited against the Portfolio’s investment adviser fee. The Portfolio currently invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. For the period ended October 31, 2010, the Portfolio’s investment adviser fee totaled $116,352 of which $319 was allocated from Cash Management Portfolio and $116,033 was paid or accrued directly by the Portfolio. For the period ended October 31, 2010, the Portfolio’s investment adviser fee, including the portion allocated from Cash Management Portfolio, was 0.60% (annualized) of the Portfolio’s average daily net assets. In addition, pursuant to a voluntary expense reimbursement, BMR was allocated $67,687 of the Portfolio’s operating expenses for the period ended October 31, 2010.

Except for Trustees of the Portfolio who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period ended October 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

3   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities, for the period ended October 31, 2010 aggregated $52,286,010 and $197,512, respectively.

4   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at October 31, 2010, as determined on a federal income tax basis, were as follows:

21

Build America Bond Portfolio as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

Aggregate cost	$52,112,889

Gross unrealized appreciation	$768,381
Gross unrealized depreciation	(393,583)

Net unrealized appreciation	$374,798

5   Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. At October 31, 2010, the Portfolio had a balance outstanding pursuant to this line of credit of $200,000 at an interest rate of 1.44%. Based on the short-term nature of the borrowings under the line of credit and variable interest rate, the carrying value of the borrowings approximated its fair value at October 31, 2010. The Portfolio’s average borrowings or allocated fees during the year ended were not significant.

6   Liquidity Risk

The ability of municipalities to issue Build America Bonds expires on December 31, 2010. If this ability is not extended beyond that date, the number of Build America Bonds available in the market will be limited and there can be no assurance that Build America Bonds will be actively traded. In addition, illiquidity may negatively affect the value of the bonds.

7   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2010, the inputs used in valuing the Portfolio’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Taxable Municipal Securities	$—	$52,475,197	$—	$52,475,197
Short-Term Investments	—	12,490	—	12,490

Total Investments	$—	$52,487,687	$—	$52,487,687

22

Build America Bond Portfolio as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Investors of Build America Bond Portfolio:
We have audited the accompanying statement of assets and liabilities of Build America Bond Portfolio (the “Portfolio”), including the portfolio of investments, as of October 31, 2010, and the related statement of operations, the statement of changes in net assets, and the supplementary data for the period from the start of business, November 17, 2009, to October 31, 2010. These financial statements and supplementary data are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. The Portfolio is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Build America Bond Portfolio as of October 31, 2010, and the results of its operations, the changes in its net assets, and the supplementary data for the period from the start of business, November 17, 2009, to October 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 15, 2010

23

Eaton Vance Build America Bond Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that for a fund to enter into an investment advisory agreement with an investment adviser, the fund’s board of trustees, including a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on October 19, 2009, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory agreement of the Build America Bond Portfolio (the “Portfolio”), the portfolio in which Eaton Vance Build America Bond Fund (the “Fund”) invests, with Boston Management and Research (the “Adviser”), an affiliate of Eaton Vance Management (“EVM”). The Board reviewed information furnished for the October 19, 2009 meeting as well as information previously furnished with respect to the approval of other investment advisory agreements for other Eaton Vance Funds. Such information included, among other things, the following:

Information about Fees and Expenses

•	The advisory and related fees to be paid by the Portfolio;
•	Comparative information concerning fees charged by the Adviser and its affiliates for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those to be used in managing the Portfolio, and concerning fees charged by other advisers for managing funds similar to the Portfolio;

Information about Portfolio Management

•	Descriptions of the investment management services to be provided to the Portfolio, including the investment strategies and processes to be employed;
•	Information concerning the allocation of brokerage and the benefits expected to be received by the Adviser as a result of brokerage allocation for the Portfolio, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the Eaton Vance Funds’ brokerage, and the implementation of the soft dollar reimbursement program established with respect to the Eaton Vance Funds;
•	The procedures and processes to be used to determine the fair value of Portfolio assets and actions to be taken to monitor and test the effectiveness of such procedures and processes;

Information about the Adviser

•	Reports detailing the financial results and condition of the Adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Portfolio, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of the Adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies or descriptions of the Adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by the Adviser and its affiliates on behalf of the Eaton Vance Funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of the Adviser and its affiliates;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services to be provided by EVM and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by the Adviser or the administrator; and
•	The terms of the advisory agreement.

24

Eaton Vance Build America Bond Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of the Portfolio’s investment advisory agreement with the Adviser, including its fee structure, is in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the terms of the advisory agreement for the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Portfolio, the Board evaluated the nature, extent and quality of services to be provided to the Portfolio by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments to be held by the Portfolio, including the education, experience and number of its investment professionals and other personnel who will provide portfolio management, investment research, and similar services to the Portfolio. The Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk and special considerations relevant to investing in income securities, including municipal bonds. The Board noted the Adviser’s in-house research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to the Portfolio by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, to be payable by the Portfolio (referred to as “management fees”). As part of its review, the Board considered the Portfolio’s management fees as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services to be provided by the Adviser, the Board concluded that the management fees proposed to be charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits projected to be realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Portfolio. The Board considered the level of profits expected to be realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits expected to be received by the Adviser and its affiliates in connection with its relationship with the Portfolio.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits expected to be realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Portfolio, on the other hand, can expect to realize benefits from economies of scale as the assets of the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board concluded that the structure of the advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Portfolio to share such benefits equitably.

25

Eaton Vance Build America Bond Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) and Build America Bond Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust’s and Portfolio’s affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust and the Portfolio, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter, the Portfolio’s placement agent and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee and President of the Trust	Trustee of the Trust since 2007, of the Portfolio since 2009 and President of the Trust since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 184 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust and Portfolio.	184	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Of the Trust since 2005 and of the Portfolio since 2009	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	184	None

Allen R. Freedman 1940	Trustee	Of the Trust since 2007 and of the Portfolio since 2009	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	184	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Of the Trust since 2003 and of the Portfolio since 2009	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	184	None

Ronald A. Pearlman 1940	Trustee	Of the Trust since 2003 and of the Portfolio since 2009	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	184	None

26

Eaton Vance Build America Bond Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of		Number of Portfolios
	with the	Office and	Principal Occupation(s)	in Fund Complex
Name and	Trust and	Length of	During Past Five Years and	Overseen By	Other Directorships Held
Year of Birth	the Portfolio	Service	Other Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Helen Frame Peters 1948	Trustee	Of the Trust since 2008 and of the Portfolio since 2009	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	184	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Lynn A. Stout 1957	Trustee	Of the Trust since 1998 and of the Portfolio since 2009	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	184	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007; Trustee of the Trust since 2005 and of the Portfolio since 2009	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	184	None

Principal Officers who are not Trustees

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

William H. Ahern, Jr. 1959	Vice President of the Trust	Since 1995	Vice President of EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

John R. Baur 1970	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 37 registered investment companies managed by EVM or BMR.

Craig R. Brandon 1966	Vice President of the Portfolio	Since 2009	Vice President of EVM and BMR. Officer of 50 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 1967	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Officer of 49 registered investment companies managed by EVM or BMR.

Michael A. Cirami 1975	Vice President of the Trust	Since 2008	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 1963	Vice President of the Trust and President of the Portfolio	Vice President of the Trust since 2005 and President of the Portfolio since 2009	Vice President of EVM and BMR. Officer of 96 registered investment companies managed by EVM or BMR.

John H. Croft 1962	Vice President of the Trust	Since 2010	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 1972	Vice President of the Trust	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

27

Eaton Vance Build America Bond Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Christine M. Johnston 1972	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Aamer Khan 1960	Vice President of the Trust	Since 2005	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas H. Luster 1962	Vice President of the Trust	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 1961	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 33 registered investment companies managed by EVM or BMR.

Duncan W. Richardson 1957	Vice President of the Trust	Since 2001	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Judith A. Saryan 1954	Vice President of the Trust	Since 2003	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Susan Schiff 1961	Vice President of the Trust	Since 2002	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Thomas Seto 1962	Vice President of the Trust	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

David M. Stein 1951	Vice President of the Trust	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

Eric A. Stein 1980	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Originally joined EVM in July 2002. Prior to re-joining EVM in September 2008, Mr. Stein worked at the Federal Reserve Bank of New York (2007-2008) and attended business school in Chicago, Illinois. Officer of 34 registered investment companies managed by EVM or BMR.

Dan R. Strelow 1959	Vice President of the Trust	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 33 registered investment companies managed by EVM or BMR.

Mark S. Venezia 1949	Vice President of the Trust	Since 2007	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Adam A. Weigold 1975	Vice President	Of the Trust since 2007 and of the Portfolio since 2009	Vice President of EVM and BMR. Officer of 73 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Of the Trust since 2005 and of the Portfolio since 2009	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary of the Trust since 2007 and of the Portfolio since 2009; and Chief Legal Officer of the Trust since 2008 and of the Portfolio since 2009	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

28

Eaton Vance Build America Bond Fund

MANAGEMENT AND ORGANIZATION CONT’D

	Position(s)	Term of
	with the	Office and
Name and	Trust and	Length of	Principal Occupation(s)
Year of Birth	the Portfolio	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Paul M. O’Neil 1953	Chief Compliance Officer	Of the Trust since 2004 and of the Portfolio since 2009	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Fund (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

29

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Investment Adviser of Build America Bond Portfolio
Boston Management and Research
Two International Place
Boston, MA 02110

Administrator of Eaton Vance Build America Bond Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Build America Bond Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus, or summary prospectus, if available. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus, if available, contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

4595-12/10	BABSRC

Eaton Vance
Investment Managers

Annual Report October 31, 2010

EATON VANCE PARAMETRIC STRUCTURED EMERGING MARKETS FUND

Annual Report October 31, 2010 EATON VANCE PARAMETRIC STRUCTURED EMERGING MARKETS FUND

IMPORTANT NOTICES

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/ broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Parametric Structured Emerging Markets Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
Thomas Seto
Parametric Portfolio
Associates LLC
Co-Portfolio Manager
David Stein, Ph.D.
Parametric Portfolio
Associates LLC
Co-Portfolio Manager
•	In a year characterized by dramatic starts and stops, international equity markets posted solid gains for the year ending October 31, 2010. Following a positive start to the year, investor concerns — including European sovereign risk contagion, credit tightening in China and the impact of the Gulf of Mexico oil spill — blunted global markets’ progress during the April-June period as many investors reduced their exposure to risk-sensitive assets and returned to the sidelines. Even a $1 trillion European Union loan package was not enough to calm pessimistic sentiment, as fears of a double-dip recession began to appear. Europe suffered the worst during this period; Asia-Pacific markets fared somewhat better; and emerging markets, as a whole, outperformed developed markets but still recorded losses.

•	The July-September period brought yet another change of direction, however, as international stocks rebounded on strengthening economic data and attractive valuations. The sovereign debt situation in southern Europe began to improve, as did the standing of the euro and other currencies versus the U.S. dollar. Emerging market growth stocks had the strongest performance; according to International Monetary Fund estimates, emerging market economies were expected to grow at a rate of 7.1% in 2010, versus a rate of 2.7% in developed countries. During the same period, capital raised in emerging markets amounted to $138 billion, twice that of developed markets.

•	For the 12-month period ending October 31, 2010, the MSCI Europe, Australasia, Far East (MSCI EAFE) Index advanced 8.36%, the MSCI All-Country Asia-Pacific Index returned 13.66% and the MSCI Emerging Markets Index gained 23.56%.
Management Discussion
•	Against this backdrop of strong emerging market performance, the Fund outperformed its benchmark, the MSCI Emerging Markets Index (the Index),[1] for the year ending October 31, 2010. The Fund’s double-digit returns (for Class A) performed in line with its Lipper peer group. Top contributors to relative performance included underweights to China and Brazil, as well as overweights to Chile and the Philippines. An overweighting in Thailand also added to returns.

•	Conversely, the Fund’s stake in other frontier markets not included in the Index — including United Arab Emirates, Slovenia, Vietnam, Jordan and Croatia — detracted the most from relative performance.

Total Return Performance
10/31/09 – 10/31/10

Class A2	25.77%
Class C2	24.91
Class I2	26.22
MSCI Emerging Markets Index[1,3]	23.56
Lipper Emerging Markets Funds Average[1]	25.81
See page 3 for more performance information.

1	It is not possible to invest directly in an Index or a Lipper Classification. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. MSCI Index returns reflect dividends net of any applicable foreign withholding taxes. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

2	These returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. Class I shares are offered at net asset value. During the period, Class A and Class I shares were subject to a 1.00% redemption fee if redeemed or exchanged within 90 days of settlement of purchase. Effective January 1, 2011, Class A and Class I shares will no longer be subject to a redemption fee.

3	Source: MSCI. MSCI data may not be reproduced or used for any other purpose. MSCI provides no warranties, has not prepared or approved this report, and has no liability hereunder.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

1

Eaton Vance Parametric Structured Emerging Markets Fund as of October 31, 2010
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	Effective November 1, 2010, the Fund’s name was changed to Eaton Vance Parametric Structured Emerging Markets Fund. Management will continue to employ its structured investment process seeking broad diversification.[1] This strategy utilizes a tiered country allocation model and periodic rebalancing to take advantage of certain quantitative and behavioral characteristics of emerging markets.

[1]	Diversification cannot assure a profit or eliminate the risk of loss.
The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Top 10 Holdings[2]
By net assets

America Movil SAB de CV, Series L	1.5%
Sberbank of Russian Federation	1.1
OAO Gazprom ADR	1.0
MTN Group, Ltd.	0.9
China Mobile, Ltd.	0.9
Petroleo Brasileiro SA, PFC Shares	0.8
Samsung Electronics Co., Ltd.	0.7
Vale SA, PFC Shares	0.6
China Construction Bank, Class H	0.5
CEZ AS	0.5

[2]	Top 10 Holdings represented 8.5% of the Fund’s net assets as of 10/31/10. Excludes cash equivalents.
Portfolio Composition
Regional Weightings3
By total common stocks

3	As a percentage of the Fund’s total common stocks as of 10/31/10.
Sector Weightings4
By net assets

4	As a percentage of the Fund’s net assets as of 10/31/10. Excludes cash equivalents.

2

Eaton Vance Parametric Structured Emerging Markets Fund as of October 31, 2010
FUND PERFORMANCE
The line graph and table set forth below provide information about the Fund’s performance. The line graph compares the performance of Class A of the Fund with that of the MSCI Emerging Markets Index, an unmanaged index of emerging markets common stocks. The lines on the graph represent the total returns of a hypothetical investment of $10,000 in each of Class A and the MSCI Emerging Markets Index. Class A total returns are presented at net asset value and maximum public offering price. The table includes the total returns of each Class of the Fund at net asset value and maximum public offering price. The performance presented below does not reflect the deduction of taxes, if any, that a shareholder would pay on distributions or redemptions of Fund shares.

Performance[1]	Class A	Class C	Class I
Share Class Symbol	EAEMX	ECEMX	EIEMX

Average Annual Total Returns (at net asset value)
One Year	25.77%	24.91%	26.22%
Life of Fund†	11.45	10.60	11.72

SEC Average Annual Total Returns (including sales charge or applicable CDSC)
One Year	18.53%	23.91%	26.22%
Life of Fund†	9.94	10.60	11.72

†	Inception Dates For All Share Classes: 6/30/06

[1]	Average Annual Total Returns do not include the 5.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charge (CDSC) for Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 5.75% sales charge and, for Class C, reflect a 1% CDSC for the first year. Class I shares are offered at net asset value. During the period, Class A and Class I shares were subject to a 1.00% redemption fee if redeemed or exchanged within 90 days of settlement of purchase. Effective January 1, 2011, Class A and Class I shares will no longer be subject to a redemption fee. Absent expense limitations for certain periods by the adviser, the sub-adviser and the administrator, the returns would be lower.

Total Annual
Operating Expenses[2]	Class A	Class C	Class I
Expense Ratio	1.60%	2.35%	1.36%

[2]	Source: Prospectus dated 3/1/10.

*	Source: MSCI. Class A of the Fund commenced invest- ment operations on 6/30/06.

A $10,000 hypothetical investment at net asset value in Class C shares and Class I shares on 6/30/06 (commencement of operations) would have been valued at $15,485 and $16,174, respectively, on 10/31/10. It is not possible to invest directly in an Index. The Index’s total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.
Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

3

Eaton Vance Parametric Structured Emerging Markets Fund as of October 31, 2010

FUND EXPENSES

Example: As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (May 1, 2010 – October 31, 2010).

Actual Expenses: The first section of the table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

Eaton Vance Parametric Structured Emerging Markets Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(5/1/10)	(10/31/10)	(5/1/10 – 10/31/10)

Actual
Class A	$1,000.00	$1,112.40	$7.83
Class C	$1,000.00	$1,108.60	$11.80
Class I	$1,000.00	$1,114.40	$6.56

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,017.80	$7.48
Class C	$1,000.00	$1,014.00	$11.27
Class I	$1,000.00	$1,019.00	$6.26

*	Expenses are equal to the Fund’s annualized expense ratio of 1.47% for Class A shares, 2.22% for Class C shares and 1.23% for Class I shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on April 30, 2010.

4

Eaton Vance Parametric Structured Emerging Markets Fund as of October 31, 2010

PORTFOLIO OF INVESTMENTS

Common Stocks — 98.1%

Security	Shares	Value

Argentina — 0.8%

Banco Macro SA, Class B ADR	43,450	$2,165,983
BBVA Banco Frances SA ADR	57,188	689,115
Cresud SA ADR	157,930	3,106,483
Grupo Financiero Galicia SA, Class B ADR(1)	88,700	1,155,761
IRSA Inversiones y Representaciones SA ADR	39,010	597,633
MercadoLibre, Inc.(1)	47,400	3,134,562
Petrobras Energia SA ADR	67,925	1,221,971
Telecom Argentina SA ADR	119,360	2,845,542

		$14,917,050

Botswana — 0.5%

Barclays Bank of Botswana	748,991	$778,988
Botswana Insurance Holdings Ltd.	326,490	522,792
First National Bank of Botswana	4,730,800	1,882,977
Letshego	11,668,870	3,559,005
Sechaba Breweries Ltd.	877,800	1,378,804
Standard Chartered Bank	531,120	1,052,946

		$9,175,512

Brazil — 6.4%

AES Tiete SA, PFC Shares	54,200	$747,509
All America Latina Logistica SA (Units)	214,800	2,044,030
Anhanguera Educacional Participacoes SA	33,800	669,917
B2W Companhia Global do Varejo	16,970	310,396
Banco Bradesco SA, PFC Shares	261,001	5,380,277
Banco do Brasil SA	149,198	2,904,460
Banco do Estado do Rio Grande do Sul, PFC Shares	65,400	718,888
Banco Santander Brasil SA	81,000	1,149,044
BM&F Bovespa SA	301,051	2,523,071
BR Malls Participacoes SA	44,000	420,514
Bradespar SA, PFC Shares	31,500	807,184
Braskem SA, PFC Shares(1)	46,960	481,669
BRF-Brasil Foods SA	157,440	2,285,255
Brookfield Incorporacoes SA	60,000	326,766
Centrais Eletricas Brasileiras SA, Class B, PFC Shares	141,300	2,284,501
Cia Brasileira de Distribuicao Grupo Pao de Acucar, PFC Shares	23,362	915,079
Cia Brasileira de Distribuicao Grupo Pao de Acucar, Class B, PFC Shares	407	15,942
Cia de Bebidas das Americas, PFC Shares	39,758	5,529,830
Cia de Companhia de Concessoes Rodoviarias (CCR)	57,600	1,558,313
Cia de Saneamento Basico do Estado de Sao Paulo	38,020	853,063
Cia de Saneamento de Minas Gerais-Copasa MG	17,900	274,769
Cia de Transmissao de Energia Eletrica Paulista, PFC Shares	8,890	277,110
Cia Energetica de Minas Gerais, PFC Shares	135,154	2,379,881
Cia Energetica de Sao Paulo, PFC Shares	65,700	1,045,219
Cia Hering	11,100	546,742
Cia Paranaense de Energia-Copel, PFC Shares	36,100	848,837
Cia Siderurgica Nacional SA (CSN)	99,200	1,648,180
Cielo SA	224,800	1,934,261
Contax Participacoes SA, PFC Shares	24,300	423,889
Cosan SA Industria e Comercio	40,000	631,653
CPFL Energia SA	56,800	1,332,560
Cyrela Brazil Realty SA	84,100	1,162,354
Diagnosticos da America SA	65,700	811,445
Duratex SA	39,187	451,723
EcoRodovias Infraestrutura e Logistica SA(1)	55,900	424,108
EDP-Energias do Brasil SA	17,900	392,678
Eletropaulo Metropolitana SA, Class B, PFC Shares	38,280	668,656
Empresa Brasileira de Aeronautica SA	242,400	1,726,439
Estacio Participacoes SA	13,900	207,727
Fibria Celulose SA(1)	29,457	527,707
Gafisa SA	118,300	981,021
Gerdau SA, PFC Shares	89,600	1,159,325
Gol Linhas Aereas Inteligentes SA, PFC Shares	37,400	645,586
Hypermarcas SA(1)	70,500	1,160,972
Itau Unibanco Holding SA, PFC Shares	309,022	7,542,441
Itausa-Investimentos Itau SA	12,545	99,531
Itausa-Investimentos Itau SA, PFC Shares	422,895	3,355,204
JBS SA	184,600	710,042
Light SA	28,600	360,296
LLX Logistica SA(1)	163,000	899,218
Localiza Rent a Car SA	38,100	630,780
Lojas Americanas SA, PFC Shares	121,970	1,312,022
Lojas Renner SA	28,700	1,134,294
Lupatech SA(1)	21,200	266,200
Marcopolo SA, PFC Shares	197,100	795,216
Marfrig Frigorificos e Comercio de Alimentos SA	56,355	509,757
Metalurgica Gerdau SA, PFC Shares	32,700	503,684
MMX Mineracao e Metalicos SA(1)	30,100	241,997
MRV Engenharia e Participacoes SA	89,400	872,811
Natura Cosmeticos SA	47,700	1,366,224
OGX Petroleo e Gas Participacoes SA(1)	158,600	2,081,957
PDG Realty SA Empreendimentos e Participacoes	135,700	1,697,547
Petroleo Brasileiro SA	43,200	725,378
Petroleo Brasileiro SA, PFC Shares	946,000	14,382,227
Randon Participacoes SA, PFC Shares	70,700	593,359
Redecard SA	143,300	1,854,143
Rossi Residencial SA	65,000	636,888

See notes to financial statements

5

Eaton Vance Parametric Structured Emerging Markets Fund as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Brazil (continued)

Souza Cruz SA	21,900	$1,125,848
Suzano Papel e Celulose SA	36,625	351,107
TAM SA, PFC Shares	31,400	766,394
Tele Norte Leste Participacoes SA, PFC Shares	119,000	1,823,178
Telemar Norte Leste SA, PFC Shares(1)	7,300	206,983
Telesp-Telecomunicacoes de Sao Paulo SA, PFC Shares	20,400	486,034
Tim Participacoes SA, PFC Shares	338,600	1,109,217
Totvs SA	11,798	1,089,388
Tractebel Energia SA	58,300	888,061
Transmissora Alianca de Energia Electrica SA(1)	4,817	94,637
Ultrapar Participacoes SA, PFC Shares	13,846	841,200
Usinas Siderurgicas de Minas Gerais SA, PFC Shares	81,450	1,016,987
Vale Fertilizantes SA, PFC Shares(1)	25,300	286,435
Vale SA	34,400	1,084,420
Vale SA ADR	30,700	986,698
Vale SA, PFC Shares	433,540	12,175,225
Vivo Participacoes SA, PFC Shares(1)	58,775	1,693,804
Weg SA	92,300	1,192,631

		$123,378,013

Bulgaria — 0.2%

CB First Investment Bank AD(1)	235,000	$294,375
Central Cooperative Bank AD(1)	227,900	165,275
Chimimport AD(1)	329,922	539,849
Corporate Commercial Bank AD	10,400	435,250
MonBat AD(1)	60,235	267,883
Petrol AD(1)	102,500	190,362
Sopharma AD(1)	354,600	995,194
Vivacom(1)	44,690	82,521

		$2,970,709

Chile — 3.2%

Administradora de Fondos de Pensiones Provida SA	152,900	$734,601
AES Gener SA	1,484,000	819,135
Almendral SA	2,512,600	297,927
Antarchile SA, Series A	61,104	1,320,391
Banco de Chile	33,293,645	4,778,113
Banco de Chile ADR	2,580	221,880
Banco de Credito e Inversiones	34,275	2,074,088
Banco Santander Chile SA	33,103,610	2,947,280
Banmedica SA	76,180	120,698
Besalco SA	279,800	429,010
Cap SA	40,612	2,067,339
Cencosud SA	502,731	3,925,033
Cia Cervecerias Unidas SA	84,590	942,483
Cia General de Electricidad SA	134,950	849,455
Cia SudAmericana de Vapores SA(1)	485,299	646,867
Colbun SA	3,335,910	919,992
Corpbanca SA	58,054,570	913,871
Embotelladora Andina SA, Class B, PFC Shares	167,941	830,864
Empresa Nacional de Electricidad SA	1,608,063	2,830,507
Empresas CMPC SA	64,260	3,468,188
Empresas Copec SA	260,776	4,920,704
Empresas La Polar SA	160,000	1,141,212
Enersis SA	6,322,821	2,888,863
ENTEL SA	51,500	819,115
Grupo Security SA	830,289	409,076
Invercap SA	19,700	265,808
Inversiones Aguas Metropolitanas SA	306,600	476,307
Lan Airlines SA	94,495	2,935,401
Madeco SA	5,047,652	299,258
Minera Valparaiso SA	12,324	457,914
Parque Arauco SA	302,900	647,103
Quinenco SA	162,900	552,824
Ripley Corp. SA	443,500	619,939
S.A.C.I. Falabella SA	533,800	5,347,276
Salfacorp SA	355,500	1,042,916
Sigdo Koppers SA	294,200	598,745
Sociedad de Inversiones Oro Blanco SA	13,300,000	285,223
Sociedad de Inversiones Pampa Calichera SA, Class A	244,730	445,282
Sociedad Quimica y Minera de Chile SA, Series B	49,140	2,541,638
Socovesa SA	575,700	363,674
Sonda SA	606,900	1,315,043
Vina Concha y Toro SA	369,122	889,696

		$60,400,739

China — 9.5%

Agile Property Holdings, Ltd.	200,000	$263,805
Agricultural Bank of China, Ltd., Class H(1)	3,306,000	1,744,433
Air China, Ltd., Class H(1)	706,000	950,259
Alibaba.com Ltd.(1)	445,000	866,643
Aluminum Corp. of China Ltd., Class H(1)	934,000	886,838
American Oriental Bioengineering, Inc.(1)	119,300	324,496
Angang Steel Co., Ltd., Class H	214,000	336,212
Anhui Conch Cement Co., Ltd., Class H	210,000	883,894
Anta Sports Products, Ltd.	379,000	783,898
AsiaInfo-Linkage, Inc.(1)	10,400	231,088
Baidu, Inc. ADR(1)	70,100	7,711,701
Bank of China, Ltd., Class H	9,041,000	5,442,013
Bank of Communications, Ltd., Class H	1,019,000	1,119,079
Beijing Capital International Airport Co., Ltd., Class H	772,000	425,981

See notes to financial statements

6

Eaton Vance Parametric Structured Emerging Markets Fund as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

China (continued)

Beijing Enterprises Holdings, Ltd.	270,500	$1,850,040
BOC Hong Kong Holdings, Ltd.	127,500	400,192
BYD Co., Ltd., Class H	178,200	1,089,423
BYD Electronic (International) Co., Ltd.	415,000	220,820
Chaoda Modern Agriculture Holdings, Ltd.	1,113,958	909,071
China Agri-Industries Holdings, Ltd.	664,000	972,092
China Bluechemical, Ltd., Class H	468,000	370,865
China CITIC Bank, Class H	1,000,000	727,824
China Coal Energy Co., Class H	890,000	1,547,470
China Communications Construction Co., Ltd., Class H	1,172,000	1,122,397
China Communications Services Corp., Ltd., Class H	884,000	513,681
China Construction Bank, Class H	10,809,000	10,333,437
China COSCO Holdings Co., Ltd., Class H(1)	916,975	1,074,598
China Dongxiang (Group) Co., Ltd.	1,075,000	606,824
China Eastern Airlines Corp., Ltd., Class H(1)	1,120,000	709,776
China Everbright International, Ltd.	631,000	336,203
China Everbright, Ltd.	100,000	260,747
China Green (Holdings), Ltd.	339,000	348,885
China High Speed Transmission Equipment Group Co., Ltd.	245,000	501,766
China International Marine Containers Co., Ltd., Class B	146,472	296,872
China Life Insurance Co., Ltd., Class H	1,162,000	5,108,483
China Longyuan Power Group Corp., Class H(1)	974,000	1,016,780
China Medical Technologies, Inc. ADR(1)	34,300	414,344
China Mengniu Dairy Co., Ltd.	435,000	1,249,153
China Merchants Bank Co., Ltd., Class H	603,024	1,710,479
China Merchants Holdings (International) Co., Ltd.	426,035	1,495,424
China Minsheng Banking Corp, Ltd., Class H	633,700	588,311
China Mobile, Ltd.	1,610,000	16,441,824
China National Building Material Co., Ltd., Class H	342,000	838,408
China National Materials Co., Ltd., Class H	681,000	607,904
China Oilfield Services, Ltd., Class H	290,000	469,832
China Overseas Land & Investment, Ltd.	672,160	1,415,147
China Pacific Insurance Group Co., Ltd., Class H	210,600	873,509
China Petroleum & Chemical Corp., Class H	3,299,000	3,130,289
China Pharmaceutical Group, Ltd.	524,000	294,093
China Railway Construction Corp., Class H	461,500	577,833
China Railway Group, Ltd., Class H	1,106,000	893,268
China Resources Enterprise, Ltd.	404,000	1,702,110
China Resources Gas Group, Ltd.	164,000	244,014
China Resources Land, Ltd.	244,000	481,592
China Resources Power Holdings Co., Ltd.	583,600	1,122,161
China Shenhua Energy Co., Ltd., Class H	566,000	2,534,093
China Shineway Pharmaceutical Group, Ltd.	176,000	600,159
China Shipping Container Lines Co., Ltd., Class H(1)	1,253,000	511,649
China Shipping Development Co., Ltd., Class H	568,000	830,323
China Southern Airlines Co., Ltd., Class H(1)	874,000	595,355
China Taiping Insurance Holdings Co., Ltd.,(1)	573,400	2,102,718
China Telecom Corp., Ltd., Class H	4,564,000	2,389,427
China Travel International Investment Hong Kong, Ltd.(1)	1,500,000	358,842
China Unicom, Ltd.	1,500,372	2,110,127
China Vanke Co., Ltd., Class B	445,120	639,000
China Yurun Food Group, Ltd.	358,000	1,390,233
China Zhongwang Holdings, Ltd.	464,000	277,433
Chongqing Changan Automobile Co., Ltd., Class B	611,270	636,858
Citic Pacific, Ltd.	368,000	979,182
CNOOC, Ltd.	4,070,000	8,475,850
Cosco Pacific, Ltd.	558,000	869,486
Country Garden Holdings Co.	1,479,000	521,958
Ctrip.com International, Ltd. ADR(1)	46,300	2,410,841
Datang International Power Generation Co., Ltd., Class H	1,562,000	630,181
Dongfeng Motor Corp., Class H	988,000	2,146,440
Fibrechem Technologies, Ltd.(1)(2)	100,200	0
Focus Media Holding, Ltd. ADR(1)	44,800	1,108,800
FU JI Food & Catering Services(1)(2)	83,000	0
Global Bio-chem Technology Group Co., Ltd.(1)	1,400,000	227,881
Golden Eagle Retail Group, Ltd.	293,000	777,390
Great Wall Motor Co., Ltd., Class H	226,000	710,864
Guangdong Investment, Ltd.	872,000	438,176
Guangzhou Automobile Group Co., Ltd., Class H	748,013	1,148,377
Guangzhou R&F Properties Co., Ltd., Class H	162,400	232,141
Harbin Power Equipment Co., Ltd., Class H	248,000	335,621
Hengdeli Holdings, Ltd.	718,000	398,349
Hidili Industry International Development, Ltd., Class H	280,000	298,538
Home Inns & Hotels Management, Inc. ADR(1)	6,200	317,192
Huaneng Power International, Inc., Class H	950,000	542,226
Industrial & Commercial Bank of China, Ltd., Class H	8,675,000	7,008,474
Inner Mongolia Eerduosi Cashmere Products Co., Ltd., Class B	401,700	611,789
Inner Mongolia Yitai Coal Co., Ltd., Class B	158,000	1,115,504
Jiangsu Expressway Co., Ltd., Class H	360,000	429,709
Jiangxi Copper Co., Ltd., Class H	350,000	972,838
Kingboard Chemical Holdings, Ltd.	129,000	627,006
Konka Group Co., Ltd., Class B	303,800	131,813
Kunlun Energy Co., Ltd.	584,000	743,078
Lee & Man Paper Manufacturing, Ltd.	633,000	528,670
Lenovo Group, Ltd.	1,612,000	1,051,272
Li Ning Co., Ltd.	275,000	782,556
Lianhua Supermarket Holdings Ltd., Class H	58,000	248,958
Maanshan Iron & Steel Co., Ltd., Class H	608,000	351,100
Metallurgical Corp. of China, Ltd., Class H(1)	1,156,000	562,203

See notes to financial statements

7

Eaton Vance Parametric Structured Emerging Markets Fund as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

China (continued)

Mindray Medical International, Ltd. ADR	38,600	$1,118,628
NetEase.com, Inc. ADR(1)	30,800	1,287,440
New Oriental Education & Technology Group Inc. ADR(1)	10,800	1,159,596
Nine Dragons Paper Holdings, Ltd.	382,000	618,041
NWS Holdings, Ltd.	315,000	744,018
Parkson Retail Group, Ltd.	500,000	903,885
PetroChina Co., Ltd., Class H	4,104,000	5,041,074
PICC Property & Casualty Co., Ltd., Class H(1)	360,000	529,678
Ping An Insurance (Group) Co. of China, Ltd., Class H	236,000	2,540,859
Poly (Hong Kong) Investments, Ltd.	345,000	356,609
Ports Design, Ltd.	139,500	339,206
Renhe Commercial Holdings Co., Ltd., Class H	1,220,000	233,362
Semiconductor Manufacturing International Corp.(1)	5,846,000	489,963
Shanda Interactive Entertainment, Ltd. ADR(1)	12,000	484,920
Shandong Weigao Group Medical Polymer Co., Ltd., Class H	352,000	925,021
Shanghai Electric Group Co., Ltd., Class H	1,080,000	723,535
Shanghai Industrial Holdings, Ltd.	135,000	625,084
Shanghai Zhenhua Heavy Industry Co., Ltd., Class B(1)	784,350	518,038
Shimao Property Holdings, Ltd.	217,000	359,530
SINA Corp.(1)	18,000	1,013,400
Sino Biopharmaceutical, Ltd.	1,508,000	594,577
Sino-Ocean Land Holdings, Ltd.	877,000	605,218
Sinopec Shanghai Petrochemical Co., Ltd., Class H	854,000	383,151
Sinotrans Shipping, Ltd.	512,000	207,321
Sinotruk Hong Kong, Ltd.	239,500	276,292
Sohu.com, Inc.(1)	13,200	983,400
Sound Global, Ltd.(1)	436,000	294,911
Standard Chartered PLC	42,786	1,245,420
Suntech Power Holdings Co., Ltd. ADR(1)	52,600	446,574
Swire Pacific, Ltd., Class H	345,000	915,925
Tencent Holdings, Ltd.	198,200	4,561,231
Tingyi (Cayman Islands) Holding Corp.	646,000	1,761,111
Tsingtao Brewery Co., Ltd., Class H	126,000	677,275
Want Want China Holdings, Ltd.	2,103,000	1,943,762
Weichai Power Co., Ltd., Class H	68,000	892,848
Wumart Stores, Inc., Class H	185,000	435,661
WuXi PharmaTech (Cayman), Inc. ADR(1)	16,100	265,328
Yangzijiang Shipbuilding Holdings, Ltd.	551,000	798,587
Yantai Changyu Pioneer Wine Co., Ltd., Class B	75,600	976,045
Yanzhou Coal Mining Co., Ltd., Class H	428,000	1,238,319
Zhaojin Mining Industry Co., Ltd., Class H	106,000	330,842
Zhejiang Expressway Co., Ltd., Class H	480,000	487,031
Zijin Mining Group Co., Ltd., Class H	1,032,000	974,234
ZTE Corp., Class H	173,628	648,197

		$181,504,108

Colombia — 1.5%

Almacenes Exito SA	155,206	$2,025,197
Banco de Bogota	15,680	456,257
Bancolombia SA ADR, PFC Shares	69,400	4,681,030
Bolsa de Valores de Colombia	16,150,000	396,879
Cementos Argos SA	156,840	1,082,949
Cia Colombiana de Inversiones SA	202,370	719,567
Cia de Cemento Argos SA	188,400	2,253,466
Corporacion Financiera Colombiana SA	37,896	700,162
Ecopetrol SA	1,893,390	4,539,689
Empresa de Telecommunicaciones de Bogota SA(1)	1,259,380	506,683
Grupo Aval Acciones y Valores SA	2,085,300	1,689,282
Grupo de Inversiones Suramericana	72,700	1,620,562
Grupo Nacional de Chocolates SA	232,105	3,407,185
Interconexion Electrica SA	400,700	3,180,677
ISAGEN SA ESP	951,200	1,331,670
Textiles Fabricato Tejicondor SA(1)	36,122,860	510,626

		$29,101,881

Croatia — 0.8%

Adris Grupa DD, PFC Shares	43,344	$2,226,011
Atlantska Plovidba DD	5,167	768,776
Dalekovod DD(1)	19,495	952,136
Ericsson Nikola Tesla	3,940	955,385
Hrvatski Telekom DD	116,330	5,919,860
INA Industrija Nafte DD(1)	4,801	1,532,500
Institut IGH DD(1)	705	200,139
Koncar-Elektroindustrija DD(1)	8,119	741,326
Petrokemija DD(1)	25,975	743,006
Podravka Prehrambena Industrija DD(1)	9,045	473,133
Privredna Banka Zagreb DD	3,177	288,887

		$14,801,159

Czech Republic — 1.5%

CEZ AS	233,560	$10,328,429
Komercni Banka AS	31,864	7,233,335
New World Resources NV, Class A	357,400	4,366,493
Philip Morris CR AS	1,713	918,771
Telefonica 02 Czech Republic AS	148,204	3,257,570
Unipetrol AS(1)	237,407	2,682,434

		$28,787,032

See notes to financial statements

8

Eaton Vance Parametric Structured Emerging Markets Fund as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Egypt — 1.5%

Alexandria Mineral Oils Co.	61,820	$462,894
Arab Cotton Ginning(1)	1,088,380	1,057,859
Citadel Capital Co.(1)	200,400	277,847
Commercial International Bank	517,204	3,878,903
Eastern Tobacco	39,704	829,562
Egypt Kuwaiti Holding Co.	559,596	938,180
Egyptian Electrical Cables	1,131,000	194,399
Egyptian Financial & Industrial Co.(1)	87,400	298,463
Egyptian Financial Group-Hermes Holding SAE	267,271	1,324,892
Egyptian for Tourism Resorts(1)	2,771,950	937,727
Egyptian International Pharmaceutical Industrial Co.	26,290	177,551
El Ezz Aldekhela Steel Alexa Co.	4,000	546,617
El Sewedy Cables Holding Co.(1)	69,774	648,610
El Watany Bank of Egypt	6,000	26,583
Ezz Steel(1)	380,345	1,216,652
Maridive & Oil Services SAE	224,400	663,761
Medinet Nasr for Housing	62,775	321,548
Misr Beni Suef Cement Co.	11,880	168,734
MobiNil-Egyptian Co. for Mobil Services	41,400	1,222,754
National Societe General Bank	42,570	299,595
Olympic Group Financial Investments	152,500	1,080,717
Orascom Construction Industries (OCI)	98,022	4,463,974
Orascom Telecom Holding SAE(1)	3,267,911	2,521,122
Oriental Weavers Co.	79,375	437,216
Palm Hills Developments SAE(1)	507,500	502,311
Pioneers Holding	552,900	331,784
Sidi Kerir Petrochemicals Co.	518,400	1,236,854
Six of October Development & Investment Co.(1)	17,871	293,718
South Valley Cement	638,902	591,094
Talaat Moustafa Group(1)	1,002,400	1,292,783
Telecom Egypt	436,084	1,330,428

		$29,575,132

Estonia — 0.4%

AS Merko Ehitus	50,618	$604,765
AS Nordecon International(1)	145,374	268,540
AS Olympic Entertainment Group(1)	503,790	890,995
AS Tallink Group, Ltd.(1)	3,986,652	3,885,739
AS Tallinna Kaubamaja	137,340	1,114,242
AS Tallinna Vesi	58,790	610,407

		$7,374,688

Ghana — 0.2%

Aluworks Ghana, Ltd.(1)	457,409	$60,605
CAL Bank, Ltd.	1,298,010	253,447
Cocoa Processing Co., Ltd.(1)	269,722	3,762
Ghana Commercial Bank, Ltd.	1,453,841	1,926,288
HFC Bank Ghana, Ltd.	1,235,326	404,884
Produce Buying Co., Ltd.	582,428	58,893
Standard Chartered Bank of Ghana, Ltd.	24,700	770,023

		$3,477,902

Hungary — 1.6%

EGIS Rt.	8,824	$1,036,227
FHB Mortgage Bank Rt.(1)	39,750	238,648
Magyar Telekom Rt.	1,364,300	3,934,160
MOL Hungarian Oil & Gas Rt.(1)	70,650	7,506,929
OTP Bank Rt.(1)	346,430	10,288,253
PannErgy PLC(1)	66,310	337,390
Richter Gedeon Rt.	28,600	6,815,539

		$30,157,146

India — 6.2%

ABB, Ltd.	19,900	$367,602
ACC, Ltd.	20,570	455,790
Adani Enterprises, Ltd.	47,100	754,287
Aditya Birla Nuvo, Ltd.	17,702	327,658
Amtek Auto, Ltd.	67,500	241,894
Areva T&D India, Ltd.	34,500	230,333
Asian Paints, Ltd.	8,730	527,301
Axis Bank, Ltd.	54,600	1,811,401
Bajaj Auto, Ltd.	26,560	909,576
Bajaj Hindusthan, Ltd.	125,000	348,876
Bank of Baroda	27,960	641,923
Bank of India	64,300	705,079
Bharat Forge, Ltd.	63,650	546,442
Bharat Heavy Electricals, Ltd.	28,940	1,595,514
Bharat Petroleum Corp., Ltd.	22,500	369,155
Bharti Airtel, Ltd.	639,060	4,707,888
Biocon, Ltd.	51,500	477,728
Cairn India, Ltd.(1)	112,900	820,452
Canara Bank, Ltd.	38,500	626,856
Cipla, Ltd.	136,610	1,090,783
Colgate-Palmolive (India), Ltd.	24,900	494,213
Container Corp. of India, Ltd.	25,560	761,386
Crompton Greaves, Ltd.	83,600	598,055
Dabur India, Ltd.	144,400	323,783
Divi’s Laboratories, Ltd.	27,400	427,691
DLF, Ltd.	101,600	802,563
Dr. Reddy’s Laboratories, Ltd.	31,820	1,192,370
Educomp Solutions, Ltd.	24,565	304,826
Essar Oil, Ltd.(1)	102,130	339,350

See notes to financial statements

9

Eaton Vance Parametric Structured Emerging Markets Fund as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

India (continued)

Financial Technologies India, Ltd.	7,400	$163,180
GAIL (India), Ltd.	192,750	2,129,843
GlaxoSmithKline Pharmaceuticals, Ltd.	4,480	225,300
Glenmark Pharmaceuticals, Ltd.	84,160	647,479
GMR Infrastructure(1)	651,800	786,078
Grasim Industries, Ltd.	6,730	339,560
Gujarat Ambuja Cements, Ltd.	155,800	496,512
Gujarat State Petronet, Ltd.	249,800	632,805
GVK Power & Infrastructure, Ltd.(1)	931,900	896,776
HCL Technologies, Ltd.	52,900	483,795
HDFC Bank, Ltd.	56,624	2,897,328
Hero Honda Motors, Ltd.	27,600	1,158,246
Hindalco Industries, Ltd.	213,310	1,020,884
Hindustan Petroleum Corp., Ltd.	40,900	449,810
Hindustan Unilever, Ltd.	343,800	2,287,690
Hindustan Zinc, Ltd.	14,840	413,535
Housing Development & Infrastructure, Ltd.(1)	70,314	391,175
Housing Development Finance Corp., Ltd.	251,000	3,884,278
ICICI Bank, Ltd.	125,670	3,311,900
IDBI Bank, Ltd.	100,800	408,868
Idea Cellular, Ltd.(1)	713,400	1,084,078
IFCI, Ltd.	308,000	481,427
Indiabulls Financial Services, Ltd.	74,200	368,863
Indiabulls Real Estate, Ltd.(1)	91,700	395,414
Indian Hotels Co., Ltd.	164,280	371,394
Indian Oil Corp., Ltd.	134,600	1,250,805
Infosys Technologies, Ltd.	114,400	7,659,669
Infosys Technologies, Ltd. ADR	3,800	256,272
Infrastructure Development Finance Co., Ltd.	311,100	1,407,529
ITC, Ltd.	624,860	2,395,413
IVRCL Infrastructures & Projects, Ltd.	191,600	649,122
Jaiprakash Associates, Ltd.	337,400	917,461
Jindal Steel & Power, Ltd.	91,300	1,434,479
JSW Steel, Ltd.	29,500	893,733
Kotak Mahindra Bank, Ltd.	118,200	1,239,897
Lanco Infratech, Ltd.(1)	332,800	479,024
Larsen & Toubro, Ltd.	36,360	1,655,638
LIC Housing Finance, Ltd.	16,000	484,408
Lupin, Ltd.	58,500	582,638
Mahindra & Mahindra, Ltd.	106,960	1,754,651
Maruti Suzuki India, Ltd.	33,150	1,155,187
Mphasis, Ltd.	39,900	550,967
Mundra Port & Special Economic Zone, Ltd.	296,500	1,018,111
Nestle India, Ltd.	9,530	757,252
Nicholas Piramal India, Ltd.	56,100	604,532
NTPC, Ltd.	607,800	2,669,120
Oil & Natural Gas Corp., Ltd.	108,270	3,178,971
Power Grid Corp. of India, Ltd.	402,100	909,842
Ranbaxy Laboratories, Ltd.(1)	54,560	713,245
Reliance Capital, Ltd.	36,835	676,720
Reliance Communications, Ltd.	447,260	1,817,039
Reliance Industries, Ltd.	343,138	8,481,200
Reliance Infrastructure, Ltd.	74,600	1,739,798
Reliance Natural Resources, Ltd.(1)	487,000	421,254
Reliance Power, Ltd.(1)	291,300	1,027,976
Satyam Computer Services, Ltd.(1)	282,550	502,160
Sesa Goa, Ltd.	108,300	787,389
Shree Renuka Sugars, Ltd.	283,600	580,321
Siemens India, Ltd.	29,380	543,200
State Bank of India	12,000	855,591
State Bank of India GDR	9,600	1,324,535
Steel Authority of India, Ltd.	155,400	678,278
Sterlite Industries (India), Ltd.	197,120	754,681
Sun Pharmaceuticals Industries, Ltd.	28,400	1,348,720
Sun TV Network, Ltd.	43,800	493,519
Suzlon Energy, Ltd.(1)	315,050	393,258
Tata Communications, Ltd.(1)	65,700	456,105
Tata Consultancy Services, Ltd.	113,100	2,679,113
Tata Motors, Ltd.	53,950	1,418,696
Tata Power Co., Ltd.	58,390	1,830,060
Tata Steel, Ltd.	61,296	812,556
Tata Tea, Ltd.	118,000	330,256
Tata Teleservices Maharashtra, Ltd.(1)	791,600	401,495
Titan Industries, Ltd.	8,900	712,929
Torrent Power, Ltd.	44,700	293,545
Unitech, Ltd.	362,100	712,708
United Phosphorus, Ltd.	103,100	470,210
United Spirits, Ltd.	27,500	925,619
Voltas, Ltd.	39,000	215,656
Wipro, Ltd.	150,233	1,419,095
Yes Bank, Ltd.	48,900	393,529
Zee Entertainment Enterprises, Ltd.	129,057	807,587
Zee Learn, Ltd.(1)	18,389	0

		$119,449,757

Indonesia — 3.1%

Adaro Energy PT	6,000,000	$1,415,534
AKR Corporindo Tbk PT	861,500	145,737
Aneka Tambang Tbk PT	2,434,000	697,270
Astra Argo Lestari Tbk PT	321,000	897,526
Astra International Tbk PT	1,254,200	8,030,153
Bakrie & Brothers Tbk PT(1)	78,245,500	474,332
Bakrieland Development Tbk PT	27,657,500	491,390
Bank Central Asia Tbk PT	6,166,000	4,844,368
Bank Danamon Indonesia Tbk PT	2,004,803	1,507,775

See notes to financial statements

10

Eaton Vance Parametric Structured Emerging Markets Fund as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Indonesia (continued)

Bank Mandiri Tbk PT	3,135,500	$2,464,858
Bank Negara Indonesia Persero Tbk PT	1,874,500	819,593
Bank Pan Indonesia Tbk PT(1)	1,456,500	182,692
Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk PT(1)	3,325,500	647,426
Bank Rakyat Indonesia PT	2,614,000	3,346,634
Barito Pacific Tbk PT(1)	665,800	94,848
Berlian Laju Tanker Tbk PT(1)	7,544,500	325,881
Bumi Resources Tbk PT	11,727,000	2,936,347
Energi Mega Persada Tbk PT(1)	10,045,700	133,381
Gudang Garam Tbk PT	179,000	957,670
Indah Kiat Pulp & Paper Corp. Tbk PT(1)	1,021,000	237,610
Indo Tambangraya Megah Tbk PT	221,500	1,123,239
Indocement Tunggal Prakarsa Tbk PT	897,000	1,841,746
Indofood Sukses Makmur Tbk PT	2,314,000	1,349,577
Indosat Tbk PT	1,134,000	763,131
International Nickel Indonesia Tbk PT	1,665,500	889,741
Jasa Marga Tbk PT	1,477,500	621,009
Kalbe Farma Tbk PT	1,745,500	524,287
Lippo Karawaci Tbk PT(1)	10,273,500	713,043
Medco Energi Internasional Tbk PT	2,095,000	959,637
Perusahaan Gas Negara PT	9,437,000	4,292,764
Perusahaan Perkebunan London Sumatra Indonesia Tbk PT	155,500	204,375
Semen Gresik (Persero) Tbk PT	1,550,500	1,704,678
Tambang Batubara Bukit Asam Tbk PT	404,500	891,302
Telekomunikasi Indonesia Tbk PT	7,060,000	7,167,180
Unilever Indonesia Tbk PT	711,800	1,394,127
United Tractors Tbk PT	2,033,583	5,068,777

		$60,159,638

Jordan — 0.8%

Arab Bank PLC	502,635	$7,421,456
Arab Potash Co. PLC	39,780	2,008,813
Capital Bank of Jordan(1)	210,413	408,731
Jordan Petroleum Refinery	107,820	814,295
Jordan Phosphate Mines	38,415	879,298
Jordan Steel	191,681	561,282
Jordan Telecom Corp.	70,200	525,694
Jordanian Electric Power Co.	215,996	1,257,751
Taameer Jordan Holdings PSC(1)	613,805	438,395
United Arab Investors(1)	528,925	381,401

		$14,697,116

Kazakhstan — 0.8%

Eurasian Natural Resources Corp.	263,800	$3,680,178
Halyk Savings Bank of Kazakhstan JSC GDR(1)	362,600	3,361,072
Kazakhmys PLC	223,600	4,711,517
KazMunaiGas Exploration Production GDR	167,800	2,879,343

		$14,632,110

Kenya — 0.7%

Athi River Mining, Ltd.	78,100	$170,224
Bamburi Cement Co., Ltd.	172,700	440,572
Barclays Bank of Kenya, Ltd.	956,765	793,848
Co-operative Bank of Kenya, Ltd. (The)	1,968,900	485,215
East African Breweries, Ltd.	1,148,380	3,029,163
Equity Bank, Ltd.	6,955,500	2,261,076
KenolKobil, Ltd.	4,090,000	541,957
Kenya Airways, Ltd.	665,800	368,973
Kenya Commercial Bank, Ltd.	5,684,420	1,601,493
Kenya Electricity Generating Co., Ltd.	2,321,100	517,397
Kenya Power & Lighting, Ltd.	220,300	600,198
Mumias Sugar Co., Ltd.	3,844,600	518,962
Nation Media Group, Ltd.	226,820	460,662
Safaricom, Ltd.	39,377,772	2,365,105
Standard Chartered Bank Kenya, Ltd.	66,288	213,435

		$14,368,280

Kuwait — 1.6%

Aerated Concrete Industries Co.	198,450	$261,211
Agility DGS	445,000	870,687
Ahli United Bank(1)	150,000	346,852
Al Ahli Bank of Kuwait KSC	285,000	669,157
Al Qurain Petrochemicals Co.(1)	560,000	477,177
Al Safat Energy Holding Co. KSCC(1)	640,000	133,045
Al Safat Investment Co.(1)	640,000	167,042
Al Safwa Group Co.(1)	2,320,000	211,251
Al-Deera Holding Co.(1)	700,000	107,383
Boubyan Bank KSC(1)	360,000	819,637
Boubyan Petrochemicals Co.	620,000	1,213,091
Burgan Bank SAK(1)	263,758	490,371
Burgan Co. for Well Drilling, Trading & Maintenance KSCC(1)	75,250	125,818
Combined Group Contracting Co.	60,500	396,016
Commercial Bank of Kuwait SAK(1)	280,000	886,517
Commercial Real Estate Co. KSCC(1)	1,226,862	351,002
Global Investment House KSCC(1)	527,500	111,359
Gulf Bank(1)	540,000	1,037,353
Gulf Cable & Electrical Industries	92,500	664,710
Kuwait Gulf Link Transport(1)	170,000	108,858
Kuwait Finance House KSC	603,468	2,576,171
Kuwait Foods Co. (Americana)	125,000	747,065
Kuwait International Bank(1)	834,000	949,413

See notes to financial statements

11

Eaton Vance Parametric Structured Emerging Markets Fund as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Kuwait (continued)

Kuwait Pipes Industries & Oil Services Co.(1)	530,000	$567,079
Kuwait Portland Cement Co.	92,500	536,304
Kuwait Projects Co. Holdings KSC	220,500	384,365
Kuwait Real Estate Co.(1)	920,000	208,792
Mabanee Co. SAKC	262,350	802,636
Mena Holding Group(1)	198,000	126,788
Mobile Telecommunications Co.	1,317,500	6,633,263
National Bank of Kuwait SAK	808,177	3,910,070
National Industries Group Holding(1)	1,215,000	1,668,090
National Investment Co.(1)	270,000	498,796
National Mobile Telecommunication Co. KSC	40,000	264,675
National Ranges Co.(1)	7,920,000	591,676
National Real Estate Co.(1)	210,000	125,407
Sultan Center Food Products Co.(1)	460,000	320,740

		$30,359,867

Latvia — 0.1%

Grindeks(1)	42,000	$523,044
Latvian Shipping Co.(1)	735,000	576,583

		$1,099,627

Lebanon — 0.3%

Solidere	83,555	$1,556,496
Solidere GDR(3)	215,900	3,970,401

		$5,526,897

Lithuania — 0.1%

Apranga PVA(1)	278,536	$629,006
Klaipedos Nafta PVA	1,345,900	1,051,729
Pieno Zvaigzdes	63,600	129,292
Rokiskio Suris	69,800	148,274
Rytu Skirstomieji Tinklai	88,200	81,770
Sanitas(1)	55,400	444,811
Siauliu Bankas(1)	774,861	352,941

		$2,837,823

Malaysia — 3.1%

Aeon Co. (M) Bhd	165,300	$293,253
Airasia Bhd(1)	915,300	728,345
Alliance Financial Group Bhd	385,700	407,219
AMMB Holdings Bhd	459,200	933,657
Axiata Group Bhd(1)	1,188,450	1,718,755
Batu Kawan Bhd	175,500	852,867
Berjaya Corp. Bhd	2,289,600	796,924
Berjaya Sports Toto Bhd	297,214	398,901
Boustead Holdings Bhd	355,100	642,134
British American Tobacco Malaysia Bhd	71,000	1,062,193
Bursa Malaysia Bhd	221,700	612,915
CIMB Group Holdings Bhd	977,200	2,609,606
Dialog Group Bhd	1,468,473	614,659
Digi.com Bhd	121,300	987,865
EON Capital Bhd(1)	118,600	266,299
Gamuda Bhd	1,378,500	1,686,360
Genting Bhd	922,300	3,100,576
Genting Plantations Bhd	163,400	451,396
Hong Leong Bank Bhd	178,000	523,364
Hong Leong Financial Group Bhd	145,000	425,446
IGB Corp. Bhd	173,500	111,729
IJM Corp. Bhd	883,190	1,599,955
IOI Corp. Bhd	1,361,718	2,550,564
Kencana Petroleum Bhd	1,001,334	615,927
KNM Group Bhd(1)	4,983,800	768,604
Kuala Lumpur Kepong Bhd	198,300	1,262,978
Kulim (Malaysia) Bhd	141,000	439,283
Lafarge Malayan Cement Bhd	438,750	1,129,926
Lion Industries Corp. Bhd	540,300	344,744
Malayan Banking Bhd	953,187	2,762,071
Malaysia Airports Holdings Bhd	170,800	333,416
Malaysian Airline System Bhd(1)	165,733	117,369
Malaysian Bulk Carriers Bhd	102,200	98,259
Malaysian Resources Corp. Bhd	1,423,500	953,680
Maxis Bhd	1,041,100	1,771,914
MISC Bhd	380,400	1,074,645
MMC Corp. Bhd	540,000	535,192
Mudajaya Group Bhd	180,000	248,201
Multi-Purpose Holdings Bhd	565,440	393,025
Parkson Holdings Bhd	338,890	647,254
Petronas Dagangan Bhd	366,500	1,287,439
Petronas Gas Bhd	135,200	489,040
PLUS Expressways Bhd	603,900	854,960
PPB Group Bhd	273,800	1,690,273
Public Bank Bhd	465,720	1,909,879
Resorts World Bhd	1,339,100	1,509,824
RHB Capital Bhd	217,100	560,849
SapuraCrest Petroleum Bhd	604,300	486,553
Shell Refining Co. Bhd	36,900	126,182
Sime Darby Bhd	1,744,639	4,959,699
SP Setia Bhd	228,600	381,257
Supermax Corp. Bhd	168,000	243,544
TA Enterprise Bhd	1,323,000	313,417
Tan Chong Motor Holdings Bhd	148,700	270,840
Telekom Malaysia Bhd	631,300	691,165
Tenaga Nasional Bhd	692,900	1,963,127

See notes to financial statements

12

Eaton Vance Parametric Structured Emerging Markets Fund as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Malaysia (continued)

Titan Chemicals Corp. Bhd	688,800	$511,462
Top Glove Corp. Bhd	327,100	578,806
UEM Land Holdings Bhd(1)	765,750	548,388
UMW Holdings Bhd	213,000	464,054
Unisem (M) Bhd	483,600	290,384
Wah Seong Corp. Bhd	435,726	305,807
WCT Bhd	351,800	349,338
YNH Property Bhd	159,815	92,596
YTL Corp. Bhd	303,006	770,253
YTL Power International Bhd	1,355,821	1,020,496

		$59,541,102

Mauritius — 0.8%

Ireland Blyth, Ltd.	31,600	$72,837
Mauritius Commercial Bank	1,103,000	5,386,746
Naiade Resorts, Ltd.(1)	842,920	852,870
New Mauritius Hotels, Ltd.	1,225,350	4,876,604
Rogers & Co., Ltd.	13,200	121,093
State Bank of Mauritius, Ltd.	770,800	2,184,295
Sun Resorts, Ltd.	376,999	750,324
United Basalt Products, Ltd.	43,200	169,012
United Docks, Ltd.(1)	27,400	110,894

		$14,524,675

Mexico — 6.0%

Alfa SA de CV, Series A	387,800	$3,235,435
America Movil SAB de CV, Series L	9,677,225	27,735,422
Axtel SA de CV, Series CPO(1)	367,100	218,215
Banco Compartamos SA de CV	342,400	2,412,439
Bolsa Mexicana de Valores SA de CV	772,000	1,402,329
Carso Infraestructura y Construccion SA(1)	358,400	240,327
Cemex SAB de CV, Series CPO(1)	7,592,484	6,671,400
Coca-Cola Femsa SA de CV, Series L	30,200	240,905
Consorcio ARA SA de CV	459,200	291,927
Controladora Comercial Mexicana SA de CV(1)	260,300	282,266
Corporacion GEO SA de CV, Series B(1)	287,200	911,746
Desarrolladora Homex SAB de CV(1)	249,950	1,398,732
Embotelladoras Arca SAB de CV	106,200	438,630
Empresas ICA SAB de CV(1)	1,200,300	3,165,028
Fomento Economico Mexicano SA de CV, Series UBD	1,032,500	5,677,579
Genomma Lab Internacional SA de CV(1)	310,400	668,914
Grupo Aeroportuario del Pacifico SA de CV, Class B	210,700	782,020
Grupo Aeroportuario del Sureste SAB de CV, Class B	95,500	480,284
Grupo Bimbo SA de CV, Series A	309,100	2,387,840
Grupo Carso SA de CV, Series A1	673,000	3,878,416
Grupo Elektra SA de CV	35,300	1,295,305
Grupo Financiero Banorte SA de CV, Class O	1,841,600	7,879,149
Grupo Financiero Inbursa SA de CV, Class O	1,827,200	7,901,885
Grupo Mexico SAB de CV, Series B	3,132,726	10,318,106
Grupo Modelo SA de CV, Series C	340,700	1,909,333
Grupo Simec SA de CV, Series B(1)	92,000	221,879
Grupo Televisa SA ADR	20,700	464,715
Grupo Televisa SA, Series CPO	968,700	4,347,696
Impulsora del Desarrollo y el Empleo en America Latina SA de CV, Series B1(1)	919,900	1,193,456
Industrias CH SA, Series B(1)	100,700	362,905
Industrias Penoles SA de CV	78,800	2,233,305
Kimberly-Clark de Mexico SA de CV	274,400	1,721,111
Mexichem SA de CV	757,991	2,395,271
Organizacion Soriana SAB de CV, Class B	120,000	365,501
Promotora y Operadora de Infraestructura SA de CV(1)	77,700	251,701
Telefonos de Mexico SA de CV, Series L	2,446,800	1,896,329
TV Azteca SA de CV, Series CPO	625,000	469,206
Urbi Desarrollos Urbanos SA de CV(1)	280,300	594,968
Wal-Mart de Mexico SAB de CV, Series V	2,605,400	7,131,723

		$115,473,398

Morocco — 1.5%

Alliances Developpement Immobilier SA	6,900	$663,425
Attijariwafa Bank	119,400	4,972,756
Banque Centrale Populaire	29,280	1,447,418
Banque Marocaine du Commerce Exterieur (BMCE)	99,292	2,846,854
Banque Marocaine pour le Commerce et l’Industrie (BMCI)	2,860	364,408
Centrale Laitiere	85	132,149
Ciments du Maroc	7,760	1,150,816
Compagnie Generale Immobiliere	5,000	1,099,899
Cosumar Compagnie Sucriere Marocaine et de Raffinage	1,230	250,814
Credit Immobilier et Hotelier	6,440	246,723
Delta Holding SA	14,200	165,217
Douja Promotion Groupe Addoha SA	177,234	2,364,463
Holcim Maroc SA	4,674	1,553,831
Lafarge Ciments	8,810	2,383,332
Managem(1)	7,755	504,116
Maroc Telecom	351,675	6,517,173
Samir(1)	5,580	427,552
Societe des Brasseries du Maroc	1,590	484,370
SONASID (Societe Nationale de Siderurgie)	2,667	620,635
Wafa Assurance	1,090	390,650

		$28,586,601

See notes to financial statements

13

Eaton Vance Parametric Structured Emerging Markets Fund as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Nigeria — 0.7%

Access Bank PLC	11,037,516	$613,358
Ashaka Cement PLC(1)	2,154,293	351,287
Dangote Cement PLC(1)	730,000	643,833
Dangote Sugar Refinery PLC	5,767,032	635,215
Diamond Bank PLC(1)	5,100,000	267,175
Ecobank Transnational, Inc.	4,538,518	481,540
Fidelity Bank PLC	12,200,000	193,311
First Bank of Nigeria PLC	19,574,046	1,678,332
First City Monument Bank PLC	10,093,000	465,161
Guaranty Trust Bank PLC	12,641,865	1,417,599
Guiness Nigeria PLC	442,075	527,676
Lafarge Cement WAPCO Nigeria PLC	1,228,000	325,648
Nestle Foods Nigeria PLC	235,300	600,733
Nigerian Breweries PLC	3,115,805	1,580,631
Oando PLC	1,735,399	725,001
PZ Cussons Nigeria PLC	1,185,000	263,246
Skye Bank PLC	4,525,000	219,048
UAC of Nigeria PLC	2,058,000	534,971
Unilever Nigeria PLC	1,332,800	247,469
Union Bank of Nigeria PLC(1)	4,658,654	126,352
United Bank for Africa PLC	16,954,357	1,011,865
Zenith Bank, Ltd.	16,001,378	1,400,651

		$14,310,102

Oman — 0.7%

Bank Dhofar SAOG	775,712	$1,570,960
Bank Muscat SAOG	1,088,518	2,469,795
Bank Sohar(1)	1,715,800	997,467
Dhofar International Development & Investment Holding Co.	219,700	293,278
Galfar Engineering & Contracting SAOG	558,446	821,344
National Bank of Oman, Ltd.	409,810	380,922
Oman Cables Industry SAOG	93,600	307,666
Oman Cement Co. SAOG	315,500	519,015
Oman Flour Mills Co., Ltd. SAOG	481,100	786,948
Oman International Bank SAOG	641,400	429,654
Oman National Investment Corp. Holdings	259,875	273,269
Oman Telecommunications Co.	925,000	2,891,601
Ominvest	198,028	217,259
Raysut Cement Co. SAOG	178,345	582,984
Renaissance Holdings Co.	690,523	1,611,173
Shell Oman Marketing Co.	34,398	196,017

		$14,349,352

Pakistan — 0.7%

Adamjee Insurance Co., Ltd.	221,155	$179,756
Arif Habib Securities, Ltd.(1)	454,200	123,264
Azgard Nine, Ltd.(1)	1,954,200	248,102
Bank Alfalah, Ltd.	1,295,638	139,592
D.G. Khan Cement Co., Ltd.(1)	1,053,232	335,395
Engro Corp., Ltd.	462,620	945,662
Fatima Fertilizer Co., Ltd.(1)	136,260	15,395
Fauji Fertilizer Bin Qasim, Ltd.	635,000	231,881
Fauji Fertilizer Co., Ltd.	475,152	591,864
Habib Bank, Ltd	176,000	210,294
Hub Power Co., Ltd.	3,039,700	1,184,867
Jahangir Siddiqui & Co., Ltd.	2,323,700	267,406
Kot Addu Power Co., Ltd.	523,900	241,096
Lucky Cement, Ltd.	549,500	467,288
Muslim Commercial Bank, Ltd.	941,112	2,221,377
National Bank of Pakistan	719,267	539,704
Nishat Mills, Ltd.	1,359,810	818,214
Oil & Gas Development Co., Ltd.	1,273,400	2,290,058
Pakistan Oil Fields, Ltd.	212,900	601,466
Pakistan Petroleum, Ltd.	486,890	1,061,625
Pakistan State Oil Co., Ltd.	155,200	480,753
Pakistan Telecommunication Co., Ltd.	2,792,700	593,638
SUI Northern Gas Pipelines, Ltd.(1)	211,000	79,210
United Bank, Ltd.	775,745	507,426

		$14,375,333

Peru — 1.7%

Alicorp SA	384,800	$728,762
Casa Grande SAA(1)	69,120	237,110
Cia de Minas Buenaventura SA ADR	173,580	9,206,683
Cia Minera Milpo SA	378,094	972,763
Credicorp, Ltd.	9,890	1,236,250
Credicorp, Ltd. ADR	66,594	8,382,853
Edegel SA	1,180,000	771,628
Edelnor SA	108,248	131,515
Energia del Sur SA	39,900	263,766
Ferreyros SA	376,710	518,254
Grana y Montero SA	210,612	479,399
Luz del Sur SAA	90,550	208,053
Minsur SA	162,200	553,514
Sociedad Minera Cerro Verde SA	19,790	692,650
Sociedad Minera el Brocal SA	8,970	160,264
Southern Copper Corp.	133,080	5,695,824
Volcan Cia Minera SA, Class B	1,284,846	1,515,094

		$31,754,382

See notes to financial statements

14

Eaton Vance Parametric Structured Emerging Markets Fund as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Philippines — 1.6%

Aboitiz Equity Ventures, Inc.	3,911,000	$3,049,606
Aboitiz Power Corp.	1,765,000	1,126,983
Alliance Global Group, Inc.	4,540,000	1,195,148
Ayala Corp.	192,996	1,804,297
Ayala Land, Inc.	3,951,800	1,540,764
Banco De Oro	701,020	994,046
Bank of the Philippine Islands	1,032,451	1,408,598
Filinvest Land, Inc.	3,449,000	110,744
First Gen Corp.(1)	1,956,622	619,612
First Philippine Holdings Corp.	228,500	355,658
Globe Telecom, Inc.	18,040	377,524
Holcim Philippines, Inc.	1,492,000	358,489
International Container Terminal Services, Inc.	834,700	835,165
JG Summit Holding, Inc.	2,411,900	1,440,177
Jollibee Foods Corp.	573,300	1,180,893
Lopez Holdings Corp.(1)	4,600,000	599,053
Manila Electric Co.	345,600	1,775,398
Manila Water Co.	254,600	110,417
Megaworld Corp.	12,596,000	749,993
Metropolitan Bank & Trust Co.	581,600	1,057,583
Philex Mining Corp.	3,679,225	1,195,681
Philippine Long Distance Telephone Co.	50,420	3,134,841
Philippine Long Distance Telephone Co. ADR	10,500	652,365
PNOC Energy Development Corp.	6,100,000	851,318
Robinsons Land Corp.	1,611,400	635,752
SM Investments Corp.	187,238	2,374,112
SM Prime Holdings, Inc.	3,202,799	891,411
Universal Robina Corp.	809,600	818,825
Vista Land & Lifescapes, Inc.	3,675,000	282,310

		$31,526,763

Poland — 3.1%

Agora SA	79,030	$775,134
AmRest Holdings SE(1)	7,766	212,092
Asseco Poland SA	144,781	2,675,893
Bank Handlowy w Warszawie SA	23,170	731,469
Bank Millennium SA(1)	419,685	744,291
Bank Pekao SA	71,138	4,643,326
Bank Zachodni WBK SA	14,100	1,042,195
Bioton SA(1)	13,249,600	883,229
BRE Bank SA(1)	8,504	858,289
Budimex SA	25,400	934,857
Cersanit SA(1)	130,650	519,095
Cinema City International NV(1)	50,300	753,198
Cyfrowy Polsat SA	167,100	820,901
Dom Development SA	7,570	124,611
Echo Investment SA(1)	150,000	278,608
Enea SA	31,000	257,271
Eurocash SA	149,300	1,369,252
Getin Holding SA(1)	233,150	874,122
Globe Trade Centre SA(1)	88,790	722,447
Grupa Kety SA	9,600	398,568
Grupa Lotos SA(1)	51,453	546,514
ING Bank Slaski SA(1)	2,685	817,732
KGHM Polska Miedz SA	92,080	4,135,280
KOPEX SA(1)	40,600	256,219
LPP SA	1,100	749,094
Lubelski Wegiel Bogdanka SA(1)	18,600	735,564
Mondi Swiecie SA(1)	9,600	264,147
Multimedia Polska SA(1)	89,740	305,345
Netia SA(1)	401,654	781,603
NG2 SA	19,400	420,683
Orbis SA(1)	30,000	436,804
PBG SA	19,720	1,501,041
Polimex-Mostostal SA	957,000	1,393,242
Polish Oil & Gas	1,167,600	1,515,744
Polnord SA	20,350	264,771
Polska Grupa Energetyczna SA	354,200	2,717,013
Polski Koncern Miesny Duda SA(1)	430,000	244,350
Polski Koncern Naftowy Orlen SA(1)	217,800	3,070,996
Powszechna Kasa Oszczednosci Bank Polski SA	404,310	6,378,788
Powszechny Zaklad Ubezpieczen SA	20,100	2,665,500
Tauron Polska Energia SA(1)	911,700	2,082,332
Telekomunikacja Polska SA	838,050	5,336,416
TVN SA	324,120	2,038,704
Vistula Group SA(1)	400,000	348,474
Zaklad Przetworstwa Hutniczego Stalprodukt SA	1,900	267,460
Zaklady Azotowe Pulawy SA	8,500	223,426

		$59,116,090

Qatar — 1.6%

Aamal Co. QSC(1)	71,383	$401,389
Barwa Real Estate Co.	79,193	705,379
Commercial Bank of Qatar	60,167	1,358,722
Doha Bank, Ltd.	49,996	727,013
First Finance Co.	53,357	290,338
Gulf International Services QSC	101,750	743,454
Industries Qatar	216,045	6,818,229
Masraf Al Rayan(1)	399,150	1,701,918
Qatar Electricity & Water Co.	44,280	1,390,292
Qatar Fuel	11,022	604,298
Qatar Gas Transport Co., Ltd. (NAKILAT)	387,640	1,985,903
Qatar Insurance Co.	18,635	411,435
Qatar International Islamic Bank	27,943	353,351

See notes to financial statements

15

Eaton Vance Parametric Structured Emerging Markets Fund as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Qatar (continued)

Qatar Islamic Bank	61,687	$1,303,583
Qatar National Bank	105,889	4,768,315
Qatar National Cement Co.	10,500	249,884
Qatar National Navigation	54,321	1,264,847
Qatar Telecom QSC	41,902	2,039,026
Salam International Investment, Ltd. QSC	53,000	144,592
United Development Co.(1)	66,800	459,280
Vodafone Qatar(1)	1,007,110	2,272,846

		$29,994,094

Romania — 0.8%

Antibiotice SA	409,100	$79,538
Banca Transilvania(1)	5,967,347	2,664,638
Biofarm Bucuresti(1)	7,119,988	448,261
BRD-Group Societe Generale	1,578,760	6,387,484
Impact SA(1)	253,290	37,821
OMV Petrom SA(1)	41,816,100	4,549,077
Transelectrica SA	134,000	786,931

		$14,953,750

Russia — 6.1%

Aeroflot-Russian Airlines	229,000	$552,806
AvtoVAZ(1)	263,394	299,152
Comstar United Telesystems GDR(1)	151,550	981,778
CTC Media, Inc.	186,167	4,393,541
Evraz Group SA GDR(1)(3)	38,835	1,178,174
Federal Grid Co. Unified Energy System JSC(1)	157,367,282	1,892,656
Federal Hydrogenerating Co.(1)	44,658,616	2,285,307
Federal Hydrogenerating Co. ADR(1)	56,000	289,412
Gazprom OAO ADR	53,450	1,167,882
IDGC Holding JSC	12,063,800	2,144,316
Irkut Electric Grids Co.(1)(2)	338,903	0
Irkutskenergo	327,400	251,479
KamAZ(1)	127,700	298,684
LUKOIL OAO ADR	134,677	7,510,250
Magnitogorsk Iron & Steel Works GDR(3)	53,108	662,686
Mechel ADR	48,600	1,144,530
MMC Norilsk Nickel	2,680	479,510
MMC Norilsk Nickel ADR	220,845	4,110,217
Mobile TeleSystems	1,018,600	8,165,260
Mobile TeleSystems ADR	5,500	119,075
Mosenergo	2,971,603	316,357
NovaTek OAO GDR(3)	40,116	3,834,751
Novolipetsk Steel GDR(3)	27,936	955,638
OAO Gazprom	73,400	392,672
OAO Gazprom ADR	855,077	18,721,939
OAO Inter Rao Ues(1)	399,004,049	598,397
OAO Seventh Continent(1)	16,900	136,439
OAO TMK GDR(1)(3)	36,357	714,267
Pegas Nonwovens SA	41,100	974,821
PIK Group GDR(1)	166,400	623,136
Quadra Power Generation JGC(1)	16,839,141	8,740
RBC Information Systems(1)	304,450	344,943
Rosneft Oil Co. GDR(1)	166,000	1,157,020
Rosneft Oil Co. GDR(1)(3)	516,850	3,596,309
Rostelecom ADR	30,400	820,800
Sberbank of Russian Federation	6,590,288	21,631,915
Severstal OAO GDR(1)(3)	67,745	912,047
Sistema JSFC GDR	41,430	1,066,840
Sistema JSFC	719,800	634,485
SOLLERS(1)	24,262	413,026
Surgutneftegas ADR	303,403	2,970,997
Surgutneftegaz, PFC Shares	2,843,800	1,429,035
Tatneft ADR	61,566	1,938,596
TGK-2(1)	13,779,634	3,748
TMK OAO(1)	5,211	25,708
Transneft	647	773,301
Uralkali GDR	46,500	1,149,014
Vimpel-Communications ADR(1)	189,384	2,903,257
VTB Bank OJSC GDR(3)	474,970	3,139,833
Wimm-Bill-Dann Foods OJSC ADR	10,660	270,338
X5 Retail Group NV GDR(1)	136,994	5,748,085

		$116,133,169

Slovenia — 0.8%

Gorenje DD(1)	37,265	$687,217
KRKA DD	64,705	5,664,549
Luka Koper(1)	35,250	790,412
Mercator Poslovni Sistem	5,787	1,328,967
Nova Kreditna Banka Maribor(1)	88,381	1,265,095
Petrol	3,707	1,377,561
Reinsurance Co. Sava, Ltd.(1)	19,485	230,514
Sava DD	3,797	925,345
Telekom Slovenije DD	12,842	1,773,528
Zavarovalnica Triglav DD(1)	44,139	979,944

		$15,023,132

South Africa — 6.3%

ABSA Group, Ltd.	108,850	$2,108,727
Adcock Ingram Holdings, Ltd.	60,400	564,465
AECI, Ltd.	31,830	354,151
African Bank Investments, Ltd.	320,714	1,643,780

See notes to financial statements

16

Eaton Vance Parametric Structured Emerging Markets Fund as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

South Africa (continued)

African Rainbow Minerals, Ltd.	38,400	$977,838
Allied Electronics Corp., Ltd., PFC Shares	186,200	744,268
Anglo Platinum, Ltd.(1)	16,480	1,628,192
AngloGold Ashanti, Ltd.	112,371	5,270,241
Aquarius Platinum, Ltd.	122,100	706,285
Arcelormittal South Africa, Ltd.	50,577	580,296
Aspen Pharmacare Holdings, Ltd.(1)	144,131	1,920,028
Aveng, Ltd.	343,690	2,160,296
AVI, Ltd.	119,300	476,859
Barloworld, Ltd.	247,220	1,856,056
Bidvest Group, Ltd.	243,496	5,186,261
Clicks Group, Ltd.	89,300	581,615
DataTec, Ltd.	140,700	703,363
Discovery Holdings, Ltd.	155,245	874,462
FirstRand, Ltd.	1,224,750	3,590,669
Foschini, Ltd.	68,500	830,855
Gold Fields, Ltd.	220,035	3,454,593
Grindrod, Ltd.	340,300	824,694
Group Five, Ltd.	81,460	454,816
Growthpoint Properties, Ltd.	475,200	1,171,591
Harmony Gold Mining Co., Ltd.	121,010	1,389,661
Hyprop Investments, Ltd.	67,500	523,298
Illovo Sugar, Ltd.	87,400	325,521
Impala Platinum Holdings, Ltd.	166,580	4,702,906
Imperial Holdings, Ltd.	62,680	1,024,514
Investec, Ltd.	72,500	596,259
JD Group, Ltd.	58,290	409,621
JSE, Ltd.	42,700	481,556
Kumba Iron Ore, Ltd.	24,560	1,394,311
Kumba Resources, Ltd.	54,510	1,025,553
Lewis Group, Ltd.	32,500	331,089
Liberty Holdings, Ltd.	73,900	790,187
Life Healthcare Group Holdings, Ltd.	126,300	253,141
Massmart Holdings, Ltd.	70,000	1,425,417
Medi-Clinic Corp., Ltd.	57,420	222,139
Metropolitan Holdings, Ltd.	162,100	390,745
Mondi, Ltd.	72,300	600,694
Mr. Price Group, Ltd.	72,100	654,839
MTN Group, Ltd.	936,440	16,846,499
Murray & Roberts Holdings, Ltd.	301,950	1,871,382
Mvelaphanda Resources, Ltd.(1)	41,600	271,989
Nampak, Ltd.	171,938	482,469
Naspers, Ltd., Class N	133,942	7,025,564
Nedbank Group, Ltd.	76,530	1,429,193
Netcare, Ltd.(1)	415,950	865,295
Northam Platinum, Ltd.	67,300	465,369
Pangbourne Properties, Ltd.	122,800	340,965
Pick’n Pay Stores, Ltd.	130,670	859,649
Pretoria Portland Cement Co., Ltd.	225,427	1,073,479
Raubex Group, Ltd.	93,000	330,930
Redefine Properties, Ltd.	971,400	1,132,176
Remgro, Ltd.	156,800	2,429,500
Reunert, Ltd.	174,760	1,596,665
RMB Holdings, Ltd.	229,400	1,180,656
Sanlam, Ltd.	538,690	2,016,935
Sappi, Ltd.(1)	132,236	654,647
Sasol, Ltd.	146,050	6,576,969
Shoprite Holdings, Ltd.	152,700	2,159,238
Spar Group, Ltd.	54,600	742,277
Standard Bank Group, Ltd.	364,121	5,358,322
Steinhoff International Holdings, Ltd.(1)	450,840	1,414,605
Sun International, Ltd.	30,482	426,191
Telkom South Africa, Ltd.	253,050	1,307,401
Tiger Brands, Ltd.	59,000	1,581,611
Tongaat-Hulett(1)	21,000	294,714
Truworths International, Ltd.	150,600	1,486,100
Vodacom Group (Pty), Ltd.	190,600	1,830,953
Wilson Bayly Holmes-Ovcon, Ltd.	51,800	996,717
Woolworths Holdings, Ltd.	250,409	981,154

		$121,235,466

South Korea — 6.2%

Amorepacific Corp.	688	$635,876
Asiana Airlines(1)	46,000	374,581
Busan Bank	38,370	478,075
Celltrion, Inc.(1)	20,810	461,072
Cheil Industries, Inc.	14,000	1,177,414
Cheil Worldwide, Inc.	32,500	353,732
CJ CheilJedang Corp.	1,796	346,034
CJ Corp.	3,700	260,809
CJ O Shopping Co., Ltd.(1)	3,069	692,602
Daegu Bank	26,450	347,045
Daelim Industrial Co., Ltd.	4,950	404,156
Daewoo Engineering & Construction Co., Ltd.	37,741	353,736
Daewoo International Corp.	11,575	360,927
Daewoo Motor Sales Corp.(1)	104,445	280,830
Daewoo Securities Co., Ltd.	24,050	522,882
Daewoo Shipbuilding & Marine Engineering Co., Ltd.	18,880	502,479
Dong-A Pharmaceutical Co., Ltd.	3,386	353,570
Dongbu Insurance Co., Ltd.	9,840	347,783
Dongkuk Steel Mill Co., Ltd.	12,930	297,941
Doosan Corp.	3,160	426,361
Doosan Heavy Industries & Construction Co., Ltd.	9,100	717,220
Doosan Infracore Co., Ltd.(1)	16,600	410,789

See notes to financial statements

17

Eaton Vance Parametric Structured Emerging Markets Fund as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

South Korea (continued)

GLOVIS Co., Ltd.	7,470	$1,059,173
GS Engineering & Construction Corp.	6,270	532,841
GS Holdings Corp.	16,000	839,991
Hana Financial Group, Inc.	53,330	1,515,415
Hanjin Heavy Industries & Construction Co., Ltd.	9,813	374,090
Hanjin Shipping Co., Ltd.(1)	18,291	507,626
Hanjin Shipping Holdings Co., Ltd.(1)	17,298	247,985
Hankook Tire Co., Ltd.	21,040	548,027
Hanmi Pharmaceutical Co., Ltd.(1)	1,692	148,863
Hansol Paper Co., Ltd.	30,000	299,048
Hanwha Chemical Corp.	29,490	803,125
Hanwha Corp.	17,590	664,250
Hite Brewery Co., Ltd.	1,789	199,497
Honam Petrochemical Corp.	4,170	921,766
Hynix Semiconductor, Inc.(1)	71,290	1,468,220
Hyosung Corp.	7,680	853,656
Hyundai Department Store Co., Ltd.	6,215	688,762
Hyundai Development Co.	16,000	449,990
Hyundai Engineering & Construction Co., Ltd.	11,670	784,071
Hyundai Heavy Industries Co., Ltd.	9,470	3,089,109
Hyundai Marine & Fire Insurance Co., Ltd.	13,800	295,108
Hyundai Merchant Marine Co., Ltd.	20,100	711,372
Hyundai Mipo Dockyard Co., Ltd.	3,775	631,399
Hyundai Mobis	13,600	3,386,817
Hyundai Motor Co.	33,800	5,116,802
Hyundai Securities Co., Ltd.	43,870	575,019
Hyundai Steel Co.	14,230	1,381,736
Industrial Bank of Korea	54,280	779,951
Kangwon Land, Inc.	23,740	559,065
KB Financial Group, Inc.	84,511	3,762,859
KCC Corp.	1,445	479,174
Kia Motors Corp.	43,320	1,733,296
Korea Electric Power Corp.(1)	87,220	2,295,667
Korea Exchange Bank	65,860	785,088
Korea Express Co., Ltd.(1)	4,349	275,215
Korea Gas Corp.	5,680	232,712
Korea Investment Holdings Co., Ltd.	16,690	527,189
Korea Line Corp.(1)	4,000	144,598
Korea Zinc Co., Ltd.	4,440	1,123,796
Korean Air Lines Co., Ltd.(1)	11,002	700,856
Korean Reinsurance Co.	38,661	435,794
KT Corp.	40,973	1,614,338
KT&G Corp.	26,915	1,654,666
LG Chem, Ltd.	10,618	3,285,557
LG Corp.	14,610	1,045,224
LG Display Co., Ltd.	34,900	1,196,736
LG Electronics, Inc.	18,720	1,648,424
LG Hausys, Ltd.	2,858	228,299
LG Household & Health Care, Ltd.	1,850	618,043
LG Life Sciences, Ltd.(1)	5,000	215,370
LG Uplus Corp.	78,920	512,090
LIG Insurance Co., Ltd.	12,400	256,784
Lotte Shopping Co., Ltd.	3,265	1,337,587
LS Corp.	3,530	358,195
LS Industrial Systems Co., Ltd.	3,800	305,042
Macquarie Korea Infrastructure Fund	31,415	139,312
Mirae Asset Securities Co., Ltd.	9,580	502,127
Namhae Chemical Corp.	15,250	270,767
NCsoft Corp.	2,850	627,795
NHN Corp.(1)	6,475	1,145,602
Nong Shim Co., Ltd.	1,400	257,207
OCI Co., Ltd.	3,870	1,139,801
ORION Corp.	800	267,783
POSCO	15,527	6,408,422
S-Oil Corp.	11,085	684,413
S1 Corp.	5,750	317,029
Samsung C&T Corp.	20,020	1,175,723
Samsung Card Co., Ltd.	14,060	672,831
Samsung Electro-Mechanics Co., Ltd.	9,390	1,031,566
Samsung Electronics Co., Ltd.	20,700	13,732,913
Samsung Electronics Co., Ltd., PFC Shares	1,928	947,390
Samsung Engineering Co., Ltd.	4,600	735,138
Samsung Fine Chemicals Co., Ltd.	8,450	501,863
Samsung Fire & Marine Insurance Co., Ltd.	10,085	1,729,504
Samsung Heavy Industries Co., Ltd.	31,450	883,792
Samsung Life Insurance Co., Ltd.	23,300	2,088,167
Samsung SDI Co., Ltd.	6,350	872,224
Samsung Securities Co., Ltd.	15,140	867,171
Samsung Techwin Co., Ltd.	5,295	494,999
Shinhan Financial Group Co., Ltd.	103,003	3,990,358
Shinsegae Co., Ltd.	2,652	1,344,433
SK Broadband Co., Ltd.(1)	83,346	417,861
SK C&C Co., Ltd.	3,900	334,751
SK Chemicals Co., Ltd.	5,860	327,194
SK Energy Co., Ltd.	15,679	2,109,879
SK Holdings Co., Ltd.	6,015	626,748
SK Networks Co., Ltd.	26,310	252,938
SK Telecom Co., Ltd.	11,650	1,773,195
SK Telecom Co., Ltd. ADR	9,450	174,164
STX Pan Ocean Co., Ltd.	64,580	688,444
Tong Yang Securities, Inc.	32,865	332,697
Woongjin Coway Co., Ltd.	14,650	531,617
Woori Finance Holdings Co., Ltd.	73,360	925,024

See notes to financial statements

18

Eaton Vance Parametric Structured Emerging Markets Fund as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

South Korea (continued)

Woori Investment & Securities Co., Ltd.	34,900	$617,163
Yuhan Corp.	1,875	265,743

		$118,517,035

Taiwan — 6.1%

Acer, Inc.	506,990	$1,476,409
Advanced Semiconductor Engineering, Inc.	804,774	700,308
Altek Corp.	253,579	362,381
Ambassador Hotel	298,000	471,161
AmTRAN Technology Co., Ltd.	349,073	295,877
Asia Cement Corp.	440,845	454,129
Asia Optical Co., Inc.(1)	146,907	250,505
Asustek Computer, Inc.	121,578	986,596
AU Optronics Corp.(1)	1,230,837	1,227,995
Capital Securities Corp.	701,407	319,799
Catcher Technology Co., Ltd.	211,647	563,643
Cathay Financial Holding Co., Ltd.	1,692,903	2,587,709
Chang Hwa Commercial Bank	950,000	627,719
Cheng Shin Rubber Industry Co., Ltd.	509,863	1,136,471
Chicony Electronics Co., Ltd.	147,439	324,676
Chimei Innolux Corp.(1)	1,140,884	1,530,953
China Airlines, Ltd.(1)	774,411	603,925
China Development Financial Holding Corp.	2,912,209	865,523
China Life Insurance Co., Ltd.	545,556	442,706
China Motor Corp.	582,315	472,860
China Petrochemical Development Corp.(1)	820,800	694,064
China Steel Corp.	2,758,260	2,793,756
Chinatrust Financial Holding Co., Ltd.	2,331,671	1,455,634
Chipbond Technology Corp.(1)	259,000	403,053
Chong Hong Construction Co., Ltd.	164,495	405,209
Chunghwa Picture Tubes, Ltd.(1)	2,539,419	383,385
Chunghwa Telecom Co., Ltd.	1,203,433	2,814,985
Chunghwa Telecom Co., Ltd. ADR	25,770	603,018
Clevo Co.	170,426	375,361
Compal Electronics, Inc.	686,345	875,654
Coretronic Corp.	232,505	355,386
Delta Electronics, Inc.	316,105	1,305,905
Dynapack International Technology Corp.	111,374	347,615
E Ink Holdings, Inc.(1)	267,000	467,290
E.Sun Financial Holding Co., Ltd.	839,591	431,234
Elan Microelectronics Corp.	165,300	238,210
Epistar Corp.	103,472	331,150
EVA Airways Corp.(1)	742,744	750,685
Evergreen International Storage & Transport Corp.	319,000	283,031
Evergreen Marine Corp.(1)	582,050	485,085
Everlight Electronics Co., Ltd.	104,291	288,536
Far Eastern Department Stores, Ltd.	612,862	760,644
Far Eastern New Century Corp.	620,727	892,780
Far EasTone Telecommunications Co., Ltd.	626,074	901,624
Faraday Technology Corp.	169,434	334,030
Feng Hsin Iron & Steel Co., Ltd.	183,260	300,602
First Financial Holding Co., Ltd.	1,352,636	892,108
First Steamship Co., Ltd.	171,771	341,263
Formosa Chemicals & Fibre Corp.	941,980	2,693,812
Formosa International Hotels Corp.	29,117	472,914
Formosa Petrochemical Corp.	479,320	1,302,842
Formosa Plastics Corp.	1,152,670	3,302,626
Formosa Taffeta Co., Ltd.	542,000	492,900
Formosan Rubber Group, Inc.	433,000	341,381
Foxconn International Holdings, Ltd.(1)	582,000	430,680
Foxconn Technology Co., Ltd.	171,295	534,254
Fubon Financial Holding Co., Ltd.	1,382,139	1,690,879
Giant Manufacturing Co., Ltd.	150,208	589,926
Gintech Energy Corp.	133,000	384,159
Goldsun Development & Construction Co., Ltd.	881,117	454,098
Great Wall Enterprise Co., Ltd.	369,020	386,986
HannStar Display Corp.(1)	2,250,299	449,961
Highwealth Construction Corp.	227,705	406,639
Hon Hai Precision Industry Co., Ltd.	1,274,034	4,818,442
Hotai Motor Co., Ltd.	159,000	462,625
HTC Corp.	136,332	3,091,654
Hua Nan Financial Holdings Co., Ltd.	1,212,422	799,255
Inotera Memories, Inc.(1)	895,786	438,968
Inventec Co., Ltd.	614,460	323,134
KGI Securities Co., Ltd.	629,000	296,555
Largan Precision Co., Ltd.	27,795	551,609
Lite-On Technology Corp.	544,328	718,997
Macronix International Co., Ltd.	667,860	410,701
MediaTek, Inc.	184,462	2,320,594
Mega Financial Holding Co., Ltd.	2,865,000	1,986,296
Motech Industries, Inc.	75,175	302,316
Nan Kang Rubber Tire Co., Ltd.(1)	356,900	505,979
Nan Ya Plastics Corp.	1,534,608	3,409,037
Nanya Technology Corp.(1)	312,000	186,670
Neo Solar Power Corp.(1)	149,000	363,837
Novatek Microelectronics Corp., Ltd.	108,942	317,640
Oriental Union Chemical Corp.	621,300	656,325
Pan-International Industrial Co., Ltd.	152,938	227,789
Pegatron Corp.(1)	433,028	586,157
Phison Electronics Corp.	60,363	305,619
Polaris Securities Co., Ltd.	470,300	261,195
Pou Chen Corp.	1,251,819	1,186,234
Powerchip Technology Corp.(1)	1,370,239	340,004
Powertech Technology, Inc.	118,969	393,182
President Chain Store Corp.	261,664	1,037,854

See notes to financial statements

19

Eaton Vance Parametric Structured Emerging Markets Fund as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Taiwan (continued)

Qisda Corp.(1)	700,000	$488,456
Quanta Computer, Inc.	614,508	1,128,546
Radiant Opto-Electronics Corp.	257,398	386,402
Radium Life Tech Co., Ltd.	319,000	425,487
Realtek Semiconductor Corp.	116,826	277,007
RichTek Technology Corp.	36,478	286,747
Ritek Corp.(1)	1,292,159	363,569
Ruentex Development Co., Ltd.	269,000	445,173
Ruentex Industries, Ltd.	276,000	788,905
Sanyang Industrial Co., Ltd.(1)	742,327	401,081
Shin Kong Financial Holding Co., Ltd.(1)	1,574,929	579,081
Shin Zu Shing Co., Ltd.	101,269	261,931
Shinkong Synthetic Fibers Corp.	1,197,000	605,130
Siliconware Precision Industries Co.	601,243	661,276
Simplo Technology Co., Ltd.	64,372	412,400
Sincere Navigation	230,800	279,314
Sino-American Silicon Products, Inc.	105,069	329,415
SinoPac Financial Holdings Co., Ltd.	2,065,000	778,056
Solar Applied Materials Technology Corp.	244,552	532,367
Star Comgisitic Capital Co., Ltd.(1)	222,320	283,876
Synnex Technology International Corp.	209,818	513,887
Tainan Spinning Co., Ltd.	865,980	570,128
Taishin Financial Holdings Co., Ltd.(1)	1,696,757	742,115
Taiwan Business Bank(1)	1,067,040	355,292
Taiwan Cement Corp.	800,994	851,698
Taiwan Cooperative Bank	1,196,063	854,311
Taiwan Fertilizer Co., Ltd.	218,000	743,324
Taiwan Glass Industrial Corp.	252,000	304,787
Taiwan Kolin Co., Ltd.(1)(2)	177,000	0
Taiwan Mobile Co., Ltd.	604,427	1,347,432
Taiwan Semiconductor Manufacturing Co., Ltd.	4,135,465	8,507,937
Taiwan Tea Corp.	395,711	259,857
Tatung Co., Ltd.(1)	3,218,000	758,486
Teco Electric & Machinery Co., Ltd.	482,000	302,172
Tong Yang Industry Co., Ltd.	154,000	244,499
Transcend Information, Inc.	89,826	223,169
Tripod Technology Corp.	119,401	458,140
TSRC Corp.	286,000	519,845
TTY Biopharm Co., Ltd.	63,000	286,366
Tung Ho Steel Enterprise Corp.	243,060	227,260
U-Ming Marine Transport Corp.	186,000	382,962
Uni-President Enterprises Corp.	1,362,727	1,770,977
Unimicron Technology Corp.	202,000	342,992
United Microelectronics Corp.	2,122,090	1,017,933
Walsin Lihwa Corp.(1)	958,000	573,802
Wan Hai Lines, Ltd.(1)	494,250	362,709
Waterland Financial Holdings	941,861	304,279
Wei Chuan Food Corp.	379,000	431,107
Wintek Corp.(1)	299,000	504,064
Wistron Corp.	433,653	892,194
WPG Holdings Co., Ltd.	222,550	413,784
Yageo Corp.(1)	788,000	335,899
Yang Ming Marine Transport(1)	637,050	484,776
Yieh Phui Enterprise	1,017,324	365,151
Young Fast Optoelectronics Co., Ltd.	34,578	407,132
Yuanta Financial Holding Co., Ltd.	2,407,225	1,511,712
Yuen Foong Yu Paper Manufacturing Co., Ltd.	885,833	436,328
Yulon Motor Co., Ltd.	523,809	1,025,937
Zinwell Corp.	185,871	303,157

		$116,097,186

Thailand — 3.4%

Advanced Info Service PCL(4)	1,537,000	$4,622,806
Airports of Thailand PCL(4)	491,000	639,664
Asian Property Development PCL(4)	2,397,500	529,111
Bangkok Bank PCL	252,500	1,257,380
Bangkok Bank PCL(4)	101,800	525,768
Bangkok Dusit Medical Services PCL(4)	284,400	381,576
Bangkok Expressway PCL(4)	127,000	78,769
Bank of Ayudhya PCL(4)	2,076,800	1,676,477
Banpu PCL(4)	62,400	1,627,056
BEC World PCL(4)	1,567,600	1,742,652
Bumrungrad Hospital PCL(4)	415,500	477,970
Cal-Comp Electronics (Thailand) PCL(4)	2,747,300	345,430
Central Pattana PCL(4)	426,000	395,105
CH. Karnchang PCL(4)	892,200	301,298
Charoen Pokphand Foods PCL(4)	4,153,900	3,234,591
CP ALL PCL(4)	2,981,100	4,425,906
Delta Electronics (Thailand) PCL(4)	1,087,100	1,153,112
Electricity Generating PCL(4)	207,400	678,889
Glow Energy PCL(4)	1,063,200	1,767,044
Hana Microelectronics PCL(4)	888,200	741,648
IRPC PCL(4)	5,180,100	734,266
Italian-Thai Development PCL(1)(4)	1,858,000	301,593
Kasikornbank PCL(4)	998,000	4,202,563
Khon Kaen Sugar Industry PCL	897,000	380,287
Krung Thai Bank PCL(4)	1,482,000	835,645
L.P.N. Development PCL(4)	400,000	157,448
Land & Houses PCL	1,242,800	290,821
Land & Houses PCL(4)	1,350,700	322,645
Minor International PCL(4)	2,325,270	956,362
Precious Shipping PCL(4)	258,800	164,961
Pruksa Real Estate PCL(4)	450,000	324,779
PTT Aromatics & Refining PCL(4)	587,652	584,852
PTT Chemical PCL(4)	308,800	1,457,859

See notes to financial statements

20

Eaton Vance Parametric Structured Emerging Markets Fund as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Thailand (continued)

PTT Exploration & Production PCL(4)	949,800	$5,433,036
PTT PCL(4)	524,460	5,313,137
Quality House PCL(4)	2,038,700	158,345
Ratchaburi Electricity Generating Holding PCL(4)	463,700	565,118
Sahaviriya Steel Industries PCL(1)	5,208,300	278,232
Samart Corp. PCL	366,600	98,575
Siam Cement PCL(4)	184,500	2,029,889
Siam City Bank PCL(1)(4)	516,300	557,178
Siam City Cement PCL(4)	47,690	367,944
Siam Commercial Bank PCL(4)	940,000	3,221,580
Siam Makro PCL(4)	35,000	158,773
Sino Thai Engineering & Construction PCL(4)	2,479,500	1,136,154
Thai Airways International PCL(4)	642,900	1,002,053
Thai Beverage PCL	5,990,000	1,295,836
Thai Oil PCL(4)	712,500	1,262,691
Thai Tap Water Supply Co., Ltd	3,598,200	786,477
Thai Union Frozen Products PCL(4)	643,335	1,234,765
Thanachart Capital PCL(4)	417,400	551,490
Thoresen Thai Agencies PCL(4)	424,160	330,540
TMB Bank PCL(1)(4)	8,975,900	675,895
Total Access Communication PCL	213,300	299,795
Total Access Communication PCL(4)	474,800	643,483
TPI Polene PCL	432,000	179,200
True Corp. PCL(1)(4)	7,601,500	1,174,913

		$66,071,432

Turkey — 2.9%

Adana Cimento Sanayii TAS	93,019	$349,982
Akbank TAS	666,333	4,130,492
Akcansa Cimento AS	56,400	298,417
Akenerji Elektrik Uretim AS(1)	105,255	279,149
Aksa Akrilik Kimya Sanayii AS	60,209	133,766
Anadolu Efes Biracilik ve Malt Sanayii AS	157,739	2,486,739
Arcelik AS	205,854	1,124,448
Asya Katilim Bankasi AS	300,000	764,411
Aygaz AS	27,013	141,200
Bagfas Bandirma Gubre Fabrikalari AS(1)	2,500	224,384
BIM Birlesik Magazalar AS	53,260	1,827,999
Cimsa Cimento Sanayi ve Ticaret AS	18,200	139,911
Coca-Cola Icecek AS	37,700	466,324
Dogan Sirketler Grubu Holding AS(1)	1,219,509	884,226
Dogan Yayin Holding AS(1)	115,304	118,476
Eczacibasi Ilac Sanayi ve Ticaret AS	127,500	231,820
Enka Insaat ve Sanayi AS	401,314	1,811,394
Eregli Demir ve Celik Fabrikalari TAS(1)	701,481	2,595,436
Ford Otomotiv Sanayi AS	24,800	217,365
Gubre Fabrikalari TAS(1)	25,300	251,933
Haci Omer Sabanci Holding AS	389,918	2,112,522
Hurriyet Gazetecilik ve Matbaacilik AS	128,238	147,518
Ihlas Holding AS(1)	299,200	186,493
Is Gayrimenkul Yatirim Ortakligi AS	136,465	171,144
Kardemir Karabuk Demir Celik Sanayi ve Ticaret AS, Class D(1)	570,360	285,687
KOC Holding AS	811,634	3,820,511
Koza Davetiyeleri(1)	123,000	365,620
Mondi Tire Kutsan Kagit Ve Ambalas Sanayii AS(1)	225,000	260,959
Petkim Petrokimya Holding AS(1)	582,661	1,007,418
Petrol Ofisi AS(1)	93,978	464,028
Sekerbank TAS	195,000	244,507
TAV Havalimanlari Holding AS(1)	135,000	692,625
Tekfen Holding AS	157,717	673,269
Tofas Turk Otomobil Fabrikasi AS	117,700	643,717
Trakya Cam Sanayii AS(1)	150,791	313,965
Tupras-Turkiye Petrol Rafinerileri AS	100,170	2,663,284
Turcas Petrolculuk AS	30,939	145,307
Turk Hava Yollari Anonim Ortakligi (THY) AS(1)	366,285	1,503,538
Turk Sise ve Cam Fabrikalari AS(1)	541,112	987,280
Turk Telekomunikasyon AS	389,100	1,817,424
Turkcell Iletisim Hizmetleri AS	551,000	3,942,995
Turkiye Garanti Bankasi AS	965,000	5,825,197
Turkiye Halk Bankasi AS	155,500	1,544,675
Turkiye Is Bankasi	829,807	3,674,247
Turkiye Sinai Kalkinma Bankasi AS	256,666	467,390
Turkiye Vakiflar Bankasi TAO	336,200	1,067,208
Ulker Gida Sanayi ve Ticaret AS	140,959	453,952
Yapi ve Kredi Bankasi AS(1)	340,385	1,283,872
Yazicilar Holding AS	21,200	162,630
Zorlu Enerji Elektrik Uretim AS(1)	91,054	185,371

		$55,592,225

United Arab Emirates — 1.5%

Aabar Petroleum Investments Co. (PJSC)(1)	2,497,440	$985,948
Abu Dhabi Commercial Bank (PJSC)(1)	1,977,000	1,341,191
Abu Dhabi National Hotels	576,200	456,176
Agthia Group (PJSC)	840,000	509,711
Air Arabia	4,942,600	1,121,301
Ajman Bank (PJSC)(1)	634,400	153,020
Aldar Properties (PJSC)	1,381,700	967,198
Amlak Finance (PJSC)(1)	227,500	55,808
Arabtec Holding Co.(1)	2,227,400	1,374,659
Aramex (PJSC)(1)	982,500	559,851
Dana Gas(1)	13,290,790	2,850,216
DP World, Ltd.	8,069,328	4,818,930
Dubai Financial Market	2,201,500	1,040,416

See notes to financial statements

21

Eaton Vance Parametric Structured Emerging Markets Fund as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

United Arab Emirates (continued)

Dubai Investments (PJSC)	1,391,777	$354,050
Dubai Islamic Bank (PJSC)	1,080,697	710,400
Emaar Properties (PJSC)(1)	4,452,700	4,694,714
Emirates NBD (PJSC)	381,700	342,978
First Gulf Bank (PJSC)	336,400	1,522,068
Gulf Navigation Holding	1,850,000	260,405
Islamic Arabic Insurance Co.(1)	860,000	244,048
National Bank of Abu Dhabi (PJSC)	631,495	2,015,905
Ras Al Khaimah Cement Co.	1,212,000	300,091
Ras Al Khaimah Co.	490,450	160,239
Ras Al Khaimah Properties (PJSC)(1)	1,144,000	156,981
Sorouh Real Estate Co.(1)	848,925	406,872
Union National Bank(1)	1,011,040	954,364
Waha Capital (PJSC)	1,217,590	265,085

		$28,622,625

Vietnam — 0.7%

Baoviet Holdings	90,000	$298,576
Development Investment Construction Corp.	154,500	324,533
FPT Corp.	382,333	1,501,011
Gemadept Corp.	100,000	166,586
Hagl JSC	301,700	1,222,706
HCM City Infrastructure Investment JSC	130,000	233,332
Hoa Phat Group JSC(1)	429,100	863,310
Kinh Bac City Development Share Holding Corp.(1)	202,500	331,198
Kinhdo Corp.	505,750	1,375,993
PetroVietnam Drilling and Well Services JSC(1)	268,333	620,934
PetroVietnam Fertilizer and Chemical JSC	527,600	941,468
Pha Lai Thermal Power JSC	483,390	280,264
Refrigeration Electrical Engineering Corp.(1)	312,100	240,590
Saigon Securities, Inc.	548,600	693,734
Song Da Urban & Industrial Zone Investment and Development JSC	153,250	444,804
Tan Tao Investment Industry Co.(1)	220,800	179,049
Vietnam Construction and Import-Export JSC	307,655	365,842
Vietnam Dairy Products JSC	230,990	1,029,897
Vincom JSC(1)	440,245	1,530,348
Vinh Son - Song Hinh Hydropower JSC	195,000	111,933

		$12,756,108

Total Common Stocks
(identified cost $1,499,748,017)		$1,877,306,206

Equity-Linked Securities(5) — 0.8%

	Maturity
Security	Date	Shares	Value

Saudi Arabia — 0.8%

Al Abdullatif Industrial Investment Co.(6)	7/6/12	24,300	$193,417
Al Rajhi Bank(6)	4/30/12	61,193	1,258,468
Alinma Bank(1)(6)	6/4/12	156,100	446,423
Almarai Co., Ltd.(6)	3/27/12	14,500	828,872
Arab National Bank(6)	6/4/12	45,500	443,450
Bank Albilad(1)(6)	9/21/12	38,000	187,710
Banque Saudi Fransi(6)	4/30/12	34,584	422,824
Dar Al Arkan Real Estate Development(6)	8/13/12	58,000	139,580
Etihad Etisalat Co.(6)	4/2/12	95,862	1,383,533
Fawaz Abdulaziz Alhokair Co.(6)	4/4/12	20,000	233,854
Jabal Omar Development Co.(1)(6)	5/3/13	61,100	279,010
Jarir Marketing Co.(6)	6/4/12	11,300	465,912
Mobile Telecommunications Co.(1)(6)	6/4/12	72,000	149,274
National Industrialization Co.(6)	5/14/12	84,230	695,142
Rabigh Refining and Petrochemicals Co.(1)(6)	4/2/12	21,500	129,136
Riyad Bank(6)	6/11/12	82,700	581,075
Sahara Petrochemical Co.(1)(6)	11/26/12	46,000	282,424
Samba Financial Group(6)	4/30/12	42,508	697,093
Saudi Arabian Amiantit Co.(6)	6/25/12	53,100	240,354
Saudi Arabian Fertilizer Co.(6)	6/4/12	14,650	565,460
Saudi Arabian Mining Co.(1)(6)	6/25/12	54,900	332,675
Saudi Basic Industries Corp.(6)	3/26/12	56,896	1,443,184
Saudi British Bank(1)(6)	10/2/12	16,800	185,910
Saudi Cable Co.(6)	9/21/12	30,000	103,794
Saudi Cement Co.(6)	8/13/12	15,300	179,918
Saudi Chemical Co.(6)	11/26/12	25,900	289,719
Saudi Electricity Co.(6)	6/25/12	138,400	512,052
Saudi Industrial Investment Group(6)	6/11/12	40,000	200,256
Saudi International Petrochemicals Co.(6)	9/21/12	37,000	236,047
Saudi Kayan Petrochemical Co.(1)(6)	6/4/12	49,000	228,328
Saudi Telecom Co.(6)	5/21/12	78,600	849,882
Savola(6)	4/20/12	87,300	765,870
Yanbu National Petrochemicals Co.(1)(6)	1/7/13	23,900	267,985

			$15,218,631

Total Equity-Linked Securities
(identified cost $14,533,511)			$15,218,631

See notes to financial statements

22

Eaton Vance Parametric Structured Emerging Markets Fund as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Investment Funds — 0.1%

Security	Shares	Value

Vietnam Enterprise Investments, Ltd.(1)	1,239,727	$2,467,057

Total Investment Funds
(identified cost $5,027,204)		$2,467,057

Rights(1) — 0.0%(7)

Security	Shares	Value

Banca Transilvania, Exp. 11/24/10	96	$1

Total Rights
(identified cost $0)		$1

Short-Term Investments — 1.7%

	Principal
Description	Amount	Value

State Street Bank & Trust Repurchase Agreement, dated 10/29/10, with a maturity date of 11/1/10, an interest rate of 0.01% and repurchase proceeds of $32,090,026; collateralized by $29,855,000 U.S. Treasury Bond, 3.125% due 4/30/17 and a market value of $32,733,022	$32,090,000	$32,090,000

Total Short-Term Investments
(identified cost $32,090,000)		$32,090,000

Total Investments — 100.7%
(identified cost $1,551,398,732)		$1,927,081,895

Other Assets, Less Liabilities — (0.7)%		$(13,445,570)

Net Assets — 100.0%		$1,913,636,325

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

NVDR - Non-Voting Depositary Receipt

PCL - Public Company Ltd.

PFC Shares - Preference Shares

(1)	Non-income producing security.

(2)	Security valued at fair value using methods determined in good faith by or at the direction of the Trustees.

(3)	Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

(4)	Indicates a foreign registered security. Shares issued to foreign investors in markets that have foreign ownership limits.

(5)	Security whose performance, including redemption at maturity, is linked to the price of the underlying equity security. The investment is subject to credit risk of the issuing financial institution (HSBC Bank plc) in addition to the market risk of the underlying security.

(6)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be sold in certain transactions (normally to qualified institutional buyers) and remain exempt from registration. At October 31, 2010, the aggregate value of these securities is $15,218,631 or 0.8% of the Fund’s net assets.

(7)	Amount is less than 0.05%.

See notes to financial statements

23

Eaton Vance Parametric Structured Emerging Markets Fund as of October 31, 2010

PORTFOLIO OF INVESTMENTS CONT’D

Currency Concentration of Portfolio

	Percentage
Currency	of Net Assets	Value

United States Dollar	13.3%	$254,712,644
Hong Kong Dollar	8.3	159,318,211
Brazilian Real	6.4	122,391,315
South African Rand	6.3	120,529,181
South Korean Won	6.2	118,237,816
Indian Rupee	6.2	117,868,950
New Taiwan Dollar	6.0	115,063,488
Mexican Peso	6.0	115,008,683
Thailand Baht	3.3	64,132,115
Chilean Peso	3.1	60,178,859
Indonesian Rupiah	3.1	60,159,638
Malaysian Ringgit	3.1	59,541,102
Polish Zloty	3.1	59,116,090
New Turkish Lira	2.9	55,592,225
Philippine Peso	1.6	30,874,397
Kuwaiti Dinar	1.6	30,359,867
Hungarian Forint	1.6	30,157,146
Qatari Riyal	1.6	29,994,094
Czech Koruna	1.6	29,761,853
Moroccan Dirham	1.5	28,586,601
Egyptian Pound	1.5	27,973,191
Colombian Peso	1.3	24,420,851
United Arab Emirates Dirham	1.2	23,803,695
Euro	1.2	22,397,820
Other currency, less than 1% each	8.7	166,902,063

Total Investments	100.7%	$1,927,081,895

Sector Classification of Portfolio

	Percentage
Sector	of Net Assets	Value

Financials	26.5%	$507,643,460
Materials	12.2	233,557,808
Industrials	10.8	207,707,181
Telecommunication Services	10.3	196,910,792
Energy	9.9	189,504,031
Consumer Discretionary	8.0	152,257,954
Consumer Staples	7.8	149,041,475
Information Technology	6.4	121,835,236
Utilities	5.0	95,881,209
Health Care	2.0	38,185,691
Other	1.7	32,090,001
Investment Funds	0.1	2,467,057

Total Investments	100.7%	$1,927,081,895

See notes to financial statements

24

Eaton Vance Parametric Structured Emerging Markets Fund as of October 31, 2010

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of October 31, 2010

Assets

Investments, at value (identified cost, $1,551,398,732)	$1,927,081,895
Cash	3,363
Foreign currency, at value (identified cost, $6,263,848)	6,304,564
Dividends and interest receivable	1,979,707
Receivable for investments sold	355,314
Receivable for Fund shares sold	8,062,518
Tax reclaims receivable	11,345

Total assets	$1,943,798,706

Liabilities

Payable for investments purchased	$26,667,746
Payable for Fund shares redeemed	817,819
Payable to affiliates:
Investment adviser fee	1,226,155
Administration fee	229,102
Distribution and service fees	64,385
Trustees’ fees	3,850
Accrued foreign capital gains taxes	38,711
Accrued expenses	1,114,613

Total liabilities	$30,162,381

Net Assets	$1,913,636,325

Sources of Net Assets

Paid-in capital	$1,581,313,265
Accumulated net realized loss	(55,805,616)
Accumulated undistributed net investment income	12,482,235
Net unrealized appreciation	375,646,441

Total	$1,913,636,325

Class A Shares

Net Assets	$267,040,045
Shares Outstanding	17,181,579
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$15.54
Maximum Offering Price Per Share
(100 ÷ 94.25 of net asset value per share)	$16.49

Class C Shares

Net Assets	$22,800,440
Shares Outstanding	1,489,118
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$15.31

Class I Shares

Net Assets	$1,623,795,840
Shares Outstanding	104,197,768
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$15.58

On sales of $50,000 or more, the offering price of Class A shares is reduced.

*	Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

Statement of Operations

For the Year Ended
October 31, 2010

Investment Income

Dividends (net of foreign taxes, $3,398,143)	$31,804,775
Interest	9,139

Total investment income	$31,813,914

Expenses

Investment adviser fee	$10,601,526
Administration fee	1,955,154
Distribution and service fees
Class A	304,512
Class C	186,644
Trustees’ fees and expenses	42,418
Custodian fee	3,084,929
Transfer and dividend disbursing agent fees	333,248
Legal and accounting services	105,433
Printing and postage	33,726
Registration fees	150,041
Stock dividend tax	105,852
Miscellaneous	54,481

Total expenses	$16,957,964

Net investment income	$14,855,950

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investments transactions (net of foreign capital gains taxes of $5,064)	$395,182
Foreign currency transactions	(1,079,543)

Net realized loss	$(684,361)

Change in unrealized appreciation (depreciation) —
Investments (net of decrease in accrued foreign capital gains taxes of $409,701)	$307,986,056
Foreign currency	5,037

Net change in unrealized appreciation (depreciation)	$307,991,093

Net realized and unrealized gain	$307,306,732

Net increase in net assets from operations	$322,162,682

See notes to financial statements

25

Eaton Vance Parametric Structured Emerging Markets Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Year Ended
in Net Assets	October 31, 2010	October 31, 2009

From operations —
Net investment income	$14,855,950	$8,598,340
Net realized loss from investment and foreign currency transactions	(684,361)	(43,282,913)
Net change in unrealized appreciation (depreciation) from investments and foreign currency	307,991,093	322,613,656

Net increase in net assets from operations	$322,162,682	$287,929,083

Distributions to shareholders —
From net investment income
Class A	$(713,599)	$(624,412)
Class C	(32,419)	(11,551)
Class I	(8,254,564)	(4,282,038)

Total distributions to shareholders	$(9,000,582)	$(4,918,001)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$147,108,580	$51,867,958
Class C	7,882,273	6,034,674
Class I	660,471,185	468,912,908
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	602,017	535,855
Class C	21,890	8,492
Class I	4,741,826	2,225,488
Cost of shares redeemed
Class A	(65,660,576)	(55,161,766)
Class C	(6,187,470)	(3,379,341)
Class I	(167,749,862)	(147,551,579)
Issued in connection with tax-free reorganization (see Note 12)
Class A	50,476,946	—
Redemption fees	178,057	48,379

Net increase in net assets from Fund share transactions	$631,884,866	$323,541,068

Net increase in net assets	$945,046,966	$606,552,150

Net Assets

At beginning of year	$968,589,359	$362,037,209

At end of year	$1,913,636,325	$968,589,359

Accumulated undistributed net investment income included in net assets

At end of year	$12,482,235	$7,642,943

See notes to financial statements

26

Eaton Vance Parametric Structured Emerging Markets Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class A

	Year Ended October 31,
								Period Ended
	2010	2009		2008		2007		October 31, 2006(1)

Net asset value — Beginning of period	$12.440	$8.290		$17.500		$11.150		$10.000

Income (Loss) From Operations

Net investment income(2)	$0.105	$0.121		$0.190		$0.110		$0.010
Net realized and unrealized gain (loss)	3.082	4.120		(9.216)		6.215		1.140

Total income (loss) from operations	$3.187	$4.241		$(9.026)		$6.325		$1.150

Less Distributions

From net investment income	$(0.089)	$(0.092)		$(0.087)		$—		$—
From net realized gain	—	—		(0.098)		—		—

Total distributions	$(0.089)	$(0.092)		$(0.185)		$—		$—

Redemption fees(2)	$0.002	$0.001		$0.001		$0.025		$0.000	(3)

Net asset value — End of period	$15.540	$12.440		$8.290		$17.500		$11.150

Total Return(4)	25.77%	51.81%		(52.10)%		56.95%		11.50	%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$267,040	$104,727		$74,062		$81,611		$1,451
Ratios (as a percentage of average daily net assets):
Expenses(6)	1.51%	1.57	%(7)	1.50	%(7)	1.50	%(7)	1.50	%(7)(8)
Net investment income	0.77%	1.26%		1.33%		0.77%		0.32	%(8)
Portfolio Turnover	8%	11%		5%		6%		6	%(5)

(1)	For the period from the start of business, June 30, 2006, to October 31, 2006.

(2)	Computed using average shares outstanding.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(5)	Not annualized.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	The investment adviser and administrator waived a portion of its fees and subsidized certain operating expenses (equal to 0.02%, 0.20%, 0.52% and 9.49% of average daily net assets for the years ended October 31, 2009, 2008 and 2007 and the period ended October 31, 2006, respectively).

(8)	Annualized.

See notes to financial statements

27

Eaton Vance Parametric Structured Emerging Markets Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class C

	Year Ended October 31,
								Period Ended
	2010	2009		2008		2007		October 31, 2006(1)

Net asset value — Beginning of period	$12.280	$8.160		$17.320		$11.120		$10.000

Income (Loss) From Operations

Net investment income (loss)(2)	$0.020	$0.042		$0.092		$0.010		$(0.010)
Net realized and unrealized gain (loss)	3.032	4.087		(9.117)		6.190		1.130

Total income (loss) from operations	$3.052	$4.129		$(9.025)		$6.200		$1.120

Less Distributions

From net investment income	$(0.024)	$(0.010)		$(0.038)		$—		$—
From net realized gain	—	—		(0.098)		—		—

Total distributions	$(0.024)	$(0.010)		$(0.136)		$—		$—

Redemption fees(2)	$0.002	$0.001		$0.001		$—		$—

Net asset value — End of period	$15.310	$12.280		$8.160		$17.320		$11.120

Total Return(3)	24.91%	50.69%		(52.50)%		55.76%		11.20	%(4)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$22,800	$16,918		$9,828		$10,218		$132
Ratios (as a percentage of average daily net assets):
Expenses(5)	2.26%	2.32	%(6)	2.25	%(6)	2.25	%(6)	2.25	%(6)(7)
Net investment income (loss)	0.15%	0.44%		0.65%		0.06%		(0.30	)%(7)
Portfolio Turnover	8%	11%		5%		6%		6	%(4)

(1)	For the period from the start of business, June 30, 2006, to October 31, 2006.

(2)	Computed using average shares outstanding.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested and do not reflect the effect of sales charges.

(4)	Not annualized.

(5)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(6)	The investment adviser and administrator waived a portion of its fees and subsidized certain operating expenses (equal to 0.02%, 0.20%, 0.52% and 9.49% of average daily net assets for the years ended October 31, 2009, 2008 and 2007 and the period ended October 31, 2006, respectively).

(7)	Annualized.

See notes to financial statements

28

Eaton Vance Parametric Structured Emerging Markets Fund as of October 31, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Class I

	Year Ended October 31,
								Period Ended
	2010	2009		2008		2007		October 31, 2006(1)

Net asset value — Beginning of period	$12.460	$8.320		$17.540		$11.150		$10.000

Income (Loss) From Operations

Net investment income(2)	$0.163	$0.156		$0.231		$0.160		$0.030
Net realized and unrealized gain (loss)	3.071	4.109		(9.251)		6.232		1.120

Total income (loss) from operations	$3.234	$4.265		$(9.020)		$6.392		$1.150

Less Distributions

From net investment income	$(0.116)	$(0.126)		$(0.103)		$(0.002)		$—
From net realized gain	—	—		(0.098)		—		—

Total distributions	$(0.116)	$(0.126)		$(0.201)		$(0.002)		$—

Redemption fees(2)	$0.002	$0.001		$0.001		$0.000	(3)	$—

Net asset value — End of period	$15.580	$12.460		$8.320		$17.540		$11.150

Total Return(4)	26.22%	52.15%		(51.99)%		57.34%		11.50	%(5)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,623,796	$846,944		$278,147		$273,719		$15,405
Ratios (as a percentage of average daily net assets):
Expenses(6)	1.26%	1.33	%(7)	1.25	%(7)	1.25	%(7)	1.25	%(7)(8)
Net investment income	1.19%	1.56%		1.62%		1.12%		0.88	%(8)
Portfolio Turnover	8%	11%		5%		6%		6	%(5)

(1)	For the period from the start of business, June 30, 2006, to October 31, 2006.

(2)	Computed using average shares outstanding.

(3)	Amount is less than $0.0005.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(5)	Not annualized.

(6)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(7)	The investment adviser and administrator waived a portion of its fees and subsidized certain operating expenses (equal to 0.02%, 0.20%, 0.52% and 9.49% of average daily net assets for the years ended October 31, 2009, 2008 and 2007 and the period ended October 31, 2006, respectively).

(8)	Annualized.

See notes to financial statements

29

Eaton Vance Parametric Structured Emerging Markets Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Parametric Structured Emerging Markets Fund (formerly, Eaton Vance Structured Emerging Markets Fund) (the Fund) is a diversified series of Eaton Vance Mutual Funds Trust (the Trust). The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Fund’s investment objective is to seek long-term capital appreciation. The Fund offers three classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income and losses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Debt obligations (including short-term obligations with a remaining maturity of more than sixty days) are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term debt securities purchased with a remaining maturity of sixty days or less are generally valued at amortized cost, which approximates market value. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed,

30

Eaton Vance Parametric Structured Emerging Markets Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

In addition to the requirements of the Internal Revenue Code, the Fund may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Fund estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Tax expense attributable to unrealized appreciation is included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

At October 31, 2010, the Fund, for federal income tax purposes, had a capital loss carryforward of $47,661,936 which will reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. Such capital loss carryforward will expire on October 31, 2016 ($2,790,563) and October 31, 2017 ($44,871,373). A capital loss carryforward of $7,660,713 included in the amounts above is available to the Fund as a result of the reorganization on September 24, 2010 (see Note 12). Utilization of this capital loss carryforward may be limited in accordance with certain income tax regulations.

As of October 31, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended October 31, 2010 remains subject to examination by the Internal Revenue Service.

During the year ended October 31, 2010, a capital loss carryforward of $2,226,891 was utilized to offset net realized gains by the Fund.

E  Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

F  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service

31

Eaton Vance Parametric Structured Emerging Markets Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Redemption Fees — Upon the redemption or exchange of shares by Class A or Class I shareholders within 90 days of the settlement of purchase, a fee of 1% of the current net asset value of these shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

K  Repurchase Agreements — The Fund may enter into repurchase agreements collateralized by U.S. Treasury obligations, U.S. agency obligations, commercial paper and mortgage-backed securities involving any or all of its assets with banks and broker-dealers determined to be creditworthy by the Fund’s investment adviser, Eaton Vance Management (EVM). Under a repurchase agreement, the Fund buys a security at one price and simultaneously promises to sell that same security back to the seller at a higher price for settlement at a later date. The Fund’s repurchase agreements provide that the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement, and will be marked to market daily. The repurchase date is usually overnight, but may be within seven days of the original purchase date. In the event of bankruptcy of the counterparty or a third party custodian, the Fund might experience delays in recovering its cash or experience a loss.

2   Distributions to Shareholders

It is the present policy of the Fund to make at least one distribution annually (normally in December) of all or substantially all of its net investment income and to distribute annually all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are declared separately for each class of shares. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of the Fund at the net asset value as of the ex-dividend date or, at the election of the shareholder, receive distributions in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared for the years ended October 31, 2010 and October 31, 2009 was as follows:

	Year Ended October 31,
	2010	2009

Distributions declared from:
Ordinary income	$9,000,582	$4,918,001

During the year ended October 31, 2010, accumulated net realized loss was decreased by $1,119,616, accumulated undistributed net investment income was decreased by $1,016,076 and paid-in capital was decreased by $103,540 due to differences between book and tax accounting, primarily for foreign currency gain (loss), investments in passive foreign investment companies (PFICs) and foreign capital gains taxes. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of October 31, 2010, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed ordinary income	$20,746,506
Capital loss carryforward	$(47,661,936)
Net unrealized appreciation	$359,238,490

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, investments in PFICs and partnership allocations.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 0.85% of the Fund’s average daily net assets up to $500 million, 0.80% from $500 million up to $1 billion, 0.775% from $1 billion up to $2.5 billion and at reduced rates on daily net assets of $2.5 billion or more, and is payable monthly. For the year ended October 31, 2010, the investment adviser fee amounted to $10,601,526 or 0.81% of the Fund’s average daily net assets. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund to Parametric Portfolio Associates LLC (Parametric), an affiliate of EVM. EVM pays Parametric a portion of its advisory fee for sub-advisory services provided to the Fund. The administration fee is earned by EVM for administering the business affairs of the Fund and is computed at an annual rate of 0.15% of the Fund’s average daily net assets. For the year ended October 31, 2010, the administration fee amounted to $1,955,154.

32

Eaton Vance Parametric Structured Emerging Markets Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

EVM and Parametric have agreed to waive their fees and reimburse expenses to the extent that total annual operating expenses exceed 1.60%, 2.35% and 1.35% of the average daily net assets of Class A, Class C and Class I, respectively, through February 28, 2011. Thereafter, the waiver and reimbursement may be changed or terminated at any time. Pursuant to this agreement, EVM and Parametric waived no fees and reimbursed no expenses for the year ended October 31, 2010.

EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. For the year ended October 31, 2010, EVM earned $11,118 in sub-transfer agent fees. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), an affiliate of EVM and the Fund’s principal underwriter, received $29,682 as its portion of the sales charge on sales of Class A shares for the year ended October 31, 2010. EVD also received distribution and service fees from Class A and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5).

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended October 31, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4   Distribution Plans

The Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that the Fund will pay EVD a distribution and service fee of 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to the Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. Distribution and service fees paid or accrued to EVD for the year ended October 31, 2010 amounted to $304,512 for Class A shares.

The Fund also has in effect a distribution plan for Class C shares (Class C Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class C Plan requires the Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 6.25% of the aggregate amount received by the Fund for Class C shares sold, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of Class C, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by Class C. For the year ended October 31, 2010, the Fund paid or accrued to EVD $139,983 for Class C shares representing 0.75% of the average daily net assets of Class C shares. At October 31, 2010, the amount of Uncovered Distribution Charges of EVD calculated under the Class C Plan was approximately $13,141,000.

The Class C Plan also authorizes the Fund to make payments of service fees to EVD, financial intermediaries and other persons equal to 0.25% per annum of its average daily net assets attributable to that class. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the sales commissions and distribution fees payable to EVD and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the year ended October 31, 2010 amounted to $46,661 for Class C shares.

5   Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) of 1% generally is imposed on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within 18 months of purchase (depending on the circumstances of purchase). Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gain distributions. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund’s Class C Plan. CDSCs received on Class C redemptions when no Uncovered Distribution Charges exist are credited to the Fund. For the year ended October 31, 2010, the Fund was informed that EVD received approximately $55,000 and $19,000 of CDSCs paid by Class A and Class C shareholders, respectively.

6   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $701,408,618 and $101,508,593, respectively, for the year ended October 31, 2010.

33

Eaton Vance Parametric Structured Emerging Markets Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

7   Shares of Beneficial Interest

The Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

	Year Ended October 31,
Class A	2010	2009

Sales	10,148,854	5,726,915
Issued to shareholders electing to receive payments of distributions in Fund shares	45,885	67,744
Redemptions	(4,840,686)	(6,304,186)
Issued in connection with tax-free reorganization (see Note 12)	3,405,956	—

Net increase (decrease)	8,760,009	(509,527)

	Year Ended October 31,
Class C	2010	2009

Sales	577,385	569,119
Issued to shareholders electing to receive payments of distributions in Fund shares	1,683	1,081
Redemptions	(467,599)	(396,257)

Net increase	111,469	173,943

	Year Ended October 31,
Class I	2010	2009

Sales	48,396,655	51,045,504
Issued to shareholders electing to receive payments of distributions in Fund shares	361,144	281,707
Redemptions	(12,531,487)	(16,779,246)

Net increase	36,226,312	34,547,965

For the years ended October 31, 2010 and October 31, 2009, the Fund received $178,057 and $48,379, respectively, in redemption fees.

8   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at October 31, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,567,806,683

Gross unrealized appreciation	$422,805,845
Gross unrealized depreciation	(63,530,633)

Net unrealized appreciation	$359,275,212

9   Line of Credit

The Fund participates with other portfolios and funds managed by EVM and its affiliates in a $450 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Fund solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Fund, it may be unable to borrow some or all of its requested amounts at any particular time. The Fund did not have any significant borrowings or allocated fees during the year ended October 31, 2010.

10   Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Fund, political or financial instability or diplomatic and other developments which could affect such investments. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker-dealers and issuers than in the United States.

11   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

34

Eaton Vance Parametric Structured Emerging Markets Fund as of October 31, 2010

NOTES TO FINANCIAL STATEMENTS CONT’D

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At October 31, 2010, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other		Significant
	Identical	Observable		Unobservable
	Assets	Inputs		Inputs

Asset Description	(Level 1)	(Level 2)		(Level 3)	Total

Common Stocks
Asia/Pacific	$35,961,309	$729,661,820		$0	$765,623,129
Emerging Europe	54,438,332	302,118,807		0	356,557,139
Latin America	375,025,463	—		—	375,025,463
Middle East/Africa	132,792,296	247,308,179		—	380,100,475

Total Common Stocks	$598,217,400	$1,279,088,806	*	$0	$1,877,306,206

Equity-Linked Securities	$—	$15,218,631		$—	$15,218,631
Investment Funds	—	2,467,057		—	2,467,057
Rights	1	—		—	1
Short-Term Investments	—	32,090,000		—	32,090,000

Total Investments	$598,217,401	$1,328,864,494		$0	$1,927,081,895

*	Includes foreign equity securities whose values were adjusted to reflect market trading of comparable securities or other correlated instruments that occurred after the close of trading in their applicable foreign markets.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in
Common Stocks

Balance as of October 31, 2009	$0
Realized gains (losses)	9,930
Change in net unrealized appreciation (depreciation)*	0
Net purchases (sales)	(9,930)
Accrued discount (premium)	—
Net transfers to (from) Level 3**	0

Balance as of October 31, 2010	$0

Change in net unrealized appreciation (depreciation) in investments still held as of October 31, 2010	$0

*	Amount is included in the related amount on investments in the Statement of Operations.

**	Transfers are reflected at the value of the securities at the beginning of the period.

All Level 3 investments held at October 31, 2010 and October 31, 2009 were valued at $0.

12   Reorganization

As of the close of business on September 24, 2010, the Fund acquired the net assets of Eaton Vance Emerging Markets Fund (Emerging Markets Fund) pursuant to a plan of reorganization approved by the shareholders of Emerging Markets Fund. The acquisition was accomplished by a tax-free exchange of 3,405,956 shares of Class A of the Fund (valued at $50,476,946) for the 2,044,212 shares of Class A and 561,782 shares of Class B of the Emerging Markets Fund, each outstanding on September 24, 2010. In conjunction with the reorganization, the Emerging Markets Fund received its pro rata share of cash and securities from the Emerging Markets Portfolio in a complete liquidation of its 99.9% interest therein. The investment portfolio of Emerging Markets Portfolio, with a fair value of $34,060,510 and identified cost of $26,838,935 was the principal asset acquired by the Fund. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the identified cost of the investments received from the Emerging Markets Portfolio was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The aggregate net assets of the Fund immediately before the acquisition were $1,616,648,886. The net assets of Emerging Markets Fund at that date of $50,476,946, including $7,660,713 of accumulated net realized losses and $7,136,741 of unrealized appreciation, were combined with those of the Fund, resulting in combined net assets of $1,667,125,832. Assuming the acquisition had been completed on November 1, 2009, the beginning of the Fund’s annual reporting period, the Fund’s pro forma results of operations for the year ended October 31, 2010 are as follows:

Net investment income	$14,529,356
Net realized gains	$9,874,746
Net increase in net assets resulting from operations	$329,419,800

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of Emerging Markets Fund that have been included in the Fund’s Statement of Operations since September 24, 2010.

13   Name Change

Effective November 1, 2010, the name of the Fund was changed from Eaton Vance Structured Emerging Markets Fund.

35

Eaton Vance Parametric Structured Emerging Markets Fund as of October 31, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees of Eaton Vance Mutual Funds Trust and Shareholders of Eaton Vance Parametric Structured Emerging Markets Fund (formerly, Eaton Vance Structured Emerging Markets Fund):
We have audited the accompanying statement of assets and liabilities of Eaton Vance Parametric Structured Emerging Markets Fund (formerly, Eaton Vance Structured Emerging Markets Fund) (the ”Fund”) (one of the funds constituting Eaton Vance Mutual Funds Trust), including the portfolio of investments, as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights, based on our audits. The financial highlights for the period from the start of business, June 30, 2006, to October 31, 2006, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial highlights in their report dated December 20, 2006.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Parametric Structured Emerging Markets Fund as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
December 20, 2010

36

Eaton Vance Parametric Structured Emerging Markets Fund as of October 31, 2010

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you receive in January 2011 will show the tax status of all distributions paid to your account in calendar year 2010. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code and/or regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations and the foreign tax credit.

Qualified Dividend Income. The Fund designates approximately $20,091,628, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2010 ordinary income dividends, 10.37% qualifies for the corporate dividends received deduction.

Foreign Tax Credit. The Fund paid foreign taxes of $3,284,305 and recognized foreign source income of $35,202,918.

37

Eaton Vance Parametric Structured Emerging Markets Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

38

Eaton Vance Parametric Structured Emerging Markets Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Structured Emerging Markets Fund (the “Fund”) with Eaton Vance Management (the “Adviser”), and the sub-advisory agreement with Parametric Portfolio Associates LLC (the “Sub-adviser”), including their fee structures, are in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory agreement and sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and sub-advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. The Board evaluated the abilities and experience of such investment personnel in analyzing factors such as special considerations relevant to investing in emerging markets. The Board noted the Adviser’s in-house equity research capabilities. With respect to the Adviser, the Board considered the Adviser’s responsibilities supervising the Sub-adviser. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management. With respect to the Sub-adviser, the Board noted the Sub-adviser’s experience in deploying quantitative-based investment strategies.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by the Adviser and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

39

Eaton Vance Parametric Structured Emerging Markets Fund

BOARD OF TRUSTEES’ CONTRACT APPROVAL CONT’D

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and sub-advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2009 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s expense ratio for the one-year ended September 30, 2009 as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the fund complex level. The Board considered the fact that the Adviser had waived fees and/or paid expenses for the Fund.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser or Sub-adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are reasonable.

Economies of Scale

In reviewing management fees, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Portfolios and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. The Board noted the structure of the advisory fee, which includes breakpoints at several asset levels. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates, and the Fund.

40

Eaton Vance Parametric Structured Emerging Markets Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Mutual Funds Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust hold indefinite terms of office. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “Parametric” refers to Parametric Portfolio Associates LLC and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and	Principal Occupation(s)	in Fund Complex
Name and	with the	Length of	During Past Five Years and Other	Overseen By	Other Directorships Held
Year of Birth	Trust	Service	Relevant Experience	Trustee(1)	During the Last Five Years(2)

Interested Trustee

Thomas E. Faust Jr. 1958	Trustee and President	Trustee since 2007 and President since 2002	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or officer of 184 registered investment companies and 1 private investment company managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Trust.	184	Director of EVC.

Noninterested Trustees

Benjamin C. Esty 1963	Trustee	Since 2005	Roy and Elizabeth Simmons Professor of Business Administration and Finance Unit Head, Harvard University Graduate School of Business Administration.	184	None

Allen R. Freedman 1940	Trustee	Since 2007	Private Investor and Consultant. Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	184	Director of Assurant, Inc. (insurance provider) and Stonemor Partners, L.P. (owner and operator of cemeteries).

William H. Park 1947	Trustee	Since 2003	Chief Financial Officer, Aveon Group L.P. (an investment management firm) (since 2010). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (an institutional investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm) (1972-1981).	184	None

Ronald A. Pearlman 1940	Trustee	Since 2003	Professor of Law, Georgetown University Law Center. Formerly, Deputy Assistant Secretary (Tax Policy) and Assistant Secretary (Tax Policy), U.S. Department of the Treasury (1983-1985). Formerly, Chief of Staff, Joint Committee on Taxation, U.S. Congress (1988-1990).	184	None

Helen Frame Peters 1948	Trustee	Since 2008	Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).	184	Director of BJ’s Wholesale Club, Inc. (wholesale club retailer). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

41

Eaton Vance Parametric Structured Emerging Markets Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and	Principal Occupation(s)	in Fund Complex
Name and	with the	Length of	During Past Five Years and Other	Overseen By	Other Directorships Held
Year of Birth	Trust	Service	Relevant Experience	Trustee(1)	During the Last Five Years(2)

Noninterested Trustees (continued)

Lynn A. Stout 1957	Trustee	Since 1998	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law. Professor Stout teaches classes in corporate law and securities regulation and is the author of numerous academic and professional papers on these areas.	184	None

Ralph F. Verni 1943	Chairman of the Board and Trustee	Chairman of the Board since 2007 and Trustee since 2005	Consultant and private investor. Formerly, Chief Investment Officer (1982-1992), Chief Financial Officer (1988-1990) and Director (1982-1992), New England Life. Formerly, Chairperson, New England Mutual Funds (1982-1992). Formerly, President and Chief Executive Officer, State Street Management & Research (1992-2000). Formerly, Chairperson, State Street Research Mutual Funds (1992-2000). Formerly, Director, W.P. Carey, LLC (1998-2004) and First Pioneer Farm Credit Corp. (2002-2006).	184	None

Principal Officers who are not Trustees

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Year of Birth	Trust	Service	During Past Five Years

William H. Ahern, Jr. 1959	Vice President	Since 1995	Vice President of EVM and BMR. Officer of 80 registered investment companies managed by EVM or BMR.

John R. Baur 1970	Vice President	Since 2008	Vice President of EVM and BMR. Previously, attended Johnson Graduate School of Management, Cornell University (2002-2005), and prior thereto was an Account Team Representative in Singapore for Applied Materials, Inc. Officer of 37 registered investment companies managed by EVM or BMR.

Maria C. Cappellano 1967	Vice President	Since 2009	Vice President of EVM and BMR. Officer of 49 registered investment companies managed by EVM or BMR.

Michael A. Cirami 1975	Vice President	Since 2008	Vice President of EVM and BMR. Officer of 37 registered investment companies managed by EVM or BMR.

Cynthia J. Clemson 1963	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 96 registered investment companies managed by EVM or BMR.

John H. Croft 1962	Vice President	Since 2010	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Charles B. Gaffney 1972	Vice President	Since 2007	Director of Equity Research and a Vice President of EVM and BMR. Officer of 33 registered investment companies managed by EVM or BMR.

Christine M. Johnston 1972	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Aamer Khan 1960	Vice President	Since 2005	Vice President of EVM and BMR. Officer of 36 registered investment companies managed by EVM or BMR.

Thomas H. Luster 1962	Vice President	Since 2006	Vice President of EVM and BMR. Officer of 55 registered investment companies managed by EVM or BMR.

Jeffrey A. Rawlins 1961	Vice President	Since 2009	Vice President of EVM and BMR. Previously, a Managing Director of the Fixed Income Group at State Street Research and Management (1989-2005). Officer of 33 registered investment companies managed by EVM or BMR.

42

Eaton Vance Parametric Structured Emerging Markets Fund

MANAGEMENT AND ORGANIZATION CONT’D

Term of
	Position(s)	Office and
Name and	with the	Length of	Principal Occupation(s)
Year of Birth	Trust	Service	During Past Five Years

Principal Officers who are not Trustees (continued)

Duncan W. Richardson 1957	Vice President	Since 2001	Director of EVC and Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 82 registered investment companies managed by EVM or BMR.

Judith A. Saryan 1954	Vice President	Since 2003	Vice President of EVM and BMR. Officer of 54 registered investment companies managed by EVM or BMR.

Susan Schiff 1961	Vice President	Since 2002	Vice President of EVM and BMR. Officer of 38 registered investment companies managed by EVM or BMR.

Thomas Seto 1962	Vice President	Since 2007	Vice President and Director of Portfolio Management of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

David M. Stein 1951	Vice President	Since 2007	Managing Director and Chief Investment Officer of Parametric. Officer of 33 registered investment companies managed by EVM or BMR.

Eric A. Stein 1980	Vice President	Since 2009	Vice President of EVM and BMR. Originally joined EVM in July 2002. Prior to re-joining EVM in September 2008, Mr. Stein worked at the Federal Reserve Bank of New York (2007-2008) and attended business school in Chicago, Illinois. Officer of 34 registered investment companies managed by EVM or BMR.

Dan R. Strelow 1959	Vice President	Since 2009	Vice President of EVM and BMR since 2005. Previously, a Managing Director (since 1988) and Chief Investment Officer (since 2001) of the Fixed Income Group at State Street Research and Management. Officer of 33 registered investment companies managed by EVM or BMR.

Mark S. Venezia 1949	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 40 registered investment companies managed by EVM or BMR.

Adam A. Weigold 1975	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 73 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 1957	Treasurer	Since 2005	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 1960	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 1953	Chief Compliance Officer	Since 2004	Vice President of EVM and BMR. Officer of 184 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

(2)	During their respective tenures, the Trustees also served as trustees of one or more of the following Eaton Vance funds (which operated in the years noted): Eaton Vance Credit Opportunities Fund (launched in 2005 and terminated in 2010); Eaton Vance Insured Florida Plus Municipal Bond Fund (launched in 2002 and terminated in 2009); and Eaton Vance National Municipal Income Fund (launched in 1998 and terminated in 2009).

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and can be obtained without charge on Eaton Vance’s website at www.eatonvance.com or by calling 1-800-262-1122.

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Investment Adviser and Administrator of
Eaton Vance Parametric Structured Emerging Markets Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Sub-Adviser of Eaton Vance Parametric Structured Emerging Markets Fund
Parametric Portfolio Associates LLC
1151 Fairview Avenue N.
Seattle, WA 98109

Principal Underwriter*
Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
(617) 482-8260

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
BNY Mellon Asset Servicing
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Parametric Structured Emerging Markets Fund
Two International Place
Boston, MA 02110
* FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing the program is available to investors at www.FINRA.org.

This report must be preceded or accompanied by a current prospectus or summary prospectus, if available. Before investing, investors should consider carefully the Fund’s investment objective(s), risks, and charges and expenses. The Fund’s current prospectus or summary prospectus, if available, contains this and other information about the Fund and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 1-800-262-1122.

2774-12/10	SEMSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Chief Financial Officer of Aveon Group, L.P. (an investment management firm). Previously, he served as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services
(a)-(d)
Eaton Vance Tax-Managed Small-Cap Value Fund, Eaton Vance Tax-Managed Mid-Cap Core Fund, Eaton Vance Multi-Cap Growth Fund, Eaton Vance Tax-Managed Value Fund, Eaton Vance Tax-Managed International Equity Fund, Eaton Vance Tax-Managed Small-Cap Fund, Eaton Vance Tax-Managed Equity Asset Allocation Fund, Eaton Vance High Income Opportunities Fund, Eaton Vance Floating-Rate Fund, Eaton Vance Floating-Rate & High Income Fund, Eaton Vance Floating-Rate Advantage Fund, Eaton Vance Emerging Markets Local Income Fund, Eaton Vance International Income Fund, Eaton Vance Low Duration Fund, Eaton Vance Government Obligations Fund, Eaton Vance Tax-Managed Global Dividend Income Fund (formerly, Eaton Vance Tax-Managed Dividend Income Fund), Eaton Vance Global Dividend Income Fund (formerly, Eaton Vance Dividend Income Fund), Eaton Vance International Equity Fund, Eaton Vance Parametric Structured Emerging Markets Fund (formerly, Eaton Vance Structured Emerging Markets Fund), Eaton Vance U.S. Government Money Market Fund (formerly, Eaton Vance Cash Management Fund), Eaton Vance Build America Bond Fund, and Eaton Vance Global Macro Absolute Return Advantage Fund, (the “Fund(s)”) are series of Eaton Vance Mutual Funds Trust (the “Trust”), a Massachusetts business trust, which, including the Funds, contains a total of 31 series (the “Series”). The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. This Form N-CSR relates to the Funds’ annual reports.
The following tables present the aggregate fees billed to each Fund for the Fund’s respective fiscal years ended October 31, 2009 and October 31, 2010 by the Fund’s principal accountant, Deloite & Touche LLP (“D&T”) for professional services rendered for the audit of the Fund’s annual financial statements and fees billed for other services rendered by D&T during such periods.
Eaton Vance Tax-Managed Small-Cap Value Fund

Fiscal Years Ended	10/31/09	10/31/10

Audit Fees	$10,225	$10,225
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$6,770	$6,770
All Other Fees(3)	$1,500	$1,400

Total	$18,495	$18,395

Eaton Vance Tax-Managed Mid-Cap Core Fund

Fiscal Years Ended	10/31/09	10/31/10

Audit Fees	$10,225	$10,225
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$7,010	$7,010
All Other Fees(3)	$1,500	$1,400

Total	$18,735	$18,635

Eaton Vance Tax-Managed Multi-Cap Growth Fund

Fiscal Years Ended	10/31/09	10/31/10

Audit Fees	$12,515	$12,515
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$7,020	$7,020
All Other Fees(3)	$1,500	$1,400

Total	$21,035	$20,935

Eaton Vance Tax-Managed Value Fund

Fiscal Years Ended	10/31/09	10/31/10

Audit Fees	$14,815	$14,815
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$7,010	$7,010
All Other Fees(3)	$1,500	$1,400

Total	$23,325	$23,225

Eaton Vance Tax-Managed International Equity Fund

Fiscal Years Ended	10/31/09	10/31/10

Audit Fees	$12,515	$12,515
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$6,890	$6,890
All Other Fees(3)	$1,500	$1,400

Total	$20,905	$20,805

Eaton Vance Tax-Managed Small-Cap Fund

Fiscal Years Ended	10/31/09	10/31/10

Audit Fees	$16,925	$16,925
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$7,010	$7,010
All Other Fees(3)	$1,500	$1,400

Total	$25,435	$25,335

Eaton Vance Tax-Managed Equity Asset Allocation Fund

Fiscal Years Ended	10/31/09	10/31/10

Audit Fees	$50,800	$50,800
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$18,690	$18,690
All Other Fees(3)	$2,500	$500

Total	$71,990	$69,990

Eaton Vance High Income Opportunities Fund

Fiscal Years Ended	10/31/09	10/31/10

Audit Fees	$13,815	$13,815
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,020	$8,020
All Other Fees(3)	$1,500	$1,400

Total	$23,335	$23,235

Eaton Vance Floating-Rate Fund

Fiscal Years Ended	10/31/09	10/31/10

Audit Fees	$13,565	$13,565
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$7,760	$7,760
All Other Fees(3)	$1,500	$1,400

Total	$22,825	$22,725

Eaton Vance Floating-Rate & High Income Fund

Fiscal Years Ended	10/31/09	10/31/10

Audit Fees	$13,565	$18,565
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,260	$8,260
All Other Fees(3)	$1,500	$500

Total	$23,325	$27,325

Eaton Vance Emerging Markets Local Income Fund

Fiscal Years Ended	10/31/09	10/31/10

Audit Fees	$10,870	$10,870
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,175	$9,175
All Other Fees(3)	$1,500	$500

Total	$21,545	$20,545

Eaton Vance International Income Fund

Fiscal Years Ended	10/31/09	10/31/10

Audit Fees	$10,870	$10,870
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$9,050	$9,050
All Other Fees(3)	$1,500	$1,400

Total	$21,420	$21,320

Eaton Vance Low Duration Fund

Fiscal Years Ended	10/31/09	10/31/10

Audit Fees	$25,840	$25,840
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$13,420	$13,420
All Other Fees(3)	$2,500	$1,400

Total	$41,760	$40,660

Eaton Vance Government Obligations Fund

Fiscal Years Ended	10/31/09	10/31/10

Audit Fees	$25,840	$25,840
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$12,140	$12,140
All Other Fees(3)	$1,500	$1,400

Total	$39,480	$39,380

Eaton Vance Floating-Rate Advantage Fund

Fiscal Years Ended	10/31/09	10/31/10

Audit Fees	$16,550	$16,550
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$21,000	$21,000
All Other Fees(3)	$2,500	$1,400

Total	$40,050	$38,950

Eaton Vance Tax-Managed Global Dividend Income Fund

Fiscal Years Ended	10/31/09	10/31/10

Audit Fees	$50,280	$50,280
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$10,310	$10,310
All Other Fees(3)	$2,500	$1,400

Total	$63,090	$61,990

Eaton Vance Global Dividend Income Fund

Fiscal Years Ended	10/31/09	10/31/10

Audit Fees	$12,655	$12,655
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,570	$8,570
All Other Fees(3)	$1,500	$1,400

Total	$22,725	$22,625

Eaton Vance International Equity Fund

Fiscal Years Ended	10/31/09	10/31/10

Audit Fees	$12,655	$12,655
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$8,570	$8,570
All Other Fees(3)	$1,500	$1,400

Total	$22,725	$22,625

Eaton Vance Parametric Structured Emerging Markets Fund

Fiscal Years Ended	10/31/09	10/31/10

Audit Fees	$70,380	$70,380
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$11,390	$11,390
All Other Fees(3)	$1,500	$1,400

Total	$83,270	$83,170

Eaton Vance U.S. Government Money Market Fund

Fiscal Years Ended	10/31/09	10/31/10

Audit Fees	$15,520	$15,520
Audit-Related Fees(1)	$0	$0
Tax Fees(2)	$6,010	$6,010
All Other Fees(3)	$1,500	$500

Total	$23,030	$22,030

Eaton Vance Build America Bond Fund*

Fiscal Years Ended	10/31/10

Audit Fees	$11,550
Audit-Related Fees(1)	$0
Tax Fees(2)	$8,000
All Other Fees(3)	$500

Total	$20,050

Eaton Vance Global Macro Absolute Return Advantage Fund**

Fiscal Years Ended	10/31/10

Audit Fees	$11,550
Audit-Related Fees(1)	$0
Tax Fees(2)	$8,000
All Other Fees(3)	$1,200

Total	$20,750

1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

*	Fund commenced operations on November 17, 2009.

**	Fund commenced operations on August 31, 2010.
The various Series comprising the Trust have differing fiscal year ends (October 31 or December 31). The following table presents the aggregate audit, audit-related, tax, and other fees billed to all of the Series in the Trust by D&T for the last two fiscal years of each Series.

Fiscal Years Ended	12/31/08	10/31/09	12/31/09	10/31/10

Audit Fees	$107,310	$529,055	$105,570	$527,835
Audit-Related Fees(1)	$0	$0	$6,200	$0
Tax Fees(2)	$24,930	$256,590	$29,930	$258,500
All Other Fees(3)	$0	$44,500	$8,000	$28,500

Total	$133,010	$830,145	$149,700	$814,835

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.
(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to all of the Series in the Trust by D&T for the last two fiscal years of each Series; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the last two fiscal years of each Series.

Fiscal Years
Ended	12/31/08	10/31/09	12/31/09	10/31/10

Registrant(1)	$24,930	$301,090	$44,130	$287,000
Eaton Vance(2)	$345,473	$280,861	$288,295	$278,901

(1)	Includes all of the Series of the Trust. During the fiscal years reported above, certain of the Funds were “feeder” funds in a “master-feeder” fund structure or funds of funds.

(2)	Various subsidiaries of Eaton Vance Corp. act in either an investment advisory and/or service provider capacity with respect to the Series and/or their respective “master” funds (if applicable).
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed Registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
Not required in this filing.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
Not required in this filing.

Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Mutual Funds Trust

By:	/s/ Thomas E. Faust Jr. Thomas E. Faust Jr.
President
Date: December 23, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell
Treasurer

Date:	December 23, 2010

By:	/s/ Thomas E. Faust Jr. Thomas E. Faust Jr.
President
Date: December 23, 2010